UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman Sachs & Co. LLC	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	December 31, 2018

Fund of Funds Portfolios
Balanced Strategy
Equity Growth Strategy
Growth and Income Strategy
Growth Strategy
Satellite Strategies

It is our intention that beginning on January 1, 2021, paper copies of the Portfolios’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Portfolio or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Portfolio electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Portfolio directly with the Portfolio’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Service, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of a Portfolio through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with a Portfolio’s transfer agent if you invest directly with the transfer agent.

Goldman Sachs Fund of Funds Portfolios

∎	BALANCED STRATEGY

∎	EQUITY GROWTH STRATEGY

∎	GROWTH AND INCOME STRATEGY

∎	GROWTH STRATEGY

∎	SATELLITE STRATEGIES

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Fund of Funds Portfolios

Market Review

The capital markets were influenced most during the 12 months ended December 31, 2018 (the “Reporting Period”) by economic data, central bank monetary policy, higher commodity prices and geopolitical events.

In the first quarter of 2018, when the Reporting Period began, global equity markets experienced their first pullback after rallying for eight consecutive calendar quarters. Global equity prices peaked during the last week of January 2018 before retreating on news of stronger than consensus expected U.S. wage growth data in early February. In addition to the wage growth data, which led investors to anticipate a faster pace of U.S. Federal Reserve (“Fed”) interest rate hikes, rising concerns about potential trade protectionism and worsening market sentiment about U.S. information technology stocks weighed on global equity prices. In the second half of March 2018, U.S. information technology stocks sold off due to investor concerns about data privacy. During the first calendar quarter overall, macroeconomic data moderated in the developed markets, particularly in Europe and Japan. Emerging markets equities generally outperformed their developed markets peers because of what many considered to be attractive valuations, because of the comparatively stronger economic data within emerging markets countries and because of higher commodity prices. In the fixed income markets, the 10-year U.S. Treasury yield rose during the first quarter of 2018, driven by the Fed’s decision to raise interest rates at its March policy meeting as well as by a modest pickup in inflation and a higher than consensus expected U.S. fiscal deficit. The outcome of the Fed’s policy meeting was generally considered dovish by investors but was also in line with market expectations. (Dovish tends to imply lower interest rates; opposite of hawkish.) The U.S. dollar weakened relative to other major developed markets currencies during the first calendar quarter.

During the second quarter of 2018, developed markets equities generated positive returns, while emerging markets equities experienced broad-based weakness. Two large themes were at play: 1) divergence between U.S. economic growth compared to that of the rest of the world and 2) continued escalation of trade tensions. Within developed markets, U.S., U.K., European and Japanese equities rallied. U.K. export-driven stocks, in particular, benefited strongly from the depreciation of the British pound versus other major currencies. Meanwhile, emerging markets equities substantially underperformed developed markets stocks, as emerging markets’ economic growth slowed and disputes between the U.S. and China about trade tariffs soured investors’ appetite for emerging markets assets in general. Broad-based selling also contributed to the weakness of emerging markets stocks. Within fixed income, the 10-year U.S. Treasury yield rose, as U.S. macroeconomic data remained relatively strong, inflation increased and crude oil prices rose. The U.S. dollar strengthened against major currencies, driven by comparatively better U.S. economic growth and tighter Fed monetary policy. The Mexican peso and euro were among those currencies experiencing some of the largest drops versus the U.S. dollar. Weakening appetite for emerging markets assets and the looming Mexican presidential election weighed on the Mexican peso, while slower Eurozone economic growth and a dovish European Central Bank pressured the euro. Meanwhile, moderating global economic growth and escalating trade tensions weighed on the prices of metals, such as copper, and the stronger U.S. dollar pushed down gold prices.

In the third quarter of 2018, global economic growth continued to moderate, especially outside of the U.S. At the same time, U.S.-China trade tensions escalated, leading to tariffs of $250 billion on U.S. imports from China. In terms of monetary policy, the Fed raised short-term interest rates at its September policy meeting and signaled one more hike in 2018. Global

1

MARKET REVIEW

equities overall posted gains during the third calendar quarter, driven by a rally in developed markets stocks. Within developed markets stocks, U.S. equities outperformed, recording one of their best performing quarters in five years due to strong corporate earnings and economic data. European equities retreated, as softer economic activity and concerns around Italy weighed on their performance. Japanese equities rallied on the back of a weakening Japanese yen. Meanwhile, emerging markets equities declined, primarily due to the negative performance of Chinese stocks. Regarding fixed income, the 10-year U.S. Treasury yield rose in response to strong U.S. economic activity, which caused the market to price in additional Fed rate hikes. In Europe, the spread, or yield differential, between 10-year Italian and German government bonds widened, reflecting higher risk premiums on Italian assets because of increased concerns about the Italian government’s budget. Also during the third quarter of 2018, the currencies of emerging markets countries with significant financing needs fell to their 2018 calendar year lows versus the U.S. dollar; the Turkish lira and Argentinian peso, as prime examples, were down 42% and 50%, respectively, between January 1 and August 31. Within commodities, higher U.S. interest rates and slowing Chinese economic growth dampened gold and copper prices.

In the fourth quarter of 2018, softer global economic data, which led to downward consensus expectations for corporate earnings growth, and the Fed’s less accommodative monetary policy weighed on global equity markets, driving a double-digit decline across most major equity indices. Within developed markets stocks, Japanese equities turned in the weakest performance, as cyclical stocks were pressured by decelerating global economic growth, and export-oriented stocks were hurt by a stronger Japanese yen. U.S. and European equities also experienced substantial losses. Despite weaker economic data from China, emerging markets equities outperformed developed markets equities during the fourth calendar quarter, thanks in large part to rallies in Brazilian and Indian stocks. Brazilian risk assets broadly benefited from renewed investor optimism about potentially market-friendly measures from its new government and relatively better economic data. Indian equities were helped by lower crude oil prices and improving macro data. Within fixed income, the 10-year U.S. Treasury yield fell in response to a decline in U.S. inflation, driven by the drop in crude oil prices and signs of slowing U.S. economic growth. Yields of government bonds in other developed markets countries also fell but by a lesser magnitude. Investors revised downward their expectations for 2019 Fed monetary policy action from two short-term interest rate increases to no rate hike at all. The Fed, however, still projected two rate hikes during the 2019 calendar year. Within commodities, crude oil prices declined on market concerns about global economic growth and as oversupply led investors to unwind long positions. Regarding metals, copper prices fell, while gold prices rallied. As for currencies, the Japanese yen was the best performing major currency during the fourth quarter of 2018. The U.S. dollar strengthened overall versus most major currencies.

Looking Ahead

At the end of the Reporting Period, we emphasized three macro themes. First, we expected to see an elongated U.S. economic expansion in 2019, with U.S. economic growth slowing but remaining at above trend levels. Second, we expected to see renewed convergence in global economic growth, as the U.S. economy slows, the European economy stabilizes and emerging markets economic growth (outside of China) improves. Third, we saw attractive opportunities in the wake of the 2018 market downturn. In our view, valuations and investor expectations had adjusted significantly since the start of 2018, and we had become more positive about potential returns in the near term.

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MARKET REVIEW

At the asset class level, we were positive on equities over the medium term. We believed a slowdown in U.S. economic growth, which could eventually reduce labor market pressures, had increased the likelihood at the margin of an elongation in the U.S. economic cycle. This, along with the 2018 equity market downturn, continued corporate earnings growth and global economic expansion, should support equity returns, in our view. As for fixed income, we remained bearish on government bonds. In our opinion, the elongated U.S. economic cycle is likely to lead to higher yields due to Fed interest rate hikes, and we expected a path that is more hawkish than what the market was pricing in at the end of the Reporting Period. Additionally, we considered credit spreads rather wide and expected to see some compression in the near term. Over the course of 2019, credit spreads are likely to tighten further, we believe. Finally, while we still thought emerging markets assets would likely outperform developed markets assets over the long term, deterioration in China’s economic growth has been worse than we expected. As a result, we decided to reduce the Portfolios’ allocation to emerging markets assets in the medium term because we believe there is increased uncertainty around the timing and magnitude of economic growth improvements for China.

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

What Differentiates Goldman Sachs’

Approach to Asset Allocation?

We believe that strong investment results through asset allocation are best achieved through teams of experts working together on a global scale:

∎

Goldman Sachs’ Global Portfolio Solutions Group determines the strategic and tactical asset allocations. The team is comprised of over 150* professionals with significant academic and practitioner experience.

∎

Goldman Sachs’ Portfolio Management Teams offer expert management of the mutual funds that are contained within each Portfolio. These same teams manage portfolios for institutional and high net worth investors.

Goldman Sachs Asset Allocation Investment Process

Global Portfolio Solutions Group

Each Portfolio represents a diversified global portfolio on the efficient frontier.† The Portfolios differ in their long-term objective, and therefore, their asset allocation mix. The long-term strategic asset allocation is the primary source of risk and the corresponding primary determinant of total return. It therefore represents an anchor, or neutral starting point, from which tactical asset allocation decisions are made.

Global Portfolio Solutions Group

For each Portfolio, the long-term strategic asset allocation is adjusted through a tactical investment process that seeks to react to and capitalize on changes in the market, the economic cycle, and macroeconomic environment. Within each strategy, we shift assets away from the strategic allocation by over and underweighting certain asset classes and by taking long or short positions in specific sectors, regions and countries. Using a proprietary fundamental analysis and portfolio construction process, the team develops views based on its current market and economic outlook across asset classes like global developed equity, emerging market equity, investment grade and non-investment grade fixed income, and currency markets.

*As	of December 2018.
†Portfolios	on the efficient frontier are optimal in both the sense that they offer maximal expected return for some given level of risk and minimal risk for some given level of expected return. The efficient frontier is the line created from the risk-reward graph, comprised of optimal portfolios. The optimal portfolios plotted along the curve have the highest expected return possible for the given amount of risk.

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PORTFOLIO RESULTS

Fund of Funds Portfolios

Investment Objectives

The Goldman Sachs Balanced Strategy Portfolio seeks current income and long-term capital appreciation. The Goldman Sachs Equity Growth Strategy Portfolio seeks long-term capital appreciation. The Goldman Sachs Growth and Income Strategy Portfolio seeks long-term capital appreciation and current income. The Goldman Sachs Growth Strategy Portfolio seeks long-term capital appreciation and, secondarily, current income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions Team discusses the performance and positioning of the Goldman Sachs Fund of Funds Portfolios — Asset Allocation (the “Portfolios”) for the 12-month period ended December 31, 2018 (the “Reporting Period”).

Q	How did the Portfolios perform during the Reporting Period?

A	Goldman Sachs Balanced Strategy Portfolio — During the Reporting Period, the Balanced Strategy Portfolio’s Class A, C, Institutional, Service, Investor, R and R6 Shares generated average annual total returns of -6.90%, -7.58%, -6.53%, -6.93%, -6.61%, -7.07% and -6.52%, respectively. This compares to the -2.57% average annual total return of the Portfolio’s blended benchmark, which is composed 60% of the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (“Bloomberg Barclays Global Index”) and 40% of the MSCI All Country World Index (Net, USD, Unhedged) (“MSCI ACWI Index”), during the same period.

The components of the Portfolio’s blended benchmark, the Bloomberg Barclays Global Index and the MSCI ACWI Index, generated average annual total returns of 1.76% and -9.41%, respectively, during the Reporting Period.

For the period since their inception on April 17, 2018 through December 31, 2018, the Portfolio’s Class P Shares generated a cumulative total return of -6.67% compared to the -2.28% cumulative total return of the blended benchmark. The components of the Portfolio’s blended benchmark, the Bloomberg Barclays Global Index and the MSCI ACWI Index, generated cumulative total returns of 1.93% and -10.45%, respectively, during the same period.

Goldman Sachs Equity Growth Strategy Portfolio — During the Reporting Period, the Equity Growth Strategy Portfolio’s Class A, C, Institutional, Service, Investor, R and R6 Shares generated average annual total returns of -11.40%, -12.04%, -11.07%, -11.48%, -11.18%, -11.63% and -11.00%, respectively. This compares to the -9.41% average annual total return of the Portfolio’s benchmark, the MSCI ACWI Index, during the same period.

For the period since their inception on April 17, 2018 through December 31, 2018, the Portfolio’s Class P Shares generated a cumulative total return of -12.80% compared to the -10.45% cumulative total return of the Portfolio’s benchmark.

Goldman Sachs Growth and Income Strategy Portfolio — During the Reporting Period, the Growth and Income Strategy Portfolio’s Class A, C, Institutional, Service, Investor, R and R6 Shares generated average annual total returns of -8.94%, -9.62%, -8.63%, -9.00%, -8.68%, -9.10% and -8.61%, respectively. This compares to the -4.81% average annual total return of the Portfolio’s blended benchmark, which is composed 40% of the Bloomberg Barclays Global Index and 60% of the MSCI ACWI Index, during the same period.

The components of the Portfolio’s blended benchmark, the Bloomberg Barclays Global Index and the MSCI ACWI Index, generated average annual total returns of 1.76% and -9.41%, respectively, during the Reporting Period.

For the period since their inception on April 17, 2018 through December 31, 2018, the Portfolio’s Class P Shares generated a cumulative total return of -9.29% compared to the -4.61% cumulative total return of the blended benchmark. The components of the Portfolio’s blended benchmark, the Bloomberg Barclays Global Index and the MSCI ACWI Index, generated cumulative total returns of 1.93% and -10.45%, respectively, during the same period.

Goldman Sachs Growth Strategy Portfolio — During the Reporting Period, the Growth Strategy Portfolio’s Class A,

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PORTFOLIO RESULTS

C, Institutional, Service, Investor, R and R6 Shares generated average annual total returns of -10.98%, -11.58%, -10.65%, -11.06%, -10.74%, -11.18% and -10.55%, respectively. This compares to the -7.09% average annual total return of the Portfolio’s blended benchmark, which is composed 80% of the MSCI ACWI Index and 20% of the Bloomberg Barclays Global Index, during the same period.

The components of the Portfolio’s blended benchmark, the Bloomberg Barclays Global Index and the MSCI ACWI Index, generated average annual total returns of 1.76% and -9.41%, respectively, during the Reporting Period.

For the period since their inception on April 17, 2018 through December 31, 2018, the Portfolio’s Class P Shares generated a cumulative total return of -11.39% compared to the -6.99% cumulative total return of the blended benchmark. The components of the Portfolio’s blended benchmark, the Bloomberg Barclays Global Index and the MSCI ACWI Index, generated cumulative total returns of 1.93% and -10.45%, respectively, during the same period.

Q	What key factors were responsible for the Portfolios’ performance during the Reporting Period?

A	The Portfolios seek to achieve their respective investment objectives by investing mainly in a combination of underlying funds and exchange-traded funds (“ETFs”) (collectively, the “Underlying Funds”). Some of the Portfolios’ Underlying Funds invest primarily in fixed income or money market instruments (the “Underlying Fixed Income Funds”); some of the Underlying Funds invest primarily in equity securities (the “Underlying Equity Funds”); and other Underlying Funds invest dynamically across equity, fixed income, commodity and other markets using various strategies including a managed-volatility or trend-following approach (the “Underlying Dynamic Funds”).

Performance is driven by four sources of return: long-term strategic asset allocation, medium-term cycle-aware allocation, short-term tactical allocation and excess returns from investments in Underlying Funds. Strategic asset allocation is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk. The resulting strategic asset allocations are implemented using a range of bottom-up security selection strategies across equity, fixed income and dynamic asset classes, which may utilize fundamental or quantitative investment techniques. We then incorporate our medium-term cycle-aware views and short-term tactical views into the Portfolios in order to react to changes in the economic cycle and the markets, respectively. Each Portfolio’s positioning may therefore change over time based on medium- and short-term market views on dislocations and attractive investment opportunities. These views may impact the relative weighting across asset classes, the allocation to geographies, sectors and industries as well as the Portfolios’ duration and sensitivity to inflation. (Duration is a measure of a portfolio’s sensitivity to changes in interest rates.)

During the Reporting Period, the Portfolios generated negative returns on an absolute basis, with those having greater equity exposure producing greater negative results. In addition, all four Portfolios underperformed their respective benchmark indices.* Our long-term strategic asset allocation generally detracted most. The Portfolios were also hurt overall by our medium-term cycle-aware views and by security selection within the Underlying Funds. The contribution from our short-term tactical decisions was mixed.

Strategic asset allocation was the main detractor from performance for three of the four Portfolios — the Goldman Sachs Balanced Strategy Portfolio, the Goldman Sachs Growth and Income Strategy Portfolio and the Goldman Sachs Growth Strategy Portfolio. The impact of strategic asset allocation on the performance of the Goldman Sachs Equity Growth Strategy Portfolio was rather neutral overall. Negative performance was driven by strategic allocations to emerging markets assets. Strategic allocations to emerging markets equities detracted from the performance of all four Portfolios, while strategic allocations to U.S.-dollar denominated emerging markets debt and local currency emerging markets debt detracted from the performance of all Portfolios, except the Goldman Sachs Equity Growth Strategy Portfolio. Emerging markets assets generally struggled during the Reporting Period due to weaker than market expected global economic growth data, rising trade tensions between the U.S. and China and a stronger U.S. dollar. Additionally, strategic allocations to international small-cap equities detracted from the performance of the

*As	measured by Institutional Shares.

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PORTFOLIO RESULTS

Goldman Sachs Balanced Strategy Portfolio, the Goldman Sachs Growth and Income Strategy Portfolio and the Goldman Sachs Growth Strategy Portfolio, as small-cap stocks underperformed large-cap stocks during the Reporting Period amid global economic growth concerns. Small-cap stocks tend to be more economically sensitive than large-cap stocks. On the positive side, strategic allocations to global infrastructure and global real estate contributed positively to the performance of these three Portfolios, as the equity market sell-off led investors to seek relative safety in higher-yielding equity asset classes.

Our medium-term cycle-aware views detracted from the returns of all four Portfolios during the Reporting Period. Within equities, our view that the Portfolios should hold long positions in emerging markets equities versus developed markets equities hurt performance, as developed markets equities outperformed emerging markets equities on the back of weaker than market expected economic growth in the emerging markets, a stronger U.S. dollar and spillover effects from countries with economic imbalances, such as Argentina and Turkey. Within fixed income, we held the view that the Goldman Sachs Balanced Strategy Portfolio, the Goldman Sachs Growth and Income Strategy Portfolio and the Goldman Sachs Growth Strategy Portfolio should each have a short duration bias, which was expressed through a short position in long-maturity German government bonds and short positions in specific segments of the U.S. Treasury yield curve. (Yield curve is a spectrum of interest rates based on maturities of varying lengths. The Goldman Sachs Equity Growth Strategy Portfolio did not adopt any of our fixed income views as it is an all-equity portfolio.) The short position in long-maturity German government bonds detracted from the Portfolios’ performance as German yields fell during the Reporting Period due to slower European economic growth and Italian political risk. A short position in the two-year segment of the U.S. Treasury yield curve added marginally, partially offsetting these negative results, as U.S. longer-term interest rates rose. Elsewhere within fixed income, the Portfolios were hampered by their exposure to local emerging markets debt versus U.S. high yield corporate bonds. We established this positioning in May 2018 based on our view that credit spreads, which typically start to widen before an equity market peak, would be a headwind for U.S. high yield corporate bonds in the near term. (Credit spreads are yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity.) Although this view contributed positively during the fourth quarter of 2018, it detracted from the performance of the Portfolios during the Reporting Period overall as U.S. high yield corporate bonds outperformed local emerging markets debt.

Our short-term tactical views, which seek to take advantage of what we consider short-term market mispricing, had mixed results during the Reporting Period. Although they added to the performance of the Goldman Sachs Equity Growth Strategy Portfolio, they detracted from the performance of the Goldman Sachs Balanced Strategy Portfolio, the Goldman Sachs Growth and Income Strategy Portfolio and the Goldman Sachs Growth Strategy Portfolio. For these three Portfolios, we used a single implementation vehicle to express our short-term tactical views — the Goldman Sachs Tactical Exposure Fund (the “Underlying Tactical Fund”) — which underperformed its benchmark index during the Reporting Period and therefore detracted from the Portfolios’ returns. That said, within the Goldman Sachs Equity Growth Strategy Portfolio, the impact of our country-specific views was mixed. Overall, our view to hold long positions in certain developed markets stocks, including Singaporean equities and European large-cap stocks, and short positions in certain emerging markets stocks, such as South African and Mexican equities, added to the Portfolio’s performance. This was offset by country-specific long positions in emerging markets equities, which detracted from results, as emerging markets assets were broadly challenged during the Reporting Period.

Security selection within the Underlying Funds detracted from the returns of all four of the Portfolios during the Reporting Period, especially the Goldman Sachs Equity Growth Strategy Portfolio because of its relatively higher proportion of equity assets.

Q	How did the Portfolios’ Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A

Among Underlying Fixed Income Funds, the Goldman Sachs Local Emerging Markets Debt Fund underperformed its benchmark index most during the Reporting Period. The Goldman Sachs Emerging Markets Debt Fund, the Goldman Sachs Global Income Fund, the Goldman Sachs High Yield Floating Rate Fund and the Goldman Sachs High Yield Fund also lagged their respective benchmark indices. In addition, the Goldman Sachs Access High Yield Corporate Bond ETF underperformed its benchmark index. On the positive side, the Goldman Sachs Access Investment Grade Corporate Bond ETF outperformed its benchmark index. Among Underlying Equity Funds, the Goldman Sachs Large Cap Growth Insights Fund underperformed its benchmark index

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PORTFOLIO RESULTS

most during the Reporting Period. Also, the Goldman Sachs Large Cap Value Insights Fund, the Goldman Sachs ActiveBeta Emerging Markets Equity ETF, the Goldman Sachs International Small Cap Insights Fund and the Goldman Sachs Emerging Markets Equity Insights Fund all underperformed their respective benchmark indices. Conversely, the Goldman Sachs Small Cap Equity Insights Fund outperformed its benchmark index, while the Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF and the Goldman Sachs ActiveBeta International Equity ETF were essentially flat versus their respective benchmark indices. Among Underlying Funds that invest in real assets, the Goldman Sachs Real Estate Securities Fund outperformed its benchmark index and the Goldman Sachs Global Infrastructure Fund underperformed its benchmark index during the Reporting Period.

Q	How did the Portfolios use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, all four Portfolios used derivatives for passive replication of asset classes. Specifically, each of the Portfolios held a strategic position in S&P 500® Index futures (negative impact).

The primary purpose of derivatives in the Portfolios was to express medium-term cycle-aware views across equities and fixed income. The Goldman Sachs Equity Growth Strategy Portfolio was the only Portfolio to use derivatives to express our short-term tactical views across developed and emerging markets equities. The Goldman Sachs Balanced Strategy Portfolio, the Goldman Sachs Growth and Income Strategy Portfolio and the Goldman Sachs Growth Strategy Portfolio used a single implementation vehicle to express our short-term tactical views — the Underlying Tactical Fund.

Within equities, the Goldman Sachs Equity Growth Strategy Portfolio employed equity index futures to establish tactical short positions in Australian equities and U.K. large cap equities (both had a negative impact) and in Mexican equities and South African equities (both had a positive impact). The Portfolio also used equity index futures to establish tactical long positions in Singaporean equities and European bank stocks (both had a positive impact). The Portfolio utilized equity index futures to take tactical long positions in Chinese onshore- and offshore- listed equities, emerging markets stocks, European high-dividend equities, Japanese equities and South Korean equities (all had a negative impact). Over the course of the Reporting Period, the Portfolio used both long and short positioning in European equity index futures and international developed markets equity index futures to express our tactical views (both had a negative impact). Furthermore, during the Reporting Period, the Goldman Sachs Equity Growth Strategy Portfolio used equity call options to adopt long positions in emerging markets equities and European equities (both had a negative impact) and U.S. large-cap stocks and Japanese equities (both had a positive impact).

Within fixed income, the Goldman Sachs Balanced Strategy Portfolio, the Goldman Sachs Growth and Income Strategy Portfolio and the Goldman Sachs Growth Strategy Portfolio used interest rate futures to express our medium-term cycle-aware views on the U.S. Treasury yield curve (positive impact) and on long-term German interest rates (negative impact). (The Goldman Sachs Equity Growth Strategy Portfolio did not adopt any of our fixed income views as it is an all-equity portfolio.)

The Portfolios also used forward foreign currency exchange contracts within a foreign currency hedging strategy (positive impact), which seeks to manage the risk associated with investing in non-U.S. currencies.

During the Reporting Period overall, some of the Portfolios’ Underlying Funds, including the Underlying Tactical Fund, used derivatives to apply their active investment views with greater versatility and potentially to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these Underlying Funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to attempt to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within the Portfolios?

A	In May 2018, we made changes to the strategic allocations of three of the four Portfolios — the Goldman Sachs Balanced Strategy Portfolio, the Goldman Sachs Growth and Income Strategy Portfolio and the Goldman Sachs Growth Strategy Portfolio. Specifically, we added strategic allocations to the Goldman Sachs Access Investment Grade Corporate Bond ETF and the Goldman Sachs Access High Yield Corporate Bond ETF. Additionally, we added strategic allocations to a volatility selling strategy. (Our volatility selling strategy seeks to benefit from the difference between implied volatility (i.e., expectations of future volatility) and realized volatility (i.e., historical volatility) in equity markets.) In addition, we implemented a foreign currency hedging strategy.

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PORTFOLIO RESULTS

In October 2018, we made changes to the medium-term cycle aware views of all four Portfolios, wherein we began reducing risk related to the emerging markets. More specifically, we decreased the Portfolios’ exposure to emerging markets equities versus developed markets equities. In three of the Portfolios — the Goldman Sachs Balanced Strategy Portfolio, the Goldman Sachs Growth and Income Strategy Portfolio and the Goldman Sachs Growth Strategy Portfolio — we reduced exposure to local emerging markets debt relative to U.S. high yield corporate bonds. By the end of the Reporting Period, we had partially reduced the Portfolios’ overweight positions compared to their respective benchmarks in emerging markets assets.

Q	Were there any changes to the Portfolios’ portfolio management team during the Reporting Period?

A	Effective June 21, 2018, Edward J. Tostanoski III no longer served as a portfolio manager of the Portfolios. By design, all investment decisions for the Portfolios are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Portfolios. At the end of the Reporting Period, the portfolio managers for the Portfolios were Raymond Chan and Christopher Lvoff. (On February 19, 2019, after the end of the Reporting Period, Raymond Chan no longer served as a portfolio manager for the Portfolios. At the same time, Neill Nuttall became a portfolio manager for the Portfolios, joining Christopher Lvoff.)

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FUND BASICS

Balanced Strategy

as of December 31, 2018

PERFORMANCE REVIEW

January 1, 2018– December 31, 2018	Portfolio Total Return (based on NAV)[1]	Balanced Strategy Composite Index[2]	Bloomberg Barclays Global Index	MSCI ACWI Index

Class A	-6.90%	-2.57%	1.76%	-9.41%
Class C	-7.58	-2.57	1.76	-9.41
Institutional	-6.53	-2.57	1.76	-9.41
Service	-6.93	-2.57	1.76	-9.41
Investor	-6.61	-2.57	1.76	-9.41
Class R	-7.07	-2.57	1.76	-9.41
Class R6	-6.52	-2.57	1.76	-9.41

April 17, 2018– December 31, 2018
Class P	-6.67%	-2.28%	1.93%	-10.45%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Balanced Strategy Composite Index (“Balanced Composite”) is a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Balanced Composite is comprised of a blend of the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (“Bloomberg Barclays Global Index”) (60%) and the MSCI All Country World Index (Net, USD, Unhedged) (“MSCI® ACWI Index”) (40%). The Bloomberg Barclays Global Index is an unmanaged index, provides a broad-based measure of the global investment grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The MSCI® ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI® ACWI Index consists of 47 country indices comprising 23 developed and 24 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. The index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

10

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/18	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-12.00%	0.84%	4.71%	3.76%	1/2/98
Class C	-8.53	1.23	4.51	3.27	1/2/98
Institutional	-6.53	2.40	5.73	4.46	1/2/98
Service	-6.93	2.06	5.28	3.98	1/2/98
Investor	-6.61	2.26	5.56	2.85	11/30/07
Class P	N/A	N/A	N/A	-6.67	4/17/18
Class R	-7.07	1.78	5.07	2.37	11/30/07
Class R6	-6.52	N/A	N/A	2.21	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.28%	1.34%
Class C	2.03	2.09
Institutional	0.89	0.95
Service	1.39	1.45
Investor	1.03	1.09
Class P	0.88	0.94
Class R	1.53	1.59
Class R6	0.88	0.94

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Portfolio’s waivers and/or expense limitations will remain in place through at least April 30, 2019, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

11

FUND BASICS

[5]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each underlying fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. On a monthly basis or as needed, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

[6]	Generally, tactical fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of December 31, 2018. Actual Fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.

12

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]

Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

13

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Performance Summary

December 31, 2018

The following graph shows the value, as of December 31, 2018, of a $1,000,000 investment made on January 1, 2009 in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmarks, the Balanced Strategy Composite Index (the “Balanced Composite”), which is comprised of 60% of the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (the “Bloomberg Barclays Global Index”) and 40% of the MSCI® All Country World Index (Net, USD, Unhedged) (the “MSCI ACWI Index”), the Bloomberg Barclays Global Index and the MSCI ACWI Index (each with distributions reinvested), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Class C, Service, Investor, Class P, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding underlying fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Balanced Strategy Portfolio’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from January 1, 2009 through December 31, 2018.

Average Annual Total Return through December 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced January 2, 1998)
Excluding sales charges	-6.90%	1.99%	5.30%	4.04%
Including sales charges	-12.00%	0.84%	4.71%	3.76%

Class C (Commenced January 2, 1998)
Excluding contingent deferred sales charges	-7.58%	1.23%	4.51%	3.27%
Including contingent deferred sales charges	-8.53%	1.23%	4.51%	3.27%

Institutional (Commenced January 2, 1998)	-6.53%	2.40%	5.73%	4.46%

Service (Commenced January 2, 1998)	-6.93%	2.06%	5.28%	3.98%

Investor (Commenced November 30, 2007)	-6.61%	2.26%	5.56%	2.85%

Class P (Commenced April 17, 2018)	N/A	N/A	N/A	-6.67%*

Class R (Commenced November 30, 2007)	-7.07%	1.78%	5.07%	2.37%

Class R6 (Commenced July 31, 2015)	-6.52%	N/A	N/A	2.21%

*	Total return for periods of less than one year represents cumulative total return.

14

FUND BASICS

Equity Growth Strategy

as of December 31, 2018

PERFORMANCE REVIEW

January 1, 2018–December 31, 2018	Portfolio Total Return (based on NAV)[1]	MSCI® ACWI Index[2]

Class A	-11.40%	-9.41%
Class C	-12.04	-9.41
Institutional	-11.07	-9.41
Service	-11.48	-9.41
Investor	-11.18	-9.41
Class R	-11.63	-9.41
Class R6	-11.00	-9.41

April 17, 2018–December 31, 2018
Class P	-12.80%	-10.45%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Portfolio’s benchmark is the MSCI All Country World Index (Net, USD, Unhedged) (“MSCI® ACWI Index”). The MSCI® ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI® ACWI Index consists of 47 country indices comprising 23 developed and 24 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. The index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

15

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/18	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-16.29%	3.19%	8.57%	4.37%	1/2/98
Class C	-12.92	3.59	8.38	3.88	1/2/98
Institutional	-11.07	4.78	9.62	5.05	1/2/98
Service	-11.48	4.26	9.08	4.54	1/2/98
Investor	-11.18	4.63	9.47	3.09	11/30/07
Class P	N/A	N/A	N/A	-12.80	4/17/18
Class R	-11.63	4.11	8.96	2.62	11/30/07
Class R6	-11.00	N/A	N/A	4.41	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.83%	0.92%
Class C	1.58	1.67
Institutional	0.44	0.53
Service	0.94	1.03
Investor	0.58	0.67
Class P	0.43	0.52
Class R	1.08	1.17
Class R6	0.43	0.52

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Portfolio’s waivers and/or expense limitations will remain in place through at least April 30, 2019, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

16

FUND BASICS

[5]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each underlying fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. On a monthly basis or as needed, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

[6]	Generally, tactical fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of December 31, 2018. Actual underlying fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

17

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]

Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

18

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Performance Summary

December 31, 2018

The following graph shows the value, as of December 31, 2018, of a $10,000 investment made on January 1, 2009 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmark, the MSCI® All Country World Index (Net, USD, Unhedged) (“MSCI ACWI Index”) (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding underlying fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Equity Growth Strategy Portfolio’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2009 through December 31, 2018.

Average Annual Total Return through December 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced January 2, 1998)
Excluding sales charges	-11.40%	4.36%	9.19%	4.65%
Including sales charges	-16.29%	3.19%	8.57%	4.37%

Class C (Commenced January 2, 1998)
Excluding contingent deferred sales charges	-12.04%	3.59%	8.38%	3.88%
Including contingent deferred sales charges	-12.92%	3.59%	8.38%	3.88%

Institutional (Commenced January 2, 1998)	-11.07%	4.78%	9.62%	5.05%

Service (Commenced January 2, 1998)	-11.48%	4.26%	9.08%	4.54%

Investor (Commenced November 30, 2007)	-11.18%	4.63%	9.47%	3.09%

Class P (Commenced April 17, 2018)	N/A	N/A	N/A	-12.80%*

Class R (Commenced November 30, 2007)	-11.63%	4.11%	8.96%	2.62%

Class R6 (Commenced July 31, 2015)	-11.00%	N/A	N/A	4.41%

*	Total return for periods of less than one year represents cumulative total return.

19

FUND BASICS

Growth and Income Strategy

as of December 31, 2018

PERFORMANCE REVIEW

January 1, 2018– December 31, 2018	Portfolio Total Return (based on NAV)[1]	Growth and Income Strategy Composite Index[2]	Bloomberg Barclays Global Index	MSCI ACWI Index

Class A	-8.94%	-4.81%	1.76%	-9.41%
Class C	-9.62	-4.81	1.76	-9.41
Institutional	-8.63	-4.81	1.76	-9.41
Service	-9.00	-4.81	1.76	-9.41
Investor	-8.68	-4.81	1.76	-9.41
Class R	-9.10	-4.81	1.76	-9.41
Class R6	-8.61	-4.81	1.76	-9.41

April 17, 2018– December 31, 2018

Class P	-9.29%	-4.61%	1.93%	-10.45%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Growth and Income Strategy Composite Index (“Growth and Income Composite”) is a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Growth and Income Composite is comprised of a blend of the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (“Bloomberg Barclays Global Index”) (40%) and the MSCI All Country World Index (Net, USD, Unhedged) (“MSCI® ACWI Index”) (60%). The Growth and Income Composite figures do not reflect any deduction for fees, expenses or taxes. The Bloomberg Barclays Global Index is an unmanaged index, provides a broad-based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The MSCI® ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI® ACWI Index consists of 47 country indices comprising 23 developed and 24 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. The index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

20

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/18	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-13.92%	1.45%	6.22%	4.09%	1/2/98
Class C	-10.52	1.83	6.02	3.59	1/2/98
Institutional	-8.63	3.00	7.23	4.78	1/2/98
Service	-9.00	2.51	6.71	4.27	1/2/98
Investor	-8.68	2.87	7.07	2.67	11/30/07
Class P	N/A	N/A	N/A	-9.29	4/17/18
Class R	-9.10	2.36	6.56	2.18	11/30/07
Class R6	-8.61	N/A	N/A	2.79	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.25%	1.29%
Class C	2.00	2.04
Institutional	0.86	0.90
Service	1.36	1.40
Investor	1.00	1.04
Class P	0.85	0.89
Class R	1.50	1.54
Class R6	0.85	0.89

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Portfolio’s waivers and/or expense limitations will remain in place through at least April 30, 2019, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

21

FUND BASICS

[5]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each underlying fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. On a monthly basis or as needed, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

[6]	Generally, tactical fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of December 31, 2018. Actual underlying fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

22

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]

Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

23

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Performance Summary

December 31, 2018

The following graph shows the value, as of December 31, 2018, of a $1,000,000 investment made on January 1, 2009 in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmarks, the Growth and Income Strategy Composite Index (the “Growth and Income Composite”), which is comprised of 60% of the MSCI® All Country World Index (Net, USD, Unhedged) (the “MSCI ACWI Index”) and 40% of the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (the “Bloomberg Barclays Global Index”), the Bloomberg Barclays Global Index and the MSCI ACWI Index (each with distributions reinvested), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Class C, Service, Investor, Class P, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Growth and Income Strategy Portfolio’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from January 1, 2009 through December 31, 2018.

Average Annual Total Return through December 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced January 2, 1998)
Excluding sales charges	-8.94%	2.61%	6.82%	4.37%
Including sales charges	-13.92%	1.45%	6.22%	4.09%

Class C (Commenced January 2, 1998)
Excluding contingent deferred sales charges	-9.62%	1.83%	6.02%	3.59%
Including contingent deferred sales charges	-10.52%	1.83%	6.02%	3.59%

Institutional (Commenced January 2, 1998)	-8.63%	3.00%	7.23%	4.78%

Service (Commenced January 2, 1998)	-9.00%	2.51%	6.71%	4.27%

Investor (Commenced November 30, 2007)	-8.68%	2.87%	7.07%	2.67%

Class P (Commenced April 17, 2018)	N/A	N/A	N/A	-9.29%*

Class R (Commenced November 30, 2007)	-9.10%	2.36%	6.56%	2.18%

Class R6 (Commenced July 31, 2015)	-8.61%	N/A	N/A	2.79%

*	Total return for periods of less than one year represents cumulative total return.

24

FUND BASICS

Growth Strategy

as of December 31, 2018

PERFORMANCE REVIEW

January 1, 2018– December 31, 2018	Portfolio Total Return (based on NAV)[1]	Growth Strategy Composite Index[2]	Bloomberg Barclays Global Index	MSCI ACWI Index

Class A	-10.98%	-7.09%	1.76%	-9.41%
Class C	-11.58	-7.09	1.76	-9.41
Institutional	-10.65	-7.09	1.76	-9.41
Service	-11.06	-7.09	1.76	-9.41
Investor	-10.74	-7.09	1.76	-9.41
Class R	-11.18	-7.09	1.76	-9.41
Class R6	-10.55	-7.09	1.76	-9.41

April 17, 2018– December 31, 2018
Class P	-11.39%	-6.99%	1.93%	-10.45%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Growth Strategy Composite Index (“Growth Composite”) is a composite representation prepared by the Investment Advisor of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Growth Composite is comprised of a blend of the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (“Bloomberg Barclays Global Index”) (20%) and the MSCI All Country World Index (Net, USD, Unhedged) (“MSCI® ACWI Index”) (80%). The Growth Strategy Composite figures do not reflect any deduction for fees, expenses or taxes. The Bloomberg Barclays Global Index is an unmanaged index, provides a broad-based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The MSCI® ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI® ACWI Index consists of 47 country indices comprising 23 developed and 24 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. The index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

25

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/18	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-15.87%	2.07%	7.28%	3.97%	1/2/98
Class C	-12.46	2.46	7.09	3.48	1/2/98
Institutional	-10.65	3.64	8.32	4.66	1/2/98
Service	-11.06	3.14	7.79	4.14	1/2/98
Investor	-10.74	3.50	8.17	2.51	11/30/07
Class P	N/A	N/A	N/A	-11.39	4/17/18
Class R	-11.18	2.97	7.62	2.00	11/30/07
Class R6	-10.55	N/A	N/A	3.31	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.26%	1.31%
Class C	2.01	2.06
Institutional	0.87	0.92
Service	1.37	1.42
Investor	1.01	1.06
Class P	0.86	0.91
Class R	1.51	1.56
Class R6	0.86	0.91

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Portfolio’s waivers and/or expense limitations will remain in place through at least April 30, 2019, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

26

FUND BASICS

[5]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each underlying fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. On a monthly basis or as needed, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

[6]	Generally, tactical fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of December 31, 2018. Actual underlying fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

27

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]

Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

28

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Performance Summary

December 31, 2018

The following graph shows the value, as of December 31, 2018, of a $1,000,000 investment made on January 1, 2009 in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmarks, the Growth Strategy Composite Index (the “Growth Strategy Composite”), which is comprised of 80% of the MSCI® All Country World Index (Net, USD, Unhedged) (the “MSCI ACWI Index”) and 20% of the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (the “Bloomberg Barclays Global Index”), the Bloomberg Barclays Global Index and the MSCI ACWI Index (each with distributions reinvested), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Class C, Service, Investor, Class P, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Growth Strategy Portfolio’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from January 1, 2009 through December 31, 2018.

Average Annual Total Return through December 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced January 2, 1998)
Excluding sales charges	-10.98%	3.23%	7.89%	4.25%
Including sales charges	-15.87%	2.07%	7.28%	3.97%

Class C (Commenced January 2, 1998)
Excluding contingent deferred sales charges	-11.58%	2.46%	7.09%	3.48%
Including contingent deferred sales charges	-12.46%	2.46%	7.09%	3.48%

Institutional (Commenced January 2, 1998)	-10.65%	3.64%	8.32%	4.66%

Service (Commenced January 2, 1998)	-11.06%	3.14%	7.79%	4.14%

Investor (Commenced November 30, 2007)	-10.74%	3.50%	8.17%	2.51%

Class P (Commenced April 17, 2018)	N/A	N/A	N/A	-11.39%*

Class R (Commenced November 30, 2007)	-11.18%	2.97%	7.62%	2.00%

Class R6 (Commenced July 31, 2015)	-10.55%	N/A	N/A	3.31%

*	Total return for periods of less than one year represents cumulative total return.

29

PORTFOLIO RESULTS

Goldman Sachs Satellite Strategies Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions Team discusses the performance and positioning of the Goldman Sachs Fund of Funds Portfolios — Satellite Strategies Portfolio (the “Portfolio”) for the 12-month period ended December 31, 2018 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class A, C, Institutional, Service, Investor, R and R6 Shares generated average annual total returns of -10.39%, -11.07%, -10.06%, -10.41%, -10.19%, -10.56% and -10.04%, respectively. This compares to the -5.34% average annual total return of the Portfolio’s blended benchmark, which is composed 40% of the Bloomberg Barclays U.S. Aggregate Bond Index (the “Bloomberg Barclays U.S. Index”), 30% of the Standard & Poor’s 500 Index (the “S&P 500® Index”) and 30% of the MSCI EAFE Net Total Return Index, during the same period.

The components of the blended benchmark, the Bloomberg Barclays U.S. Index, the S&P 500® Index and the MSCI EAFE Net Total Return Index, generated average annual total returns of 0.01%, -4.38% and -13.79%, respectively, during the same period. The MSCI EAFE Index (Gross, USD, Unhedged), which was part of the Portfolio’s former blended benchmark, returned -13.36% during the same period. The Portfolio’s former blended benchmark was composed 40% of the Bloomberg Barclays U.S. Index, 30% of the S&P 500® Index and 30% of the MSCI EAFE Index (Gross, USD, Unhedged).

For the period since their inception on April 17, 2018 through December 31, 2018, the Portfolio’s Class P Shares generated a cumulative total return of -9.76% compared to the -5.56% cumulative total return of the blended benchmark. The components of the Portfolio’s blended benchmark, the Bloomberg Barclays U.S. Index, the S&P 500® Index and the MSCI EAFE Net Total Return Index, generated cumulative total returns of 1.60%, -6.06% and -14.52%, respectively, during the same period. The MSCI EAFE Index (Gross, USD, Unhedged) returned -14.24% during the same period.

Q	How did various satellite asset classes perform during the Reporting Period?

A	During the Reporting Period, satellite asset classes broadly recorded negative absolute returns, though leveraged loans posted gains. Relative to traditional equity and fixed income asset classes, performance across satellite asset classes was mostly negative, with the exception of leveraged loans, global real estate securities and global infrastructure securities, which posted negative absolute returns but outperformed the traditional equity asset class on a relative basis.

Among real assets, global real estate securities, as represented by the FTSE EPRA/NAREIT Global Real Estate Index, posted a return of -5.46% but was the best-performing satellite asset class in the Portfolio and one of only two that outperformed the equity component of the blended benchmark, which is an equal-weighted blend of U.S. and international stocks, as represented by the S&P 500® Index and the MSCI EAFE Net Total Return Index. These equity indices were down -4.38% and -13.79%, respectively, during the Reporting Period. Global infrastructure securities, as measured by the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged), returned -7.87% and was the other equity satellite asset class in the Portfolio to outperform the equity component of the blended benchmark.

The worst performing satellite asset class in the Portfolio was within equities. International small cap stocks returned -17.89%, as measured by the MSCI EAFE Small Cap Index. Also among the worst performers was emerging markets equities, which returned -14.58%, as measured by the MSCI Emerging Markets Index. Emerging markets equities were pushed down by a stronger U.S. dollar, rising U.S. interest rates, investor concerns around trade protectionism and slowing global economic growth.

Fixed income satellite asset classes generally posted negative performance during the Reporting Period, in contrast to the

30

PORTFOLIO RESULTS

fixed income component of the benchmark, the Bloomberg Barclays U.S. Index, which was essentially flat at 0.01%. Among fixed income satellite asset classes within the Portfolio, U.S. dollar-denominated emerging markets debt, as represented by the J.P. Morgan Emerging Market Bond Index Global Diversified Index, and emerging markets local debt, as measured by the J.P. Morgan Government Bond Index — Emerging Markets Global Diversified Index, were the major detractors, returning -4.26% and -6.21%, respectively. Emerging markets debt struggled for many of the same reasons that contributed to the weakness in emerging markets equities during the Reporting Period. U.S. high yield corporate bonds underperformed, returning -2.08% as measured by the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index, in line with the broad underperformance of risk assets. Leveraged loans, as measured by the Credit Suisse Leveraged Loan Index, outperformed the fixed income component of the blended benchmark, which is the Bloomberg Barclays U.S. Index, generating a positive return of 1.14%. Leveraged loans tend to perform well in rising interest rate environments because they are floating-rate securities and their coupon rates reset regularly to reflect current interest rates. As a result, they can potentially offer protection against rising interest rates.

Q	What key factors were responsible for the Portfolio’s performance during the Reporting Period?

A	The Portfolio seeks to achieve its investment objective by investing mainly in a combination of underlying funds and exchange-traded funds (“ETFs”) (collectively, the “Underlying Funds”). Some of the Portfolio’s Underlying Funds invest primarily in fixed income or money market instruments (the “Underlying Fixed Income Funds”), and some of the Underlying Funds invest primarily in equity securities (the “Underlying Equity Funds”).

The Portfolio’s performance is driven by four sources of return: long-term strategic asset allocation, medium-term cycle-aware allocation, short-term tactical allocation and excess returns from investments in Underlying Funds. Strategic asset allocation is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk. We apply a factor-based risk budgeting approach to develop a strategic allocation across the satellite asset classes included in the Portfolio. Our model focuses on broad asset classes, such as emerging markets, high yield credit and real assets. We then incorporate our medium-term cycle-aware views into the Portfolio in order to react to changes in the economic cycle. The Portfolio’s positioning may therefore change over time based on our medium-term cycle-aware views of attractive investment opportunities. These views may impact relative weighting across asset classes, the allocation to geographies, sectors and industries as well as the Portfolio’s duration and sensitivity to inflation. (Duration is a measure of a portfolio’s sensitivity to changes in interest rates.)

Overall, during the Reporting Period, our strategic asset allocation had a negative impact on the Portfolio’s results. Medium-term cycle-aware allocation also detracted from returns as did security selection within the Underlying Funds. Our short-term tactical allocation did not have a material impact on performance during the Reporting Period.

Strategic allocation detracted from the Portfolio’s returns during the Reporting Period. The largest source of weakness was within equities, as the Portfolio’s strategic allocation to international small cap stocks struggled amid geopolitical risks and a stronger U.S. dollar. For similar reasons, a strategic allocation to emerging markets equities also diminished performance. Within fixed income asset classes, the Portfolio was hampered by its strategic allocations to local emerging markets debt and U.S. dollar-denominated emerging markets debt, which were hurt by U.S. dollar strength as well as by investor concerns around global trade policies and global economic growth. On the other hand, the Portfolio’s strategic allocation to leveraged loans contributed positively to performance. Among real asset classes, strategic allocations to global real estate securities and global infrastructure securities generated negative absolute returns but outperformed the equity components of the Portfolio’s blended benchmark.

Our medium-term cycle-aware allocation further detracted from the Portfolio’s performance during the Reporting Period. Specifically, our view that the Portfolio be overweight emerging markets equities and local emerging markets debt detracted from performance during the Reporting Period.

Overall, security selection within the Underlying Funds detracted from Portfolio returns, with underperformance concentrated in the Underlying Fixed Income Funds.

Q	How did the Portfolio’s Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A

During the Reporting Period, security selection within the Underlying Funds detracted from the Portfolio’s performance. The negative results came from both the Underlying Fixed Income Funds and the Underlying Equity

31

PORTFOLIO RESULTS

Funds. Among Underlying Fixed Income Funds, the Goldman Sachs Local Emerging Markets Debt Fund lagged its benchmark index the most. Each of the other Underlying Fixed Income Funds also underperformed their respective benchmarks. The Underlying Equity Funds all detracted from the Portfolio’s returns, led by the Goldman Sachs Emerging Markets Equity Fund, which underperformed its benchmark index the most. Among Underlying Funds that invest in real assets, the Goldman Sachs Global Real Estate Securities Fund outperformed its benchmark index, while the Goldman Sachs Global Infrastructure Fund underperformed its benchmark index.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Portfolio did not directly invest in derivatives. However, some of the Underlying Funds used derivatives to apply their active investment views with greater versatility and to potentially afford greater risk management precision. As market conditions warranted, some of these Underlying Funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to attempt to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within the Portfolio?

A	We made several adjustments to the Portfolio’s allocations during the Reporting Period. First, we implemented a medium-term cycle-aware view that the Portfolio be overweight emerging markets equities by reducing its exposure to global infrastructure securities. In our opinion, the growth trajectory of the emerging markets should widen relative to that of the developed markets over the medium term, and we believe that equities tend to benefit more from greater corporate growth than other asset classes. Meanwhile, we were anticipating the possibility of higher interest rates, leading to our decision to underweight global infrastructure securities, which tend to be sensitive to interest rates.

Second, during March 2018, we implemented a medium-term cycle-aware view that the Portfolio be overweight global infrastructure securities by reducing exposure to global real estate securities. This was to express our positive view on energy master limited partnerships (“MLPs”), which had sold off following a surprise regulatory ruling from the Federal Energy Regulatory Commission. We considered the market reaction overly negative and took advantage of the selloff to add exposure to the Portfolio, as we thought energy MLPs had attractive fundamentals and strong dividend yields. We exited this view in June 2018 by reducing exposure to global infrastructure securities and adding exposure to global real estate securities.

Third, in early May 2018, we added a medium-term cycle-aware view that the Portfolio hold a long position in local emerging markets debt versus U.S. high yield corporate debt. This move reflected our belief that credit spreads, which typically start to widen before an equity market peak, would be a headwind for U.S. high yield corporate bonds in the near term. (Credit spreads are yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity.)

Fourth, during October 2018, in a risk management move, we reduced our medium-term cycle-aware view that the Portfolio be overweight emerging markets equities versus developed markets equities. We also decreased the Portfolio’s allocation to local emerging markets debt by increasing its exposure to U.S. dollar-denominated emerging markets debt. Furthermore, we reduced the Portfolio’s exposure to the emerging markets broadly by increasing its allocations to global real estate securities and global infrastructure securities. We continued to reduce the Portfolio’s emerging markets risk in November and December by decreasing its long positions in emerging markets equities and local emerging markets debt, eventually removing the Portfolio’s medium-term cycle-aware positions in the emerging markets altogether.

Q	Were there any changes to the Portfolio’s portfolio management team during the Reporting Period?

A	Effective June 21, 2018, Edward J. Tostanoski III no longer served as a portfolio manager of the Portfolio. By design, all investment decisions for the Portfolio are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Portfolio. At the end of the Reporting Period, the portfolio managers for the Portfolio were Raymond Chan and Christopher Lvoff. (On February 19, 2019, after the end of the Reporting Period, Raymond Chan no longer served as a portfolio manager for the Portfolio. At the same time, Neill Nuttall became a portfolio manager for the Portfolio, joining Christopher Lvoff.)

32

FUND BASICS

Satellite Strategies Portfolio

as of December 31, 2018

PERFORMANCE REVIEW

January 1, 2018– December 31, 2018	Fund Total Return (based on NAV)[1]	Satellite Strategies Composite Index[2]	Bloomberg Barclays U.S. Aggregate Bond Index	MSCI® EAFE® (Gross, USD, Unhedged) Index	MSCI® EAFE® Net Total Return Index	S&P 500® Index

Class A	-10.39%	-5.34%	0.01%	-13.36%	-13.79%	-4.38%
Class C	-11.07	-5.34	0.01	-13.36	-13.79	-4.38
Institutional	-10.06	-5.34	0.01	-13.36	-13.79	-4.38
Service	-10.41	-5.34	0.01	-13.36	-13.79	-4.38
Investor	-10.19	-5.34	0.01	-13.36	-13.79	-4.38
Class R	-10.56	-5.34	0.01	-13.36	-13.79	-4.38
Class R6	-10.04	-5.34	0.01	-13.36	-13.79	-4.38

April 17, 2018– December 31, 2018

Class P	-9.76%	-5.56%	1.60%	-14.24%	-14.52%	-6.06%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance reflects the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Satellite Strategies Composite Index (“Satellite Composite”) is a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Satellite Composite is comprised of the Bloomberg Barclays U.S. Aggregate Bond Index (40%), the S&P 500® Index (30%), and the MSCI® EAFE® Net Total Return Index (30%). The Satellite Composite figures do not reflect any deduction for fees, expenses or taxes. The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The unmanaged MSCI® EAFE® Index is a market capitalization weighted composite of securities in 21 developed markets. The index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

33

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/18	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-15.30%	-0.20%	6.03%	0.79%	3/30/07
Class C	-11.96	0.15	5.82	0.51	3/30/07
Institutional	-10.06	1.32	7.05	1.65	3/30/07
Service	-10.41	0.84	6.53	1.60	8/29/08
Investor	-10.19	1.17	6.88	1.06	11/30/07
Class P	N/A	N/A	N/A	-9.76	4/17/18
Class R	-10.56	0.68	6.37	0.56	11/30/07
Class R6	-10.04	N/A	N/A	1.41	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.37%	1.41%
Class C	2.12	2.16
Institutional	0.98	1.02
Service	1.48	1.52
Investor	1.12	1.16
Class P	0.97	1.01
Class R	1.62	1.66
Class R6	0.97	1.01

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Portfolio’s waivers and/or expense limitations will remain in place through at least April 30, 2019, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

34

FUND BASICS

TARGET RISK-CONTRIBUTION INVESTMENT PORTFOLIO[5] AS OF 12/31/18

Percentage of Investment Portfolio

[5]	Generally, tactical fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of December 31, 2018. Actual underlying fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

35

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[6]

Percentage of Net Assets

[6]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

36

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Performance Summary

December 31, 2018

The following graph shows the value, as of December 31, 2018, of a $1,000,000 investment made on January 1, 2009 in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmarks, the Satellite Strategies Composite Index (the “Satellite Composite”), which is comprised of 40% of the Bloomberg Barclays U.S. Aggregate Bond Index (the “BBCAB Index”), 30% of the Standard & Poor’s 500 Index (the “S&P 500® Index”), and 30% of the MSCI® Europe, Australasia and Far East Index (the “MSCI EAFE Index”), the S&P 500® Index, the BBCAB Index and the MSCI EAFE Index (Gross, USD, Unhedged) (all with distributions reinvested), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Class C, Service, Investor, Class P, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Satellite Strategies Portfolio’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from January 1, 2009 through December 31, 2018.

Average Annual Total Return through December 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced March 30, 2007)
Excluding sales charges	-10.39%	0.92%	6.62%	1.27%
Including sales charges	-15.30%	-0.20%	6.03%	0.79%

Class C (Commenced March 30, 2007)
Excluding contingent deferred sales charges	-11.07%	0.15%	5.82%	0.51%
Including contingent deferred sales charges	-11.96%	0.15%	5.82%	0.51%

Institutional (Commenced March 30, 2007)	-10.06%	1.32%	7.05%	1.65%

Service (Commenced August 29, 2008)	-10.41%	0.84%	6.53	1.60%

Investor (Commenced November 30, 2007)	-10.19%	1.17%	6.88%	1.06%

Class P (Commenced April 17, 2018)	N/A	N/A	N/A	-9.76%*

Class R (Commenced November 30, 2007)	-10.56%	0.68%	6.37%	0.56%

Class R6 (Commenced July 31, 2015)	-10.04%	N/A	N/A	1.41%

*	Total return for periods of less than one year represents cumulative total return.

37

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Index Definitions

Bloomberg Barclays U.S. Corporate High-Yield 2% Issuer Capped Bond Index, an unmanaged index, covers the universe of U.S. dollar denominated, non-convertible, fixed rate, noninvestment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.

FTSE EPRA/NAREIT Global Real Estate Index is a free-float adjusted, market capitalization-weighted index designed to track the performance of listed real estate companies in both developed and emerging countries worldwide. Constituents of the Index are screened on liquidity, size and revenue.

Dow Jones Brookfield Global Infrastructure Index intends to measure the stock performance of pure-play infrastructure companies domiciled globally. The index covers all sectors of the infrastructure market. Components are required to have more than 70% of cash flows derived from infrastructure lines of business.

J.P. Morgan Emerging Market Bond Index – Global Diversified Index is an unmanaged index of external debt instruments of emerging countries. The index is positioned as the investable benchmark that includes only those countries that are accessible by most of the international investor base and is popular largely due to its diversification weighting scheme and country coverage.

J.P. Morgan Government Bond Index – Emerging Markets Global Diversified Index is an unmanaged index of debt instruments issued by emerging markets governments in local currency. As emerging markets look increasingly toward their domestic market for sources of finance, investors are looking more closely at local markets in search for higher yield and greater diversification.

MSCI EAFE Small Cap Index is an equity index that captures small-cap representation across developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 14% of the free float-adjusted market capitalization in each country. Developed markets countries in the index include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the U.K.

MSCI Emerging Markets Index captures large-cap and mid-cap representation across 24 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Emerging markets countries in the index include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

It is not possible to invest directly in an unmanaged index.

38

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Schedule of Investments

December 31, 2018

Shares	Description	Value

Underlying Funds(a) – 88.4%
Dynamic – 12.7%
3,923,519	Goldman Sachs Tactical Exposure Fund – Class R6	$35,782,494
1,566,862	Goldman Sachs Managed Futures Strategy Fund – Class R6	16,123,014
917,233	Goldman Sachs Alternative Premia Fund – Class R6	7,420,415

		59,325,923

Equity – 24.4%
3,384,545	Goldman Sachs Emerging Markets Equity Insights Fund – Class R6	29,750,149
2,444,869	Goldman Sachs International Equity Insights Fund – Class R6	27,455,881
1,272,611	Goldman Sachs Global Real Estate Securities Fund – Class R6	12,471,589
429,717	Goldman Sachs Large Cap Growth Insights Fund – Class R6	11,563,684
563,201	Goldman Sachs Large Cap Value Insights Fund – Class R6	10,520,586
1,007,611	Goldman Sachs Global Infrastructure Fund – Class R6	9,763,754
358,942	Goldman Sachs Small Cap Equity Insights Fund – Class R6	8,029,526
491,365	Goldman Sachs International Small Cap Insights Fund – Class R6	5,011,923

		114,567,092

Exchange Traded Funds – 16.0%
513,896	Goldman Sachs Access Investment Grade Corporate Bond ETF	24,291,864
392,738	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	19,750,794
547,053	Goldman Sachs ActiveBeta International Equity ETF	13,873,264
252,215	Goldman Sachs Access High Yield Corporate Bond ETF	11,595,812
179,877	Goldman Sachs ActiveBeta Emerging Markets Equity ETF	5,417,895

		74,929,629

Fixed Income – 35.3%
8,259,390	Goldman Sachs Global Income Fund – Class R6	99,690,832
3,195,656	Goldman Sachs Emerging Markets Debt Fund – Class R6	36,430,480
3,181,880	Goldman Sachs Local Emerging Markets Debt Fund – Class R6	17,850,345
1,913,662	Goldman Sachs High Yield Fund – Class R6	11,424,561

		165,396,218

TOTAL UNDERLYING FUNDS – 88.4%
(Cost $458,182,536)		$414,218,862

Shares	Dividend Rate	Value

Investment Company(a) – 7.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
35,520,536	2.521%	$35,520,536
(Cost $35,520,536)

TOTAL INVESTMENTS – 96.0%
(Cost $493,703,072)		$449,739,398

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.0%		18,939,382

NET ASSETS – 100.0%		$468,678,780

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.

Currency Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
ILS	—Israeli Shekel
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—U.S. Dollar

Investment Abbreviations:
ETF	—Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Schedule of Investments (continued)

December 31, 2018

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2018, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	USD	259,078	NOK	2,200,000	03/20/19	$3,733
	USD	5,996,713	GBP	4,665,000	03/20/19	27,383
	USD	2,363,213	AUD	3,270,000	03/20/19	56,828
	USD	75,806	NZD	110,000	03/20/19	1,869
	USD	1,136,215	HKD	8,860,000	03/20/19	2,033
	USD	107,751	ILS	400,000	03/20/19	101

TOTAL						$91,947

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	USD	2,830,863	CHF	2,780,000	03/20/19	$(19,152)
	USD	8,721,779	JPY	971,000,000	03/20/19	(195,569)
	USD	11,094,597	EUR	9,660,000	03/20/19	(48,772)
	USD	949,094	SEK	8,475,000	03/20/19	(13,351)
	USD	576,873	DKK	3,750,000	03/20/19	(2,744)
	USD	439,529	SGD	600,000	03/20/19	(1,508)

TOTAL						$(281,096)

FUTURES CONTRACTS — At December 31, 2018, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	229	03/15/19	$28,684,540	$(736,193)

Short position contracts:
Eurodollars	(680)	03/16/20	(165,656,500)	889,653
Euro Buxl 30 Year Bonds	(74)	03/07/19	(15,313,953)	(301,953)

Total				$587,700

TOTAL FUTURES CONTRACTS				$(148,493)

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At December 31, 2018, the Portfolio had the following written and purchased options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Eurodollar Futures	$96.75	03/16/2020	27	$67,500	$48,938	$30,438	$18,500
Eurodollar Futures	97.13	06/15/2020	49	122,500	64,313	38,089	26,224
Eurodollar Futures	96.75	03/15/2021	38	95,000	88,350	62,313	26,037
Eurodollar Futures	96.00	06/17/2019	11	27,500	36,163	31,651	4,512
Eurodollar Futures	97.13	09/14/2020	42	105,000	62,212	38,422	23,790
Eurodollar Futures	96.00	03/18/2019	53	132,500	170,925	157,010	13,915
Eurodollar Futures	96.50	03/18/2019	39	97,500	77,025	71,266	5,759
Eurodollar Futures	97.13	03/18/2019	222	555,000	99,900	407,663	(307,763)
Eurodollar Futures	99.00	03/18/2019	2,098	5,245,000	13,112	214,646	(201,534)
Eurodollar Futures	96.88	06/17/2019	304	760,000	338,200	553,466	(215,266)
Eurodollar Futures	99.00	06/17/2019	1,149	2,872,500	7,181	146,279	(139,098)
Eurodollar Futures	96.75	09/16/2019	298	745,000	443,275	642,527	(199,252)
Eurodollar Futures	97.75	09/16/2019	119	297,500	14,131	58,900	(44,769)
Eurodollar Futures	96.50	12/16/2019	181	452,500	385,756	345,457	40,299
Eurodollar Futures	96.00	03/16/2020	125	312,500	451,562	312,840	138,722
Eurodollar Futures	97.00	06/15/2020	232	580,000	353,800	175,439	178,361
Eurodollar Futures	97.00	09/14/2020	187	467,500	314,394	155,798	158,596
Eurodollar Futures	96.75	12/14/2020	111	277,500	243,507	144,008	99,499

TOTAL			5,285	$13,212,500	$3,212,744	$3,586,212	$(373,468)

EXCHANGE TRADED OPTIONS ON EQUITIES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Written option contracts
Calls
S&P 500 Index	$2,480.00	02/28/2019	(2)	$(200)	$(20,310)	$(12,937)	$(7,373)
S&P 500 Index	2,665.00	02/28/2019	(1)	(100)	(2,105)	(2,657)	552
S&P 500 Index	2,750.00	02/28/2019	(1)	(100)	(755)	(5,004)	4,249
S&P 500 Index	2,450.00	01/23/2019	(7)	(700)	(64,715)	(37,755)	(26,960)
S&P 500 Index	2,560.00	01/31/2019	(6)	(600)	(23,010)	(21,534)	(1,476)
S&P 500 Index	2,565.00	01/31/2019	(6)	(600)	(21,750)	(19,872)	(1,878)
S&P 500 Index	2,570.00	01/31/2019	(6)	(600)	(20,490)	(19,015)	(1,475)
S&P 500 Index	2,575.00	01/31/2019	(6)	(600)	(19,349)	(18,830)	(519)
S&P 500 Index	2,580.00	01/31/2019	(6)	(600)	(18,210)	(16,910)	(1,300)
S&P 500 Index	2,620.00	01/16/2019	(7)	(700)	(5,460)	(10,685)	5,225
S&P 500 Index	2,640.00	01/31/2019	(1)	(100)	(1,310)	(1,904)	594
S&P 500 Index	2,705.00	01/09/2019	(7)	(700)	(193)	(24,178)	23,985
S&P 500 Index	2,730.00	01/31/2019	(1)	(100)	(285)	(4,389)	4,104
S&P 500 Index	2,755.00	01/31/2019	(1)	(100)	(188)	(4,267)	4,079
S&P 500 Index	2,770.00	01/02/2019	(7)	(700)	(17)	(9,130)	9,113
S&P 500 Index	2,775.00	01/31/2019	(2)	(200)	(270)	(10,330)	10,060
S&P 500 Index	2,795.00	01/31/2019	(2)	(200)	(195)	(4,526)	4,331
S&P 500 Index	2,830.00	01/31/2019	(1)	(100)	(58)	(3,075)	3,017

			(70)	$(7,000)	$(198,670)	$(226,998)	$28,328

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Schedule of Investments (continued)

December 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON EQUITIES (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Puts
S&P 500 Index	$2,200.00	02/28/2019	(2)	$(200)	$(3,430)	$(8,470)	$5,040
S&P 500 Index	2,410.00	02/28/2019	(1)	(100)	(5,345)	(6,215)	870
S&P 500 Index	2,500.00	02/28/2019	(1)	(100)	(8,405)	(4,244)	(4,161)
S&P 500 Index	2,230.00	01/23/2019	(7)	(700)	(4,235)	(19,916)	15,681
S&P 500 Index	2,360.00	01/31/2019	(6)	(600)	(14,430)	(18,062)	3,632
S&P 500 Index	2,365.00	01/31/2019	(6)	(600)	(14,970)	(17,274)	2,304
S&P 500 Index	2,370.00	01/31/2019	(6)	(600)	(15,480)	(19,088)	3,608
S&P 500 Index	2,375.00	01/31/2019	(6)	(600)	(16,050)	(19,999)	3,949
S&P 500 Index	2,380.00	01/31/2019	(6)	(600)	(16,590)	(20,417)	3,827
S&P 500 Index	2,435.00	01/31/2019	(1)	(100)	(4,065)	(5,085)	1,020
S&P 500 Index	2,455.00	01/16/2019	(7)	(700)	(22,225)	(30,650)	8,425
S&P 500 Index	2,520.00	01/31/2019	(1)	(100)	(7,115)	(4,069)	(3,046)
S&P 500 Index	2,525.00	01/31/2019	(1)	(100)	(7,345)	(3,126)	(4,219)
S&P 500 Index	2,550.00	01/09/2019	(7)	(700)	(43,995)	(13,568)	(30,427)
S&P 500 Index	2,570.00	01/31/2019	(2)	(200)	(19,470)	(6,095)	(13,375)
S&P 500 Index	2,595.00	01/31/2019	(2)	(200)	(22,630)	(13,171)	(9,459)
S&P 500 Index	2,610.00	01/31/2019	(1)	(100)	(12,345)	(5,688)	(6,657)
S&P 500 Index	2,625.00	01/02/2019	(7)	(700)	(84,140)	(33,482)	(50,658)

			(70)	$(7,000)	$(322,265)	$(248,619)	$(73,646)

TOTAL			(140)	$(14,000)	$(520,935)	$(475,617)	$(45,318)

Abbreviations:
MS & Co. Int. PLC—Morgan Stanley & Co. International PLC

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Schedule of Investments

December 31, 2018

Shares	Description	Value

Underlying Funds(a) – 93.8%
Equity – 71.5%
4,093,310	Goldman Sachs International Equity Insights Fund – Class R6	$45,967,875
1,475,485	Goldman Sachs Large Cap Growth Insights Fund – Class R6	39,705,312
2,087,262	Goldman Sachs Large Cap Value Insights Fund – Class R6	38,990,062
4,333,296	Goldman Sachs Emerging Markets Equity Insights Fund – Class R6	38,089,671
1,951,071	Goldman Sachs Global Real Estate Securities Fund – Class R6	19,120,493
791,568	Goldman Sachs Small Cap Equity Insights Fund – Class R6	17,707,384
1,090,501	Goldman Sachs International Small Cap Insights Fund – Class R6	11,123,109

		210,703,906

Exchange Traded Funds – 22.3%
560,479	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	28,186,489
687,678	Goldman Sachs ActiveBeta Emerging Markets Equity ETF	20,712,862
657,245	Goldman Sachs ActiveBeta International Equity ETF	16,667,733

		65,567,084

TOTAL UNDERLYING FUNDS – 93.8%
(Cost $275,435,084)		$276,270,990

Shares	Dividend Rate	Value

Investment Company(a) – 4.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
14,100,865	2.521%	$14,100,865
(Cost $14,100,865)

TOTAL INVESTMENTS – 98.6%
(Cost $289,535,949)		$290,371,855

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.4%		4,122,726

NET ASSETS – 100.0%		$294,494,581

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.

Investment Abbreviations:
ETF	—Exchange Traded Fund

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2018, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Mini MSCI EAFE Index	11	03/15/19	$943,800	$(15,451)
S&P 500 E-Mini Index	108	03/15/19	13,528,080	(123,066)

TOTAL FUTURES CONTRACTS				$(138,517)

PURCHASED OPTIONS CONTRACTS — At December 31, 2018, the Portfolio had the following purchased options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls

1Y IRS	Deutsche Bank AG	$41.77	01/16/2019	81,734	$81,734	$3,318	$32,710	$(29,392)

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Schedule of Investments

December 31, 2018

Shares	Description	Value

Underlying Funds(a) – 88.7%
Dynamic – 12.8%
7,368,933	Goldman Sachs Tactical Exposure Fund – Class R6	$67,204,668
2,177,923	Goldman Sachs Managed Futures Strategy Fund – Class R6	22,410,830
2,654,000	Goldman Sachs Alternative Premia Fund – Class R6	21,470,863

		111,086,361

Equity – 42.0%
8,047,490	Goldman Sachs International Equity Insights Fund – Class R6	90,373,317
8,819,280	Goldman Sachs Emerging Markets Equity Insights Fund – Class R6	77,521,474
1,939,375	Goldman Sachs Large Cap Growth Insights Fund – Class R6	52,188,586
2,768,771	Goldman Sachs Large Cap Value Insights Fund – Class R6	51,720,640
3,357,461	Goldman Sachs Global Real Estate Securities Fund – Class R6	32,903,115
2,868,741	Goldman Sachs Global Infrastructure Fund – Class R6	27,798,102
856,201	Goldman Sachs Small Cap Equity Insights Fund – Class R6	19,153,208
1,148,675	Goldman Sachs International Small Cap Insights Fund – Class R6	11,716,480

		363,374,922

Exchange Traded Funds – 18.1%
1,263,996	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	63,566,359
1,732,705	Goldman Sachs ActiveBeta International Equity ETF	43,941,399
750,697	Goldman Sachs ActiveBeta Emerging Markets Equity ETF	22,610,993
361,899	Goldman Sachs Access Investment Grade Corporate Bond ETF	17,106,966
207,275	Goldman Sachs Access High Yield Corporate Bond ETF	9,529,654

		156,755,371

Fixed Income – 15.8%
5,685,973	Goldman Sachs Global Income Fund –Class R6	68,629,694
3,672,535	Goldman Sachs Emerging Markets Debt Fund – Class R6	41,866,901
3,106,849	Goldman Sachs Local Emerging Markets Debt Fund – Class R6	17,429,425
1,471,943	Goldman Sachs High Yield Fund –Class R6	8,787,498

		136,713,518

TOTAL UNDERLYING FUNDS — 88.7%
(Cost $834,515,656)		$767,930,172

Shares	Dividend Rate	Value

Investment Company(a) – 7.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
62,090,914	2.521%	$62,090,914
(Cost $62,090,914)

TOTAL INVESTMENTS – 95.9%
(Cost $896,606,570)		$830,021,086

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.1%		35,497,322

NET ASSETS – 100.0%		$865,518,408

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.

Currency Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
ILS	—Israeli Shekel
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—U.S. Dollar

Investment Abbreviations:
ETF	—Exchange Traded Fund
PLC	—Public Limited Company

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2018, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	USD	500,492	NOK	4,250,000	03/20/19	$7,213
	USD	11,614,212	GBP	9,035,000	03/20/19	53,034
	USD	4,502,390	AUD	6,230,000	03/20/19	108,268
	USD	151,612	NZD	220,000	03/20/19	3,738
	USD	2,264,735	HKD	17,660,000	03/20/19	4,052
	USD	193,951	ILS	720,000	03/20/19	182

TOTAL						$176,487

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	USD	21,063,655	EUR	18,340,000	03/20/19	$(92,596)
	USD	1,805,799	SEK	16,125,000	03/20/19	(25,402)
	USD	1,159,900	DKK	7,540,000	03/20/19	(5,518)
	USD	879,058	SGD	1,200,000	03/20/19	(3,016)
	USD	5,916,300	CHF	5,810,000	03/20/19	(40,027)
	USD	16,832,764	JPY	1,874,000,000	03/20/19	(377,441)

TOTAL						$(544,000)

FUTURES CONTRACTS — At December 31, 2018, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	431	03/15/19	$53,987,060	$(1,589,890)
Short position contracts:
Eurodollars	(1,591)	03/16/20	(387,587,487)	2,059,098
Euro Buxl 30 Year Bonds	(166)	03/07/19	(34,352,921)	(677,355)

Total				$1,381,743

TOTAL FUTURES CONTRACTS				$(208,147)

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Schedule of Investments (continued)

December 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At December 31, 2018, the Portfolio had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Eurodollar Futures	$96.00	03/18/2019	140	$350,000	$451,500	$414,650	$36,850
Eurodollar Futures	97.13	09/14/2020	110	275,000	162,937	100,630	62,307
Eurodollar Futures	96.75	03/16/2020	71	177,500	128,688	80,040	48,648
Eurodollar Futures	96.00	06/17/2019	29	72,500	95,337	83,442	11,895
Eurodollar Futures	97.13	06/15/2020	129	322,500	169,312	100,274	69,038
Eurodollar Futures	96.75	03/15/2021	99	247,500	230,175	162,342	67,833
Eurodollar Futures	96.50	03/18/2019	111	277,500	219,226	202,833	16,393
Eurodollar Futures	97.13	03/18/2019	519	1,297,500	233,550	965,751	(732,201)
Eurodollar Futures	99.00	03/18/2019	4,310	10,775,000	26,937	440,956	(414,019)
Eurodollar Futures	96.88	06/17/2019	751	1,877,500	835,488	1,278,927	(443,439)
Eurodollar Futures	99.00	06/17/2019	2,363	5,907,500	14,769	300,834	(286,065)
Eurodollar Futures	96.75	09/16/2019	707	1,767,500	1,051,663	1,401,075	(349,412)
Eurodollar Futures	97.75	09/16/2019	155	387,500	18,406	97,233	(78,827)
Eurodollar Futures	96.50	12/16/2019	440	1,100,000	937,750	764,707	173,043
Eurodollar Futures	96.00	03/16/2020	375	937,500	1,354,687	925,932	428,755
Eurodollar Futures	97.00	06/15/2020	635	1,587,500	968,375	481,333	487,042
Eurodollar Futures	97.00	09/14/2020	510	1,275,000	857,438	425,812	431,626
Eurodollar Futures	96.75	12/14/2020	291	727,500	638,381	377,050	261,331

TOTAL			11,745	$29,362,500	$8,394,619	$8,603,821	$(209,202)

EXCHANGE TRADED OPTIONS ON EQUITIES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Written option contracts
Calls
S&P 500 Index	$2,770.00	01/02/2019	(15)	$(1,500)	$(37)	$(19,564)	$19,527
S&P 500 Index	2,830.00	01/31/2019	(2)	(200)	(115)	(6,150)	6,035
S&P 500 Index	2,870.00	01/31/2019	(1)	(100)	(32)	(4,699)	4,667
S&P 500 Index	2,775.00	01/31/2019	(4)	(400)	(540)	(20,661)	20,121
S&P 500 Index	2,755.00	01/31/2019	(3)	(300)	(563)	(12,800)	12,237
S&P 500 Index	2,580.00	01/31/2019	(13)	(1,300)	(39,455)	(36,638)	(2,817)
S&P 500 Index	2,575.00	01/31/2019	(13)	(1,300)	(41,925)	(40,799)	(1,126)
S&P 500 Index	2,565.00	01/31/2019	(13)	(1,300)	(47,125)	(43,056)	(4,069)
S&P 500 Index	2,570.00	01/31/2019	(13)	(1,300)	(44,395)	(41,200)	(3,195)
S&P 500 Index	2,560.00	01/31/2019	(13)	(1,300)	(49,855)	(46,657)	(3,198)
S&P 500 Index	2,480.00	02/28/2019	(4)	(400)	(40,620)	(25,874)	(14,746)
S&P 500 Index	2,460.00	01/31/2019	(1)	(100)	(9,485)	(6,401)	(3,084)
S&P 500 Index	2,450.00	01/23/2019	(16)	(1,600)	(147,920)	(86,296)	(61,624)
S&P 500 Index	2,640.00	01/31/2019	(2)	(200)	(2,620)	(3,808)	1,188
S&P 500 Index	2,620.00	01/16/2019	(16)	(1,600)	(12,480)	(24,046)	11,566
S&P 500 Index	2,665.00	02/28/2019	(3)	(300)	(6,315)	(7,970)	1,655
S&P 500 Index	2,705.00	01/09/2019	(16)	(1,600)	(440)	(55,264)	54,824
S&P 500 Index	2,730.00	01/31/2019	(3)	(300)	(855)	(13,168)	12,313

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON EQUITIES (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Written option contracts (continued)
S&P 500 Index	$2,750.00	02/28/2019	(2)	$(200)	$(1,510)	$(10,008)	$8,498
S&P 500 Index	2,815.00	02/28/2019	(1)	(100)	(335)	(2,759)	2,424
S&P 500 Index	2,795.00	01/31/2019	(4)	(400)	(391)	(9,054)	8,663

			(158)	$(15,800)	$(447,013)	$(516,872)	$69,859
Puts
S&P 500 Index	2,610.00	01/31/2019	(2)	(200)	(24,690)	(11,377)	(13,313)
S&P 500 Index	2,625.00	01/02/2019	(15)	(1,500)	(180,300)	(71,747)	(108,553)
S&P 500 Index	2,640.00	01/31/2019	(1)	(100)	(14,605)	(3,579)	(11,026)
S&P 500 Index	2,570.00	01/31/2019	(4)	(400)	(38,940)	(12,189)	(26,751)
S&P 500 Index	2,520.00	01/31/2019	(3)	(300)	(21,345)	(12,208)	(9,137)
S&P 500 Index	2,365.00	01/31/2019	(13)	(1,300)	(32,435)	(37,426)	4,991
S&P 500 Index	2,360.00	01/31/2019	(13)	(1,300)	(31,265)	(39,135)	7,870
S&P 500 Index	2,500.00	02/28/2019	(2)	(200)	(16,810)	(8,489)	(8,321)
S&P 500 Index	2,375.00	01/31/2019	(13)	(1,300)	(34,775)	(43,331)	8,556
S&P 500 Index	2,370.00	01/31/2019	(13)	(1,300)	(33,540)	(41,357)	7,817
S&P 500 Index	2,220.00	01/31/2019	(1)	(100)	(885)	(2,789)	1,904
S&P 500 Index	2,230.00	01/23/2019	(16)	(1,600)	(9,680)	(45,522)	35,842
S&P 500 Index	2,380.00	01/31/2019	(13)	(1,300)	(35,945)	(44,236)	8,291
S&P 500 Index	2,455.00	01/16/2019	(16)	(1,600)	(50,800)	(70,448)	19,648
S&P 500 Index	2,435.00	01/31/2019	(2)	(200)	(8,130)	(10,169)	2,039
S&P 500 Index	2,410.00	02/28/2019	(3)	(300)	(16,035)	(18,646)	2,611
S&P 500 Index	2,200.00	02/28/2019	(4)	(400)	(6,860)	(16,941)	10,081
S&P 500 Index	2,525.00	01/31/2019	(3)	(300)	(22,035)	(9,377)	(12,658)
S&P 500 Index	2,550.00	01/09/2019	(16)	(1,600)	(100,560)	(31,013)	(69,547)
S&P 500 Index	2,575.00	02/28/2019	(1)	(100)	(12,035)	(7,599)	(4,436)
S&P 500 Index	2,595.00	01/31/2019	(4)	(400)	(45,260)	(26,342)	(18,918)

			(158)	$(15,800)	$(736,930)	$(563,920)	$(173,010)

TOTAL			(316)	$(31,600)	$(1,183,943)	$(1,080,792)	$(103,151)

Abbreviations:
MS & Co. Int. PLC—Morgan Stanley & Co. International PLC

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Schedule of Investments

December 31, 2018

Shares	Description	Value

Underlying Funds(a) – 91.0%
Dynamic – 10.2%
6,519,883	Goldman Sachs Tactical Exposure Fund – Class R6	$59,461,334
914,590	Goldman Sachs Managed Futures Strategy Fund – Class R6	9,411,131
1,157,935	Goldman Sachs Alternative Premia Fund – Class R6	9,367,697

		78,240,162

Equity – 57.7%
11,552,646	Goldman Sachs Emerging Markets Equity Insights Fund – Class R6	101,547,762
8,314,466	Goldman Sachs International Equity Insights Fund – Class R6	93,371,454
5,510,349	Goldman Sachs Global Real Estate Securities Fund – Class R6	54,001,420
2,003,626	Goldman Sachs Large Cap Growth Insights Fund – Class R6	53,917,572
2,850,479	Goldman Sachs Large Cap Value Insights Fund – Class R6	53,246,945
1,754,224	Goldman Sachs Small Cap Equity Insights Fund – Class R6	39,241,984
2,350,696	Goldman Sachs International Small Cap Insights Fund – Class R6	23,977,096
2,108,099	Goldman Sachs Global Infrastructure Fund – Class R6	20,427,478

		439,731,711

Exchange Traded Funds – 19.4%
1,215,882	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	61,146,706
1,702,719	Goldman Sachs ActiveBeta International Equity ETF	43,180,954
1,191,470	Goldman Sachs ActiveBeta Emerging Markets Equity ETF	35,887,076
165,161	Goldman Sachs Access High Yield Corporate Bond ETF	7,593,426

		147,808,162

Fixed Income – 3.7%
1,351,591	Goldman Sachs Emerging Markets Debt Fund – Class R6	15,408,139
1,171,008	Goldman Sachs Local Emerging Markets Debt Fund – Class R6	6,569,357
1,004,572	Goldman Sachs High Yield Fund – Class R6	5,997,295

		27,974,791

TOTAL UNDERLYING FUNDS – 91.0%
(Cost $745,744,463)		$693,754,826

Shares	Dividend Rate	Value

Investment Company(a) – 5.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
42,035,058	2.521%	$42,035,058
(Cost $42,035,058)

TOTAL INVESTMENTS – 96.5%
(Cost $787,779,521)		$735,789,884

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.5%		26,422,354

NET ASSETS – 100.0%		$762,212,238

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.

Currency Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
ILS	—Israeli Shekel
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—U.S. Dollar

Investment Abbreviations:
ETF	—Exchange Traded Fund

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2018, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	CHF	300,000	USD	304,261	03/20/19	$3,294
	EUR	1,410,000	USD	1,613,373	03/20/19	13,144
	GBP	705,000	USD	894,978	03/20/19	7,140
	JPY	193,000,000	USD	1,751,544	03/20/19	20,905
	NOK	300,000	USD	34,333	03/20/19	487
	USD	10,952,196	GBP	8,520,000	03/20/19	50,011
	SEK	900,000	USD	99,642	03/20/19	2,565
	USD	137,829	NZD	200,000	03/20/19	3,398
	USD	172,401	ILS	640,000	03/20/19	162
	USD	2,028,771	HKD	15,820,000	03/20/19	3,630
	USD	4,285,581	AUD	5,930,000	03/20/19	103,055
	USD	476,939	NOK	4,050,000	03/20/19	6,874
	SGD	10,000	USD	7,304	03/20/19	46

TOTAL						$214,711

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	AUD	300,000	USD	211,865	03/20/19	$(271)
	USD	805,803	SGD	1,100,000	03/20/19	(2,765)
	USD	5,417,335	CHF	5,320,000	03/20/19	(36,651)
	USD	15,323,743	JPY	1,706,000,000	03/20/19	(343,604)
	USD	19,995,542	EUR	17,410,000	03/20/19	(87,900)
	USD	1,679,813	SEK	15,000,000	03/20/19	(23,630)
	USD	1,035,270	DKK	6,730,000	03/20/19	(4,950)
	USD	69,052	HKD	540,000	03/20/19	(74)

TOTAL						$(499,845)

FUTURES CONTRACTS — At December 31, 2018, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	479	03/15/19	$59,999,540	$(1,098,157)
Short position contracts:
Eurodollars	(2,033)	03/16/20	(495,264,213)	2,522,984
Euro Buxl 30 Year Bonds	(201)	03/07/19	(41,596,006)	(820,171)

Total				$1,702,813

TOTAL FUTURES CONTRACTS				$604,656

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Schedule of Investments (continued)

December 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At December 31, 2018, the Portfolio had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Eurodollar Futures	$96.00	03/18/2019	227	$567,500	$732,075	$675,677	$56,398
Eurodollar Futures	96.50	03/18/2019	149	372,500	294,275	272,271	22,004
Eurodollar Futures	97.13	03/18/2019	593	1,482,500	266,850	1,141,584	(874,734)
Eurodollar Futures	99.00	03/18/2019	6,028	15,070,000	37,675	615,925	(578,250)
Eurodollar Futures	96.00	06/17/2019	62	155,000	203,825	178,394	25,431
Eurodollar Futures	96.88	06/17/2019	836	2,090,000	930,050	1,391,949	(461,899)
Eurodollar Futures	99.00	06/17/2019	3,300	8,250,000	20,625	419,823	(399,198)
Eurodollar Futures	96.75	09/16/2019	763	1,907,500	1,134,962	1,449,192	(314,230)
Eurodollar Futures	97.75	09/16/2019	206	515,000	24,463	129,226	(104,763)
Eurodollar Futures	96.50	12/16/2019	510	1,275,000	1,086,937	922,819	164,118
Eurodollar Futures	96.00	03/16/2020	440	1,100,000	1,589,500	1,093,708	495,792
Eurodollar Futures	96.75	03/16/2020	152	380,000	275,501	171,353	104,148
Eurodollar Futures	97.00	06/15/2020	872	2,180,000	1,329,800	653,898	675,902
Eurodollar Futures	97.13	06/15/2020	277	692,500	363,563	215,318	148,245
Eurodollar Futures	97.00	09/14/2020	701	1,752,500	1,178,557	589,289	589,268
Eurodollar Futures	97.13	09/14/2020	238	595,000	352,537	217,727	134,810
Eurodollar Futures	96.75	12/14/2020	489	1,222,500	1,072,743	649,809	422,934
Eurodollar Futures	96.75	03/15/2021	212	530,000	492,900	347,642	145,258

TOTAL			16,055	$40,137,500	$11,386,838	$11,135,604	$251,234

EXCHANGE TRADED OPTIONS ON EQUITIES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Written option contracts
Calls
S&P 500 Index	$2,770.00	01/02/2019	(4)	$(400)	$(10)	$(5,217)	$5,207
S&P 500 Index	2,705.00	01/09/2019	(4)	(400)	(110)	(13,816)	13,706
S&P 500 Index	2,620.00	01/16/2019	(4)	(400)	(3,120)	(6,106)	2,986
S&P 500 Index	2,450.00	01/23/2019	(4)	(400)	(36,980)	(21,574)	(15,406)
S&P 500 Index	2,560.00	01/31/2019	(3)	(300)	(11,505)	(10,767)	(738)
S&P 500 Index	2,565.00	01/31/2019	(3)	(300)	(10,875)	(9,936)	(939)
S&P 500 Index	2,570.00	01/31/2019	(3)	(300)	(10,245)	(9,508)	(737)
S&P 500 Index	2,575.00	01/31/2019	(3)	(300)	(9,675)	(9,415)	(260)
S&P 500 Index	2,580.00	01/31/2019	(3)	(300)	(9,105)	(8,455)	(650)
S&P 500 Index	2,730.00	01/31/2019	(1)	(100)	(285)	(4,389)	4,104
S&P 500 Index	2,755.00	01/31/2019	(1)	(100)	(188)	(4,267)	4,079
S&P 500 Index	2,775.00	01/31/2019	(1)	(100)	(135)	(5,165)	5,030
S&P 500 Index	2,795.00	01/31/2019	(1)	(100)	(97)	(2,263)	2,166
S&P 500 Index	2,830.00	01/31/2019	(1)	(100)	(58)	(3,075)	3,017
S&P 500 Index	2,480.00	02/28/2019	(1)	(100)	(10,154)	(6,468)	(3,686)
S&P 500 Index	2,665.00	02/28/2019	(1)	(100)	(2,105)	(2,657)	552
S&P 500 Index	2,750.00	02/28/2019	(1)	(100)	(755)	(5,004)	4,249
			(39)	$(3,900)	$(105,402)	$(128,082)	$22,680

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON EQUITIES (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Puts
S&P 500 Index	$2,625.00	01/02/2019	(4)	$(400)	$(48,080)	$(19,133)	$(28,947)
S&P 500 Index	2,550.00	01/09/2019	(4)	(400)	(25,140)	(7,753)	(17,387)
S&P 500 Index	2,455.00	01/16/2019	(4)	(400)	(12,700)	(17,514)	4,814
S&P 500 Index	2,230.00	01/23/2019	(4)	(400)	(2,420)	(11,381)	8,961
S&P 500 Index	2,360.00	01/31/2019	(3)	(300)	(7,215)	(9,031)	1,816
S&P 500 Index	2,365.00	01/31/2019	(3)	(300)	(7,485)	(8,637)	1,152
S&P 500 Index	2,370.00	01/31/2019	(3)	(300)	(7,740)	(9,544)	1,804
S&P 500 Index	2,375.00	01/31/2019	(3)	(300)	(8,025)	(10,000)	1,975
S&P 500 Index	2,380.00	01/31/2019	(3)	(300)	(8,295)	(10,208)	1,913
S&P 500 Index	2,520.00	01/31/2019	(1)	(100)	(7,115)	(4,069)	(3,046)
S&P 500 Index	2,525.00	01/31/2019	(1)	(100)	(7,345)	(3,126)	(4,219)
S&P 500 Index	2,570.00	01/31/2019	(1)	(100)	(9,735)	(3,047)	(6,688)
S&P 500 Index	2,595.00	01/31/2019	(1)	(100)	(11,315)	(6,586)	(4,729)
S&P 500 Index	2,610.00	01/31/2019	(1)	(100)	(12,345)	(5,688)	(6,657)
S&P 500 Index	2,200.00	02/28/2019	(1)	(100)	(1,715)	(4,235)	2,520
S&P 500 Index	2,410.00	02/28/2019	(1)	(100)	(5,345)	(6,215)	870
S&P 500 Index	2,500.00	02/28/2019	(1)	(100)	(8,405)	(4,244)	(4,161)

			(39)	$(3,900)	$(190,420)	$(140,411)	$(50,009)

TOTAL			(78)	$(7,800)	$(295,822)	$(268,493)	$(27,329)

Abbreviations:
MS & Co. Int. PLC—Morgan Stanley & Co. International PLC

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Schedule of Investments

December 31, 2018

Shares	Description	Value

Underlying Funds(a) – 99.2%
Equity – 55.0%
7,217,774	Goldman Sachs Global Real Estate Securities Fund – Class R6	$70,734,184
5,646,793	Goldman Sachs Global Infrastructure Fund – Class R6	54,717,426
4,795,656	Goldman Sachs International Small Cap Insights Fund – Class R6	48,915,690
3,392,571	Goldman Sachs Emerging Markets Equity Insights Fund – Class R6	29,820,699
1,014,141	Goldman Sachs Emerging Markets Equity Fund – Class R6	18,893,449

		223,081,448

Exchange Traded Funds – 4.2%
568,801	Goldman Sachs ActiveBeta Emerging Markets Equity ETF	17,132,286

Fixed Income – 40.0%
6,124,059	Goldman Sachs Emerging Markets Debt Fund – Class R6	69,814,274
7,849,475	Goldman Sachs High Yield Fund – Class R6	46,861,364
2,677,697	Goldman Sachs High Yield Floating Rate Fund – Class R6	24,447,373
3,714,870	Goldman Sachs Local Emerging Markets Debt Fund – Class R6	20,840,418

		161,963,429

TOTAL UNDERLYING FUNDS – 99.2%
(Cost $398,818,834)		$402,177,163

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%		3,161,399

NET ASSETS – 100.0%		$405,338,562

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.

Investment Abbreviations:
ETF	—Exchange Traded Fund

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Assets and Liabilities

December 31, 2018

	Balanced Strategy Portfolio	Equity Growth Strategy Portfolio	Growth and Income Strategy Portfolio
Assets:
Investments in Affiliated Funds, at value (cost $493,703,072, $289,535,949 and $896,606,570, respectively)	$449,739,398	$290,371,855	$830,021,086
Purchased options (cost $3,586,212, $32,710 and $8,603,821, respectively)	3,212,744	3,318	8,394,619
Cash	7,201,012	4,368,091	18,806,588
Foreign currencies, at value (cost $10,584, $47,594 and $32,493, respectively)	24,681	57,501	44,502
Unrealized gain on forward foreign currency exchange contracts	91,947	—	176,487
Variation margin on futures	185,082	103,240	332,671
Receivables:
Portfolio shares sold	8,142,782	139,205	2,268,631
Collateral on certain derivative contracts(a)	5,085,366	767,886	9,963,430
Dividends	593,655	19,589	571,205
Investments sold	191,001	—	413,835
Reimbursement from investment adviser	37,015	36,497	36,391
Other assets	66,987	68,303	83,177
Total assets	474,571,670	295,935,485	871,112,622

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	281,096	—	544,000
Written option contracts, at value (premium received $475,617, $0 and $1,080,792, respectively)	520,935	—	1,183,943
Payables:
Investments purchased	4,032,469	19,589	1,756,753
Portfolio shares redeemed	657,679	1,215,856	1,737,696
Collateral on certain derivative contracts(b)	179,972	—	—
Distribution and Service fees and Transfer Agency fees	68,191	83,225	152,457
Management fees	57,977	38,654	110,264
Accrued expenses	94,571	83,580	109,101
Total liabilities	5,892,890	1,440,904	5,594,214

Net Assets:
Paid-in capital	515,297,598	299,763,167	940,386,643
Total distributable loss	(46,618,818)	(5,268,586)	(74,868,235)
NET ASSETS	$468,678,780	$294,494,581	$865,518,408
Net Assets:
Class A	$106,235,345	$135,757,836	$272,658,055
Class C	12,806,837	23,020,070	27,098,641
Institutional	292,183,393	16,973,988	360,006,232
Service	667,261	542,609	2,780,146
Investor	2,936,691	5,703,399	7,366,104
Class P	43,098,160	103,073,785	185,027,707
Class R	8,443,117	4,938,288	4,250,645
Class R6	2,307,976	4,484,606	6,330,878
Total Net Assets	$468,678,780	$294,494,581	$865,518,408
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	10,290,164	8,349,727	22,240,073
Class C	1,238,776	1,459,653	2,261,423
Institutional	28,306,207	1,032,849	29,281,653
Service	63,876	33,493	227,328
Investor	285,670	355,828	603,731
Class P	4,174,247	6,268,130	15,056,465
Class R	821,008	306,091	349,320
Class R6	223,585	272,818	515,163
Net asset value, offering and redemption price per share:(c)
Class A	$10.32	$16.26	$12.26
Class C	10.34	15.77	11.98
Institutional	10.32	16.43	12.29
Service	10.45	16.20	12.23
Investor	10.28	16.03	12.20
Class P	10.32	16.44	12.29
Class R	10.28	16.13	12.17
Class R6	10.32	16.44	12.29

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Options
Balanced Strategy	$490,590	$4,594,776

Equity Growth Strategy	767,886	—

Growth and Income Strategy	1,103,686	8,859,744

(b)	Segregated for initial margin and/or collateral as follows:

Fund	Forwards

Balanced Strategy	$179,972

(c)	Maximum public offering price per share for Class A Shares of the Balanced Strategy, Equity Growth Strategy and Growth and Income Strategy Portfolios is $10.92, $17.21 and $12.97, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Assets and Liabilities (continued)

December 31, 2018

	Growth Strategy Portfolio	Satellite Strategies Portfolio
Assets:
Investments in Affiliated Funds, at value (cost $787,779,521 and $398,818,834, respectively)	$735,789,884	$402,177,163
Purchased options (cost $11,135,604 and $0, respectively)	11,386,838	—
Cash	11,542,039	4,244,900
Foreign currencies, at value (cost $43,543 and $0, respectively)	56,063	—
Unrealized gain on forward foreign currency exchange contracts	214,711	—
Variation margin on futures	356,632	—
Receivables:
Collateral on certain derivative contracts(a)	3,737,379	—
Portfolio shares sold	1,926,109	290,621
Dividends	183,889	754,046
Investments sold	95,500	806,666
Reimbursement from investment adviser	34,504	33,386
Other assets	81,171	47,582
Total assets	765,404,719	408,354,364

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	499,845	—
Written option contracts, at value (premium received $268,493 and $0, respectively)	295,822	—
Payables:
Investments purchased	478,835	754,046
Portfolio shares redeemed	1,537,337	2,056,904
Distribution and Service fees and Transfer Agency fees	171,507	60,124
Management fees	100,168	44,953
Accrued expenses	108,967	99,775
Total liabilities	3,192,481	3,015,802

Net Assets:
Paid-in capital	819,436,965	455,273,139
Total distributable loss	(57,224,727)	(49,934,577)
NET ASSETS	$762,212,238	$405,338,562
Net Assets:
Class A	$308,475,125	$39,383,850
Class C	36,201,125	28,040,506
Institutional	247,863,098	260,986,805
Service	2,252,120	243,069
Investor	6,477,081	27,782,102
Class P	148,865,891	2,901,883
Class R	5,475,293	1,954,717
Class R6	6,602,505	44,045,630
Total Net Assets	$762,212,238	$405,338,562
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	22,460,722	5,337,013
Class C	2,589,621	3,818,993
Institutional	18,072,133	35,457,534
Service	164,494	32,994
Investor	478,712	3,773,536
Class P	10,848,080	393,746
Class R	409,414	266,110
Class R6	481,245	5,981,883
Net asset value, offering and redemption price per share:(b)
Class A	$13.73	$7.38
Class C	13.98	7.34
Institutional	13.72	7.36
Service	13.69	7.37
Investor	13.53	7.36
Class P	13.72	7.37
Class R	13.37	7.35
Class R6	13.72	7.36

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Options	Forwards

Growth Strategy	$1,337,853	$2,399,325	$201

(b)	Maximum public offering price per share for Class A Shares of the Growth Strategy and Satellite Strategies Portfolios is $14.53 and $7.81, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Operations

For the Fiscal Year Ended December 31, 2018

	Balanced Strategy Portfolio	Equity Growth Strategy Portfolio	Growth and Income Strategy Portfolio
Investment income:

Dividends from Affiliated Funds	$10,371,651	$5,231,709	$17,633,452

Dividends — unaffiliated issuers	—	902	—

Interest	7,221	8,505	16,006

Total investment income	10,378,872	5,241,116	17,649,458

Expenses:

Management fees	776,190	516,081	1,444,683

Distribution and Service fees(a)	583,695	911,860	1,470,026

Transfer Agency fees(a)	415,789	416,910	904,974

Professional fees	103,094	99,702	103,094

Printing and mailing costs	63,008	70,394	109,875

Custody, accounting and administrative services	62,454	57,580	59,902

Trustee fees	16,924	16,628	17,757

Registration fees	8,566	9,436	11,428

Service Share fees — Service Plan	1,923	1,629	8,029

Service Share fees — Shareholder Administration Plan	1,923	1,629	8,029

Prime Broker Fees	607	—	1,187

Other	19,226	13,932	30,181

Total expenses	2,053,399	2,115,781	4,169,165

Less — expense reductions	(247,116)	(252,683)	(282,653)

Net expenses	1,806,283	1,863,098	3,886,512

NET INVESTMENT INCOME	8,572,589	3,378,018	13,762,946

Realized and unrealized gain (loss):

Capital gain distributions from Affiliated Funds	2,459,406	6,067,994	9,285,502

Net realized gain (loss) from:

Affiliated Funds	3,253,723	12,265,609	17,749,578

Investments — unaffiliated issuers	—	968	—

Purchased options	(1,540,215)	(93,847)	(2,968,510)

Futures contracts	(421,762)	(852,526)	(1,002,663)

Written options	(403,355)	179,388	(891,102)

Swap contracts	132	—	291

Forward foreign currency exchange contracts	1,736,697	—	3,556,665

Foreign currency transactions	24,763	14,012	72,953

Net change in unrealized gain (loss) on:

Affiliated Funds	(46,105,539)	(58,084,289)	(119,929,570)

Investments — unaffiliated issuers	—	(7,728)	—

Purchased options	851,752	75,900	2,458,043

Futures contracts	(1,948,556)	(491,474)	(4,195,342)

Written options	(45,318)	(16,099)	(103,151)

Forward foreign currency exchange contracts	(189,149)	—	(367,513)

Foreign currency translation	15,915	10,311	19,700

Net realized and unrealized loss	(42,311,506)	(40,931,781)	(96,315,119)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(33,738,917)	$(37,553,763)	$(82,552,173)

(a)	Class specific Distribution and/or Service and Transfer Agent fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Portfolio	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class P(b)	Class R	Class R6
Balanced Strategy	$282,748	$257,314	$43,633	$203,578	$46,317	$135,048	$308	$6,452	$8,174	$15,708	$204
Equity Growth Strategy	347,321	537,919	26,620	250,071	96,825	29,498	261	11,025	19,497	9,583	150
Growth and Income Strategy	734,532	710,934	24,560	528,863	127,968	189,478	1,285	16,343	31,350	8,842	845

(b)	Class P Shares commenced operations April 17, 2018.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Operations (continued)

For the Fiscal Year Ended December 31, 2018

	Growth Strategy Portfolio	Satellite Strategies Portfolio
Investment income:

Dividends from Affiliated Funds	$14,576,952	$16,275,651

Interest	18,673	—

Total investment income	14,595,625	16,275,651

Expenses:

Management fees	1,326,789	711,675

Distribution and Service fees(a)	1,790,609	505,606

Transfer Agency fees(a)	944,418	400,887

Professional fees	105,797	100,994

Printing and mailing costs	129,534	95,229

Custody, accounting and administrative services	55,192	56,466

Trustee fees	17,610	22,237

Registration fees	11,493	42,460

Service Share fees – Service Plan	6,578	780

Service Share fees – Shareholder Administration Plan	6,578	780

Prime Broker Fees	1,136	—

Other	29,235	15,170

Total expenses	4,424,969	1,952,284

Less — expense reductions	(303,211)	(275,361)

Net expenses	4,121,758	1,676,923

NET INVESTMENT INCOME	10,473,867	14,598,728

Realized and unrealized gain (loss):

Capital gain distributions from Affiliated Funds	9,956,944	—

Net realized gain (loss) from:

Affiliated Funds	20,487,874	1,640,329

Purchased options	(4,898,250)	—

Futures contracts	(1,432,480)	—

Written options	(207,892)	—

Swap contracts	268	—

Forward foreign currency exchange contracts	3,508,755	—

Foreign currency transactions	(58,898)	—

Net change in unrealized gain (loss) on:

Affiliated Funds	(131,824,171)	(72,454,604)

Purchased options	4,024,873	—

Futures contracts	(4,307,341)	—

Written options	(27,329)	—

Forward foreign currency exchange contracts	(285,134)	—

Foreign currency translation	22,321	—

Net realized and unrealized loss	(105,040,460)	(70,814,275)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(94,566,593)	$(56,215,547)

(a)	Class specific Distribution and/or Service and Transfer Agent fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Portfolio	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class P(b)	Class R	Class R6
Growth Strategy	$787,387	$972,095	$31,127	$566,918	$174,977	$145,201	$1,053	$17,894	$26,164	$11,206	$1,005
Satellite Strategies	118,439	375,324	11,843	85,276	67,558	160,274	125	69,231	559	4,264	13,600

(b)	Class P Shares commenced operations April 17, 2018.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Changes in Net Assets

	Balanced Strategy Portfolio			Equity Growth Strategy Portfolio
	For the Fiscal Year Ended December 31, 2018	For the Fiscal Year Ended December 31, 2017		For the Fiscal Year Ended December 31, 2018	For the Fiscal Year Ended December 31, 2017
From operations:
Net investment income	$8,572,589	$8,256,157		$3,378,018	$3,326,307
Net realized gain	5,109,389	23,914,681		17,581,598	35,742,945
Net change in unrealized gain (loss)	(47,420,895)	22,130,956		(58,513,379)	41,703,446
Net increase (decrease) in net assets resulting from operations	(33,738,917)	54,301,794		(37,553,763)	80,772,698

Distributions to shareholders:
From total distributable earnings:
Class A Shares	(4,408,193)	(4,878,011	)(b)	(3,527,838)	(2,649,600	)(c)
Class C Shares	(429,922)	(1,130,525	)(b)	(103,569)	(849,532	)(c)
Institutional Shares	(12,877,904)	(15,085,908	)(b)	(477,191)	(3,558,755	)(c)
Service Shares	(27,283)	(32,937	)(b)	(12,880)	(12,907	)(c)
Investor Shares	(135,812)	(177,760	)(b)	(162,939)	(118,913	)(c)
Class P Shares(a)	(1,925,367)	—		(3,046,018)	—
Class R Shares	(329,743)	(322,868	)(b)	(117,644)	(110,002	)(c)
Class R6 Shares	(85,343)	(18,735	)(b)	(133,363)	(275	)(c)
Total distributions to shareholders	(20,219,567)	(21,646,744)		(7,581,442)	(7,299,984)

From share transactions:
Proceeds from sales of shares	206,856,339	150,772,289		194,331,566	47,255,994
Reinvestment of distributions	19,823,264	21,076,195		7,197,075	6,908,591
Cost of shares redeemed	(226,013,487)	(156,751,124)		(235,405,360)	(80,953,284)
Net increase (decrease) in net assets resulting from share transactions	666,116	15,097,360		(33,876,719)	(26,788,699)
TOTAL INCREASE (DECREASE)	(53,292,368)	47,752,410		(79,011,924)	46,684,015

Net assets(d)
Beginning of year	521,971,148	474,218,738		373,506,505	326,822,490
End of year	$468,678,780	$521,971,148		$294,494,581	$373,506,505

(a)	Class P Shares commenced operations April 17, 2018.
(b)	Prior year information has been revised to conform to current year presentation, see prior year presentation below:

Distributions from net investment income:	Class A	Class C	Institutional	Service	Investor	Class R	Class R6
Balanced Strategy	$(2,796,031)	$(526,244)	$(9,247,944)	$(18,323)	$(108,353)	$(175,314)	$(9,245)
Distributions from net realized gains:	Class A	Class C	Institutional	Service	Investor	Class R	Class R6
Balanced Strategy	$(2,081,980)	$(604,281)	$(5,837,964)	$(14,614)	$(69,407)	$(147,554)	$(9,490)

(c)	Prior year information has been revised to conform to current year presentation. Distributions to shareholders consisted solely of net investment income for the fiscal year ended December 31, 2017.
(d)	Prior year information has been revised to conform with current year presentation. Undistributed net investment income was $190,088 and $97,461 for the Balanced Strategy and Equity Growth Strategy Portfolios as of December 31, 2017.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Growth and Income Strategy Portfolio			Growth Strategy Portfolio
	For the Fiscal Year Ended December 31, 2018	For the Fiscal Year Ended December 31, 2017		For the Fiscal Year Ended December 31, 2018	For the Fiscal Year Ended December 31, 2017
From operations:
Net investment income	$13,762,946	$14,023,060		$10,473,867	$9,365,836
Net realized gain	25,802,714	63,058,176		27,356,321	82,969,769
Net change in unrealized gain (loss)	(122,117,833)	63,551,569		(132,396,781)	71,356,011
Net increase (decrease) in net assets resulting from operations	(82,552,173)	140,632,805		(94,566,593)	163,691,616

Distributions to shareholders:
From total distributable earnings:
Class A Shares	(7,092,517)	(7,117,184	)(b)	(7,924,550)	(7,343,791	)(b)
Class C Shares	(514,723)	(1,604,335	)(b)	—	(1,941,823	)(b)
Institutional Shares	(11,080,977)	(15,064,907	)(b)	(7,387,673)	(12,067,688	)(b)
Service Shares	(70,425)	(77,973	)(b)	(54,633)	(66,907	)(b)
Investor Shares	(225,243)	(183,527	)(b)	(177,616)	(211,478	)(b)
Class P Shares(a)	(4,938,925)	—		(4,422,574)	—
Class R Shares	(102,253)	(117,611	)(b)	(140,340)	(146,324	)(b)
Class R6 Shares	(150,677)	(1,994	)(b)	(196,873)	(25,853	)(b)
Total distributions to shareholders	(24,175,740)	(24,167,531)		(20,304,259)	(21,803,864)

From share transactions:
Proceeds from sales of shares	414,705,406	165,939,453		348,678,362	146,419,550
Reinvestment of distributions	23,447,788	23,310,034		19,578,750	20,734,721
Cost of shares redeemed	(452,457,767)	(209,763,801)		(408,240,746)	(181,982,948)
Net increase (decrease) in net assets resulting from share transactions	(14,304,573)	(20,514,314)		(39,983,634)	(14,828,677)
TOTAL INCREASE (DECREASE)	(121,032,486)	95,950,960		(154,854,486)	127,059,075

Net assets:(c)
Beginning of year	986,550,894	890,599,934		917,066,724	790,007,649

End of year	$865,518,408	$986,550,894		$762,212,238	$917,066,724

(a)	Class P Shares commenced operations April 17, 2018.
(b)	Prior year information has been revised to conform to current year presentation. Distributions to shareholders for the Growth and Income Strategy and Growth Strategy Portfolios consisted solely of net investment income for the fiscal year ended December 31, 2017.
(c)	Prior year information has been revised to conform with current year presentation. Undistributed net investment income was $581,857 and $41,306 for the Growth and Income Strategy and Growth Strategy Portfolios as of December 31, 2017.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Satellite Strategies Portfolio
	For the Fiscal Year Ended December 31, 2018	For the Fiscal Year Ended December 31, 2017
From operations:

Net investment income	$14,598,728	$20,145,476

Net realized gain	1,640,329	57,640,869

Net change in unrealized gain (loss)	(72,454,604)	20,156,478

Net increase (decrease) in net assets resulting from operations	(56,215,547)	97,942,823

Distributions to shareholders:

From total distributable earnings:
Class A Shares	(1,151,877)	(1,869,309	)(b)
Class C Shares	(592,136)	(1,157,089	)(b)
Institutional Shares	(10,541,700)	(18,281,836	)(b)
Service Shares	(7,103)	(11,501	)(b)
Investor Shares	(982,010)	(1,779,204	)(b)
Class P Shares(a)	(77,948)	—
Class R Shares	(51,584)	(81,318	)(b)
Class R6 Shares	(1,424,298)	(1,442,350	)(b)

Total distributions to shareholders	(14,828,656)	(24,622,607)

From share transactions:

Proceeds from sales of shares	123,860,465	108,035,680

Reinvestment of distributions	12,191,392	21,535,001

Cost of shares redeemed	(334,919,232)	(271,166,567)

Net increase (decrease) in net assets resulting from share transactions	(198,867,375)	(141,595,886)

TOTAL INCREASE (DECREASE)	(269,911,578)	(68,275,670)

Net assets:(c)

Beginning of year	675,250,140	743,525,810

End of year	$405,338,562	$675,250,140

(a)	Class P Shares commenced operations April 17, 2018.
(b)	Prior year information has been revised to conform to current year presentation. Distributions to shareholders consisted solely of net investment income for the fiscal year ended December 31, 2017.
(c)	Prior year information has been revised to conform with current year presentation. Undistributed net investment income was $276,895 as of December 31, 2017.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Balanced Strategy Portfolio
	Class A Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$11.55	$10.82	$10.41	$11.06	$11.13

Net investment income(a)(b)	0.16	0.16	0.11	0.33	0.21

Net realized and unrealized gain (loss)	(0.95)	1.05	0.41	(0.43)	0.06

Total from investment operations	(0.79)	1.21	0.52	(0.10)	0.27

Distributions to shareholders from net investment income	(0.24)	(0.27)	(0.11)	(0.38)	(0.34)

Distributions to shareholders from net realized gains	(0.20)	(0.21)	—	—	—

Distributions to shareholders from return of capital	—	—	—	(0.17)	—

Total distributions	(0.44)	(0.48)	(0.11)	(0.55)	(0.34)

Net asset value, end of year	$10.32	$11.55	$10.82	$10.41	$11.06

Total return(c)	(6.90)%	11.19%	5.04%	(0.90)%	2.40%

Net assets, end of year (in 000s)	$106,235	$119,662	$129,445	$146,047	$173,813

Ratio of net expenses to average net assets(d)	0.59%	0.62%	0.59%	0.59%	0.60%

Ratio of total expenses to average net assets(d)	0.63%	0.68%	0.67%	0.65%	0.66%

Ratio of net investment income to average net assets(b)	1.46%	1.40%	1.01%	2.95%	1.85%

Portfolio turnover rate(e)	45%	81%	76%	48%	38%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Balanced Strategy Portfolio
	Class C Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$11.55	$10.82	$10.41	$11.07	$11.13

Net investment income(a)(b)	0.05	0.07	0.03	0.24	0.12

Net realized and unrealized gain (loss)	(0.92)	1.05	0.42	(0.43)	0.07

Total from investment operations	(0.87)	1.12	0.45	(0.19)	0.19

Distributions to shareholders from net investment income	(0.14)	(0.18)	(0.04)	(0.32)	(0.25)

Distributions to shareholders from net realized gains	(0.20)	(0.21)	—	—	—

Distributions to shareholders from return of capital	—	—	—	(0.15)	—

Total distributions	(0.34)	(0.39)	(0.04)	(0.47)	(0.25)

Net asset value, end of year	$10.34	$11.55	$10.82	$10.41	$11.07

Total return(c)	(7.58)%	10.30%	4.24%	(1.65)%	1.71%

Net assets, end of year (in 000s)	$12,807	$34,542	$47,217	$53,734	$63,726

Ratio of net expenses to average net assets(d)	1.33%	1.37%	1.34%	1.34%	1.35%

Ratio of total expenses to average net assets(d)	1.38%	1.42%	1.42%	1.40%	1.41%

Ratio of net investment income to average net assets(b)	0.43%	0.58%	0.27%	2.20%	1.05%

Portfolio turnover rate(e)	45%	81%	76%	48%	38%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Balanced Strategy Portfolio
	Institutional Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$11.55	$10.82	$10.42	$11.07	$11.13

Net investment income(a)(b)	0.20	0.21	0.16	0.39	0.25

Net realized and unrealized gain (loss)	(0.95)	1.04	0.40	(0.44)	0.07

Total from investment operations	(0.75)	1.25	0.56	(0.05)	0.32

Distributions to shareholders from net investment income	(0.28)	(0.31)	(0.16)	(0.40)	(0.38)

Distributions to shareholders from net realized gains	(0.20)	(0.21)	—	—	—

Distributions to shareholders from return of capital	—	—	—	(0.20)	—

Total distributions	(0.48)	(0.52)	(0.16)	(0.60)	(0.38)

Net asset value, end of year	$10.32	$11.55	$10.82	$10.42	$11.07

Total return(c)	(6.53)%	11.63%	5.36%	(0.49)%	2.90%

Net assets, end of year (in 000s)	$292,183	$353,778	$285,795	$234,110	$254,620

Ratio of net expenses to average net assets(d)	0.20%	0.22%	0.19%	0.19%	0.20%

Ratio of total expenses to average net assets(d)	0.24%	0.28%	0.27%	0.25%	0.26%

Ratio of net investment income to average net assets(b)	1.76%	1.85%	1.46%	3.48%	2.22%

Portfolio turnover rate(e)	45%	81%	76%	48%	38%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Balanced Strategy Portfolio
	Service Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$11.68	$10.94	$10.45	$11.10	$11.16

Net investment income(a)(b)	0.15	0.15	0.10	0.39	0.19

Net realized and unrealized gain (loss)	(0.95)	1.06	0.49	(0.50)	0.08

Total from investment operations	(0.80)	1.21	0.59	(0.11)	0.27

Distributions to shareholders from net investment income	(0.23)	(0.26)	(0.10)	(0.36)	(0.33)

Distributions to shareholders from net realized gains	(0.20)	(0.21)	—	—	—

Distributions to shareholders from return of capital	—	—	—	(0.18)	—

Total distributions	(0.43)	(0.47)	(0.10)	(0.54)	(0.33)

Net asset value, end of year	$10.45	$11.68	$10.94	$10.45	$11.10

Total return(c)	(6.93)%	11.04%	5.67%	(0.99)%	2.38%

Net assets, end of year (in 000s)	$667	$833	$831	$967	$1,391

Ratio of net expenses to average net assets(d)	0.70%	0.72%	0.69%	0.69%	0.70%

Ratio of total expenses to average net assets(d)	0.74%	0.78%	0.77%	0.75%	0.75%

Ratio of net investment income to average net assets(b)	1.31%	1.31%	0.93%	3.47%	1.65%

Portfolio turnover rate(e)	45%	81%	76%	48%	38%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Balanced Strategy Portfolio
	Investor Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$11.50	$10.78	$10.37	$11.03	$11.09

Net investment income(a)(b)	0.18	0.18	0.14	0.36	0.25

Net realized and unrealized gain (loss)	(0.93)	1.05	0.41	(0.44)	0.06

Total from investment operations	(0.75)	1.23	0.55	(0.08)	0.31

Distributions to shareholders from net investment income	(0.27)	(0.30)	(0.14)	(0.39)	(0.37)

Distributions to shareholders from net realized gains	(0.20)	(0.21)	—	—	—

Distributions to shareholders from return of capital	—	—	—	(0.19)	—

Total distributions	(0.47)	(0.51)	(0.14)	(0.58)	(0.37)

Net asset value, end of year	$10.28	$11.50	$10.78	$10.37	$11.03

Total return(c)	(6.61)%	11.41%	5.33%	(0.73)%	2.76%

Net assets, end of year (in 000s)	$2,937	$3,976	$4,810	$4,555	$4,980

Ratio of net expenses to average net assets(d)	0.34%	0.37%	0.34%	0.34%	0.35%

Ratio of total expenses to average net assets(d)	0.38%	0.42%	0.42%	0.40%	0.41%

Ratio of net investment income to average net assets(b)	1.64%	1.60%	1.30%	3.29%	2.23%

Portfolio turnover rate(e)	45%	81%	76%	48%	38%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout The Period

	Goldman Sachs Balanced Strategy Portfolio
	Class P Shares
	Period Ended December 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$11.54

Net investment income(b)(c)	0.20

Net realized and unrealized loss	(0.96)

Total from investment operations	(0.76)

Distributions to shareholders from net investment income	(0.26)

Distributions to shareholders from net realized gains	(0.20)

Total distributions	(0.46)

Net asset value, end of period	$10.32

Total return(d)	(6.67)%

Net assets, end of year (in 000s)	$43,098

Ratio of net expenses to average net assets(e)	0.19	%(f)

Ratio of total expenses to average net assets(e)	0.24	%(f)

Ratio of net investment income to average net assets(c)	2.48	%(f)

Portfolio turnover rate(g)	45%

(a)	Class P Shares commenced operations April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Balanced Strategy Portfolio
	Class R Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$11.50	$10.79	$10.36	$11.02	$11.08

Net investment income(a)(b)	0.14	0.15	0.09	0.36	0.18

Net realized and unrealized gain (loss)	(0.95)	1.02	0.43	(0.49)	0.07

Total from investment operations	(0.81)	1.17	0.52	(0.13)	0.25

Distributions to shareholders from net investment income	(0.21)	(0.25)	(0.09)	(0.34)	(0.31)

Distributions to shareholders from net realized gains	(0.20)	(0.21)	—	—	—

Distributions to shareholders from return of capital	—	—	—	(0.19)	—

Total distributions	(0.41)	(0.46)	(0.09)	(0.53)	(0.31)

Net asset value, end of year	$10.28	$11.50	$10.79	$10.36	$11.02

Total return(c)	(7.07)%	10.81%	5.02%	(1.23)%	2.25%

Net assets, end of year (in 000s)	$8,443	$8,629	$6,110	$5,196	$5,436

Ratio of net expenses to average net assets(d)	0.84%	0.87%	0.84%	0.84%	0.85%

Ratio of total expenses to average net assets(d)	0.88%	0.93%	0.92%	0.90%	0.90%

Ratio of net investment income to average net assets(b)	1.23%	1.30%	0.85%	3.22%	1.61%

Portfolio turnover rate(e)	45%	81%	76%	48%	38%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Balanced Strategy Portfolio
	Class R6 Shares
	Year Ended December 31,			Period Ended December 31, 2015(a)
	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$11.55	$10.83	$10.42	$11.16

Net investment income(b)(c)	0.35	0.54	0.15	0.30

Net realized and unrealized gain (loss)	(1.09)	0.71	0.42	(0.52)

Total from investment operations	(0.74)	1.25	0.57	(0.22)

Distributions to shareholders from net investment income	(0.29)	(0.32)	(0.16)	(0.35)

Distributions to shareholders from net realized gains	(0.20)	(0.21)	—	—

Distributions to shareholders from return of capital	—	—	—	(0.17)

Total distributions	(0.49)	(0.53)	(0.16)	(0.52)

Net asset value, end of year	$10.32	$11.55	$10.83	$10.42

Total return(d)	(6.52)%	11.54%	5.46%	(2.01)%

Net assets, end of year (in 000s)	$2,308	$551	$10	$10

Ratio of net expenses to average net assets(e)	0.19%	0.31%	0.19%	0.19	%(f)

Ratio of total expenses to average net assets(e)	0.24%	0.39%	0.27%	0.23	%(f)

Ratio of net investment income to average net assets(c)	3.10%	4.64%	1.45%	6.52	%(f)

Portfolio turnover rate(g)	45%	81%	76%	48%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Growth Strategy Portfolio
	Class A Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$18.84	$15.25	$14.44	$14.46	$14.29

Net investment income(a)(b)	0.20	0.16	0.16	0.09	0.23

Net realized and unrealized gain (loss)	(2.35)	3.80	0.83	0.03	0.20

Total from investment operations	(2.15)	3.96	0.99	0.12	0.43

Distributions to shareholders from net investment income	(0.43)	(0.37)	(0.18)	(0.14)	(0.26)

Net asset value, end of year	$16.26	$18.84	$15.25	$14.44	$14.46

Total return(c)	(11.40)%	25.96%	6.81%	0.83%	3.01%

Net assets, end of year (in 000s)	$135,758	$137,276	$124,514	$134,851	$148,611

Ratio of net expenses to average net assets(d)	0.58%	0.59%	0.59%	0.59%	0.60%

Ratio of total expenses to average net assets(d)	0.66%	0.67%	0.69%	0.67%	0.68%

Ratio of net investment income to average net assets(b)	1.09%	0.93%	1.12%	0.63%	1.56%

Portfolio turnover rate(e)	11%	53%	39%	18%	23%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Growth Strategy Portfolio
	Class C Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$18.01	$14.58	$13.82	$13.83	$13.68

Net investment income (loss)(a)(b)	(0.05)	0.01	0.05	(0.02)	0.10

Net realized and unrealized gain (loss)	(2.12)	3.65	0.78	0.04	0.20

Total from investment operations	(2.17)	3.66	0.83	0.02	0.30

Distributions to shareholders from net investment income	(0.07)	(0.23)	(0.07)	(0.03)	(0.15)

Net asset value, end of year	$15.77	$18.01	$14.58	$13.82	$13.83

Total return(c)	(12.04)%	25.08%	5.95%	0.13%	2.18%

Net assets, end of year (in 000s)	$23,020	$68,315	$75,027	$83,743	$96,667

Ratio of net expenses to average net assets(d)	1.33%	1.34%	1.34%	1.34%	1.35%

Ratio of total expenses to average net assets(d)	1.40%	1.42%	1.44%	1.42%	1.42%

Ratio of net investment income (loss) to average net assets(b)	(0.29)%	0.08%	0.33%	(0.15)%	0.71%

Portfolio turnover rate(e)	11%	53%	39%	18%	23%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Growth Strategy Portfolio
	Institutional Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$19.01	$15.38	$14.57	$14.58	$14.41

Net investment income(a)(b)	0.09	0.24	0.23	0.16	0.29

Net realized and unrealized gain (loss)	(2.20)	3.83	0.82	0.03	0.20

Total from investment operations	(2.11)	4.07	1.05	0.19	0.49

Distributions to shareholders from net investment income	(0.47)	(0.44)	(0.24)	(0.20)	(0.32)

Net asset value, end of year	$16.43	$19.01	$15.38	$14.57	$14.58

Total return(c)	(11.07)%	26.48%	7.18%	1.31%	3.38%

Net assets, end of year (in 000s)	$16,974	$155,828	$119,108	$117,357	$130,499

Ratio of net expenses to average net assets(d)	0.19%	0.20%	0.19%	0.19%	0.20%

Ratio of total expenses to average net assets(d)	0.26%	0.28%	0.29%	0.27%	0.28%

Ratio of net investment income to average net assets(b)	0.47%	1.40%	1.55%	1.05%	1.96%

Portfolio turnover rate(e)	11%	53%	39%	18%	23%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Growth Strategy Portfolio
	Service Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$18.75	$15.19	$14.39	$14.40	$14.22

Net investment income(a)(b)	0.15	0.16	0.15	0.08	0.19

Net realized and unrealized gain (loss)	(2.31)	3.76	0.81	0.03	0.23

Total from investment operations	(2.16)	3.92	0.96	0.11	0.42

Distributions to shareholders from net investment income	(0.39)	(0.36)	(0.16)	(0.12)	(0.24)

Net asset value, end of year	$16.20	$18.75	$15.19	$14.39	$14.40

Total return(c)	(11.48)%	25.79%	6.66%	0.78%	2.94%

Net assets, end of year (in 000s)	$543	$684	$470	$577	$626

Ratio of net expenses to average net assets(d)	0.69%	0.69%	0.69%	0.69%	0.70%

Ratio of total expenses to average net assets(d)	0.77%	0.78%	0.79%	0.77%	0.77%

Ratio of net investment income to average net assets(b)	0.80%	0.91%	1.01%	0.52%	1.27%

Portfolio turnover rate(e)	11%	53%	39%	18%	23%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Growth Strategy Portfolio
	Investor Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$18.58	$15.03	$14.25	$14.27	$14.11

Net investment income(a)(b)	0.24	0.18	0.21	0.13	0.32

Net realized and unrealized gain (loss)	(2.32)	3.78	0.79	0.03	0.14

Total from investment operations	(2.08)	3.96	1.00	0.16	0.46

Distributions to shareholders from net investment income	(0.47)	(0.41)	(0.22)	(0.18)	(0.30)

Net asset value, end of year	$16.03	$18.58	$15.03	$14.25	$14.27

Total return(c)	(11.18)%	26.35%	6.99%	1.11%	3.27%

Net assets, end of year (in 000s)	$5,703	$5,481	$5,663	$5,282	$5,280

Ratio of net expenses to average net assets(d)	0.33%	0.34%	0.34%	0.34%	0.35%

Ratio of total expenses to average net assets(d)	0.41%	0.42%	0.44%	0.42%	0.43%

Ratio of net investment income to average net assets(b)	1.28%	1.07%	1.47%	0.91%	2.19%

Portfolio turnover rate(e)	11%	53%	39%	18%	23%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout The Period

	Goldman Sachs Equity Growth Strategy Portfolio
	Class P Shares
	Period Ended December 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$19.43

Net investment income(b)(c)	0.31

Net realized and unrealized loss	(2.80)

Total from investment operations	(2.49)

Distributions to shareholders from net investment income	(0.50)

Net asset value, end of period	$16.44

Total return(d)	(12.80)%

Net assets, end of year (in 000s)	$103,074

Ratio of net expenses to average net assets(e)	0.18	%(f)

Ratio of total expenses to average net assets(e)	0.27	%(f)

Ratio of net investment income to average net assets(c)	2.33	%(f)

Portfolio turnover rate(g)	11%

(a)	Class P Shares commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Growth Strategy Portfolio
	Class R Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$18.69	$15.15	$14.37	$14.37	$14.17

Net investment income(a)(b)	0.14	0.19	0.16	0.04	0.13

Net realized and unrealized gain (loss)	(2.32)	3.70	0.78	0.05	0.26

Total from investment operations	(2.18)	3.89	0.94	0.09	0.39

Distributions to shareholders from net investment income	(0.38)	(0.35)	(0.16)	(0.09)	(0.19)

Net asset value, end of year	$16.13	$18.69	$15.15	$14.37	$14.37

Total return(c)	(11.63)%	25.70%	6.49%	0.61%	2.77%

Net assets, end of year (in 000s)	$4,938	$5,910	$2,031	$1,785	$2,339

Ratio of net expenses to average net assets(d)	0.83%	0.84%	0.84%	0.84%	0.85%

Ratio of total expenses to average net assets(d)	0.91%	0.92%	0.94%	0.92%	0.92%

Ratio of net investment income to average net assets(b)	0.77%	1.06%	1.10%	0.28%	0.86%

Portfolio turnover rate(e)	11%	53%	39%	18%	23%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Growth Strategy Portfolio
	Class R6 Shares
	Year Ended December 31,			Period Ended December 31, 2015(a)
	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$19.04	$15.37	$14.57	$15.38

Net investment income(b)(c)	1.61	0.12	0.24	0.14

Net realized and unrealized gain (loss)	(3.71)	3.96	0.80	(0.74)

Total from investment operations	(2.10)	4.08	1.04	(0.60)

Distributions to shareholders from net investment income	(0.50)	(0.41)	(0.24)	(0.21)

Net asset value, end of year	$16.44	$19.04	$15.37	$14.57

Total return(d)	(11.00)%	26.54%	7.12%	(3.93)%

Net assets, end of year (in 000s)	$4,485	$13	$10	$10

Ratio of net expenses to average net assets(e)	0.18%	0.18%	0.19%	0.18	%(f)

Ratio of total expenses to average net assets(e)	0.32%	0.24%	0.28%	0.29	%(f)

Ratio of net investment income to average net assets(c)	9.20%	0.66%	1.63%	2.32	%(f)

Portfolio turnover rate(g)	11%	53%	39%	18%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth and Income Strategy Portfolio
	Class A Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$13.81	$12.17	$11.62	$12.10	$12.14

Net investment income(a)(b)	0.18	0.18	0.11	0.25	0.20

Net realized and unrealized gain (loss)	(1.41)	1.79	0.56	(0.31)	0.07

Total from investment operations	(1.23)	1.97	0.67	(0.06)	0.27

Distributions to shareholders from net investment income	(0.32)	(0.33)	(0.12)	(0.42)	(0.31)

Net asset value, end of year	$12.26	$13.81	$12.17	$11.62	$12.10

Total return(c)	(8.94)%	16.19%	5.75%	(0.54)%	2.22%

Net assets, end of year (in 000s)	$272,658	$302,116	$302,858	$341,468	$408,488

Ratio of net expenses to average net assets(d)	0.59%	0.59%	0.59%	0.59%	0.60%

Ratio of total expenses to average net assets(d)	0.61%	0.63%	0.64%	0.63%	0.63%

Ratio of net investment income to average net assets(b)	1.29%	1.35%	0.95%	2.08%	1.64%

Portfolio turnover rate(e)	32%	81%	67%	40%	35%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth and Income Strategy Portfolio
	Class C Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$13.49	$11.90	$11.42	$11.91	$11.99

Net investment income(a)(b)	0.01	0.06	0.02	0.16	0.10

Net realized and unrealized gain (loss)	(1.31)	1.76	0.54	(0.31)	0.08

Total from investment operations	(1.30)	1.82	0.56	(0.15)	0.18

Distributions to shareholders from net investment income	(0.21)	(0.23)	(0.08)	(0.34)	(0.26)

Net asset value, end of year	$11.98	$13.49	$11.90	$11.42	$11.91

Total return(c)	(9.62)%	15.31%	4.86%	(1.24)%	1.46%

Net assets, end of year (in 000s)	$27,099	$94,118	$121,778	$143,257	$169,745

Ratio of net expenses to average net assets(d)	1.34%	1.34%	1.34%	1.34%	1.35%

Ratio of total expenses to average net assets(d)	1.36%	1.38%	1.39%	1.38%	1.38%

Ratio of net investment income to average net assets(b)	0.11%	0.50%	0.18%	1.30%	0.80%

Portfolio turnover rate(e)	32%	81%	67%	40%	35%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth and Income Strategy Portfolio
	Institutional Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$13.85	$12.21	$11.66	$12.14	$12.18

Net investment income(a)(b)	0.20	0.24	0.17	0.32	0.26

Net realized and unrealized gain (loss)	(1.39)	1.78	0.55	(0.33)	0.06

Total from investment operations	(1.19)	2.02	0.72	(0.01)	0.32

Distributions to shareholders from net investment income	(0.37)	(0.38)	(0.17)	(0.47)	(0.36)

Net asset value, end of year	$12.29	$13.85	$12.21	$11.66	$12.14

Total return(c)	(8.63)%	16.60%	6.15%	(0.13)%	2.62%

Net assets, end of year (in 000s)	$360,006	$574,136	$455,273	$429,243	$421,720

Ratio of net expenses to average net assets(d)	0.20%	0.19%	0.19%	0.19%	0.20%

Ratio of total expenses to average net assets(d)	0.22%	0.23%	0.24%	0.23%	0.23%

Ratio of net investment income to average net assets(b)	1.48%	1.80%	1.42%	2.59%	2.11%

Portfolio turnover rate(e)	32%	81%	67%	40%	35%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth and Income Strategy Portfolio
	Service Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$13.77	$12.14	$11.60	$12.07	$12.11

Net investment income(a)(b)	0.15	0.17	0.11	0.25	0.20

Net realized and unrealized gain (loss)	(1.38)	1.77	0.54	(0.32)	0.06

Total from investment operations	(1.23)	1.94	0.65	(0.07)	0.26

Distributions to shareholders from net investment income	(0.31)	(0.31)	(0.11)	(0.40)	(0.30)

Net asset value, end of year	$12.23	$13.77	$12.14	$11.60	$12.07

Total return(c)	(9.00)%	16.03%	5.58%	(0.56)%	2.11%

Net assets, end of year (in 000s)	$2,780	$3,414	$3,253	$3,246	$3,725

Ratio of net expenses to average net assets(d)	0.70%	0.69%	0.69%	0.69%	0.70%

Ratio of total expenses to average net assets(d)	0.72%	0.73%	0.74%	0.73%	0.73%

Ratio of net investment income to average net assets(b)	1.13%	1.27%	0.90%	2.03%	1.58%

Portfolio turnover rate(e)	32%	81%	67%	40%	35%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth and Income Strategy Portfolio
	Investor Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$13.74	$12.12	$11.57	$12.05	$12.09

Net investment income(a)(b)	0.20	0.23	0.16	0.29	0.25

Net realized and unrealized gain (loss)	(1.38)	1.75	0.54	(0.32)	0.05

Total from investment operations	(1.18)	1.98	0.70	(0.03)	0.30

Distributions to shareholders from net investment income	(0.36)	(0.36)	(0.15)	(0.45)	(0.34)

Net asset value, end of year	$12.20	$13.74	$12.12	$11.57	$12.05

Total return(c)	(8.68)%	16.39%	6.04%	(0.29)%	2.49%

Net assets, end of year (in 000s)	$7,366	$7,241	$4,769	$3,085	$3,478

Ratio of net expenses to average net assets(d)	0.34%	0.34%	0.34%	0.34%	0.35%

Ratio of total expenses to average net assets(d)	0.36%	0.38%	0.39%	0.38%	0.38%

Ratio of net investment income to average net assets(b)	1.48%	1.72%	1.37%	2.42%	2.00%

Portfolio turnover rate(e)	32%	81%	67%	40%	35%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout The Period

	Goldman Sachs Growth and Income Strategy Portfolio
	Class P Shares
	Period Ended December 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$13.91

Net investment income(b)(c)	0.23

Net realized and unrealized loss	(1.52)

Total from investment operations	(1.29)

Distributions to shareholders from net investment income	(0.33)

Net asset value, end of year	$12.29

Total return(d)	(9.29)%

Net assets, end of year (in 000s)	$185,028

Ratio of net expenses to average net assets(e)	0.19	%(f)

Ratio of total expenses to average net assets(e)	0.22	%(f)

Ratio of net investment income to average net assets(c)	2.48	%(f)

Portfolio turnover rate(g)	32%

(a)	Class P Shares commenced operations April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth and Income Strategy Portfolio
	Class R Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$13.70	$12.09	$11.56	$12.03	$12.08

Net investment income(a)(b)	0.13	0.18	0.09	0.23	0.16

Net realized and unrealized gain (loss)	(1.37)	1.73	0.54	(0.31)	0.07

Total from investment operations	(1.24)	1.91	0.63	(0.08)	0.23

Distributions to shareholders from net investment income	(0.29)	(0.30)	(0.10)	(0.39)	(0.28)

Net asset value, end of year	$12.17	$13.70	$12.09	$11.56	$12.03

Total return(c)	(9.10)%	15.83%	5.40%	(0.69)%	1.97%

Net assets, end of year (in 000s)	$4,251	$5,441	$2,659	$2,330	$2,438

Ratio of net expenses to average net assets(d)	0.84%	0.84%	0.84%	0.84%	0.85%

Ratio of total expenses to average net assets(d)	0.86%	0.88%	0.89%	0.88%	0.88%

Ratio of net investment income to average net assets(b)	1.00%	1.35%	0.75%	1.89%	1.27%

Portfolio turnover rate(e)	32%	81%	67%	40%	35%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth and Income Strategy Portfolio
	Class R6 Shares
	Year Ended December 31,			Period Ended December 31, 2015(a)
	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$13.85	$12.20	$11.66	$12.42

Net investment income(b)(c)	0.36	0.30	0.17	0.26

Net realized and unrealized gain (loss)	(1.54)	1.73	0.54	(0.62)

Total from investment operations	(1.18)	2.03	0.71	(0.36)

Distributions to shareholders from net investment income	(0.38)	(0.38)	(0.17)	(0.40)

Net asset value, end of year	$12.29	$13.85	$12.20	$11.66

Total return(d)	(8.61)%	16.71%	6.07%	(2.87)%

Net assets, end of year (in 000s)	$6,331	$84	$10	$10

Ratio of net expenses to average net assets(e)	0.19%	0.18%	0.19%	0.19	%(f)

Ratio of total expenses to average net assets(e)	0.22%	0.22%	0.23%	0.21	%(f)

Ratio of net investment income to average net assets(c)	2.67%	2.21%	1.43%	5.04	%(f)

Portfolio turnover rate(g)	32%	81%	67%	40%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Strategy Portfolio
	Class A Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$15.83	$13.39	$12.70	$12.91	$12.89

Net investment income(a)(b)	0.19	0.15	0.11	0.15	0.19

Net realized and unrealized gain (loss)	(1.93)	2.67	0.70	(0.16)	0.12

Total from investment operations	(1.74)	2.82	0.81	(0.01)	0.31

Distributions to shareholders from net investment income	(0.36)	(0.38)	(0.12)	(0.20)	(0.29)

Net asset value, end of year	$13.73	$15.83	$13.39	$12.70	$12.91

Total return(c)	(10.98)%	21.02%	6.38%	(0.08)%	2.36%

Net assets, end of year (in 000s)	$308,475	$316,078	$301,331	$336,880	$385,409

Ratio of net expenses to average net assets(d)	0.59%	0.59%	0.59%	0.59%	0.60%

Ratio of total expenses to average net assets(d)	0.62%	0.63%	0.65%	0.64%	0.64%

Ratio of net investment income to average net assets(b)	1.19%	1.00%	0.83%	1.15%	1.46%

Portfolio turnover rate(e)	29%	85%	59%	38%	26%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Strategy Portfolio
	Class C Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$15.81	$13.37	$12.68	$12.88	$12.85

Net investment income (loss)(a)(b)	(0.03)	0.03	0.01	0.05	0.07

Net realized and unrealized gain (loss)	(1.80)	2.66	0.70	(0.15)	0.13

Total from investment operations	(1.83)	2.69	0.71	(0.10)	0.20

Distributions to shareholders from net investment income	—	(0.25)	(0.02)	(0.10)	(0.17)

Net asset value, end of year	$13.98	$15.81	$13.37	$12.68	$12.88

Total return(c)	(11.58)%	20.08%	5.57%	(0.82)%	1.59%

Net assets, end of year (in 000s)	$36,201	$126,894	$144,292	$161,733	$190,125

Ratio of net expenses to average net assets(d)	1.34%	1.34%	1.34%	1.34%	1.35%

Ratio of total expenses to average net assets(d)	1.37%	1.38%	1.40%	1.39%	1.39%

Ratio of net investment income (loss) to average net assets(b)	(0.20)%	0.18%	0.08%	0.39%	0.57%

Portfolio turnover rate(e)	29%	85%	59%	38%	26%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Strategy Portfolio
	Institutional Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$15.81	$13.37	$12.69	$12.90	$12.88

Net investment income(a)(b)	0.19	0.22	0.17	0.22	0.24

Net realized and unrealized gain (loss)	(1.87)	2.66	0.69	(0.17)	0.12

Total from investment operations	(1.68)	2.88	0.86	0.05	0.36

Distributions to shareholders from net investment income	(0.41)	(0.44)	(0.18)	(0.26)	(0.34)

Net asset value, end of year	$13.72	$15.81	$13.37	$12.69	$12.90

Total return(c)	(10.65)%	21.53%	6.76%	0.35%	2.76%

Net assets, end of year (in 000s)	$247,863	$455,902	$335,237	$303,237	$267,677

Ratio of net expenses to average net assets(d)	0.20%	0.20%	0.19%	0.19%	0.20%

Ratio of total expenses to average net assets(d)	0.23%	0.24%	0.25%	0.23%	0.24%

Ratio of net investment income to average net assets(b)	1.22%	1.46%	1.33%	1.68%	1.84%

Portfolio turnover rate(e)	29%	85%	59%	38%	26%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Strategy Portfolio
	Service Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$15.77	$13.35	$12.67	$12.88	$12.84

Net investment income(a)(b)	0.15	0.15	0.10	0.14	0.15

Net realized and unrealized gain (loss)	(1.90)	2.64	0.69	(0.16)	0.15

Total from investment operations	(1.75)	2.79	0.79	(0.02)	0.30

Distributions to shareholders from net investment income	(0.33)	(0.37)	(0.11)	(0.19)	(0.26)

Net asset value, end of year	$13.69	$15.77	$13.35	$12.67	$12.88

Total return(c)	(11.06)%	20.88%	6.26%	(0.17)%	2.32%

Net assets, end of year (in 000s)	$2,252	$2,888	$2,237	$2,135	$2,509

Ratio of net expenses to average net assets(d)	0.70%	0.70%	0.69%	0.69%	0.70%

Ratio of total expenses to average net assets(d)	0.73%	0.74%	0.75%	0.74%	0.74%

Ratio of net investment income to average net assets(b)	0.96%	1.00%	0.81%	1.09%	1.11%

Portfolio turnover rate(e)	29%	85%	59%	38%	26%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Strategy Portfolio
	Investor Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$15.59	$13.20	$12.52	$12.73	$12.72

Net investment income(a)(b)	0.18	0.23	0.15	0.19	0.25

Net realized and unrealized gain (loss)	(1.86)	2.58	0.69	(0.16)	0.08

Total from investment operations	(1.68)	2.81	0.84	0.03	0.33

Distributions to shareholders from net investment income	(0.38)	(0.42)	(0.16)	(0.24)	(0.32)

Net asset value, end of year	$13.53	$15.59	$13.20	$12.52	$12.73

Total return(c)	(10.74)%	21.30%	6.70%	0.20%	2.58%

Net assets, end of year (in 000s)	$6,477	$8,008	$4,352	$4,114	$4,496

Ratio of net expenses to average net assets(d)	0.33%	0.34%	0.34%	0.34%	0.35%

Ratio of total expenses to average net assets(d)	0.37%	0.39%	0.40%	0.39%	0.39%

Ratio of net investment income to average net assets(b)	1.14%	1.54%	1.18%	1.50%	1.92%

Portfolio turnover rate(e)	29%	85%	59%	38%	26%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout The Period

	Goldman Sachs Growth Strategy Portfolio
	Class P Shares
	Period Ended December 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$15.96

Net investment income(b)(c)	0.28

Net realized and unrealized loss	(2.10)

Total from investment operations	(1.82)

Distributions to shareholders from net investment income	(0.42)

Net asset value, end of period	$13.72

Total return(d)	(11.39)%

Net assets, end of year (in 000s)	$148,866

Ratio of net expenses to average net assets(e)	0.19	%(f)

Ratio of total expenses to average net assets(e)	0.22	%(f)

Ratio of net investment income to average net assets(c)	2.56	%(f)

Portfolio turnover rate(g)	29%

(a)	Class P Shares commenced operations April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Strategy Portfolio
	Class R Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$15.42	$13.08	$12.41	$12.62	$12.59

Net investment income(a)(b)	0.14	0.16	0.08	0.12	0.11

Net realized and unrealized gain (loss)	(1.87)	2.54	0.69	(0.16)	0.15

Total from investment operations	(1.73)	2.70	0.77	(0.04)	0.26

Distributions to shareholders from net investment income	(0.32)	(0.36)	(0.10)	(0.17)	(0.23)

Net asset value, end of year	$13.37	$15.42	$13.08	$12.41	$12.62

Total return(c)	(11.18)%	20.67%	6.16%	(0.31)%	2.06%

Net assets, end of year (in 000s)	$5,475	$6,334	$2,548	$2,323	$2,461

Ratio of net expenses to average net assets(d)	0.84%	0.84%	0.84%	0.84%	0.85%

Ratio of total expenses to average net assets(d)	0.87%	0.89%	0.90%	0.89%	0.89%

Ratio of net investment income to average net assets(b)	0.90%	1.06%	0.65%	0.95%	0.84%

Portfolio turnover rate(e)	29%	85%	59%	38%	26%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Strategy Portfolio
	Class R6 Shares
	Year Ended December 31,			Period Ended December 31, 2015(a)
	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$15.81	$13.37	$12.68	$13.44

Net investment income(b)(c)	0.39	0.17	0.17	0.18

Net realized and unrealized gain (loss)	(2.06)	2.71	0.70	(0.68)

Total from investment operations	(1.67)	2.88	0.87	(0.50)

Distributions to shareholders from net investment income	(0.42)	(0.44)	(0.18)	(0.26)

Net asset value, end of year	$13.72	$15.81	$13.37	$12.68

Total return(d)	(10.55)%	21.51%	6.76%	(3.66)%

Net assets, end of year (in 000s)	$6,603	$964	$10	$10

Ratio of net expenses to average net assets(e)	0.19%	0.18%	0.19%	0.21	%(f)

Ratio of total expenses to average net assets(e)	0.22%	0.23%	0.25%	0.25	%(f)

Ratio of net investment income to average net assets(c)	2.54%	1.12%	1.33%	3.22	%(f)

Portfolio turnover rate(g)	29%	85%	59%	38%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Satellite Strategies Portfolio
	Class A Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$8.45	$7.64	$7.45	$7.89	$8.16

Net investment income(a)(b)	0.19	0.20	0.20	0.19	0.21

Net realized and unrealized gain (loss)	(1.06)	0.88	0.24	(0.44)	(0.23)

Total from investment operations	(0.87)	1.08	0.44	(0.25)	(0.02)

Distributions to shareholders from net investment income	(0.20)	(0.27)	(0.25)	(0.19)	(0.21)

Distributions to shareholders from net realized gains	—	—	—	—	(0.04)

Distributions to shareholders from return of capital	—	—	0.00 (c)	—	—

Total distributions	(0.20)	(0.27)	(0.25)	(0.19)	(0.25)

Net asset value, end of year	$7.38	$8.45	$7.64	$7.45	$7.89

Total return(d)	(10.39)%	14.28%	5.92%	(3.24)%	(0.28)%

Net assets, end of year (in 000s)	$39,384	$53,090	$84,529	$118,345	$177,204

Ratio of net expenses to average net assets(e)	0.56%	0.57%	0.57%	0.57%	0.58%

Ratio of total expenses to average net assets(e)	0.61%	0.61%	0.61%	0.60%	0.60%

Ratio of net investment income to average net assets(b)	2.35%	2.42%	2.62%	2.43%	2.50%

Portfolio turnover rate(f)	17%	57%	22%	22%	20%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Satellite Strategies Portfolio
	Class C Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$8.40	$7.60	$7.41	$7.84	$8.12

Net investment income(a)(b)	0.12	0.14	0.15	0.13	0.15

Net realized and unrealized gain (loss)	(1.04)	0.87	0.23	(0.43)	(0.24)

Total from investment operations	(0.92)	1.01	0.38	(0.30)	(0.09)

Distributions to shareholders from net investment income	(0.14)	(0.21)	(0.19)	(0.13)	(0.15)

Distributions to shareholders from net realized gains	—	—	—	—	(0.04)

Distributions to shareholders from return of capital	—	—	0.00 (c)	—	—

Total distributions	(0.14)	(0.21)	(0.19)	(0.13)	(0.19)

Net asset value, end of year	$7.34	$8.40	$7.60	$7.41	$7.84

Total return(d)	(11.07)%	13.37%	5.17%	(3.89)%	(1.16)%

Net assets, end of year (in 000s)	$28,041	$44,710	$53,575	$68,765	$102,605

Ratio of net expenses to average net assets(e)	1.31%	1.32%	1.32%	1.32%	1.33%

Ratio of total expenses to average net assets(e)	1.36%	1.36%	1.36%	1.35%	1.35%

Ratio of net investment income to average net assets(b)	1.53%	1.78%	1.94%	1.66%	1.79%

Portfolio turnover rate(f)	17%	57%	22%	22%	20%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Satellite Strategies Portfolio
	Institutional Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$8.43	$7.62	$7.43	$7.87	$8.15

Net investment income(a)(b)	0.21	0.24	0.23	0.23	0.25

Net realized and unrealized gain (loss)	(1.05)	0.88	0.24	(0.45)	(0.24)

Total from investment operations	(0.84)	1.12	0.47	(0.22)	0.01

Distributions to shareholders from net investment income	(0.23)	(0.31)	(0.28)	(0.22)	(0.25)

Distributions to shareholders from net realized gains	—	—	—	—	(0.04)

Distributions to shareholders from return of capital	—	—	0.00 (c)	—	—

Total distributions	(0.23)	(0.31)	(0.28)	(0.22)	(0.29)

Net asset value, end of year	$7.36	$8.43	$7.62	$7.43	$7.87

Total return(d)	(10.06)%	14.80%	6.38%	(2.84)%	—	%(c)

Net assets, end of year (in 000s)	$260,987	$488,118	$509,681	$655,268	$833,657

Ratio of net expenses to average net assets(e)	0.17%	0.17%	0.17%	0.17%	0.18%

Ratio of total expenses to average net assets(e)	0.22%	0.22%	0.21%	0.20%	0.20%

Ratio of net investment income to average net assets(b)	2.62%	2.96%	3.08%	2.85%	2.97%

Portfolio turnover rate(f)	17%	57%	22%	22%	20%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Satellite Strategies Portfolio
	Service Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$8.43	$7.63	$7.43	$7.84	$8.12

Net investment income(a)(b)	0.18	0.20	0.18	0.14	0.19

Net realized and unrealized gain (loss)	(1.05)	0.86	0.26	(0.40)	(0.22)

Total from investment operations	(0.87)	1.06	0.44	(0.26)	(0.03)

Distributions to shareholders from net investment income	(0.19)	(0.26)	(0.24)	(0.15)	(0.21)

Distributions to shareholders from net realized gains	—	—	—	—	(0.04)

Distributions to shareholders from return of capital	—	—	0.00 (c)	—	—

Total distributions	(0.19)	(0.26)	(0.24)	(0.15)	(0.25)

Net asset value, end of year	$7.37	$8.43	$7.63	$7.43	$7.84

Total return(d)	(10.41)%	14.06%	5.92%	(3.32)%	(0.39)%

Net assets, end of year (in 000s)	$243	$350	$408	$988	$14,085

Ratio of net expenses to average net assets(e)	0.67%	0.67%	0.67%	0.67%	0.68%

Ratio of total expenses to average net assets(e)	0.72%	0.72%	0.71%	0.70%	0.70%

Ratio of net investment income to average net assets(b)	2.20%	2.41%	2.40%	1.81%	2.30%

Portfolio turnover rate(f)	17%	57%	22%	22%	20%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Satellite Strategies Portfolio
	Investor Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$8.43	$7.62	$7.43	$7.87	$8.15

Net investment income(a)(b)	0.20	0.22	0.23	0.21	0.23

Net realized and unrealized gain (loss)	(1.05)	0.88	0.23	(0.44)	(0.24)

Total from investment operations	(0.85)	1.10	0.46	(0.23)	(0.01)

Distributions to shareholders from net investment income	(0.22)	(0.29)	(0.27)	(0.21)	(0.23)

Distributions to shareholders from net realized gains	—	—	—	—	(0.04)

Distributions to shareholders from return of capital	—	—	0.00 (c)	—	—

Total distributions	(0.22)	(0.29)	(0.27)	(0.21)	(0.27)

Net asset value, end of year	$7.36	$8.43	$7.62	$7.43	$7.87

Total return(d)	(10.19)%	14.62%	6.22%	(2.99)%	(0.15)%

Net assets, end of year (in 000s)	$27,782	$46,011	$58,740	$67,547	$86,018

Ratio of net expenses to average net assets(e)	0.31%	0.32%	0.32%	0.32%	0.33%

Ratio of total expenses to average net assets(e)	0.36%	0.36%	0.36%	0.35%	0.35%

Ratio of net investment income to average net assets(b)	2.53%	2.74%	3.02%	2.69%	2.78%

Portfolio turnover rate(f)	17%	57%	22%	22%	20%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout The Period

	Goldman Sachs Satellite Strategies Portfolio
	Class P Shares
	Period Ended December 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$8.37

Net investment income(b)(c)	0.20

Net realized and unrealized loss	(1.01)

Total from investment operations	(0.81)

Distributions to shareholders from net investment income	(0.19)

Net asset value, end of period	$7.37

Total return(d)	(9.76)%

Net assets, end of year (in 000s)	$2,902

Ratio of net expenses to average net assets(e)	0.16	%(f)

Ratio of total expenses to average net assets(e)	0.22	%(f)

Ratio of net investment income to average net assets(c)	3.51	%(f)

Portfolio turnover rate(g)	17%

(a)	Class P Shares commenced operations April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Satellite Strategies Portfolio
	Class R Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$8.41	$7.61	$7.42	$7.86	$8.13

Net investment income(a)(b)	0.17	0.19	0.19	0.18	0.18

Net realized and unrealized gain (loss)	(1.05)	0.86	0.23	(0.45)	(0.22)

Total from investment operations	(0.88)	1.05	0.42	(0.27)	(0.04)

Distributions to shareholders from net investment income	(0.18)	(0.25)	(0.23)	(0.17)	(0.19)

Distributions to shareholders from net realized gains	—	—	—	—	(0.04)

Distributions to shareholders from return of capital	—	—	0.00 (c)	—	—

Total distributions	(0.18)	(0.25)	(0.23)	(0.17)	(0.23)

Net asset value, end of year	$7.35	$8.41	$7.61	$7.42	$7.86

Total return(d)	(10.56)%	13.94%	5.71%	(3.49)%	(0.54)%

Net assets, end of year (in 000s)	$1,955	$2,645	$2,788	$3,119	$3,495

Ratio of net expenses to average net assets(e)	0.81%	0.82%	0.82%	0.82%	0.83%

Ratio of total expenses to average net assets(e)	0.86%	0.86%	0.86%	0.85%	0.85%

Ratio of net investment income to average net assets(b)	2.09%	2.33%	2.49%	2.24%	2.23%

Portfolio turnover rate(f)	17%	57%	22%	22%	20%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Satellite Strategies Portfolio
	Class R6 Shares
	Year Ended December 31,			Period Ended December 31, 2015(a)
	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$8.43	$7.63	$7.44	$7.91

Net investment income(b)(c)	0.23	0.25	0.63	0.11

Net realized and unrealized gain (loss)	(1.07)	0.86	(0.15)	(0.46)

Total from investment operations	(0.84)	1.11	0.48	(0.35)

Distributions to shareholders from net investment income	(0.23)	(0.31)	(0.28)	(0.12)

Distributions to shareholder from return of capital	—	—	(0.01)	—

Total distributions	(0.23)	(0.31)	(0.29)	(0.12)

Net asset value, end of year	$7.36	$8.43	$7.63	$7.44

Total return(d)	(10.04)%	14.66%	6.40%	(4.43)%

Net assets, end of year (in 000s)	$44,046	$40,326	$33,805	$10

Ratio of net expenses to average net assets(e)	0.16%	0.16%	0.15%	0.15	%(f)

Ratio of total expenses to average net assets(e)	0.22%	0.20%	0.17%	0.18	%(f)

Ratio of net investment income to average net assets(c)	2.88%	3.09%	8.15%	3.58	%(f)

Portfolio turnover rate(g)	17%	57%	22%	22%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements

December 31, 2018

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Portfolios” or individually a “Portfolio”), along with their corresponding share classes and respective diversification status under the Act:

Portfolio	Share Classes Offered	Diversified/ Non-diversified
All Portfolios	A, C, Institutional, Service, Investor, P*, R, R6	Diversified

*	Commenced operations on April 17, 2018.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Portfolios pursuant to a management agreement (the “Agreement”) with the Trust.

The Portfolios are expected to invest primarily in a combination of domestic and international equity and fixed income underlying funds (“Underlying Funds”) which are registered under the Act, for which GSAM or Goldman Sachs Asset Management International (“GSAMI”), also an affiliate of Goldman Sachs, act as investment advisers.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The valuation policy of the Portfolios and Underlying Funds is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Portfolios may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Income distributions are recognized as capital gains or income in the financial statements in accordance with the character that is distributed.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Portfolio are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Portfolio are charged to that Portfolio, while such expenses incurred by the Trust are allocated across the applicable Portfolios on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds (“Underlying Funds”). Because the Underlying Funds have varied expense and fee

100

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2. SIGNIFICANT ACCOUNTING POLICIES (continued)

levels and the Portfolios may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.

D.  Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Portfolio is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Portfolio	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Balanced Strategy, Growth and Income Strategy and Satellite Strategies	Quarterly	Annually
Equity Growth Strategy and Growth Strategy	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Portfolios’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Portfolios are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Portfolios’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

101

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Notes to Financial Statements (continued)

December 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Portfolios’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolios, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolios’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of either the Class R6 Shares or the Institutional Shares on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Portfolios invest in Underlying Funds that fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Portfolio enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Portfolio agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Portfolio deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Portfolio equal to

102

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Portfolio and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Portfolio, if any, is noted in the Schedules of Investments.

iii.  Options — When a Portfolio writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Portfolio, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Portfolio and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Portfolio and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Portfolio is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Portfolio’s investment in credit default swaps may involve greater risks than if the Portfolio had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Portfolio buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Portfolio, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Portfolio may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Portfolio generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Portfolio sells protection through a credit default swap, a Portfolio could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Portfolio, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Portfolio may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Portfolio is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts

103

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Notes to Financial Statements (continued)

December 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

received from a settlement of a credit default swap for the same reference security or obligation where a Portfolio bought credit protection.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolios’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Portfolio’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Portfolios’ investments and derivatives classified in the fair value hierarchy as of December 31, 2018:

BALANCED STRATEGY PORTFOLIO

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Funds

Dynamic	$59,325,923	$—	$—

Equity	114,567,092	—	—

Exchange Traded Funds	74,929,629	—	—

Fixed Income	165,396,218	—	—

Investment Companies	35,520,536	—	—

Total	$449,739,398	$—	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$91,947	$—

Futures Contracts(a)	889,653	—	—

Options Purchased	3,212,744	—	—

Total	$4,102,397	$91,947	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(281,096)	$—

Futures Contracts(a)	(1,038,146)	—	—

Written Option Contracts	(520,935)	—	—

Total	$(1,559,081)	$(281,096)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

EQUITY GROWTH STRATEGY PORTFOLIO

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Funds

Equity	$210,703,906	$—	$—

Exchange Traded Funds	65,567,084	—	—

Investment Companies	14,100,865	—	—

Total	$290,371,855	$—	$—

Derivative Type

Assets

Options Purchased	$—	$3,318	$—

Liabilities(a)

Futures Contracts	$(138,517)	$—	$—

GROWTH AND INCOME STRATEGY PORTFOLIO

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Funds

Dynamic	$111,086,361	$—	$—

Equity	363,374,922	—	—

Exchange Traded Funds	156,755,371	—	—

Fixed Income	136,713,518	—	—

Investment Companies	62,090,914	—	—

Total	$830,021,086	$—	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$176,487	$—

Futures Contracts(a)	2,059,098	—	—

Options Purchased	8,394,619	—	—

Total	$10,453,717	$176,487	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(544,000)	$—

Futures Contracts(a)	(2,267,245)	—	—

Written Option Contracts	(1,183,943)	—	—

Total	$(3,451,188)	$(544,000)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

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Notes to Financial Statements (continued)

December 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GROWTH STRATEGY PORTFOLIO

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Funds

Dynamic	$78,240,162	$—	$—

Equity	439,731,711	—	—

Exchange Traded Funds	147,808,162	—	—

Fixed Income	27,974,791	—	—

Investment Companies	42,035,058	—	—

Total	$735,789,884	$—	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$214,711	$—

Futures Contracts(a)	2,522,984	—	—

Options Purchased	11,386,838	—	—

Total	$13,909,822	$214,711	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(499,845)	$—

Futures Contracts(a)	(1,918,328)	—	—

Written Option Contracts	(295,823)	—	—

Total	$(2,214,151)	$(499,845)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

SATELLITE STRATEGIES PORTFOLIO

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Funds

Equity	$223,081,448	$—	$—

Exchange Traded Funds	17,132,286	—	—

Fixed Income	161,963,429	—	—

Total	$402,177,163	$—	$—

For further information regarding security characteristics, see the Schedules of Investments.

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4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2018. These instruments were used as part of the Portfolios’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Portfolios’ net exposure.

Balanced Strategy Portfolio
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest	Variation margin on future contracts; Purchased options, at value	$4,102,397	(a)	Variation margin on future contracts	$(301,953)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	91,947		Payable for unrealized loss on forward foreign currency contracts	(281,096)
Equity	—	—		Variation margin on future contracts; Written options, at value	(1,257,128)	(a)
Total		$4,194,344			$(1,840,177)

Equity Growth Strategy Portfolio
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest	Purchased options, at value	$3,318		—	$—
Equity	—	—		Variation margin on future contracts	(138,517)	(a)
Total		$3,318			$(138,517)

Growth and Income Strategy Portfolio
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest	Variation margin on future contracts; Purchased options, at value	$10,453,717	(a)	Variation margin on future contracts	$(677,355)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	176,487		Payable for unrealized loss on forward foreign currency contracts	(544,000)
Equity	—	—		Variation margin on future contracts; Written options, at value	(2,773,833)	(a)
Total		$10,630,204			$(3,995,188)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of December 31, 2018 is reported within the Statements of Assets and Liabilities.

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Notes to Financial Statements (continued)

December 31, 2018

4. INVESTMENTS IN DERIVATIVES (continued)

Growth Strategy Portfolio
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest	Variation margin on future contracts; Purchased Options, at value	$13,909,822	(a)	Variation margin on future contracts	$(820,171)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	214,711		Payable for unrealized loss on forward foreign currency contracts	(499,845)
Equity	—	—		Variation margin on future contracts; Written options, at value	(1,393,980)	(a)
Total		$14,124,533			$(2,713,996)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of December 31, 2018 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Portfolios’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2018. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Balanced Strategy Portfolio
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest	Net realized gain (loss) from purchased options and futures contracts /Net change in unrealized gain (loss) on purchased options and futures contracts	$(2,370,273)	$246,354	1,040
Credit	Net realized gain (loss) from swaps contracts	132	—	1
Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	4,941	(1,388,476)	278
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	1,736,697	(189,149)	11
Total		$(628,503)	$(1,331,271)	1,330

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2018.

Equity Growth Strategy Portfolio
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest	Net change in unrealized gain (loss) on purchased options	$—	$(29,392)	1
Equity	Net realized gain (loss) from futures contracts, Purchased options and written options/Net change in unrealized gain (loss) on futures contracts, Purchased options and written options	(766,985)	(402,281)	418
Total		$(766,985)	$(431,673)	419

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4. INVESTMENTS IN DERIVATIVES (continued)

Growth and Income Portfolio
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest	Net realized gain (loss) from purchased options and futures contracts /Net change in unrealized gain (loss) on purchased options and futures contracts	$(4,863,721)	$972,893	2,375
Credit	Net realized gain (loss) from swaps contracts	291	—	1
Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	1,446	(2,813,343)	498
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	3,556,665	(367,513)	8
Total		$(1,305,319)	$(2,207,963)	2,882

Growth Strategy Portfolio
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest	Net realized gain (loss) from futures contracts and purchased options /Net change in unrealized gain (loss) on futures contracts and purchased options	$(6,947,754)	$1,911,269	3,108
Credit	Net realized gain (loss) from swaps contracts	268	—	1
Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	409,132	(2,221,066)	463
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	3,508,755	(285,134)	11
Total		$(3,029,599)	$(594,931)	3,583

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2018.

In order to better define its contractual rights and to secure rights that will help a Portfolio mitigate its counterparty risk, a Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Portfolio and the counterparty. Additionally, a Portfolio may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2018

4. INVESTMENTS IN DERIVATIVES (continued)

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Portfolio, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance. A Portfolio attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of average daily net assets of 0.124% for the Satellite Strategies Portfolio and 0.15% for each of the other Portfolios.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each Portfolio, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Portfolios, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each Portfolio, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Portfolios, as set forth below.

The Trust, on behalf of Service Shares of each Portfolio, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Portfolios, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution and/or Service Plan	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. For the fiscal year ended December 31, 2018, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Portfolio	Class A	Class C
Balanced Strategy	$9,929	$643
Equity Growth Strategy	9,395	897
Growth and Income Strategy	20,064	1,352
Growth Strategy	16,357	1,124
Satellite Strategies	2,435	13

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each Portfolio, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% the average daily net assets attributable to Class C or Service Shares of the Portfolios, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolios for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Portfolios (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets are 0.01% for the Satellite Strategies Portfolio and 0.004% for each other Portfolio. These Other Expense limitations will remain in place through at least April 30, 2019, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Portfolios have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Portfolios’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

111

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2018

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended December 31, 2018, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Portfolio	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions
Balanced Strategy	$389	$246,727	$247,116
Equity Growth Strategy	498	252,185	252,683
Growth and Income Strategy	734	281,919	282,653
Growth Strategy	1,271	301,940	303,211
Satellite Strategies	199	275,162	275,361

G.  Line of Credit Facility — As of December 31, 2018, the Portfolios participated in a $770,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2018, the Portfolios did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — The Portfolios invest primarily in the Class R6 Shares of the Underlying Funds. These Underlying Funds are considered to be affiliated with the Portfolios. During the fiscal year ended December 31, 2018, the Portfolios converted Institutional Shares of the Underlying Funds (except ETFs) to Class R6 Shares. The tables below show the transactions in and earnings from investments in these Underlying Funds for the fiscal year ended December 31, 2018 (in thousands):

Balanced Strategy Portfolio
Underlying Funds	Market Value as of 12/31/2017	Purchases at Cost		Proceeds from Sales		Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value as of 12/31/2018	Shares as of 12/31/2018	Dividend Income	Capital Gain Distributions
Goldman Sachs Access High Yield Corporate Bond ETF	$—	$13,564		$(1,297)		$(21)	$(650)	$11,596	252	$437	$—
Goldman Sachs Access Investment Grade Corporate Bond ETF	—	29,083		(4,464)		(29)	(298)	24,292	514	613	—
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	11,521	1,002		(6,004)		858	(1,959)	5,418	180	119	—
Goldman Sachs ActiveBeta International Equity ETF	—	16,735		—		—	(2,863)	13,872	547	327	—
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	8,303	15,373		(2,713)		460	(1,672)	19,751	393	308	—
Goldman Sachs Alternative Premia Fund — Institutional Shares	20,797	1,500		(26,035	)(a)	—	3,738	—		—	—
Goldman Sachs Alternative Premia Fund — Class R6 Shares	—	26,419	(a)	(13,760)		(2,517)	(2,722)	7,420	917	—	383

112

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Balanced Strategy Portfolio (continued)
Underlying Funds	Market Value as of 12/31/2017	Purchases at Cost		Proceeds from Sales		Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value as of 12/31/2018	Shares as of 12/31/2018	Dividend Income	Capital Gain Distributions
Goldman Sachs Core Fixed Income Fund — Institutional Shares	$6,669	$1,015		$(7,679	)(b)		$(5)	$—	—	$20	$—
Goldman Sachs Core Fixed Income Fund — Class R6 Shares		7,735	(b)	(7,468)		$(267)		—	—	51	—
Goldman Sachs Emerging Markets Debt Fund — Institutional Shares	23,027	2,060		(25,259	)(c)	—	172	—		78	—
Goldman Sachs Emerging Markets Debt Fund — Class R6 Shares	—	47,677	(c)	(7,050)		(221)	(3,976)	36,430	3,196	1,549	—
Goldman Sachs Emerging Markets Equity Insights Fund — Institutional Shares	40,727	1,500		(36,689	)(d)	—	(5,538)	—		—	—
Goldman Sachs Emerging Markets Equity Insights Fund — Class R6 Shares	—	50,223	(d)	(17,793)		1,037	(3,717)	29,750	3,385	590	—
Goldman Sachs Global Income Fund — Institutional Shares	159,446	14,615		(183,669	)(e)	—	9,608	—		211	—
Goldman Sachs Global Income Fund — Class R6 Shares	—	190,559	(e)	(78,650)		(2,437)	(9,781)	99,691	8,259	1,844	—
Goldman Sachs Global Infrastructure Fund — Institutional Shares	12,719	1,500		(14,004	)(f)	—	(215)	—		—	—
Goldman Sachs Global Infrastructure Fund — Class R6 Shares	—	14,231	(f)	(3,400)		(54)	(1,013)	9,764	1,008	227	—
Goldman Sachs Global Real Estate Securities Fund — Institutional Shares	13,179	1,499		(14,205	)(g)	—	(473)	—		—	—
Goldman Sachs Global Real Estate Securities Fund — Class R6 Shares	—	15,103	(g)	(2,000)		28	(659)	12,472	1,273	396	—
Goldman Sachs High Yield Fund — Institutional Shares	39,538	3,181		(42,257	)(h)	—	(462)	—	—	235	—
Goldman Sachs High Yield Fund — Class R6 Shares	—	43,339	(h)	(30,500)		(213)	(1,201)	11,425	1,914	1,029	—
Goldman Sachs International Equity Insights Fund — Institutional Shares	15,771	500		(14,370	)(i)	—	(1,901)	—		—	—
Goldman Sachs International Equity Insights Fund — Class R6 Shares	—	33,496	(i)	(2,700)		347	(3,687)	27,456	2,445	527	—
Goldman Sachs International Small Cap Insights Fund — Institutional Shares	14,583	1,000		(14,133	)(j)	—	(1,450)	—		—	—
Goldman Sachs International Small Cap Insights Fund — Class R6 Shares	—	14,216	(j)	(9,600)		1,386	(990)	5,012	491	84	—

113

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2018

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Balanced Strategy Portfolio (continued)
Underlying Funds	Market Value as of 12/31/2017	Purchases at Cost		Proceeds from Sales		Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value as of 12/31/2018	Shares as of 12/31/2018	Dividend Income	Capital Gain Distributions
Goldman Sachs Large Cap Growth Insights Fund — Institutional Shares	$20,959	$1,000		$(19,917	)(k)	$—	$(2,042)	$—		$—	$—
Goldman Sachs Large Cap Growth Insights Fund — Class R6 Shares	—	26,803	(k)	(16,749)		2,567	(1,057)	11,564	430	73	813
Goldman Sachs Large Cap Value Insights Fund — Institutional Shares	21,646	751		(19,201	)(l)	—	(3,196)	—		—	—
Goldman Sachs Large Cap Value Insights Fund — Class R6 Shares	—	25,533	(l)	(17,000)		2,862	(874)	10,521	563	175	457
Goldman Sachs Local Emerging Markets Debt Fund — Institutional Shares	5,380	23		(7,422	)(m)	—	2,019	—		29	—
Goldman Sachs Local Emerging Markets Debt Fund — Class R6 Shares	—	23,957	(m)	(1,800)		(147)	(4,160)	17,850	3,182	730	—
Goldman Sachs Managed Futures Strategy Fund — Institutional Shares	24,675	2,000		(26,830	)(n)	86	69	—		—	—
Goldman Sachs Managed Futures Strategy Fund — Class R6 Shares	—	20,156	(n)	(3,300)		(75)	(658)	16,123	1,567	—	26
Goldman Sachs Small Cap Equity Insights Fund — Institutional Shares	4,015	750		(4,234	)(o)	—	(531)	—		—	—
Goldman Sachs Small Cap Equity Insights Fund — Class R6 Shares	—	11,517	(o)	(2,800)		621	(1,308)	8,030	359	19	413
Goldman Sachs Tactical Exposure Fund — Institutional Shares	50,691	5,000		(56,447	)(p)	—	756	—		—	—
Goldman Sachs Tactical Exposure Fund — Class R6 Shares	—	58,109	(p)	(17,900)		(1,017)	(3,410)	35,782	3,924	446	367

Total	$493,646	$722,724		$(759,299)		$3,254	$(46,106)	$414,219		$10,117	$2,459

(a)	Amounts include $26,035 for conversion of Institutional Shares to Class R6 Shares.
(b)	Amounts include $7,679 for conversion of Institutional Shares to Class R6 Shares.
(c)	Amounts include $25,259 for conversion of Institutional Shares to Class R6 Shares.
(d)	Amounts include $36,689 for conversion of Institutional Shares to Class R6 Shares.
(e)	Amounts include $183,669 for conversion of Institutional Shares to Class R6 Shares.
(f)	Amounts include $14,004 for conversion of Institutional Shares to Class R6 Shares.
(g)	Amounts include $14,205 for conversion of Institutional Shares to Class R6 Shares.
(h)	Amounts include $42,257 for conversion of Institutional Shares to Class R6 Shares.
(i)	Amounts include $14,370 for conversion of Institutional Shares to Class R6 Shares.
(j)	Amounts include $14,132 for conversion of Institutional Shares to Class R6 Shares.
(k)	Amounts include $19,916 for conversion of Institutional Shares to Class R6 Shares.
(l)	Amounts include $19,201 for conversion of Institutional Shares to Class R6 Shares.
(m)	Amounts include $7,423 for conversion of Institutional Shares to Class R6 Shares.
(n)	Amounts include $20,130 for conversion of Institutional Shares to Class R6 Shares.
(o)	Amounts include $4,235 for conversion of Institutional Shares to Class R6 Shares.
(p)	Amounts include $56,449 for conversion of Institutional Shares to Class R6 Shares.

114

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Equity Growth Strategy Portfolio
Underlying Funds	Market Value as of 12/31/17	Purchases at Cost		Proceeds from Sales		Realized Gain Loss	Change In Unrealized Gain (Loss)	Market Value as of 12/31/18	Shares as of 12/31/2018	Dividend	Capital Gain Distributions
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	$26,347	$2,279		$(4,018)		$493	$(4,388)	$20,713	688	$447	$—
Goldman Sachs ActiveBeta International Equity ETF	21,758	—		(2,004)		184	(3,270)	16,668	657	452	—
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	35,516	—		(5,783)		806	(2,353)	28,186	560	562	—
Goldman Sachs Emerging Markets Equity Insights Fund — Institutional Shares	68,692	—		(59,928	)(a)	937	(9,701)	—	—	—	—
Goldman Sachs Emerging Markets Equity Insights Fund — Class R6 Shares	—	63,307	(a)	(22,900)		1,055	(3,372)	38,090	4,333	1,003	—
Goldman Sachs Global Real Estate Securities Fund — Institutional Shares	24,129	1,200		(24,322	)(b)	—	(1,007)	—	—	—	—
Goldman Sachs Global Real Estate Securities Fund — Class R6 Shares	—	24,943	(b)	(5,000)		5	(828)	19,120	1,951	622	—
Goldman Sachs International Small Cap Insights Fund — Institutional Shares	14,171	—		(10,803	)(c)	286	(3,654)	—	—	—	—
Goldman Sachs International Small Cap Insights Fund — Class R6 Shares	—	11,488	(c)	(1,200)		661	174	11,123	1,091	186	—
Goldman Sachs Large Cap Growth Insights Fund — Institutional Shares	45,432	—		(35,441	)(d)	477	(10,468)	—	—	—	—
Goldman Sachs Large Cap Growth Insights Fund — Class R6 Shares	—	42,937	(d)	(8,450)		2,674	2,544	39,705	1,475	293	3,154
Goldman Sachs Large Cap Value Insights Fund — Institutional Shares	44,846	—		(35,507	)(e)	—	(9,339)	—	—	—	—
Goldman Sachs Large Cap Value Insights Fund — Class R6 Shares	—	42,241	(e)	(6,600)		1,624	1,725	38,990	2,087	602	1,932
Goldman Sachs Small Cap Equity Insights Fund — Institutional Shares	22,716	—		(19,609	)(f)	—	(3,107)	—	—	—	—

115

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2018

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Equity Growth Strategy Portfolio (continued)
Underlying Funds	Market Value as of 12/31/17	Purchases at Cost		Proceeds from Sales		Realized Gain Loss	Change In Unrealized Gain (Loss)	Market Value as of 12/31/18	Shares as of 12/31/2018	Dividend	Capital Gain Distributions
Goldman Sachs Small Cap Equity Insights Fund — Class R6 Shares	$—	$22,336	(f)	$(5,400)		$1,531	$(760)	$17,707	792	$46	$982
Goldman Sachs International Equity Insights Fund — Institutional Shares	54,163	—		(43,176	)(g)	435	(11,422)	—	—	—	—
Goldman Sachs International Equity Insights Fund — Class R6 Shares	—	47,757	(g)	(4,028)		1,097	1,142	45,968	4,093	847

TOTAL	$357,770	$258,488		$(294,169)		$12,265	$(58,084)	$276,270		$5,060	$6,068

(a)	Amounts include $56,028 for conversion of Institutional Shares to Class R6 Shares.
(b)	Amounts include $24,322 for conversion of Institutional Shares to Class R6 Shares.
(c)	Amounts include $10,303 for conversion of Institutional Shares to Class R6 Shares.
(d)	Amounts include $33,991 for conversion of Institutional Shares to Class R6 Shares.
(e)	Amounts include $35,507 for conversion of Institutional Shares to Class R6 Shares.
(f)	Amounts include $19,609 for conversion of Institutional Shares to Class R6 Shares.
(g)	Amounts include $41,776 for conversion of Institutional Shares to Class R6 Shares.

Growth and Income Strategy Portfolio
Underlying Funds	Market Value as of 12/31/2017	Purchases at Cost		Proceeds from Sales		Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value as of 12/31/2018	Shares as of 12/31/2018	Dividend Income	Capital Gain Distributions
Goldman Sachs Access High Yield Corporate Bond ETF	$—	$10,064		$—		$—	$(534)	$9,530	207	$339	$—
Goldman Sachs Access Investment Grade Corporate Bond ETF	—	19,980		(2,634)		(29)	(210)	17,107	362	434	—
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	30,815	—		(4,024)		669	(4,849)	22,611	751	474	—
Goldman Sachs ActiveBeta International Equity ETF	18,789	33,849		—		—	(8,696)	43,942	1,733	1,087	—
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	50,824	25,454		(9,430)		1,607	(4,889)	63,566	1,264	1,089	—
Goldman Sachs Alternative Premia Fund — Class R6 Shares	—	49,453	(a)	(17,900)		(2,265)	(7,817)	21,471	2,654	—	1,193
Goldman Sachs Alternative Premia Fund — Institutional Shares	40,395	—		(47,160	)(a)	—	6,765	—	—	—	—
Goldman Sachs Emerging Markets Debt Fund — Class R6 Shares	—	55,270	(b)	(7,400)		(464)	(5,539)	41,867	3,673	2,006	—

116

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Growth and Income Strategy Portfolio (continued)
Underlying Funds	Market Value as of 12/31/2017	Purchases at Cost		Proceeds from Sales		Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value as of 12/31/2018	Shares as of 12/31/2018	Dividend Income	Capital Gain Distributions
Goldman Sachs Emerging Markets Debt Fund — Institutional Shares	$52,164	$1,129		$(53,226	)(b)	$—	$(67)	$—	—	$168	$—
Goldman Sachs Emerging Markets Equity Insights Fund — Class R6 Shares	—	122,636	(c)	(36,500)		1,142	(9,757)	77,521	8,819	1,801	—
Goldman Sachs Emerging Markets Equity Insights Fund — Institutional Shares	103,917	—		(91,033	)(c)	1,287	(14,171)	—	—	—	—
Goldman Sachs Global Income Fund — Class R6 Shares	—	103,521	(d)	(28,200)		(1,385)	(5,306)	68,630	5,686	1,228	—
Goldman Sachs Global Income Fund — Institutional Shares	90,866	6,091		(102,267	)(d)	—	5,310	—	—	116	—
Goldman Sachs Global Infrastructure Fund — Class R6 Shares	—	32,981	(e)	(2,500)		47	(2,730)	27,798	2,869	606	—
Goldman Sachs Global Infrastructure Fund — Institutional Shares	27,305	2,500		(29,275	)(e)	—	(530)	—	—	—	—
Goldman Sachs Global Real Estate Securities Fund — Class R6 Shares	—	39,815	(f)	(5,300)		105	(1,717)	32,903	3,357	1,005	—
Goldman Sachs Global Real Estate Securities Fund — Institutional Shares	27,293	1,000		(27,310	)(f)	—	(983)	—	—	—	—
Goldman Sachs High Yield Fund — Class R6 Shares	—	90,576	(g)	(79,300)		(1,531)	(957)	8,787	1,472	1,611	—
Goldman Sachs High Yield Fund — Institutional Shares	84,871	4,376		(88,853	)(g)	—	(394)	—	—	489	—
Goldman Sachs International Equity Insights Fund — Class R6 Shares	—	101,618	(h)	(4,382)		946	(7,810)	90,373	8,047	1,552	—
Goldman Sachs International Equity Insights Fund — Institutional Shares	63,789	—		(53,384	)(h)	—	(10,405)	—	—	—	—
Goldman Sachs International Small Cap Insights Fund — Class R6 Shares	—	28,570	(i)	(17,950)		3,140	(2,044)	11,716	1,149	195	—
Goldman Sachs International Small Cap Insights Fund — Institutional Shares	33,350	—		(29,875	)(i)	512	(3,987)	—	—	—	—
Goldman Sachs Large Cap Growth Insights Fund — Class R6 Shares	—	86,616	(j)	(38,550)		7,547	(3,424)	52,189	1,939	354	3,933
Goldman Sachs Large Cap Growth Insights Fund — Institutional Shares	72,892	—		(64,430	)(j)	—	(8,462)	—	—	—	—

117

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2018

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Growth and Income Strategy Portfolio (continued)
Underlying Funds	Market Value as of 12/31/2017	Purchases at Cost		Proceeds from Sales		Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value as of 12/31/2018	Shares as of 12/31/2018	Dividend Income	Capital Gain Distributions
Goldman Sachs Large Cap Value Insights Fund — Class R6 Shares	$—	$78,203	(k)	$(33,200)		$7,770	$(1,052)	$51,721	2,769	$784	$2,398
Goldman Sachs Large Cap Value Insights Fund — Institutional Shares	73,282	—		(59,521	)(k)	—	(13,761)	—	—	—	—
Goldman Sachs Local Emerging Markets Debt Fund — Class R6 Shares	—	20,937	(l)	(1,200)		(91)	(2,217)	17,429	3,107	765	—
Goldman Sachs Local Emerging Markets Debt Fund — Institutional Shares	9,458	41		(9,362	)(l)	—	(137)	—	—	52	—
Goldman Sachs Managed Futures Strategy Fund — Class R6 Shares	—	26,993	(m)	(3,700)		(105)	(777)	22,411	2,178	—	36
Goldman Sachs Managed Futures Strategy Fund — Institutional Shares	48,026	1,000		(48,956	)(m)	172	(242)	—	—	—	—
Goldman Sachs Small Cap Equity Insights Fund — Class R6 Shares	—	21,642	(n)	(1,500)		492	(1,481)	19,153	856	47	1,038
Goldman Sachs Small Cap Equity Insights Fund — Institutional Shares	13,440	—		(11,357	)(n)	—	(2,083)	—	—	—	—
Goldman Sachs Tactical Exposure Fund —Class R6 Shares	—	104,923	(o)	(29,500)		(1,816)	(6,402)	67,205	7,369	837	688
Goldman Sachs Tactical Exposure Fund —Institutional Shares	96,473	5,500		(103,398	)(o)	—	1,425	—	—	—	—

Total	$937,949	$1,074,738		$1,142,577		$17,750	$(119,930)	$767,930		$17,039	$9,286

(a)	Amounts include $47,160 for conversion of Institutional Shares to Class R6 Shares.
(b)	Amounts include $53,226 for conversion of Institutional Shares to Class R6 Shares.
(c)	Amounts include $86,036 for conversion of Institutional Shares to Class R6 Shares.
(d)	Amounts include $102,267 for conversion of Institutional Shares to Class R6 Shares.
(e)	Amounts include $29,275 for conversion of Institutional Shares to Class R6 Shares.
(f)	Amounts include $27,310 for conversion of Institutional Shares to Class R6 Shares.
(g)	Amounts include $88,853 for conversion of Institutional Shares to Class R6 Shares.
(h)	Amounts include $53,384 for conversion of Institutional Shares to Class R6 Shares.
(i)	Amounts include $28,375 for conversion of Institutional Shares to Class R6 Shares.
(j)	Amounts include $64,430 for conversion of Institutional Shares to Class R6 Shares.
(k)	Amounts include $59,521 for conversion of Institutional Shares to Class R6 Shares.
(l)	Amounts include $9,362 for conversion of Institutional Shares to Class R6 Shares.
(m)	Amounts include $26,956 for conversion of Institutional Shares to Class R6 Shares.
(n)	Amounts include $11,357 for conversion of Institutional Shares to Class R6 Shares.
(o)	Amounts include $103,398 for conversion of Institutional Shares to Class R6 Shares.

118

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Growth Strategy Portfolio
Underlying Funds	Market Value as of 12/31/2017	Purchases at Cost		Proceeds from Sales		Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value as of 12/31/2018	Shares as of 12/31/2018	Dividend Income	Capital Gain Distributions
Goldman Sachs Access High Yield Corporate Bond ETF	$—	$8,019		$—		$—	$(426)	$7,593	165	$271	$—
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	50,121	2,605		(9,985)		1,235	(8,089)	35,887	1,191	750	—
Goldman Sachs ActiveBeta International Equity ETF	12,983	38,852		—		—	(8,654)	43,181	1,703	1,053	—
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	65,800	6,953		(8,172)		1,317	(4,751)	61,147	1,216	1,186	—
Goldman Sachs Alternative Premia Fund — Class R6 Shares	—	45,080	(a)	(27,400)		(4,816)	(3,496)	9,368	1,158	—	557
Goldman Sachs Alternative Premia Fund — Institutional Shares	36,630	1,000		(43,522	)(a)	—	5,892	—	—	—	—
Goldman Sachs Emerging Markets Debt Fund —Class R6 Shares	—	20,731	(b)	(3,500)		(187)	(1,636)	15,408	1,352	689	—
Goldman Sachs Emerging Markets Debt Fund — Institutional Shares	8,956	1,022		(10,033	)(b)	—	55	—	—	32	—
Goldman Sachs Emerging Markets Equity Insights Fund — Class R6 Shares	—	165,697	(c)	(53,292)		823	(11,680)	101,548	11,553	2,568	—
Goldman Sachs Emerging Markets Equity Insights Fund — Institutional Shares	153,719	4,100		(138,037	)(c)	1,289	(21,071)	—	—	—	—
Goldman Sachs Global Infrastructure Fund — Class R6 Shares	—	24,949	(d)	(2,600)		(115)	(1,807)	20,427	2,108	439	—
Goldman Sachs Global Infrastructure Fund — Institutional Shares	13,261	—		(13,011	)(d)	—	(250)	—	—	—	—
Goldman Sachs Global Real Estate Securities Fund — Class R6 Shares	—	66,517	(e)	(10,000)		130	(2,646)	54,001	5,510	1,730	—
Goldman Sachs Global Real Estate Securities Fund — Institutional Shares	62,976	3,000		(63,588	)(e)	—	(2,388)	—	—	—	—
Goldman Sachs High Yield Fund — Class R6 Shares	—	40,446	(f)	(32,500)		(1,270)	(679)	5,997	1,005	798	—
Goldman Sachs High Yield Fund — Institutional Shares	36,442	2,669		(39,582	)(f)	—	471	—	—	237	—
Goldman Sachs International Equity Insights Fund — Class R6 Shares	—	101,298	(g)	(1,500)		323	(6,750)	93,371	8,314	1,791	—

119

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2018

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Growth Strategy Portfolio (continued)
Underlying Funds	Market Value as of 12/31/2017	Purchases at Cost		Proceeds from Sales		Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value as of 12/31/2018	Shares as of 12/31/2018	Dividend Income	Capital Gain Distributions
Goldman Sachs International Equity Insights Fund — Institutional Shares	$70,980	$1,500		$(61,109	)(g)	$—	$(11,371)	$—	—	$—	$—
Goldman Sachs International Small Cap Insights Fund — Class R6 Shares	—	40,407	(h)	(15,500)		3,121	(4,051)	23,977	2,351	400	—
Goldman Sachs International Small Cap Insights Fund — Institutional Shares	44,592	—		(40,007	)(h)	—	(4,585)	—	—	—	—
Goldman Sachs Large Cap Growth Insights Fund — Class R6 Shares	—	85,559	(i)	(38,400)		9,678	(2,919)	53,918	2,004	371	4,124
Goldman Sachs Large Cap Growth Insights Fund — Institutional Shares	80,396	1,000		(70,064	)(i)	572	(11,904)	—	—	—	—
Goldman Sachs Large Cap Value Insights Fund — Class R6 Shares	—	78,419	(j)	(34,000)		8,282	546	53,247	2,850	823	2,518
Goldman Sachs Large Cap Value Insights Fund — Institutional Shares	82,458	—		(66,277	)(j)	415	(16,596)	—	—	—	—
Goldman Sachs Local Emerging Markets Debt Fund — Class R6 Shares	—	7,217		—		—	(648)	6,569	1,171	217	—
Goldman Sachs Managed Futures Strategy Fund — Class R6 Shares	—	10,984	(k)	(1,200)		(16)	(357)	9,411	914	—	16
Goldman Sachs Managed Futures Strategy Fund — Institutional Shares	21,634	1,400		(22,968	)(k)	169	(235)	—	—	—	—
Goldman Sachs Small Cap Equity Insights Fund — Class R6 Shares	—	46,087	(l)	(5,000)		1,386	(3,231)	39,242	1,754	101	2,116
Goldman Sachs Small Cap Equity Insights Fund — Institutional Shares	31,801	1,000		(28,570	)(l)	—	(4,231)	—	—	—	—
Goldman Sachs Tactical Exposure Fund — Class R6 Shares	—	99,474	(m)	(32,499)		(1,848)	(5,664)	59,463	6,520	739	626
Goldman Sachs Tactical Exposure Fund — Institutional Shares	87,577	9,202		(98,106	)(m)	—	1,327	—	—	—	—

Total	$860,326	$915,187		$(970,422)		$20,488	$(131,824)	$693,755		$14,195	$9,957

(a)	Amounts include $43,522 for conversion of Institutional Shares to Class R6 Shares.
(b)	Amounts include $10,033 for conversion of Institutional Shares to Class R6 Shares.
(c)	Amounts include $133,037 for conversion of Institutional Shares to Class R6 Shares.
(d)	Amounts include $13,011 for conversion of Institutional Shares to Class R6 Shares.
(e)	Amounts include $63,588 for conversion of Institutional Shares to Class R6 Shares.
(f)	Amounts include $39,582 for conversion of Institutional Shares to Class R6 Shares.
(g)	Amounts include $61,109 for conversion of Institutional Shares to Class R6 Shares.
(h)	Amounts include $40,007 for conversion of Institutional Shares to Class R6 Shares.

120

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Growth Strategy Portfolio (continued)

(i)	Amounts include $68,064for conversion of Institutional Shares to Class R6 Shares.
(j)	Amounts include $64,777 for conversion of Institutional Shares to Class R6 Shares.
(k)	Amounts include $10,968 for conversion of Institutional Shares to Class R6 Shares.
(l)	Amounts include $28,570 for conversion of Institutional Shares to Class R6 Shares.
(m)	Amounts include $98,106 for conversion of Institutional Shares to Class R6 Shares.

Satellite Strategies Portfolio
Underlying Funds	Market Value as of 12/31/2017	Purchases at Cost		Proceeds from Sales		Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value as of 12/31/2018	Shares as of 12/31/2018	Dividend Income
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	$28,863	$913		$(8,851)		$766	$(4,559)	$17,132	569	$427
Goldman Sachs Emerging Markets Debt Fund — Class R6 Shares	—	112,486	(a)	(37,500)		(2,772)	(2,400)	69,814	6,124	3,783
Goldman Sachs Emerging Markets Debt Fund —Institutional Shares	107,833	3,263		(104,591	)(a)	—	(6,505)	—		375
Goldman Sachs Emerging Markets Equity Fund —Class R6 Shares	—	16,868	(b)	(6,000)		1,592	6,434	18,894	1,014	161
Goldman Sachs Emerging Markets Equity Fund —Institutional Shares	31,768	—		(18,005	)(b)	890	(14,653)	—		—
Goldman Sachs Emerging Markets Equity Insights Fund — Class R6 Shares	—	57,997	(c)	(28,400)		(919)	1,143	29,821	3,393	663
Goldman Sachs Emerging Markets Equity Insights Fund —Institutional Shares	64,247	—		(54,485	)(c)	1,974	(11,736)	—		—
Goldman Sachs Global Infrastructure Fund — Class R6 Shares	—	100,473	(d)	(39,850)		(1,029)	(4,876)	54,718	5,646	1,391
Goldman Sachs Global Infrastructure Fund — Institutional Shares	92,073	1,501		(91,632	)(d)	7	(1,949)	—		—
Goldman Sachs Global Real Estate Securities Fund — Class R6 Shares	—	116,624	(e)	(44,065)		2,276	(4,101)	70,734	7,218	1,869
Goldman Sachs Global Real Estate Securities Fund — Institutional Shares	113,373	—		(108,641	)(e)	16	(4,748)	—		—
Goldman Sachs High Yield Floating Rate Fund — Class R6 Shares	—	43,309	(f)	(17,150)		(375)	(1,337)	24,447	2,678	1,380
Goldman Sachs High Yield Floating Rate Fund — Institutional Shares	40,173	1,651		(41,872	)(f)	—	48	—		208
Goldman Sachs High Yield Fund —Class R6 Shares	—	89,577	(g)	(42,050)		(1,057)	391	46,861	7,849	2,558
Goldman Sachs High Yield Fund —Institutional Shares	77,645	339		(73,885	)(g)	—	(4,099)	—		475

121

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2018

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Satellite Strategies Portfolio (continued)
Underlying Funds	Market Value as of 12/31/2017	Purchases at Cost		Proceeds from Sales		Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value as of 12/31/2018	Shares as of 12/31/2018	Dividend Income
Goldman Sachs International Small Cap Insights Fund — Class R6 Shares	$—	$54,563	(h)	$(19,800)		$4,977	$9,176	$48,916	$4,796	$833
Goldman Sachs International Small Cap Insights Fund — Institutional Shares	81,805	—		(55,129	)(h)	1,096	(27,772)	—		—
Goldman Sachs Local Emerging Markets Debt Fund — Class R6 Shares	—	63,250	(i)	(34,550)		(5,801)	(2,059)	20,840	3,715	1,938
Goldman Sachs Local Emerging Markets Debt Fund — Institutional Shares	35,457	153		(36,757	)(i)	—	1,147	—		208

Total	$673,237	$662,967		$(863,213)		$1,641	$(72,455)	$402,177		$16,269

(a)	Amounts include $104,591 for conversion of Institutional Shares to Class R6 Shares.
(b)	Amounts include $15,705 for conversion of Institutional Shares to Class R6 Shares.
(c)	Amounts include $47,735 for conversion of Institutional Shares to Class R6 Shares.
(d)	Amounts include $91,132 for conversion of Institutional Shares to Class R6 Shares.
(e)	Amounts include $107,640 for conversion of Institutional Shares to Class R6 Shares.
(f)	Amounts include $41,872 for conversion of Institutional Shares to Class R6 Shares.
(g)	Amounts include $73,885 for conversion of Institutional Shares to Class R6 Shares
(h)	Amounts include $49,829 for conversion of Institutional Shares to Class R6 Shares.
(i)	Amounts include $36,759 for conversion of Institutional Shares to Class R6 Shares.

The table below shows the transactions in and earnings from investments in the Goldman Sachs Financial Square Government Fund for the fiscal year ended December 31, 2018 (in thousands):

Fund	Beginning Value as of 12/31/2017	Purchases at Cost	Proceeds from Sales	Ending Value as of 12/31/2018	Shares as of 12/31/2018	Dividend Income from Affiliated Investment Companies
Balanced Strategy Portfolio	$15,510	$180,855	$160,845	$35,521	35,521	$255
Equity Growth Portfolio	8,291	66,371	60,561	14,101	14,101	172
Growth and Income Portfolio	22,969	261,872	222,750	62,091	62,091	594
Growth Strategy Portfolio	24,841	217,643	200,449	42,035	42,035	382
Satellite Strategies Portfolio	1	32,230	32,231	—	—	7

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6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2018, were:

Portfolio	Purchases	Sales
Balanced Strategy	$218,664,844	$253,620,481
Equity Growth Strategy	36,956,395	73,320,416
Growth and Income Strategy	287,846,967	351,638,354
Growth Strategy	246,329,379	296,107,512
Satellite Strategies	93,820,329	293,451,143

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

	Balanced Strategy	Equity Growth Strategy	Growth and Income Strategy	Growth Strategy	Satellite Strategies
Distribution paid from:
Ordinary income	$13,022,236	$7,581,442	$24,175,740	$20,304,259	$14,828,656
Net long-term capital gains	7,197,331	—	—	—	—
Total taxable distributions	$20,219,567	$7,581,442	$24,175,740	$20,304,259	$14,828,656
Tax return of capital	$—	$—	—	$—	$—

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

	Balanced Strategy	Equity Growth Strategy	Growth and Income Strategy	Growth Strategy	Satellite Strategies
Distribution paid from:
Ordinary income	$20,983,609	$7,299,984	$24,167,531	$21,803,864	$24,622,607
Net long-term capital gains	663,135	—	—	—	—
Total taxable distributions	$21,646,744	$7,299,984	$24,167,531	$21,803,864	$24,622,607

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Notes to Financial Statements (continued)

December 31, 2018

7. TAX INFORMATION (continued)

As of December 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

	Balanced Strategy	Equity Growth Strategy	Growth and Income Strategy	Growth Strategy	Satellite Strategies
Undistributed ordinary income — net	$32,266	$71,721	$—	$—	$46,967
Undistributed long-term capital gains	—	—	—	—	—
Total undistributed earnings	$32,266	$71,721	$—	$—	$46,967
Capital loss carryforwards(1)
Perpetual Long-Term	—	—	—	—	(31,506,778)
Total capital loss carryforwards	$—	$—	$—	$—	$(31,506,778)
Timing differences (Qualified Late Year Loss Deferral/Post October Loss Deferral)	$(1,748,950)	$(364,596)	$(2,758,751)	$(1,059,221)	$(11,684,932)
Unrealized gains (losses) — net	(44,902,134)	(4,975,711)	(72,109,484)	(56,165,506)	(6,789,834)
Total accumulated earnings (losses) net	$(46,618,818)	$(5,268,586)	$(74,868,235)	$(57,224,727)	$(49,934,577)

(1)	The Equity Growth Strategy, Growth and Income Strategy and Growth Strategy Portfolios utilized $12,496,850, $16,468,549, $17,785,442, respectively, of capital losses in the current fiscal year. The Equity Growth Strategy, Growth and Income Strategy, Growth Strategy and Satellite Strategies Portfolios had capital loss carryforwards of $64,111,329, $171,139,087, $163,489,663 and $853,855, respectively, which expired in the current fiscal year.

As of December 31, 2018, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Balanced Strategy	Equity Growth Strategy	Growth and Income Strategy	Growth Strategy	Satellite Strategies
Tax Cost	$497,485,413	$295,222,275	$909,858,387	$803,646,941	$408,966,997
Gross unrealized gain	—	7,206,672	453,856	2,839,620	18,447,235
Gross unrealized loss	(44,902,134)	(12,182,383)	(72,563,340)	(59,005,126)	(25,237,069)
Net unrealized gains (losses)	$(44,902,134)	$(4,975,711)	$(72,109,484)	$(56,165,506)	$(6,789,834)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures and options contracts, net mark to market gains/(losses) on foreign currency contracts and differences in the tax treatment of underlying fund investments.

The Equity Growth Strategy, Growth and Income Strategy, Growth Strategy and Satellite Strategies Portfolios reclassed $64,111,329, $171,177,286, $163,520,052 and $853,855 from paid-in capital to distributable earnings, respectively. In order to present certain components of the Portfolios’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Portfolios’ accounts. These reclassifications have no impact on the net asset value of the Portfolios’ and result primarily from redemptions utilized as distributions, taxable overdistributions and expired capital loss carryforwards.

GSAM has reviewed the Portfolios’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Portfolios’ risks include, but are not limited to, the following:

Derivatives Risk — The Portfolios’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or

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8. OTHER RISKS (continued)

less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Portfolios. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Portfolios invest. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Portfolios have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Portfolios also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Investments in the Underlying Funds — The investments of a Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. A Portfolio is subject to the risk factors associated with the investments of the Underlying Funds in direct proportion to the amount of assets allocated to each. A Portfolio that has a relative concentration of its portfolio in a single Underlying Fund may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

Large Shareholder Transactions Risk — A Portfolio or an Underlying Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Portfolio or an Underlying Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Portfolio or an Underlying Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Portfolio or an Underlying Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s or the Underlying Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Portfolio’s or an Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the expense ratio of the Portfolio or the Underlying Fund. Similarly, large Portfolio or Underlying Fund share purchases may adversely affect a Portfolio’s or an Underlying Fund’s performance to the extent that the Portfolio or the Underlying Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Portfolio may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Portfolio will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Portfolio is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with a Portfolio’s investments in securities of issuers located in emerging market countries.

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Notes to Financial Statements (continued)

December 31, 2018

8. OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, a Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Portfolio may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio has unsettled or open transactions defaults.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

In September 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in the ASU modify fair value measurement disclosures. The amendments are effective for the Portfolios’ fiscal year beginning after December 15, 2019. GSAM is currently evaluating the impact, if any, of the amendments.

11. SUBSEQUENT EVENTS

Effective February 28, 2019 (the “Effective Date”), there will be changes to the Goldman Sachs Equity Growth Strategy Portfolio’s name and principal investment strategy. After the Effective Date, the Portfolio will reduce its investment allocation to underlying funds while increasing its allocation to derivative instruments to gain exposure to global equity asset classes. However, the Portfolio’s current investment objective to seek long-term capital appreciation will not change. After the close of business on February 28, 2019, the Portfolio’s name will change to the “Goldman Sachs Dynamic Global Equity Fund.”

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12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Balanced Strategy Portfolio

	For the Fiscal Year Ended December 31, 2018		For the Fiscal Year Ended December 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,197,646	$24,589,063	2,019,648	$22,987,868
Reinvestment of distributions	386,939	4,120,526	387,346	4,473,364
Shares redeemed	(2,658,006)	(29,846,449)	(4,004,670)	(45,419,600)
	(73,421)	(1,136,860)	(1,597,676)	(17,958,368)
Class C Shares
Shares sold	240,462	2,684,993	244,978	2,807,847
Reinvestment of distributions	38,251	403,536	91,383	1,057,404
Shares redeemed	(2,031,640)	(22,933,030)	(1,710,527)	(19,411,900)
	(1,752,927)	(19,844,501)	(1,374,166)	(15,546,649)
Institutional Shares
Shares sold	10,388,305	116,418,374	10,521,153	119,139,540
Reinvestment of distributions	1,203,725	12,872,471	1,301,377	15,022,502
Shares redeemed	(13,926,817)	(157,589,348)	(7,592,077)	(87,026,490)
	(2,334,787)	(28,298,503)	4,230,453	47,135,552
Service Shares
Shares sold	2,645	29,937	2,002	23,200
Reinvestment of distributions	457	4,927	630	7,359
Shares redeemed	(10,546)	(121,653)	(7,245)	(83,744)
	(7,444)	(86,789)	(4,613)	(53,185)
Investor Shares
Shares sold	65,196	741,730	170,556	1,911,458
Reinvestment of distributions	12,756	135,812	15,463	177,760
Shares redeemed	(138,062)	(1,547,523)	(286,535)	(3,231,464)
	(60,110)	(669,981)	(100,516)	(1,142,246)
Class P Shares(a)
Shares sold	5,193,575	59,522,441	—	—
Reinvestment of distributions	180,681	1,925,367	—	—
Shares redeemed	(1,200,009)	(13,432,058)	—	—
	4,174,247	48,015,750	—	—
Class R Shares
Shares sold	87,308	984,981	295,196	3,368,299
Reinvestment of distributions	30,836	326,107	27,698	319,071
Shares redeemed	(47,212)	(528,555)	(139,109)	(1,573,546)
	70,932	782,533	183,785	2,113,824
Class R6 Shares
Shares sold	174,015	1,884,820	45,522	534,077
Reinvestment of distributions	3,250	34,518	1,616	18,735
Shares redeemed	(1,401)	(14,871)	(371)	(4,380)
	175,864	1,904,467	46,767	548,432

NET INCREASE	192,354	$666,116	1,384,034	$15,097,360

(a)	Class P Shares commenced operations on April 17, 2018.

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Notes to Financial Statements (continued)

December 31, 2018

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Equity Growth Strategy Portfolio

	For the Fiscal Year Ended December 31, 2018		For the Fiscal Year Ended December 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,185,895	$41,265,498	1,118,905	$19,141,615
Reinvestment of distributions	199,644	3,228,235	123,539	2,331,215
Shares redeemed	(1,323,048)	(24,484,673)	(2,122,608)	(36,290,165)
	1,062,491	20,009,060	(880,164)	(14,817,335)
Class C Shares
Shares sold	137,482	2,444,514	176,918	2,887,998
Reinvestment of distributions	6,208	97,349	45,101	813,606
Shares redeemed	(2,477,506)	(44,551,615)	(1,573,526)	(25,446,948)
	(2,333,816)	(42,009,752)	(1,351,507)	(21,745,344)
Institutional Shares
Shares sold	733,770	13,870,499	1,102,162	19,223,832
Reinvestment of distributions	28,655	468,222	185,239	3,526,943
Shares redeemed	(7,926,783)	(154,475,133)	(835,023)	(14,657,843)
	(7,164,358)	(140,136,412)	452,378	8,092,932
Service Shares
Shares sold	3,181	60,227	5,968	97,457
Reinvestment of distributions	565	9,100	488	9,166
Shares redeemed	(6,737)	(123,165)	(895)	(14,789)
	(2,991)	(53,838)	5,561	91,834
Investor Shares
Shares sold	125,237	2,335,716	122,048	2,032,302
Reinvestment of distributions	10,222	162,939	6,390	118,913
Shares redeemed	(74,682)	(1,365,679)	(210,046)	(3,592,828)
	60,777	1,132,976	(81,608)	(1,441,613)
Class P Shares(a)
Shares sold	6,534,613	128,079,127	—	—
Reinvestment of distributions	186,301	3,046,018	—	—
Shares redeemed	(452,784)	(8,567,805)	—	—
	6,268,130	122,557,340	—	—
Class R Shares
Shares sold	76,021	1,401,993	208,689	3,514,359
Reinvestment of distributions	7,266	116,549	5,791	108,473
Shares redeemed	(93,404)	(1,736,597)	(32,309)	(573,068)
	(10,117)	(218,055)	182,171	3,049,764
Class R6 Shares
Shares sold	273,672	4,873,992	20,863	358,431
Reinvestment of distributions	4,200	68,663	14	275
Shares redeemed	(5,738)	(100,693)	(20,863)	(377,643)
	272,134	4,841,962	14	(18,937)

NET DECREASE	(1,847,750)	$(33,876,719)	(1,673,155)	$(26,788,699)

(a)	Class P Shares commenced operations on April 17, 2018.

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Growth and Income Strategy Portfolio

	For the Fiscal Year Ended December 31, 2018		For the Fiscal Year Ended December 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,497,598	$74,809,186	3,033,723	$40,000,936
Reinvestment of distributions	522,904	6,573,710	474,770	6,484,686
Shares redeemed	(5,661,411)	(76,161,885)	(6,510,225)	(85,053,822)
	359,091	5,221,011	(3,001,732)	(38,568,200)
Class C Shares
Shares sold	250,795	3,323,057	285,576	3,638,217
Reinvestment of distributions	39,846	480,829	113,017	1,524,419
Shares redeemed	(5,005,325)	(66,486,344)	(3,652,480)	(46,455,360)
	(4,714,684)	(62,682,458)	(3,253,887)	(41,292,724)
Institutional Shares
Shares sold	7,467,092	100,009,197	8,734,557	115,287,013
Reinvestment of distributions	868,511	11,056,181	1,097,182	14,987,996
Shares redeemed	(20,518,480)	(279,936,927)	(5,668,283)	(74,750,245)
	(12,182,877)	(168,871,549)	4,163,456	55,524,764
Service Shares
Shares sold	5,243	70,792	23,593	309,270
Reinvestment of distributions	1,372	17,189	1,437	19,619
Shares redeemed	(27,194)	(363,601)	(45,019)	(595,848)
	(20,579)	(275,620)	(19,989)	(266,959)
Investor Shares
Shares sold	446,230	6,143,506	276,059	3,583,015
Reinvestment of distributions	17,862	225,243	13,512	183,527
Shares redeemed	(387,301)	(5,243,481)	(156,235)	(2,038,389)
	76,791	1,125,268	133,336	1,728,153
Class P Shares(a)
Shares sold	16,192,301	220,431,246	—	—
Reinvestment of distributions	392,635	4,938,925	—	—
Shares redeemed	(1,528,471)	(20,322,519)	—	—
	15,056,465	205,047,652	—	—
Class R Shares
Shares sold	53,422	720,704	234,088	3,032,994
Reinvestment of distributions	7,663	95,113	7,922	107,793
Shares redeemed	(108,804)	(1,466,415)	(64,914)	(848,794)
	(47,719)	(650,598)	177,096	2,291,993
Class R6 Shares
Shares sold	693,914	9,197,718	6,689	88,008
Reinvestment of distributions	4,727	60,598	145	1,994
Shares redeemed	(189,580)	(2,476,595)	(1,577)	(21,343)
	509,061	6,781,721	5,257	68,659

NET DECREASE	(964,451)	$(14,304,573)	(1,796,463)	$(20,514,314)

(a)	Class P Shares commenced operations on April 17, 2018.

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Notes to Financial Statements (continued)

December 31, 2018

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Growth Strategy Portfolio

	For the Fiscal Year Ended December 31, 2018		For the Fiscal Year Ended December 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,457,108	$85,119,791	2,280,715	$33,629,656
Reinvestment of distributions	536,108	7,328,587	417,272	6,613,697
Shares redeemed	(3,501,964)	(54,176,334)	(5,233,193)	(77,133,470)
	2,491,252	38,272,044	(2,535,206)	(36,890,117)
Class C Shares
Shares sold	315,405	4,927,115	367,579	5,401,620
Reinvestment of distributions	—	—	117,361	1,858,992
Shares redeemed	(5,749,609)	(89,435,265)	(3,252,549)	(47,320,303)
	(5,434,204)	(84,508,150)	(2,767,609)	(40,059,691)
Institutional Shares
Shares sold	4,218,160	65,347,505	6,308,205	93,509,718
Reinvestment of distributions	539,651	7,366,237	749,696	11,867,682
Shares redeemed	(15,525,679)	(241,977,726)	(3,286,743)	(50,000,690)
	(10,767,868)	(169,263,984)	3,771,158	55,376,710
Service Shares
Shares sold	4,603	71,617	27,366	414,468
Reinvestment of distributions	1,152	15,692	1,311	20,705
Shares redeemed	(24,387)	(388,577)	(13,150)	(196,049)
	(18,632)	(301,268)	15,527	239,124
Investor Shares
Shares sold	468,179	7,354,070	319,572	4,693,341
Reinvestment of distributions	13,196	177,616	13,548	211,478
Shares redeemed	(516,398)	(7,976,243)	(149,180)	(2,151,512)
	(35,023)	(444,557)	183,940	2,753,307
Class P Shares(a)
Shares sold	11,196,336	175,619,095	—	—
Reinvestment of distributions	323,998	4,422,574	—	—
Shares redeemed	(672,254)	(10,229,875)	—	—
	10,848,080	169,811,794	—	—
Class R Shares
Shares sold	79,803	1,202,162	287,071	4,105,889
Reinvestment of distributions	10,012	133,255	8,829	136,314
Shares redeemed	(91,115)	(1,334,264)	(80,049)	(1,161,545)
	(1,300)	1,153	215,851	3,080,658
Class R6 Shares
Shares sold	585,222	9,037,007	310,238	4,664,858
Reinvestment of distributions	9,875	134,789	1,633	25,853
Shares redeemed	(174,788)	(2,722,462)	(251,704)	(4,019,379)
	420,309	6,449,334	60,167	671,332

NET DECREASE	(2,497,386)	$(39,983,634)	(1,056,172)	$(14,828,677)

(a)	Class P Shares commenced operations on April 17, 2018.

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Satellite Strategies Portfolio

	For the Fiscal Year Ended December 31, 2018		For the Fiscal Year Ended December 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	775,316	$6,211,520	766,000	$6,199,861
Reinvestment of distributions	136,536	1,070,446	210,957	1,744,744
Shares redeemed	(1,858,316)	(14,871,825)	(5,757,049)	(46,584,779)
	(946,464)	(7,589,859)	(4,780,092)	(38,640,174)
Class C Shares
Shares sold	108,732	860,438	121,270	984,291
Reinvestment of distributions	66,306	516,448	120,141	992,656
Shares redeemed	(1,677,178)	(13,397,814)	(1,970,407)	(15,816,742)
	(1,502,140)	(12,020,928)	(1,728,996)	(13,839,795)
Institutional Shares
Shares sold	9,038,271	73,191,893	9,419,413	76,486,555
Reinvestment of distributions	1,072,443	8,450,493	1,877,127	15,497,049
Shares redeemed	(32,559,328)	(260,529,664)	(20,236,426)	(165,137,184)
	(22,448,614)	(178,887,278)	(8,939,886)	(73,153,580)
Service Shares
Shares sold	2,000	16,157	2,576	20,720
Reinvestment of distributions	589	4,601	831	6,877
Shares redeemed	(11,141)	(88,919)	(15,368)	(125,171)
	(8,552)	(68,161)	(11,961)	(97,574)
Investor Shares
Shares sold	693,460	5,638,032	2,034,467	16,298,168
Reinvestment of distributions	125,164	982,010	215,716	1,779,150
Shares redeemed	(2,502,665)	(20,029,009)	(4,496,323)	(36,492,611)
	(1,684,041)	(13,408,967)	(2,246,140)	(18,415,293)
Class P Shares(a)
Shares sold	425,652	3,516,016	—	—
Reinvestment of distributions	10,075	77,948	—	—
Shares redeemed	(41,981)	(324,521)	—	—
	393,746	3,269,443	—	—
Class R Shares
Shares sold	34,396	275,361	62,617	508,314
Reinvestment of distributions	5,838	45,567	8,739	72,175
Shares redeemed	(88,613)	(709,187)	(123,294)	(993,789)
	(48,379)	(388,259)	(51,938)	(413,300)
Class R6 Shares
Shares sold	4,140,483	34,151,048	906,204	7,537,771
Reinvestment of distributions	133,463	1,043,879	174,320	1,442,350
Shares redeemed	(3,073,250)	(24,968,293)	(730,664)	(6,016,291)
	1,200,696	10,226,634	349,860	2,963,830

NET DECREASE	(25,043,748)	$(198,867,375)	(17,409,153)	$(141,595,886)

(a)	Class P Shares commenced operations on April 17, 2018.

131

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Goldman Sachs Trust and Shareholders of Goldman Sachs Balanced Strategy Portfolio,

Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio,

Goldman Sachs Growth Strategy Portfolio and Goldman Sachs Satellite Strategies Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio and Goldman Sachs Satellite Strategies Portfolio (five of the portfolios constituting Goldman Sachs Trust, hereafter collectively referred to as the “Portfolios”) as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 26, 2019

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

132

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Portfolio Expenses — Six Month Period Ended December 31, 2018 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class P, Class R or Class R6 Shares of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Portfolio expenses.

The Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class P, Class R or Class R6 Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 through December 31, 2018, which represents a period of 181 days of a 365 day year.

Actual Expenses —The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees and do not include expenses of Underlying Funds in which the Portfolios invest. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Balanced Strategy Portfolio				Equity Growth Strategy Portfolio				Growth and Income Strategy Portfolio
Share Class	Beginning Account Value 7/1/18	Ending Account Value 12/31/18		Expenses Paid for the 6 months ended 12/31/18*	Beginning Account Value 7/1/18	Ending Account Value 12/31/18		Expenses Paid for the 6 months ended 12/31/18*	Beginning Account Value 7/1/18	Ending Account Value 12/31/18		Expenses Paid for the 6 months ended 12/31/18*
Class A
Actual	$1,000.00	$952.60		$2.90	$1,000.00	$891.20		$2.76	$1,000.00	$927.40		$2.87
Hypothetical 5% return	1,000.00	1,022.23	+	3.01	1,000.00	1,022.23	+	2.96	1,000.00	1,022.23	+	3.01
Class C
Actual	1,000.00	949.80		6.59	1,000.00	887.90		6.33	1,000.00	923.70		6.50
Hypothetical 5% return	1,000.00	1,018.45	+	6.82	1,000.00	1,018.50	+	6.77	1,000.00	1,018.45	+	6.82
Institutional
Actual	1,000.00	954.50		0.99	1,000.00	892.60		0.91	1,000.00	928.80		0.97
Hypothetical 5% return	1,000.00	1,024.20	+	1.02	1,000.00	1,024.25	+	0.97	1,000.00	1,024.20	+	1.02
Service
Actual	1,000.00	953.30		3.45	1,000.00	890.90		3.29	1,000.00	926.60		3.40
Hypothetical 5% return	1,000.00	1,021.68	+	3.57	1,000.00	1,021.68	+	3.52	1,000.00	1,021.68	+	3.57
Investor
Actual	1,000.00	954.40		1.67	1,000.00	892.60		1.57	1,000.00	928.20		1.65
Hypothetical 5% return	1,000.00	1,023.49	+	1.73	1,000.00	1,023.54	+	1.68	1,000.00	1,023.49	+	1.73
Class P
Actual	1,000.00	954.50		0.94	1,000.00	892.60		0.86	1,000.00	929.50		0.92
Hypothethical 5% return	1,000.00	1,024.25	+	0.97	1,000.00	1,024.25	+	0.92	1,000.00	1,024.25	+	0.97
Class R
Actual	1,000.00	951.20		4.13	1,000.00	889.90		3.95	1,000.00	926.40		4.08
Hypothetical 5% return	1,000.00	1,020.97	+	4.28	1,000.00	1,020.97	+	4.23	1,000.00	1,020.97	+	4.28
Class R6
Actual	1,000.00	954.60		0.94	1,000.00	893.20		0.86	1,000.00	928.80		0.92
Hypothetical 5% return	1,000.00	1,024.25	+	0.97	1,000.00	1,024.30	+	0.92	1,000.00	1,024.25	+	0.97

+	Hypothetical expenses are based on each Portfoio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for each share class are calculated using each Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
Balanced Strategy	0.59%	1.34%	0.20%	0.70%	0.34%	0.19%	0.84%	0.19%
Equity Growth Strategy	0.58	1.33	0.19	0.69	0.33	0.18	0.83	0.18
Growth and Income Strategy	0.59	1.34	0.20	0.70	0.34	0.19	0.84	0.19

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Portfolio Expenses — Six Month Period Ended December 31, 2018 (Unaudited) (continued)

	Growth Strategy Portfolio				Satellite Strategies Portfolio
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18		Expenses Paid for the 6 months ended 12/31/18*	Beginning Account Value 7/1/18	Ending Account Value 12/31/18		Expenses Paid for the 6 months ended 12/31/18*
Class A
Actual	$1,000.00	$907.40		$2.84	$1,000.00	$931.60		$2.73
Hypothetical 5% return	1,000.00	1,022.23	+	3.01	1,000.00	1,022.23	+	2.85
Class C
Actual	1,000.00	904.30		6.43	1,000.00	927.20		6.36
Hypothetical 5% return	1,000.00	1,018.45	+	6.82	1,000.00	1,018.60	+	6.67
Institutional
Actual	1,000.00	909.00		0.96	1,000.00	933.40		0.83
Hypothetical 5% return	1,000.00	1,024.20	+	1.02	1,000.00	1,024.35	+	0.87
Service
Actual	1,000.00	906.70		3.36	1,000.00	930.90		3.26
Hypothetical 5% return	1,000.00	1,021.68	+	3.57	1,000.00	1,021.68	+	3.41
Investor
Actual	1,000.00	908.30		1.64	1,000.00	932.70		1.51
Hypothetical 5% return	1,000.00	1,023.49	+	1.73	1,000.00	1,023.64	+	1.58
Class P
Actual	1,000.00	908.90		0.91	1,000.00	933.50		0.78
Hypothethical 5% return	1,000.00	1,024.25	+	0.97	1,000.00	1,024.25	+	0.82
Class R
Actual	1,000.00	905.80		4.04	1,000.00	930.10		3.94
Hypothetical 5% return	1,000.00	1,020.97	+	4.28	1,000.00	1,020.97	+	4.13
Class R6
Actual	1,000.00	909.50		0.91	1,000.00	932.30		0.78
Hypothetical 5% return	1,000.00	1,024.25	+	0.97	1,000.00	1,024.40	+	0.82

+	Hypothetical expenses are based on each Portfoio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for each share class are calculated using each Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
Growth Strategy	0.59%	1.34%	0.20%	0.70%	0.34%	0.19%	0.84%	0.19%
Satellite Strategies	0.56	1.31	0.17	0.67	0.31	0.16	0.81	0.16

134

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Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 69	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Director, Emerson Center for the Arts and Culture (2011-2017); and Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Kathryn A. Cassidy Age: 64	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Diana M. Daniels Age: 69	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003- 2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Herbert J. Markley Age: 68	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007- 2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Roy W. Templin Age: 58	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 67	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

135

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 56	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				156	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2018.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2018, Goldman Sachs Trust consisted of 90 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 29 portfolios (14 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Portfolios’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

136

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Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 56	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 41	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 47	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Portfolios’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2018.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

137

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Goldman Sachs Fund of Funds Portfolios – Tax Information (Unaudited)

For the year ended December 31, 2018, 5.78%, 20.42%, 11.11%, 13.47% and 4.48% of the dividends paid from net investment company taxable income by the Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy, Growth Strategy and Satellite Strategies Portfolios, respectively, qualify for the dividends received deduction available to corporations.

For the 2018 tax year, each Portfolio has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy, Growth Strategy, and Satellite Strategies Portfolios from sources within foreign countries and possessions of the United States was $0.0416, $0.1736, $0.0789, $0.1273, and $0.0407 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy, Growth Strategy, and Satellite Strategies Portfolios during the year from foreign sources was 13.46%, 31.41%, 22.09%, 31.73%, and 13.01%, respectively. The total amount of taxes paid by the Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy, Growth Strategy, and Satellite Strategies Portfolios to such countries was $0.0051, $0.0211, $0.0094, $0.0159, and $0.0055 per share, respectively.

For the year ended December 31, 2018, 17.01%, 51.03%, 30.42%, 42.12%, and 24.39% of the dividends paid from net investment company taxable income by the Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy, Growth Strategy, and Satellite Strategies Portfolios, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Balanced Strategy Portfolio designates $7,197,331, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2018.

During the fiscal year ended December 31, 2018, the Balanced Strategy Portfolio designates $1,218,820, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

138

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.34 trillion in assets under supervision as of December 31, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[4]
∎	International Equity ESG Fund[5]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[5]	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Diversification does not protect an investor from market risk and does not ensure a profit.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change. They should not be construed as investment advice.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities and information regarding how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Portfolios’ first and third fiscal quarters. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of December 31, 2018 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Portfolio’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Portfolio and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2018 Goldman Sachs. All rights reserved. 156274-OTU-923329 FFAR-19/42k

Goldman Sachs Funds

Annual Report	December 31, 2018

Global Infrastructure Fund

It is our intention that beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of the Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of the Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Fund’s transfer agent if you invest directly with the transfer agent.

Goldman Sachs Global Infrastructure Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Global Infrastructure Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Infrastructure Team discusses the Goldman Sachs Global Infrastructure Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R and Class R6 Shares generated average annual total returns, without sales charges, of -9.31%, -9.96%, -8.89%, -9.00%, -9.49% and -8.88%, respectively. These returns compare to the -7.87% average annual total return of the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) (the “Index”). The Index is intended to measure all sectors of the infrastructure market. The Fund’s former benchmark, the Dow Jones Brookfield Global Infrastructure Index (Gross, USD, Unhedged), returned -7.04% during the same period.

For the period since their inception on April 17, 2018 through December 31, 2018, the Fund’s Class P Shares generated a cumulative total return of -5.91% compared to the -5.04% cumulative total return of the Index. The Dow Jones Brookfield Global Infrastructure Index (Gross, USD, Unhedged) returned -4.37% during the same period.

Q	What economic and market factors most influenced global infrastructure companies during the Reporting Period?

A	Global equities, including global infrastructure securities, saw a strong start to the Reporting Period in January 2018, driven by market exuberance over strong economic data, the $1.5 trillion U.S. tax reform plan signed into law during December 2017 and a favorable start to the corporate earnings season. In February, however, global equities sold off on market speculation of a faster pace of Federal Reserve (“Fed”) short-term interest rate hikes, which stoked a sharp rise in bond yields and an increase in equity market volatility. Concerns about Fed monetary policy tightening were exacerbated by solid U.S. labor and inflation data. While the hawkish Fed minutes were largely expected, new Fed Chair Jerome Powell’s Congressional testimony, positing a more optimistic economic outlook since the December 2017 Fed meeting, surprised equity markets with its hawkish tilt, sparking another sell-off in the U.S. equity markets. (Jerome Powell assumed the chairmanship of the Fed in February 2018. Hawkish language tends to suggest higher interest rates; opposite of dovish.) In March 2018, escalating trade tensions and potential tariffs weighed on investor sentiment. Meanwhile, the Fed delivered on a widely expected interest rate increase, with its “dot plot” pointing to a total of three interest rate hikes in the 2018 calendar year. (The “dot plot” shows rate projections of the members of the Fed’s Open Market Committee.) In Europe, an agreement between the U.K. and the European Union on a 21-month Brexit transition reduced political uncertainty. (Brexit refers to the U.K.’s exit from the European Union.) Elsewhere, the increase in global risk aversion during the first calendar quarter resulted in the appreciation of the Japanese yen, which pressured Japanese equities. A land sale scandal involving the Japanese administration also hurt investor sentiment. In Australia, its central bank left interest rates on hold at a record low of 1.5% for the nineteenth consecutive month because of weak wage growth and low inflation, despite positive business and macroeconomic conditions amid a strengthening economic recovery.

Although the U.S. and China continued to generate trade headlines, the impact on global equities was relatively muted in April 2018, as investors remained relatively resistant to the risk of a trade war. May 2018 was a volatile month amid political and protectionism concerns. U.S. equities rallied, driven by upside surprises in economic activity and sentiment data. However, the rally was hampered by escalating geopolitical uncertainty stemming from an unexpected political outcome in Italy, the ongoing unpredictability around the U.S.-North Korea summit, and escalating trade tensions with many U.S. allies. In June 2018,

1

PORTFOLIO RESULTS

the Fed raised short-term interest rates, as widely anticipated, but the outcome of the Fed meeting was more hawkish than the consensus had expected. The Fed retained language indicating an “accommodative” monetary policy stance, but its economic growth and inflation forecasts were upgraded, and its median projection was lifted to four interest rate hikes in 2018 from the three it had indicated in March 2018. Still-escalating trade tensions between the U.S. and China hurt market sentiment, with the U.S. threatening tariffs on an additional $200 billion worth of Chinese goods and China vowing to retaliate.

In the third quarter of 2018, global equity market volatility was high, driven by tense rhetoric between the U.S. and China, as well as between the U.S. and key allies, and by strong U.S. macroeconomic data relative to other developed markets. In July 2018, a re-escalation of trade tensions and renewed fears of a Chinese economic slowdown tamped down investor risk sentiment, but fiscal stimulus policies announced by the Chinese government and the promising outcome of a trade meeting between the U.S. and European Union ultimately lifted global equities higher. Global equities continued to rally in August 2018, led by the U.S., where strong domestic economic data outweighed the headwinds of moderating global economic growth as well as trade and diplomatic tensions. Non-U.S. developed markets equities were more vulnerable to these headwinds as well as to political risk in Europe ahead of the Italian budget, but they rebounded mid-month on various tailwinds that included a strong corporate earnings season and progress on negotiations surrounding what was the North American Free Trade Agreement. At its September 2018 policy meeting, the Fed raised short-term interest rates for the third time in 2018 and signaled another rate hike during the calendar year against the backdrop of solid U.S. economic growth, inflation near the Fed’s 2% target and healthy monthly job gains. The successful negotiations among the U.S., Canada and Mexico near the end of September was broadly supportive of investor sentiment.

During the fourth quarter of 2018, global equities sold off, though global infrastructure securities held up better than the broader global equity market. When the quarter began, global stocks fell sharply on continued escalation in U.S.-China trade tensions, political uncertainty and a delayed reaction to rising interest rates. They had a brief reprieve in November 2018 on dovish comments from Fed Chair Powell and encouraging progress in U.S.-China trade talks but then plunged in December on renewed investor fears, which were sparked by the arrest of a Chinese technology executive, the partial U.S. federal government shutdown and the U.S. President’s criticism of Fed Chair Powell. By the end of the Reporting Period, the Fed had hiked interest rates four times in 2018 and communicated an upbeat view of its economic outlook, spurred by strong U.S. labor and inflation data. Meanwhile, escalating trade tensions, fears of a global economic slowdown and populist politics continued to weigh on investor sentiment. Political uncertainty remained elevated in Europe, particularly surrounding the Italian fiscal budget and ongoing Brexit negotiations.

For the Reporting Period overall, the global infrastructure market, as measured by the Index, generated an average annual total return of -7.87%. Canada and Italy were the worst performing markets, followed by France and the U.K. The top performing market was Japan, followed at some distance by Hong Kong. Within market sectors, energy and transportation companies recorded losses. Utilities companies also declined, though much more modestly. On the positive side, the communications sector generated gains.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund was hurt by its underweight position versus the Index in the communications subsector*, especially by its allocation to telecommunications towers. In addition, an overweight in the transportation sector, specifically toll roads and airports, detracted from relative performance. Within the energy sector, the Fund benefited from its allocation to energy master limited partnerships (“MLPs”), which are represented in the Index.

In terms of security selection, the Fund’s investments in the transportation sector, particularly toll roads, and in the communications and utilities sectors detracted from returns. Conversely, selection in the energy sector contributed positively to relative performance. Among countries, security selection in Spain had a negative impact on results as did selection and an underweight position in Hong Kong. The Fund was helped by security selection in the U.S. and Canada.

Q	What individual holdings detracted most from the Fund’s relative performance during the Reporting Period?

A	The top detractors from the Fund’s relative performance during the Reporting Period were Williams Companies, Aena SME and Atlantia.

*	Sector and subsector allocations are defined by GSAM and may differ from sector to subsector allocations used by the Index.

2

PORTFOLIO RESULTS

Williams Companies (WMB), an energy infrastructure company focused on connecting North America’s natural gas and natural gas liquids markets, detracted most from the Fund’s performance during the Reporting Period. The stock performed poorly after WMB completed a simplification transaction,[1] in which it acquired its underlying MLP, Williams Partners LP, at a 7% premium in an all stock-for-unit deal valued at $10.5 billion. At the end of the Reporting Period, we remained positive on the company, however, and continued to believe WMB can benefit from growing natural gas production and end market demand.

An investment in Aena SME (AENA), a Spanish state-owned manager and operator of airport terminals, also hurt the Fund’s relative performance during the Reporting Period. After monitoring the company for some time, we decided to purchase the stock early in the second quarter of 2018, which turned out to be near the stock’s peak share price. In our view, shares declined because of their elevated valuation. However, at the end of the Reporting Period, we remained constructive on Aena’s prospects. We note that passenger air traffic growth remained steady, and in this context, we considered the stock attractive relative to other developed markets airports.

Another notable detractor from the Fund’s relative returns was Atlantia, an owner of Italian toll roads and airports. Its shares declined sharply following the tragic collapse of a motorway bridge, one of Atlantia’s concessions, in Genoa, Italy that resulted in multiple casualties. The collapse led to many uncertainties for the company in the short term, including the value of the concession, cost of damages and insurance coverage. Therefore, we trimmed the Fund’s position in the stock and continue to monitor the company. While we expect its stock price to be volatile in the near term, we maintained a positive long-term outlook on Atlantia at the end of the Reporting Period.

Q	What individual holdings added most to the Fund’s relative performance during the Reporting Period?

A	During the Reporting Period, Williams Partners L.P., PG&E and Atmos Energy were leading positive contributors to the Fund’s relative returns.

Williams Partners L.P. (WPZ), a natural gas-focused midstream[2] energy company with operations in numerous U.S. basins, was the top contributor to the Fund’s relative performance during the Reporting Period. Its shares appreciated on news it would be acquired by WMB in the simplification transaction mentioned previously. Market participants appeared to believe the merger would provide immediate benefits to shareholders, while also simplifying the company’s corporate structure, streamlining its governance and preserving its investment grade credit rating.

The Fund’s underweight compared to the Index in PG&E added to its relative returns. The utilities company’s shares declined in response to a wildfire outbreak in California and news that its equipment might have caused the destructive fire. Furthermore, investors grew concerned the liability from the fire could send the company into bankruptcy. The stock price recovered modestly after the California Public Utilities Commission President announced a PG&E bankruptcy would not happen. Despite the stock’s inexpensive valuation at the end of the Reporting Period, we saw few catalysts in the near term and therefore, the Fund maintained an underweight position. (On January 14, 2019, after the close of the Reporting Period, PG&E declared its intent to file Chapter 11 bankruptcy.)

U.S. natural gas distributor Atmos Energy further enhanced the Fund’s relative results during the Reporting Period. Its stock price appreciated during September 2018, though the company modestly missed market expectations for second quarter earnings. At the end of the Reporting Period, we remained positive on what we considered to be Atmos Energy’s solid balance sheet as well as its successful and recent cost-cutting initiatives, which may lead to additional growth for the company, in our view.

Q	Were there any notable purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a position in CMS Energy, a high quality regulated utility with exposure to what we consider a favorable regulatory environment in Michigan. We established the position because we believe the company has the ability to deliver consistent earnings per share growth, and we have a positive view of its management team and its

[1]	A simplification transaction is when multiple entities controlled by the same corporate parent simplify their corporate structure through actions such as mergers, acquisitions or reduction of incentive distribution rights.

[2]

The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e. energy producers, and the demand side, i.e. energy end-users, for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.

3

PORTFOLIO RESULTS

strategy. Furthermore, we thought its shares were trading at an attractive valuation relative to its peers.

Another notable purchase was Xcel Energy, a regulated U.S. utility that specializes in electricity and natural gas. We initiated the position due to what we believed were the company’s above-average growth prospects, driven by its investment in renewable energy in what we consider reasonable regulatory environments. We saw an attractive entry point because of the stock’s then-recent short-term underperformance and its suppressed valuation.

Also during the Reporting Period, the Fund made an investment in Spark Infrastructure Group, an owner and operator of electricity distribution networks in Australia. The company’s shares retreated after a draft of tighter rate of return regulations were released in June 2018; the regulations could potentially lead to a lower allowed rate of return on the company’s assets. As investors priced in the downside of these possible changes, the stock began trading at what we felt was an attractive valuation, even after more regulatory clarity was provided. Although we believe regulatory headwinds might remain, Spark Infrastructure Group offers a distribution yield of more than 7%, higher than its peer group, and we think the company could continue to grow this yield over the medium term should it continue to expand its asset base and improve its cost of capital.

Notable sales included China Gas Holdings, a gas operator and infrastructure manager. The company’s shares rallied during the second quarter of 2018 on the back of strong gas sales volume growth and new connections from coal-to-gas users among Chinese residential households. Following this period of strong performance, we thought the stock had limited upside, and so we eliminated the Fund’s position in favor of higher conviction ideas.

We also exited the Fund’s investment in Equinix during the Reporting Period. We had originally purchased shares of the U.S. data center provider because we thought it was well positioned to benefit from continued demand for data storage. During the Reporting Period, Equinix reached our price target, and we decided to reallocate the capital to investment ideas with what we considered greater potential risk/reward.

In addition, we sold the Fund’s position in NiSource, a high quality Indiana-based electric and gas utility company. We originally bought the stock after the company raised its forecast for earnings per share growth from 4%-6% to 5%-7%, and its management announced plans to grow dividends in line with earnings per share. NiSource’s stock appreciated strongly during the Reporting Period, driven by 8%-10% annual growth in its rate base through the company’s healthy pipeline of infrastructure investments. We decided to realize the Fund’s gains and redeploy the capital to other longer-term investment opportunities.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives or similar instruments within its investment process during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making sector, subsector or country bets. We seek to outpace the Index by overweighting securities we expect to outperform and underweighting those that we think may lag. Consequently, changes in the Fund’s sector or country weights are generally the direct result of individual security selection and/or the appreciation or depreciation of particular Fund holdings. That said, during the Reporting Period, we increased the Fund’s exposure to the communications sector, though it remained relatively neutral compared to the Index, by adding investments in telecommunications towers. The Fund moved from a rather neutral position in the transportation sector to a slightly overweight position, as we increased exposure to airports and trimmed exposure to toll road companies. In addition, during the Reporting Period, the Fund maintained a rather neutral position relative to the Index in the energy sector, even as we eliminated exposure to energy MLPs. In utilities, we moved the Fund from an underweight position to a rather neutral position, largely by adding exposure to diversified utility companies. From a country perspective, compared to the Index, the Fund moved from an overweight in Italy to a relatively neutral position. The Fund maintained a rather neutral position in Canada but we reduced its Canadian investments overall. In addition, during the Reporting Period, the Fund’s overweight in the U.S. increased as did its overweight positions versus the Index in Spain and the U.K.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund was overweight relative to the Index in the transportation sector. It was rather neutral compared to the Index in the energy, utilities and communications sectors. In geographic terms, the Fund was

4

PORTFOLIO RESULTS

overweight the U.S., France and Australia and underweight Hong Kong at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed market sentiment would shift toward defensive sectors as the economic cycle continues to age. Because of market concerns around slowing global economic growth, combined with the impact of steadily rising interest rates, we also think investors may seek more value-oriented sectors with predictable cash flows and attractive yields. Should this scenario materialize, we believe the Fund is well positioned to capitalize on this market rotation due to the strong fundamentals of its holdings.

In the near term, we believe the financing environment for global infrastructure companies will likely continue to be accommodative, which is particularly important given the capital-intensive nature of these businesses. Furthermore, diverging global central bank monetary policies and varying fundamentals at the sub-sector level may present compelling investment opportunities, in our view. Overall, we believe global infrastructure securities can provide investors with attractive yields and lower volatility relative to the broader equity market, with potential for upside performance from mergers and acquisitions activity. Compared to bonds, we think they offer long-term growth potential, inflation hedging opportunities and resilience to interest rate fluctuations.

5

FUND BASICS

Global Infrastructure Fund

as of December 31, 2018

PERFORMANCE REVIEW

January 1, 2018– December 31, 2018	Fund Total Return (based on NAV)[1]	Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged)[2]	Dow Jones Brookfield Global Infrastructure Index (Gross, USD, Unhedged)[3]
Class A	-9.31%	-7.87%	-7.04%
Class C	-9.96	-7.87	-7.04
Institutional	-8.89	-7.87	-7.04
Investor	-9.00	-7.87	-7.04
Class R	-9.49	-7.87	-7.04
Class R6	-8.88	-7.87	-7.04

April 17, 2018– December 31, 2018
Class P	-5.91%	-5.04%	-4.37%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) intends to measure the stock performance of pure-play infrastructure companies domiciled globally. The index covers all sectors of the infrastructure market. Components are required to have more than 70% of cash flows derived from infrastructure lines of business. It is not possible to invest directly in an index. Effective February 23, 2018, the Fund changed its benchmark index from gross total return to net total return to more accurately reflect the impact of international withholding taxes in the benchmark index’s return.

[3]	The Dow Jones Brookfield Global Infrastructure Index (Gross, USD, Unhedged) intends to measure the stock performance of pure-play infrastructure companies domiciled globally. The index covers all sectors of the infrastructure market. Components are required to have more than 70% of cash flows derived from infrastructure lines of business. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[4]

For the period ended 12/31/18	One Year	Since Inception	Inception Date
Class A	-14.28%	-1.24%	6/27/16
Class C	-10.86	0.26	6/27/16
Institutional	-8.89	1.42	6/27/16
Investor	-9.00	1.28	6/27/16
Class P	N/A	-5.91	4/17/18
Class R	-9.49	0.77	6/27/16
Class R6	-8.88	1.44	6/27/16

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1.00% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or

6

FUND BASICS

higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.38%	1.56%
Class C	2.13	2.31
Institutional	0.99	1.17
Investor	1.13	1.31
Class P	0.98	1.16
Class R	1.63	1.81
Class R6	0.98	1.16

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2019, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

7

FUND BASICS

TOP TEN HOLDINGS AS OF 12/31/18[6]
Holding	% of Net Assets	Line of Business	Country
American Tower Corp.	8.8%	Equity Real Estate Investment Trusts (REITs)	United States
Enbridge, Inc.	7.7	Oil, Gas & Consumable Fuels	Canada
Vinci SA	6.3	Construction & Engineering	France
National Grid PLC	5.2	Multi-Utilities	United Kingdom
Sempra Energy	4.3	Multi-Utilities	United States
The Williams Cos., Inc.	4.2	Oil, Gas & Consumable Fuels	United States
American Water Works Co., Inc.	3.6	Water Utilities	United States
Crown Castle International Corp.	3.5	Equity Real Estate Investment Trusts (REITs)	United States
Transurban Group	3.2	Transportation Infrastructure	Australia
TransCanada Corp.	2.9	Oil, Gas & Consumable Fuels	Canada

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

8

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[7]
As of December 31, 2018

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

9

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Performance Summary

December 31, 2018

The following graph shows the value, as of December 31, 2018, of a $1,000,000 investment made on June 27, 2016 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) (“the Index”) and the Fund’s former benchmark, Dow Jones Brookfield Global Infrastructure Index (Gross, USD, Unhedged) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class P, Class R and Class R6 Shares will vary from that of Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Global Infrastructure Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from June 27, 2016 through December 31, 2018.

Average Annual Total Return through December 31, 2018	One Year	Since Inception
Class A (Commenced June 27, 2016)
Excluding sales charges	-9.31%	1.00%
Including sales charges	-14.28%	-1.24%

Class C (Commenced June 27, 2016)
Excluding contingent deferred sales charges	-9.96%	0.26%
Including contingent deferred sales charges	-10.86%	0.26%

Institutional (Commenced June 27, 2016)	-8.89%	1.42%

Investor Class (Commenced June 27, 2016)	-9.00%	1.28%

Class P (Commenced April 17, 2018)	N/A	-5.91%*

Class R (Commenced June 27, 2016)	-9.49%	0.77%

Class R6 (Commenced June 27, 2016)	-8.88%	1.44%

*	Total return for periods of less than one year represents cumulative total return.

10

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Schedule of Investments

December 31, 2018

Shares	Description	Value

Common Stocks – 100.2%
Australia – 5.7%
151,696	APA Group (Gas Utilities)	$908,680
878,069	Spark Infrastructure Group (Electric Utilities)	1,367,973
515,900	Sydney Airport (Transportation Infrastructure)	2,446,310
739,422	Transurban Group (Transportation Infrastructure)	6,068,828

		10,791,791

Canada – 15.5%
474,391	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	14,736,978
131,876	Fortis, Inc. (Electric Utilities)	4,396,189
164,457	Pembina Pipeline Corp. (Oil, Gas & Consumable Fuels)	4,879,983
155,017	TransCanada Corp. (Oil, Gas & Consumable Fuels)	5,535,510

		29,548,660

China – 0.9%
199,400	ENN Energy Holdings Ltd. (Gas Utilities)	1,772,220

France – 7.5%
12,291	Aeroports de Paris (Transportation Infrastructure)	2,330,706
145,912	Vinci SA (Construction & Engineering)	11,998,630

		14,329,336

Hong Kong – 3.6%
3,226,000	Beijing Enterprises Water Group Ltd.* (Water Utilities)	1,646,631
2,483,010	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	5,130,019

		6,776,650

Italy – 3.8%
51,422	Atlantia SpA (Transportation Infrastructure)	1,064,185
297,056	Enav SpA(a) (Transportation Infrastructure)	1,445,815
184,418	Enel SpA (Electric Utilities)	1,069,116
658,825	Terna Rete Elettrica Nazionale SpA (Electric Utilities)	3,741,557

		7,320,673

Japan – 1.1%
85,300	Tokyo Gas Co. Ltd. (Gas Utilities)	2,157,421

Netherlands* – 0.5%
15,934	InterXion Holding NV (IT Services)	862,985

Spain – 4.8%
28,270	Aena SME SA(a) (Transportation Infrastructure)	4,392,355
234,422	Ferrovial SA (Construction & Engineering)	4,747,680

		9,140,035

Common Stocks – (continued)
United Kingdom – 6.8%
1,005,516	National Grid PLC (Multi-Utilities)	9,837,284
133,915	Severn Trent PLC (Water Utilities)	3,104,239

		12,941,523

United States – 50.0%
105,467	American Tower Corp. (Equity Real Estate Investment Trusts (REITs))	16,683,825
76,108	American Water Works Co., Inc. (Water Utilities)	6,908,323
48,559	Atmos Energy Corp. (Gas Utilities)	4,502,390
84,521	Cheniere Energy, Inc.* (Oil, Gas & Consumable Fuels)	5,002,798
32,722	CMS Energy Corp. (Multi-Utilities)	1,624,647
36,085	Consolidated Edison, Inc. (Multi-Utilities)	2,759,059
61,635	Crown Castle International Corp. (Equity Real Estate Investment Trusts (REITs))	6,695,410
16,053	CyrusOne, Inc. (Equity Real Estate Investment Trusts (REITs))	848,883
53,646	Edison International (Electric Utilities)	3,045,483
82,238	Eversource Energy (Electric Utilities)	5,348,760
255,053	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	3,922,715
10,264	NextEra Energy, Inc. (Electric Utilities)	1,784,088
50,780	ONEOK, Inc. (Oil, Gas & Consumable Fuels)	2,739,581
115,012	PG&E Corp.* (Electric Utilities)	2,731,535
25,343	Pinnacle West Capital Corp. (Electric Utilities)	2,159,224
33,410	SBA Communications Corp.* (Equity Real Estate Investment Trusts (REITs))	5,408,745
75,935	Sempra Energy (Multi-Utilities)	8,215,408
88,397	Targa Resources Corp. (Oil, Gas & Consumable Fuels)	3,184,060
359,939	The Williams Cos., Inc. (Oil, Gas & Consumable Fuels)	7,936,655
9,171	Vulcan Materials Co. (Construction Materials)	906,095
34,835	Xcel Energy, Inc. (Electric Utilities)	1,716,320
47,389	Zayo Group Holdings, Inc.* (Diversified Telecommunication Services)	1,082,365

		95,206,369

TOTAL COMMON STOCKS – 100.2% (Cost $198,988,100)		$190,847,663

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%		(462,911)

NET ASSETS – 100.0%		$190,384,752

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Schedule of Investments (continued)

December 31, 2018

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $5,838,170, which represents approximately 3.1% of the Fund’s net assets as of December 31, 2018. The liquidity determination is unaudited.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Statement of Assets and Liabilities

December 31, 2018

Assets:

Investments, at value (cost $198,988,100)	$190,847,663

Cash	1,668,688

Receivables:

Investments sold	10,819,677

Dividends	722,166

Reimbursement from investment adviser	41,822

Foreign tax reclaims	758

Other assets	46,544

Total assets	204,147,318

Liabilities:

Payables:

Fund shares redeemed	7,686,421

Investments purchased	5,775,573

Management fees	159,681

Distribution and Service fees and Transfer Agency fees	7,244

Accrued expenses	133,647

Total liabilities	13,762,566

Net Assets:

Paid-in capital	210,247,501

Total distributable loss	(19,862,749)
NET ASSETS	$190,384,752
Net Assets:
Class A	$1,376,090
Class C	1,383,416
Institutional	1,736,923
Investor	278,619
Class P	2,278,469
Class R	25,480
Class R6	183,305,755
Total Net Assets	$190,384,752
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	142,150
Class C	143,350
Institutional	178,921
Investor	28,774
Class P	235,405
Class R	2,630
Class R6	18,926,513
Net asset value, offering and redemption price per share:(a)
Class A	$9.68
Class C	9.65
Institutional	9.71
Investor	9.68
Class P	9.68
Class R	9.69
Class R6	9.69

(a)	Maximum public offering price per share for Class A Shares is $10.24. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2018

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $507,718)	$6,073,528

Non-cash dividends — unaffiliated issuers	514,473

Dividends — affiliated issuers	15,510

Total investment income	6,603,511

Expenses:

Management fees	2,015,744

Professional fees	128,961

Custody, accounting and administrative services	88,687

Transfer Agency fees(a)	73,500

Printing and mailing costs	52,409

Registration fees	52,035

Trustee fees	16,439

Distribution and Service fees(a)	13,048

Other	23,118

Total expenses	2,463,941

Less — expense reductions	(242,356)

Net expenses	2,221,585

NET INVESTMENT INCOME	4,381,926

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(8,778,104)

Foreign currency transactions	36,531

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(15,780,940)

Foreign currency translation	(3,875)

Net realized and unrealized loss	(24,526,388)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(20,144,462)

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

Distribution and Service Fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class P(b)	Class R	Class R6
$2,659	$10,254	$135	$1,914	$1,846	$11,131	$423	$685	$49	$57,452

(b)	Class P Shares commenced operations on April 17, 2018.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2018	For the Fiscal Year Ended December 31, 2017
From operations:

Net investment income	$4,381,926	$3,136,455

Net realized loss	(8,741,573)	(2,742,866)

Net change in unrealized gain (loss)	(15,784,815)	7,642,547

Net increase (decrease) in net assets resulting from operations	(20,144,462)	8,036,136

Distributions to shareholders:

From distributable earnings:

Class A Shares	(20,304)	(871	)(a)

Class C Shares	(14,805)	(852	)(a)

Institutional Shares	(33,168)	(4,178,545	)(a)

Investor Shares	(5,228)	(692	)(a)

Class P Shares(b)	(69,243)	—

Class R Shares	(357)	(555	)(a)

Class R6 Shares	(4,232,791)	(737	)(a)

From return of capital:	—	—

Class A Shares	—	(17)

Class C Shares	—	(16)

Institutional Shares	—	(79,805)

Investor Shares	—	(13)

Class R Shares	—	(11)

Class R6 Shares	—	(14)

Total distributions to shareholders	(4,375,896)	(4,262,128)

From share transactions:

Proceeds from sales of shares	270,954,734	225,391,930

Reinvestment of distributions	4,375,658	4,262,128

Cost of shares redeemed	(283,152,789)	(13,758,037)

Net increase (decrease) in net assets resulting from share transactions	(7,822,397)	215,896,021

TOTAL INCREASE (DECREASE)	(32,342,755)	219,670,029

Net assets: (c)

Beginning of year	222,727,507	3,057,478

End of year	$190,384,752	$222,727,507

(a)	Prior year information has been revised to conform to current year presentation, see prior year presentation below:

	Class A	Class C	Institutional	Investor	Class R	Class R6
Distributions from net investment income	$(694)	$(679)	$(3,330,647)	$(552)	$(442)	$(587)
Distributions from net realized gains	(177)	(173)	(847,898)	(140)	(113)	(150)

(b)	Commenced operations on April 17, 2018.
(c)	Prior fiscal year information has been revised to conform with current year presentation. Distributions in excess of net investment income was $(187,896) as of December 31, 2017.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Infrastructure Fund
	Class A Shares
	Year Ended December 31,			Period Ended December 31, 2016(a)
	2018	2017
Per Share Data

Net asset value, beginning of year	$10.85	$9.89		$10.00

Net investment income(b)	0.19	0.22	(c)	0.06

Net realized and unrealized gain (loss)	(1.19)	0.99		0.01

Total from investment operations	(1.00)	1.21		0.07

Distributions to shareholders from net investment income	(0.17)	(0.20)		(0.05)

Distributions to shareholders from net realized gains	—	(0.05)		(0.12)

Distributions to shareholders from return of capital	—	—	(d)	(0.01)

Total distributions	(0.17)	(0.25)		(0.18)

Net asset value, end of year	$9.68	$10.85		$9.89

Total return(e)	(9.31)%	12.29%		0.69%

Net assets, end of year (in 000s)	$1,376	$40		$25

Ratio of net expenses to average net assets	1.38%	1.38%		1.40	%(f)

Ratio of total expenses to average net assets	1.51%	6.20%		15.63	%(f)

Ratio of net investment income to average net assets	1.83%	2.04	%(c)	1.19	%(f)

Portfolio turnover rate(g)	67%	103%		59%

(a)	Commenced operations on June 27, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.71% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Infrastructure Fund
	Class C Shares
	Year Ended December 31,			Period Ended December 31, 2016(a)
	2018	2017
Per Share Data

Net asset value, beginning of year	$10.84	$9.88		$10.00

Net investment income(b)	0.10	0.13	(c)	0.02

Net realized and unrealized gain (loss)	(1.17)	1.00		0.01

Total from investment operations	(1.07)	1.13		0.03

Distributions to shareholders from net investment income	(0.12)	(0.14)		(0.02)

Distributions to shareholders from net realized gains	—	(0.03)		(0.12)

Distributions to shareholders from return of capital	—	—	(d)	(0.01)

Total distributions	(0.12)	(0.17)		(0.15)

Net asset value, end of year	$9.65	$10.84		$9.88

Total return(e)	(9.96)%	11.46%		0.30%

Net assets, end of year (in 000s)	$1,383	$57		$51

Ratio of net expenses to average net assets	2.13%	2.14%		2.14	%(f)

Ratio of total expenses to average net assets	2.26%	7.06%		16.73	%(f)

Ratio of net investment income to average net assets	1.00%	1.24	%(c)	0.46	%(f)

Portfolio turnover rate(g)	67%	103%		59%

(a)	Commenced operations on June 27, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.71% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Infrastructure Fund
	Institutional Shares
	Year Ended December 31,			Period Ended December 31, 2016(a)
	2018	2017
Per Share Data

Net asset value, beginning of year	$10.85	$9.89		$10.00

Net investment income(b)	0.06	0.29	(c)	0.08

Net realized and unrealized gain (loss)	(1.02)	0.96		0.01

Total from investment operations	(0.96)	1.25		0.09

Distributions to shareholders from net investment income	(0.18)	(0.20)		(0.07)

Distributions to shareholders from net realized gains	—	(0.08)		(0.12)

Distributions to shareholders from return of capital	—	(0.01)		(0.01)

Total distributions	(0.18)	(0.29)		(0.20)

Net asset value, end of year	$9.71	$10.85		$9.89

Total return(d)	(8.89)%	12.72%		0.89%

Net assets, end of year (in 000s)	$1,737	$222,546		$2,906

Ratio of net expenses to average net assets	0.99%	0.99%		0.99	%(e)

Ratio of total expenses to average net assets	1.06%	1.29%		15.23	%(e)

Ratio of net investment income to average net assets	0.54%	2.65	%(c)	1.59	%(e)

Portfolio turnover rate(f)	67%	103%		59%

(a)	Commenced operations on June 27, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.71% of average net assets.
(d)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Infrastructure Fund
	Investor Shares
	Year Ended December 31,			Period Ended December 31, 2016(a)
	2018	2017
Per Share Data

Net asset value, beginning of year	$10.85	$9.89		$10.00

Net investment income(b)	0.20	0.24	(c)	0.08

Net realized and unrealized gain (loss)	(1.18)	0.99		—	(d)

Total from investment operations	(0.98)	1.23		0.08

Distributions to shareholders from net investment income	(0.19)	(0.21)		(0.06)

Distributions to shareholders from net realized gains	—	(0.05)		(0.12)

Distributions to shareholders from return of capital	—	(0.01)		(0.01)

Total distributions	(0.19)	(0.27)		(0.19)

Net asset value, end of year	$9.68	$10.85		$9.89

Total return(e)	(9.00)%	12.56%		0.91%

Net assets, end of year (in 000s)	$279	$28		$25

Ratio of net expenses to average net assets	1.13%	1.14%		0.95	%(f)

Ratio of total expenses to average net assets	1.25%	6.05%		15.19	%(f)

Ratio of net investment income to average net assets	1.95%	2.23	%(c)	1.63	%(f)

Portfolio turnover rate(g)	67%	103%		59%

(a)	Commenced operations on June 27, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.71% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Global Infrastructure Fund
	Class P Shares
	Period Ended December 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$10.47

Net investment income(b)	0.12

Net realized and unrealized loss	(0.73)

Total from investment operations	(0.61)

Distributions to shareholders from net investment income	(0.18)

Net asset value, end of period	$9.68

Total return(c)	(5.91)%

Net assets, end of period (in 000s)	$2,278

Ratio of net expenses to average net assets	0.98	%(d)

Ratio of total expenses to average net assets	1.14	%(d)

Ratio of net investment income to average net assets	1.68	%(d)

Portfolio turnover rate(e)	67%

(a)	Class P Shares commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Infrastructure Fund
	Class R Shares
	Year Ended December 31,			Period Ended December 31, 2016(a)
	2018	2017
Per Share Data

Net asset value, beginning of year	$10.85	$9.89		$10.00

Net investment income(b)	0.14	0.18	(c)	0.05

Net realized and unrealized gain (loss)	(1.16)	1.00		0.01

Total from investment operations	(1.02)	1.18		0.06

Distributions to shareholders from net investment income	(0.14)	(0.18)		(0.04)

Distributions to shareholders from net realized gains	—	(0.04)		(0.12)

Distributions to shareholders from return of capital	—	—	(d)	(0.01)

Total distributions	(0.14)	(0.22)		(0.17)

Net asset value, end of year	$9.69	$10.85		$9.89

Total return(e)	(9.49)%	12.00%		0.82%

Net assets, end of year (in 000s)	$25	$28		$25

Ratio of net expenses to average net assets	1.63%	1.64%		1.15	%(f)

Ratio of total expenses to average net assets	1.75%	6.55%		15.38	%(f)

Ratio of net investment income to average net assets	1.30%	1.74	%(c)	1.44	%(f)

Portfolio turnover rate(g)	67%	103%		59%

(a)	Commenced operations on June 27, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.71% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Infrastructure Fund
	Class R6 Shares
	Year Ended December 31,			Period Ended December 31, 2016(a)
	2018	2017
Per Share Data

Net asset value, beginning of year	$10.85	$9.89		$10.00

Net investment income(b)	0.22	0.26	(c)	0.09

Net realized and unrealized gain (loss)	(1.18)	0.99		—	(d)

Total from investment operations	(0.96)	1.25		0.09

Distributions to shareholders from net investment income	(0.20)	(0.22)		(0.07)

Distributions to shareholders from net realized gains	—	(0.06)		(0.12)

Distributions to shareholders from return of capital	—	(0.01)		(0.01)

Total distributions	(0.20)	(0.29)		(0.20)

Net asset value, end of year	$9.69	$10.85		$9.89

Total return(e)	(8.88)%	12.74%		0.56%

Net assets, end of year (in 000s)	$183,306	$28		$25

Ratio of net expenses to average net assets	0.98%	0.97%		1.65	%(f)

Ratio of total expenses to average net assets	1.10%	5.88%		15.88	%(f)

Ratio of net investment income to average net assets	2.17%	2.40	%(c)	0.93	%(f)

Portfolio turnover rate(g)	67%	103%		59%

(a)	Commenced operations on June 27, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.71% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Notes to Financial Statements

December 31, 2018

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Goldman Sachs Global Infrastructure Fund (the “Fund”) is a non-diversified portfolio and currently offers seven classes of shares: Class A, Class C, Institutional, Investor, Class P (commenced operations on April 17, 2018), Class R, and Class R6 Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class P, Class R and Class R6 shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. The Fund records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly, and distributions from net capital gains, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

23

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

24

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of December 31, 2018:

GLOBAL INFRASTRUCTURE FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$—	$10,706,291	$—

Australia and Oceania	—	10,791,791	—

Europe	862,985	43,731,567	—

North America	124,755,029	—	—

Total	$125,618,014	$65,229,649	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent third-party (fair value) service for certain international equity securities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedule of Investments.

25

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

December 31, 2018

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets. For the fiscal year ended December 31, 2018, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate						Effective Net Management Rate*
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
0.90%	0.81%	0.77%	0.75%	0.74%	0.90%	0.90%

*	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests. For the fiscal year ended December 31, 2018, GSAM waived $1,650 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. For the fiscal year ended December 31, 2018, Goldman Sachs advised that it retained $4,628 for Class A Shares and did not retain any portion of the CDSC for Class C Shares for this Fund.

D.  Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional Shares.

26

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund are 0.054%. These Other Expense limitations will remain in place through at least April 30, 2019 for Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended December 31, 2018, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions
$1,650	$2	$240,704	$242,356

G.  Line of Credit Facility — As of December 31, 2018, the Fund participated in a $770,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2018, the Fund did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2018 , Goldman Sachs did not earn any brokerage commissions from portfolio transactions, on behalf of the Fund.

The following table provides information about the Fund’s investments in the Underlying Fund as of and for the fiscal year ended December 31, 2018:

Underlying Fund	Beginning Value as of December 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2018	Shares as of December 31, 2018	Dividend Income
Goldman Sachs Financial Square Government Fund — Institutional Shares	$5,465,174	$57,143,795	$(62,608,969)	$—	$—	$15,510

As of December 31, 2018, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 91% of Institutional Shares, 9% of Investor Shares and 100% of Class R Shares of the Fund.

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2018, were $ 147,883,923 and $ 145,388,762.

27

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

December 31, 2018

6. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2017	2018
Distribution paid from:
Ordinary income	$4,173,777	$4,375,896
Net long-term capital gains	8,475	—
Total taxable distributions	$4,182,252	$4,375,896
Tax return of capital	$79,876	$—

As of December 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$424,617
Undistributed long-term capital gains	—
Total undistributed earnings	$424,617
Capital loss carryforwards:
Perpetual Short-Term	$(5,052,140)
Perpetual Long-Term	(1,127,482)
Total capital loss carryforwards	$(6,179,622)
Timing differences (Post October Loss Deferral)	$(1,356,757)
Unrealized gains (losses) — net	(12,750,987)
Total accumulated earnings (losses) — net	$(19,862,749)

As of December 31, 2018, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$203,597,838
Gross unrealized gain	9,906,032
Gross unrealized loss	(22,657,019)
Net unrealized gains (losses) on securities	$(12,750,987)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales.

The Fund reclassed $804,022 from paid in capital to distributable earnings for the year ending December 31, 2018. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund’s and result primarily from differences in the tax treatment of partnership investments and underlying fund investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior two years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government

28

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

7. OTHER RISKS (continued)

regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Geographic Risk — If the Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/ or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Industry Concentration Risk — Concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if its investments were diversified across different industries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

29

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

December 31, 2018

7. OTHER RISKS (continued)

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. OTHER MATTERS

In September 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in the ASU modify fair value measurement disclosures. The amendments are effective for the Fund’s fiscal year beginning after December 15, 2019. GSAM is currently evaluating the impact, if any, of the amendments.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Global Infrastructure Fund

	For the Fiscal Year Ended December 31, 2018		For the Fiscal Year Ended December 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	152,177	$1,589,200	1,013	$10,250
Reinvestment of distributions	1,992	20,288	83	888
Shares redeemed	(15,661)	(162,317)	—	—
	138,508	1,447,171	1,096	11,138
Class C Shares
Shares sold	149,215	1,561,262	—	—
Reinvestment of distributions	1,452	14,805	82	868
Shares redeemed	(12,536)	(129,231)	—	—
	138,131	1,446,836	82	868
Institutional Shares
Shares sold	1,137,450	12,353,955	21,083,253	225,381,680
Reinvestment of distributions	3,227	32,946	398,887	4,258,350
Shares redeemed	(21,470,145)	(217,379,579)	(1,267,527)	(13,758,037)
	(20,329,468)	(204,992,678)	20,214,613	215,881,993
Investor Shares
Shares sold	25,959	274,026	—	—
Reinvestment of distributions	513	5,228	67	705
Shares redeemed	(313)	(3,100)	—	—
	26,159	276,154	67	705
Class P Shares(a)
Shares sold	767,142	7,855,477	—	—
Reinvestment of distributions	6,831	69,243	—	—
Shares redeemed	(538,568)	(5,289,881)	—	—
	235,405	2,634,839	—	—
Class R Shares
Reinvestment of distributions	35	357	53	566
	35	357	53	566
Class R6 Shares
Shares sold	24,375,895	247,320,814	—	—
Reinvestment of distributions	415,361	4,232,791	70	751
Shares redeemed	(5,867,364)	(60,188,681)	—	—
	18,923,892	191,364,924	70	751
NET INCREASE (DECREASE)	(867,338)	$(7,822,397)	20,215,981	$215,896,021

(a)	Class P Shares commenced operations on April 17, 2018.

31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of

Goldman Sachs Global Infrastructure Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Global Infrastructure Fund (one of the funds constituting Goldman Sachs Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018 and the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year ended December 31, 2018, and the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 26, 2019

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

32

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Fund Expenses — Period Ended December 31, 2018 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class P, Class R or Class R6 Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 through December 31, 2018, which represents a period of 184 days in a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Global Infrastructure Fund
Share Class	Beginning Account Value 7/1/18	Ending Account Value 12/31/18		Expenses Paid for the 6 months ended 12/31/18*
Class A
Actual	$1,000.00	$925.70		$6.70
Hypothetical 5% return	1,000.00	1,018.25	+	7.02
Class C
Actual	1,000.00	922.70		10.32
Hypothetical 5% return	1,000.00	1,014.47	+	10.82
Institutional
Actual	1,000.00	927.90		4.81
Hypothetical 5% return	1,000.00	1,020.21	+	5.04
Investor
Actual	1,000.00	928.00		5.49
Hypothetical 5% return	1,000.00	1,019.51	+	5.75
Class P
Actual	1,000.00	928.60		4.76
Hypothethical 5% return	1,000.00	1,020.27	+	4.99
Class R
Actual	1,000.00	925.40		7.91
Hypothetical 5% return	1,000.00	1,016.99	+	8.29
Class R6
Actual	1,000.00	928.70		4.76
Hypothetical 5% return	1,000.00	1,020.27	+	4.99

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class P	Class R	Class R6
Global Infrastructure Fund	1.38%	2.13%	0.99%	1.13%	0.98%	1.63%	0.98%

33

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 69	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Director, Emerson Center for the Arts and Culture (2011-2017); and Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None
Kathryn A. Cassidy Age: 64	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None
Diana M. Daniels Age: 69	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003- 2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None
Herbert J. Markley Age: 68	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007- 2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None
Roy W. Templin Age: 58	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 67	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

34

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 56	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				156	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2018.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2018, Goldman Sachs Trust consisted of 90 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 29 portfolios (14 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

35

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 56	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 41	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 47	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2018.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Global Infrastructure Fund — Tax Information (Unaudited)

For the year ended December 31, 2018, 49.05% of the dividends paid from net investment company taxable income by the Global Infrastructure Fund qualify for the dividends received deduction available to corporations.

For the fiscal year ended December 31, 2018, 100% of the dividends paid from net investment company taxable income by the Global Infrastructure Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

36

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.34 trillion in assets under supervision as of December 31, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[4]
∎	International Equity ESG Fund[5]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[8]
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[5]	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer

and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The report concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of December 31, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2019 Goldman Sachs. All rights reserved. 155712-OTU-926029 GBLINFRAAR-19/284

Goldman Sachs Funds

Annual Report	December 31, 2018

Real Estate Securities Funds
Global Real Estate Securities
International Real Estate Securities
Real Estate Securities

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

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Goldman Sachs Real Estate Securities Funds

∎	GLOBAL REAL ESTATE SECURITIES

∎	INTERNATIONAL REAL ESTATE SECURITIES

∎	REAL ESTATE SECURITIES

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

What Differentiates the Goldman Sachs

Real Estate Securities Investment Process?

The Goldman Sachs Global Real Estate Securities, International Real Estate Securities and Real Estate Securities Funds seek to generate long-term growth of capital and dividend income by investing primarily in real estate industry companies on an international or domestic basis, including real estate investment trusts (“REITs”) that offer daily liquidity and have historically strong returns, low volatility and low correlation to traditional asset classes.

Goldman Sachs’ Real Estate Securities Investment Process

Buy high quality companies.

We seek to purchase those companies that combine strong market exposures, management teams, capital structures and growth prospects.

Buy at a reasonable price.

We seek to consistently select securities that are trading at discounts to their intrinsic value.

Diversification reduces risk.

We seek to diversify the portfolio holdings based on property type and geographic markets to manage risk without compromising returns.

Team Based:

Portfolio decisions are made by the entire team.

Continuous Scrutiny:

Market, industry and company developments are reviewed daily.

Fundamental Analysis:

Portfolio holdings are determined by the risk/reward characteristics of an issuer and the team’s conviction in the overall business and management’s ability to create value.

Real estate securities portfolio that:

∎	is a high quality portfolio that is strategically positioned for long-term growth potential
∎	is a result of bottom-up stock selection with a focus on long-term investing

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PORTFOLIO RESULTS

Goldman Sachs Global Real Estate Securities Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Goldman Sachs Global Real Estate Securities Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R and Class R6 Shares generated average annual total returns, without sales charges, of -5.77%, -6.45%, -5.41%, -5.50%, -5.97% and -5.44%, respectively. These returns compare to the -5.46% average annual total return of the Fund’s benchmark, the FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged) (the “FTSE Index”) during the same period. The Fund’s former benchmark, the FTSE EPRA/NAREIT Developed Index (Gross, USD, unhedged) returned -4.74% during the same period.

For the period since their inception on April 17, 2018 through December 31, 2018, the Fund’s Class P shares generated a cumulative total return of -2.69%. This compares to the -2.12% cumulative total return of the FTSE Index during the same time period. The FTSE EPRA/NAREIT Developed Index (Gross, USD, unhedged) returned -1.59% during the same period.

Q	What economic and market factors most influenced the global real estate securities market as a whole during the Reporting Period?

A	For the Reporting Period overall, the global real estate securities market, as measured by the FTSE Index, returned -5.46%. The U.K. and Singapore were the weakest performing markets, while Japan was the only country that posted a positive return for the Reporting Period. The Singapore real estate market experienced improving macroeconomic conditions and a pick-up in broad-based domestic demand. However, despite these factors, it also saw its locally-listed real estate investment trusts (“REITs”) struggle due to market concerns about the sustainability of the current residential cycle, driven by the broader rising interest rate environment and elevated 10-year Singapore government securities yields. In Japan, on the other hand, demand for property markets benefited from ongoing quantitative easing by the Bank of Japan as well as from better than consensus expected Gross Domestic Product (“GDP”) growth.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Most share classes of the Fund closely tracked the FTSE Index during the Reporting Period. Stock selection in the U.K., Australia and Canada contributed most positively. Stock selection in the U.S., continental Europe and Singapore detracted most. Sector allocation overall had a modestly positive effect on relative results during the Reporting Period, attributable primarily to a position in cash during a calendar year when the FTSE Index declined.

Q	What were some of the Fund’s best-performing individual holdings?

A	HCP, a REIT that invests in health care-related real estate throughout the U.S., was the top positive contributor to the Fund’s returns during the Reporting Period. Its stock performed well in 2018, as the company made great progress in strengthening its balance sheet in efforts to drive more consistent cash flows. At the end of the Reporting Period, we were pleased with HCP’s high exposure to triple net leases relative to its peers, which, in our view, mitigates the risk of weak occupancy rates in senior housing on a forward-looking basis. (Triple net properties are typically single-tenant retail properties leased to tenants with high credit ratings on “net, net, net” terms, meaning the tenant is responsible for real estate taxes, insurance, and all maintenance.) Additionally, we viewed HCP as well positioned in its life science business segment given its presence in San Francisco and San Diego, two of the largest markets for this business segment.

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PORTFOLIO RESULTS

Orix JREIT, a Japanese REIT (“J-REIT”) primarily managing high quality office and retail leasing properties in Tokyo, was another top contributor to the Fund’s relative results during the Reporting Period. The REIT was one of the top performing J-REITs in 2018. Its property portfolio benefited from a robust business and leasing environment in Tokyo, while its management team effectively executed the purchase of a few quality assets early in the Reporting Period. As Orix JREIT outperformed the FTSE Index during the Reporting Period, we decided to take profits in the stock during the Reporting Period and reinvest the capital into other opportunities in Japan’s real estate market.

Q	Which positions detracted significantly from the Fund’s performance during the Reporting Period?

A	Welltower, a U.S. health care REIT operating a mix of senior housing, medical office buildings and skilled nursing facilities, was the top detractor from the Fund’s results during the Reporting Period. Its stock appreciated following a solid quarterly earnings report at the end of April 2018, as the company exceeded market expectations on projected revenue, and thus the Fund’s relative performance was negatively affected by being underweight the name. At the end of the Reporting Period, we remained positive on Welltower, as the company benefits, in our view, from a strong balance sheet, ratings momentum, an improving portfolio of properties and low issuance risk. In addition, we believed Welltower was well positioned to capitalize on aging demographic trends.

City Developments, a Singapore-based diversified real estate developer with exposure to the condominium, hotel and office subsectors*, was also a top detractor from the Fund’s results during the Reporting Period. Its weak performance was largely attributable to new property cooling measures announced by the Singapore government targeting speculative buyers and foreigners. While strong fundamentals for the occupier market largely remained intact, with completion rates estimated to remain below the historical average for the next three years and withdrawals from the residential supply caused by “en bloc” sales, we believe the cooling measures have the potential to reduce land banking and en bloc participation by developers. (In real estate, an en bloc sale, or collective sale, occurs when the there is a sale of two or more property units to a common developer.) At the end of the Reporting Period, we believed City Developments remained well positioned to weather market volatility due to what we consider to be its complementary and diversified asset base, strong project launch pipeline and further initiatives to unlock asset value.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we re-initiated a position in Mitsubishi Estate, having sold the Fund’s position in this Japanese diversified real estate landlord and developer focused on prime Tokyo office space, during the Fund’s prior fiscal year. Shares of the company had not performed well during the last three years due to weaker than peer rental performance from its Marunouchi-focused prime office portfolio and residential development business. However, looking ahead, we believe its office portfolio of superior asset quality is likely to perform strongly, as the Tokyo vacancy rate dipped below 4% during the Reporting Period, providing, in our view, tailwinds for landlords’ pricing power. As such, we re-established a Fund position in Mitsubishi Estate, as we viewed the stock to be trading at an attractive valuation.

We established a Fund position in GLP J-REIT, a large-scale logistics warehouse manager, during the Reporting Period. In line with other logistics peers, GLP J-REIT had underperformed the broader J-REIT sector and began to trade at what we viewed as a relatively inexpensive valuation due to concerns about new supply over the past two years. In our view, demand for modern logistics facilities remains strong, as e-commerce continues to penetrate the retail landscape, albeit at a slower rate than in other developed countries. We believe supply concerns have already been priced in, and physical supply risk is likely to recede going forward should demand remain robust. We believe GLP J-REIT remains well positioned to benefit from this environment, as it has, in our view, one of the best management teams and high asset quality.

*	Sector and subsector allocations throughout this shareholder report are defined by GSAM and may differ from sector and subsector allocations used by the FTSE Index.

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PORTFOLIO RESULTS

Conversely, we eliminated the Fund’s position in Mitsui Fudosan, Japan’s second largest property developer. During the Reporting Period, shares of the company rose due largely to active office redevelopment and improved residential development margins. However, we believe maintaining high earnings growth could become challenging for Mitsui Fudosan going forward. Additionally, we felt the developer’s new office project completions may incur higher than consensus expected opening costs, as indicated by its management team’s modest guidance for full-year 2018 results announced in May 2018. After the company’s shares performed strongly following a small-scale buyback in May 2018, we decided to sell the position, taking profits and redeploying the capital to other investments within Japan.

We exited the Fund’s position in Brixmor Property Group, a U.S. REIT that owns and operates grocery-anchored community and neighborhood shopping centers in the U.S., early in 2018. Shares of the company underperformed the FTSE Index early in the Reporting Period, largely due to the broad-based pullback in the retail sector in January 2018. As such, we decided to eliminate the Fund position and allocate the proceeds to names we felt had greater risk/return potential.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making regional, country or subsector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its regional or subsector weights are generally the direct result of individual stock selection or of real estate securities’ appreciation or depreciation. That said, the Fund’s exposure to the U.S., continental Europe and Singapore decreased relative to the FTSE Index during the Reporting Period. The Fund’s position in cash increased.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	From a region/country perspective, the Fund was overweight relative to the FTSE Index in the U.S., France, Spain, Ireland and Norway, was rather neutrally weighted compared to the FTSE Index in Hong Kong, the United Kingdom, Australia, Canada and Sweden, and was underweighted in the other constituent countries of the FTSE Index at the end of December 2018.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed international REITs could resume their generation of positive returns given robust demand and improving sentiment across most subsectors and geographies. Reported GDP in countries like Japan and Germany surpassed consensus estimates during the Reporting Period, while trade and consumption in continental Europe, the U.K. and China stayed strong. Furthermore, business spending and sentiment appeared to be picking up across industries, including financials, hospitality and information technology, in the absence of wage pressures. We view these trends as indications of ongoing growth potential in demand for real estate space. Anticipating an eventual interest rate hike by several developed market central banks, many international REITs have also locked in low-cost debt funding whenever available and have generally maintained what we consider to be strong balance sheets in the wake of the 2008 recession. Despite some rise in yields at both the short-term and long-term ends of the rate curves for a few major countries, we observed the funding environment for REITs remained quite open and inexpensive relative to the consensus outlook of the long-term cash yield from REITs’ underlying assets. In our view, the favorable environment at the end of the Reporting Period may allow REITs to deploy capital toward high quality projects to potentially drive future growth.

Overall, we believe international REITs can continue to offer attractive liquidity and risk-adjusted total returns given the yield, growth, diversification and inflation-hedging benefits the asset class has historically exhibited. On a stock level, we believe opportunities abound, as various property subsectors and geographies could offer wide dispersions in returns. As fundamental, bottom-up investors, we see opportunities beyond the headline risks associated with certain regions and intend to continue to focus our approach on those companies that have well-capitalized balance sheets and that possess quality attributes, such as a robust business model, a high quality asset exposure and a strong management team with a sound reinvestment strategy.

As for the U.S. real estate market, we maintained a constructive outlook for U.S. REITs overall at the end of the Reporting Period. First, despite being late in the real estate cycle, we believed fundamentals remained generally healthy, with limited supply and stable or improving demand. Second, we felt the macro backdrop for REITs had improved with a moderating economic growth outlook and ebbing interest

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PORTFOLIO RESULTS

rate concerns. This improved backdrop is, in our view, a positive for financing costs, which, in turn, may translate to increased flows from investors seeking defense, yield and potentially better returns. Third, in our opinion, the dividend sustainability potential of REITs is high, and the quality of REITs’ growth has improved. Fourth, increased merger and acquisition activity should provide additional support to the sector, as record levels of private capital may translate to price discovery in listed markets. Finally, despite the decline of the fourth quarter of 2018, we believe valuations of most REITs remained attractive, especially relative to bonds, equities and private real estate companies.

Against this backdrop, we believe U.S. REIT returns may fall somewhere between those of equities and fixed income over the long term given that U.S. REITs offer some equity-like attributes, such as the ability to grow, and some fixed income-like attributes, such as attractive yield. For the upcoming calendar year, we believe U.S. REITs may offer attractive returns that outperform both fixed income and equities, especially cyclical equities, given moderating interest rate and economic growth market expectations. We believe such U.S. REIT returns will likely be comprised of dividend yield and growth (factoring in no multiple expansion), with the potential for upside from merger and acquisition activity.

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FUND BASICS

Global Real Estate Securities Fund

as of December 31, 2018

PERFORMANCE REVIEW

January 1, 2018– December 31, 2018	Fund Total Return (based on NAV)[1]	FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged)[2]	FTSE EPRA/NAREIT Developed Index (Gross, USD, Unhedged)[3]

Class A	-5.77%	-5.46%	-4.74%
Class C	-6.45	-5.46	-4.74
Institutional	-5.41	-5.46	-4.74
Investor	-5.50	-5.46	-4.74
Class R	-5.97	-5.46	-4.74
Class R6	-5.44	-5.46	-4.74

April 17, 2018–December 31, 2018
Class P	-2.69%	-2.12%	-1.59%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged) is designed to track the performance of listed real estate companies and REITS worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and Exchange Traded Funds (ETFs). It is not possible to invest directly in an index. Effective February 23, 2018, the Fund changed its benchmark index from gross total return to net total return to more accurately reflect the impact of international withholding taxes in the benchmark index’s return.

[3]	The FTSE EPRA/NAREIT Developed Index (Gross, USD, Unhedged) is designed to track the performance of listed real estate companies and REITS worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and Exchange Traded Funds (ETFs). It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[4]

For the period ended 12/31/18	One Year	Since Inception	Inception Date

Class A	-10.96%	0.89%	8/31/15
Class C	-7.39	1.86	8/31/15
Institutional	-5.41	3.03	8/31/15
Investor	-5.50	2.87	8/31/15
Class P	N/A	-2.69	4/17/18
Class R	-5.97	2.38	8/31/15
Class R6	-5.44	3.03	8/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be

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FUND BASICS

worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.36%	1.51%
Class C	2.11	2.26
Institutional	0.97	1.12
Investor	1.11	1.26
Class P	0.96	1.11
Class R	1.61	1.76
Class R6	0.96	1.11

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/18[6,7]

Holding	% of Net Assets	Subsectors	Country

Simon Property Group, Inc. (REIT)	4.8%	Retail	United States
CK Asset Holdings Ltd.	3.3	Real Estate Development	Hong Kong
Prologis, Inc. (REIT)	3.2	Industrial	United States
AvalonBay Communities, Inc. (REIT)	3.2	Residential	United States
Vonovia SE	3.2	Real Estate Operating Companies	Germany
Mitsubishi Estate Co. Ltd.	3.1	Diversified	Japan
Sun Hung Kai Properties Ltd.	2.8	Diversified	Hong Kong
Equity Residential (REIT)	2.7	Residential	United States
Ventas, Inc. (REIT)	2.7	Health Care	United States
Public Storage (REIT)	2.7	Specialized	United States

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

[7]	The Fund’s overall top ten holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment company) which represents 6.5% of the Fund’s net assets as of 12/31/18.

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FUND BASICS

FUND VS. BENCHMARK COUNTRY ALLOCATION[8]

As of December 31, 2018

[8]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall country allocations may differ from percentages contained in the graph above. The percentage shown for each country reflects the value of investments in that country as a percentage of market value. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

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GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Performance Summary

December 31, 2018

The following graph shows the value as of December 31, 2018, of a $1,000,000 investment made on August 31, 2015 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged) (with dividends reinvested), and the Fund’s former benchmark, FTSE EPRA/NAREIT Developed Index (Gross, USD, Unhedged) (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class P, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Global Real Estate Securities Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from August 31, 2015 through December 31, 2018.

Average Annual Total Return through December 31, 2018	One Year	Three Years	Since Inception
Class A (Commenced August 31, 2015)
Excluding sales charges	-5.77%	1.01%	2.60%
Including sales charges	-10.96%	-0.88%	0.89%

Class C (Commenced August 31, 2015)
Excluding contingent deferred sales charges	-6.45%	0.29%	1.86%
Including contingent deferred sales charges	-7.39%	0.29%	1.86%

Institutional (Commenced August 31, 2015)	-5.41%	1.45%	3.03%

Investor (Commenced August 31, 2015)	-5.50%	1.28%	2.87%

Class P (Commenced April 17, 2018)	N/A	N/A	-2.69%*

Class R (Commenced August 31, 2015)	-5.97%	0.79%	2.38%

Class R6 (Commenced August 31, 2015)	-5.44%	1.44%	3.03%

*	Total return for periods of less than one year represents cumulative total return.

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PORTFOLIO RESULTS

Goldman Sachs International Real Estate Securities Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Goldman Sachs International Real Estate Securities Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor and R6 Shares generated average annual total returns, without sales charges, of -7.19%, -7.89%, -6.72%, -7.00% and -6.71%, respectively. These returns compare to the -6.41% average annual total return of the Fund’s benchmark, the FTSE EPRA/NAREIT Developed Ex US Real Estate Index (Net, USD, Unhedged) (the “Real Estate Index”) during the same period. The FTSE EPRA/NAREIT Developed Ex US Real Estate Index (gross, USD, unhedged) returned -5.79% for the same period.

For the period since their inception on April 17, 2018 through December 31, 2018, the Fund’s Class P shares generated a cumulative total return of -8.45%. This compares to the -7.17% cumulative total return of the Real Estate Index during the same time period. The FTSE EPRA/NAREIT Developed Ex US Real Estate Index (gross, USD, unhedged) returned -6.70% during the same period.

Q	What economic and market factors most influenced the international real estate securities market as a whole during the Reporting Period?

A	For the Reporting Period overall, the international real estate securities market, as measured by the Real Estate Index, underperformed the U.S. real estate securities market, as measured by the Wilshire Real Estate Securities Index (with dividends reinvested), by approximately one percentage point, but outperformed the broad international equity market, as measured by the MSCI EAFE® Index (net), by just less than eight percentage points.

The Real Estate Index returned -0.66% during the first quarter of 2018. Japan and the U.K. were the best performing markets, while Australia and Hong Kong were weakest, generating negative absolute returns. In Japan, demand for property markets benefited from continued quantitative easing by the Bank of Japan as well as from better than consensus expected Gross Domestic Product (“GDP”) growth. In Australia, signs of capitalization rate compression ending, in conjunction with weaker outlooks for rental growth, weighed on its real estate market broadly. (Capitalization rate, or “cap rate,” is the ratio of net operating income of a property to its market value, i.e. the percentage return an investor would get if they purchased the property for cash. When cap rates are down, or compressing, it means real estate values are increasing.)

The Real Estate Index returned 0.25% during the second quarter of 2018. Australia and Germany were the best performing markets, while Singapore and Spain were weakest, generating negative absolute returns. Merger and acquisition activity led the Australian real estate market higher during the quarter, while the Singapore real estate investment trust (“REIT”) market underperformed due primarily to new equity issuance that led to profit-taking amongst residential developers.

The Real Estate Index returned -1.08% during the third quarter of 2018. The U.K. and Japan generated negative absolute returns, while Canada and Singapore were the best performing markets. The U.K. REIT market underperformed due to ongoing concerns around Brexit, or the U.K.’s exit from the European Union, along with a softening retail landscape. A healthy residential market led Canadian REITs higher during the quarter.

The Real Estate Index returned -5.23% during the fourth quarter of 2018. Japan was the only market in the Real Estate Index to generate a positive return during the quarter, while the U.K. and continental Europe were the worst performing regions.

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PORTFOLIO RESULTS

For the Reporting Period overall, rising interest rates hurt the international real estate market, as the increased cost of capital negatively affected real estate company operators’ margins and free cash flow/funds from operations. E-commerce disruption was a negative for the retail subsector*, with a couple of high profile store closures weighing on market sentiment. This was particularly pronounced in the U.K., where the number of store closures during the first half of the Reporting Period already matched that of calendar year 2017. Still, data showed that such disruption was not as universal as many had thought, with high quality retail posting improving sales and revenue figures. The industrial subsector benefited from this disruption conversely, as there was growing demand for quicker shipments of goods, requiring locations near city centers, which tend to be more expensive and higher quality real estate. This generally led to rental growth and low vacancies within the subsector, both positive drivers for earnings. (Disruption, in this context, displaces an existing market, industry or technology and produces something new and more efficient and worthwhile, at once destructive and creative.) The hotel subsector was another strong performer during the Reporting Period, as an improving global economy fueled increases in corporate travel demand. Hotels are able to reprice rooms daily, which helps shield companies from the effects of inflation and rising interest rates.

For the Reporting Period overall, Japan was the best performing market by far and the only one to post a positive return. The U.K., Singapore and continental Europe were the weakest performing markets during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the Real Estate Index on a relative basis during the Reporting Period. Stock selection in continental Europe and Singapore detracted most from the Fund’s relative results. Partially offsetting these detractors was stock selection in the U.K., Canada and Australia, which contributed positively to the Fund’s relative results.

From a subsector perspective, stock selection in the office, residential and industrial subsectors detracted. Partially offsetting these detractors was stock selection in retail and diversified, which contributed positively to the Fund’s relative results. Having a position in cash during a Reporting Period when the Real Estate Index declined also added value.

Q	Which positions detracted significantly from the Fund’s performance during the Reporting Period?

A	A position in Klepierre, which is a French REIT owning shopping centers across Europe and office properties in Paris, was the largest detractor from the Fund’s relative results during the Reporting Period. The company announced an offer to purchase U.K-based mall owner Hammerson during the Reporting Period for 50% cash and 50% shares. Shares of Klepierre struggled following Hammerson’s swift rejection of the proposal, as it found Klepierre’s bid to be highly opportunistic. The market reacted negatively to this development, as the tone of Hammerson’s response suggested the parties were not close to a deal, creating uncertainty for Klepierre’s next move. In our view, this reaction by the market was largely overblown, as the company’s fundamentals remained unchanged from the rejected bid. At the end of the Reporting Period, we believed increasing net rental incomes combined with decreasing cost of debt may well allow Klepierre to continue net current cash flow growth.

City Developments, a Singapore-based diversified real estate developer with exposure to the condominium, hotel and office subsectors, was also a top detractor from the Fund’s results during the Reporting Period. Its weak performance was largely attributable to new property cooling measures announced by the Singapore government targeting speculative buyers and foreigners. While strong fundamentals for the occupier market largely remained intact, with completion rates estimated to remain below the historical average for the next three years and withdrawals from the residential supply caused by “en bloc” sales, we believe the cooling measures have the potential to reduce land banking and en bloc participation by developers. (In real estate, an en bloc sale, or collective sale, occurs when the there is a sale of two or more property units to a common developer.) At the end of the Reporting Period, we believed City Developments remained well positioned to weather market volatility due to what we consider to be its complementary and diversified asset base, strong project launch pipeline and further initiatives to unlock asset value.

Q	What were some of the Fund’s best-performing individual holdings?

A	Hammerson, a mall owner headquartered in the U.K., was the top positive contributor to the Fund’s relative results

*	Sector and subsector allocations are defined by GSAM and may differ from sector and subsector allocations used by the Real Estate Index.

11

PORTFOLIO RESULTS

during the Reporting Period. As mentioned earlier, the company received a 50% cash/50% shares offer from Klepierre, a French REIT shopping center owner, during March 2018, which was promptly rejected by Hammerson, as it felt the bid was highly opportunistic. Hammerson also placed a bid to purchase Intu Properties, another U.K.-based shopping center owner, which ultimately fell through. Shares of Hammerson traded higher because of the bid. Given its strong performance, we opted to sell the Fund’s position in Hammerson by the end of the Reporting Period, taking profits.

Sumitomo Realty & Development (“Sumitomo”), a Japanese diversified real estate landlord and developer, also contributed positively to the Fund’s relative results during the Reporting Period. The company enjoyed strong momentum in both presales among its central Tokyo apartment projects and office leasing on the back of low office vacancy levels. At the end of the Reporting Period, we believed Sumitomo had solid completion pipelines for both apartment and office segments, which, in our view, could help to support its future earnings growth.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use the derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

We established a Fund position in GLP J-REIT, a large-scale logistics warehouse manager, during the Reporting Period. In line with other logistics peers, GLP J-REIT had underperformed the broader J-REIT sector and began to trade at what we viewed as a relatively inexpensive valuation due to concerns about new supply over the past two years. In our view, demand for modern logistics facilities remains strong, as e-commerce continues to penetrate the retail landscape, albeit at a slower rate than in other developed countries. We believe supply concerns have already been priced in, and physical supply risk is likely to recede going forward should demand remain robust. We believe GLP J-REIT remains well positioned to benefit from this environment, as it has, in our view, one of the best management teams and high asset quality.

We initiated a Fund position in Gecina, an owner and operator of office properties in France. In our view, Gecina has the opportunity to continue to benefit from a supportive office market in Paris and may have the potential to grow rental income in the coming years.

Conversely, in addition to the sale of Hammerson already mentioned, we sold the Fund’s position in Nippon Building Fund, Japan’s largest REIT focused on the Tokyo office market. Shares of the REIT rallied during the Reporting Period, reversing its underperformance at the end of 2017, on the back of positive trends in the Tokyo office market, including robust leasing activity and modest rental growth. As such, we decided to exit the Fund’s position in the stock to take profits and reallocate the capital to what we see as higher risk-return opportunities.

We eliminated the Fund’s position in Nomura Real Estate Master Fund (“NMF”), a diversified Japanese REIT owning Tokyo prime office, residential and logistics assets. NMF was one of the best performing Japanese REITs during the Reporting Period on the back of strong leasing activity across its residential and logistics warehouse properties. However, we believe its future growth may be largely dependent on asset purchases from third parties and parent Nomura Group, hence increasing equity issuance and potentially dilution risk as well. As such, we took profits in NMF, selling the Fund’s position by the end of the Reporting Period.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making regional, country or subsector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its regional or subsector weights are generally the direct result of individual stock selection or of real estate securities’ appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to Japan and Singapore decreased relative to the Real Estate Index. The Fund’s position in cash increased.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	From a region/country perspective, the Fund was overweighted relative to the Real Estate Index in Hong Kong, France, Spain, the U.S., Ireland and Norway, was underweighted in Germany, Singapore and Australia and was rather neutrally weighted to the remaining regions of the Real Estate Index at the end of December 2018. The Fund also had an out-of-benchmark exposure to India at the end of the Reporting Period.

12

PORTFOLIO RESULTS

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed international REITs could resume its generation of positive returns given robust demand and improving sentiment across most subsectors and geographies. Reported GDP in countries like Japan and Germany surpassed consensus estimates during the Reporting Period, while trade and consumption in continental Europe, the U.K. and China stayed strong. Furthermore, business spending and sentiment appeared to be picking up across industries, including financials, hospitality and information technology, in the absence of wage pressures. We view these trends as indications of ongoing growth potential in demand for real estate space. Anticipating an eventual interest rate hike by several developed market central banks, many international REITs have also locked in low-cost debt funding whenever available and have generally maintained what we consider to be strong balance sheets in the wake of the 2008 recession. Despite some rise in yields at both the short-term and long-term ends of the rate curves for a few major countries, we observed the funding environment for REITs remained quite open and inexpensive relative to the consensus outlook of the long-term cash yield from REITs’ underlying assets. In our view, the favorable environment at the end of the Reporting Period may allow REITs to deploy capital toward high quality projects to potentially drive future growth.

Overall, we believe international REITs can continue to offer attractive liquidity and risk-adjusted total returns given the yield, growth, diversification and inflation-hedging benefits the asset class has historically exhibited. On a stock level, we believe opportunities abound, as various property subsectors and geographies could offer wide dispersions in returns. As fundamental, bottom-up investors, we see opportunities beyond the headline risks associated with certain regions and intend to continue to focus our approach on those companies that have well-capitalized balance sheets and that possess quality attributes, such as a robust business model, a high quality asset exposure and a strong management team with a sound reinvestment strategy.

13

FUND BASICS

International Real Estate Securities Fund

as of December 31, 2018

PERFORMANCE REVIEW
January 1, 2018– December 31, 2018	Fund Total Return (based on NAV)[1]	FTSE EPRA/NAREIT Developed ex US Real Estate Index (Net, USD, Unhedged)[2]	FTSE EPRA/NAREIT Developed ex US Real Estate Index (Gross, USD, Unhedged)[3]
Class A	-7.19%	-6.41%	-5.79%
Class C	-7.89	-6.41	-5.79
Institutional	-6.72	-6.41	-5.79
Investor	-7.00	-6.41	-5.79
Class R6	-6.71	-6.41	-5.79

April 17, 2018–December 31, 2018
Class P	-8.45%	-7.17%	-6.70%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The FTSE EPRA/NAREIT Developed ex US Real Estate Index (Net, USD, Unhedged) is a subset of the FTSE EPRA/NAREIT Developed Index and is designed to track the performance of listed real estate companies and REITS. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and Exchange Traded Funds (ETFs). It is not possible to invest directly in an index. Effective February 23, 2018, the Fund changed its benchmark index from gross total return to net total return to more accurately reflect the impact of international withholding taxes in the benchmark index’s return.

[3]	The FTSE EPRA/NAREIT Developed ex US Real Estate Index (Gross, USD, Unhedged) is a subset of the FTSE EPRA/NAREIT Developed Index and is designed to track the performance of listed real estate companies and REITS. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and Exchange Traded Funds (ETFs). It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 12/31/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-12.33%	0.05%	6.23%	0.27%	7/31/06
Class C	-8.82	0.47	6.06	0.01	7/31/06
Institutional	-6.72	1.63	7.22	1.02	7/31/06
Investor	-7.00	1.46	7.11	-0.97	11/30/07
Class P	N/A	N/A	N/A	-8.45	4/17/18
Class R6	-6.71	N/A	N/A	0.95	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and

14

FUND BASICS

principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.38%	1.57%
Class C	2.13	2.32
Institutional	0.99	1.18
Investor	1.13	1.32
Class P	0.98	1.17
Class R6	0.98	1.17

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/18[6]

Holding	% of Net Assets	Line of Business	Country

Vonovia SE	7.8%	Real Estate Operating Companies	Germany
CK Asset Holdings Ltd.	6.0	Real Estate Development	Hong Kong
Sun Hung Kai Properties Ltd.	5.7	Diversified	Hong Kong
Mitsubishi Estate Co. Ltd.	5.3	Diversified	Japan
Sumitomo Realty & Development Co. Ltd.	4.7	Diversified	Japan
GPT Group (The) (REIT)	3.1	Diversified	Australia
Mitsui Fudosan Co. Ltd.	3.0	Diversified	Japan
Klepierre SA (REIT)	3.0	Retail	France
Link REIT (REIT)	2.8	Retail	Hong Kong
Mirvac Group (REIT)	2.6	Diversified	Australia

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

15

FUND BASICS

FUND VS. BENCHMARK COUNTRY ALLOCATION[7]

As of December 31, 2018

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall country allocations may differ from percentages contained in the graph above. The percentage shown for each country reflects the value of investments in that category as a percentage of market value. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

16

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Performance Summary

December 31, 2018

The following graph shows the value as of December 31, 2018, of a $1,000,000 investment made on January 1, 2009 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the FTSE EPRA/NAREIT Developed Ex US Real Estate Index (Net, USD, Unhedged) (with dividends reinvested), and the Fund’s former benchmark, FTSE EPRA/NAREIT Developed Ex US Real Estate Index (Gross, USD, Unhedged) (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class P and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

International Real Estate Securities Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 1, 2009 through December 31, 2018.

Average Annual Total Return through December 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced July 31, 2006)
Excluding sales charges	-7.19%	1.19%	6.83%	0.73%
Including sales charges	-12.33%	0.05%	6.23%	0.27%

Class C (Commenced July 31, 2006)
Excluding contingent deferred sales charges	-7.89%	0.47%	6.06%	0.01%
Including contingent deferred sales charges	-8.82%	0.47%	6.06%	0.01%

Institutional (Commenced July 31, 2006)	-6.72%	1.63%	7.22%	1.02%

Investor (Commenced November 30, 2007)	-7.00%	1.46%	7.11%	-0.97%

Class P (Commenced April 17, 2018)	N/A	N/A	N/A	-8.45%*

Class R6 (Commenced July 31, 2015)	-6.71%	N/A	N/A	0.95%

*	Total return for periods of less than one year represents cumulative total return.

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PORTFOLIO RESULTS

Goldman Sachs Real Estate Securities Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Goldman Sachs Real Estate Securities Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, Investor, R and R6 Shares generated average annual total returns, without sales charges, of -5.39%, -6.12%, -5.04%, -5.56%, -5.18%, -5.62% and -5.03%, respectively. These returns compare to the -4.80% average annual total return of the Fund’s benchmark, the Wilshire U.S. Real Estate Securities Index (with dividends reinvested) (the “Wilshire Index”) during the same period.

For the period since their inception on April 17, 2018 through December 31, 2018, the Fund’s Class P shares generated a cumulative total return of 1.36%. This compares to the 2.14% cumulative total return of the Wilshire Index during the same time period.

Q	What economic and market factors most influenced the U.S. real estate securities market as a whole during the Reporting Period?

A	The U.S. real estate securities market, as represented by the Wilshire Index, posted negative absolute returns during the Reporting Period that only modestly lagged the broad U.S. equity market, as represented by the S&P 500® Index, which returned -4.38% for the same period.

For the first quarter of 2018, the Wilshire Index decreased 7.42%. Primary drivers were rising interest rates and tax reform concerns. Subsectors* underpinned by secular growth trends and e-commerce disruption beneficiaries, such as industrials, towers and digital storage, outperformed the Wilshire Index, while those viewed as most interest rate sensitive, such as health care, or negatively impacted by e-commerce disruption, such as retail, underperformed the Wilshire Index during the quarter. A couple of high profile store closures, such as Toys R Us, particularly weighed on market sentiment. Conversely, the industrial subsector benefited from such disruption, as there is growing demand for quicker shipments of goods, requiring locations near city centers, which tend to be more expensive and higher quality real estate. (Disruption, in this context, displaces an existing market, industry or technology and produces something new and more efficient and worthwhile, at once destructive and creative.)

The Wilshire Index increased 9.74% during the second quarter of 2018. Following a tough first calendar quarter, U.S. real estate investment trusts (“REITs”) enjoyed a strong rebound, outperforming most major equity indices for the first time since the second quarter of 2016. Each subsector within the Wilshire Index posted positive absolute returns during the quarter as well. Primary drivers for the strong performance were increased activity in the mergers and acquisitions space, a solid U.S. economy off the back of the then-recently enacted U.S. tax reform legislation (which was a particularly important catalyst of demand for commercial real estate), higher construction costs limiting new construction, attractive valuations and a gradual rise in interest rates. The hotel subsector was an especially strong performer during the quarter, given a combination of some newsworthy mergers and acquisitions, such as that of Lasalle Hotel Properties and Pebblebrook Hotel Trust, and the improving global economy fueling increases in corporate travel demand.

During the third quarter of 2018, the Wilshire Index was relatively flat, returning 0.73%. Despite the strong economic backdrop, U.S. REITs underperformed the broader equity market, as investors grew concerned about a potential trade war, tariffs and rising interest rates. Residential and retail

*	Sector and subsector allocations are defined by GSAM and may differ from sector and subsector allocations used by the Wilshire Index.

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PORTFOLIO RESULTS

REITs were the top performing subsectors, while self-storage and office underperformed the Wilshire Index during the quarter. Retail REITs benefited from a strong consumer backdrop, while self-storage struggled amid concerns about 2019 economic growth.

The Wilshire Index returned -6.98% during the fourth quarter of 2018. For much of the calendar year, REITs had underperformed the broader U.S. equity market, as investors looked for stronger growth in other areas of the market. However, U.S. REITs made up ground in the fourth quarter of 2018, as the U.S. equity market was adversely affected by the technology turmoil, the pullback of the 10-year U.S. Treasury yield and the persistent tit-for-tat trade wars. During the quarter, health care and self-storage were the top performing subsectors, while hotels and technology REITs underperformed the Wilshire Index. Health care benefited as the subsector is less cycle dependent and comparatively more defensive. Technology REITs were pressured by interest rates and weaker than consensus expected fourth quarter 2018 bookings.

For the Reporting Period overall, the strongest subsectors in the Wilshire Index were triple net, health care and residential. Conversely, the technology, office and hotel subsectors were the weakest performers within the Wilshire Index during the Reporting Period. (Triple net properties are typically single-tenant retail properties leased to tenants with high credit ratings on “net, net, net” terms, meaning the tenant is responsible for real estate taxes, insurance, and all maintenance.)

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the Wilshire Index during the Reporting Period. Weak stock selection in the health care and industrials subsectors detracted most. Having no exposure to the triple net subsector, the strongest subsector in the Wilshire Index during the Reporting Period, also dampened relative results. Contributing most positively to the Fund’s relative results was effective individual stock selection in the retail, hotel and self-storage subsectors.

Q	What were some of the Fund’s weakest-performing individual holdings?

A	Welltower, a U.S. health care REIT operating a mix of senior housing, medical office buildings and skilled nursing facilities, was the top detractor from the Fund’s results during the Reporting Period. Its stock appreciated following a solid quarterly earnings report at the end of April 2018, as the company exceeded market expectations on projected revenues, and thus the Fund’s relative performance was negatively affected by being underweight the name. At the end of the Reporting Period, we remained positive on Welltower, as the company benefits, in our view, from a strong balance sheet, ratings momentum, an improving portfolio of properties and low issuance risk. In addition, we believed Welltower was well positioned to capitalize on aging demographic trends.

RLJ Lodging Trust, a U.S. hotel REIT, also detracted from the Fund’s returns during the Reporting Period. Its shares declined after the company reported second quarter 2018 earnings that met market expectations but led investors to question its second half 2018 growth due to unchanged full year guidance. Hurricane Florence, although not causing any significant damage to RLJ Lodging Trust assets, negatively affected the company, as it saw a sharp reduction in demand and an increase in room cancellations. This ultimately led the company to adjust its earnings before interest, taxes, depreciation and amortization guidance below market expectations, which weighed on its stock’s performance further. At the end of the Reporting Period, we remained constructive on the REIT, however, and we believed RLJ Lodging Trust was trading at compelling valuations relative to its peers. We also were pleased with its approximately 6% dividend yield. We believed the company would likely continue to benefit from what we view as its attractive portfolio of assets and from strong demand growth at the subsector level.

Q	What were some of the Fund’s best-performing individual holdings?

A	HCP, a REIT that invests in health care-related real estate throughout the U.S., was the top positive contributor to the Fund’s returns during the Reporting Period. Its stock performed well in 2018, as the company made great progress in strengthening its balance sheet in efforts to drive more consistent cash flows. At the end of the Reporting Period, we were pleased with HCP’s high exposure to triple net leases relative to its peers, which, in our view, mitigates the risk of weak occupancy rates in senior housing on a forward-looking basis. Additionally, we viewed HCP as well positioned in its life science business segment given its presence in San Francisco and San Diego, two of the largest markets for this business segment.

Equity Residential, a REIT managing apartment complexes primarily in the coastal regions of the U.S., was also a top contributor to Fund returns during the Reporting Period.

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PORTFOLIO RESULTS

Shares of the company appreciated following the Global Property CEO Conference, where Equity Residential’s management team discussed its stock’s favorable valuation, which was trading at a discount to its net asset value. Additionally, the team encouraged investors to focus on the positive long-term demand trends in the apartment subsector, while supply was expected, in its view, to decrease in the coming years. In our view, Equity Residential’s stock had among the lowest leverage, the strongest balance sheet and the highest quality assets of any REIT in the apartment subsector, and thus we continued to like this name at the end of the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used forward contracts to reduce currency risk. This had a modestly positive effect on the Fund’s performance.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we established a Fund position in Essex Property Trust, a REIT that invests in apartment communities, primarily on the west coast of the U.S. Shares of the company increased during the Reporting Period after it reported first quarter earnings that beat market expectations while raising its guidance for the remainder of 2018. We were impressed by the company’s 3.3% same-store revenue growth rate. We also felt Essex Property Trust was well positioned to capitalize on external growth, as its Station Park Green development project nears completion in a high demand San Mateo, California area. In our view, Essex Property Trust has one of the best management teams in the industry and should continue to benefit from its exposures in high growth west coast markets where the cost to own is prohibitively high. We believe this dynamic should benefit rentals moving forward assuming labor markets and income growth remain generally healthy.

We initiated a Fund position in Duke Realty, an owner of industrial properties across the U.S. In our view, its shares were trading at compelling valuations following price weakness relative to other industrial names. Additionally, in our view, secular drivers of e-commerce have led to strong demand, which is still ahead of supply, especially in its core markets. Furthermore, we believe Duke Realty offers an attractive dividend yield, and we are positive on the company’s management team.

Conversely, we sold the Fund’s position in EastGroup Properties, an owner of business distribution properties in the sunbelt region of the U.S. Shares of the company rose steadily during the Reporting Period, driven by favorable quarterly earnings, particularly in the third quarter of 2018, as leasing spreads remained healthy. As a result, its shares reached our price target, and we exited the position to transition capital into what we viewed as more compelling return/risk opportunities.

We exited the Fund’s position in Cousins Properties, an office REIT with properties in the sunbelt region of the U.S. Shares of the company declined during the Reporting Period, partially driven by softer office employment growth in its key markets. During the Reporting Period, we decided to eliminate the position in favor of opportunities where we saw greater risk-adjusted return potential.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making real estate subsector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its real estate subsector weights are generally the direct result of individual stock selection or of real estate securities’ appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to the industrial, retail and technology subsectors increased relative to the Wilshire Index and its exposure to the office subsector decreased relative to the Wilshire Index.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	From a subsector perspective, the Fund had overweighted exposures compared to the Wilshire Index in the retail, office and hotel subsectors at the end of the Reporting Period. The Fund had overweighted exposures compared to the Wilshire Index in the office subsector at the end of the Reporting Period. The Fund was underweighted compared to the Wilshire Index in the industrial subsector and was rather neutrally weighted in the remaining subsectors of the Wilshire Index. The Fund had no exposure to the triple net subsector at the end of the Reporting Period.

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PORTFOLIO RESULTS

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we maintained a constructive outlook for U.S. REITs overall. First, despite being late in the real estate cycle, we believed fundamentals remained generally healthy, with limited supply and stable or improving demand. Second, we felt the macro backdrop for REITs had improved with a moderating economic growth outlook and ebbing interest rate concerns. This improved backdrop is, in our view, a positive for financing costs, which, in turn, may translate to increased flows from investors seeking defense, yield and potentially better returns. Third, in our opinion, the dividend sustainability potential of REITs is high, and the quality of REITs’ growth has improved. Fourth, increased merger and acquisition activity should provide additional support to the sector, as record levels of private capital may translate to price discovery in listed markets. Finally, despite the decline of the fourth quarter of 2018, we believe valuations of most REITs remained attractive, especially relative to bonds, equities and private real estate companies.

Against this backdrop, we believe U.S. REIT returns may fall somewhere between those of equities and fixed income over the long term given that U.S. REITs offer some equity-like attributes, such as the ability to grow, and some fixed income-like attributes, such as attractive yield. For the upcoming calendar year, we believe U.S. REITs may offer attractive returns that outperform both fixed income and equities, especially cyclical equities, given moderating interest rate and economic growth market expectations. We believe such U.S. REIT returns will be comprised of dividend yield and growth (factoring in no multiple expansion), with the potential for upside from merger and acquisition activity.

21

FUND BASICS

Real Estate Securities Fund

as of December 31, 2018

PERFORMANCE REVIEW
January 1, 2018–December 31, 2018	Fund Total Return (based on NAV)[1]	Wilshire U.S. Real Estate Securities Index[2]
Class A	-5.39%	-4.80%
Class C	-6.12	-4.80
Institutional	-5.04	-4.80
Service	-5.56	-4.80
Investor	-5.18	-4.80
Class R	-5.62	-4.80
Class R6	-5.03	-4.80

April 17, 2018–December 31, 2018
Class P	1.36%	2.14%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Wilshire U.S. Real Estate Securities Index is an unmanaged market capitalization-weighted index comprised of publicly traded REITs and real estate operating companies. The figures do not reflect any fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-10.57%	5.17%	10.29%	8.21%	7/27/98
Class C	-7.06	5.56	10.08	7.72	7/27/98
Institutional	-5.04	6.79	11.36	8.96	7/27/98
Service	-5.56	6.24	10.78	8.42	7/27/98
Investor	-5.18	6.64	11.19	4.51	11/30/07
Class P	N/A	N/A	N/A	1.36	4/17/18
Class R	-5.62	6.10	10.65	4.01	11/30/07
Class R6	-5.03	N/A	N/A	1.95	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end or cumulative total returns for periods of 1 year or less. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Service, Investor, Class P, Class R Shares and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

22

FUND BASICS

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.30%	1.40%

Class C	2.05	2.15

Institutional	0.91	1.01

Service	1.41	1.51

Investor	1.05	1.15

Class P	0.90	1.00

Class R	1.55	1.65
Class R6	0.90	1.00

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/18[5]

Holding	% of Net Assets	Subsectors

Simon Property Group, Inc. (REIT)	9.7%	Retail

Prologis, Inc. (REIT)	6.9	Industrial
Public Storage (REIT)	6.0	Specialized

AvalonBay Communities, Inc. (REIT)	5.9	Residential
Equity Residential (REIT)	5.2	Residential
Ventas, Inc. (REIT)	4.1	Health Care
Alexandria Real Estate Equities, Inc. (REIT)	4.0	Office
HCP, Inc. (REIT)	3.8	Health Care
Essex Property Trust, Inc. (REIT)	3.4	Residential
Boston Properties, Inc. (REIT)	3.0	Office

[5]The	top 10 holdings may not be representative of the Fund’s future investments.

23

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]

As of December 31, 2018

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

24

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Performance Summary

December 31, 2018

The following graph shows the value as of December 31, 2018, of a $1,000,000 investment made on January 1, 2009 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Wilshire U.S. Real Estate Securities Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Investor, Class P, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Real Estate Securities Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 1, 2009 through December 31, 2018.

Average Annual Total Return through December 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced July 27, 1998)
Excluding sales charges	-5.39%	6.36%	10.91%	8.51%
Including sales charges	-10.57%	5.17%	10.29%	8.21%

Class C (Commenced July 27, 1998)
Excluding contingent deferred sales charges	-6.12%	5.56%	10.08%	7.72%
Including contingent deferred sales charges	-7.06%	5.56%	10.08%	7.72%

Institutional (Commenced July 27, 1998)	-5.04%	6.79%	11.36%	8.96%

Service (Commenced July 27, 1998)	-5.56%	6.24%	10.78%	8.42%

Investor (Commenced November 30, 2007)	-5.18%	6.64%	11.19%	4.51%

Class P (Commenced April 17, 2018)	N/A	N/A	N/A	1.36%*

Class R (Commenced November 30, 2007)	-5.62%	6.10%	10.65%	4.01%

Class R6 (Commenced July 31, 2015)	-5.03%	N/A	N/A	1.95%

*	Total return for periods of less than one year represents cumulative total return.

25

FUND BASICS

Index Definitions:

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

The MSCI® EAFE Index is a market capitalization-weighted composite of securities in 21 developed markets. The MSCI® EAFE Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI® Inc. uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI® EAFE Index is unmanaged and the figures for the MSCI® EAFE Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

26

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Schedule of Investments

December 31, 2018

Shares	Description	Value

Common Stocks – 95.2%
Australia – 4.3%
1,434,859	GPT Group (The) (REIT) (Diversified)	$5,399,439
1,650,394	Mirvac Group (REIT) (Diversified)	2,606,510
4,555,474	Propertylink Group (REIT) (Industrial)	3,675,323
528,643	Scentre Group (REIT) (Retail)	1,453,330

		13,134,602

Canada – 2.9%
71,660	Allied Properties REIT (REIT) (Office)	2,326,378
58,777	Canadian Apartment Properties REIT (REIT) (Residential)	1,907,282
303,848	Chartwell Retirement Residences (Health Care)	3,042,486
214,886	Summit Industrial Income REIT (REIT) (Industrial)	1,504,769

		8,780,915

France – 3.0%
39,049	Gecina SA (REIT) (Diversified)	5,054,893
129,623	Klepierre SA (REIT) (Retail)	4,005,882

		9,060,775

Germany – 3.5%
53,284	Instone Real Estate Group AG (Real Estate Development)*(a)	1,013,432
211,196	Vonovia SE (Real Estate Operating Companies)	9,520,488

		10,533,920

Hong Kong – 7.2%
1,348,500	CK Asset Holdings Ltd. (Real Estate Development)	9,866,408
333,500	Link REIT (REIT) (Retail)	3,380,931
586,000	Sun Hung Kai Properties Ltd. (Diversified)	8,363,172

		21,610,511

Ireland – 1.4%
2,674,883	Green REIT plc (REIT) (Office)	4,137,409

Japan – 11.8%
1,049	Activia Properties, Inc. (REIT) (Diversified)	4,261,955
1,682	Daiwa House REIT Investment Corp. (REIT) (Diversified)	3,767,888
5,210	GLP J-Reit (REIT) (Industrial)	5,304,608
11,603	Invincible Investment Corp. (REIT) (Hotel)	4,785,567
636	Japan Retail Fund Investment Corp. (REIT) (Retail)	1,269,182
601,400	Mitsubishi Estate Co. Ltd. (Diversified)	9,462,133
186,600	Sumitomo Realty & Development Co. Ltd. (Diversified)	6,831,167

		35,682,500

Norway – 1.4%
310,495	Entra ASA (Real Estate Operating Companies)(a)	4,135,200

Singapore – 1.9%
4,287,200	Ascendas India Trust (Real Estate Operating Companies)	3,397,172
412,100	City Developments Ltd. (Diversified)	2,456,823

		5,853,995

Spain – 1.8%
59,967	Aedas Homes SAU (Real Estate Development)*(a)	1,522,551
321,460	Merlin Properties Socimi SA (REIT) (Diversified)	3,971,110

		5,493,661

Sweden – 1.6%
263,887	Castellum AB (Real Estate Operating Companies)	4,876,278

United Kingdom – 4.7%
307,721	Big Yellow Group plc (REIT) (Specialized)	3,424,532
2,457,510	Tritax Big Box REIT plc (REIT) (Industrial)	4,113,583
1,879,691	Tritax EuroBox plc (REIT) (Diversified)*(a)	2,220,180
421,339	UNITE Group plc (The) (REIT) (Residential)	4,332,021

		14,090,316

United States – 49.7%
105,027	Acadia Realty Trust (REIT) (Retail)	2,495,441
60,111	Alexandria Real Estate Equities, Inc. (REIT) (Office)	6,927,192
55,035	AvalonBay Communities, Inc. (REIT) (Residential)	9,578,842
43,800	Boston Properties, Inc. (REIT) (Office)	4,929,690
67,417	Camden Property Trust (REIT) (Residential)	5,936,067
128,112	Chesapeake Lodging Trust (REIT) (Hotel)	3,119,527
106,607	Cushman & Wakefield plc (Real Estate Services)*	1,542,603
98,867	CyrusOne, Inc. (REIT) (Specialized)	5,228,087
76,057	Douglas Emmett, Inc. (REIT) (Office)	2,595,825
205,239	Duke Realty Corp. (REIT) (Industrial)	5,315,690
132,603	Empire State Realty Trust, Inc. Class A (REIT) (Diversified)	1,886,941
38,752	Equity LifeStyle Properties, Inc. (REIT) (Residential)	3,763,982
125,014	Equity Residential (REIT) (Residential)	8,252,174
21,584	Essex Property Trust, Inc. (REIT) (Residential)	5,292,613

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Schedule of Investments (continued)

December 31, 2018

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
36,102	Federal Realty Investment Trust (REIT) (Retail)	$4,261,480
283,754	HCP, Inc. (REIT) (Health Care)	7,925,249
132,907	Healthcare Realty Trust, Inc. (REIT) (Health Care)	3,779,875
82,206	Hudson Pacific Properties, Inc. (REIT) (Office)	2,388,906
77,917	JBG SMITH Properties (REIT) (Office)	2,712,291
40,190	Kilroy Realty Corp. (REIT) (Office)	2,527,147
26,529	Life Storage, Inc. (REIT) (Specialized)	2,466,932
46,570	Macerich Co. (The) (REIT) (Retail)	2,015,550
80,599	Pebblebrook Hotel Trust (REIT) (Hotel)	2,281,758
164,141	Prologis, Inc. (REIT) (Industrial)	9,638,359
40,054	Public Storage (REIT) (Specialized)	8,107,330
252,312	RLJ Lodging Trust (REIT) (Hotel)	4,137,917
28,899	Ryman Hospitality Properties, Inc. (REIT) (Hotel)	1,927,274
86,643	Simon Property Group, Inc. (REIT) (Retail)	14,555,158
285,499	SITE Centers Corp. (REIT) (Retail)	3,160,474
140,391	Ventas, Inc. (REIT) (Health Care)	8,225,509
49,602	Vornado Realty Trust (REIT) (Office)	3,076,812

		150,052,695

TOTAL COMMON STOCKS
(Cost $296,178,071)		$287,442,777

Shares	Dividend Rate	Value

Investment Company(b) – 6.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
19,490,688	2.521%	$19,490,688
(Cost $19,490,688)

TOTAL INVESTMENTS – 101.7%
(Cost $315,668,759)		$306,933,465

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.7)%		(5,025,551)

NET ASSETS – 100.0%		$301,907,914

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $8,891,363, which represents approximately 2.9% of net assets as of December 31, 2018. The liquidity determination is unaudited.

(b)	Represents an Affiliated Issuer.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Schedule of Investments

December 31, 2018

Shares	Description	Value

Common Stocks – 96.3%
Australia – 8.9%
793,030	GPT Group (The) (REIT) (Diversified)	$2,984,207
1,592,397	Mirvac Group (REIT) (Diversified)	2,514,914
1,765,185	Propertylink Group (REIT) (Industrial)	1,424,138
588,701	Scentre Group (REIT) (Retail)	1,618,440

		8,541,699

Canada – 6.1%
57,998	Allied Properties REIT (REIT) (Office)	1,882,853
40,793	Canadian Apartment Properties REIT (REIT) (Residential)	1,323,711
214,713	Chartwell Retirement Residences (Health Care)	2,149,961
68,373	Summit Industrial Income REIT (REIT) (Industrial)	478,791

		5,835,316

France – 9.5%
15,748	Covivio (REIT) (Diversified)	1,519,418
18,011	Gecina SA (REIT) (Diversified)	2,331,524
92,794	Klepierre SA (REIT) (Retail)	2,867,715
15,056	Unibail-Rodamco-Westfield (REIT) (Retail)	2,329,834

		9,048,491

Germany – 8.2%
19,345	Instone Real Estate Group AG (Real Estate Development)*(a)	367,931
166,163	Vonovia SE (Real Estate Operating Companies)	7,490,449

		7,858,380

Hong Kong – 16.5%
785,000	CK Asset Holdings Ltd. (Real Estate Development)	5,743,515
156,000	Hongkong Land Holdings Ltd. (Real Estate Operating Companies)	983,445
268,000	Link REIT (REIT) (Retail)	2,716,910
383,475	Sun Hung Kai Properties Ltd. (Diversified)	5,472,812
154,000	Wharf Real Estate Investment Co. Ltd. (Real Estate Operating Companies)	921,061

		15,837,743

Ireland – 1.8%
1,101,215	Green REIT plc (REIT) (Office)	1,703,318

Japan – 24.3%
496	Activia Properties, Inc. (REIT) (Diversified)	2,015,185
980	Daiwa House REIT Investment Corp. (REIT) (Diversified)	2,195,321
2,396	GLP J-Reit (REIT) (Industrial)	2,439,509
5,175	Invincible Investment Corp. (REIT) (Hotel)	2,134,388
742	Japan Retail Fund Investment Corp. (REIT) (Retail)	1,480,713
224	Kenedix Retail REIT Corp. (REIT) (Retail)	507,835

319,700	Mitsubishi Estate Co. Ltd. (Diversified)	$5,030,003
131,500	Mitsui Fudosan Co. Ltd. (Diversified)	2,920,866
123,300	Sumitomo Realty & Development Co. Ltd. (Diversified)	4,513,842

		23,237,662

Norway – 1.4%
104,060	Entra ASA (Real Estate Operating Companies)(a)	1,385,880

Singapore – 2.6%
1,753,800	Ascendas India Trust (Real Estate Operating Companies)	1,389,709
183,000	City Developments Ltd. (Diversified)	1,090,994

		2,480,703

Spain – 2.6%
24,355	Aedas Homes SAU (Real Estate Development)*(a)	618,369
152,434	Merlin Properties Socimi SA (REIT) (Diversified)	1,883,071

		2,501,440

Sweden – 2.4%
123,657	Castellum AB (Real Estate Operating Companies)	2,285,016

Switzerland – 1.9%
18,690	PSP Swiss Property AG (Registered) (Real Estate Operating Companies)	1,843,191

United Kingdom – 10.1%
175,146	Big Yellow Group plc (REIT) (Specialized)	1,949,146
139,040	British Land Co. plc (The) (REIT) (Retail)	945,509
56,048	Derwent London plc (REIT) (Office)	2,037,982
1,063,984	Tritax Big Box REIT plc (REIT) (Industrial)	1,780,984
616,478	Tritax EuroBox plc (REIT) (Diversified)*(a)	728,148
218,080	UNITE Group plc (The) (REIT) (Residential)	2,242,202

		9,683,971

TOTAL COMMON STOCKS
(Cost $98,028,544)		$92,242,810

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Schedule of Investments (continued)

December 31, 2018

Shares	Dividend Rate	Value

Investment Company(b) – 2.3%
	Goldman Sachs Financial Square Government Fund – Institutional Shares
2,155,823	2.521%	$2,155,823
	(Cost $2,155,823)

	TOTAL INVESTMENTS – 98.6%
	(Cost $100,184,367)	$94,398,633

	OTHER ASSETS IN EXCESS OF LIABILITIES – 1.4%	1,370,054

	NET ASSETS – 100.0%	$95,768,687

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $3,100,328, which represents approximately 3.2% of net assets as of December 31, 2018. The liquidity determination is unaudited.

(b)	Represents an Affiliated Issuer.

Investment Abbreviation:
REIT	— Real Estate Investment Trust

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Schedule of Investments

December 31, 2018

Shares	Description	Value

Common Stocks – 99.2%
Alternative Carriers – 0.6%
42,752	Zayo Group Holdings, Inc.*	$976,456

Diversified – 1.6%
187,278	Empire State Realty Trust, Inc. Class A (REIT)	2,664,966

Health Care – 12.2%
218,909	HCP, Inc. (REIT)	6,114,128
115,654	Healthcare Realty Trust, Inc. (REIT)	3,289,200
112,546	Ventas, Inc. (REIT)	6,594,070
53,151	Welltower, Inc. (REIT)	3,689,211

		19,686,609

Homebuilding – 0.5%
25,242	DR Horton, Inc.	874,888

Hotel – 6.3%
94,060	Chesapeake Lodging Trust (REIT)	2,290,361
57,156	Pebblebrook Hotel Trust (REIT)	1,618,086
186,852	RLJ Lodging Trust (REIT)	3,064,373
49,439	Ryman Hospitality Properties, Inc. (REIT)	3,297,087

		10,269,907

Industrial – 9.9%
187,374	Duke Realty Corp. (REIT)	4,852,987
189,832	Prologis, Inc. (REIT)	11,146,935

		15,999,922

Office – 15.8%
56,286	Alexandria Real Estate Equities, Inc. (REIT)	6,486,399
43,748	Boston Properties, Inc. (REIT)	4,923,837
95,134	Douglas Emmett, Inc. (REIT)	3,246,923
82,556	Hudson Pacific Properties, Inc. (REIT)	2,399,077
67,385	JBG SMITH Properties (REIT)	2,345,672
37,439	Kilroy Realty Corp. (REIT)	2,354,164
22,512	Mack-Cali Realty Corp. (REIT)	441,010
55,626	Vornado Realty Trust (REIT)	3,450,481

		25,647,563

Real Estate Services – 0.8%
84,117	Cushman & Wakefield plc*	1,217,173

Residential – 20.0%
55,071	AvalonBay Communities, Inc. (REIT)	9,585,108
50,025	Camden Property Trust (REIT)	4,404,701
46,934	Equity LifeStyle Properties, Inc. (REIT)	4,558,699
128,625	Equity Residential (REIT)	8,490,536
22,738	Essex Property Trust, Inc. (REIT)	5,575,585

		32,614,629

Retail – 16.6%
102,744	Acadia Realty Trust (REIT)	2,441,197
35,761	Federal Realty Investment Trust (REIT)	4,221,228
45,252	Macerich Co. (The) (REIT)	1,958,507
93,962	Simon Property Group, Inc. (REIT)	15,784,676
238,669	SITE Centers Corp. (REIT)	2,642,066

		27,047,674

Specialized – 14.9%
90,088	CyrusOne, Inc. (REIT)	4,763,853
25,514	Digital Realty Trust, Inc. (REIT)	2,718,517
13,819	Equinix, Inc. (REIT)	4,872,027
22,254	Life Storage, Inc. (REIT)	2,069,400
47,892	Public Storage (REIT)	9,693,820

		24,117,617

TOTAL INVESTMENTS – 99.2%
(Cost $121,586,558)		$161,117,404

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%		1,233,730

NET ASSETS – 100.0%		$162,351,134

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviation:
REIT	— Real Estate Investment Trust
Currency Abbreviations:
GBP	— British Pound
USD	— United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT — At December 31, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Bank of America NA	USD	1,315,131	GBP	$1,027,474	01/17/2019	$4,571

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statements of Assets and Liabilities

December 31, 2018

	Global Real Estate Securities Fund	International Real Estate Securities Fund	Real Estate Securities Fund
Assets:
Investments in unaffiliated issuers, at value (cost $296,178,071, $98,028,544 and $121,586,558)	$287,442,777	$92,242,810	$161,117,404
Investments in affiliated issuers, at value (cost $19,490,688, $2,155,823 and $0)	19,490,688	2,155,823	—
Cash	4,727,268	1,434,189	1,850,917
Foreign currencies, at value (cost $0, $142,559 and $0)	—	142,501	—
Receivables:
Fund shares sold	7,297,000	1,907,131	329,128
Dividends	1,461,815	310,699	863,541
Foreign tax reclaims	181,368	306,894	—
Reimbursement from investment adviser	46,269	39,194	7,865
Investments sold	2,463	431,648	—
Unrealized gain on forward foreign currency exchange contracts	—	—	4,571
Other assets	44,631	42,681	60,632
Total assets	320,694,279	99,013,570	164,234,058

Liabilities:
Payables:
Investments purchased	10,416,483	2,479,167	—
Fund shares redeemed	8,010,748	566,654	1,621,669
Management fees	240,352	77,838	134,139
Distribution and Service fees and Transfer Agency fees	8,188	3,879	21,394
Accrued expenses	110,594	117,345	105,722
Total liabilities	18,786,365	3,244,883	1,882,924

Net Assets:
Paid-in capital	313,591,337	111,875,666	118,435,360
Total distributable earnings (loss)	(11,683,423)	(16,106,979)	43,915,774
NET ASSETS	$301,907,914	$95,768,687	$162,351,134
Net Assets:
Class A	$905,092	$3,081,325	$26,001,919
Class C	26,583	230,800	3,567,959
Institutional	1,854,860	10,137,510	31,337,067
Service	—	—	1,428,880
Investor	27,485	103,001	7,969,425
Class P	39,404,811	82,014,369	89,479,228
Class R	27,031	—	1,769,839
Class R6	259,662,052	201,682	796,817
Total Net Assets	$301,907,914	$95,768,687	$162,351,134
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	92,432	521,963	2,062,216
Class C	2,716	38,873	297,512
Institutional	188,886	1,775,612	2,401,877
Service	—	—	112,382
Investor	2,804	17,598	626,212
Class P	4,022,502	14,396,579	6,861,434
Class R	2,759	—	141,983
Class R6	26,491,483	35,354	61,073
Net asset value, offering and redemption price per share:(a)
Class A	$9.79	$5.90	$12.61
Class C	9.79	5.94	11.99
Institutional	9.82	5.71	13.05
Service	—	—	12.71
Investor	9.80	5.85	12.73
Class P	9.80	5.70	13.04
Class R	9.80	—	12.47
Class R6	9.80	5.70	13.05

(a)	Maximum public offering price per share for Class A Shares of the Global Real Estate Securities, International Real Estate Securities and Real Estate Securities Funds is $10.36, $6.24 and $13.34, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statements of Operations

For the Fiscal Year Ended December 31, 2018

	Global Real Estate Securities Fund	International Real Estate Securities Fund	Real Estate Securities Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign taxes withheld of $501,735, $342,119 and $52)	$10,703,785	$3,671,787	$7,060,871

Dividends — affiliated issuers	150,663	11,141	1,842

Securities lending income — affiliated issuer	27,048	—	—

Total investment income	10,881,496	3,682,928	7,062,713

Expenses:

Management fees	3,176,959	1,069,165	2,074,587

Custody, accounting and administrative services	127,871	104,388	98,117

Professional fees	112,567	122,749	106,931

Transfer Agency fees(a)	104,830	44,804	154,032

Registration fees	56,038	56,089	70,850

Printing and mailing costs	38,410	21,262	31,837

Trustee fees	16,746	16,271	16,517

Distribution and Service fees(a)	3,539	15,551	168,629

Service share fees — Service and Shareholder Administration Plan	—	—	10,134

Other	28,285	54,386	15,969

Total expenses	3,665,245	1,504,665	2,747,603

Less — expense reductions	(477,753)	(411,475)	(436,763)

Net expenses	3,187,492	1,093,190	2,310,840

NET INVESTMENT INCOME	7,694,004	2,589,738	4,751,873

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers (including commissions recaptured of $0, $0 and $6,931)	(511,454)	1,060,212	24,089,589

Foreign currency transactions	(2,503)	33,387	24,392

Forward foreign currency exchange contracts	—	—	346

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(24,395,755)	(10,547,259)	(38,906,113)

Foreign currency translation	(7,017)	(2,024)	—

Forward foreign currency exchange contracts	—	—	4,571

Net realized and unrealized loss	(24,916,729)	(9,455,684)	(14,787,215)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(17,222,725)	$(6,865,946)	$(10,035,342)

(a)	Class specific Distribution and/or Service, and Transfer Agency fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class P(b)	Class R	Class R6
Global Real Estate Securities	$3,120	$278	$141	$2,246	$50	$18,223	N/A	$51	$3,247	$50	$80,963
International Real Estate Securities	9,631	5,920	N/A	6,934	1,066	21,694	N/A	206	14,772	N/A	132
Real Estate Securities	76,306	80,547	11,776	54,941	14,498	45,262	$811	15,792	18,062	4,239	427

(b)	Commenced operations on April 17, 2018.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statements of Changes in Net Assets

	Global Real Estate Securities Fund			International Real Estate Securities Fund
	For the Fiscal Year Ended December 31, 2018	For the Fiscal Year Ended December 31, 2017		For the Fiscal Year Ended December 31, 2018	For the Fiscal Year Ended December 31, 2017
From operations:

Net investment income	$7,694,004	$4,688,643		$2,589,738	$4,581,500

Net realized gain (loss)	(513,957)	(146,579)		1,093,599	103,643

Net change in unrealized gain (loss)	(24,402,772)	15,524,132		(10,549,283)	29,191,628

Net increase (decrease) in net assets resulting from operations	(17,222,725)	20,066,196		(6,865,946)	33,876,771

Distributions to shareholders:

From distributable earnings:

Class A Shares	(21,735)	(29,150	)(a)	(72,733)	(191,324	)(a)

Class C Shares	(315)	(523	)(a)	(4,862)	(28,242	)(a)

Institutional Shares	(114,092)	(6,861,793	)(a)	(227,990)	(5,930,145	)(a)

Investor Shares(b)	(609)	(737	)(a)	(2,509)	(7,218	)(a)

Class P Shares(c)	(359,656)	—		(2,124,941)	—

Class R Shares	(459)	(593	)(a)	—	—

Class R6 Shares	(6,882,760)	(784	)(a)	(11,771)	(498	)(a)

Return of capital

Class A Shares	(6,159)	—		—	—

Class C Shares	(145)	—		—	—

Institutional Shares	(36,030)	—		—	—

Investor Shares(b)	(148)	—		—	—

Class P Shares(c)	(79,238)	—		—	—

Class R Shares	(147)	—		—	—
Class R6 Shares	(1,558,561)	—		—	—

Total distributions to shareholders	(9,060,054)	(6,893,580)		(2,444,806)	(6,157,427)

From share transactions:

Proceeds from sales of shares	388,120,447	325,969,686		117,088,263	19,554,247

Reinvestment of distributions	9,059,523	6,892,789		2,441,899	6,137,751

Cost of shares redeemed	(409,399,836)	(33,435,340)		(137,525,695)	(234,473,484)

Net increase (decrease) in net assets resulting from share transactions	(12,219,866)	299,427,135		(17,995,533)	(208,781,486)
TOTAL INCREASE (DECREASE)	(38,502,645)	312,599,751		(27,306,285)	(181,062,142)

Net assets:(d)

Beginning of year	340,410,559	27,810,808		123,074,972	304,137,114

End of year	$301,907,914	$340,410,559		$95,768,687	$123,074,972

(a)	Prior year information has been revised to conform to current year presentation, see prior year presentation below:

	Class A	Class C	Institutional	Investor(b)	Class R	Class R6
Distributions from net investment income:
Global Real Estate Securities Fund:	$(28,974)	$(520)	$(6,827,229)	$(734)	$(590)	$(781)
International Real Estate Securities Fund:	$(191,324)	$(28,242)	$(5,930,145)	$(7,218)	$—	$(498)
Distributions from net realized gains:
Global Real Estate Securities Fund:	$(176)	$(3)	$(34,564)	$(3)	$(3)	$(3)

(b)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(c)	Commenced operations on April 17, 2018.
(d)	Prior fiscal year information has been revised to conform with current year presentation. Distribution in excess of net investment income was $(1,594,409) and $(891,232) for the Global Real Estate Securities and International Real Estate Securities Funds, respectively, as of December 31, 2017.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statements of Changes in Net Assets (continued)

	Real Estate Securities Fund
	For the Fiscal Year Ended December 31, 2018	For the Fiscal Year Ended December 31, 2017
From operations:

Net investment income	$4,751,873	$6,848,059

Net realized gain	24,114,327	47,112,824

Net change in unrealized loss	(38,901,542)	(47,855,543)

Net increase (decrease) in net assets resulting from operations	(10,035,342)	6,105,340

Distributions to shareholders:

From distributable earnings:

Class A Shares	(4,351,150)	(7,136,568	)(a)

Class C Shares	(645,744)	(2,223,793	)(a)

Institutional Shares	(6,004,021)	(39,528,458	)(a)

Service Shares	(233,397)	(420,983	)(a)

Investor Shares(b)	(1,352,024)	(1,962,666	)(a)

Class P Shares(c)	(15,469,785)	—

Class R Shares	(288,384)	(548,676	)(a)
Class R6 Shares	(130,756)	(35,755	)(a)

Total distributions to shareholders	(28,475,261)	(51,856,899)

From share transactions:

Proceeds from sales of shares	173,737,317	61,694,002

Reinvestment of distributions	27,655,532	50,355,569

Cost of shares redeemed	(273,708,249)	(276,394,225)

Net decrease in net assets resulting from share transactions	(72,315,400)	(164,344,654)
TOTAL DECREASE	(110,826,003)	(210,096,213)

Net assets:(d)

Beginning of year	273,177,137	483,273,350

End of year	$162,351,134	$273,177,137

(a)	Prior year information has been revised to conform to current year presentation, see prior year presentation below:

	Class A	Class C	Institutional	Service	Investor(b)	Class R	Class R6
Distributions from net investment income:	$(740,445)	$(148,930)	$(5,372,052)	$(38,675)	$(209,034)	$(47,143)	$(768)
Distributions from net realized gains:	$(6,396,123)	$(2,074,863)	$(34,156,406)	$(382,308)	$(1,753,632)	$(501,533)	$(34,987)

(b)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(c)	Commenced operations on April 17, 2018.
(d)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $1,213,084 for the Fund as of December 31, 2017.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Real Estate Securities Fund
	Class A Shares
	Years Ended December 31,			For the Period August 31, 2015* to December 31, 2015
	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$10.64	$10.05	$10.44	$10.00

Net investment income(a)	0.19	0.21	0.17	0.05

Net realized and unrealized gain (loss)	(0.79)	0.63	(0.08)	0.52

Total from investment operations	(0.60)	0.84	0.09	0.57

Distributions to shareholders from net investment income	(0.20)	(0.25)	(0.29)	(0.12)

Distributions to shareholders from net realized gains	—	— (b)	(0.17)	(0.01)

Distributions to shareholders from return of capital	(0.05)	—	(0.02)	—

Total distributions	(0.25)	(0.25)	(0.48)	(0.13)

Net asset value, end of period	$9.79	$10.64	$10.05	$10.44

Total return(c)	(5.77)%	8.50%	0.82%	5.71%

Net assets, end of period (in 000s)	$905	$1,768	$32	$26

Ratio of net expenses to average net assets	1.37%	1.39%	1.44%	1.40	%(d)

Ratio of total expenses to average net assets	1.52%	1.59%	4.34%	15.24	%(d)

Ratio of net investment income to average net assets	1.85%	2.03%	1.57%	1.43	%(d)

Portfolio turnover rate(e)	67%	58%	60%	14%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Real Estate Securities Fund
	Class C Shares
	Years Ended December 31,			For the Period August 31, 2015* to December 31, 2015
	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$10.64	$10.04	$10.43	$10.00

Net investment income(a)	0.12	0.12	0.10	0.02

Net realized and unrealized gain (loss)	(0.80)	0.65	(0.09)	0.52

Total from investment operations	(0.68)	0.77	0.01	0.54

Distributions to shareholders from net investment income	(0.12)	(0.17)	(0.21)	(0.10)

Distributions to shareholders from net realized gains	—	— (b)	(0.17)	(0.01)

Distributions to shareholders from return of capital	(0.05)	—	(0.02)	—

Total distributions	(0.17)	(0.17)	(0.40)	(0.11)

Net asset value, end of period	$9.79	$10.64	$10.04	$10.43

Total return(c)	(6.45)%	7.72%	0.11%	5.41%

Net assets, end of period (in 000s)	$27	$28	$36	$26

Ratio of net expenses to average net assets	2.12%	2.15%	2.15%	2.15	%(d)

Ratio of total expenses to average net assets	2.27%	2.79%	5.31%	16.01	%(d)

Ratio of net investment income to average net assets	1.20%	1.15%	0.93%	0.68	%(d)

Portfolio turnover rate(e)	67%	58%	60%	14%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Real Estate Securities Fund
	Institutional Shares
	Years Ended December 31,			For the Period August 31, 2015* to December 31, 2015
	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$10.66	$10.06	$10.44	$10.00

Net investment income (loss)(a)	(0.03)	0.24	0.24	0.06

Net realized and unrealized gain (loss)	(0.54)	0.65	(0.10)	0.52

Total from investment operations	(0.57)	0.89	0.14	0.58

Distributions to shareholders from net investment income	(0.22)	(0.29)	(0.32)	(0.13)

Distributions to shareholders from net realized gains	—	— (b)	(0.17)	(0.01)

Distributions to shareholders from return of capital	(0.05)	—	(0.03)	—

Total distributions	(0.27)	(0.29)	(0.52)	(0.14)

Net asset value, end of period	$9.82	$10.66	$10.06	$10.44

Total return(c)	(5.41)%	8.96%	1.30%	5.81%

Net assets, end of period (in 000s)	$1,855	$338,527	$27,663	$3,043

Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00	%(d)

Ratio of total expenses to average net assets	1.18%	1.24%	2.82%	14.86	%(d)

Ratio of net investment income (loss) to average net assets	(0.26)%	2.31%	2.23%	1.83	%(d)

Portfolio turnover rate(e)	67%	58%	60%	14%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Real Estate Securities Fund
	Investor Shares(a)
	Years Ended December 31,			For the Period August 31, 2015* to December 31, 2015
	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$10.65	$10.05	$10.44	$10.00

Net investment income(b)	0.23	0.22	0.20	0.06

Net realized and unrealized gain (loss)	(0.81)	0.65	(0.09)	0.51

Total from investment operations	(0.58)	0.87	0.11	0.57

Distributions to shareholders from net investment income	(0.22)	(0.27)	(0.31)	(0.12)

Distributions to shareholders from net realized gains	—	— (c)	(0.17)	(0.01)

Distributions to shareholders from return of capital	(0.05)	—	(0.02)	—

Total distributions	(0.27)	(0.27)	(0.50)	(0.13)

Net asset value, end of period	$9.80	$10.65	$10.05	$10.44

Total return(d)	(5.50)%	8.80%	1.05%	5.78%

Net assets, end of period (in 000s)	$27	$29	$27	$26

Ratio of net expenses to average net assets	1.12%	1.15%	1.15%	1.15	%(e)

Ratio of total expenses to average net assets	1.27%	1.75%	4.22%	15.02	%(e)

Ratio of net investment income to average net assets	2.20%	2.13%	1.85%	1.68	%(e)

Portfolio turnover rate(f)	67%	58%	60%	14%

*	Commencement of Operations.
(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout The Period

	Goldman Sachs Global Real Estate Securities Fund
	Class P Shares
	April 17, 2018* to December 31, 2018
Per Share Data

Net asset value, beginning of period	$10.30

Net investment income(a)	0.23

Net realized and unrealized loss	(0.50)

Total from investment operations	(0.27)

Distributions to shareholders from net investment income	(0.18)

Distributions to shareholders from return of capital	(0.05)

Total distributions	(0.23)

Net asset value, end of period	$9.80

Total return(b)	(2.69)%

Net assets, end of period (in 000s)	$39,405

Ratio of net expenses to average net assets	0.96	%(c)

Ratio of total expenses to average net assets	1.11	%(c)

Ratio of net investment income to average net assets	3.15	%(c)

Portfolio turnover rate(d)	67%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Real Estate Securities Fund
	Class R Shares
	Years Ended December 31,			For the Period August 31, 2015* to December 31, 2015
	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$10.65	$10.05	$10.44	$10.00

Net investment income(a)	0.18	0.17	0.14	0.04

Net realized and unrealized gain (loss)	(0.81)	0.65	(0.08)	0.52

Total from investment operations	(0.63)	0.82	0.06	0.56

Distributions to shareholders from net investment income	(0.17)	(0.22)	(0.26)	(0.11)

Distributions to shareholders from net realized gains	—	— (b)	(0.17)	(0.01)

Distributions to shareholders from return of capital	(0.05)	—	(0.02)	—

Total distributions	(0.22)	(0.22)	(0.45)	(0.12)

Net asset value, end of period	$9.80	$10.65	$10.05	$10.44

Total return(c)	(5.97)%	8.26%	0.57%	5.65%

Net assets, end of period (in 000s)	$27	$29	$27	$26

Ratio of net expenses to average net assets	1.62%	1.65%	1.65%	1.65	%(d)

Ratio of total expenses to average net assets	1.77%	2.25%	4.73%	15.51	%(d)

Ratio of net investment income to average net assets	1.70%	1.63%	1.35%	1.18	%(d)

Portfolio turnover rate(e)	67%	58%	60%	14%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Real Estate Securities Fund
	Class R6 Shares
	Years Ended December 31,			For the Period August 31, 2015* to December 31, 2015
	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$10.66	$10.06	$10.44	$10.00

Net investment income(a)	0.29	0.24	0.21	0.06

Net realized and unrealized gain (loss)	(0.86)	0.65	(0.07)	0.52

Total from investment operations	(0.57)	0.89	0.14	0.58

Distributions to shareholders from net investment income	(0.24)	(0.29)	(0.33)	(0.13)

Distributions to shareholders from net realized gains	—	— (b)	(0.17)	(0.01)

Distributions to shareholders from return of capital	(0.05)	—	(0.02)	—

Total distributions	(0.29)	(0.29)	(0.52)	(0.14)

Net asset value, end of period	$9.80	$10.66	$10.06	$10.44

Total return(c)	(5.44)%	8.97%	1.31%	5.82%

Net assets, end of period (in 000s)	$259,662	$29	$27	$26

Ratio of net expenses to average net assets	0.97%	0.99%	0.98%	0.97	%(d)

Ratio of total expenses to average net assets	1.11%	1.59%	4.05%	14.85	%(d)

Ratio of net investment income to average net assets	2.76%	2.29%	2.02%	1.85	%(d)

Portfolio turnover rate(e)	67%	58%	60%	14%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Real Estate Securities Fund
	Class A Shares
	Years Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$6.48	$5.73	$6.09	$6.38	$6.54

Net investment income(a)	0.13	0.12	0.12	0.10	0.21	(b)

Net realized and unrealized gain (loss)	(0.59)	0.89	(0.23)	(0.24)	(0.14)

Total from investment operations	(0.46)	1.01	(0.11)	(0.14)	0.07

Distributions to shareholders from net investment income	(0.12)	(0.26)	(0.25)	(0.15)	(0.23)

Net asset value, end of year	$5.90	$6.48	$5.73	$6.09	$6.38

Total return(c)	(7.19)%	17.89%	(1.84)%	(2.25)%	1.05%

Net assets, end of year (in 000s)	$3,081	$4,377	$5,400	$7,702	$10,017

Ratio of net expenses to average net assets	1.38%	1.39%	1.39%	1.41%	1.46%

Ratio of total expenses to average net assets	1.76%	1.70%	1.62%	1.62%	1.61%

Ratio of net investment income to average net assets	2.04%	2.02%	1.90%	1.50%	3.13	%(b)

Portfolio turnover rate(d)	43%	38%	41%	45%	50%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a corporate action which amounted to $0.10 per share and 1.50% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Real Estate Securities Fund
	Class C Shares
	Years Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$6.50	$5.73	$6.09	$6.38	$6.53

Net investment income(a)	0.09	0.08	0.07	0.05	0.16	(b)

Net realized and unrealized gain (loss)	(0.60)	0.90	(0.23)	(0.24)	(0.13)

Total from investment operations	(0.51)	0.98	(0.16)	(0.19)	0.03

Distributions to shareholders from net investment income	(0.05)	(0.21)	(0.20)	(0.10)	(0.18)

Net asset value, end of year	$5.94	$6.50	$5.73	$6.09	$6.38

Total return(c)	(7.89)%	17.23%	(2.65)%	(3.03)%	0.44%

Net assets, end of year (in 000s)	$231	$810	$1,148	$1,622	$1,962

Ratio of net expenses to average net assets	2.13%	2.14%	2.14%	2.16%	2.21%

Ratio of total expenses to average net assets	2.49%	2.44%	2.37%	2.37%	2.36%

Ratio of net investment income to average net assets	1.38%	1.26%	1.12%	0.76%	2.42	%(b)

Portfolio turnover rate(d)	43%	38%	41%	45%	50%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a corporate action which amounted to $0.10 per share and 1.50% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Real Estate Securities Fund
	Institutional Shares
	Years Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$6.26	$5.54	$5.91	$6.19	$6.35

Net investment income(a)	0.18	0.14	0.14	0.12	0.22	(b)

Net realized and unrealized gain (loss)	(0.60)	0.87	(0.24)	(0.22)	(0.12)

Total from investment operations	(0.42)	1.01	(0.10)	(0.10)	0.10

Distributions to shareholders from net investment income	(0.13)	(0.29)	(0.27)	(0.18)	(0.26)

Net asset value, end of year	$5.71	$6.26	$5.54	$5.91	$6.19

Total return(c)	(6.72)%	18.45%	(1.63)%	(1.73)%	1.53%

Net assets, end of year (in 000s)	$10,138	$117,768	$297,473	$333,601	$379,651

Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	1.01%	1.05%

Ratio of total expenses to average net assets	1.35%	1.28%	1.22%	1.22%	1.21%

Ratio of net investment income to average net assets	2.90%	2.44%	2.28%	1.92%	3.42	%(b)

Portfolio turnover rate(d)	43%	38%	41%	45%	50%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a corporate action which amounted to $0.10 per share and 1.50% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Real Estate Securities Fund
	Investor Shares(a)
	Years Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$6.43	$5.68	$6.04	$6.33	$6.48

Net investment income(b)	0.14	0.16	0.12	0.11	0.20	(c)

Net realized and unrealized gain (loss)	(0.58)	0.87	(0.22)	(0.24)	(0.11)

Total from investment operations	(0.44)	1.03	(0.10)	(0.13)	0.09

Distributions to shareholders from net investment income	(0.14)	(0.28)	(0.26)	(0.16)	(0.24)

Net asset value, end of year	$5.85	$6.43	$5.68	$6.04	$6.33

Total return(d)	(7.00)%	18.29%	(1.57)%	(2.04)%	1.38%

Net assets, end of year (in 000s)	$103	$109	$107	$88	$193

Ratio of net expenses to average net assets	1.13%	1.14%	1.14%	1.17%	1.21%

Ratio of total expenses to average net assets	1.52%	1.45%	1.37%	1.37%	1.35%

Ratio of net investment income to average net assets	2.24%	2.54%	2.05%	1.64%	2.98	%(c)

Portfolio turnover rate(e)	43%	38%	41%	45%	50%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from a corporate action which amounted to $0.10 per share and 1.50% of average net assets.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout The Period

	Goldman Sachs International Real Estate Securities Fund
	Class P Shares
	April 17, 2018* to December 31, 2018
Per Share Data

Net asset value, beginning of period	$6.38

Net investment income(a)	0.08

Net realized and unrealized loss	(0.61)

Total from investment operations	(0.53)

Distributions to shareholders from net investment income	(0.15)

Net asset value, end of period	$5.70

Total return(b)	(8.45)%

Net assets, end of period (in 000s)	$82,014

Ratio of net expenses to average net assets	0.98	%(c)

Ratio of total expenses to average net assets	1.39	%(c)

Ratio of net investment income to average net assets	1.85	%(c)

Portfolio turnover rate(d)	43%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Real Estate Securities Fund
	Class R6 Shares
	Years Ended December 31,			For the Period July 31, 2015* to December 31, 2015
	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$6.26	$5.54	$5.91	$6.33

Net investment income(a)	0.24	0.14	0.13	0.05

Net realized and unrealized gain (loss)	(0.65)	0.87	(0.23)	(0.37)

Total from investment operations	(0.41)	1.01	(0.10)	(0.32)

Distributions to shareholders from net investment income	(0.15)	(0.29)	(0.27)	(0.10)

Net asset value, end of period	$5.70	$6.26	$5.54	$5.91

Total return(b)	(6.71)%	18.48%	(1.61)%	(5.03)%

Net assets, end of period (in 000s)	$202	$11	$9	$9

Ratio of net expenses to average net assets	0.98%	0.99%	1.02%	0.99	%(c)

Ratio of total expenses to average net assets	1.29%	1.29%	1.18%	1.15	%(c)

Ratio of net investment income to average net assets	3.86%	2.41%	2.26%	1.91	%(c)

Portfolio turnover rate(d)	43%	38%	41%	45%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Real Estate Securities Fund
	Class A Shares
	Years Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$15.53	$18.40	$19.59	$19.83	$15.54

Net investment income(a)	0.28	0.30	0.33	0.29	0.21	(b)

Net realized and unrealized gain (loss)	(0.94)	0.06	0.71	0.30	4.36

Total from investment operations	(0.66)	0.36	1.04	0.59	4.57

Distributions to shareholders from net investment income	(0.37)	(0.29)	(0.32)	(0.31)	(0.28)

Distributions to shareholders from net realized gains	(1.89)	(2.94)	(1.91)	(0.52)	—

Total distributions	(2.26)	(3.23)	(2.23)	(0.83)	(0.28)

Net asset value, end of year	$12.61	$15.53	$18.40	$19.59	$19.83

Total return(c)	(5.39)%	2.11%	5.38%	3.14%	29.63%

Net assets, end of year (in 000s)	$26,002	$38,120	$54,869	$57,936	$73,103

Ratio of net expenses to average net assets	1.30%	1.31%	1.31%	1.26%	1.39%

Ratio of total expenses to average net assets	1.50%	1.54%	1.52%	1.51%	1.52%

Ratio of net investment income to average net assets	1.88%	1.65%	1.62%	1.44%	1.15	%(b)

Portfolio turnover rate(d)	43%	35%	31%	41%	52%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.37% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Real Estate Securities Fund
	Class C Shares
	Years Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$14.88	$17.79	$19.03	$19.32	$15.18

Net investment income(a)	0.12	0.16	0.18	0.14	0.07	(b)

Net realized and unrealized gain (loss)	(0.85)	0.06	0.68	0.30	4.25

Total from investment operations	(0.73)	0.22	0.86	0.44	4.32

Distributions to shareholders from net investment income	(0.27)	(0.19)	(0.19)	(0.21)	(0.18)

Distributions to shareholders from net realized gains	(1.89)	(2.94)	(1.91)	(0.52)	—

Total distributions	(2.16)	(3.13)	(2.10)	(0.73)	(0.18)

Net asset value, end of year	$11.99	$14.88	$17.79	$19.03	$19.32

Total return(c)	(6.12)%	1.38%	4.56%	2.39%	28.64%

Net assets, end of year (in 000s)	$3,568	$12,421	$15,578	$15,056	$16,497

Ratio of net expenses to average net assets	2.05%	2.06%	2.06%	2.01%	2.14%

Ratio of total expenses to average net assets	2.25%	2.29%	2.27%	2.26%	2.26%

Ratio of net investment income to average net assets	0.83%	0.92%	0.91%	0.73%	0.39	%(b)

Portfolio turnover rate(d)	43%	35%	31%	41%	52%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.37% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Real Estate Securities Fund
	Institutional Shares
	Years Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$15.98	$18.81	$19.97	$20.18	$15.80

Net investment income(a)	0.23	0.37	0.41	0.38	0.27	(b)

Net realized and unrealized gain (loss)	(0.86)	0.08	0.74	0.30	4.44

Total from investment operations	(0.63)	0.45	1.15	0.68	4.71

Distributions to shareholders from net investment income	(0.41)	(0.34)	(0.40)	(0.37)	(0.33)

Distributions to shareholders from net realized gains	(1.89)	(2.94)	(1.91)	(0.52)	—

Total distributions	(2.30)	(3.28)	(2.31)	(0.89)	(0.33)

Net asset value, end of year	$13.05	$15.98	$18.81	$19.97	$20.18

Total return(c)	(5.04)%	2.58%	5.81%	3.56%	30.10%

Net assets, end of year (in 000s)	$31,337	$206,095	$397,211	$463,105	$502,407

Ratio of net expenses to average net assets	0.91%	0.91%	0.91%	0.86%	0.99%

Ratio of total expenses to average net assets	1.12%	1.14%	1.12%	1.11%	1.11%

Ratio of net investment income to average net assets	1.50%	1.98%	2.03%	1.88%	1.49	%(b)

Portfolio turnover rate(d)	43%	35%	31%	41%	52%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.37% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Real Estate Securities Fund
	Service Shares
	Years Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$15.65	$18.52	$19.71	$19.94	$15.63

Net investment income(a)	0.26	0.29	0.31	0.27	0.18	(b)

Net realized and unrealized gain (loss)	(0.95)	0.06	0.72	0.32	4.39

Total from investment operations	(0.69)	0.35	1.03	0.59	4.57

Distributions to shareholders from net investment income	(0.36)	(0.28)	(0.31)	(0.30)	(0.26)

Distributions to shareholders from net realized gains	(1.89)	(2.94)	(1.91)	(0.52)	—

Total distributions	(2.25)	(3.22)	(2.22)	(0.82)	(0.26)

Net asset value, end of year	$12.71	$15.65	$18.52	$19.71	$19.94

Total return(c)	(5.56)%	2.07%	5.20%	3.09%	29.49%

Net assets, end of year (in 000s)	$1,429	$2,446	$2,951	$2,744	$3,527

Ratio of net expenses to average net assets	1.41%	1.41%	1.41%	1.36%	1.49%

Ratio of total expenses to average net assets	1.61%	1.64%	1.62%	1.61%	1.61%

Ratio of net investment income to average net assets	1.73%	1.60%	1.55%	1.35%	0.98	%(b)

Portfolio turnover rate(d)	43%	35%	31%	41%	52%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.37% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Real Estate Securities Fund
	Investor Shares(a)
	Years Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$15.65	$18.50	$19.68	$19.90	$15.59

Net investment income(b)	0.31	0.36	0.39	0.35	0.31	(c)

Net realized and unrealized gain (loss)	(0.94)	0.06	0.71	0.30	4.31

Total from investment operations	(0.63)	0.42	1.10	0.65	4.62

Distributions to shareholders from net investment income	(0.40)	(0.33)	(0.37)	(0.35)	(0.31)

Distributions to shareholders from net realized gains	(1.89)	(2.94)	(1.91)	(0.52)	—

Total distributions	(2.29)	(3.27)	(2.28)	(0.87)	(0.31)

Net asset value, end of year	$12.73	$15.65	$18.50	$19.68	$19.90

Total return(d)	(5.18)%	2.42%	5.65%	3.44%	29.94%

Net assets, end of year (in 000s)	$7,969	$10,776	$8,467	$7,283	$6,900

Ratio of net expenses to average net assets	1.05%	1.06%	1.06%	1.01%	1.14%

Ratio of total expenses to average net assets	1.25%	1.29%	1.27%	1.26%	1.27%

Ratio of net investment income to average net assets	2.10%	1.99%	1.92%	1.77%	1.70	%(c)

Portfolio turnover rate(e)	43%	35%	31%	41%	52%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.37% of average net assets.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout The Period

	Goldman Sachs Real Estate Securities Fund
	Class P Shares
	April 17, 2018* to December 31, 2018
Per Share Data

Net asset value, beginning of period	$14.90

Net investment income(a)	0.39

Net realized and unrealized loss	(0.01)

Total from investment operations	0.38

Distributions to shareholders from net investment income	(0.35)

Distributions to shareholders from net realized gains	(1.89)

Total distributions	(2.24)

Net asset value, end of period	$13.04

Total return(b)	1.36%

Net assets, end of period (in 000s)	$89,479

Ratio of net expenses to average net assets	0.90	%(c)

Ratio of total expenses to average net assets	1.07	%(c)

Ratio of net investment income to average net assets	3.56	%(c)

Portfolio turnover rate(d)	43%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Real Estate Securities Fund
	Class R Shares
	Years Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$15.39	$18.27	$19.47	$19.73	$15.48

Net investment income(a)	0.24	0.26	0.29	0.27	0.19	(b)

Net realized and unrealized gain (loss)	(0.93)	0.05	0.70	0.27	4.31

Total from investment operations	(0.69)	0.31	0.99	0.54	4.50

Distributions to shareholders from net investment income	(0.34)	(0.25)	(0.28)	(0.28)	(0.25)

Distributions to shareholders from net realized gains	(1.89)	(2.94)	(1.91)	(0.52)	—

Total distributions	(2.23)	(3.19)	(2.19)	(0.80)	(0.25)

Net asset value, end of year	$12.47	$15.39	$18.27	$19.47	$19.73

Total return(c)	(5.62)%	1.92%	5.08%	2.89%	29.29%

Net assets, end of year (in 000s)	$1,770	$3,092	$4,156	$3,149	$1,877

Ratio of net expenses to average net assets	1.55%	1.56%	1.56%	1.50%	1.64%

Ratio of total expenses to average net assets	1.75%	1.79%	1.77%	1.77%	1.77%

Ratio of net investment income to average net assets	1.60%	1.45%	1.44%	1.38%	1.05	%(b)

Portfolio turnover rate(d)	43%	35%	31%	41%	52%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.37% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Real Estate Securities Fund
	Class R6 Shares
	Years Ended December 31,			For the Period July 31, 2015* to December 31, 2015
	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$15.98	$18.81	$19.98	$19.93

Net investment income(a)	0.16	0.41	0.46	0.22

Net realized and unrealized gain (loss)	(0.79)	0.05	0.68	0.48

Total from investment operations	(0.63)	0.46	1.14	0.70

Distributions to shareholders from net investment income	(0.41)	(0.35)	(0.40)	(0.13)

Distributions to shareholders from net realized gains	(1.89)	(2.94)	(1.91)	(0.52)

Total distributions	(2.30)	(3.29)	(2.31)	(0.65)

Net asset value, end of period	$13.05	$15.98	$18.81	$19.98

Total return(b)	(5.03)%	2.60%	5.77%	3.64%

Net assets, end of period (in 000s)	$797	$227	$42	$10

Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.91	%(c)

Ratio of total expenses to average net assets	1.08%	1.14%	1.09%	1.07	%(c)

Ratio of net investment income to average net assets	1.02%	2.23%	2.25%	2.65	%(c)

Portfolio turnover rate(d)	43%	35%	31%	41%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements

December 31, 2018

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Global Real Estate Securities	A, C, Institutional, Investor, P(a), R and R6	Non-diversified
International Real Estate Securities	A, C, Institutional, Investor, P(a) and R6	Non-diversified
Real Estate Securities	A, C, Institutional, Service, Investor, P(a), R and R6	Non-diversified

(a)	Commenced operations on April 17, 2018.

Class A Shares of the Global Real Estate Securities, International Real Estate Securities, and Real Estate Securities Funds are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as Investment Adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each

57

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Global Real Estate Securities and Real Estate Securities	Quarterly	Annually
International Real Estate Securities	Semi-Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

58

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

59

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

December 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2018:

GLOBAL REAL ESTATE SECURITIES

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$—	$63,147,006	$—

Australia and Oceania	—	13,134,602	—

Europe	—	52,327,559	—

North America	158,833,610	—	—

Investment Company	19,490,688	—	—

Total	$178,324,298	$128,609,167	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent third party (fair value) service for certain international equity securities, resulting in a Level 2 classification.

INTERNATIONAL REAL ESTATE SECURITIES

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$—	$41,556,108	$—

Australia and Oceania	—	8,541,699	—

Europe	—	36,309,687	—

North America	5,835,316	—	—

Investment Company	2,155,823	—	—

Total	$7,991,139	$86,407,494	$—

60

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

REAL ESTATE SECURITIES

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

North America	$161,117,404	$—	$—

Derivative Type

Assets(b)

Forward Foreign Currency Exchange Contracts	$—	$4,571	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent third party (fair value) service for certain international equity securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2018. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Fund	Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Real Estate Securities	Currency	Receivables for unrealized gain on forward foreign currency exchange contracts	$4,571	—	$—

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2018. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Real Estate Securities
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$346	$4,571	1

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2018.

61

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

December 31, 2018

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

As of December 31, 2018, the contractual management fees with GSAM were as stated below. The effective contractual management rates and effective net management rates represent the rates for the fiscal year ended December 31, 2018.

	Contractual Management Rate					Effective Rate	Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
Global Real Estate Securities	0.93%	0.84%	0.80%	0.78%	0.76%	0.97%	0.93%
International Real Estate Securities	0.95	0.95	0.86	0.81	0.80	0.99	0.95
Real Estate Securities	0.87	0.78	0.74	0.73	0.71	0.92	0.87

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

Prior to April 30, 2018, the contractual management fee rates for the Global Real Estate Securities Fund, International Real Estate Securities Fund and Real Estate Securities Fund were as stated below and GSAM agreed to waive a portion of its management fee in order to achieve an Effective Net Management Rate as set forth in the Funds’ prospectus dated April 28, 2017.

Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
Global Real Estate Securities	1.05%	0.95%	0.90%	0.88%	0.86%
International Real Estate Securities	1.05	1.05	0.95	0.90	0.88
Real Estate Securities	1.00	0.90	0.86	0.84	0.82

The Global Real Estate Securities, International Real Estate Securities and Real Estate Securities Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2018, GSAM waived $13,177, $964 and $229 of the Global Real Estate Securities Fund, International Real Estate Securities Fund and Real Estate Securities Fund management fees, respectively.

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

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GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution and/or Service Plans	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2018, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Global Real Estate Securities	$308	$—
International Real Estate Securities	366	7
Real Estate Securities	1,245	6

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C or Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Funds are 0.004%. These Other Expense limitations will remain in place through at least April 30, 2019, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. Prior to April 30, 2018, the Other Expense limitation was 0.034% for the Global Real Estate Securities Fund. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

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GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

December 31, 2018

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended December 31, 2018, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
Global Real Estate Securities	$143,512	$334,241	$—	$477,753
International Real Estate Securities	39,623	370,807	1,045	411,475
Real Estate Securities	104,110	331,164	1,489	436,763

G.  Line of Credit Facility — As of December 31, 2018, the Funds participated in a $770,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2018, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2018:

Fund	Beginning Value as of December 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2018	Shares as of December 31, 2018	Dividend Income from Affiliated Investment Company
Global Real Estate Securities	$5,247,385	$143,753,823	$(129,510,520)	$19,490,688	19,490,688	$150,663
International Real Estate Securities	—	30,045,375	(27,889,552)	2,155,823	2,155,823	11,141
Real Estate Securities	—	19,033,074	(19,033,074)	—	—	1,842

As of December 31, 2018, The Goldman Sachs Group, Inc. was the beneficial owner of the following Funds:

	Percent of Share Class owned by Goldman Sachs Group, Inc.
Fund	Class C	Institutional	Investor	Class R	Class R6
Global Real Estate Securities	100%	91%	100%	100%	—%
International Real Estate Securities	—	—	9	—	5

As of December 31, 2018, the following Goldman Sachs Fund of Funds Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds.

Fund	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Growth Strategy Portfolio	Goldman Sachs Satellite Strategies Portfolio	Goldman Sachs Tax-Advantaged Global Equity Portfolio	Goldman Sachs Equity Growth Strategy Portfolio
Global Real Estate Securities	11%	18%	24%	19%	6%

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GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2018, were as follows:

Fund	Purchases	Sales
Global Real Estate Securities	$211,071,852	$224,804,013
International Real Estate Securities	45,950,961	66,042,147
Real Estate Securities	96,748,712	190,404,213

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Global Real Estate Securities Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Global Real Estate Securities Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% (prior to February 21, 2018, GSAM may have received a management fee of up to 0.205%) on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds may enter into master netting agreements with borrowers, which provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2018, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable. The Global Real Estate Fund did not have securities on loan as of December 31, 2018.

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GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

December 31, 2018

7. SECURITIES LENDING (continued)

Each of the Global Real Estate Securities Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended December 31, 2018, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the fiscal year ended December 31, 2018
Fund	Earnings of GSAL Relating to Securities Loaned	Amount Received by the Fund from Lending to Goldman Sachs
Global Real Estate Securities	$3,005	$5,782

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended December 31, 2018:

Fund	Beginning Value as of December 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2018
Global Real Estate Securities	$—	$36,915,613	$(36,915,613)	$—

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

	Global Real Estate Securities	International Real Estate Securities	Real Estate Securities
Distributions paid from:
Ordinary income	$7,379,626	$2,444,806	$4,896,608
Net long-term capital gains	—	—	23,578,653
Return of capital distribution	1,680,428	—	—
Total taxable distributions	$9,060,054	$2,444,806	$28,475,261

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

	Global Real Estate Securities	International Real Estate Securities	Real Estate Securities
Distributions paid from:
Ordinary income	$6,893,580	$6,157,427	$8,631,473
Net long-term capital gains	—	—	43,225,426
Total taxable distributions	$6,893,580	$6,157,427	$51,856,899

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GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

8. TAX INFORMATION (continued)

As of December 31, 2018, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Global Real Estate Securities	International Real Estate Securities	Real Estate Securities
Undistributed ordinary income	$—	$186,375	$—
Undistributed long-term capital gains	—	—	6,049,045
Total undistributed earnings	$—	$186,375	$6,049,045
Capital loss carryforwards:(1)
Perpetual Short-term	(181,633)	(299,100)	—
Perpetual Long-term	(308,098)	(9,461,007)	—
Total capital loss carryforwards	$(489,731)	$(9,760,107)	$—
Timing differences (Qualified Late Year Loss Deferral/§857 (b)(9) Deferred Dividend/Post October Loss Deferral/Disallowed Passive Activity Loss)	283,962	(169,270)	(260,957)
Unrealized gains (losses) — net	(11,477,654)	(6,363,977)	38,127,686
Total accumulated gains (losses) — net	$(11,683,423)	$(16,106,979)	$43,915,774

(1)	Expiration occurs on December 31 of the year indicated. The International Real Estate Securities Fund utilized $520,557 of capital losses in the current fiscal year. The International Real Estate Fund had capital loss carryforwards of $18,621,372 which expired in the current fiscal year.

As of December 31, 2018, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Global Real Estate Securities	International Real Estate Securities	Real Estate Securities
Tax cost	$318,407,685	$100,768,086	$122,994,289
Gross unrealized gain	7,697,798	4,192,230	42,644,660
Gross unrealized loss	(19,175,452)	(10,556,207)	(4,516,974)
Net unrealized gain (loss)	$(11,477,654)	$(6,363,977)	$38,127,686

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on foreign currency contracts, differences related to the tax treatment of underlying fund investments, partnership investments and passive foreign investment companies.

The International Real Estate Securities Fund reclassified $18,630,198 from distributable earnings to paid in capital for the year ending December 31, 2018. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from expired capital loss carryforwards.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid,

67

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

December 31, 2018

9. OTHER RISKS (continued)

volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Industry Concentration Risk — Concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject a Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if its investments were diversified across different industries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

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GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

9. OTHER RISKS (continued)

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

In September 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2018-13— Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in the ASU modify fair value measurement disclosures. The amendments are effective for the Fund’s fiscal year beginning after December 15, 2019. GSAM is currently evaluating the impact, if any, of the amendments.

12. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

December 31, 2018

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Global Real Estate Securities Fund

	For the Fiscal Year Ended December 31, 2018		For the Fiscal Year Ended December 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	11,051	$110,508	171,268	$1,799,548
Reinvestment of distributions	2,711	27,874	2,793	29,146
Shares redeemed	(87,523)	(895,560)	(11,013)	(115,935)
	(73,761)	(757,178)	163,048	1,712,759
Class C Shares
Reinvestment of distributions	45	460	50	523
Shares redeemed	—	5	(992)	(10,278)
	45	465	(942)	(9,755)
Institutional Shares
Shares sold	1,222,030	12,873,264	31,553,271	324,170,138
Reinvestment of distributions	14,648	149,611	657,437	6,861,006
Shares redeemed	(32,816,684)	(326,905,045)	(3,192,300)	(33,309,127)
	(31,580,006)	(313,882,170)	29,018,408	297,722,017
Investor Shares(a)
Reinvestment of distributions	74	757	71	737
Shares redeemed	—	5	—	—
	74	762	71	737
Class P Shares(b)
Shares sold	4,428,967	45,383,426	—	—
Reinvestment of distributions	42,829	438,894	—	—
Shares redeemed	(449,294)	(4,591,608)	—	—
	4,022,502	41,230,712	—	—
Class R Shares
Reinvestment of distributions	59	606	57	593
Shares redeemed	—	5	—	—
	59	611	57	593
Class R6 Shares
Shares sold	33,154,492	329,753,249	—	—
Reinvestment of distributions	821,046	8,441,321	76	784
Shares redeemed	(7,486,795)	(77,007,638)	—	—
	26,488,743	261,186,932	76	784

NET INCREASE (DECREASE)	(1,142,344)	$(12,219,866)	29,180,718	$299,427,135

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Commenced operations on April 17, 2018.

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GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Real Estate Securities Fund

	For the Fiscal Year Ended December 31, 2018		For the Fiscal Year Ended December 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	102,801	$658,762	72,233	$440,986
Reinvestment of distributions	11,578	72,106	30,269	190,118
Shares redeemed	(267,656)	(1,706,515)	(370,268)	(2,283,708)
	(153,277)	(975,647)	(267,766)	(1,652,604)
Class C Shares
Shares sold	1,347	9,031	2,101	12,762
Reinvestment of distributions	761	4,862	4,442	27,993
Shares redeemed	(87,925)	(563,412)	(82,201)	(506,181)
	(85,817)	(549,519)	(75,658)	(465,426)
Institutional Shares
Shares sold	428,434	2,715,056	3,204,976	18,811,155
Reinvestment of distributions	37,833	225,710	973,468	5,911,924
Shares redeemed	(17,488,827)	(111,884,808)	(39,049,037)	(231,364,110)
	(17,022,560)	(108,944,042)	(34,870,593)	(206,641,031)
Investor Shares(a)
Shares sold	13,116	81,200	49,028	289,344
Reinvestment of distributions	408	2,509	1,167	7,218
Shares redeemed	(12,924)	(78,892)	(51,973)	(319,485)
	600	4,817	(1,778)	(22,923)
Class P Shares(b)
Shares sold	17,791,513	112,301,001	—	—
Reinvestment of distributions	355,249	2,124,941	—	—
Shares redeemed	(3,750,183)	(22,161,241)	—	—
	14,396,579	92,264,701	—	—
Class R6 Shares
Shares sold	211,882	1,323,213	—	—
Reinvestment of distributions	1,936	11,771	82	498
Shares redeemed	(180,233)	(1,130,827)	—	—
	33,585	204,157	82	498

NET DECREASE	(2,830,890)	$(17,995,533)	(35,215,713)	$(208,781,486)

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Commenced operations on April 17, 2018.

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GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

December 31, 2018

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Real Estate Securities Fund

	For the Fiscal Year Ended December 31, 2018		For the Fiscal Year Ended December 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	428,269	$6,523,130	639,033	$11,521,192
Reinvestment of distributions	277,579	3,883,857	405,796	6,351,489
Shares redeemed	(1,097,552)	(16,145,265)	(1,573,157)	(28,410,380)
	(391,704)	(5,738,278)	(528,328)	(10,537,699)
Class C Shares
Shares sold	44,579	636,170	45,840	787,209
Reinvestment of distributions	42,238	564,452	141,534	2,112,895
Shares redeemed	(623,794)	(9,023,570)	(228,395)	(3,999,777)
	(536,977)	(7,822,948)	(41,021)	(1,099,673)
Institutional Shares
Shares sold	1,817,851	26,624,360	2,184,495	40,801,687
Reinvestment of distributions	409,345	5,974,354	2,431,191	39,332,107
Shares redeemed	(12,723,463)	(198,938,100)	(12,834,900)	(236,400,068)
	(10,496,267)	(166,339,386)	(8,219,214)	(156,266,274)
Service Shares
Shares sold	30,587	443,406	34,219	593,259
Reinvestment of distributions	8,223	116,078	14,034	220,999
Shares redeemed	(82,746)	(1,260,718)	(51,326)	(946,589)
	(43,936)	(701,234)	(3,073)	(132,331)
Investor Shares(a)
Shares sold	323,155	4,905,020	361,477	6,719,342
Reinvestment of distributions	95,922	1,352,025	124,404	1,962,666
Shares redeemed	(481,591)	(7,130,821)	(254,851)	(4,632,822)
	(62,514)	(873,776)	231,030	4,049,186
Class P Shares(b)
Shares sold	7,730,538	122,203,459	—	—
Reinvestment of distributions	1,069,090	15,469,785	—	—
Shares redeemed	(1,938,194)	(28,227,623)	—	—
	6,861,434	109,445,621	—	—
Class R Shares
Shares sold	61,635	897,688	61,079	1,062,320
Reinvestment of distributions	11,828	164,225	21,933	339,658
Shares redeemed	(132,383)	(1,966,764)	(109,624)	(1,980,661)
	(58,920)	(904,851)	(26,612)	(578,683)
Class R6 Shares
Shares sold	750,418	11,504,084	10,998	208,993
Reinvestment of distributions	9,014	130,756	2,249	35,755
Shares redeemed	(712,548)	(11,015,388)	(1,268)	(23,928)
	46,884	619,452	11,979	220,820
NET DECREASE	(4,682,000)	$(72,315,400)	(8,575,239)	$(164,344,654)

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Commenced operations on April 17, 2018.

72

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of

Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs International Real Estate Securities Fund

and Goldman Sachs Real Estate Securities Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs International Real Estate Securities Fund and Goldman Sachs Real Estate Securities Fund (three of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 26, 2019

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

73

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Fund Expenses — Six Month Period Ended December 31, 2018 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class P, Class R or Class R6 Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 through December 31, 2018, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Global Real Estate Securities Fund				International Real Estate Securities Fund				Real Estate Securities Fund
Share Class	Beginning Account Value 07/01/18	Ending Account Value 12/31/18		Expenses Paid for the 6 Months Ended 12/31/18*	Beginning Account Value 07/01/18	Ending Account Value 12/31/18		Expenses Paid for the 6 Months Ended 12/31/18*	Beginning Account Value 07/01/18	Ending Account Value 12/31/18		Expenses Paid for the 6 Months Ended 12/31/18*
Class A
Actual	$1,000	$939.10		$6.65	$1,000	$929.10		$6.71	$1,000	$934.20		$6.34
Hypothetical 5% return	1,000	1,018.35	+	6.92	1,000	1,018.25	+	7.02	1,000	1,018.65	+	6.61
Class C
Actual	1,000	935.40		10.29	1,000	925.20		10.34	1,000	930.10		9.97
Hypothetical 5% return	1,000	1,014.57	+	10.71	1,000	1,014.47	+	10.82	1,000	1,014.87	+	10.41
Institutional
Actual	1,000	940.50		4.74	1,000	930.70		4.82	1,000	936.30		4.44
Hypothetical 5% return	1,000	1,020.32	+	4.94	1,000	1,020.21	+	5.04	1,000	1,020.62	+	4.63
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	933.00		6.87
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,018.10	+	7.17
Investor
Actual	1,000	939.60		5.43	1,000	929.90		5.50	1,000	935.80		5.12
Hypothetical 5% return	1,000	1,019.61	+	5.65	1,000	1,019.51	+	5.75	1,000	1,019.91	+	5.35
Class P
Actual	1,000	941.30		4.70	1,000	930.60		4.77	1,000	935.70		4.39
Hypothetical 5% return	1,000	1,020.37	+	4.89	1,000	1,020.27	+	4.99	1,000	1,020.67	+	4.58
Class R
Actual	1,000	938.00		7.86	N/A	N/A		N/A	1,000	933.40		7.55
Hypothetical 5% return	1,000	1,017.09	+	8.19	N/A	N/A		N/A	1,000	1,017.39	+	7.88
Class R6
Actual	1,000	940.40		4.70	1,000	930.60		4.77	1,000	935.70		4.39
Hypothetical 5% return	1,000	1,020.37	+	4.89	1,000	1,020.27	+	4.99	1,000	1,020.67	+	4.58

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
Global Real Estate Securities	1.36%	2.11%	0.97%	N/A	1.11%	0.96%	1.61%	0.96%
International Real Estate Securities	1.38	2.13	0.99	N/A	1.13	0.98	N/A	0.98
Real Estate Securities	1.30	2.05	0.91	1.41%	1.05	0.90	1.55	0.90

74

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 69	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Director, Emerson Center for the Arts and Culture (2011-2017); and Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Kathryn A. Cassidy Age: 64	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Diana M. Daniels Age: 69	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Herbert J. Markley Age: 68	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Roy W. Templin Age: 58	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 67	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

75

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Trustees and Officers (Unaudited) (continued) Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 56	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				156	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2018.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2018, Goldman Sachs Trust consisted of 90 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 29 portfolios (14 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

76

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Trustees and Officers (Unaudited) (continued) Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 56	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 41	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 47	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2018.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

77

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Goldman Sachs Trust – Real Estate Securities Funds — Tax Information (Unaudited)

For the year ended December 31, 2018, 0.06% of the dividends paid from net investment company taxable income by the Real Estate Securities Fund qualify for the dividends received deduction available to corporations.

For the year ended December 31, 2018, 53.71% and 100% of the dividends paid from net investment company taxable income by the Global Real Estate Securities and Real Estate Securities Funds, respectively, qualify as section 199A dividends.

For the 2018 tax year, the International Real Estate Securities Fund has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the International Real Estate Securities Fund from sources within foreign countries and possessions of the United States was $0.1769 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Fund during the year from foreign sources was 100%. The total amount of foreign taxes paid by the Fund was $0.0178 per share.

For the fiscal year ended December 31, 2018, 19.23% and 52.53% of the dividends paid from net investment company taxable income by Global Real Estate Securities and International Real Estate Securities Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Real Estate Securities Funds designates $23,578,653, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2018.

During the fiscal year ended December 31, 2018, the Real Estate Securities Fund designates $107,862 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

78

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.34 trillion in assets under supervision as of December 31, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[4]
∎	International Equity ESG Fund[5]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[8]
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[5]	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and
Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer
and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of December 31, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2019 Goldman Sachs. All rights reserved. 155711-OTU-923337 RESAR-19/2.9K

Goldman Sachs Funds

Annual Report	December 31, 2018

Select Satellite Funds
Absolute Return Tracker
Alternative Premia
Commodity Strategy
Managed Futures Strategy

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of a Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Funds’ transfer agent if you invest directly with the transfer agent.

Goldman Sachs Select Satellite Funds

∎	ABSOLUTE RETURN TRACKER

∎	ALTERNATIVE PREMIA

∎	COMMODITY STRATEGY

∎	MANAGED FUTURES STRATEGY

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Absolute Return Tracker Fund

Investment Objective

The Fund’s investment objective is to seek to deliver long-term total return consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies (“QIS”) Team discusses the Goldman Sachs Absolute Return Tracker Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2018 (“the Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R and Class R6 Shares generated average annual total returns, without sales charges, of -2.80%, -3.60%, -2.47%, -2.58%, -3.13% and -2.46%, respectively. These returns compare to the -6.72% average annual total return of the Fund’s benchmark, the HFRX Global Hedge Fund Index (net of management, administrative and performance/incentive fees) (the “HFRX Global Hedge Fund Index”)[1], during the same time period.

For the period since their inception on April 17, 2018 through December 31, 2018, the Fund’s Class P shares generated a cumulative total return of -3.17%. This compares to the -6.64% cumulative total return of the HFRX Global Hedge Fund Index during the same time period.

Q	What economic and market factors most influenced the hedge fund asset class as a whole during the Reporting Period?

A	Hedge funds, as measured by the HFRX Global Hedge Fund Index, overall posted losses during the Reporting Period, following their strongest calendar year performance in four years in 2017. Event driven hedge funds were weakest, with the HFRX Event Driven Index returning -11.68%. Equity long/short hedge funds, as measured by the HFRX Equity Hedge Index, generated a return of -9.42%. Global macro hedge funds followed, with the HFRX Macro/CTA Index returning -3.25% for the Reporting Period. Relative value hedge funds performed comparatively best during the Reporting Period, with the HFRX Relative Value Arbitrage Index returning -1.17%.

As the Reporting Period began, hedge funds were up overall, with the HFRX Global Hedge Fund Index gaining 2.45% for the first month of 2018. Global equities rallied in January, particularly in the U.S., as the S&P 500 Index posted a gain of 5.73% amidst a backdrop of strong earnings growth. Global government bond yields edged higher toward late January. The U.S. dollar depreciated against many global currencies during the month, including the British pound sterling, euro and Japanese yen. Commodities gained broadly across energy, precious metals and agriculture sectors. Hedge funds gained across styles in January, led by global macro hedge funds. Hedge funds were then down overall in February 2018, with the HFRX Global Hedge Fund Index returning -2.42% for the month. Global equities declined sharply on the back of market speculation of a faster pace of interest rate hikes, which stoked a sharp rise in volatility. U.S. government bond yields rose during the month, while European government bond yields declined modestly. The U.S. dollar was mixed against global currencies, and agricultural commodities posted gains, while energy and metals declined. Global macro hedge funds, event driven hedge funds and equity long/short hedge funds overall lost ground; relative value hedge funds eked out a modest gain in February. Hedge funds overall posted losses in March 2018, with the HFRX Global Hedge Fund Index returning -0.98%. Equities were down across geographies on the back of escalating trade tensions and tariffs. Government bond yields declined overall for the month, and the U.S. dollar was mixed against global currencies. Hedge funds were down

1

[1]	The HFRX Global Hedge Fund Index is a trademark of Hedge Fund Research, Inc. (“HFR”). HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund.

PORTFOLIO RESULTS

across all four major styles in March 2018, with event driven hedge funds posting the largest declines.

Hedge funds were slightly up overall in April 2018. The HFRX Global Hedge Fund Index returned 0.09% for the month. Equities were generally up in April across geographies, albeit mixed across sectors in the U.S. Government bond yields increased overall; oil prices rose; and the U.S. dollar strengthened against global currencies. Hedge funds were mixed across styles in April 2018, with macro, relative value and event driven managers posting modest gains for the month, and equity long/short managers posting modest declines. Hedge funds were slightly up overall in May 2018, with the HFRX Global Hedge Fund Index returning 0.26% for the month. Equities were mixed across geographies, with U.S. equities posting gains on the back of strong economic data, while European and emerging market equities declined against a backdrop of geopolitical and trade uncertainty. Government bond yields declined in May 2018; commodities generally posted gains; and the U.S. dollar strengthened against global currencies. For the month, relative value, equity long/short and event driven hedge fund indices posted modest gains, while the macro index was slightly down. Hedge funds were slightly down overall in June 2018, with the HFRX Global Hedge Fund Index returning -0.19% for the month. Equities were mixed in June across geographies, with U.S. equities posting modest gains, while emerging market equities declined sharply against a backdrop of escalating trade tensions between the U.S. and China. The U.S. Federal Reserve (the “Fed”) increased its targeted federal funds rate in June, its second increase of the calendar year; the U.S. dollar gained against most global currencies; and commodities delivered mixed performance across sectors. For the month of June 2018, hedge funds were mixed across styles, with equity long/short and event driven hedge funds losing ground overall, and macro and relative value hedge funds as a whole posting modest gains.

Hedge funds were slightly down overall in July 2018, with the HFRX Global Hedge Fund Index returning -0.15% for the month. Equities were broadly up against a backdrop of strong corporate earnings and economic data, particularly as U.S. Government bond yields rose during the month, and the U.S. Dollar Index was essentially flat versus global currencies overall. Commodities generally declined across energy and metals, while some agricultural commodities posted gains. For the month of July 2018, hedge funds were mixed across styles, with equity long/short hedge funds up, macro and event driven hedge funds losing ground overall, and relative value hedge funds as a whole rather flat. Hedge funds were then up overall in August 2018, with the HFRX Global Hedge Fund Index returning 0.45% for the month. Equities were mixed across geographies, with U.S. equities posting gains, while developed and emerging market equities declined. Government bond yields generally declined modestly, and the U.S. dollar gained versus global currencies overall. Commodities were mixed, with oil prices increasing but many agricultural contracts declining. Macro and relative value hedge funds overall posted gains for the month of August, while equity long/short and event driven hedge funds were slightly down for the month. Hedge funds overall were then down again in September 2018, with the HFRX Global Hedge Fund Index returning -0.69% for the month. Equities were mixed across geographies; global bond yields increased across most maturities as the Fed raised interest rates; and the U.S. dollar depreciated relative to global currencies early in the month before sharply rebounding. Relative value overall was the only group among the four major styles of hedge funds to post positive, albeit modest, gains for the month.

Hedge funds were down more substantially in October 2018, with the HFRX Global Hedge Fund Index returning -3.11% for the month. Equities declined sharply in October, and U.S. bond yields edged higher, while European bond yields declined. The U.S. dollar appreciated versus global currencies during the surge in market volatility, and commodities were mixed. Hedge funds were down across all four major styles in October 2018, with event driven hedge funds posting the largest declines. Hedge funds were down again in November 2018, though less so compared to the month prior, with the HFRX Global Hedge Fund Index returning -0.62% for the month of November. Following a volatile October, global equities fluctuated in November before ending the month slightly up. Most global government bond yields declined; the U.S. dollar appreciated overall relative to global currencies; and commodities were mixed, with oil prices continuing to decline, while natural gas prices rose. Hedge funds were down across all four major styles in November 2018, with event driven hedge funds posting the largest decline, though followed closely by relative value and equity long/short hedge funds. Hedge funds were down again in December 2018, with the HFRX Global Hedge Fund Index returning -1.93% for the month. Global equities declined sharply overall. Most global government bond yields declined; the U.S. dollar weakened overall relative to global currencies; and commodities were mixed but largely declined, particularly among energy assets. Of the four major styles, macro hedge funds posted modest gains, while equity

2

PORTFOLIO RESULTS

long/short hedge funds declined most, followed by relative value and then event driven hedge funds, which posted more modest losses.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	We believe hedge funds derive a large portion of their returns from exposure to sources of market risk. The Fund uses a quantitative methodology in combination with a qualitative overlay to seek to identify the Market Exposures, or sources of market risk, that approximate the return and risk patterns of specific hedge fund indices. The Fund’s quantitative methodology seeks to allocate the Fund’s exposure to each Hedge Fund Sub-Strategy such that the Fund’s investment results approximate the return and risk patterns of a diversified universe of hedge funds. During the Reporting Period, the Fund posted negative absolute returns but significantly outperformed the HFRX Global Hedge Fund Index on a relative basis. On an absolute basis, the Fund’s Equity Long/Short Hedge Fund Sub-Strategy, Macro Hedge Fund Sub-Strategy and Event Driven Hedge Fund Sub-Strategy detracted from performance, while its Relative Value Hedge Fund Sub-Strategy had a rather neutral effect on its performance.

Among the four Sub-Strategies, the Fund’s Equity Long/Short Hedge Fund Sub-Strategy detracted the most from the Fund’s absolute return during the Reporting Period. Long exposure to single-name stocks to which hedge funds had large investments (based on 13F filings with the Securities & Exchange Commission (“SEC”)) and emerging market equities detracted the most. Conversely, exposure to health care stocks and the Fund’s global long/short quality strategy contributed positively to results.

The Fund’s Macro Hedge Fund Sub-Strategy detracted from the Fund’s return on an absolute basis during the Reporting Period, with its trend-following strategy and long exposure to a broad commodity index hurting most. Conversely, the Fund’s foreign currency carry strategy contributed positively to results during the Reporting Period.

Within the Fund’s Event Driven Hedge Fund Sub-Strategy, the Event Driven S&P 500 put writing strategy and exposure to U.S. small-cap equities detracted most from results. (Put options are most commonly used in the stock market to protect against the decline of the price of a stock below a specified price. If the price of the stock declines below the specified price of the put option, the owner/buyer of the put has the right, but not the obligation, to sell the asset at the specified price, while the seller of the put has the obligation to purchase the asset at the strike price if the owner uses the right to do so (the owner/buyer is said to exercise the put or put option). Exposure to bank loans contributed positively to results.

Within the Fund’s Relative Value Hedge Fund Sub-Strategy, long exposure to Master Limited Partnerships and its Relative Value S&P 500 put writing strategy detracted most from results. Conversely, its convertible arbitrage strategy as well as short exposure to U.S. equities contributed positively to results.

In addition to the asset classes mentioned above, the Fund was invested in a variety of developed and emerging market equities, short-term interest rates, government bonds, currencies, credit, real estate and commodities during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used exchange-traded index futures contracts to gain exposure to U.S. large-cap and small-cap equities, non-U.S. developed market equities including those in Europe, the U.K. and Japan, emerging markets equities, commodities, government bonds and short-term interest rates. The Fund used currency forward contracts to gain exposure to select developed and emerging market currencies of non-U.S. developed markets. The Fund used total return swaps to gain exposure to U.S. large cap growth and value equities, a broad commodity index, Master Limited Partnerships, and developed market and developed market growth equity indices. The Fund also used listed put options on the S&P 500 Index within the put writing sub-strategies to gain exposure to U.S. large cap equities. Lastly, the Fund used exchange-traded credit default swaps to gain exposure to high yield and investment grade credit markets across the U.S. and Europe. The use of these instruments is integral to the Fund’s investment strategy, which, overall, realized negative absolute returns during the Reporting Period.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A

The Fund’s Equity Long/Short Hedge Fund Sub-Strategy was enhanced in May 2018, with the addition of four new market-neutral factors — global long/short growth, global long/short momentum, global long/short quality, and global long/short value. These factors are implemented with long

3

PORTFOLIO RESULTS

positions in single-name stocks across developed regions in the case of the global long/short momentum, global long/short quality and global long/short value factors and with long exposure to a developed market growth index in the case of the long/short growth factor. These factors are implemented with short exposure to broad market indices across all four factors. We believe this enhancement may improve our ability to deliver the risk and return profile of equity long/short hedge fund managers.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had a 47% allocation to the Equity Long/Short Hedge Fund Sub-Strategy, 26% to the Macro Hedge Fund Sub-Strategy, 20% to the Relative Value Hedge Fund Sub-Strategy and 7% to the Event Driven Hedge Fund Sub-Strategy, quite similar to the Sub-Strategy allocations at the start of the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	During the Reporting Period, it was announced that Stephan Kessler, vice president and portfolio manager for the Fund, left the firm. Stephan’s portfolio management responsibilities for the Fund were assumed by Matthew Schwab and Federico Gilly, managing directors on the QIS team, each with 25 years of industry experience. Gary Chropuvka and Oliver Bunn remained portfolio managers for the Fund, which they have managed since 2013 and 2017, respectively, working closely with Matthew and Federico.

Q	What is the Fund’s strategy going forward?

A	In the coming months, we intend to remain focused on the Fund’s investment objective of seeking to deliver long-term total return consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds. We understand that the hedge fund industry is dynamic, and to keep pace, we seek to understand trends in the hedge fund industry by digesting information from a number of sources, including hedge fund return databases, prime brokerage reports, hedge fund consultants, regulatory filings and other public sources. Additionally, we emphasize ongoing research and continued process and model enhancement, which we can implement through our scalable, robust technological platform.

4

FUND BASICS

Absolute Return Tracker Fund

as of December 31, 2018

PERFORMANCE REVIEW

January 1, 2018–December 31, 2018	Fund Total Return (based on NAV)[1]	HFRX Global Hedge Fund Index[2]

Class A	-2.80%	-6.72%
Class C	-3.60	-6.72
Institutional	-2.47	-6.72
Investor	-2.58	-6.72
Class R	-3.13	-6.72
Class R6	-2.46	-6.72

April 17, 2018–December 31, 2018

Class P	-3.17%	-6.64%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The index is investable through products managed by HFR Asset Management, LLC that track HFRX Indices. The HFRX Global Hedge Fund Index is a trademark of HFR. HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/18	One Year	Five Years	Ten Year	Since Inception	Inception Date

Class A	-8.13%	0.53%	1.71%	0.16%	5/30/08
Class C	-4.60	0.90	1.52	-0.07	5/30/08
Institutional	-2.47	2.07	2.69	1.09	5/30/08
Investor	-2.58	1.94	2.55	0.95	5/30/08
Class P	N/A	N/A	N/A	-3.17	4/17/18
Class R	-3.13	1.43	2.03	0.44	5/30/08
Class R6	-2.46	N/A	N/A	1.87	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.17%	1.33%
Class C	1.92	2.08
Institutional	0.78	0.94
Investor	0.92	1.08
Class P	0.77	0.93
Class R	1.42	1.58
Class R6	0.77	0.93

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[5]

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Certain of the Fund’s investments reflected in the table above may be held for the purpose of covering derivative positions as required under the Investment Company Act of 1940, as amended, or for satisfying certain margin requirements related to such positions. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

6

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Performance Summary

December 31, 2018

The following graph shows the value as of December 31, 2018, of a $1,000,000 investment made on January 1, 2009 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark the HFRX Global Hedge Fund Index (net of management, administrative and performance/incentive fees), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class P, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Absolute Return Tracker Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 1, 2009 through December 31, 2018.

Average Annual Total Return through December 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 30, 2008)
Excluding sales charges	-2.80%	1.68%	2.29%	0.69%
Including sales charges	-8.13%	0.53%	1.71%	0.16%

Class C (Commenced May 30, 2008)
Excluding contingent deferred sales charges	-3.60%	0.90%	1.52%	-0.07%
Including contingent deferred sales charges	-4.60%	0.90%	1.52%	-0.07%

Institutional (Commenced May 30, 2008)	-2.47%	2.07%	2.69%	1.09%

Investor (Commenced May 30, 2008)	-2.58%	1.94%	2.55%	0.95%

Class P (Commenced April 17, 2018)	N/A	N/A	N/A	-3.17%*

Class R (Commenced May 30, 2008)	-3.13%	1.43%	2.03%	0.44%

Class R6 (Commenced July 31, 2015)	-2.46%	N/A	N/A	1.87%

*	Total return for periods of less than one year represents cumulative total return.

7

PORTFOLIO RESULTS

Goldman Sachs Alternative Premia Fund

Investment Objective

The Fund seeks long-term absolute return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies (“QIS”) Team discusses the Goldman Sachs Alternative Premia Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R and Class R6 Shares generated average annual total returns, without sales charges, of -6.18%, -6.93%, -5.74%, -5.99%, -6.40% and -5.75%, respectively. These returns compare to the 2.08% average annual total return of the Fund’s benchmark, the ICE® BofAML® USD LIBOR Three-Month Constant Maturity Index (the “LIBOR Three-Month Index”).

For the period since their inception on April 17, 2018 through December 31, 2018, the Fund’s Class P shares generated a cumulative total return of -3.51%. This compares to the 1.64% cumulative total return of the LIBOR Three-Month Index during the same time period.

We note that the Fund’s benchmark being the LIBOR Three-Month Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

The Fund’s overall annualized volatility was 5.90% during the Reporting Period. To compare, the overall annualized volatility of the S&P® 500 Index during the same time period was 16.96%.

Q	What were the primary contributors to and detractors from the Fund’s performance based on your team’s asset allocation decisions during the Reporting Period?

A	Overall, the Fund realized negative absolute returns during the Reporting Period. From an asset class perspective, alternative risk premia in equities and commodities detracted the most from performance. On the upside, allocations to fixed income premia contributed positively.

Alternative risk premia in equities detracted the most from performance, particularly in the first quarter of 2018 and the early part of the second quarter of 2018 and then again in the fourth quarter of 2018 when market reversals and whipsawing trends resulted in equity momentum strategies detracting across regions. Commodities experienced similarly significant trend reversals in both the earlier and later parts of the calendar year. Value-oriented securities suffered throughout the Reporting Period, especially in the equities asset class. Consequently, value-typed premia detracted the most from performance, with equities in the U.S. and European Union leading the underperformance. On the other hand, structural-typed premia contributed positively to performance. Carry-typed premia also contributed positively, albeit to a lesser extent. Momentum styles seek to exploit the tendency for recent relative price movements to continue in the near future. Value styles seek to take advantage of the tendency for assets with low or high market prices to revert to their fundamental valuation. Structural styles seek to profit from anomalies or mispricing present in the market. Carry styles seek to capitalize on the tendency for higher yielding assets to outperform lower yielding assets.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund allocated to alternative risk premia across a range of asset classes, which included equities, fixed income, credit, currencies and commodities. The Fund used derivative instruments to gain exposure to these asset classes. Instruments traded included credit swaps, total return swaps, equity-linked derivative instruments, forward foreign currency exchange contracts, futures contracts and written options. The use of these instruments is integral to the Fund’s current investment strategy, which realized negative absolute returns during the Reporting Period.

8

PORTFOLIO RESULTS

Q	What is the Fund’s asset allocation view and strategy for the months ahead?

A	The Fund is a multi-alternative solution that seeks to deliver long-term absolute return differentiated from those returns of core equities and fixed income markets. The Fund maintains a diversified set of exposures across equities, fixed income, currencies, commodities and credit. At the end of the Reporting Period, we maintained conviction in our diversified approach and intended to continue to manage the Fund consistent with stated objectives. There is no guarantee that the Fund’s diversified alternative investment strategies will cause it to achieve its investment objective.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	During the Reporting Period, it was announced that Stephan Kessler, vice president and portfolio manager for the Fund, left the firm. Stephan’s portfolio management responsibilities for the Fund were assumed by Evgeny Gladchenko, Executive Director. Federico Gilly and Matthew Schwab remained portfolio managers for the Fund.

9

FUND BASICS

Alternative Premia Fund

as of December 31, 2018

PERFORMANCE REVIEW

January 1, 2018–December 31, 2018	Fund Total Return (based on NAV)[1]	ICE BofAML USD LIBOR Three-Month Constant Maturity Index[2]

Class A	-6.18%	2.08%
Class C	-6.93	2.08
Institutional	-5.74	2.08
Investor	-5.99	2.08
Class R	-6.40	2.08
Class R6	-5.75	2.08

April 17, 2018–December 31, 2018

Class P	-3.51%	1.64%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The ICE BofAML USD LIBOR Three-Month Constant Maturity Index (the “Index”) tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The Index figure does not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/18	One Year	Five Years	Since Inception	Inception Date

Class A	-11.35%	0.35%	2.19%	1/5/10
Class C	-7.86	0.71	2.08	1/5/10
Institutional	-5.74	1.90	3.25	1/5/10
Investor	-5.99	1.71	3.09	1/5/10
Class P	N/A	N/A	-3.51	4/17/18
Class R	-6.40	1.23	2.58	1/5/10
Class R6	-5.75	N/A	2.41	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

10

FUND BASICS

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.34%	1.48%
Class C	2.09	2.23
Institutional	0.95	1.09
Investor	1.09	1.23
Class P	0.94	1.08
Class R	1.59	1.73
Class R6	0.94	1.08

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

11

FUND BASICS

FUND COMPOSITION[5]

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Certain of the Fund’s investments reflected in the table above may be held for the purpose of covering derivative positions as required under the Investment Company Act of 1940, as amended, or for satisfying certain margin requirements related to such positions. The above graph may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

12

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Performance Summary

December 31, 2018

The following graph shows the value as of December 31, 2018, of a $1,000,000 investment made on January 5, 2010 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the ICE BofAML USD LIBOR Three-Month Constant Maturity Index (the “LIBOR Three-Month Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class P, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Alternative Premia Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 5, 2010 through December 31, 2018.

Average Annual Total Return through December 31, 2018	One Year	Five Years	Since Inception
Class A (Commenced January 5, 2010)
Excluding sales charges	-6.18%	1.48%	2.84%
Including sales charges	-11.35%	0.35%	2.19%

Class C (Commenced January 5, 2010)
Excluding contingent deferred sales charges	-6.93%	0.71%	2.08%
Including contingent deferred sales charges	-7.86%	0.71%	2.08%

Institutional (Commenced January 5, 2010)	-5.74%	1.90%	3.25%

Investor (Commenced January 5, 2010)	-5.99%	1.71%	3.09%

Class P (Commenced April 17, 2018)	N/A	N/A	-3.51%*

Class R (Commenced January 5, 2010)	-6.40%	1.23%	2.58%

Class R6 (Commenced July 31, 2015)	-5.75%	N/A	2.41%

*	Total return for periods of less than one year represents cumulative total return.

13

GOLDMAN SACHS COMMODITY STRATEGY FUND

What Differentiates the Goldman Sachs Commodity Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our commodity investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

Goldman Sachs’ Commodity Investment Process

Our commodity investment process emphasizes the importance of both short-term, tactical opportunities and long-term investment views. Our team-based approach to managing the Goldman Sachs Commodity Strategy Fund ensures continuity and idea sharing among some of the industry’s most experienced fixed income specialists. We pursue strong, consistent performance across commodity markets through:

The Goldman Sachs Commodity Strategy Fund primarily gains exposure to the performance of the commodity markets through investment in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary invests primarily in commodity-linked swaps (which may include total return swaps), as well as other commodity-linked securities and derivative instruments that provide exposure to the performance of the commodities markets, and in fixed income and debt instruments. The Fund’s portfolio is designed to provide exposure that corresponds to the investment return of assets that trade in the commodity markets without direct investment in physical commodities.

The Fund implements enhanced cash strategies that capitalize on GSAM’s global fixed income expertise. The Fixed Income Team will employ the full spectrum of capabilities offered, including bottom-up strategies (credit, mortgages, governments /municipals, high yield, and emerging markets debt) and top-down strategies (duration, cross-sector, currency and country) in an attempt to enhance the return of the Fund.

A Commodity Fund that:

∎	Provides exposure to the commodity markets without direct investment in physical commodities

∎	Utilizes commodity-linked swaps that provide economic exposure to movements in commodity prices

14

PORTFOLIO RESULTS

Goldman Sachs Commodity Strategy Fund

Investment Objective

The Fund seeks long-term total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Commodities Team discusses the Goldman Sachs Commodity Strategy Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R and Class R6 Shares generated average annual total returns, without sales charges, of -15.17%, -15.84%, -14.89%, -14.97%, -15.40% and -14.96%, respectively. These returns compare to the -13.82% average annual total return of the Fund’s benchmark, the S&P GSCI® Total Return Index (Gross, USD, Unhedged, formerly the Goldman Sachs Commodity Index) (the “S&P GSCI®”), during the same period.

For the period since their inception on April 17, 2018 through December 31, 2018, the Fund’s Class P shares generated a cumulative total return of -18.31%. This compares to the -17.77% cumulative total return of the S&P GSCI® during the same time period.

Q	What economic and market factors most influenced the commodities markets as a whole during the Reporting Period?

A	Commodities markets overall, as measured by the S&P GSCI®, posted negative returns during the Reporting Period, though there was great dispersion in returns amongst various individual commodities during the Reporting Period. By comparison to the S&P GSCI® return of -13.82% for the Reporting Period, the S&P 500® Index and the ICE U.S. Dollar Index (“DXY”) returned -4.38% and 4.40%, respectively.[1] Overall, commodities in 2018 were hampered by the strong U.S. dollar, which rose from mid-April, a collapse in oil prices from early October and the ongoing U.S.-China trade war.

During the Reporting Period, crude oil rallied through September 2018 but gave back gains in the fourth calendar quarter amidst demand concerns, U.S. actions surrounding Iran and continued strong U.S. production. The selloff in crude oil was paralleled by bearish sentiment in broader capital markets late in the year. Yet, crude oil, in particular, faced headwinds emanating from multiple influences. For example, Saudi Arabia and Russia ramped up production ahead of anticipated Iran sanctions and faced with increasing pressure from the U.S. Subsequently, the U.S. pivot from a hawkish stance on Iran to offering waivers to countries importing Iranian crude impacted supply expectations. These factors, combined with technicals, or supply/demand imbalances, compounded the selloff in crude oil.

Agriculture posted mixed performance during the Reporting Period. Wheat led with adverse weather early in the Reporting Period in the U.S., Russia and the European Union negatively affecting their respective wheat crops. However, subsequent favorable weather for the U.S., coupled with global trade concerns, weighed on agriculture as the Reporting Period progressed.

Industrial metals performance was negative during the Reporting Period amidst global tariff and trade tensions. Precious metal prices were more moderately negative for the Reporting Period overall. Gold prices struggled for momentum, as the labor market saw modest growth, strong optimism was maintained in the services sector, and the U.S. Dollar Index rose.

Q	Which commodity subsectors were strongest during the Reporting Period?

A	While all commodity subsectors posted negative absolute returns during the Reporting Period, the livestock component

[1]	The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The DXY is a measure of the general international value of the U.S. dollar as calculated by averaging the exchange rates between the U.S. dollar and six major world currencies.

15

PORTFOLIO RESULTS

of the S&P GSCI® was strongest on a relative basis, posting a return of -1.5% for the 12 months ended December 31, 2018. Within the subsector, performance was mixed, with cattle generating positive returns, but lean hogs down for the calendar year.

The precious metals subsector of the S&P GSCI® was second strongest on a relative basis with a return of -3.6% for the Reporting Period. Gold was down for the calendar year, but up in the fourth quarter of 2018, benefiting from elevated equity market volatility, trade tensions and economic growth concerns, which together drove a risk-off sentiment among investors. For the calendar year, gold prices remained rather range-bound as a result of a tug-of-war between the effects of rising U.S. Treasury yields, which reduced the relative appeal of gold and silver, and heightened market volatility, which led to a flight to perceived safe havens. Silver moved lower than gold, posting a double-digit negative return for the Reporting Period.

The agriculture component of the S&P GSCI® also outperformed the broad S&P GSCI®, returning -8.0% during the Reporting Period. Still, there was wide divergence of returns among individual commodities within the subsector. Wheat posted a positive return, as the tightening of global wheat stocks-to-use ratios added nervousness to global supply. (The stocks-to-use ratio is a measure of supply and demand interrelationships of commodities. The ratio indicates the level of carryover stock for any given commodity as a percentage of the total use of the commodity.) Cocoa was the best performing commodity both within the subsector and within the broad S&P GSCI® during the Reporting Period, sparked by dry weather in top producer nation Cote d’Ivoire and then benefiting from Cote d’Ivoire and Ghana announcing plans to work together to strengthen the cocoa market and set price floors to better manage global prices, which had been weighed down over the past two years by higher than expected levels of production. All of the remaining commodities within the subsector posted negative returns during the Reporting Period. Soybeans, for example, remained in bearish territory, as the U.S. Department of Agriculture (“USDA”) forecasted record high soybean production for 2018. Despite China’s order of soybeans during its 90-day trade truce with the U.S., the order was smaller than expected and then was not repeated.

Q	Which commodity subsectors were weakest during the Reporting Period?

A	The industrial metals subsector was the weakest performer during the Reporting Period. The industrial metals subsector, as measured by the S&P GSCI® Industrial Metals Index, returned -18.0% for the Reporting Period overall. Industrial metals moved lower as the threat and then actuality of tariffs and trade wars raised concerns about demand out of China and the emerging markets for copper and other metals. Worries about slowing global economic growth dampening demand also weighed on this subsector. Of the industrial metals, all posted double-digit negative returns, with zinc the weakest.

The energy component of the S&P GSCI® was also weak, down 17.1% for the Reporting Period, with crude oil leading the selloff of the fourth calendar quarter. Market concerns around global economic growth and the supply picture weighed on the subsector, especially as the U.S. became the largest producer of crude oil in the world as of November 2018. Indeed, U.S. production climbed to record highs of 11.7 million barrels per day, surpassing Russia as the world’s largest producer. The Organization of the Petroleum Exporting Countries (“OPEC”) and its allies agreed to a production cut following its December 2018 meeting, with Saudi Arabia and Russia coordinating on the pace and extent of cuts. Gasoline prices fell even more dramatically, as the economy stalled and the trade war hit export sales, though they remained in record territory. Notably, natural gas gained ground, returning 4.8% during the Reporting Period. Natural gas performed well, as the amount of natural gas in U.S. storage was well below its five-year average and at the lowest level to start the winter of 2018-2019 in 15 years, in part due to the warm weather in the U.S. stretching longer into the fall, requiring extended air conditioning usage across the country, followed by a cold snap extending longer than expected.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated negative absolute returns that underperformed the S&P GSCI® during the Reporting Period. The Fund generally matched the exposures of the S&P GSCI® with no material deviations via commodity index-linked swaps. However, we did maintain a deferred West Texas Intermediate (“WTI”) crude oil position that detracted from relative performance as oil markets rallied during the first nine months of the Reporting Period and then sold off sharply in late 2018 on macroeconomic growth concerns and unanticipated additional supply. This was the main driver of deviations in the Fund’s performance from the S&P GSCI® during the Reporting Period. Our enhanced cash management strategy also detracted, albeit modestly, during the Reporting Period.

16

PORTFOLIO RESULTS

Q	How did the Fund’s enhanced roll-timing strategies impact performance during the Reporting Period?

A	Our enhanced roll-timing strategies, implemented via exposure to commodity index-linked swaps, detracted modestly from returns for the Reporting Period overall. We employ an approach whereby we do not take active views on individual commodities but rather gain Fund exposure to commodities through investments whose performance is linked to commodity indices.

We often implement commodity roll-timing strategies by deviating from the S&P GSCI® roll convention, which typically calls for rolling forward exposure at the front, or near-month, end of the futures curve on a monthly basis. The roll occurs during business days 5 through 9. To the extent our team believes fundamental or technical developments will impact the futures roll-timing decision, we will incorporate those views into the portfolio by electing to roll positions earlier, later, forward or in different weights versus the S&P GSCI® roll. However, through most of the Reporting Period, we maintained the Fund’s position along with the S&P GSCI® in the front month across the stack of commodities curves, a position implemented toward the end of 2016. Since the front month contracts are more sensitive to market dynamics, the Fund’s positions reflected our bullish view on commodity markets. During the fourth quarter of 2017, we had implemented a deferred WTI crude oil position reflecting our views that the U.S. market would see greater pressure relative to global markets, a position we maintained through the Reporting Period. This position detracted from relative returns.

Q	How did you implement the Fund’s enhanced cash management strategy?

A	In addition to seeking value through management of the commodities portion of the Fund’s portfolio, we also attempt to add a modest amount of excess return through thoughtful management of collateral held in the Fund. The cash portion of the Fund’s portfolio is typically allocated to high-grade collateral that includes U.S. Treasury securities, agency debentures, mortgage-backed securities and short-term fixed income instruments. During the Reporting Period, investments in short-term money market instruments, such as commercial paper, contributed positively to performance, as commercial paper rallied. Short positions in U.S. Treasury futures, held for the purpose of duration management, were also accretive. Investments in U.S. Treasury securities and agency mortgage-backed securities posted mixed performance during the Reporting Period amidst U.S. Federal Reserve (“Fed”) interest rate hikes and balance sheet normalization. Overall, fixed income securities used for the Fund’s collateral allocation detracted modestly from returns.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As mentioned earlier in some detail, the Fund used commodity index-linked total return swaps in implementing our enhanced roll-timing strategies in order to gain exposure to the commodities markets. In implementing our enhanced cash management strategy, the Fund used futures, interest rate swaps and forward sales contracts, which are agency mortgage-backed derivatives used in purchasing a future issuance of agency mortgage-backed securities. The Fund used futures contracts for duration management purposes. The use of these instruments is integral to the Fund’s investment strategy, which, overall, realized negative absolute returns during the Reporting Period.

Q	Did you make any changes in the Fund’s strategy or allocations during the Reporting Period?

A	We did not make any significant changes in the Fund’s strategy or allocations during the Reporting Period.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was, for the most part, positioned along with the S&P GSCI® in the front month across the stack of commodities curves, except for the deferred exposure to WTI crude oil. The Fund held exposure to the commodities underlying the S&P GSCI® through customized swaps in the Subsidiary. (The Subsidiary has the same objective as the Fund but unlike the Fund may invest without limitation in commodity index-linked securities, such as swaps and futures that provide exposure to the performance of the commodity markets.)

The cash portion of the Fund’s portfolio was allocated across various fixed income sectors, with an emphasis on the higher quality, lower volatility segments of the market, such as U.S. government and government-sponsored bonds.

At the end of the Reporting Period, the Fund’s net assets were allocated approximately 17.5% to commodity-linked securities, 49.5% to fixed income securities and 33% to cash.

Q	What is the Fund’s view and strategy going forward?

A	While we saw a relative increase in oil production during the Reporting Period on the supply side, this did not manifest in

17

PORTFOLIO RESULTS

sharply rising inventories. We believe the magnitude of the selloff in crude oil was not justified in light of current inventory levels, the outlook for production cuts and an overly pessimistic demand side consensus. Notably, ahead of OPEC’s December 2018 meeting, Saudi Arabia announced it would consider reducing output and has suggested OPEC and its allies reduce production by one million barrels per day from January 2019 to arrest price declines. At the end of the Reporting Period, we maintained the Fund’s strategy regarding deferred exposure to WTI crude oil. Potential risks to our view would include but not be limited to the possibility of economic growth and demand for oil disappointing and/or OPEC cuts not materializing.

Irrespective of directionality, we believe the market will continue to hold opportunities for the active, relative value investor.

18

FUND BASICS

Commodity Strategy Fund

as of December 31, 2018

PERFORMANCE REVIEW
January 1, 2018–December 31, 2018	Fund Total Return (based on NAV)[1]	S&P GSCI®[2]
Class A	-15.17%	-13.82%
Class C	-15.84	-13.82
Institutional	-14.89	-13.82
Investor	-14.97	-13.82
Class R	-15.40	-13.82
Class R6	-14.96	-13.82

April 17, 2018–December 31, 2018
Class P	-18.31%	-17.77%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P GSCI® is an unmanaged composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. Individual components qualify for inclusion in the S&P GSCI® on the basis of liquidity and are weighted by their respective world production quantities. The figures for the S&P GSCI® do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-18.98%	-15.17%	-6.04%	-8.82%	3/30/07
Class C	-16.69	-14.98	-6.32	-9.15	3/30/07
Institutional	-14.89	-14.09	-5.38	-8.19	3/30/07
Investor	-14.97	-14.14	-5.35	-10.03	11/30/07
Class P	N/A	N/A	N/A	-18.31	4/17/18
Class R	-15.40	-14.64	-5.87	-10.51	11/30/07
Class R6	-14.96	N/A	N/A	-6.84	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

19

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.96%	1.16%
Class C	1.71	1.91
Institutional	0.62	0.82
Investor	0.71	0.91
Class P	0.61	0.81
Class R	1.21	1.41
Class R6	0.61	0.81

[4]The	expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[5]

[5]The	percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. Certain of the Fund’s investments reflected in the table above may be held for the purpose of covering derivative positions as required under the Investment Company Act of 1940, as amended, or for satisfying certain margin requirements related to such positions. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[6]Mortgage-backed	securities are guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

20

GOLDMAN SACHS COMMODITY STRATEGY FUND

Performance Summary

December 31, 2018

The following graph shows the value as of December 31, 2018, of a $1,000,000 investment made on January 1, 2009 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P GSCI® Total Return Index (Gross, USD, Unhedged) (“S&P GSCI Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class P, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Commodity Strategy Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 1, 2009 through December 31, 2018.

Average Annual Total Return through December 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced March 30, 2007)
Excluding sales charges	-15.17%	-14.38%	-5.61%	-8.46%
Including sales charges	-18.98%	-15.17%	-6.04%	-8.82%

Class C (Commenced March 30, 2007)
Excluding contingent deferred sales charges	-15.84%	-14.98%	-6.32%	-9.15%
Including contingent deferred sales charges	-16.69%	-14.98%	-6.32%	-9.15%

Institutional (Commenced March 30, 2007)	-14.89%	-14.09%	-5.38%	-8.19%

Investor (Commenced November 30, 2007)	-14.97%	-14.14%	-5.35%	-10.03%

Class P (Commenced April 17, 2018)	N/A	N/A	N/A	-18.31%*

Class R (Commenced November 30, 2007)	-15.40%	-14.64%	-5.87%	-10.51%

Class R6 (Commenced July 31, 2015)	-14.96%	N/A	N/A	-6.84%

*	Total return for periods of less than one year represents cumulative total return.

21

PORTFOLIO RESULTS

Goldman Sachs Managed Futures Strategy Fund

Investment Objective

The Fund seeks to generate long-term absolute return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Managed Futures Strategy Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor and Class R Shares generated average annual total returns, without sales charges, of -2.37%, -3.08%, -2.13%, -2.24% and -2.70%, respectively. These returns compare to the 1.98% average annual total return of the Fund’s benchmark, the ICE® BofAML® USD LIBOR One-Month Constant Maturity Index (the “LIBOR One-Month Index”), during the same time period.

For the period since their inception on April 17, 2018 through December 31, 2018, the Fund’s Class P shares generated a cumulative total return of -2.50%. This compares to the 1.51% cumulative total return of the LIBOR One-Month Index during the same time period.

For the period since their inception on April 30, 2018 through December 31, 2018, the Fund’s Class R6 shares generated a cumulative total return of -0.52%. This compares to the 1.44% cumulative total return of the LIBOR One-Month Index during the same time period.

We note that the Fund’s benchmark being the LIBOR One-Month Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

The Fund’s overall annualized volatility was 7.38% during the Reporting Period, while the overall annualized volatility of the S&P® 500 Index during the same time period was 16.93%.

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A	The Fund implements a trend-following strategy that takes long and/or short positions in a wide range of asset classes, including equities, fixed income and currencies, among others, to seek long-term absolute return. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of equities, equity index futures, bonds, bond futures, equity swaps, interest rate swaps, currency forwards and non-deliverable forwards, options, exchange-traded funds (“ETFs”) and structured securities. As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasuries or short-term investments. The Fund’s investments are made without restriction as to issuer capitalization, country, currency, maturity or credit rating.

Negative Fund performance for the Reporting Period overall was most concentrated in February and May 2018, as the Fund was down by more than 2% in each of those two months. On the upside, the Fund posted strong positive performance in January and August 2018, with the Fund gaining 4.18% and 2.58%, respectively, in those months.

During the Reporting Period, exposures to fixed income slope steepening trades and commodities detracted the most from the Fund’s performance. (A slope steepening trade is a strategy that seeks to benefit from escalating yield differences that occur as a result of increases in the yield curve between two U.S. Treasury bonds of different maturities. This strategy can be effective in certain macroeconomic scenarios in which the price of the longer term U.S. Treasury is driven down but can detract when the differential in yields between different maturities flattens, or narrows.) Further, geopolitical uncertainty in the emerging markets and U.S. interest rate strength edged the U.S. dollar higher against global currencies, causing the Fund’s long positions in developed market currencies to detract, especially long positions in the Norwegian krone and New Zealand dollar during the first quarter of 2018. Emerging market equities experienced strong trend reversals due to geopolitical uncertainty around the U.S.-North Korea

22

PORTFOLIO RESULTS

summit, escalation of trade tensions between the U.S. and China, worker strikes in Brazil, and unfavorable policy implications in the Mexican political elections. As emerging market equities had experienced strong positive trends in 2017, the Fund was long most emerging market equity markets going into 2018. While the Fund’s long positions in emerging market equities contributed positively in January 2018 amid the equity market rally that had begun in the prior year, these positions detracted in February and March 2018, especially long positions in South African and South Korean equities. By the end of June 2018, the Fund had switched to an overall net short exposure to emerging market equities. Additionally, following challenged performance in the emerging markets equity markets broadly, September 2018 saw sudden rallies in Turkish and South African equities due to stabilizing investor sentiment. Consequently, the Fund’s short exposure to these two equity markets detracted. In the fourth quarter of 2018, the biggest detractor at the asset class level was commodities. The Fund entered the fourth calendar quarter with long positions in energy due to oil’s sustained upward trend since the beginning of 2016. However, during the quarter, West Texas Intermediate (“WTI”) crude oil prices declined nearly 40%. In turn, the Fund’s long positions in crude oil in the early part of the fourth quarter of 2018 detracted from performance.

Conversely, exposure to short-term opportunistic trades and emerging market currencies contributed most positively to the Fund’s performance during the Reporting Period. During the first half of the Reporting Period, the Fund held net long exposures in global short-term interest rates, but it maintained short exposure to U.S. short-term interest rates in particular. This position contributed positively to the Fund’s performance during the first half of 2018, as the Federal Reserve (the “Fed”) raised the targeted federal funds rate twice during these months — in March and June 2018. The Fund’s opportunistic strategies also contributed positively to the Fund’s performance. Indeed, in early February 2018, global equities reversed course and declined sharply on the back of market speculation of a faster pace of interest rate hikes by the Fed and sudden shifts in the volatility markets. While this sudden trend reversal caused the Fund’s long equity positions to detract from performance, the Fund’s short-term opportunistic strategies led to a reduction in the Fund’s overall long equity position, especially during days that experienced large equity sell offs, contributing positively. October 2018 was also a period with heightened equity market volatility. Global equities declined sharply in October, with the MSCI World Index falling approximately 7.3% for the month. As a result, the Fund’s long exposure to developed market equities detracted, especially in the U.S. and Japan. Nonetheless, opportunistic trades within the Fund adapted to sudden declines in developed market equities, reducing its long exposure to developed market equities and, in turn, mitigating losses from these positions. During this period of heightened equity market volatility, the U.S. dollar appreciated relative to most global currencies. As the Fund had begun the fourth quarter of 2018 with short positions in most currencies, these positions contributed positively to its performance, especially the Colombian peso and Chilean peso.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used derivatives, including futures, swaps and forwards, to implement long and short positions. The Fund invested in equity index futures, forward foreign currency exchange contracts and currency forwards to achieve exposure to equities (both in U.S. and non-U.S. companies) and currencies (U.S. and non-U.S. currencies), respectively. The Fund used interest rate swaps, credit swaps, total return swaps and currency forwards to achieve exposure to fixed income. We used sector-based commodity-linked structured notes and commodity futures as a means of expressing momentum/trend views on various commodity assets. The use of these instruments is integral to the Fund’s investment strategy, which, overall, realized negative absolute returns during the Reporting Period.

Q	What positioning changes did you make within the Fund during the Reporting Period?

A	In 2017, equities had rallied, with the S&P 500® Index (Total Return) achieving positive returns for every month of the calendar year. Consequently, the Fund was long developed market equities and emerging market equities going into January 2018. We subsequently reduced the level of long exposures in these two market segments following the global equity sell-off in February 2018. The Fund had short exposure to longer-dated fixed income and long exposure to shorter-dated fixed income. Due to weakness in the U.S. dollar during the latter half of 2017, the Fund was long global currencies throughout the first quarter of 2018. Additionally, the Fund was long commodities overall and specifically long energy (WTI crude oil and Brent crude oil), as oil prices experienced a strong rebound in the latter half of 2017.

23

PORTFOLIO RESULTS

Throughout the second quarter of 2018, the Fund maintained its long positions in developed market equities, while first reducing its long positions and then switching to short positions in emerging market equities, as trends in those markets reversed. The Fund maintained its short exposure to long-term fixed income and its long exposure to short-term fixed income, with the exception of April 2018 when the Fund had net short exposure to short-term fixed income. Additionally, as the U.S. dollar appreciated against global currencies following the Fed’s interest rate hikes, the Fund switched from long to short positions in global currencies in May 2018. The Fund also reduced its long exposure to commodities throughout the second quarter of 2018 and shifted to short exposure to commodities overall toward the end of June 2018.

Throughout the third quarter of 2018, the Fund maintained its short exposure to global currencies, emerging markets equities and commodities and maintained its long exposure to developed market equities. On the fixed income side, the Fund maintained its long exposure to short-term fixed income until September, when the position was switched to a short exposure, as the Fed raised interest rates in September.

The Fund maintained its short exposure to global currencies and commodities during the fourth quarter of 2018 and reduced its long exposure to developed market equities. The Fund also shifted from its previously long exposure to short-term fixed income and previously short exposure to long-term fixed income, each in the opposite direction, as the yield curve continued to flatten during the fourth calendar quarter and even experienced a period of inversion in certain of its segments. On December 31, 2018, the Fund was slightly long developed market equities and short emerging markets equities. The Fund was long longer-term fixed income and short shorter-term fixed income. The Fund was short both global currencies and commodities at the end of the Reporting Period.

Q	What is the Fund’s tactical asset allocation view and strategy for the months ahead?

A	Going into 2019, we intend to continue to seek to identify price trends in various asset classes over short-, medium- and long-term horizons via a proprietary investment model. Upon identifying a trend in a given instrument or asset, the Fund may take a long or short position in the instrument or asset. Long positions benefit from an increase in price of the underlying instrument or asset, while short positions benefit from a decrease in price of the underlying instrument or asset. The size of the Fund’s position in an instrument or asset is primarily related to the strength of the overall trend identified by the investment model.

Going forward, the Fund seeks to maintain economic exposure to commodities markets by investing in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”) and in commodity index-linked notes. The Subsidiary primarily obtains its commodity exposure investing in futures and swaps instruments. The Subsidiary may also hold bonds or other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions.

We continue to believe that the Fund’s trend-following strategy is important because it attempts to adapt to changing markets, seeking what we believe are the best opportunities for investment and attempting to manage risk when the markets become unstable. There is no guarantee that the Fund’s trend-following strategy will cause it to achieve its investment objective.

24

FUND BASICS

Managed Futures Strategy Fund

as of December 31, 2018

PERFORMANCE REVIEW

January 1, 2018–December 31, 2018	Fund Total Return (based on NAV)[1]	ICE BofAML USD LIBOR One-Month Constant Maturity Index[2]

Class A	-2.37%	1.98%
Class C	-3.08	1.98
Institutional	-2.13	1.98
Investor	-2.24	1.98
Class R	-2.70	1.98

April 17, 2018–December 31, 2018
Class P	-2.50%	1.51%

April 30, 2018–December 31, 2018

Class R6	-0.52%	1.44%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The ICE BofAML USD LIBOR One-Month Constant Maturity Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/18	One Year	Five Years	Since Inception	Inception Date

Class A	-7.74%	-0.04%	0.03%	2/29/12
Class C	-4.05	0.34	0.08	2/29/12
Institutional	-2.13	1.46	1.23	2/29/12
Investor	-2.24	1.33	1.09	2/29/12
Class P	N/A	N/A	-2.50	4/17/18
Class R	-2.70	0.82	0.59	2/29/12
Class R6	N/A	N/A	-0.52	4/30/18

[3]	The Standardized Total Returns or cumulative total returns (only if the performance period is one year or less) are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

25

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.64%	1.86%
Class C	2.39	2.61
Institutional	1.25	1.47
Investor	1.39	1.61
Class P	1.24	1.46
Class R	1.89	2.11
Class R6	1.24	1.46

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[5]

[5]	The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Certain of the Fund’s investments reflected in the table above may be held for the purpose of covering derivative positions as required under the Investment Company Act of 1940, as amended, or for satisfying certain margin requirements related to such positions. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

26

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Performance Summary

December 31, 2018

The following graph shows the value as of December 31, 2018, of a $1,000,000 investment made on February 29, 2012 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the ICE BofAML USD LIBOR One-Month Constant Maturity Index (the “LIBOR One-Month Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class P, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Managed Futures Strategy Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from February 29, 2012 through December 31, 2018.

Average Annual Total Return through December 31, 2018	One Year	Five Years	Since Inception
Class A (Commenced February 29, 2012)
Excluding sales charges	-2.37%	1.09%	0.86%
Including sales charges	-7.74%	-0.04%	0.03%

Class C (Commenced February 29, 2012)
Excluding contingent deferred sales charges	-3.08%	0.34%	0.08%
Including contingent deferred sales charges	-4.05%	0.34%	0.08%

Institutional (Commenced February 29, 2012)	-2.13%	1.46%	1.23%

Investor (Commenced February 29, 2012)	-2.24%	1.33%	1.09%

Class P (Commenced April 17, 2018)	N/A	N/A	-2.50%*

Class R (Commenced February 29, 2012)	-2.70%	0.82%	0.59%

Class R6 (Commenced April 30, 2018)	N/A	N/A	-0.52%*

*	Total return for periods of less than one year represents cumulative total return.

27

PORTFOLIO RESULTS

Index Definitions

HFRX Event Driven Index: Event Driven Managers maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities. Event Driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments. Investment theses are typically predicated on fundamental characteristics (as opposed to quantitative), with the realization of the thesis predicated on a specific development exogenous to the existing capital structure.*

HFRX Relative Value Arbitrage Index: Relative Value investment managers maintain positions in which the investment thesis is predicated on realization of a valuation discrepancy in the relationship between multiple securities. Managers employ a variety of fundamental and quantitative techniques to establish investment theses, and security types range broadly across equity, fixed income, derivative or other security types. Fixed income strategies are typically quantitatively driven to measure the existing relationship between instruments and, in some cases, identify attractive positions in which the risk adjusted spread between these instruments represents an attractive opportunity for the investment manager. Relative Value position may be involved in corporate transactions also, but as opposed to Event Driven exposures, the investment thesis is predicated on realization of a pricing discrepancy between related securities, as opposed to the outcome of the corporate transaction.*

HFRX Equity Hedge Index: Equity Hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short.*

HFRX Macro/CTA Index: Active Trading strategies utilize active trading methods, typically with high frequency position turnover or leverage; these may employ components of both Discretionary and Systematic Macro strategies. Strategies may contain distinct, identifiable sub-strategies, such as equity hedge or equity market neutral, or in some cases a number of sub-strategies are blended together without the capacity for portfolio level disaggregation. Strategies employ an investment process based on systematic, quantitative evaluation of macroeconomic variables in which the portfolio positioning is predicated on convergence of differentials between markets, not necessarily highly correlated with each other, but currently diverging from their historical levels of correlation. Strategies focus on fundamental relationships across geographic areas both inter and intra-asset classes, and typical holding periods are shorter than trend following or discretionary strategies. Active Trading strategies are distinct from other macro in that they characteristically emphasize rapid market response to new information and high volume of turnover in liquid but frequently volatile and unstable market positions.*

S&P GSCI® Industrial Metals Index: The S&P GSCI® Industrial Metals Index provides investors with a reliable and publicly available benchmark for investment performance in the industrial metals market.

*	Indicates index definition was sourced from Hedge Fund Research (HFR). The indexes are trademarks of HFR. HFR has not participated in the formation of the Funds. HFR does not endorse or approve the Funds or make any recommendation with respect to investing in the Funds.

28

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments

December 31, 2018

Shares	Description	Value

Common Stocks – 22.7%
Automobiles & Components – 0.3%
2,000	Aisin Seiki Co. Ltd.	$68,752
200	Bayerische Motoren Werke AG	16,221
8,100	BorgWarner, Inc.	281,394
200	Bridgestone Corp.	7,673
2,700	Cie Generale des Etablissements Michelin SCA	265,753
5,100	Cie Plastic Omnium SA	117,709
1,500	Continental AG	208,854
1,300	Denso Corp.	57,548
4,600	Faurecia SA	173,564
500	Ferrari NV	49,752
19,400	Fiat Chrysler Automobiles NV*	279,716
60,400	Ford Motor Co.	462,060
140,900	General Motors Co.	4,713,105
22,151	Goodyear Tire & Rubber Co. (The)	452,102
11,300	Harley-Davidson, Inc.	385,556
2,700	Hella GmbH & Co. KGaA	108,135
7,200	Honda Motor Co. Ltd.	189,684
5,200	Isuzu Motors Ltd.	72,941
10,600	Mazda Motor Corp.	108,972
1,000	Mitsubishi Motors Corp.	5,446
400	NGK Spark Plug Co. Ltd.	7,918
100	NHK Spring Co. Ltd.	874
300	NOK Corp.	4,180
13,700	Peugeot SA	292,191
13,500	Pirelli & C SpA*	86,753
1,300	Renault SA	80,981
900	Stanley Electric Co. Ltd.	25,177
3,300	Sumitomo Rubber Industries Ltd.	38,851
1,900	Suzuki Motor Corp.	95,782
1,200	TI Fluid Systems plc	2,554
700	Tokai Rika Co. Ltd.	11,559
1,300	Toyota Boshoku Corp.	19,253
500	TS Tech Co. Ltd.	13,773
7,400	Valeo SA	215,825
1,000	Volkswagen AG (Preference)(a)	159,456
100	Yamaha Motor Co. Ltd.	1,952
2,000	Yokohama Rubber Co. Ltd. (The)	37,405

		9,119,421

Banks – 0.9%
600	77 Bank Ltd. (The)	10,371
500	Aareal Bank AG	15,439
600	ABN AMRO Group NV CVA	14,119
200	Aozora Bank Ltd.	5,961
63,800	Banco Bilbao Vizcaya Argentaria SA	338,894
229,489	Bank of America Corp.	5,654,609
600	Bank of Georgia Group plc	10,540
2,300	Bankinter SA	18,455
116,500	Barclays plc	222,896
10,900	BNP Paribas SA	492,252
1,000	Charter Court Financial Services Group plc	3,187
50,398	CIT Group, Inc.	1,928,731
78,062	Citizens Financial Group, Inc.	2,320,783
300	Comerica, Inc.	20,607

Common Stocks – (continued)
Banks – (continued)
29,900	Credit Agricole SA	321,797
500	Erste Group Bank AG*	16,579
19,300	Fifth Third Bancorp	454,129
5,600	FinecoBank Banca Fineco SpA	56,344
1,100	Hokuhoku Financial Group, Inc.	12,338
6,700	Huntington Bancshares, Inc.	79,864
2,400	ING Groep NV	25,816
86,400	Intesa Sanpaolo SpA	192,380
71,700	JPMorgan Chase & Co.	6,999,354
500	KBC Group NV	32,169
736,800	Lloyds Banking Group plc	485,685
10,400	Mebuki Financial Group, Inc.	27,504
33,300	Mitsubishi UFJ Financial Group, Inc.	163,425
115,700	Mizuho Financial Group, Inc.	179,015
1,700	Nishi-Nippon Financial Holdings, Inc.	14,736
2,700	OneSavings Bank plc	12,044
4,300	Paragon Banking Group plc	21,164
1,000	PNC Financial Services Group, Inc. (The)	116,910
10,000	Regions Financial Corp.	133,800
16,500	Resona Holdings, Inc.	79,142
3,700	Shinsei Bank Ltd.	43,987
12,500	Societe Generale SA	396,307
21,100	Standard Chartered plc	163,982
7,000	Sumitomo Mitsui Financial Group, Inc.	230,755
500	Sumitomo Mitsui Trust Holdings, Inc.	18,208
32,036	SunTrust Banks, Inc.	1,615,896
500	SVB Financial Group*	94,960
200	TBC Bank Group plc	3,880
20,900	UniCredit SpA	236,732
3,700	US Bancorp	169,090
28,930	Wells Fargo & Co.	1,333,094

		24,787,930

Capital Goods – 1.5%
11,089	3M Co.	2,112,898
200	Aalberts Industries NV	6,652
4,500	ACS Actividades de Construccion y Servicios SA	174,183
100	AGC, Inc.	3,108
100	Aica Kogyo Co. Ltd.	3,344
1,100	Airbus SE	104,874
700	Allegion plc	55,797
1,200	Alstom SA*	48,473
2,000	AMETEK, Inc.	135,400
200	ANDRITZ AG	9,185
2,600	Ashtead Group plc	54,234
13,400	Boeing Co. (The)	4,321,500
2,300	Bunzl plc	69,457
200	Central Glass Co. Ltd.	3,941
1,000	Chiyoda Corp.*	2,810
500	Cie de Saint-Gobain	16,598
22,300	CNH Industrial NV	201,487
19,700	Cobham plc	24,562
4,000	Cummins, Inc.	534,560

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2018

Shares	Description	Value

Common Stocks – (continued)
Capital Goods – (continued)
300	Daikin Industries Ltd.	$31,877
1,000	DCC plc	76,280
3,600	DMG Mori Co. Ltd.	40,434
9,000	Eaton Corp. plc	617,940
1,900	Eiffage SA	158,854
3,400	Emerson Electric Co.	203,150
4,400	Ferrovial SA	89,112
1,500	Flowserve Corp.	57,030
39,900	Fluor Corp.	1,284,780
24,300	Fortive Corp.	1,644,138
14,700	Fortune Brands Home & Security, Inc.	558,453
1,700	Fuji Electric Co. Ltd.	50,069
600	Furukawa Electric Co. Ltd.	14,974
10,400	General Dynamics Corp.	1,634,984
16,900	General Electric Co.	127,933
600	Glory Ltd.	13,493
600	GS Yuasa Corp.	12,237
54,000	HD Supply Holdings, Inc.*	2,026,080
700	HOCHTIEF AG	94,536
18,800	Honeywell International, Inc.	2,483,856
100	Hoshizaki Corp.	6,068
500	IHI Corp.	13,771
900	IMCD NV	57,612
3,100	Ingersoll-Rand plc	282,813
7,600	ITOCHU Corp.	129,069
300	Iwatani Corp.	10,007
2,200	Japan Steel Works Ltd. (The)	35,212
700	JGC Corp.	9,852
12,600	Johnson Controls International plc	373,590
2,800	JTEKT Corp.	30,967
4,050	Kajima Corp.	54,404
200	Keihan Holdings Co. Ltd.	8,149
2,200	Keller Group plc	13,863
3,600	Kier Group plc	18,700
900	Kinden Corp.	14,572
800	Kingspan Group plc	34,294
700	KION Group AG	35,598
100	Konecranes OYJ	3,032
600	Kyowa Exeo Corp.	14,049
200	Kyudenko Corp.	7,580
300	Legrand SA	16,960
24,900	Leonardo SpA	219,375
3,600	LIXIL Group Corp.	44,629
2,600	Maeda Corp.	24,279
200	Maeda Road Construction Co. Ltd.	4,143
16,700	Marubeni Corp.	117,176
18,300	Masco Corp.	535,092
10,200	Meggitt plc	61,272
100	Metso OYJ	2,627
100	MINEBEA MITSUMI, Inc.	1,442
200	MISUMI Group, Inc.	4,213
6,400	Mitsubishi Corp.	175,466
2,700	Mitsubishi Heavy Industries Ltd.	96,882
8,300	Mitsui & Co. Ltd.	127,516
4,900	Mitsui E&S Holdings Co. Ltd.	45,757
100	Miura Co. Ltd.	2,271

Common Stocks – (continued)
Capital Goods – (continued)
1,000	MonotaRO Co. Ltd.	24,651
400	MTU Aero Engines AG	72,641
300	Nabtesco Corp.	6,495
100	Nishimatsu Construction Co. Ltd.	2,276
4,600	Obayashi Corp.	41,653
600	OKUMA Corp.	28,560
400	Okumura Corp.	11,655
100	OSG Corp.	1,935
2,600	Parker-Hannifin Corp.	387,764
9,400	Pentair plc	355,132
2,600	Polypipe Group plc	10,861
800	Prysmian SpA	15,566
5,500	QinetiQ Group plc	20,086
153,800	Quanta Services, Inc.	4,629,380
19,800	Rexel SA	210,912
200	Rheinmetall AG	17,736
900	Rockwell Automation, Inc.	135,432
11,800	Rolls-Royce Holdings plc	124,313
455,400	Rolls-Royce Holdings plc (Preference)*(a)	580
7,100	Roper Technologies, Inc.	1,892,292
9,100	Rotork plc	28,735
1,100	Safran SA	131,929
200	Sanwa Holdings Corp.	2,271
2,700	Schneider Electric SE	183,144
8,800	Senior plc	21,272
4,600	Siemens AG (Registered)	513,367
6,300	SIG plc	8,802
7,900	Signify NV	184,809
3,000	Smiths Group plc	52,227
2,800	Snap-on, Inc.	406,812
26,800	Sojitz Corp.	92,800
26,800	Spirit AeroSystems Holdings, Inc. Class A	1,932,012
8,300	Sumitomo Corp.	117,767
1,300	Sumitomo Heavy Industries Ltd.	38,547
2,400	Sumitomo Mitsui Construction Co. Ltd.	14,581
600	Tadano Ltd.	5,432
900	Taisei Corp.	38,546
700	Thales SA	81,800
2,300	Toyota Tsusho Corp.	67,580
300	TransDigm Group, Inc.*	102,018
660	United Rentals, Inc.*	67,670
17,200	United Technologies Corp.	1,831,456
2,500	Valmet OYJ	51,492
12,600	Valmont Industries, Inc.	1,397,970
9,400	Vesuvius plc	60,680
32,300	WESCO International, Inc.*	1,550,400
100	WW Grainger, Inc.	28,236
2,400	Xylem, Inc.	160,128

		38,897,978

Commercial & Professional Services – 0.2%
8,900	Babcock International Group plc	55,512
500	Bureau Veritas SA	10,189

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value

Common Stocks – (continued)
Commercial & Professional Services – (continued)
9,300	Cintas Corp.	$1,562,307
5,100	Copart, Inc.*	243,678
1,500	Dai Nippon Printing Co. Ltd.	31,311
200	Duskin Co. Ltd.	4,374
2,000	Edenred	73,658
200	Elis SA	3,334
4,000	Experian plc	96,968
1,600	G4S plc	4,039
12,300	Hays plc	21,957
900	HomeServe plc	9,941
8,200	IHS Markit Ltd.*	393,354
300	Intertek Group plc	18,361
3,000	IWG plc	7,983
400	Kokuyo Co. Ltd.	5,843
19,800	Nielsen Holdings plc	461,934
200	Nihon M&A Center, Inc.	4,026
500	Park24 Co. Ltd.	11,010
1,700	Persol Holdings Co. Ltd.	25,217
100	Pilot Corp.	4,837
200	Randstad NV	9,170
1,500	Recruit Holdings Co. Ltd.	36,238
1,900	RELX plc	39,179
3,200	Republic Services, Inc.	230,688
3,000	Robert Half International, Inc.	171,600
1,950	Rollins, Inc.	70,395
300	Secom Co. Ltd.	24,885
100	Societe BIC SA	10,215
200	TechnoPro Holdings, Inc.	8,216
500	Teleperformance	79,985
1,000	Toppan Printing Co. Ltd.	14,699
1,800	Verisk Analytics, Inc.*	196,272
1,900	Wolters Kluwer NV	111,734

		4,053,109

Consumer Durables & Apparel – 0.4%
1,200	adidas AG	250,787
2,000	Amer Sports OYJ*	87,926
1,800	Asics Corp.	22,861
100	Bandai Namco Holdings, Inc.	4,490
8,300	Barratt Developments plc	48,959
1,100	Bellway plc	35,293
1,600	Berkeley Group Holdings plc	70,965
3,700	Bovis Homes Group plc	40,617
2,700	Burberry Group plc	59,289
700	Casio Computer Co. Ltd.	8,299
800	Coats Group plc	831
7,700	Countryside Properties plc	29,876
3,700	DR Horton, Inc.	128,242
1,000	EssilorLuxottica SA	126,758
200	Games Workshop Group plc	7,740
5,000	Hanesbrands, Inc.	62,650
1,200	Hasbro, Inc.	97,500
100	Hermes International	55,556
100	Kering SA	46,847
74,000	Lennar Corp. Class A	2,897,100
14,100	Lululemon Athletica, Inc.*	1,714,701

Common Stocks – (continued)
Consumer Durables & Apparel – (continued)
500	LVMH Moet Hennessy Louis Vuitton SE	146,388
6,442	Mattel, Inc.*	64,356
9,600	Michael Kors Holdings Ltd.*	364,032
2,200	Mohawk Industries, Inc.*	257,312
2,600	Moncler SpA	86,522
10,000	Newell Brands, Inc.	185,900
3,500	NIKE, Inc. Class B	259,490
4,600	Nikon Corp.	68,518
900	Panasonic Corp.	8,085
15,200	PulteGroup, Inc.	395,048
3,200	PVH Corp.	297,440
2,300	Ralph Lauren Corp.	237,958
7,000	Redrow plc	43,846
100	Sangetsu Corp.	1,819
300	Sankyo Co. Ltd.	11,409
500	SEB SA	64,620
100	Sega Sammy Holdings, Inc.	1,394
200	Sekisui Chemical Co. Ltd.	2,973
5,400	Sony Corp.	260,332
6,100	Tapestry, Inc.	205,875
23,200	Taylor Wimpey plc	40,341
100	Ted Baker plc	1,976
31,000	Tempur Sealy International, Inc.*	1,283,400
4,300	Under Armour, Inc. Class A*	75,981
5,500	Under Armour, Inc. Class C*	88,935
2,900	VF Corp.	206,886
200	Wacoal Holdings Corp.	5,176
500	Yamaha Corp.	21,270

		10,484,569

Consumer Services – 0.3%
13,600	AA plc	13,001
2,300	Carnival Corp.	113,390
100	Carnival plc	4,802
400	Chipotle Mexican Grill, Inc.*	172,716
300	Colowide Co. Ltd.	6,253
1,000	Darden Restaurants, Inc.	99,860
700	Domino’s Pizza Group plc	2,080
200	Greggs plc	3,228
6,200	H&R Block, Inc.	157,294
1,800	Hilton Worldwide Holdings, Inc.	129,240
100,700	International Game Technology plc(b)	1,473,241
500	J D Wetherspoon plc	7,086
900	Merlin Entertainments plc	3,645
5,800	MGM Resorts International	140,708
5,600	Mitchells & Butlers plc	18,372
3,400	Norwegian Cruise Line Holdings Ltd.*	144,126
100	Oriental Land Co. Ltd.	10,057
2,000	Paddy Power Betfair plc	163,936
5,000	Playtech plc	24,543
100	Rank Group plc	176
40,100	Service Corp. International	1,614,426
35,500	ServiceMaster Global Holdings, Inc.*	1,304,270
900	Skylark Holdings Co. Ltd.	14,208

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2018

Shares	Description	Value

Common Stocks – (continued)
Consumer Services – (continued)
1,400	Sodexo SA	$143,578
4,100	SSP Group plc	33,845
11,500	Starbucks Corp.	740,600
59,100	Thomas Cook Group plc	23,241
300	TUI AG	4,312
8,200	Vail Resorts, Inc.	1,728,724
300	Whitbread plc	17,519
18,300	William Hill plc	36,160
200	Wynn Resorts Ltd.	19,782
300	Yoshinoya Holdings Co. Ltd.	4,937
2,200	Yum! Brands, Inc.	202,224
200	Zensho Holdings Co. Ltd.	4,846

		8,580,426

Diversified Financials – 1.1%
14,400	3i Group plc	142,088
800	Acom Co. Ltd.	2,602
100	AEON Financial Service Co. Ltd.	1,774
152,744	Ally Financial, Inc.	3,461,179
1,200	American Express Co.	114,384
1,000	Ameriprise Financial, Inc.	104,370
1,100	Ashmore Group plc	5,129
35,639	Berkshire Hathaway, Inc. Class B*	7,276,771
300	BlackRock, Inc.	117,846
400	Brewin Dolphin Holdings plc	1,643
30,100	Capital One Financial Corp.	2,275,259
400	Cboe Global Markets, Inc.	39,132
2,600	Charles Schwab Corp. (The)	107,978
500	Close Brothers Group plc	9,176
10,700	CME Group, Inc.	2,012,884
4,600	Credit Acceptance Corp.*	1,756,096
4,500	Discover Financial Services	265,410
200	Euronext NV	11,524
3,800	EXOR NV	206,292
200	GRENKE AG	17,059
2,300	Hargreaves Lansdown plc	54,245
300	Hitachi Capital Corp.	6,308
700	IG Group Holdings plc	5,089
300	IntegraFin Holdings plc	1,174
55,772	Interactive Brokers Group, Inc. Class A	3,047,940
23,700	Intercontinental Exchange, Inc.	1,785,321
900	Intermediate Capital Group plc	10,735
37,000	Invesco Ltd.	619,380
22,800	Investec plc	128,175
400	Japan Exchange Group, Inc.	6,452
9,900	Jefferies Financial Group, Inc.	171,864
2,100	Jupiter Fund Management plc	7,898
6,400	Man Group plc	10,844
1,100	Matsui Securities Co. Ltd.	11,553
6,900	Mitsubishi UFJ Lease & Finance Co. Ltd.	33,072
14,600	Moody’s Corp.	2,044,584
18,300	Morgan Stanley	725,595
1,300	MSCI, Inc.	191,659
18,900	Natixis SA	89,142

Common Stocks – (continued)
Diversified Financials – (continued)
7,400	ORIX Corp.	108,128
2,700	Plus500 Ltd.	47,147
1,100	S&P Global, Inc.	186,934
200	Sanne Group plc	1,481
1,100	SBI Holdings, Inc.	21,452
300	Schroders plc	9,343
100	Sofina SA	18,993
1,000	St James’s Place plc	12,044
83,412	Standard Life Aberdeen plc	273,120
5,300	State Street Corp.	334,271
34,300	Synchrony Financial	804,678
1,300	T. Rowe Price Group, Inc.	120,016
200	Tokyo Century Corp.	8,809
100	Zenkoku Hosho Co. Ltd.	3,136

		28,829,178

Energy – 1.4%
32,100	Anadarko Petroleum Corp.	1,407,264
6,100	Apache Corp.	160,125
178,600	BP plc	1,129,054
70,200	Cabot Oil & Gas Corp.	1,568,970
33,500	Cheniere Energy, Inc.*	1,982,865
12,900	Chevron Corp.	1,403,391
600	Cimarex Energy Co.	36,990
15,200	ConocoPhillips	947,720
1,200	Cosmo Energy Holdings Co. Ltd.	24,363
77,600	Devon Energy Corp.	1,749,104
23,200	Diamondback Energy, Inc.	2,150,640
5,300	Enagas SA	143,270
33,900	Eni SpA	535,525
1,900	EOG Resources, Inc.	165,699
19,100	Exxon Mobil Corp.	1,302,429
3,000	Galp Energia SGPS SA	47,238
200	Helmerich & Payne, Inc.	9,588
1,900	Hess Corp.	76,950
22,300	HollyFrontier Corp.	1,139,976
10,300	Hunting plc	62,899
400	Idemitsu Kosan Co. Ltd.	13,011
1,000	Inpex Corp.	8,861
12,400	John Wood Group plc	79,781
12,800	JXTG Holdings, Inc.	66,477
128,150	Kinder Morgan, Inc.	1,970,947
700	Koninklijke Vopak NV	31,744
3,500	Marathon Oil Corp.	50,190
50,600	Marathon Petroleum Corp.	2,985,906
8,800	National Oilwell Varco, Inc.	226,160
2,300	Neste OYJ	178,072
7,100	Noble Energy, Inc.	133,196
32,100	ONEOK, Inc.	1,731,795
122,700	Parsley Energy, Inc. Class A*	1,960,746
26,400	Petrofac Ltd.	160,252
10,900	Phillips 66	939,035
2,100	Pioneer Natural Resources Co.	276,192
76,100	Premier Oil plc*	64,222
193,629	Range Resources Corp.	1,853,030
31,300	Repsol SA	503,212

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value

Common Stocks – (continued)
Energy – (continued)
12,200	Royal Dutch Shell plc Class A	$359,081
7,000	Royal Dutch Shell plc Class B	209,282
105,500	Saipem SpA*	395,349
18,300	SBM Offshore NV	270,391
93,500	SM Energy Co.	1,447,380
700	Stobart Group Ltd.	1,288
1,500	TechnipFMC plc	30,175
3,700	Tenaris SA	39,767
6,900	TOTAL SA	363,941
172,300	Tullow Oil plc*	391,723
9,800	Valero Energy Corp.	734,706
86,400	Williams Cos., Inc. (The)	1,905,120
210,032	WPX Energy, Inc.*	2,383,863

		37,808,955

Food & Staples Retailing – 0.5%
3,700	Aeon Co. Ltd.	72,320
300	Ain Holdings, Inc.	21,509
25,900	Carrefour SA	442,551
1,300	Colruyt SA	92,718
5,500	Costco Wholesale Corp.	1,120,405
74,900	J Sainsbury plc	253,200
800	Kesko OYJ Class B	43,175
25,500	Koninklijke Ahold Delhaize NV	644,186
25,200	Kroger Co. (The)	693,000
1,000	Matsumotokiyoshi Holdings Co. Ltd.	30,747
4,800	METRO AG	73,858
700	Seven & i Holdings Co. Ltd.	30,419
800	Sundrug Co. Ltd.	23,823
14,800	Sysco Corp.	927,368
232,100	Tesco plc	562,880
100	Tsuruha Holdings, Inc.	8,563
111,200	US Foods Holding Corp.*	3,518,368
300	Valor Holdings Co. Ltd.	7,237
12,700	Walgreens Boots Alliance, Inc.	867,791
35,500	Walmart, Inc.	3,306,825
600	Welcia Holdings Co. Ltd.	27,120
113,600	Wm Morrison Supermarkets plc	308,827

		13,076,890

Food, Beverage & Tobacco – 0.4%
400	AG Barr plc	4,023
3,100	Ajinomoto Co., Inc.	55,084
10,000	Archer-Daniels-Midland Co.	409,700
2,100	Asahi Group Holdings Ltd.	81,383
24,300	British American Tobacco plc	773,202
700	Britvic plc	7,129
32,800	Bunge Ltd.	1,752,832
200	Calbee, Inc.	6,247
12,500	Campbell Soup Co.	412,375
900	Coca-Cola Bottlers Japan Holdings, Inc.	26,839
2,400	Coca-Cola HBC AG	75,114
2,600	Conagra Brands, Inc.	55,536
9,200	Constellation Brands, Inc. Class A	1,479,544
200	Cranswick plc	6,717

Common Stocks – (continued)
Food, Beverage & Tobacco – (continued)
7,200	Danone SA	507,475
5,300	Diageo plc	189,392
100	Ezaki Glico Co. Ltd.	5,077
400	Fuji Oil Holdings, Inc.	12,769
16,900	General Mills, Inc.	658,086
4,300	Glanbia plc	80,798
15,700	Greencore Group plc	35,660
1,300	Heineken Holding NV	109,833
1,400	Heineken NV	123,742
9,100	Hormel Foods Corp.	388,388
200	House Foods Group, Inc.	6,850
1,000	Imperial Brands plc	30,352
200	Ito En Ltd.	8,947
5,300	JM Smucker Co. (The)	495,497
2,700	Kellogg Co.	153,927
800	Kewpie Corp.	17,814
400	Kikkoman Corp.	21,406
2,400	Kirin Holdings Co. Ltd.	50,044
3,200	Kraft Heinz Co. (The)	137,728
500	Maruha Nichiro Corp.	16,801
2,200	McCormick & Co., Inc. (Non-Voting)	306,328
500	Megmilk Snow Brand Co. Ltd.	12,944
100	MEIJI Holdings Co. Ltd.	8,150
11,700	Molson Coors Brewing Co. Class B	657,072
10,614	Mondelez International, Inc. Class A	424,878
200	Morinaga & Co. Ltd.	8,582
200	Morinaga Milk Industry Co. Ltd.	5,590
600	NH Foods Ltd.	22,555
600	Nichirei Corp.	16,422
6,400	Nippon Suisan Kaisha Ltd.	35,696
600	Nisshin Seifun Group, Inc.	12,358
100	Nissin Foods Holdings Co. Ltd.	6,266
2,300	PepsiCo, Inc.	254,104
300	Pernod Ricard SA	49,236
100	Remy Cointreau SA	11,337
1,100	Sapporo Holdings Ltd.	22,841
800	Suntory Beverage & Food Ltd.	36,122
2,300	Takara Holdings, Inc.	27,948
13,100	Tate & Lyle plc	110,233
100	Toyo Suisan Kaisha Ltd.	3,482
12,400	Tyson Foods, Inc. Class A	662,160
900	Viscofan SA	49,623
100	Yakult Honsha Co. Ltd.	7,000

		10,947,238

Health Care Equipment & Services – 1.3%
57,600	Abbott Laboratories	4,166,208
500	ABIOMED, Inc.*	162,520
1,600	Alfresa Holdings Corp.	40,783
5,400	AmerisourceBergen Corp.	401,760
8,700	Anthem, Inc.	2,284,881
300	Asahi Intecc Co. Ltd.	12,692
6,100	Becton Dickinson and Co.	1,374,452
100	BioMerieux	6,596
18,100	Boston Scientific Corp.*	639,654
15,100	Cardinal Health, Inc.	673,460

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2018

Shares	Description	Value

Common Stocks – (continued)
Health Care Equipment & Services – (continued)
1,000	Carl Zeiss Meditec AG	$78,031
7,500	Centene Corp.*	864,750
7,700	Cerner Corp.*	403,788
74,000	ConvaTec Group plc	131,076
40,700	CVS Health Corp.	2,666,664
23,800	Danaher Corp.	2,454,256
11,700	DaVita, Inc.*	602,082
13,500	DENTSPLY SIRONA, Inc.	502,335
4,100	Edwards Lifesciences Corp.*	627,997
2,600	Fresenius SE & Co. KGaA	125,669
5,600	HCA Healthcare, Inc.	696,920
7,200	Henry Schein, Inc.*	565,344
7,600	Hologic, Inc.*	312,360
300	Hoya Corp.	18,090
500	IDEXX Laboratories, Inc.*	93,010
21,900	Koninklijke Philips NV	767,803
21,500	Laboratory Corp. of America Holdings*	2,716,740
500	M3, Inc.	6,736
8,200	McKesson Corp.	905,854
24,400	Mediclinic International plc	100,190
2,600	Medipal Holdings Corp.	55,625
37,300	Medtronic plc	3,392,808
200	Nihon Kohden Corp.	6,521
7,000	Quest Diagnostics, Inc.	582,890
2,400	ResMed, Inc.	273,288
600	Sartorius AG (Preference)(a)	74,674
9,900	Smith & Nephew plc	185,315
3,800	Spire Healthcare Group plc	5,277
1,100	Suzuken Co. Ltd.	56,015
100	Sysmex Corp.	4,749
400	Terumo Corp.	22,562
800	Toho Holdings Co. Ltd.	19,567
6,300	UDG Healthcare plc	47,963
16,000	UnitedHealth Group, Inc.	3,985,920
5,700	Universal Health Services, Inc. Class B	664,392
900	Varian Medical Systems, Inc.*	101,979
600	WellCare Health Plans, Inc.*	141,654
5,800	Zimmer Biomet Holdings, Inc.	601,576

		34,625,476

Household & Personal Products – 0.1%
300	Beiersdorf AG	31,291
5,300	Church & Dwight Co., Inc.	348,528
300	Clorox Co. (The)	46,242
39,900	Coty, Inc. Class A	261,744
600	Fancl Corp.	15,308
3,100	Henkel AG & Co. KGaA (Preference)(a)	338,610
400	Kao Corp.	29,607
200	Lion Corp.	4,134
600	L’Oreal SA	137,295
300	Pigeon Corp.	12,796
300	Shiseido Co. Ltd.	18,788
29,500	Spectrum Brands Holdings, Inc.	1,246,375
600	Unicharm Corp.	19,405
900	Unilever NV CVA	48,755
1,500	Unilever plc	78,754

		2,637,632

Common Stocks – (continued)
Insurance – 0.7%
1,100	Admiral Group plc	28,703
83,159	Aegon NV	389,487
22,100	Aflac, Inc.	1,006,876
1,800	Ageas	81,028
800	Allianz SE (Registered)	160,764
12,100	Allstate Corp. (The)	999,823
1,000	Aon plc	145,360
3,700	ASR Nederland NV	146,405
19,700	Assicurazioni Generali SpA	329,266
6,100	Assurant, Inc.	545,584
37,000	Aviva plc	177,082
14,900	AXA SA	321,570
104,200	Brighthouse Financial, Inc.*	3,176,016
4,000	Chubb Ltd.	516,720
5,700	Cincinnati Financial Corp.	441,294
4,700	CNP Assurances	99,765
8,200	Dai-ichi Life Holdings, Inc.	127,343
9,900	Direct Line Insurance Group plc	40,243
3,400	Everest Re Group Ltd.	740,384
800	Hannover Rueck SE	107,816
1,100	Hiscox Ltd.	22,735
1,200	Japan Post Holdings Co. Ltd.	13,855
600	Japan Post Insurance Co. Ltd.	13,881
100	Jardine Lloyd Thompson Group plc	2,412
53,000	Just Group plc	61,957
109,600	Legal & General Group plc	322,922
15,100	Lincoln National Corp.	774,781
12,800	Loews Corp.	582,656
2,100	Marsh & McLennan Cos., Inc.	167,475
25,800	MetLife, Inc.	1,059,348
300	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	65,430
11,655	NN Group NV	463,386
38,600	Poste Italiane SpA	309,522
20,800	Principal Financial Group, Inc.	918,736
5,700	Progressive Corp. (The)	343,881
13,100	Prudential Financial, Inc.	1,068,305
2,400	Prudential plc	42,856
36,100	Saga plc	47,647
800	Sampo OYJ Class A	35,456
1,200	SCOR SE	53,948
600	Sompo Holdings, Inc.	20,382
1,000	Sony Financial Holdings, Inc.	18,637
700	T&D Holdings, Inc.	8,097
800	Tokio Marine Holdings, Inc.	38,007
7,000	Torchmark Corp.	521,710
2,500	Travelers Cos., Inc. (The)	299,375
14,200	Unum Group	417,196

		17,276,122

Materials – 0.9%
800	ADEKA Corp.	11,565
700	Air Liquide SA	86,923
9,300	Air Products & Chemicals, Inc.	1,488,465
100	Air Water, Inc.	1,507

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value

Common Stocks – (continued)
Materials – (continued)
200	Akzo Nobel NV	$16,107
49,200	Alcoa Corp.*	1,307,736
21,500	Anglo American plc	480,754
4,800	Antofagasta plc	48,007
10,300	ArcelorMittal	213,214
1,800	Arkema SA	154,527
4,100	Asahi Kasei Corp.	42,080
600	Aurubis AG	29,731
300	Avery Dennison Corp.	26,949
5,300	Ball Corp.	243,694
4,900	BASF SE	341,303
16,300	BHP Group plc	344,436
19,000	Celanese Corp.	1,709,430
5,200	CF Industries Holdings, Inc.	226,252
3,200	Covestro AG	158,478
17,000	CRH plc	450,130
800	Croda International plc	47,777
40,900	DowDuPont, Inc.	2,187,332
5,000	DS Smith plc	19,068
33,700	Eastman Chemical Co.	2,463,807
600	Ecolab, Inc.	88,410
26,100	Evraz plc	159,823
49,400	Ferrexpo plc	122,561
38,600	Freeport-McMoRan, Inc.	397,966
3,200	HeidelbergCement AG	196,153
9,900	Hochschild Mining plc	19,732
155,100	Huntsman Corp.	2,991,879
800	Ibstock plc	2,029
1,500	Imerys SA	72,087
5,800	International Paper Co.	234,088
2,500	JFE Holdings, Inc.	39,821
16,500	KAZ Minerals plc	112,255
200	Kobe Steel Ltd.	1,386
1,412	Koninklijke DSM NV	114,550
1,516	Linde plc	237,681
400	Lintec Corp.	8,592
3,000	LyondellBasell Industries NV Class A	249,480
8,000	Martin Marietta Materials, Inc.	1,374,960
200	Maruichi Steel Tube Ltd.	6,274
7,800	Mitsubishi Chemical Holdings Corp.	58,929
2,100	Mitsubishi Gas Chemical Co., Inc.	31,457
2,000	Mitsui Mining & Smelting Co. Ltd.	41,296
1,100	Mondi plc	22,911
11,500	Mosaic Co. (The)	335,915
100	Nihon Parkerizing Co. Ltd.	1,155
2,400	Nippon Light Metal Holdings Co. Ltd.	4,869
100	Nippon Paint Holdings Co. Ltd.	3,407
500	Nissan Chemical Corp.	26,091
100	Nitto Denko Corp.	5,015
100	NOF Corp.	3,405
4,200	Nucor Corp.	217,602
8,300	Oji Holdings Corp.	42,408
83,400	Owens-Illinois, Inc.*	1,437,816
900	Packaging Corp. of America	75,114
900	Polymetal International plc	9,442
3,500	Rengo Co. Ltd.	27,615

Common Stocks – (continued)
Materials – (continued)
1,800	Rhi Magnesita NV	90,901
2,100	Sealed Air Corp.	73,164
6,900	Sherwin-Williams Co. (The)	2,714,874
800	Showa Denko KK	23,756
7,400	Smurfit Kappa Group plc	196,659
700	Solvay SA	70,002
16,300	Stora Enso OYJ Class R	188,977
320	Sumitomo Bakelite Co. Ltd.	11,012
11,400	Sumitomo Chemical Co. Ltd.	55,207
500	Synthomer plc	2,276
1,000	Taiheiyo Cement Corp.	30,775
700	Taiyo Nippon Sanso Corp.	11,380
2,300	Teijin Ltd.	36,708
400	Toagosei Co. Ltd.	4,409
900	Tokai Carbon Co. Ltd.	10,211
800	Tokuyama Corp.	17,557
2,500	Tosoh Corp.	32,428
1,400	Toyo Seikan Group Holdings Ltd.	32,043
1,400	Ube Industries Ltd.	28,313
7,600	UPM-Kymmene OYJ	192,385
400	Victrex plc	11,673
6,400	Westrock Co.	241,664
5,700	Wienerberger AG	117,629
1,400	Zeon Corp.	12,817

		25,080,266

Media & Entertainment – 2.4%
62,800	Activision Blizzard, Inc.	2,924,596
11,194	Alphabet, Inc. Class A*	11,697,282
8,435	Alphabet, Inc. Class C*	8,735,370
7,000	Auto Trader Group plc	40,624
200	Axel Springer SE	11,331
800	Capcom Co. Ltd.	15,862
2,000	Charter Communications, Inc. Class A*	569,940
2,900	Cineworld Group plc	9,737
172,922	Comcast Corp. Class A	5,887,994
400	CyberAgent, Inc.	15,463
100	Daiichikosho Co. Ltd.	4,753
40,300	Discovery, Inc. Class A*	997,022
45,700	Discovery, Inc. Class C*	1,054,756
28,000	Electronic Arts, Inc.*	2,209,480
4,300	Entertainment One Ltd.	19,542
1,000	Eutelsat Communications SA	19,701
68,681	Facebook, Inc. Class A*	9,003,392
600	Fuji Media Holdings, Inc.	8,273
2,500	GungHo Online Entertainment, Inc.	4,576
2,400	Hakuhodo DY Holdings, Inc.	34,249
7,200	Interpublic Group of Cos., Inc. (The)	148,536
200	JCDecaux SA	5,619
700	Kakaku.com, Inc.	12,382
200	LINE Corp.*	6,831
60,500	Live Nation Entertainment, Inc.*	2,979,625
11,500	Netflix, Inc.*	3,078,090
62,000	News Corp. Class A	703,700
26,700	News Corp. Class B	308,385

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2018

Shares	Description	Value

Common Stocks – (continued)
Media & Entertainment – (continued)
1,200	Nippon Television Holdings, Inc.	$17,666
10,200	Omnicom Group, Inc.	747,048
8,200	Pearson plc	98,235
9,500	ProSiebenSat.1 Media SE	169,039
6,800	Publicis Groupe SA	387,985
500	RTL Group SA	26,795
3,500	SES SA FDR	67,012
18,198	Take-Two Interactive Software, Inc.*	1,873,302
1,400	Tokyo Broadcasting System Holdings, Inc.	22,129
67,300	Tribune Media Co. Class A	3,054,074
5,100	TripAdvisor, Inc.*	275,094
400	TV Asahi Holdings Corp.	7,202
40,200	Twenty-First Century Fox, Inc. Class A	1,934,424
3,300	Twenty-First Century Fox, Inc. Class B	157,674
2,600	Twitter, Inc.*	74,724
800	Ubisoft Entertainment SA*	64,450
36,900	Viacom, Inc. Class B	948,330
36,000	Walt Disney Co. (The)	3,947,400

		64,379,694

Pharmaceuticals, Biotechnology & Life Sciences – 1.3%
8,900	AbbVie, Inc.	820,491
4,300	Agilent Technologies, Inc.	290,078
16,100	Amgen, Inc.	3,134,187
10,000	Astellas Pharma, Inc.	127,766
2,600	AstraZeneca plc	194,080
20,400	Bayer AG (Registered)	1,418,795
7,400	Biogen, Inc.*	2,226,808
4,400	BTG plc*	46,659
7,400	Celgene Corp.*	474,266
300	Chugai Pharmaceutical Co. Ltd.	17,400
800	Daiichi Sankyo Co. Ltd.	25,589
1,200	Dechra Pharmaceuticals plc	31,705
400	Eisai Co. Ltd.	30,968
2,100	Eli Lilly & Co.	243,012
800	Evotec AG*	15,866
900	Genus plc	24,618
45,532	Gilead Sciences, Inc.	2,848,027
54,100	GlaxoSmithKline plc	1,031,039
5,300	Hikma Pharmaceuticals plc	115,901
100	Hisamitsu Pharmaceutical Co., Inc.	5,520
5,600	Illumina, Inc.*	1,679,608
90,600	Indivior plc*	129,809
500	Ipsen SA	64,693
2,000	IQVIA Holdings, Inc.*	232,340
12,900	Jazz Pharmaceuticals plc*	1,599,084
20,849	Johnson & Johnson	2,690,563
200	Kaken Pharmaceutical Co. Ltd.	8,880
300	Kissei Pharmaceutical Co. Ltd.	7,639
400	KYORIN Holdings, Inc.	8,738
9,200	Merck & Co., Inc.	702,972
2,300	Mitsubishi Tanabe Pharma Corp.	33,202
71,600	Mylan NV*	1,961,840
20,900	Nektar Therapeutics*	686,983
34,000	Neurocrine Biosciences, Inc.*	2,427,940

Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
800	Ono Pharmaceutical Co. Ltd.	16,337
900	Orion OYJ Class B	31,310
300	Otsuka Holdings Co. Ltd.	12,259
200	PeptiDream, Inc.*	7,896
10,700	Perrigo Co. plc	414,625
84,659	Pfizer, Inc.	3,695,365
1,900	QIAGEN NV*	64,924
600	Regeneron Pharmaceuticals, Inc.*	224,100
400	Rohto Pharmaceutical Co. Ltd.	10,918
1,700	Sanofi	147,475
900	Sartorius Stedim Biotech	90,107
400	Sawai Pharmaceutical Co. Ltd.	19,054
1,200	Shionogi & Co. Ltd.	68,491
2,800	Sumitomo Dainippon Pharma Co. Ltd.	89,293
300	Taisho Pharmaceutical Holdings Co. Ltd.	30,111
2,000	Takeda Pharmaceutical Co. Ltd.(b)	67,789
15,449	Thermo Fisher Scientific, Inc.	3,457,332
1,300	UCB SA	106,180
6,200	Zoetis, Inc.	530,348

		34,440,980

Real Estate – 0.5%
400	Alexandria Real Estate Equities, Inc. (REIT)	46,096
39,871	American Tower Corp. (REIT)	6,307,194
12,500	Aroundtown SA	103,699
900	Assura plc (REIT)	606
300	AvalonBay Communities, Inc. (REIT)	52,215
700	Big Yellow Group plc (REIT)	7,790
100	CLS Holdings plc	269
100	Cofinimmo SA (REIT)	12,434
17,600	Crown Castle International Corp. (REIT)	1,911,888
900	Derwent London plc (REIT)	32,725
1,200	Deutsche Wohnen SE	54,841
6,800	Equinix, Inc. (REIT)	2,397,408
800	Equity Residential (REIT)	52,808
700	Extra Space Storage, Inc. (REIT)	63,336
500	Federal Realty Investment Trust (REIT)	59,020
900	Grainger plc	2,407
11,300	Great Portland Estates plc (REIT)	94,988
900	Hammerson plc (REIT)	3,789
14,800	Howard Hughes Corp. (The)*	1,444,776
400	Hulic Co. Ltd.	3,575
2,800	Inmobiliaria Colonial Socimi SA (REIT)	26,102
1,400	Intu Properties plc (REIT)	2,023
2,100	Iron Mountain, Inc. (REIT)	68,061
1,251	Kimco Realty Corp. (REIT)	18,327
700	Land Securities Group plc (REIT)	7,187
500	LEG Immobilien AG	52,165
1,000	Leopalace21 Corp.	3,965
500	LondonMetric Property plc (REIT)	1,109
900	Merlin Properties Socimi SA (REIT)	11,118
400	Mitsubishi Estate Co. Ltd.	6,293

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value

Common Stocks – (continued)
Real Estate – (continued)
300	NewRiver REIT plc (REIT)	$809
400	Primary Health Properties plc (REIT)	566
100	Relo Group, Inc.	2,336
600	Safestore Holdings plc (REIT)	3,874
400	Savills plc	3,606
900	SBA Communications Corp. (REIT)*	145,701
7,748	Segro plc (REIT)	58,165
100	Shaftesbury plc (REIT)	1,059
1,100	Simon Property Group, Inc. (REIT)	184,789
2,400	St Modwen Properties plc	12,139
400	Sumitomo Realty & Development Co. Ltd.	14,643
2,700	TAG Immobilien AG	61,497
1,400	Tritax Big Box REIT plc (REIT)	2,343
2,100	UNITE Group plc (The) (REIT)	21,591
800	Vonovia SE	36,063
200	Workspace Group plc (REIT)	2,022

		13,399,417

Retailing – 1.5%
2,500	Advance Auto Parts, Inc.	393,650
10,776	Amazon.com, Inc.*	16,185,229
700	Aoyama Trading Co. Ltd.	16,789
500	AutoZone, Inc.*	419,170
4,900	BCA Marketplace plc	13,725
7,200	Best Buy Co., Inc.	381,312
1,200	Booking Holdings, Inc.*	2,066,904
200	Canon Marketing Japan, Inc.	3,565
700	Card Factory plc	1,547
33,500	CarMax, Inc.*	2,101,455
19,400	Dixons Carphone plc	29,713
3,600	Dollar General Corp.	389,088
25,600	Dollar Tree, Inc.*	2,312,192
70,600	eBay, Inc.*	1,981,742
2,300	Expedia Group, Inc.	259,095
39,600	Foot Locker, Inc.	2,106,720
8,000	Gap, Inc. (The)	206,080
2,800	Genuine Parts Co.	268,856
100	H2O Retailing Corp.	1,419
3,600	Halfords Group plc	11,727
100	Hikari Tsushin, Inc.	15,631
16,200	Home Depot, Inc. (The)	2,783,484
8,500	Inchcape plc	59,813
900	Industria de Diseno Textil SA	22,972
1,700	Isetan Mitsukoshi Holdings Ltd.	18,783
3,500	JD Sports Fashion plc	15,585
900	Just Eat plc*	6,730
8,200	Kohl’s Corp.	543,988
5,400	K’s Holdings Corp.	53,152
65,500	LKQ Corp.*	1,554,315
5,100	Lowe’s Cos., Inc.	471,036
16,500	Macy’s, Inc.	491,370
18,900	Marks & Spencer Group plc	59,278
600	Marui Group Co. Ltd.	11,628
900	Moneysupermarket.com Group plc	3,160
300	Next plc	15,275

Common Stocks – (continued)
Retailing – (continued)
7,600	Nordstrom, Inc.	354,236
9,300	Ocado Group plc*	93,740
400	O’Reilly Automotive, Inc.*	137,732
5,500	Rakuten, Inc.	36,897
4,700	Ross Stores, Inc.	391,040
200	Sanrio Co. Ltd.	3,909
600	Shimachu Co. Ltd.	16,199
7,100	Sports Direct International plc*	21,550
900	Superdry plc	5,370
100	Takashimaya Co. Ltd.	1,277
8,600	Target Corp.	568,374
20,700	Tiffany & Co.	1,666,557
4,500	TJX Cos., Inc. (The)	201,330
900	Tractor Supply Co.	75,096
300	Ulta Beauty, Inc.*	73,452
100	USS Co. Ltd.	1,678
400	Vivo Energy plc	637
100	WH Smith plc	2,194
11,500	Yamada Denki Co. Ltd.	55,231

		38,982,677

Semiconductors & Semiconductor Equipment – 0.8%
86,200	Advanced Micro Devices, Inc.*	1,591,252
600	Advantest Corp.	12,276
24,900	Applied Materials, Inc.	815,226
1,400	ASM International NV*	57,724
2,800	Broadcom, Inc.	711,984
38,100	Intel Corp.	1,788,033
20,657	Lam Research Corp.	2,812,864
6,500	Microchip Technology, Inc.	467,480
41,218	Micron Technology, Inc.*	1,307,847
24,290	NVIDIA Corp.	3,242,715
57,800	NXP Semiconductors NV	4,235,584
35,100	QUALCOMM, Inc.	1,997,541
2,500	Siltronic AG	208,006
6,600	Skyworks Solutions, Inc.	442,332
6,600	STMicroelectronics NV	93,484
2,900	SUMCO Corp.	32,297
2,200	Texas Instruments, Inc.	207,900
600	Xilinx, Inc.	51,102

		20,075,647

Software & Services – 3.2%
1,100	Accenture plc Class A	155,111
8,700	Adobe, Inc.*	1,968,288
295	Akamai Technologies, Inc.*	18,019
6,200	Alliance Data Systems Corp.	930,496
700	Alten SA	58,363
4,200	Altran Technologies SA	33,756
7,700	Amadeus IT Group SA	535,747
500	ANSYS, Inc.*	71,470
4,100	Atos SE	335,936
15,000	Autodesk, Inc.*	1,929,150
1,300	Automatic Data Processing, Inc.	170,456
1,300	AVEVA Group plc	40,104
1,000	Bechtle AG	77,895

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2018

Shares	Description	Value

Common Stocks – (continued)
Software & Services – (continued)
2,200	Broadridge Financial Solutions, Inc.	$211,750
3,200	Capgemini SE	318,288
1,900	Citrix Systems, Inc.	194,674
38,700	Cognizant Technology Solutions Corp. Class A	2,456,676
600	Computacenter plc	7,697
700	Dassault Systemes SE	83,146
50,043	Dell Technologies, Inc. Class C*	2,445,593
25,200	DXC Technology Co.	1,339,884
7,500	Equiniti Group plc	20,724
300	Fidelity National Information Services, Inc.	30,765
111,900	FireEye, Inc.*	1,813,899
1,900	Fiserv, Inc.*	139,631
2,400	Fortinet, Inc.*	169,032
1,340	Fujitsu Ltd.	83,530
400	Gartner, Inc.*	51,136
58,200	Genpact Ltd.	1,570,818
200	GMO Payment Gateway, Inc.	8,515
18,000	Guidewire Software, Inc.*	1,444,140
14,300	International Business Machines Corp.	1,625,481
2,000	Intuit, Inc.	393,700
1,900	Jack Henry & Associates, Inc.	240,388
39,902	Mastercard, Inc. Class A	7,527,512
173,757	Microsoft Corp.	17,648,497
700	Nemetschek SE	77,008
500	NET One Systems Co. Ltd.	8,819
5,000	NTT Data Corp.	54,649
99,000	Nuance Communications, Inc.*	1,309,770
200	Obic Co. Ltd.	15,438
51,400	Oracle Corp.	2,320,710
1,100	Paychex, Inc.	71,665
92,851	PayPal Holdings, Inc.*	7,807,841
17,900	Proofpoint, Inc.*	1,500,199
22,900	PTC, Inc.*	1,898,410
5,000	Sage Group plc (The)	38,347
20,700	salesforce.com, Inc.*	2,835,279
300	SCSK Corp.	10,630
11,000	ServiceNow, Inc.*	1,958,550
2,600	Softcat plc	19,512
2,900	Software AG	104,763
4,900	Sophos Group plc	23,626
1,800	Sopra Steria Group	166,293
16,300	Splunk, Inc.*	1,709,055
32,384	Symantec Corp.	611,896
600	Synopsys, Inc.*	50,544
26,000	Tableau Software, Inc. Class A*	3,120,000
600	TIS, Inc.	23,624
1,100	Total System Services, Inc.	89,419
100	Trend Micro, Inc.	5,404
21,800	Twilio, Inc. Class A*	1,946,740
1,600	VeriSign, Inc.*	237,264
43,594	Visa, Inc. Class A	5,751,792
10,700	VMware, Inc. Class A	1,467,291
1,300	Western Union Co. (The)	22,178

Common Stocks – (continued)
Software & Services – (continued)
700	Wirecard AG	105,527
22,900	Worldpay, Inc.*	1,750,247

		83,262,757

Technology Hardware & Equipment – 1.5%
2,600	Alps Alpine Co. Ltd.	50,415
200	Amano Corp.	3,859
1,100	Anritsu Corp.	15,234
84,619	Apple, Inc.	13,347,801
900	Arista Networks, Inc.*	189,630
136,500	ARRIS International plc*	4,172,805
69,600	Avnet, Inc.	2,512,560
100	Azbil Corp.	1,976
3,700	Brother Industries Ltd.	54,765
300	Canon, Inc.	8,255
12,256	Cisco Systems, Inc.	531,053
2,000	Citizen Watch Co. Ltd.	9,850
177,406	CommScope Holding Co., Inc.*	2,907,684
3,200	Electrocomponents plc	20,670
1,700	F5 Networks, Inc.*	275,451
2,600	FLIR Systems, Inc.	113,204
2,900	FUJIFILM Holdings Corp.	112,417
200	Halma plc	3,484
700	Hitachi High-Technologies Corp.	21,920
4,720	Hitachi Ltd.	125,128
600	Horiba Ltd.	24,455
50,200	HP, Inc.	1,027,092
2,700	Ingenico Group SA	153,164
43,400	Juniper Networks, Inc.	1,167,894
1,200	Keysight Technologies, Inc.*	74,496
7,800	Konica Minolta, Inc.	70,211
800	Kyocera Corp.	39,988
2,400	Motorola Solutions, Inc.	276,096
4,200	NetApp, Inc.	250,614
2,100	Nippon Electric Glass Co. Ltd.	51,449
19,300	Nokia OYJ	112,039
1,200	Oki Electric Industry Co. Ltd.	14,181
100	Omron Corp.	3,625
36,009	Palo Alto Networks, Inc.*	6,782,295
9,400	Ricoh Co. Ltd.	91,856
28,800	Seagate Technology plc	1,111,392
500	Shimadzu Corp.	9,860
600	Spectris plc	17,437
100	Taiyo Yuden Co. Ltd.	1,483
100	TDK Corp.	7,001
9,200	TE Connectivity Ltd.	695,796
300	Topcon Corp.	3,983
31,700	Western Digital Corp.	1,171,949
500	Yokogawa Electric Corp.	8,631
14,100	Zebra Technologies Corp. Class A*	2,245,143

		39,890,291

Telecommunication Services – 0.4%
113,700	AT&T, Inc.	3,244,998
63,600	CenturyLink, Inc.	963,540
1,200	Elisa OYJ	49,703

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value

Common Stocks – (continued)
Telecommunication Services – (continued)
1,800	Inmarsat plc	$8,692
5,200	KDDI Corp.	124,254
7,200	Nippon Telegraph & Telephone Corp.	293,755
1,300	NTT DOCOMO, Inc.	29,210
1,500	TalkTalk Telecom Group plc	2,175
796,400	Telecom Italia SpA*	440,894
3,700	Telefonica Deutschland Holding AG	14,563
42,100	Telefonica SA	354,373
22,500	T-Mobile US, Inc.*	1,431,225
31,225	Verizon Communications, Inc.	1,755,469
490,600	Vodafone Group plc	953,869

		9,666,720

Transportation – 0.5%
2,100	Abertis Infraestructuras SA(c)	44,176
200	Aeroports de Paris	37,925
11,500	Air France-KLM*	124,887
7,600	Alaska Air Group, Inc.	462,460
2,800	American Airlines Group, Inc.	89,908
200	ANA Holdings, Inc.	7,180
5,100	Atlantia SpA	105,545
19,500	BBA Aviation plc	54,206
36,200	Bollore SA	145,135
600	Central Japan Railway Co.	126,592
3,400	CH Robinson Worldwide, Inc.	285,906
2,200	CSX Corp.	136,686
61,739	Delta Air Lines, Inc.	3,080,776
11,500	Deutsche Lufthansa AG (Registered)	259,711
800	Deutsche Post AG (Registered)	21,847
100	East Japan Railway Co.	8,831
5,700	easyJet plc	80,318
28,200	Firstgroup plc*	29,987
100	Fraport AG Frankfurt Airport Services Worldwide	7,157
18,900	International Consolidated Airlines Group SA	149,074
200	Japan Airlines Co. Ltd.	7,088
100	Japan Airport Terminal Co. Ltd.	3,457
1,100	Kamigumi Co. Ltd.	22,505
100	Keikyu Corp.	1,634
400	Keio Corp.	23,277
100	Keisei Electric Railway Co. Ltd.	3,133
53,600	Knight-Swift Transportation Holdings, Inc.	1,343,752
200	Kyushu Railway Co.	6,767
38,500	Macquarie Infrastructure Corp.	1,407,560
2,900	National Express Group plc	13,824
100	Nippon Yusen KK	1,529
500	Norfolk Southern Corp.	74,770
400	Odakyu Electric Railway Co. Ltd.	8,796
21,600	Royal Mail plc	74,971
600	Sankyu, Inc.	27,092
1,800	Seino Holdings Co. Ltd.	23,566
200	SG Holdings Co. Ltd.	5,201
100	Sotetsu Holdings, Inc.	2,974
16,300	Southwest Airlines Co.	757,624

Common Stocks – (continued)
Transportation – (continued)
700	Tokyu Corp.	11,439
14,600	Union Pacific Corp.	2,018,158
9,200	United Continental Holdings, Inc.*	770,316
1,400	United Parcel Service, Inc. Class B	136,542
1,800	Wizz Air Holdings plc*	64,307
2,100	Yamato Holdings Co. Ltd.	57,575

		12,126,164

Utilities – 0.6%
73,300	A2A SpA	132,195
28,300	AES Corp.	409,218
6,300	Alliant Energy Corp.	266,175
21,552	American Water Works Co., Inc.	1,956,275
8,600	CenterPoint Energy, Inc.	242,778
76,500	Centrica plc	131,960
900	Chubu Electric Power Co., Inc.	12,788
1,000	Chugoku Electric Power Co., Inc. (The)	12,996
2,400	CMS Energy Corp.	119,160
2,700	Consolidated Edison, Inc.	206,442
500	ContourGlobal plc	1,147
13,300	Drax Group plc	60,846
1,900	DTE Energy Co.	209,570
4,800	Duke Energy Corp.	414,240
15,100	E.ON SE	149,057
5,500	Edison International	312,235
42,000	EDP – Energias de Portugal SA	146,928
1,100	Electric Power Development Co. Ltd.	26,103
6,000	Electricite de France SA	94,961
700	Endesa SA	16,142
5,900	Enel SpA	34,204
9,600	Engie SA	137,932
2,700	Entergy Corp.	232,389
1,900	Evergy, Inc.	107,863
6,300	Eversource Energy	409,752
10,700	Exelon Corp.	482,570
400	FirstEnergy Corp.	15,020
3,000	Fortum OYJ	65,668
600	Hokuriku Electric Power Co.	5,229
25,400	Iberdrola SA	203,959
200	Innogy SE	9,339
18,800	Italgas SpA	107,809
2,900	Kansai Electric Power Co., Inc. (The)	43,491
300	Kyushu Electric Power Co., Inc.	3,572
22,400	National Grid plc	219,146
3,600	Naturgy Energy Group SA	91,839
700	NextEra Energy, Inc.	121,674
14,800	NRG Energy, Inc.	586,080
1,900	Osaka Gas Co. Ltd.	34,660
400	Pennon Group plc	3,536
18,000	PG&E Corp.*	427,500
2,800	PPL Corp.	79,324
700	Public Service Enterprise Group, Inc.	36,435
5,500	Renewables Infrastructure Group Ltd. (The)	7,936
8,600	RWE AG	187,307
400	Sempra Energy	43,276

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2018

Shares	Description	Value

Common Stocks – (continued)
Utilities – (continued)
200	Severn Trent plc	$4,636
2,000	Suez	26,421
200	Telecom Plus plc	3,651
1,900	Terna Rete Elettrica Nazionale SpA	10,790
200	Toho Gas Co. Ltd.	8,413
800	Tohoku Electric Power Co., Inc.	10,533
15,500	Tokyo Electric Power Co. Holdings, Inc.*	92,071
400	Tokyo Gas Co. Ltd.	10,117
1,200	United Utilities Group plc	11,283
2,300	Verbund AG Class A	98,467
243,500	Vistra Energy Corp.*	5,573,715
600	WEC Energy Group, Inc.	41,556
2,000	Xcel Energy, Inc.	98,540

		14,608,919

TOTAL COMMON STOCKS
(Cost $624,834,205)		$597,038,456

Closed End Fund – 0.0%
300	UK Commercial Property REIT Ltd. (REIT)	$318
(Cost $326)

Exchange Traded Funds – 7.1%
75,256	Energy Select Sector SPDR Fund(b)	$4,315,932
115,483	Health Care Select Sector SPDR Fund(b)	9,990,434
199,286	Invesco Emerging Markets Sovereign Debt ETF(b)	5,265,136
2,350,342	Invesco Senior Loan ETF(b)	51,190,449
360,800	SPDR Bloomberg Barclays Convertible Securities ETF	16,881,832
123,389	SPDR Dow Jones International Real Estate ETF	4,360,567
36,358	SPDR Dow Jones REIT ETF(b)	3,126,788
2,434,821	Vanguard FTSE Emerging Markets ETF	92,766,680

TOTAL EXCHANGE TRADED FUNDS
(Cost $192,173,245)		$187,897,818

Shares	Dividend Rate	Value

Investment Company(d) – 65.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,729,310,513	2.521%	$1,729,310,513
(Cost $1,729,310,513)

Units	Description	Expiration Month	Value

Right * – 0.0%
Energy – 0.0%
31,300	Repsol SA	01/2019	$14,345
(Cost $14,391)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $2,546,332,680)			$2,514,261,450

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(d) – 2.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
62,495,245	2.521%	$62,495,245
(Cost $62,495,245)

TOTAL INVESTMENTS – 98.0%
(Cost $2,608,827,925)		$2,576,756,695

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.0%		52,374,619

NET ASSETS – 100.0%		$2,629,131,314

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

(b)	All or a portion of security is on loan.

(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(d)	Represents an Affiliated Issuer.

Investment Abbreviations:
CVA	— Dutch Certification
FDR	— Fiduciary Depositary Receipt
REIT	— Real Estate Investment Trust
SPDR	— Standard and Poor’s Depositary Receipts

Currency Abbreviations:
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
CLP	— Chilean Peso
CZK	— Czech Koruna
EUR	— Euro
GBP	— British Pound
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
ILS	— Israel New Shekel
JPY	— Japanese Yen
KRW	— South Korean Won
NOK	— Norwegian Krone
PHP	— Philippines Peso
PLN	— Polish Zloty
SEK	— Swedish Krona
TWD	— Taiwan Dollar
USD	— United States Dollar

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
JPMorgan Chase Bank NA	IDR	69,802,630,000	USD	4,792,820	01/30/2019	$35,777
	KRW	6,944,220,000	USD	6,178,389	01/02/2019	45,145
	PHP	365,800,000	USD	6,884,214	01/30/2019	80,003
	USD	11,143,505	AUD	15,690,000	01/24/2019	87,264
	USD	16,426,436	CAD	22,230,000	01/24/2019	133,623
	USD	4,016,258	CLP	2,680,250,000	01/03/2019	154,227
	USD	5,419,732	CLP	3,740,810,000	01/30/2019	25,102
	USD	2,276,293	TWD	69,930,000	01/03/2019	1,185

TOTAL						$562,326

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
JPMorgan Chase Bank NA	CLP	2,680,250,000	USD	3,881,036	01/03/2019	$(19,004)
	PHP	254,910,000	USD	4,864,695	01/04/2019	(16,390)
	TWD	391,870,000	USD	12,766,115	01/03/2019	(16,985)
	USD	18,064,054	CHF	17,850,000	01/24/2019	(133,227)
	USD	4,817,144	CZK	108,970,000	01/24/2019	(37,495)
	USD	43,612,932	EUR	38,110,000	01/24/2019	(132,236)
	USD	30,437,575	GBP	24,010,000	01/24/2019	(199,105)
	USD	5,945,663	HUF	1,673,580,000	01/24/2019	(35,952)
	USD	12,854,091	ILS	48,440,000	01/24/2019	(123,534)
	USD	21,599,859	JPY	2,396,040,000	01/24/2019	(299,151)
	USD	6,157,206	KRW	6,944,220,000	01/02/2019	(66,329)
	USD	5,024,157	KRW	5,642,380,000	01/30/2019	(46,096)
	USD	8,790,173	NOK	76,550,000	01/24/2019	(72,184)
	USD	4,807,808	PHP	254,910,000	01/04/2019	(40,497)
	USD	4,115,521	PLN	15,430,000	01/24/2019	(9,141)
	USD	6,296,126	SEK	56,560,000	01/24/2019	(97,111)
	USD	10,472,659	TWD	321,940,000	01/03/2019	(1,363)
	USD	9,479,531	TWD	290,140,000	01/30/2019	(34,992)

TOTAL						$(1,380,792)

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At December 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
100 oz Gold	9	02/26/2019	$1,155,780	$1,055
3 Month Canadian Bankers Acceptance	74	03/18/2019	13,246,228	8,213
3 Month Canadian Bankers Acceptance	60	06/17/2019	10,741,833	14,191
3 Month Canadian Bankers Acceptance	56	09/16/2019	10,025,711	16,109
3 Month Eurodollar	11	03/18/2019	2,675,475	1,487
3 Month Eurodollar	49	06/17/2019	11,921,700	12,024
3 Month Eurodollar	76	09/16/2019	18,494,600	20,149
3 Month Eurodollar	81	12/16/2019	19,711,350	27,812
3 Month Eurodollar	93	03/16/2020	22,654,800	41,634
3 Month Eurodollar	93	06/15/2020	22,667,588	48,096
3 Month Eurodollar	67	09/14/2020	16,337,113	51,007
3 Month Eurodollar	92	12/14/2020	22,429,600	52,999
3 Month Sterling	28	06/19/2019	4,416,043	591
3 Month Sterling	55	09/18/2019	8,670,426	1,512
3 Month Sterling	64	12/18/2019	10,083,105	1,470
3 Month Sterling	62	03/18/2020	9,765,539	4,148
3 Month Sterling	65	06/17/2020	10,234,958	5,543
3 Month Sterling	65	09/16/2020	10,231,333	6,438
3 Month Sterling	75	12/16/2020	11,801,800	7,501
ASX 90 Day Bank Accepted Bill	107	06/13/2019	75,010,325	14,447
ASX 90 Day Bank Accepted Bill	142	09/12/2019	99,553,714	17,111
Australia 10 Year Bond	418	03/15/2019	39,046,342	422,041
Canada 10 Year Bond	262	03/20/2019	26,255,655	481,133
EURO STOXX 50 Index	1,219	03/15/2019	41,536,943	(865,031)
Euro-Bobl	580	03/07/2019	88,064,177	211,491
Euro-BTP	70	03/07/2019	10,251,483	227,655
Euro-Bund	676	03/07/2019	126,666,144	749,080
Euro-Buxl	78	03/07/2019	16,141,738	256,514
Euro-OAT	187	03/07/2019	32,309,691	(20,040)
Euro-Schatz	415	03/07/2019	53,225,930	21,553
FTSE 100 Index	282	03/15/2019	23,934,923	60,397
Japan 10 Year Bond	16	03/13/2019	22,266,138	93,753
LME Aluminum Base Metal	67	01/14/2019	3,053,106	(205,271)
LME Nickel Base Metal	44	01/14/2019	2,804,340	(67,028)
Long Gilt	266	03/27/2019	41,790,513	236,369
NASDAQ 100 E-Mini Index	332	03/15/2019	42,052,780	(1,023,424)
Russell 2000 E-Mini Index	96	03/15/2019	6,475,200	(322,380)
TOPIX Index	99	03/07/2019	13,489,941	(679,789)
U.S. Treasury 10 Year Note	1,037	03/20/2019	126,562,609	1,935,808
U.S. Treasury 2 Year Note	285	03/29/2019	60,495,703	245,078
U.S. Treasury 5 Year Note	708	03/29/2019	81,182,156	929,605
U.S. Treasury Long Bond	239	03/20/2019	34,923,875	682,200

Total				$3,723,251

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts:
3 Month Sterling	(18)	03/20/2019	$(2,840,892)	$(250)
Amsterdam Exchange Index	(25)	01/18/2019	(2,794,026)	(24,478)
ASX 90 Day Bank Accepted Bill	(35)	03/07/2019	(24,534,263)	(936)
Brent Crude Oil	(53)	01/31/2019	(2,869,950)	407,993
CAC 40 10 Euro Index	(68)	01/18/2019	(3,684,022)	36,107
Copper	(49)	03/27/2019	(3,233,387)	159,727
Corn	(156)	03/14/2019	(2,925,000)	(55,091)
DAX Index	(27)	03/15/2019	(8,168,066)	175,892
KOSPI 200 Index	(66)	03/14/2019	(3,874,350)	3,610
LME Aluminum Base Metal	(67)	01/14/2019	(3,053,106)	263,236
LME Aluminum Base Metal	(66)	02/20/2019	(3,029,813)	197,019
LME Nickel Base Metal	(44)	01/14/2019	(2,804,340)	59,164
RBOB Gasoline	(49)	01/31/2019	(2,704,418)	350,548
S&P 500 E-Mini Index	(1,798)	03/15/2019	(225,217,480)	4,452,084
S&P/TSX 60 Index	(26)	03/14/2019	(3,265,426)	20,104
Silver	(84)	03/27/2019	(6,524,700)	(353,452)
WTI Crude Oil	(116)	01/22/2019	(5,315,120)	810,520

Total				$6,501,797

Total Futures Contracts				$10,225,048

SWAP CONTRACTS — At December 31, 2018, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Received (Paid) by the Fund	Credit Spread at December 31, 2018(a)	Termination Date	Notional Amount (000’s)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased(b):
iTraxx Europe Index	(1.000)%	0.888%	12/20/2023	EUR 4,300	$(28,572)	$(36,244)	$7,672
Markit CDX North America Investment Grade Index	(1.000)	0.878	12/20/2023	USD 1,300	(7,677)	(11,832)	4,155
Protection Sold(c):
iTraxx Europe Crossover Index	5.000	3.550	12/20/2023	EUR 69,500	5,098,990	8,553,714	(3,454,724)
Markit CDX North America High Yield Index	5.000	4.505	12/20/2023	USD 28,150	610,159	1,950,387	(1,340,228)

TOTAL					$5,672,900	$10,456,025	$(4,783,125)

(a)	Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.
(b)	Payments made quarterly.
(c)	Payments received quarterly.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received (Paid) by the Fund	Counterparty	Termination Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation)(a)
Alerian MLP Index Total Return(b)	(2.506)%	Deutsche Bank AG	10/25/2019	USD 13,963	$574,207
Bloomberg Roll Select Commodity Index Total Return(c)	0.000	JPMorgan Chase Bank NA	02/25/2019	35,294	(822,391)

TOTAL					$(248,184)

(a)	There are no upfront payments on the swap contracts listed above; therefore the unrealized gains (losses) on the swap contracts are equal to their value.
(b)	Payments made monthly.
(c)	Payments received weekly.

WRITTEN OPTIONS CONTRACTS — At December 31, 2018, the Fund had the following written options contracts:

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by the Fund	Unrealized Appreciation/ Depreciation
Written options contracts:
Puts
S&P 500 Index	Morgan Stanley Co., Inc.	2,500 USD	01/18/2019	29	$(7,269,865)	$(142,535)	$(81,671)	$(60,864)
		2,525 USD	01/18/2019	28	(7,019,180)	(169,260)	(88,999)	(80,261)
		2,550 USD	01/18/2019	27	(6,768,495)	(199,395)	(96,370)	(103,025)
		2,575 USD	01/18/2019	27	(6,768,495)	(241,785)	(108,970)	(132,815)
		2,600 USD	01/18/2019	26	(6,517,810)	(279,110)	(119,201)	(159,909)
		2,625 USD	01/18/2019	26	(6,517,810)	(330,850)	(134,653)	(196,197)
		2,650 USD	01/18/2019	25	(6,267,125)	(372,125)	(144,585)	(227,540)
		2,675 USD	01/18/2019	25	(6,267,125)	(429,375)	(166,914)	(262,461)
		2,700 USD	01/18/2019	25	(6,267,125)	(489,125)	(188,954)	(300,171)
		2,725 USD	01/18/2019	24	(6,016,440)	(527,880)	(201,182)	(326,698)
		2,750 USD	01/18/2019	24	(6,016,440)	(586,920)	(233,472)	(353,448)
		2,775 USD	01/18/2019	23	(5,765,755)	(619,505)	(247,451)	(372,054)
		2,450 USD	02/15/2019	27	(6,768,495)	(155,655)	(86,126)	(69,529)
		2,475 USD	02/15/2019	27	(6,768,495)	(178,605)	(97,163)	(81,442)
		2,500 USD	02/15/2019	26	(6,517,810)	(197,210)	(99,893)	(97,317)
		2,525 USD	02/15/2019	26	(6,517,810)	(225,550)	(117,001)	(108,549)
		2,550 USD	02/15/2019	25	(6,267,125)	(247,625)	(123,543)	(124,082)
		2,575 USD	02/15/2019	25	(6,267,125)	(282,125)	(139,733)	(142,392)
		2,600 USD	02/15/2019	24	(6,016,440)	(307,080)	(148,007)	(159,073)
		2,625 USD	02/15/2019	24	(6,016,440)	(347,160)	(166,261)	(180,899)
		2,650 USD	02/15/2019	23	(5,765,755)	(374,555)	(178,211)	(196,344)
		2,675 USD	02/15/2019	23	(5,765,755)	(419,865)	(198,595)	(221,270)
		2,700 USD	02/15/2019	23	(5,765,755)	(468,050)	(220,805)	(247,245)
		2,725 USD	02/15/2019	22	(5,515,070)	(496,100)	(231,535)	(264,565)
		2,225 USD	03/15/2019	23	(5,765,755)	(58,765)	(92,508)	33,743
		2,250 USD	03/15/2019	22	(5,515,070)	(63,690)	(98,111)	34,421
		2,275 USD	03/15/2019	22	(5,515,070)	(72,270)	(109,584)	37,314
		2,300 USD	03/15/2019	22	(5,515,070)	(81,730)	(121,424)	39,694
		2,325 USD	03/15/2019	21	(5,264,385)	(88,095)	(128,965)	40,870
		2,350 USD	03/15/2019	21	(5,264,385)	(99,225)	(143,549)	44,324
		2,375 USD	03/15/2019	20	(5,013,700)	(106,500)	(151,685)	45,185
		2,400 USD	03/15/2019	20	(5,013,700)	(119,500)	(168,385)	48,885
		2,425 USD	03/15/2019	19	(4,763,015)	(127,395)	(177,247)	49,852
		2,450 USD	03/15/2019	19	(4,763,015)	(142,595)	(196,223)	53,628
		2,475 USD	03/15/2019	19	(4,763,015)	(159,410)	(217,015)	57,605

Total written options contracts				832		$(9,206,620)	$(5,223,991)	$(3,982,629)

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments

December 31, 2018

Shares	Dividend Rate	Value

Investment Company(a) – 83.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
91,312,279	2.521%	$91,312,279

TOTAL INVESTMENTS – 83.0%
(Cost $91,312,279)		$91,312,279

OTHER ASSETS IN EXCESS OF LIABILITIES – 17.0%		18,640,943

NET ASSETS – 100.0%		$109,953,222

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.

Currency Abbreviations:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CLP	— Chilean Peso
COP	— Colombian Peso
CZK	— Czech Koruna
EUR	— Euro
GBP	— British Pound
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
ILS	— Israel New Shekel
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PEN	— Peru Nuevo Sol
PHP	— Philippines Peso
PLN	— Polish Zloty
RUB	— Russian Ruble
SEK	— Swedish Krona
THB	— Thailand Baht
TWD	— Taiwan Dollar
USD	— United States Dollar
ZAR	— South African Rand

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Morgan Stanley Co., Inc.	BRL	1,490,000	USD	384,120	01/02/2019	$322
	BRL	5,050,000	USD	1,295,436	01/30/2019	5,383
	COP	17,617,380,000	USD	5,357,256	01/30/2019	59,772
	CZK	64,110,000	USD	2,855,499	01/24/2019	617
	HUF	276,920,000	USD	989,019	01/24/2019	733
	IDR	34,832,340,000	USD	2,381,210	01/03/2019	41,067
	IDR	71,443,460,000	USD	4,910,935	01/30/2019	31,166
	ILS	2,510,000	USD	670,255	01/24/2019	2,203
	INR	177,540,000	USD	2,486,235	01/02/2019	56,771
	INR	556,910,000	USD	7,934,204	01/30/2019	54,084
	KRW	9,059,060,000	USD	8,059,742	01/02/2019	59,151
	MXN	63,200,000	USD	3,166,791	01/24/2019	38,269
	NOK	73,230,000	USD	8,408,255	01/24/2019	69,739
	PEN	3,550,000	USD	1,050,218	01/02/2019	3,664
	PHP	126,630,000	USD	2,387,218	01/04/2019	21,243
	PHP	77,100,000	USD	1,450,611	01/30/2019	17,243
	PLN	1,120,000	USD	298,983	01/24/2019	409
	SEK	29,390,000	USD	3,267,502	01/24/2019	54,584
	USD	5,403,309	BRL	20,900,000	01/02/2019	10,804
	USD	887,039	CLP	612,660,000	01/30/2019	3,521
	USD	2,625,123	MXN	51,730,000	01/24/2019	1,740
	USD	1,057,965	PEN	3,550,000	01/02/2019	4,083

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Morgan Stanley Co., Inc. (continued)
	USD	2,413,883	PHP	126,630,000	01/04/2019	$5,422
	USD	6,482,980	RUB	443,910,000	01/10/2019	117,994
	USD	126,883	THB	4,110,000	01/24/2019	624
	USD	543,760	TWD	16,570,000	01/30/2019	382
	ZAR	9,570,000	USD	653,958	01/24/2019	9,458

TOTAL						$670,448

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Morgan Stanley Co., Inc.	BRL	19,410,000	USD	5,118,044	01/02/2019	$(109,981)
	BRL	24,730,000	USD	6,382,585	01/30/2019	(12,435)
	COP	15,866,750,000	USD	4,947,677	01/03/2019	(61,841)
	IDR	9,157,960,000	USD	643,070	01/03/2019	(6,216)
	PEN	6,740,000	USD	2,005,734	01/30/2019	(6,985)
	RUB	443,910,000	USD	6,694,786	01/10/2019	(329,800)
	RUB	665,360,000	USD	9,668,795	01/30/2019	(157,894)
	TWD	241,900,000	USD	7,880,876	01/03/2019	(10,882)
	USD	206,725	CLP	143,590,000	01/30/2019	(347)
	USD	4,829,004	COP	15,866,750,000	01/03/2019	(56,832)
	USD	153,395	CZK	3,470,000	01/24/2019	(1,194)
	USD	344,963	HUF	97,100,000	01/24/2019	(2,086)
	USD	3,033,500	IDR	43,990,300,000	01/03/2019	(25,631)
	USD	4,079,719	ILS	15,370,000	01/24/2019	(38,079)
	USD	2,535,199	INR	177,540,000	01/02/2019	(7,807)
	USD	8,034,930	KRW	9,059,060,000	01/02/2019	(83,962)
	USD	12,609,245	KRW	14,134,680,000	01/30/2019	(92,207)
	USD	1,052,191	PHP	55,360,000	01/30/2019	(1,770)
	USD	4,006,859	THB	130,730,000	01/24/2019	(9,156)
	USD	7,868,735	TWD	241,900,000	01/03/2019	(1,259)
	USD	5,972,076	TWD	182,850,000	01/30/2019	(24,099)
	USD	2,024,033	ZAR	29,230,000	01/24/2019	(2,263)
	ZAR	47,810,000	USD	3,320,446	01/24/2019	(6,139)

TOTAL						$(1,048,865)

FUTURES CONTRACTS — At December 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
100 oz Gold	10	02/26/2019	$1,284,200	$20,192
3 Month Canadian Bankers Acceptance	16	03/18/2019	2,864,049	1,139
3 Month Canadian Bankers Acceptance	16	06/17/2019	2,864,489	2,236
3 Month Canadian Bankers Acceptance	12	09/16/2019	2,148,367	2,743
3 Month Eurodollar	12	03/18/2019	2,918,700	485
3 Month Eurodollar	17	06/17/2019	4,136,100	2,523
3 Month Eurodollar	17	09/16/2019	4,136,950	3,898

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts: (continued)
3 Month Eurodollar	18	12/16/2019	$4,380,300	$4,583
3 Month Eurodollar	20	03/16/2020	4,872,000	7,304
3 Month Eurodollar	20	06/15/2020	4,874,750	8,229
3 Month Eurodollar	19	09/14/2020	4,632,912	9,056
3 Month Eurodollar	19	12/14/2020	4,632,200	8,968
3 Month Sterling	5	06/19/2019	788,579	1
3 Month Sterling	11	09/18/2019	1,734,085	84
3 Month Sterling	11	12/18/2019	1,733,034	235
3 Month Sterling	13	03/18/2020	2,047,613	548
3 Month Sterling	13	06/17/2020	2,046,992	801
3 Month Sterling	13	09/16/2020	2,046,267	808
3 Month Sterling	13	12/16/2020	2,045,645	912
ASX 90 Day Bank Accepted Bill	22	06/13/2019	15,422,684	957
ASX 90 Day Bank Accepted Bill	27	09/12/2019	18,929,227	2,269
Australia 10 Year Bond	179	03/15/2019	16,720,802	180,975
Brent Crude Oil	16	04/30/2019	878,880	(121,792)
Brent Crude Oil	16	07/31/2019	883,680	(115,782)
Cocoa	47	05/15/2019	1,157,140	109,243
Cocoa	45	09/13/2019	1,116,450	99,558
Coffee “C”	23	05/20/2019	904,762	(122,095)
Coffee “C”	23	09/18/2019	952,631	(18,616)
Copper	20	03/27/2019	1,319,750	(33,168)
Copper	15	05/29/2019	992,062	(34,729)
Copper	14	09/26/2019	928,375	(39,064)
Corn	54	05/14/2019	1,031,400	(9,620)
Corn	51	09/13/2019	1,000,875	(17,673)
Cotton No. 2	51	05/08/2019	1,875,780	(154,889)
Euro-Bobl	26	03/07/2019	3,947,704	7,845
Euro-BTP	1	03/07/2019	146,450	2,845
Euro-Bund	118	03/07/2019	22,110,362	73,164
Euro-Buxl	3	03/07/2019	620,836	12,191
Euro-OAT	7	03/07/2019	1,209,454	(836)
Euro-Schatz	17	03/07/2019	2,180,339	675
Foreign Exchange AUD/USD	53	03/18/2019	3,738,620	(15,101)
Foreign Exchange NZD/USD	52	03/18/2019	3,494,920	(6,237)
Japan 10 Year Bond	33	03/13/2019	45,923,909	120,970
KC HRW Wheat	41	05/14/2019	1,027,050	(45,232)
KC HRW Wheat	37	09/13/2019	973,100	(34,419)
Lean Hogs	61	06/14/2019	1,980,060	(69,882)
Live Cattle	23	06/28/2019	1,077,090	17,968
Live Cattle	22	08/30/2019	1,004,300	18,306
LME Aluminum Base Metal	94	01/14/2019	4,283,462	(280,432)
LME Aluminum Base Metal	4	02/20/2019	183,625	(11,398)
LME Aluminum Base Metal	37	04/17/2019	1,707,088	(101,930)
LME Aluminum Base Metal	20	05/15/2019	927,250	(56,922)
LME Aluminum Base Metal	36	07/17/2019	1,688,400	(93,550)
LME Aluminum Base Metal	20	08/21/2019	942,000	(53,547)
LME Lead Base Metal	18	01/14/2019	907,200	26,416
LME Lead Base Metal	17	02/20/2019	859,350	22,161
LME Nickel Base Metal	63	01/14/2019	4,015,305	(180,128)
LME Nickel Base Metal	2	02/20/2019	127,854	(1,205)

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts: (continued)
LME Nickel Base Metal	26	04/17/2019	$1,670,292	$(102,943)
LME Nickel Base Metal	15	05/15/2019	965,790	(21,500)
LME Nickel Base Metal	26	07/17/2019	1,683,708	(101,851)
LME Nickel Base Metal	15	08/21/2019	974,520	(19,970)
LME Zinc Base Metal	69	01/14/2019	4,282,313	(44,890)
LME Zinc Base Metal	12	02/20/2019	742,650	(73)
LME Zinc Base Metal	29	04/17/2019	1,786,400	(16,635)
LME Zinc Base Metal	16	05/15/2019	983,200	(37,238)
LME Zinc Base Metal	29	07/17/2019	1,774,438	(9,747)
LME Zinc Base Metal	16	08/21/2019	975,800	(25,838)
Low Sulphur Gasoil	18	05/10/2019	912,150	(135,486)
Low Sulphur Gasoil	18	08/12/2019	927,000	(130,086)
Natural Gas	36	04/26/2019	967,680	(73,699)
Natural Gas	36	07/29/2019	997,560	(53,930)
NY Harbor ULSD	3	01/31/2019	213,129	(18,619)
NY Harbor ULSD	13	04/30/2019	910,837	(106,309)
NY Harbor ULSD	13	07/31/2019	926,016	(103,335)
RBOB Gasoline	14	04/30/2019	890,761	(111,578)
RBOB Gasoline	15	07/31/2019	941,094	(123,370)
Soybean	22	05/14/2019	997,700	2,282
Soybean	21	11/14/2019	981,488	(27,842)
Soybean Oil	61	05/14/2019	1,028,094	(10,740)
Soybean Oil	57	12/13/2019	991,458	(29,820)
Sugar No. 11	73	04/30/2019	992,566	(54,192)
Sugar No. 11	68	09/30/2019	957,331	(56,102)
U.S. Treasury 2 Year Note	3	03/29/2019	636,797	776
U.S. Treasury 5 Year Note	17	03/29/2019	1,949,289	13,197
U.S. Treasury 10 Year Note	249	03/20/2019	30,389,672	236,530
U.S. Treasury Long Bond	6	03/20/2019	876,750	12,957
Wheat	40	05/14/2019	1,021,500	(34,582)
Wheat	37	09/13/2019	976,338	(38,629)
WTI Crude Oil	19	04/22/2019	891,670	(126,402)
WTI Crude Oil	19	07/22/2019	913,140	(115,092)

Total				$(2,312,715)
Short position contracts:
Amsterdam Exchange Index	(4)	01/18/2019	(447,044)	3,325
ASX 90 Day Bank Accepted Bill	(9)	03/07/2019	(6,308,811)	(288)
Brent Crude Oil	(50)	01/31/2019	(2,707,500)	308,550
CAC 40 10 Euro Index	(8)	01/18/2019	(433,414)	4,217
Canada 10 Year Bond	(279)	03/20/2019	(27,959,266)	(193,748)
CBOE Volatility Index	(53)	01/16/2019	(1,281,275)	(248,711)
CBOE Volatility Index	(44)	02/13/2019	(980,100)	(93,613)
CBOE Volatility Index	(40)	03/19/2019	(863,000)	(18,702)
Cocoa	(120)	03/14/2019	(2,914,800)	(240,825)
Coffee “C”	(84)	03/19/2019	(3,203,550)	376,426
Corn	(502)	03/14/2019	(9,412,500)	57,813
Cotton No. 2	(131)	03/07/2019	(4,731,065)	279,851
DAX Index	(3)	03/15/2019	(907,563)	19,828
EURO STOXX 50 Index	(34)	03/15/2019	(1,158,537)	25,628
Feeder Cattle	(9)	03/28/2019	(659,588)	(14,653)

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts: (continued)
Foreign Exchange CAD/USD	(35)	03/19/2019	$(2,569,175)	$16,487
Foreign Exchange CHF/USD	(72)	03/18/2019	(9,220,500)	(66,602)
Foreign Exchange EUR/USD	(56)	03/18/2019	(8,070,650)	(48,349)
Foreign Exchange GBP/USD	(55)	03/18/2019	(4,397,250)	(22,727)
Foreign Exchange JPY/USD	(32)	03/18/2019	(3,670,600)	(76,771)
FTSE 100 Index	(5)	03/15/2019	(424,378)	(676)
FTSE/JSE Top 40 Index	(6)	03/20/2019	(196,245)	(4,692)
FTSE/MIB Index	(3)	03/15/2019	(312,893)	7,422
Hang Seng Index	(2)	01/30/2019	(330,170)	(3,037)
HSCEI	(3)	01/30/2019	(193,513)	(358)
IBEX 35 Index	(3)	01/18/2019	(292,754)	7,359
KC HRW Wheat	(154)	03/14/2019	(3,765,300)	93,945
KOSPI 200 Index	(10)	03/14/2019	(587,023)	545
Lean Hogs	(81)	02/14/2019	(1,976,400)	54,094
Live Cattle	(177)	02/28/2019	(8,780,970)	(223,968)
LME Aluminum Base Metal	(94)	01/14/2019	(4,283,462)	256,651
LME Aluminum Base Metal	(60)	02/20/2019	(2,754,375)	153,870
LME Aluminum Base Metal	(37)	04/17/2019	(1,707,088)	107,513
LME Aluminum Base Metal	(36)	07/17/2019	(1,688,400)	98,228
LME Lead Base Metal	(18)	01/14/2019	(907,200)	(34,175)
LME Nickel Base Metal	(63)	01/14/2019	(4,015,305)	241,525
LME Nickel Base Metal	(31)	02/20/2019	(1,981,737)	45,497
LME Nickel Base Metal	(26)	04/17/2019	(1,670,292)	55,025
LME Nickel Base Metal	(26)	07/17/2019	(1,683,708)	53,453
LME Zinc Base Metal	(69)	01/14/2019	(4,282,313)	45,088
LME Zinc Base Metal	(10)	02/20/2019	(618,875)	25,871
LME Zinc Base Metal	(29)	04/17/2019	(1,786,400)	59,634
LME Zinc Base Metal	(29)	07/17/2019	(1,774,438)	41,247
Long Gilt	(91)	03/27/2019	(14,296,754)	(18,641)
Low Sulphur Gasoil	(38)	02/12/2019	(1,919,000)	264,399
MSCI Taiwan Index	(6)	01/29/2019	(215,640)	(2,671)
NASDAQ 100 E-Mini Index	(2)	03/15/2019	(253,330)	6,157
Natural Gas	(78)	01/29/2019	(2,325,960)	580,675
OMXS30 Index	(18)	01/18/2019	(286,005)	7,990
RBOB Gasoline	(21)	01/31/2019	(1,159,036)	140,339
Russell 2000 E-Mini Index	(6)	03/15/2019	(404,700)	13,914
S&P 500 E-Mini Index	(143)	03/15/2019	(17,912,180)	240,620
S&P Midcap 400 E-Mini Index	(1)	03/15/2019	(166,220)	7,353
S&P/TSX 60 Index	(3)	03/14/2019	(376,780)	3,115
SET50 Index	(26)	03/28/2019	(166,572)	3,678
Silver	(5)	03/27/2019	(388,375)	(5,639)
Soybean	(122)	03/14/2019	(5,453,400)	193,544
Soybean Oil	(118)	03/14/2019	(1,971,072)	81,756
Sugar No. 11	(44)	02/28/2019	(593,331)	24,987
TOPIX Index	(2)	03/07/2019	(272,524)	13,734
Wheat	(98)	03/14/2019	(2,464,700)	56,941
WTI Crude Oil	(58)	01/22/2019	(2,657,560)	313,980

Total				$3,073,428

Total Futures Contracts				$760,713

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At December 31, 2018, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index(a)	Financing Rate Received (Paid) by the Fund	Credit Spread at December 31, 2018(b)	Termination Date	Notional Amount (000’s)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
iTraxx Europe Crossover Index	(5.000)%	3.550%	12/20/2023	EUR 250	$(18,342)	$(20,102)	$1,760
iTraxx Europe Index	(1.000)	0.888	12/20/2023	900	(5,980)	(6,033)	53
Markit CDX North America High Yield Index	(5.000)	4.505	12/20/2023	USD 100	(2,168)	(4,540)	2,372
Markit CDX North America Investment Grade Index	(1.000)	0.878	12/20/2023	1,450	(8,562)	(11,599)	3,037

TOTAL					$(35,052)	$(42,274)	$7,222

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received (Paid) by the Fund	Counterparty	Termination Date	Notional Amount (000’s)		Unrealized Appreciation / (Depreciation)(a)
A basket (DBGSLBJP) of common stocks(b)(*)	(2.813)%	Deutsche Bank AG	09/17/2019	JPY	1,038,065	$(84,004)
A basket (DBGSLBJP) of common stocks(b)(*)	(0.076)		09/17/2019		196,293	(15,511)
A basket (DBGSMOJP) of common stocks(b)(*)	(0.076)		09/17/2019		1,353,572	(110,285)
A basket (DBGSQUJP) of common stocks(b)(*)	(0.076)		09/17/2019		3,536,748	(195,017)
A basket (DBGSVAJP) of common stocks(b)(*)	(0.076)		09/17/2019		3,682,981	(112,292)
Topix Total Return Index(c)	0.076		09/17/2019		9,552,684	434,038
A basket (JPBILBEU) of common stocks(b)(*)	(0.365)	JPMorgan Chase Bank NA	12/16/2019	EUR	8,788	181,456
A basket (JPBILBUK) of common stocks(b)(*)	(0.731)		08/05/2019	GBP	8,598	182,364
A basket (JPBIMOEU) of common stocks(b)(*)	(0.365)		12/16/2019	EUR	5,511	142,549
A basket (JPBIMOUK) of common stocks(b)(*)	(0.731)		08/05/2019	GBP	9,543	304,192
A basket (JPBIQUEU) of common stocks(b)(*)	(0.365)		12/16/2019	EUR	8,130	199,752
A basket (JPBIQUUK) of common stocks(b)(*)	(0.731)		08/05/2019	GBP	10,307	271,243
A basket (JPBIVAEU) of common stocks(b)(*)	(0.365)		12/16/2019	EUR	10,425	273,508
A basket (JPBIVAUK) of common stocks(b)(*)	(0.731)		08/05/2019	GBP	8,295	234,991
A basket (JPGSLBUS) of common stocks(b)(*)	(2.506)		08/30/2019	USD	11,560	142,145
A basket (JPGSMOUS) of common stocks(b)(*)	(2.506)		08/30/2019		17,729	263,694
A basket (JPGSQUUS) of common stocks(b)(*)	(2.506)		08/30/2019		33,508	444,580
A basket (JPGSVAUS) of common stocks(b)(*)	(2.506)		08/30/2019		18,954	211,014
Euro Stoxx 50 Net Return Index(c)	0.365		12/16/2019	EUR	31,299	(742,089)
FSTE 100 Total Return Index(c)	0.731		08/05/2019	GBP	34,404	(893,514)
S&P 500 Total Return Index(c)	2.506		08/30/2019	USD	77,238	(1,061,630)

TOTAL						$71,184

(a)	There are no upfront payments on the swap contracts listed above; therefore the unrealized gains (losses) on the swap contracts are equal to their value.
(b)	Payments made weekly.
(c)	Payments received weekly.
*	The components of the basket shown below.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

A basket (DBGSLBJP) of common stocks

Common Stocks	Sector	Shares	Value	Weight
Nippon Telegraph & Telephone Corp	Communication Services	6,858	$280,213	2.49%
KDDI Corp	Communication Services	9,244	221,131	1.96
Kao Corp	Consumer Staples	2,859	212,543	1.89
NTT DOCOMO Inc	Communication Services	8,660	195,211	1.73
Seven & i Holdings Co Ltd	Consumer Staples	4,008	174,778	1.55
Japan Tobacco Inc	Consumer Staples	6,970	166,271	1.48
Oriental Land Co Ltd/Japan	Consumer Discretionary	1,602	161,420	1.43
Takeda Pharmaceutical Co Ltd	Health Care	4,255	143,706	1.28
East Japan Railway Co	Industrials	1,574	139,358	1.24
Canon Inc	Information Technology	4,985	136,378	1.21
Kirin Holdings Co Ltd	Consumer Staples	6,266	131,308	1.17
Astellas Pharma Inc	Health Care	9,864	126,028	1.12
Nitori Holdings Co Ltd	Consumer Discretionary	1,005	125,779	1.12
Daito Trust Construction Co Ltd	Real Estate	880	120,469	1.07
MEIJI Holdings Co Ltd	Consumer Staples	1,456	118,950	1.06
Shiseido Co Ltd	Consumer Staples	1,887	118,577	1.05
Japan Airlines Co Ltd	Industrials	3,315	117,584	1.04
ANA Holdings Inc	Industrials	3,164	113,694	1.01
Asahi Group Holdings Ltd	Consumer Staples	2,886	112,317	1.00
Nagoya Railroad Co Ltd	Industrials	4,155	109,688	0.97
Lawson Inc	Consumer Staples	1,672	105,921	0.94
Ezaki Glico Co Ltd	Consumer Staples	2,038	103,689	0.92
Kintetsu Group Holdings Co Ltd	Industrials	2,383	103,639	0.92
ABC-Mart Inc	Consumer Discretionary	1,789	99,140	0.88
Unicharm Corp	Consumer Staples	3,035	98,471	0.87
Terumo Corp	Health Care	1,716	97,378	0.86
Ryohin Keikaku Co Ltd	Consumer Discretionary	402	97,362	0.86
Nichirei Corp	Consumer Staples	3,421	94,344	0.84
Otsuka Holdings Co Ltd	Health Care	2,295	93,996	0.83
West Japan Railway Co	Industrials	1,326	93,840	0.83
Ajinomoto Co Inc	Consumer Staples	5,232	93,353	0.83
Secom Co Ltd	Industrials	1,123	93,270	0.83
Morinaga Milk Industry Co Ltd	Consumer Staples	3,230	90,682	0.81
Aeon Co Ltd	Consumer Staples	4,556	89,285	0.79
Lion Corp	Consumer Staples	4,272	88,413	0.79
Shimamura Co Ltd	Consumer Discretionary	1,116	85,499	0.76
Chugoku Electric Power Co Inc/The	Utilities	6,540	85,144	0.76
Itochu Techno-Solutions Corp	Information Technology	4,386	84,920	0.75
Otsuka Corp	Information Technology	3,054	84,079	0.75
Mitsubishi Tanabe Pharma Corp	Health Care	5,793	83,494	0.74
Nankai Electric Railway Co Ltd	Industrials	3,146	83,277	0.74
Daiichi Sankyo Co Ltd	Health Care	2,538	81,235	0.72
Tsuruha Holdings Inc	Consumer Staples	920	79,034	0.70
Kagome Co Ltd	Consumer Staples	2,943	77,311	0.69
Osaka Gas Co Ltd	Utilities	4,201	76,938	0.68
Benesse Holdings Inc	Consumer Discretionary	2,954	75,361	0.67
Park24 Co Ltd	Industrials	3,423	75,303	0.67
Tokyo Gas Co Ltd	Utilities	2,964	75,279	0.67
Zensho Holdings Co Ltd	Consumer Discretionary	3,086	74,838	0.66
Sankyo Co Ltd	Consumer Discretionary	1,937	73,812	0.66
Nippon Suisan Kaisha Ltd	Consumer Staples	13,150	73,611	0.65
Sumitomo Osaka Cement Co Ltd	Materials	1,790	73,602	0.65
Yamazaki Baking Co Ltd	Consumer Staples	3,479	73,131	0.65
Chugai Pharmaceutical Co Ltd	Health Care	1,251	72,786	0.65
Tobu Railway Co Ltd	Industrials	2,693	72,742	0.65
Suzuki Motor Corp	Consumer Discretionary	1,405	71,295	0.63
Nippon Paper Industries Co Ltd	Materials	3,970	71,123	0.63
Toray Industries Inc	Materials	10,083	70,963	0.63

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Yamato Holdings Co Ltd	Industrials	2,547	$70,214	0.62%
Square Enix Holdings Co Ltd	Communication Services	2,542	69,225	0.61
Fuji Media Holdings Inc	Communication Services	5,002	68,992	0.61
Kewpie Corp	Consumer Staples	3,047	68,258	0.61
Suntory Beverage & Food Ltd	Consumer Staples	1,508	68,175	0.61
Pola Orbis Holdings Inc	Consumer Staples	2,484	67,228	0.60
Hankyu Hanshin Holdings Inc	Industrials	2,015	67,061	0.60
Taisei Corp	Industrials	1,543	66,169	0.59
Toho Co Ltd/Tokyo	Communication Services	1,813	65,794	0.58
Yahoo Japan Corp	Communication Services	26,068	65,116	0.58
K’s Holdings Corp	Consumer Discretionary	6,572	64,709	0.57
Rengo Co Ltd	Materials	8,149	64,483	0.57
Kobayashi Pharmaceutical Co Ltd	Consumer Staples	939	63,945	0.57
Fuji Oil Holdings Inc	Consumer Staples	1,990	63,671	0.57
Yamada Denki Co Ltd	Consumer Discretionary	13,138	63,121	0.56
Cosmos Pharmaceutical Corp	Consumer Staples	373	62,445	0.55
Coca-Cola Bottlers Japan Holdings Inc	Consumer Staples	2,070	61,981	0.55
Obayashi Corp	Industrials	6,829	61,882	0.55
Keio Corp	Industrials	1,062	61,854	0.55
FUJIFILM Holdings Corp	Information Technology	1,560	60,714	0.54
Calbee Inc	Consumer Staples	1,932	60,580	0.54
Hikari Tsushin Inc	Consumer Discretionary	386	60,483	0.54
Tokyu Corp	Industrials	3,655	59,809	0.53
Yakult Honsha Co Ltd	Consumer Staples	839	59,050	0.52
Shionogi & Co Ltd	Health Care	1,026	58,628	0.52
House Foods Group Inc	Consumer Staples	1,701	58,532	0.52
COMSYS Holdings Corp	Industrials	2,367	57,892	0.51
Sawai Pharmaceutical Co Ltd	Health Care	1,202	57,298	0.51
Tsumura & Co	Health Care	2,031	56,574	0.50
Hoshizaki Corp	Industrials	900	54,839	0.49
Rinnai Corp	Consumer Discretionary	827	54,555	0.48
Sugi Holdings Co Ltd	Consumer Staples	1,342	53,151	0.47
NTT Data Corp	Information Technology	4,816	52,902	0.47
Shochiku Co Ltd	Communication Services	541	52,447	0.47
Autobacs Seven Co Ltd	Consumer Discretionary	3,157	52,404	0.47
Nissin Foods Holdings Co Ltd	Consumer Staples	833	52,389	0.47
NH Foods Ltd	Consumer Staples	1,383	52,129	0.46
Toyo Suisan Kaisha Ltd	Consumer Staples	1,466	51,242	0.46
Maruichi Steel Tube Ltd	Materials	1,605	50,708	0.45
Ono Pharmaceutical Co Ltd	Health Care	2,459	50,332	0.45
Asahi Intecc Co Ltd	Health Care	1,190	50,321	0.45
Nisshin Seifun Group Inc	Consumer Staples	2,419	50,089	0.44
Welcia Holdings Co Ltd	Consumer Staples	1,099	49,683	0.44
Kyushu Electric Power Co Inc	Utilities	4,142	49,431	0.44
Sundrug Co Ltd	Consumer Staples	1,627	48,582	0.43
Oracle Corp Japan	Information Technology	759	48,452	0.43
Nishi-Nippon Railroad Co Ltd	Industrials	1,864	46,988	0.42
Pigeon Corp	Consumer Staples	1,089	46,669	0.41
Tohoku Electric Power Co Inc	Utilities	3,528	46,639	0.41
Bandai Namco Holdings Inc	Consumer Discretionary	1,033	46,400	0.41
Kyudenko Corp	Industrials	1,200	45,618	0.41
Fujitsu General Ltd	Consumer Discretionary	3,534	45,357	0.40
Nipro Corp	Health Care	3,523	43,203	0.38
Rohto Pharmaceutical Co Ltd	Health Care	1,571	42,956	0.38
Toyobo Co Ltd	Materials	3,127	42,727	0.38
Chubu Electric Power Co Inc	Utilities	2,989	42,576	0.38
Odakyu Electric Railway Co Ltd	Industrials	1,929	42,503	0.38
Ito En Ltd	Consumer Staples	926	41,562	0.37
Sega Sammy Holdings Inc	Consumer Discretionary	2,914	40,804	0.36

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Sohgo Security Services Co Ltd	Industrials	867	$40,611	0.36%
M3 Inc	Health Care	2,985	40,114	0.36
Hokuriku Electric Power Co	Utilities	4,555	39,820	0.35
Sumitomo Dainippon Pharma Co Ltd	Health Care	1,230	39,200	0.35
SCSK Corp	Information Technology	1,099	38,969	0.35
Ain Holdings Inc	Consumer Staples	539	38,684	0.34
Nishimatsu Construction Co Ltd	Industrials	1,680	38,341	0.34
Izumi Co Ltd	Consumer Discretionary	820	38,190	0.34
Keikyu Corp	Industrials	2,296	37,609	0.33
Makita Corp	Industrials	1,049	37,330	0.33
Sapporo Holdings Ltd	Consumer Staples	1,775	37,101	0.33
Mochida Pharmaceutical Co Ltd	Health Care	448	36,866	0.33
Kajima Corp	Industrials	2,700	36,378	0.32
Fancl Corp	Consumer Staples	1,393	35,659	0.32
Aozora Bank Ltd	Financials	1,175	35,086	0.31
Taisho Pharmaceutical Holdings Co Ltd	Health Care	346	34,784	0.31
Capcom Co Ltd	Communication Services	1,732	34,305	0.30
Relo Group Inc	Real Estate	1,443	33,857	0.30
Santen Pharmaceutical Co Ltd	Health Care	2,320	33,551	0.30
Toho Gas Co Ltd	Utilities	775	32,757	0.29
Kyowa Exeo Corp	Industrials	1,392	32,709	0.29
Maruha Nichiro Corp	Consumer Staples	951	32,027	0.28
Obic Co Ltd	Information Technology	408	31,549	0.28
Daiichikosho Co Ltd	Communication Services	658	31,177	0.28
Nippon Shinyaku Co Ltd	Health Care	471	30,018	0.27
Keihan Holdings Co Ltd	Industrials	736	30,009	0.27
Hokkaido Electric Power Co Inc	Utilities	4,257	29,498	0.26
Yoshinoya Holdings Co Ltd	Consumer Discretionary	1,698	27,980	0.25
Nihon M&A Center Inc	Industrials	1,367	27,619	0.25
Nomura Research Institute Ltd	Information Technology	738	27,422	0.24
Takashimaya Co Ltd	Consumer Discretionary	2,116	27,088	0.24
KYORIN Holdings Inc	Health Care	1,164	25,470	0.23
Azbil Corp	Information Technology	1,279	25,310	0.22
Megmilk Snow Brand Co Ltd	Consumer Staples	929	24,110	0.21
Ricoh Co Ltd	Information Technology	2,452	24,072	0.21
Morinaga & Co Ltd/Japan	Consumer Staples	551	23,763	0.21
CyberAgent Inc	Communication Services	598	23,145	0.21
Colowide Co Ltd	Consumer Discretionary	1,083	22,681	0.20
Miura Co Ltd	Industrials	968	22,117	0.20
Kurita Water Industries Ltd	Industrials	896	21,762	0.19
Meitec Corp	Industrials	522	21,263	0.19
Kamigumi Co Ltd	Industrials	1,030	21,183	0.19
Maeda Corp	Industrials	2,175	20,363	0.18
Aoyama Trading Co Ltd	Consumer Discretionary	845	20,290	0.18
Mitsubishi Motors Corp	Consumer Discretionary	3,687	20,236	0.18
USS Co Ltd	Consumer Discretionary	1,169	19,706	0.17
Idemitsu Kosan Co Ltd	Energy	595	19,591	0.17
Shimachu Co Ltd	Consumer Discretionary	724	19,535	0.17
Kaken Pharmaceutical Co Ltd	Health Care	425	18,844	0.17
Suzuken Co Ltd/Aichi Japan	Health Care	365	18,621	0.17
Keisei Electric Railway Co Ltd	Industrials	594	18,621	0.17
TIS Inc	Information Technology	423	16,697	0.15
Kakaku.com Inc	Communication Services	943	16,690	0.15
NET One Systems Co Ltd	Information Technology	943	16,633	0.15
Kinden Corp	Industrials	1,006	16,294	0.14
Electric Power Development Co Ltd	Utilities	578	13,727	0.12
Duskin Co Ltd	Industrials	624	13,691	0.12
Sotetsu Holdings Inc	Industrials	429	12,798	0.11
Miraca Holdings Inc	Health Care	565	12,781	0.11

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Nihon Kohden Corp	Health Care	351	$11,437	0.10%
Shikoku Electric Power Co Inc	Utilities	883	10,690	0.09
Sankyu Inc	Industrials	232	10,526	0.09
Wacoal Holdings Corp	Consumer Discretionary	385	9,987	0.09
Iwatani Corp	Industrials	270	9,018	0.08
Nippon Television Holdings Inc	Communication Services	608	8,956	0.08
Furukawa Electric Co Ltd	Industrials	349	8,798	0.08
Valor Holdings Co Ltd	Consumer Staples	347	8,364	0.07
Sanrio Co Ltd	Consumer Discretionary	403	7,893	0.07
Glory Ltd	Industrials	296	6,679	0.06
Toho Holdings Co Ltd	Health Care	263	6,450	0.06
Kokuyo Co Ltd	Industrials	335	4,907	0.04
Sangetsu Corp	Consumer Discretionary	258	4,696	0.04
Maeda Road Construction Co Ltd	Industrials	171	3,550	0.03
Oki Electric Industry Co Ltd	Information Technology	295	3,499	0.03
Okumura Corp	Industrials	109	3,191	0.03
Canon Marketing Japan Inc	Consumer Discretionary	100	1,788	0.02
TV Asahi Holdings Corp	Communication Services	35	638	0.01

A basket (DBGSMOJP) of common stocks

Common Stocks	Sector	Shares	Value	Weight
Sony Corp	Consumer Discretionary	6,700	$325,342	2.63%
Mitsubishi Corp	Industrials	9,641	265,429	2.15
Mitsui & Co Ltd	Industrials	14,062	216,722	1.75
Tokio Marine Holdings Inc	Financials	4,429	211,418	1.71
Kao Corp	Consumer Staples	2,784	206,973	1.68
Astellas Pharma Inc	Health Care	15,281	195,242	1.58
Daiichi Sankyo Co Ltd	Health Care	5,821	186,321	1.51
Recruit Holdings Co Ltd	Industrials	7,568	183,692	1.49
Sumitomo Dainippon Pharma Co Ltd	Health Care	5,480	174,597	1.41
Yamato Holdings Co Ltd	Industrials	6,324	174,350	1.41
Marubeni Corp	Industrials	24,735	174,178	1.41
Eisai Co Ltd	Health Care	2,228	172,711	1.40
Aeon Co Ltd	Consumer Staples	8,609	168,693	1.37
KDDI Corp	Communication Services	6,930	165,786	1.34
NTT DOCOMO Inc	Communication Services	7,317	164,929	1.34
Terumo Corp	Health Care	2,873	163,016	1.32
Secom Co Ltd	Industrials	1,942	161,394	1.31
Kikkoman Corp	Consumer Staples	2,969	159,960	1.30
Seven & i Holdings Co Ltd	Consumer Staples	3,618	157,773	1.28
Central Japan Railway Co	Industrials	736	155,523	1.26
Fast Retailing Co Ltd	Consumer Discretionary	297	152,403	1.23
Tokyo Electric Power Co Holdings Inc	Utilities	25,540	152,043	1.23
Keio Corp	Industrials	2,593	151,071	1.22
Nissan Chemical Corp	Materials	2,827	148,458	1.20
ITOCHU Corp	Industrials	8,590	146,213	1.18
Shionogi & Co Ltd	Health Care	2,536	145,003	1.17
MonotaRO Co Ltd	Industrials	5,773	143,039	1.16
Shiseido Co Ltd	Consumer Staples	2,214	139,098	1.13
Chugai Pharmaceutical Co Ltd	Health Care	2,343	136,264	1.10
JXTG Holdings Inc	Energy	25,876	136,043	1.10
Daikin Industries Ltd	Industrials	1,173	125,066	1.01
Sumitomo Mitsui Trust Holdings Inc	Financials	3,409	125,012	1.01
Yamaha Corp	Consumer Discretionary	2,904	123,894	1.00
Anritsu Corp	Information Technology	8,390	116,716	0.95
Ono Pharmaceutical Co Ltd	Health Care	5,691	116,477	0.94
Sony Financial Holdings Inc	Financials	6,176	115,696	0.94
Obic Co Ltd	Information Technology	1,450	112,257	0.91

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Fancl Corp	Consumer Staples	4,307	$110,206	0.89%
SBI Holdings Inc/Japan	Financials	5,484	107,943	0.87
Oriental Land Co Ltd/Japan	Consumer Discretionary	1,065	107,353	0.87
Sojitz Corp	Industrials	30,423	105,949	0.86
IHI Corp	Industrials	3,725	102,888	0.83
Chugoku Electric Power Co Inc/The	Utilities	7,780	101,283	0.82
Japan Post Insurance Co Ltd	Financials	4,276	99,293	0.80
Japan Post Holdings Co Ltd	Financials	8,570	98,829	0.80
Kansai Electric Power Co Inc/The	Utilities	6,499	97,758	0.79
Chubu Electric Power Co Inc	Utilities	6,812	97,033	0.79
Nisshin Seifun Group Inc	Consumer Staples	4,597	95,169	0.77
Toyo Seikan Group Holdings Ltd	Materials	4,024	92,520	0.75
Unicharm Corp	Consumer Staples	2,814	91,295	0.74
Sumitomo Corp	Industrials	6,331	90,122	0.73
Nippon Suisan Kaisha Ltd	Consumer Staples	15,969	89,391	0.72
Welcia Holdings Co Ltd	Consumer Staples	1,962	88,703	0.72
Sompo Holdings Inc	Financials	2,589	88,075	0.71
Marui Group Co Ltd	Consumer Discretionary	4,509	87,673	0.71
Asahi Intecc Co Ltd	Health Care	2,060	87,155	0.71
Hakuhodo DY Holdings Inc	Communication Services	5,933	85,194	0.69
Idemitsu Kosan Co Ltd	Energy	2,588	85,170	0.69
Suzuken Co Ltd/Aichi Japan	Health Care	1,669	85,044	0.69
Skylark Holdings Co Ltd	Consumer Discretionary	5,300	83,839	0.68
Kakaku.com Inc	Communication Services	4,730	83,750	0.68
Sumitomo Realty & Development Co Ltd	Real Estate	2,275	83,509	0.68
FUJIFILM Holdings Corp	Information Technology	2,141	83,358	0.67
Tokyu Corp	Industrials	5,079	83,116	0.67
Otsuka Holdings Co Ltd	Health Care	2,023	82,873	0.67
Dai-ichi Life Holdings Inc	Financials	5,181	81,151	0.66
Tokai Carbon Co Ltd	Materials	7,085	80,614	0.65
Pigeon Corp	Consumer Staples	1,853	79,388	0.64
Taisho Pharmaceutical Holdings Co Ltd	Health Care	764	76,842	0.62
Konica Minolta Inc	Information Technology	8,257	74,750	0.61
Capcom Co Ltd	Communication Services	3,742	74,090	0.60
NTT Data Corp	Information Technology	6,721	73,831	0.60
Sankyo Co Ltd	Consumer Discretionary	1,924	73,328	0.59
Alfresa Holdings Corp	Health Care	2,859	73,047	0.59
Rohto Pharmaceutical Co Ltd	Health Care	2,653	72,547	0.59
Dai Nippon Printing Co Ltd	Industrials	3,383	70,847	0.57
JGC Corp	Industrials	4,997	70,475	0.57
Rengo Co Ltd	Materials	8,895	70,390	0.57
Park24 Co Ltd	Industrials	3,192	70,213	0.57
Shimadzu Corp	Information Technology	3,535	70,068	0.57
Showa Denko KK	Materials	2,300	68,570	0.56
Ricoh Co Ltd	Information Technology	6,933	68,070	0.55
Yokogawa Electric Corp	Information Technology	3,909	67,740	0.55
Ito En Ltd	Consumer Staples	1,441	64,702	0.52
Odakyu Electric Railway Co Ltd	Industrials	2,934	64,649	0.52
Matsui Securities Co Ltd	Financials	6,044	63,637	0.52
Taiyo Nippon Sanso Corp	Materials	3,823	62,591	0.51
Toho Gas Co Ltd	Utilities	1,475	62,325	0.50
TDK Corp	Information Technology	884	62,247	0.50
TIS Inc	Information Technology	1,553	61,221	0.50
GMO Payment Gateway Inc	Information Technology	1,434	61,188	0.50
Sankyu Inc	Industrials	1,345	61,020	0.49
T&D Holdings Inc	Financials	5,198	60,611	0.49
Medipal Holdings Corp	Health Care	2,817	60,481	0.49
Fuji Media Holdings Inc	Communication Services	4,321	59,597	0.48
NET One Systems Co Ltd	Information Technology	3,279	57,819	0.47

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Mitsui E&S Holdings Co Ltd	Industrials	6,103	$57,304	0.46%
TechnoPro Holdings Inc	Industrials	1,359	56,060	0.45
Hikari Tsushin Inc	Consumer Discretionary	354	55,400	0.45
NGK Spark Plug Co Ltd	Consumer Discretionary	2,723	54,415	0.44
Keihan Holdings Co Ltd	Industrials	1,330	54,241	0.44
Asics Corp	Consumer Discretionary	4,022	51,521	0.42
CyberAgent Inc	Communication Services	1,324	51,226	0.41
Tokyo Century Corp	Financials	1,145	50,407	0.41
M3 Inc	Health Care	3,617	48,606	0.39
PeptiDream Inc	Health Care	1,212	47,934	0.39
Inpex Corp	Energy	5,243	46,925	0.38
Tohoku Electric Power Co Inc	Utilities	3,448	45,583	0.37
Takara Holdings Inc	Consumer Staples	3,735	45,561	0.37
Tokyo Gas Co Ltd	Utilities	1,681	42,676	0.35
Hitachi Capital Corp	Financials	1,952	41,173	0.33
Pilot Corp	Industrials	834	40,513	0.33
Kyowa Exeo Corp	Industrials	1,615	37,953	0.31
Hokuriku Electric Power Co	Utilities	4,244	37,102	0.30
Maruichi Steel Tube Ltd	Materials	1,156	36,517	0.30
Oji Holdings Corp	Materials	7,073	36,432	0.30
Toho Holdings Co Ltd	Health Care	1,457	35,715	0.29
Hisamitsu Pharmaceutical Co Inc	Health Care	597	33,046	0.27
Ezaki Glico Co Ltd	Consumer Staples	643	32,729	0.27
Yoshinoya Holdings Co Ltd	Consumer Discretionary	1,984	32,698	0.26
Zensho Holdings Co Ltd	Consumer Discretionary	1,338	32,448	0.26
Casio Computer Co Ltd	Consumer Discretionary	2,662	31,650	0.26
Maruha Nichiro Corp	Consumer Staples	882	29,696	0.24
Sanrio Co Ltd	Consumer Discretionary	1,440	28,225	0.23
Keisei Electric Railway Co Ltd	Industrials	890	27,914	0.23
Kyushu Electric Power Co Inc	Utilities	2,181	26,026	0.21
Nihon M&A Center Inc	Industrials	1,287	26,001	0.21
Central Glass Co Ltd	Industrials	1,297	25,616	0.21
Sotetsu Holdings Inc	Industrials	858	25,590	0.21
Cosmo Energy Holdings Co Ltd	Energy	1,234	25,467	0.21
Ain Holdings Inc	Consumer Staples	336	24,113	0.20
Sumitomo Mitsui Construction Co Ltd	Industrials	3,903	23,771	0.19
Iwatani Corp	Industrials	563	18,837	0.15
Daiichikosho Co Ltd	Communication Services	391	18,526	0.15
K’s Holdings Corp	Consumer Discretionary	1,765	17,378	0.14
Aica Kogyo Co Ltd	Industrials	481	16,123	0.13
Nihon Kohden Corp	Health Care	461	15,006	0.12
Colowide Co Ltd	Consumer Discretionary	633	13,251	0.11
Sega Sammy Holdings Inc	Consumer Discretionary	917	12,847	0.10
KYORIN Holdings Inc	Health Care	564	12,347	0.10
Fuji Oil Holdings Inc	Consumer Staples	385	12,304	0.10
Taiyo Yuden Co Ltd	Information Technology	763	11,378	0.09
Miura Co Ltd	Industrials	379	8,664	0.07
Mochida Pharmaceutical Co Ltd	Health Care	90	7,383	0.06
Mitsubishi UFJ Lease & Finance Co Ltd	Financials	821	3,952	0.03
Sangetsu Corp	Consumer Discretionary	108	1,959	0.02

A basket (DBGSQUJP) of common stocks

Common Stocks	Sector	Shares	Value	Weight
Hoya Corp	Health Care	14,433	$870,373	2.70%
Nippon Telegraph & Telephone Corp	Communication Services	19,892	812,780	2.52
Astellas Pharma Inc	Health Care	47,018	600,749	1.86
Tokio Marine Holdings Inc	Financials	11,025	526,257	1.63
Daikin Industries Ltd	Industrials	4,854	517,562	1.60

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Sumitomo Mitsui Financial Group Inc	Financials	15,293	$508,175	1.57%
Recruit Holdings Co Ltd	Industrials	18,813	456,655	1.42
FUJIFILM Holdings Corp	Information Technology	11,664	454,067	1.41
Resona Holdings Inc	Financials	91,407	440,572	1.37
Seven & i Holdings Co Ltd	Consumer Staples	9,713	423,535	1.31
Shionogi & Co Ltd	Health Care	7,339	419,566	1.30
Canon Inc	Information Technology	14,629	400,223	1.24
Panasonic Corp	Consumer Discretionary	43,589	393,652	1.22
CyberAgent Inc	Communication Services	10,038	388,489	1.20
Dai-ichi Life Holdings Inc	Financials	24,695	386,774	1.20
East Japan Railway Co	Industrials	4,324	382,844	1.19
LINE Corp	Communication Services	10,615	365,316	1.13
Fujitsu Ltd	Information Technology	5,827	363,722	1.13
Mitsubishi Heavy Industries Ltd	Industrials	10,030	361,723	1.12
Japan Airlines Co Ltd	Industrials	10,132	359,407	1.11
NTT DOCOMO Inc	Communication Services	15,945	359,403	1.11
Kyushu Railway Co	Industrials	10,169	344,403	1.07
Japan Exchange Group Inc	Financials	21,097	342,168	1.06
Aozora Bank Ltd	Financials	11,132	332,380	1.03
Suzuki Motor Corp	Consumer Discretionary	6,468	328,277	1.02
Bridgestone Corp	Consumer Discretionary	8,141	314,386	0.97
Mitsubishi Estate Co Ltd	Real Estate	19,603	309,080	0.96
Sompo Holdings Inc	Financials	8,939	304,129	0.94
MEIJI Holdings Co Ltd	Consumer Staples	3,718	303,706	0.94
Sumitomo Dainippon Pharma Co Ltd	Health Care	9,367	298,453	0.92
Yakult Honsha Co Ltd	Consumer Staples	4,167	293,282	0.91
LIXIL Group Corp	Industrials	23,292	289,207	0.90
Yamaha Corp	Consumer Discretionary	6,514	277,914	0.86
Nitori Holdings Co Ltd	Consumer Discretionary	2,213	276,980	0.86
ANA Holdings Inc	Industrials	7,629	274,111	0.85
Unicharm Corp	Consumer Staples	8,325	270,114	0.84
Nabtesco Corp	Industrials	12,280	268,246	0.83
Capcom Co Ltd	Communication Services	13,211	261,601	0.81
ORIX Corp	Financials	17,708	259,186	0.80
Denso Corp	Consumer Discretionary	5,723	255,301	0.79
Mazda Motor Corp	Consumer Discretionary	24,620	254,746	0.79
Alps Alpine Co Ltd	Information Technology	12,691	247,015	0.77
Mitsubishi Motors Corp	Consumer Discretionary	44,119	242,135	0.75
Nitto Denko Corp	Materials	4,576	231,246	0.72
Calbee Inc	Consumer Staples	7,248	227,301	0.70
Hikari Tsushin Inc	Consumer Discretionary	1,400	219,169	0.68
Nissin Foods Holdings Co Ltd	Consumer Staples	3,476	218,666	0.68
SG Holdings Co Ltd	Industrials	8,345	217,899	0.68
GungHo Online Entertainment Inc	Communication Services	119,182	217,305	0.67
Nikon Corp	Consumer Discretionary	14,544	216,782	0.67
Lion Corp	Consumer Staples	10,398	215,185	0.67
SBI Holdings Inc/Japan	Financials	10,810	212,763	0.66
Sumitomo Corp	Industrials	14,912	212,279	0.66
Ryohin Keikaku Co Ltd	Consumer Discretionary	876	212,135	0.66
Casio Computer Co Ltd	Consumer Discretionary	17,516	208,231	0.65
Eisai Co Ltd	Health Care	2,638	204,452	0.63
NOK Corp	Consumer Discretionary	14,402	201,677	0.63
MISUMI Group Inc	Industrials	9,444	199,667	0.62
Sumitomo Chemical Co Ltd	Materials	41,054	199,487	0.62
Kajima Corp	Industrials	14,575	196,382	0.61
Sumitomo Realty & Development Co Ltd	Real Estate	5,347	196,262	0.61
Sojitz Corp	Industrials	56,229	195,817	0.61
Konica Minolta Inc	Information Technology	21,630	195,813	0.61
Japan Airport Terminal Co Ltd	Industrials	5,617	195,112	0.60

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Trend Micro Inc/Japan	Information Technology	3,557	$193,617	0.60%
Asahi Kasei Corp	Materials	18,784	193,509	0.60
Hoshizaki Corp	Industrials	3,138	191,079	0.59
Tohoku Electric Power Co Inc	Utilities	14,240	188,234	0.58
Bandai Namco Holdings Inc	Consumer Discretionary	4,166	187,070	0.58
Tokyo Electron Ltd	Information Technology	1,639	187,007	0.58
Obayashi Corp	Industrials	20,502	185,790	0.58
Leopalace21 Corp	Real Estate	46,691	185,587	0.58
Ricoh Co Ltd	Information Technology	18,153	178,233	0.55
Isetan Mitsukoshi Holdings Ltd	Consumer Discretionary	15,988	177,090	0.55
Taiheiyo Cement Corp	Materials	5,682	175,858	0.54
DMG Mori Co Ltd	Industrials	15,348	173,643	0.54
Sumitomo Heavy Industries Ltd	Industrials	5,799	173,151	0.54
Disco Corp	Information Technology	1,473	172,553	0.53
Sysmex Corp	Health Care	3,458	166,334	0.52
Coca-Cola Bottlers Japan Holdings Inc	Consumer Staples	5,545	166,062	0.51
Toyo Suisan Kaisha Ltd	Consumer Staples	4,654	162,722	0.50
Hulic Co Ltd	Real Estate	17,600	158,049	0.49
Topcon Corp	Information Technology	11,808	157,486	0.49
Daito Trust Construction Co Ltd	Real Estate	1,146	156,938	0.49
Isuzu Motors Ltd	Consumer Discretionary	11,104	156,753	0.49
Tokyo Gas Co Ltd	Utilities	6,139	155,889	0.48
Skylark Holdings Co Ltd	Consumer Discretionary	9,819	155,303	0.48
NOF Corp	Materials	4,421	151,350	0.47
Nissan Chemical Corp	Materials	2,841	149,181	0.46
Sekisui Chemical Co Ltd	Consumer Discretionary	9,966	148,193	0.46
Zenkoku Hosho Co Ltd	Financials	4,650	146,046	0.45
Oracle Corp Japan	Information Technology	2,249	143,511	0.44
MonotaRO Co Ltd	Industrials	5,645	139,888	0.43
NH Foods Ltd	Consumer Staples	3,616	136,330	0.42
Omron Corp	Information Technology	3,717	135,534	0.42
Yamada Denki Co Ltd	Consumer Discretionary	28,046	134,744	0.42
Matsui Securities Co Ltd	Financials	12,743	134,182	0.42
Asics Corp	Consumer Discretionary	10,396	133,161	0.41
Acom Co Ltd	Financials	38,932	127,422	0.39
Sony Financial Holdings Inc	Financials	6,707	125,648	0.39
Suntory Beverage & Food Ltd	Consumer Staples	2,767	125,119	0.39
Tadano Ltd	Industrials	13,662	124,424	0.39
Nippon Paint Holdings Co Ltd	Materials	3,548	121,619	0.38
Relo Group Inc	Real Estate	5,132	120,370	0.37
Taiyo Nippon Sanso Corp	Materials	7,262	118,900	0.37
Toyo Seikan Group Holdings Ltd	Materials	5,115	117,601	0.36
Inpex Corp	Energy	13,063	116,915	0.36
Tokuyama Corp	Materials	5,296	116,896	0.36
Ezaki Glico Co Ltd	Consumer Staples	2,200	111,910	0.35
Ube Industries Ltd	Materials	5,439	110,772	0.34
AGC Inc/Japan	Industrials	3,501	109,471	0.34
OSG Corp	Industrials	5,622	109,230	0.34
Nippon Yusen KK	Industrials	6,974	107,508	0.33
Mitsui Mining & Smelting Co Ltd	Materials	5,171	107,341	0.33
Park24 Co Ltd	Industrials	4,829	106,234	0.33
Yamaha Motor Co Ltd	Consumer Discretionary	5,301	104,347	0.32
Aica Kogyo Co Ltd	Industrials	3,098	103,926	0.32
Tokyo Century Corp	Financials	2,348	103,390	0.32
AEON Financial Service Co Ltd	Financials	5,710	101,724	0.32
SCSK Corp	Information Technology	2,823	100,123	0.31
Toho Gas Co Ltd	Utilities	2,367	100,034	0.31
Advantest Corp	Information Technology	4,839	98,995	0.31
Kyowa Exeo Corp	Industrials	4,058	95,375	0.30

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
H2O Retailing Corp	Consumer Discretionary	6,532	$93,023	0.29%
Air Water Inc	Materials	6,035	91,603	0.28
Cosmo Energy Holdings Co Ltd	Energy	4,332	89,403	0.28
Sanwa Holdings Corp	Industrials	7,525	85,689	0.27
Azbil Corp	Information Technology	4,329	85,643	0.27
Keikyu Corp	Industrials	5,195	85,108	0.26
Nihon Kohden Corp	Health Care	2,508	81,637	0.25
Morinaga & Co Ltd/Japan	Consumer Staples	1,861	80,244	0.25
Kobe Steel Ltd	Materials	11,506	80,138	0.25
Izumi Co Ltd	Consumer Discretionary	1,694	78,905	0.24
Electric Power Development Co Ltd	Utilities	3,311	78,664	0.24
Stanley Electric Co Ltd	Consumer Discretionary	2,744	77,293	0.24
Rinnai Corp	Consumer Discretionary	1,165	76,884	0.24
Osaka Gas Co Ltd	Utilities	4,180	76,552	0.24
Lawson Inc	Consumer Staples	1,208	76,516	0.24
JTEKT Corp	Industrials	6,796	75,955	0.24
Cosmos Pharmaceutical Corp	Consumer Staples	424	70,875	0.22
MINEBEA MITSUMI Inc	Industrials	4,788	69,410	0.22
Zeon Corp	Materials	7,472	68,532	0.21
Zensho Holdings Co Ltd	Consumer Discretionary	2,737	66,364	0.21
Oki Electric Industry Co Ltd	Information Technology	5,454	64,592	0.20
K’s Holdings Corp	Consumer Discretionary	6,410	63,114	0.20
Nishimatsu Construction Co Ltd	Industrials	2,760	62,974	0.20
Meitec Corp	Industrials	1,546	62,916	0.19
GS Yuasa Corp	Industrials	3,038	62,260	0.19
Kinden Corp	Industrials	3,734	60,452	0.19
USS Co Ltd	Consumer Discretionary	3,534	59,564	0.18
Kaneka Corp	Materials	1,617	58,069	0.18
TIS Inc	Information Technology	1,466	57,796	0.18
Sumitomo Bakelite Co Ltd	Materials	1,642	56,900	0.18
Takashimaya Co Ltd	Consumer Discretionary	4,407	56,403	0.17
Seino Holdings Co Ltd	Industrials	4,146	54,509	0.17
Keihan Holdings Co Ltd	Industrials	1,283	52,358	0.16
Otsuka Corp	Information Technology	1,812	49,899	0.15
Amano Corp	Information Technology	2,556	49,585	0.15
Mitsui E&S Holdings Co Ltd	Industrials	5,220	49,018	0.15
Sanrio Co Ltd	Consumer Discretionary	2,365	46,349	0.14
Lintec Corp	Materials	2,123	45,769	0.14
Welcia Holdings Co Ltd	Consumer Staples	983	44,438	0.14
Maeda Corp	Industrials	4,519	42,311	0.13
Sotetsu Holdings Inc	Industrials	1,390	41,439	0.13
TechnoPro Holdings Inc	Industrials	942	38,841	0.12
Maeda Road Construction Co Ltd	Industrials	1,836	38,205	0.12
Toyota Boshoku Corp	Consumer Discretionary	2,532	37,876	0.12
Daiichikosho Co Ltd	Communication Services	754	35,735	0.11
Wacoal Holdings Corp	Consumer Discretionary	1,345	34,857	0.11
Sumitomo Osaka Cement Co Ltd	Materials	833	34,261	0.11
Yoshinoya Holdings Co Ltd	Consumer Discretionary	2,041	33,640	0.10
Persol Holdings Co Ltd	Industrials	2,251	33,571	0.10
Okumura Corp	Industrials	1,146	33,447	0.10
TS Tech Co Ltd	Consumer Discretionary	1,190	32,762	0.10
Colowide Co Ltd	Consumer Discretionary	1,510	31,613	0.10
Teijin Ltd	Materials	1,918	30,716	0.10
Nihon Parkerizing Co Ltd	Materials	2,636	30,565	0.09
Sangetsu Corp	Consumer Discretionary	1,506	27,395	0.08
NHK Spring Co Ltd	Consumer Discretionary	3,068	26,992	0.08
Aoyama Trading Co Ltd	Consumer Discretionary	1,104	26,529	0.08
Hitachi Chemical Co Ltd	Materials	1,560	23,607	0.07
Shimachu Co Ltd	Consumer Discretionary	836	22,560	0.07

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Toagosei Co Ltd	Materials	1,699	$18,778	0.06%
Canon Marketing Japan Inc	Consumer Discretionary	981	17,522	0.05
Valor Holdings Co Ltd	Consumer Staples	704	16,987	0.05
Toyoda Gosei Co Ltd	Consumer Discretionary	773	15,337	0.05
Iwatani Corp	Industrials	454	15,184	0.05
Kokuyo Co Ltd	Industrials	979	14,322	0.04

A basket (DBGSVAJP) of common stocks

Common Stocks	Sector	Shares	Value	Weight
Nippon Telegraph & Telephone Corp	Communication Services	33,782	$1,380,334	4.11%
Sumitomo Mitsui Financial Group Inc	Financials	32,819	1,090,581	3.25
Sony Corp	Consumer Discretionary	21,229	1,030,786	3.07
Honda Motor Co Ltd	Consumer Discretionary	35,620	939,941	2.80
Mizuho Financial Group Inc	Financials	569,668	884,467	2.63
Mitsubishi UFJ Financial Group Inc	Financials	164,243	805,417	2.40
Mitsubishi Corp	Industrials	24,822	683,392	2.03
Hitachi Ltd	Information Technology	23,010	615,793	1.83
ITOCHU Corp	Industrials	31,873	542,499	1.61
Dai-ichi Life Holdings Inc	Financials	33,344	522,238	1.55
Mazda Motor Corp	Consumer Discretionary	49,277	509,882	1.52
KDDI Corp	Communication Services	21,270	508,815	1.51
ORIX Corp	Financials	34,533	505,449	1.50
Sumitomo Corp	Industrials	34,279	487,987	1.45
Central Japan Railway Co	Industrials	2,293	484,284	1.44
Mitsui & Co Ltd	Industrials	31,316	482,622	1.44
Marubeni Corp	Industrials	64,884	456,893	1.36
Mitsubishi Heavy Industries Ltd	Industrials	12,560	452,987	1.35
FUJIFILM Holdings Corp	Information Technology	11,349	441,788	1.31
Suzuki Motor Corp	Consumer Discretionary	8,549	433,891	1.29
Astellas Pharma Inc	Health Care	33,237	424,671	1.26
Asahi Group Holdings Ltd	Consumer Staples	9,980	388,403	1.16
Ricoh Co Ltd	Information Technology	38,252	375,584	1.12
Tokyo Electric Power Co Holdings Inc	Utilities	62,779	373,731	1.11
Sojitz Corp	Industrials	106,009	369,176	1.10
Resona Holdings Inc	Financials	73,055	352,117	1.05
Isuzu Motors Ltd	Consumer Discretionary	24,894	351,436	1.05
Aisin Seiki Co Ltd	Consumer Discretionary	9,922	345,549	1.03
Fujitsu Ltd	Information Technology	5,431	339,014	1.01
Toyota Tsusho Corp	Industrials	11,047	326,814	0.97
Takeda Pharmaceutical Co Ltd	Health Care	9,456	319,396	0.95
Nikon Corp	Consumer Discretionary	21,269	317,029	0.94
Mitsubishi Chemical Holdings Corp	Materials	38,681	293,610	0.87
Sumitomo Dainippon Pharma Co Ltd	Health Care	9,044	288,149	0.86
Brother Industries Ltd	Information Technology	18,216	270,864	0.81
Ajinomoto Co Inc	Consumer Staples	15,156	270,396	0.80
Nippon Electric Glass Co Ltd	Information Technology	10,592	260,048	0.77
Denso Corp	Consumer Discretionary	5,778	257,755	0.77
Konica Minolta Inc	Information Technology	28,398	257,079	0.77
Yamada Denki Co Ltd	Consumer Discretionary	53,342	256,278	0.76
Kirin Holdings Co Ltd	Consumer Staples	12,186	255,349	0.76
Sumitomo Chemical Co Ltd	Materials	52,098	253,151	0.75
Fuji Electric Co Ltd	Industrials	8,283	245,052	0.73
K’s Holdings Corp	Consumer Discretionary	24,606	242,269	0.72
Aeon Co Ltd	Consumer Staples	12,351	242,033	0.72
Kajima Corp	Industrials	17,841	240,395	0.72
JXTG Holdings Inc	Energy	44,368	233,264	0.69
Medipal Holdings Corp	Health Care	10,709	229,917	0.68
Alps Alpine Co Ltd	Information Technology	11,303	220,007	0.65

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Shinsei Bank Ltd	Financials	17,812	$212,561	0.63%
NTT Data Corp	Information Technology	19,103	209,859	0.62
Suzuken Co Ltd/Aichi Japan	Health Care	4,058	206,801	0.62
Kyocera Corp	Information Technology	4,072	204,488	0.61
Shionogi & Co Ltd	Health Care	3,444	196,887	0.59
Mitsui Mining & Smelting Co Ltd	Materials	9,484	196,874	0.59
JFE Holdings Inc	Materials	12,030	192,690	0.57
Sumitomo Rubber Industries Ltd	Consumer Discretionary	16,234	192,394	0.57
LIXIL Group Corp	Industrials	15,305	190,043	0.57
Yokohama Rubber Co Ltd/The	Consumer Discretionary	10,078	189,734	0.56
Oji Holdings Corp	Materials	36,661	188,837	0.56
Taisei Corp	Industrials	4,393	188,431	0.56
Asahi Kasei Corp	Materials	18,178	187,263	0.56
Mitsui E&S Holdings Co Ltd	Industrials	19,904	186,899	0.56
Obayashi Corp	Industrials	20,583	186,523	0.56
Teijin Ltd	Materials	11,413	182,807	0.54
Rakuten Inc	Consumer Discretionary	26,784	179,718	0.53
DMG Mori Co Ltd	Industrials	15,786	178,600	0.53
Sumitomo Heavy Industries Ltd	Industrials	5,852	174,728	0.52
Yamato Holdings Co Ltd	Industrials	6,218	171,433	0.51
Japan Steel Works Ltd/The	Industrials	10,441	168,575	0.50
SUMCO Corp	Information Technology	14,828	165,862	0.49
Osaka Gas Co Ltd	Utilities	8,994	164,734	0.49
Mitsubishi UFJ Lease & Finance Co Ltd	Financials	34,064	163,970	0.49
Tosoh Corp	Materials	12,539	163,701	0.49
Mitsubishi Gas Chemical Co Inc	Materials	10,800	162,956	0.48
Suntory Beverage & Food Ltd	Consumer Staples	3,485	157,573	0.47
Mitsubishi Tanabe Pharma Corp	Health Care	10,923	157,438	0.47
Alfresa Holdings Corp	Health Care	5,934	151,635	0.45
JTEKT Corp	Industrials	13,420	149,991	0.45
Matsumotokiyoshi Holdings Co Ltd	Consumer Staples	4,699	144,152	0.43
Kansai Electric Power Co Inc/The	Utilities	9,553	143,693	0.43
OKUMA Corp	Industrials	2,917	139,894	0.42
Mebuki Financial Group Inc	Financials	52,465	139,661	0.42
Ube Industries Ltd	Materials	6,606	134,544	0.40
Taiheiyo Cement Corp	Materials	4,136	128,006	0.38
Horiba Ltd	Information Technology	2,974	121,718	0.36
Maeda Corp	Industrials	12,906	120,832	0.36
Stanley Electric Co Ltd	Consumer Discretionary	4,276	120,447	0.36
Sundrug Co Ltd	Consumer Staples	3,939	117,592	0.35
Electric Power Development Co Ltd	Utilities	4,941	117,381	0.35
Sapporo Holdings Ltd	Consumer Staples	5,615	117,375	0.35
Nippon Suisan Kaisha Ltd	Consumer Staples	20,835	116,624	0.35
Persol Holdings Co Ltd	Industrials	7,622	113,686	0.34
Coca-Cola Bottlers Japan Holdings Inc	Consumer Staples	3,715	111,269	0.33
Tokyo Broadcasting System Holdings Inc	Communication Services	6,994	110,938	0.33
Seino Holdings Co Ltd	Industrials	8,339	109,631	0.33
Kamigumi Co Ltd	Industrials	5,268	108,352	0.32
Dai Nippon Printing Co Ltd	Industrials	5,067	106,114	0.32
Takara Holdings Inc	Consumer Staples	8,645	105,447	0.31
Sawai Pharmaceutical Co Ltd	Health Care	2,211	105,421	0.31
Hitachi High-Technologies Corp	Information Technology	3,267	102,893	0.31
NH Foods Ltd	Consumer Staples	2,713	102,266	0.30
Hakuhodo DY Holdings Inc	Communication Services	7,080	101,664	0.30
Nichirei Corp	Consumer Staples	3,261	89,929	0.27
Rengo Co Ltd	Materials	11,223	88,807	0.26
Kewpie Corp	Consumer Staples	3,858	86,428	0.26
Sankyu Inc	Industrials	1,903	86,290	0.26
Toyota Boshoku Corp	Consumer Discretionary	5,730	85,726	0.26

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Nippon Television Holdings Inc	Communication Services	5,809	$85,635	0.25%
Toyo Seikan Group Holdings Ltd	Materials	3,707	85,235	0.25
Taisho Pharmaceutical Holdings Co Ltd	Health Care	787	79,136	0.24
Tokuyama Corp	Materials	3,493	77,095	0.23
Toppan Printing Co Ltd	Industrials	5,195	76,588	0.23
Ain Holdings Inc	Consumer Staples	1,062	76,204	0.23
Aoyama Trading Co Ltd	Consumer Discretionary	3,120	74,957	0.22
Shimachu Co Ltd	Consumer Discretionary	2,758	74,426	0.22
TIS Inc	Information Technology	1,832	72,244	0.21
Glory Ltd	Industrials	3,199	72,149	0.21
Toho Holdings Co Ltd	Health Care	2,926	71,701	0.21
Nishi-Nippon Financial Holdings Inc	Financials	8,113	70,860	0.21
Isetan Mitsukoshi Holdings Ltd	Consumer Discretionary	6,325	70,063	0.21
Maruha Nichiro Corp	Consumer Staples	2,056	69,272	0.21
Furukawa Electric Co Ltd	Industrials	2,730	68,734	0.20
Cosmo Energy Holdings Co Ltd	Energy	3,281	67,720	0.20
Showa Denko KK	Materials	2,224	66,310	0.20
Welcia Holdings Co Ltd	Consumer Staples	1,458	65,950	0.20
Oki Electric Industry Co Ltd	Information Technology	5,512	65,277	0.19
Hokuhoku Financial Group Inc	Financials	5,681	64,174	0.19
Kinden Corp	Industrials	3,884	62,892	0.19
Megmilk Snow Brand Co Ltd	Consumer Staples	2,340	60,729	0.18
Fuji Oil Holdings Inc	Consumer Staples	1,887	60,398	0.18
GS Yuasa Corp	Industrials	2,873	58,876	0.18
Asics Corp	Consumer Discretionary	4,581	58,680	0.17
Tokai Rika Co Ltd	Consumer Discretionary	3,522	58,567	0.17
TS Tech Co Ltd	Consumer Discretionary	2,126	58,534	0.17
ADEKA Corp	Materials	3,931	57,089	0.17
Advantest Corp	Information Technology	2,735	55,961	0.17
Sumitomo Mitsui Construction Co Ltd	Industrials	9,173	55,862	0.17
Okumura Corp	Industrials	1,766	51,506	0.15
Zeon Corp	Materials	5,607	51,422	0.15
Sumitomo Bakelite Co Ltd	Materials	1,481	51,296	0.15
SCSK Corp	Information Technology	1,364	48,364	0.14
77 Bank Ltd/The	Financials	2,764	48,055	0.14
Citizen Watch Co Ltd	Information Technology	9,621	47,541	0.14
Kaken Pharmaceutical Co Ltd	Health Care	1,066	47,282	0.14
Tsuruha Holdings Inc	Consumer Staples	547	46,946	0.14
Morinaga & Co Ltd/Japan	Consumer Staples	996	42,969	0.13
Iwatani Corp	Industrials	1,235	41,309	0.12
House Foods Group Inc	Consumer Staples	1,119	38,528	0.11
KYORIN Holdings Inc	Health Care	1,754	38,394	0.11
Kissei Pharmaceutical Co Ltd	Health Care	1,414	36,098	0.11
Morinaga Milk Industry Co Ltd	Consumer Staples	1,234	34,637	0.10
Lintec Corp	Materials	1,545	33,302	0.10
Kyowa Exeo Corp	Industrials	1,366	32,094	0.10
Valor Holdings Co Ltd	Consumer Staples	1,295	31,228	0.09
TV Asahi Holdings Corp	Communication Services	1,704	30,668	0.09
Kyudenko Corp	Industrials	781	29,700	0.09
Kokuyo Co Ltd	Industrials	2,000	29,260	0.09
Duskin Co Ltd	Industrials	1,064	23,326	0.07
Nippon Light Metal Holdings Co Ltd	Materials	11,272	22,915	0.07
Maeda Road Construction Co Ltd	Industrials	1,019	21,193	0.06
Canon Marketing Japan Inc	Consumer Discretionary	1,062	18,978	0.06
Toagosei Co Ltd	Materials	1,659	18,333	0.05
Wacoal Holdings Corp	Consumer Discretionary	666	17,255	0.05
Nihon Kohden Corp	Health Care	529	17,208	0.05
Amano Corp	Information Technology	841	16,318	0.05
Colowide Co Ltd	Consumer Discretionary	763	15,969	0.05
Tadano Ltd	Industrials	1,557	14,185	0.04
Sangetsu Corp	Consumer Discretionary	294	5,343	0.02

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

A basket (JPBILBEU) of common stocks

Common Stocks	Sector	Shares	Value	Weight
Sanofi	Health Care	3,609	$312,966	3.11%
Unilever NV	Consumer Staples	5,348	290,679	2.89
L’Oreal SA	Consumer Staples	899	207,424	2.06
Danone SA	Consumer Staples	2,777	195,773	1.94
Koninklijke Ahold Delhaize NV	Consumer Staples	7,474	189,111	1.88
Iberdrola SA	Utilities	23,068	185,559	1.84
Pernod Ricard SA	Consumer Staples	1,078	177,115	1.76
Anheuser-Busch InBev SA/NV	Consumer Staples	2,678	177,111	1.76
Vonovia SE	Real Estate	3,324	150,857	1.50
Kerry Group PLC	Consumer Staples	1,517	150,435	1.49
Air Liquide SA	Materials	1,164	144,684	1.44
Deutsche Wohnen SE	Real Estate	3,140	143,978	1.43
Heineken NV	Consumer Staples	1,590	140,668	1.40
Hermes International	Consumer Discretionary	248	137,659	1.37
Colruyt SA	Consumer Staples	1,929	137,631	1.37
adidas AG	Consumer Discretionary	643	134,432	1.34
MAN SE	Industrials	1,283	132,538	1.32
Terna Rete Elettrica Nazionale SpA	Utilities	23,219	131,814	1.31
UCB SA	Health Care	1,572	128,479	1.28
Henkel AG & Co KGaA	Consumer Staples	1,162	127,067	1.26
Enel SpA	Utilities	21,966	126,994	1.26
SES SA	Communication Services	6,589	126,209	1.25
Beiersdorf AG	Consumer Staples	1,189	124,245	1.23
Munich Re	Financials	568	124,097	1.23
Enagas SA	Energy	4,558	123,350	1.23
Snam SpA	Energy	27,285	119,434	1.19
Eutelsat Communications SA	Communication Services	6,024	118,796	1.18
EssilorLuxottica SA	Consumer Discretionary	930	117,781	1.17
Dassault Systemes SE	Information Technology	987	117,371	1.17
Thales SA	Industrials	982	114,798	1.14
Proximus SADP	Communication Services	4,234	114,621	1.14
Wolters Kluwer NV	Industrials	1,936	114,620	1.14
Societe BIC SA	Industrials	1,119	114,352	1.14
LEG Immobilien AG	Real Estate	1,071	111,812	1.11
Orpea	Health Care	1,085	110,981	1.10
Endesa SA	Utilities	4,792	110,556	1.10
Amadeus IT Group SA	Information Technology	1,546	107,840	1.07
Recordati SpA	Health Care	3,093	107,383	1.07
Elisa OYJ	Communication Services	2,586	106,960	1.06
Sodexo SA	Consumer Discretionary	978	100,375	1.00
Symrise AG	Materials	1,308	96,671	0.96
Carl Zeiss Meditec AG	Health Care	1,222	95,631	0.95
Davide Campari-Milano SpA	Consumer Staples	11,198	94,788	0.94
Gecina SA	Real Estate	723	93,653	0.93
Aeroports de Paris	Industrials	489	92,814	0.92
Industria de Diseno Textil SA	Consumer Discretionary	3,561	91,226	0.91
Teleperformance	Industrials	565	90,480	0.90
Ipsen SA	Health Care	689	89,096	0.88
Fresenius Medical Care AG & Co KGaA	Health Care	1,339	86,959	0.86
Koninklijke KPN NV	Communication Services	29,186	85,642	0.85
Kesko OYJ	Consumer Staples	1,586	85,624	0.85
Publicis Groupe SA	Communication Services	1,481	85,008	0.84
TAG Immobilien AG	Real Estate	3,682	84,019	0.83
Fresenius SE & Co KGaA	Health Care	1,690	82,098	0.82
Fraport AG Frankfurt Airport Services Wo	Industrials	1,112	79,630	0.79
Viscofan SA	Consumer Staples	1,440	79,439	0.79
Covivio	Real Estate	812	78,411	0.78

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Merck KGaA	Health Care	753	$77,654	0.77%
Gerresheimer AG	Health Care	1,171	76,831	0.76
Neste Oyj	Energy	994	76,758	0.76
Rubis SCA	Utilities	1,409	75,719	0.75
Puma SE	Consumer Discretionary	155	75,651	0.75
Glanbia PLC	Consumer Staples	3,735	70,216	0.70
DiaSorin SpA	Health Care	842	68,217	0.68
SEB SA	Consumer Discretionary	515	66,579	0.66
Sampo Oyj	Financials	1,446	63,672	0.63
Klepierre SA	Real Estate	2,012	62,165	0.62
RTL Group SA	Communication Services	1,149	61,495	0.61
Telefonica Deutschland Holding AG	Communication Services	15,478	60,637	0.60
Verbund AG	Utilities	1,417	60,498	0.60
Alstom SA	Industrials	1,452	58,691	0.58
Michelin	Consumer Discretionary	589	58,484	0.58
Ingenico Group SA	Information Technology	1,028	58,380	0.58
Sartorius Stedim Biotech	Health Care	570	57,118	0.57
Ackermans & van Haaren NV	Financials	369	55,693	0.55
Software AG	Information Technology	1,535	55,573	0.55
QIAGEN NV	Health Care	1,549	52,687	0.52
Kone OYJ	Industrials	1,074	51,271	0.51
ICADE	Real Estate	666	50,737	0.50
Paddy Power Betfair PLC	Consumer Discretionary	617	50,639	0.50
GRENKE AG	Financials	595	50,578	0.50
Inmobiliaria Colonial Socimi SA	Real Estate	5,415	50,492	0.50
A2A SpA	Utilities	27,098	48,841	0.49
Hannover Rueck SE	Financials	358	48,364	0.48
Groupe Bruxelles Lambert SA	Financials	549	47,848	0.48
Axel Springer SE	Communication Services	840	47,533	0.47
Jeronimo Martins SGPS SA	Consumer Staples	3,992	47,307	0.47
Lagardere SCA	Communication Services	1,843	46,521	0.46
BioMerieux	Health Care	702	46,295	0.46
Dassault Aviation SA	Industrials	33	45,345	0.45
Ageas	Financials	987	44,462	0.44
Getlink SE	Industrials	3,296	44,318	0.44
Fortum OYJ	Utilities	1,999	43,755	0.43
Remy Cointreau SA	Consumer Staples	374	42,442	0.42
Amer Sports Oyj	Consumer Discretionary	950	41,788	0.42
Veolia Environnement SA	Utilities	1,991	40,978	0.41
Naturgy Energy Group SA	Utilities	1,551	39,561	0.39
Bechtle AG	Information Technology	506	39,347	0.39
Umicore SA	Materials	966	38,597	0.38
Iliad SA	Communication Services	261	36,668	0.36
ANDRITZ AG	Industrials	754	34,653	0.34
SCOR SE	Financials	760	34,311	0.34
Alten SA	Information Technology	402	33,506	0.33
Sofina SA	Financials	174	33,099	0.33
EDP — Energias de Portugal SA	Utilities	9,270	32,396	0.32
HOCHTIEF AG	Industrials	220	29,646	0.29
HUGO BOSS AG	Consumer Discretionary	469	28,957	0.29
Nokian Renkaat OYJ	Consumer Discretionary	936	28,780	0.29
Heineken Holding NV	Consumer Staples	322	27,222	0.27
Cofinimmo SA	Real Estate	214	26,612	0.26
Grifols SA	Health Care	978	25,666	0.25
MTU Aero Engines AG	Industrials	136	24,620	0.24
Eurofins Scientific SE	Health Care	65	24,473	0.24
Orion Oyj	Health Care	680	23,604	0.23
Ryanair Holdings PLC	Industrials	1,891	23,299	0.23
JCDecaux SA	Communication Services	809	22,746	0.23

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Eiffage SA	Industrials	245	$20,472	0.20%
Galapagos NV	Health Care	192	17,766	0.18
Suez	Utilities	1,234	16,306	0.16
Deutsche Lufthansa AG	Industrials	683	15,418	0.15
Altran Technologies SA	Information Technology	1,132	9,091	0.09

A basket (JPBILBUK) of common stocks

Common Stocks	Sector	Shares	Value	Weight
Diageo PLC	Consumer Staples	19,310	$688,638	6.28%
GlaxoSmithKline PLC	Health Care	35,760	680,372	6.21
AstraZeneca PLC	Health Care	8,909	667,610	6.09
British American Tobacco PLC	Consumer Staples	18,506	590,310	5.39
Unilever PLC	Consumer Staples	10,400	545,156	4.97
Reckitt Benckiser Group PLC	Consumer Staples	6,661	511,032	4.66
National Grid PLC	Utilities	43,549	424,624	3.87
RELX PLC	Industrials	18,710	385,891	3.52
Compass Group PLC	Consumer Discretionary	17,005	358,001	3.27
Imperial Brands PLC	Consumer Staples	11,117	337,162	3.08
BT Group PLC	Communication Services	79,264	240,798	2.20
Severn Trent PLC	Utilities	9,440	218,669	2.00
Direct Line Insurance Group PLC	Financials	51,993	211,420	1.93
United Utilities Group PLC	Utilities	21,920	205,895	1.88
Smith & Nephew PLC	Health Care	10,385	193,984	1.77
Fresnillo PLC	Materials	16,968	186,189	1.70
Polymetal International PLC	Materials	16,471	172,747	1.58
BAE Systems PLC	Industrials	29,472	172,671	1.58
Hiscox Ltd	Financials	7,672	158,676	1.45
Centamin PLC	Materials	105,442	146,374	1.34
Next PLC	Consumer Discretionary	2,828	144,025	1.31
Carnival PLC	Consumer Discretionary	2,997	143,875	1.31
Royal Mail PLC	Industrials	41,312	143,422	1.31
SSE PLC	Utilities	10,075	139,027	1.27
Informa PLC	Communication Services	17,075	137,291	1.25
Pennon Group PLC	Utilities	15,386	136,005	1.24
Bunzl PLC	Industrials	4,485	135,561	1.24
Admiral Group PLC	Financials	4,508	117,751	1.07
Tate & Lyle PLC	Consumer Staples	13,800	116,207	1.06
Rentokil Initial PLC	Industrials	25,171	108,293	0.99
IG Group Holdings PLC	Financials	14,100	102,545	0.94
Greene King PLC	Consumer Discretionary	14,526	97,859	0.89
Centrica PLC	Utilities	53,701	92,429	0.84
Kingfisher PLC	Consumer Discretionary	32,521	86,101	0.79
BTG PLC	Health Care	7,767	82,256	0.75
William Hill PLC	Consumer Discretionary	41,535	82,140	0.75
NMC Health PLC	Health Care	2,216	77,349	0.71
Merlin Entertainments PLC	Consumer Discretionary	18,471	74,826	0.68
Moneysupermarket.com Group PLC	Consumer Discretionary	19,163	67,358	0.61
Playtech Plc	Consumer Discretionary	13,539	66,508	0.61
Dechra Pharmaceuticals PLC	Health Care	2,414	63,764	0.58
Phoenix Group Holdings PLC	Financials	8,865	63,725	0.58
Domino’s Pizza Group PLC	Consumer Discretionary	20,740	61,683	0.56
Sage Group PLC/The	Information Technology	7,988	61,291	0.56
Croda International PLC	Materials	1,019	60,934	0.56
Lancashire Holdings Ltd	Financials	7,881	60,836	0.56
Paddy Power Betfair PLC	Consumer Discretionary	681	55,593	0.51
Mediclinic International PLC	Health Care	13,114	53,962	0.49
WH Smith PLC	Consumer Discretionary	2,309	50,665	0.46
HomeServe PLC	Industrials	4,415	48,754	0.44

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
UDG Healthcare PLC	Health Care	6,217	$47,357	0.43%
Plus500 Ltd	Financials	2,619	45,782	0.42
Greggs PLC	Consumer Discretionary	2,826	45,653	0.42
Britvic PLC	Consumer Staples	4,362	44,499	0.41
Dairy Crest Group PLC	Consumer Staples	8,246	44,418	0.41
Shaftesbury PLC	Real Estate	4,004	42,423	0.39
Superdry PLC	Consumer Discretionary	7,107	42,421	0.39
J D Wetherspoon PLC	Consumer Discretionary	2,942	41,777	0.38
Coats Group PLC	Consumer Discretionary	39,243	40,809	0.37
888 Holdings PLC	Consumer Discretionary	17,716	39,557	0.36
Go-Ahead Group PLC/The	Industrials	1,951	38,044	0.35
Dunelm Group PLC	Consumer Discretionary	5,492	37,910	0.35
Inmarsat PLC	Communication Services	7,530	36,442	0.33
Cobham PLC	Industrials	25,649	31,979	0.29
Computacenter PLC	Information Technology	2,382	30,573	0.28
Diploma PLC	Industrials	1,959	30,246	0.28
Ultra Electronics Holdings PLC	Industrials	1,714	28,423	0.26
Games Workshop Group PLC	Consumer Discretionary	733	28,415	0.26
Hill & Smith Holdings PLC	Materials	1,829	28,005	0.26
Assura PLC	Real Estate	40,755	27,457	0.25
Synthomer PLC	Materials	5,910	26,948	0.25
JD Sports Fashion PLC	Consumer Discretionary	5,669	25,231	0.23
QinetiQ Group PLC	Industrials	6,836	24,980	0.23
LondonMetric Property PLC	Real Estate	11,163	24,783	0.23
UNITE Group PLC/The	Real Estate	2,284	23,491	0.21
Primary Health Properties PLC	Real Estate	15,281	21,641	0.20
National Express Group PLC	Industrials	3,998	19,079	0.17
UK Commercial Property REIT Ltd	Real Estate	16,712	17,740	0.16
Greencore Group PLC	Consumer Staples	7,776	17,680	0.16
Big Yellow Group PLC	Real Estate	1,561	17,395	0.16
Renewables Infrastructure Group Ltd/The	Utilities	10,584	15,287	0.14
Telecom Plus PLC	Utilities	726	13,258	0.12
Millennium & Copthorne Hotels PLC	Consumer Discretionary	2,219	13,236	0.12
TalkTalk Telecom Group PLC	Communication Services	8,813	12,808	0.12
Cranswick PLC	Consumer Staples	380	12,770	0.12
AG Barr PLC	Consumer Staples	1,079	10,858	0.10
Stagecoach Group PLC	Industrials	5,676	9,595	0.09
Rathbone Brothers PLC	Financials	311	9,284	0.08
Firstgroup PLC	Industrials	8,628	9,181	0.08
Spirent Communications PLC	Information Technology	5,711	8,627	0.08
Safestore Holdings PLC	Real Estate	1,308	8,453	0.08
Clarkson PLC	Industrials	311	7,541	0.07
Hilton Food Group PLC	Consumer Staples	463	5,325	0.05
Halfords Group PLC	Consumer Discretionary	1,509	4,909	0.04
James Fisher & Sons PLC	Industrials	213	4,719	0.04
CLS Holdings PLC	Real Estate	1,524	4,103	0.04
Euromoney Institutional Investor PLC	Communication Services	224	3,292	0.03
Daejan Holdings PLC	Real Estate	38	2,706	0.02
Stobart Group Ltd	Industrials	1,000	1,842	0.02
Rank Group PLC	Consumer Discretionary	892	1,568	0.01

A basket (JPBIMOEU) of common stocks

Common Stocks	Sector	Shares	Value	Weight
TOTAL SA	Energy	5,615	$297,217	4.71%
Sanofi	Health Care	1,979	171,628	2.72
LVMH Moet Hennessy Louis Vuitton SE	Consumer Discretionary	566	167,515	2.65
Safran SA	Industrials	1,259	152,075	2.41
Allianz SE	Financials	668	134,007	2.12

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Eni SpA	Energy	8,422	$132,714	2.10%
Wirecard AG	Information Technology	828	126,068	2.00
Amadeus IT Group SA	Information Technology	1,773	123,624	1.96
Airbus SE	Industrials	1,268	121,984	1.93
Koninklijke Ahold Delhaize NV	Consumer Staples	4,430	112,093	1.78
Verbund AG	Utilities	2,529	107,962	1.71
Wolters Kluwer NV	Industrials	1,796	106,339	1.68
Air Liquide SA	Materials	841	104,554	1.66
Colruyt SA	Consumer Staples	1,450	103,453	1.64
Hannover Rueck SE	Financials	744	100,376	1.59
Electricite de France SA	Utilities	6,301	99,672	1.58
L’Oreal SA	Consumer Staples	431	99,390	1.57
Naturgy Energy Group SA	Utilities	3,892	99,312	1.57
Aroundtown SA	Real Estate	11,881	98,322	1.56
Dassault Systemes SE	Information Technology	824	97,970	1.55
Teleperformance	Industrials	579	92,716	1.47
Sartorius Stedim Biotech	Health Care	913	91,445	1.45
Amer Sports Oyj	Consumer Discretionary	2,061	90,636	1.44
Ageas	Financials	1,988	89,537	1.42
Koninklijke Philips NV	Health Care	2,496	88,484	1.40
Thales SA	Industrials	755	88,260	1.40
Sartorius AG	Health Care	700	87,343	1.38
UPM-Kymmene OYJ	Materials	3,439	87,312	1.38
Munich Re	Financials	398	86,922	1.38
Carl Zeiss Meditec AG	Health Care	1,089	85,265	1.35
NN Group NV	Financials	2,132	85,053	1.35
Moncler SpA	Consumer Discretionary	2,530	83,901	1.33
Edenred	Industrials	2,259	83,144	1.32
Hermes International	Consumer Discretionary	146	81,316	1.29
UCB SA	Health Care	963	78,734	1.25
QIAGEN NV	Health Care	2,223	75,611	1.20
SES SA	Communication Services	3,902	74,741	1.18
MTU Aero Engines AG	Industrials	410	74,462	1.18
Fortum OYJ	Utilities	3,400	74,424	1.18
EssilorLuxottica SA	Consumer Discretionary	579	73,330	1.16
TAG Immobilien AG	Real Estate	3,085	70,397	1.11
ASR Nederland NV	Financials	1,775	70,349	1.11
Ipsen SA	Health Care	524	67,796	1.07
Repsol SA	Energy	4,127	66,611	1.05
Deutsche Wohnen SE	Real Estate	1,442	66,131	1.05
Ubisoft Entertainment SA	Communication Services	807	65,218	1.03
Nokia OYJ	Information Technology	11,255	64,887	1.03
Neste Oyj	Energy	838	64,694	1.02
Kering SA	Consumer Discretionary	136	64,214	1.02
Bechtle AG	Information Technology	805	62,614	0.99
Stora Enso OYJ	Materials	5,397	62,386	0.99
IMCD NV	Industrials	961	61,702	0.98
Nemetschek SE	Information Technology	557	61,100	0.97
LEG Immobilien AG	Real Estate	574	59,963	0.95
SCOR SE	Financials	1,326	59,900	0.95
Pernod Ricard SA	Consumer Staples	343	56,284	0.89
Viscofan SA	Consumer Staples	1,005	55,411	0.88
Alstom SA	Industrials	1,351	54,631	0.87
Aeroports de Paris	Industrials	271	51,463	0.81
Kesko OYJ	Consumer Staples	933	50,344	0.80
Saipem SpA	Energy	12,241	45,811	0.73
Tenaris SA	Energy	4,065	43,988	0.70
Valmet OYJ	Industrials	2,119	43,602	0.69
Elisa OYJ	Communication Services	1,005	41,580	0.66

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Vonovia SE	Real Estate	912	$41,395	0.66%
Ferrari NV	Consumer Discretionary	411	40,920	0.65
SBM Offshore NV	Energy	2,749	40,720	0.64
Aegon NV	Financials	8,145	38,082	0.60
CNP Assurances	Financials	1,770	37,570	0.59
Koninklijke Vopak NV	Energy	782	35,558	0.56
Koninklijke DSM NV	Materials	433	35,464	0.56
Kingspan Group PLC	Industrials	819	35,107	0.56
TechnipFMC PLC	Energy	1,663	33,637	0.53
FinecoBank Banca Fineco SpA	Financials	3,259	32,786	0.52
Capgemini SE	Information Technology	280	27,896	0.44
Sofina SA	Financials	145	27,633	0.44
Inmobiliaria Colonial Socimi SA	Real Estate	2,432	22,676	0.36
Eutelsat Communications SA	Communication Services	1,141	22,496	0.36
Alten SA	Information Technology	260	21,666	0.34
RTL Group SA	Communication Services	371	19,867	0.31
EDP—Energias de Portugal SA	Utilities	5,535	19,345	0.31
Evotec AG	Health Care	961	19,125	0.30
Endesa SA	Utilities	783	18,056	0.29
Poste Italiane SpA	Financials	2,228	17,836	0.28
Euronext NV	Financials	306	17,670	0.28
Aareal Bank AG	Financials	555	17,159	0.27
Dassault Aviation SA	Industrials	12	17,128	0.27
Puma SE	Consumer Discretionary	33	16,313	0.26
Innogy SE	Utilities	218	9,263	0.15
Cofinimmo SA	Real Estate	40	5,004	0.08
DiaSorin SpA	Health Care	52	4,251	0.07

A basket (JPBIMOUK) of common stocks

Common Stocks	Sector	Shares	Value	Weight
Royal Dutch Shell PLC	Energy	36,015	$1,060,325	8.72%
BP PLC	Energy	164,858	1,043,189	8.58
Royal Dutch Shell PLC	Energy	31,045	926,877	7.62
AstraZeneca PLC	Health Care	12,337	924,476	7.60
GlaxoSmithKline PLC	Health Care	46,472	884,186	7.27
Diageo PLC	Consumer Staples	15,201	542,090	4.46
BHP Group PLC	Materials	22,343	470,835	3.87
Experian PLC	Industrials	18,653	453,382	3.73
Ocado Group PLC	Consumer Discretionary	42,813	431,537	3.55
Wm Morrison Supermarkets PLC	Consumer Staples	137,453	373,997	3.07
Evraz PLC	Materials	60,270	369,495	3.04
Tesco PLC	Consumer Staples	146,161	354,513	2.91
Pearson PLC	Communication Services	29,490	353,084	2.90
Premier Oil PLC	Energy	283,714	240,902	1.98
Segro PLC	Real Estate	31,900	239,565	1.97
Hikma Pharmaceuticals PLC	Health Care	10,542	230,807	1.90
Croda International PLC	Materials	3,784	226,175	1.86
Anglo American PLC	Materials	9,481	211,432	1.74
Plus500 Ltd	Financials	11,566	202,164	1.66
Hargreaves Lansdown PLC	Financials	7,814	184,355	1.52
J Sainsbury PLC	Consumer Staples	54,052	182,755	1.50
AVEVA Group PLC	Information Technology	5,228	161,428	1.33
Derwent London PLC	Real Estate	4,215	153,432	1.26
Drax Group PLC	Utilities	31,311	143,340	1.18
Rotork PLC	Industrials	38,783	122,521	1.01
Tullow Oil PLC	Energy	52,261	119,421	0.98
Auto Trader Group PLC	Communication Services	20,488	118,886	0.98
Hiscox Ltd	Financials	5,379	111,260	0.91

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Mondi PLC	Materials	5,147	$107,275	0.88%
Admiral Group PLC	Financials	3,728	97,367	0.80
UNITE Group PLC/The	Real Estate	9,340	96,049	0.79
Petrofac Ltd	Energy	13,668	83,186	0.68
Softcat PLC	Information Technology	11,056	82,946	0.68
Next PLC	Consumer Discretionary	1,569	79,902	0.66
Dechra Pharmaceuticals PLC	Health Care	2,922	77,177	0.63
Dixons Carphone PLC	Consumer Discretionary	49,548	75,927	0.62
Whitbread PLC	Consumer Discretionary	1,291	75,451	0.62
Entertainment One Ltd	Communication Services	16,412	74,673	0.61
QinetiQ Group PLC	Industrials	18,447	67,410	0.55
Great Portland Estates PLC	Real Estate	5,961	50,127	0.41
HomeServe PLC	Industrials	4,143	45,750	0.38
John Laing Group PLC	Industrials	10,554	44,709	0.37
Cineworld Group PLC	Communication Services	13,027	43,746	0.36
Greencore Group PLC	Consumer Staples	15,848	36,033	0.30
Games Workshop Group PLC	Consumer Discretionary	920	35,697	0.29
Big Yellow Group PLC	Real Estate	2,906	32,382	0.27
Renewables Infrastructure Group Ltd/The	Utilities	16,815	24,286	0.20
National Express Group PLC	Industrials	4,929	23,522	0.19
Hunting PLC	Energy	3,003	18,392	0.15
AG Barr PLC	Consumer Staples	1,687	16,982	0.14
Computacenter PLC	Information Technology	1,054	13,535	0.11
Safestore Holdings PLC	Real Estate	2,052	13,263	0.11
Charter Court Financial Services Group P	Financials	3,595	11,467	0.09
Euromoney Institutional Investor PLC	Communication Services	26	377	0.00

A basket (JPBIQUEU) of common stocks

Common Stocks	Sector	Shares	Value	Weight
TOTAL SA	Energy	7,271	$384,853	4.13%
Danone SA	Consumer Staples	4,441	313,110	3.36
Saipem SpA	Energy	80,864	302,619	3.25
Linde PLC	Materials	1,792	284,595	3.06
Amadeus IT Group SA	Information Technology	3,788	264,149	2.84
EssilorLuxottica SA	Consumer Discretionary	1,875	237,347	2.55
L’Oreal SA	Consumer Staples	993	229,083	2.46
Atos SE	Information Technology	2,698	221,055	2.37
Nokia OYJ	Information Technology	38,142	219,904	2.36
Unilever NV	Consumer Staples	4,038	219,473	2.36
Allianz SE	Financials	1,003	201,298	2.16
Bayer AG	Health Care	2,590	179,778	1.93
Arkema SA	Materials	1,836	157,707	1.69
Enel SpA	Utilities	26,300	152,051	1.63
adidas AG	Consumer Discretionary	720	150,566	1.62
Beiersdorf AG	Consumer Staples	1,411	147,450	1.58
HeidelbergCement AG	Materials	2,397	146,683	1.57
UCB SA	Health Care	1,793	146,562	1.57
Sampo Oyj	Financials	3,250	143,064	1.54
Telefonica SA	Communication Services	16,926	142,382	1.53
Peugeot SA	Consumer Discretionary	6,356	135,825	1.46
KBC Group NV	Financials	2,061	133,897	1.44
Koninklijke Philips NV	Health Care	3,739	132,552	1.42
Orion Oyj	Health Care	3,807	132,122	1.42
FinecoBank Banca Fineco SpA	Financials	12,183	122,582	1.32
Michelin	Consumer Discretionary	1,168	116,039	1.25
Suez	Utilities	8,465	111,865	1.20
Continental AG	Consumer Discretionary	806	111,493	1.20
ING Groep NV	Financials	10,078	108,700	1.17

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Stora Enso OYJ	Materials	9,363	$108,230	1.16%
ASR Nederland NV	Financials	2,724	107,975	1.16
Hannover Rueck SE	Financials	798	107,596	1.16
Industria de Diseno Textil SA	Consumer Discretionary	3,976	101,855	1.09
Italgas SpA	Utilities	17,214	98,576	1.06
Schneider Electric SE	Industrials	1,411	96,590	1.04
Deutsche Post AG	Industrials	3,490	95,638	1.03
Poste Italiane SpA	Financials	11,585	92,743	1.00
Faurecia SA	Consumer Discretionary	2,443	92,591	0.99
Wolters Kluwer NV	Industrials	1,540	91,193	0.98
Adyen NV	Information Technology	166	90,183	0.97
Pirelli & C SpA	Consumer Discretionary	13,909	89,440	0.96
Nemetschek SE	Information Technology	809	88,746	0.95
Intesa Sanpaolo SpA	Financials	38,587	85,794	0.92
Cie de Saint-Gobain	Industrials	2,403	80,341	0.86
Bankinter SA	Financials	9,718	78,171	0.84
Banco Bilbao Vizcaya Argentaria SA	Financials	14,543	77,270	0.83
Sodexo SA	Consumer Discretionary	751	77,047	0.83
Akzo Nobel NV	Materials	908	73,274	0.79
Rheinmetall AG	Industrials	820	72,540	0.78
Legrand SA	Industrials	1,259	71,121	0.76
Aroundtown SA	Real Estate	8,456	69,979	0.75
ABN AMRO Group NV	Financials	2,809	66,139	0.71
Erste Group Bank AG	Financials	1,961	65,285	0.70
Prysmian SpA	Industrials	3,338	64,553	0.69
Telefonica Deutschland Holding AG	Communication Services	16,166	63,333	0.68
Bayerische Motoren Werke AG	Consumer Discretionary	772	62,586	0.67
GRENKE AG	Financials	725	61,696	0.66
Signify NV	Industrials	2,607	61,171	0.66
Moncler SpA	Consumer Discretionary	1,820	60,367	0.65
Societe BIC SA	Industrials	577	58,982	0.63
Ferrari NV	Consumer Discretionary	560	55,662	0.60
Valmet OYJ	Industrials	2,608	53,661	0.58
CNH Industrial NV	Industrials	5,780	51,992	0.56
Publicis Groupe SA	Communication Services	904	51,909	0.56
ProSiebenSat.1 Media SE	Communication Services	2,909	51,845	0.56
Deutsche Lufthansa AG	Industrials	2,281	51,506	0.55
CRH PLC	Materials	1,926	50,997	0.55
Randstad NV	Industrials	1,050	48,255	0.52
Heineken Holding NV	Consumer Staples	570	48,216	0.52
Merlin Properties Socimi SA	Real Estate	3,894	48,135	0.52
Elisa OYJ	Communication Services	1,158	47,901	0.51
Remy Cointreau SA	Consumer Staples	404	45,851	0.49
Terna Rete Elettrica Nazionale SpA	Utilities	7,983	45,320	0.49
Axel Springer SE	Communication Services	797	45,091	0.48
RTL Group SA	Communication Services	808	43,247	0.46
E.ON SE	Utilities	4,292	42,444	0.46
Euronext NV	Financials	733	42,240	0.45
Telecom Italia SpA/Milano	Communication Services	74,549	41,300	0.44
BioMerieux	Health Care	612	40,331	0.43
Siltronic AG	Information Technology	467	38,671	0.42
Air France-KLM	Industrials	3,456	37,555	0.40
Ubisoft Entertainment SA	Communication Services	451	36,423	0.39
Rexel SA	Industrials	3,135	33,418	0.36
ANDRITZ AG	Industrials	701	32,231	0.35
Imerys SA	Materials	648	31,173	0.33
Inmobiliaria Colonial Socimi SA	Real Estate	3,122	29,112	0.31
JCDecaux SA	Communication Services	982	27,587	0.30
Aalberts Industries NV	Industrials	811	27,008	0.29

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Amer Sports Oyj	Consumer Discretionary	606	$26,661	0.29%
Aena SME SA	Industrials	162	25,278	0.27
HOCHTIEF AG	Industrials	175	23,572	0.25
Dassault Aviation SA	Industrials	17	23,327	0.25
Fraport AG Frankfurt Airport Services Wo	Industrials	307	22,001	0.24
Kingspan Group PLC	Industrials	464	19,898	0.21
KION Group AG	Industrials	388	19,722	0.21
Cofinimmo SA	Real Estate	157	19,527	0.21
Konecranes OYJ	Industrials	499	15,092	0.16
Elis SA	Industrials	883	14,733	0.16
Hella GmbH & Co KGaA	Consumer Discretionary	318	12,668	0.14
Metso OYJ	Industrials	419	11,009	0.12
Sofina SA	Financials	47	8,875	0.10
OSRAM Licht AG	Industrials	194	8,416	0.09
Software AG	Information Technology	152	5,488	0.06

A basket (JPBIQUUK) of common stocks

Common Stocks	Sector	Shares	Value	Weight
Royal Dutch Shell PLC	Energy	42,421	$1,248,930	9.51%
GlaxoSmithKline PLC	Health Care	50,972	969,811	7.38
Unilever PLC	Consumer Staples	16,170	847,643	6.45
Diageo PLC	Consumer Staples	21,981	783,857	5.97
Vodafone Group PLC	Communication Services	233,995	456,501	3.47
BHP Group PLC	Materials	21,652	456,272	3.47
Prudential PLC	Financials	24,820	443,977	3.38
RELX PLC	Industrials	20,385	420,436	3.20
Coca-Cola HBC AG	Consumer Staples	10,430	326,295	2.48
Imperial Brands PLC	Consumer Staples	9,759	295,966	2.25
Anglo American PLC	Materials	13,008	290,081	2.21
Pearson PLC	Communication Services	19,915	238,438	1.82
Legal & General Group PLC	Financials	75,829	223,491	1.70
Intertek Group PLC	Industrials	3,532	216,299	1.65
CRH PLC	Materials	7,501	198,203	1.51
DS Smith PLC	Materials	51,852	198,012	1.51
Centrica PLC	Utilities	114,408	196,918	1.50
International Consolidated Airlines Grou	Industrials	23,755	187,311	1.43
John Wood Group PLC	Energy	28,850	186,332	1.42
Hargreaves Lansdown PLC	Financials	7,503	176,999	1.35
3i Group PLC	Financials	16,929	167,056	1.27
Auto Trader Group PLC	Communication Services	27,365	158,796	1.21
Smiths Group PLC	Industrials	7,533	131,105	1.00
Victrex PLC	Materials	4,434	129,436	0.99
St James’s Place PLC	Financials	10,310	124,175	0.95
Intermediate Capital Group PLC	Financials	10,396	124,022	0.94
United Utilities Group PLC	Utilities	13,202	124,007	0.94
Burberry Group PLC	Consumer Discretionary	5,552	122,949	0.94
Man Group PLC	Financials	71,173	120,774	0.92
Rolls-Royce Holdings PLC	Industrials	10,980	116,283	0.89
Schroders PLC	Financials	3,537	110,246	0.84
Polymetal International PLC	Materials	9,641	101,119	0.77
KAZ Minerals PLC	Materials	14,677	99,626	0.76
Berkeley Group Holdings PLC	Consumer Discretionary	2,207	97,980	0.75
Direct Line Insurance Group PLC	Financials	23,556	95,787	0.73
Close Brothers Group PLC	Financials	5,023	92,286	0.70
Plus500 Ltd	Financials	5,221	91,263	0.69
Inmarsat PLC	Communication Services	18,543	89,737	0.68
IWG PLC	Industrials	31,603	84,272	0.64
Jupiter Fund Management PLC	Financials	22,329	84,104	0.64

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Wizz Air Holdings Plc	Industrials	2,340	$83,648	0.64%
Land Securities Group PLC	Real Estate	7,901	81,089	0.62
Just Eat PLC	Consumer Discretionary	10,328	77,329	0.59
SSP Group Plc	Consumer Discretionary	9,190	75,908	0.58
Admiral Group PLC	Financials	2,818	73,610	0.56
Britvic PLC	Consumer Staples	7,166	73,103	0.56
Ocado Group PLC	Consumer Discretionary	7,096	71,528	0.54
Sage Group PLC/The	Information Technology	8,918	68,432	0.52
Meggitt PLC	Industrials	10,535	63,309	0.48
Segro PLC	Real Estate	8,250	61,954	0.47
William Hill PLC	Consumer Discretionary	30,630	60,573	0.46
J Sainsbury PLC	Consumer Staples	17,118	57,879	0.44
Carnival PLC	Consumer Discretionary	1,183	56,791	0.43
Ashmore Group PLC	Financials	11,629	54,244	0.41
IG Group Holdings PLC	Financials	7,407	53,867	0.41
Cobham PLC	Industrials	43,078	53,710	0.41
Bovis Homes Group PLC	Consumer Discretionary	4,702	51,698	0.39
Investec PLC	Financials	8,879	49,971	0.38
Severn Trent PLC	Utilities	1,998	46,274	0.35
TUI AG	Consumer Discretionary	3,192	45,833	0.35
G4S PLC	Industrials	17,830	44,806	0.34
Greencore Group PLC	Consumer Staples	19,006	43,213	0.33
Sophos Group PLC	Information Technology	8,898	42,982	0.33
Merlin Entertainments PLC	Consumer Discretionary	9,544	38,663	0.29
Hammerson PLC	Real Estate	9,088	38,194	0.29
Pennon Group PLC	Utilities	4,302	38,028	0.29
Grainger PLC	Real Estate	14,039	37,581	0.29
Savills PLC	Real Estate	4,132	37,277	0.28
Inchcape PLC	Consumer Discretionary	5,269	37,075	0.28
Drax Group PLC	Utilities	7,789	35,657	0.27
Halma PLC	Information Technology	2,002	34,835	0.27
Moneysupermarket.com Group PLC	Consumer Discretionary	9,725	34,184	0.26
Great Portland Estates PLC	Real Estate	3,862	32,476	0.25
Spire Healthcare Group PLC	Health Care	23,189	32,221	0.25
Workspace Group PLC	Real Estate	2,575	26,074	0.20
Tritax Big Box REIT PLC	Real Estate	15,227	25,510	0.19
Kier Group PLC	Industrials	4,868	25,339	0.19
Entertainment One Ltd	Communication Services	5,410	24,614	0.19
Ibstock PLC	Materials	9,536	24,176	0.18
Thomas Cook Group PLC	Consumer Discretionary	61,030	23,954	0.18
Hochschild Mining PLC	Materials	11,374	22,646	0.17
Domino’s Pizza Group PLC	Consumer Discretionary	7,593	22,583	0.17
Intu Properties PLC	Real Estate	15,482	22,401	0.17
TalkTalk Telecom Group PLC	Communication Services	15,194	22,082	0.17
Synthomer PLC	Materials	4,735	21,593	0.16
OneSavings Bank PLC	Financials	4,800	21,437	0.16
SIG PLC	Industrials	15,081	21,127	0.16
JD Sports Fashion PLC	Consumer Discretionary	4,693	20,887	0.16
WH Smith PLC	Consumer Discretionary	914	20,049	0.15
Sanne Group PLC	Financials	2,523	18,701	0.14
Playtech Plc	Consumer Discretionary	3,614	17,751	0.14
Card Factory PLC	Consumer Discretionary	7,962	17,615	0.13
IntegraFin Holdings PLC	Financials	4,251	16,650	0.13
Brewin Dolphin Holdings PLC	Financials	4,028	16,570	0.13
BCA Marketplace PLC	Consumer Discretionary	5,659	15,884	0.12
Ted Baker PLC	Consumer Discretionary	772	15,264	0.12
AA PLC	Consumer Discretionary	15,728	15,050	0.11
Stobart Group Ltd	Industrials	7,531	13,875	0.11
Sports Direct International PLC	Consumer Discretionary	4,381	13,292	0.10

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Safestore Holdings PLC	Real Estate	2,040	$13,184	0.10%
Equiniti Group PLC	Information Technology	4,763	13,156	0.10
Civitas Social Housing PLC	Real Estate	9,584	13,022	0.10
Paragon Banking Group PLC	Financials	2,403	11,836	0.09
Greggs PLC	Consumer Discretionary	728	11,759	0.09
Shaftesbury PLC	Real Estate	1,034	10,956	0.08
LondonMetric Property PLC	Real Estate	4,808	10,674	0.08
Cranswick PLC	Consumer Staples	286	9,619	0.07
Coats Group PLC	Consumer Discretionary	9,167	9,533	0.07
NewRiver REIT PLC	Real Estate	3,371	9,097	0.07
Softcat PLC	Information Technology	1,098	8,237	0.06
Bank of Georgia Group PLC	Financials	401	7,046	0.05
Charter Court Financial Services Group P	Financials	2,162	6,895	0.05
Big Yellow Group PLC	Real Estate	594	6,619	0.05
UNITE Group PLC/The	Real Estate	636	6,543	0.05
Saga PLC	Financials	4,812	6,361	0.05
Vivo Energy PLC	Consumer Discretionary	3,881	6,189	0.05
Assura PLC	Real Estate	9,162	6,173	0.05
Telecom Plus PLC	Utilities	326	5,949	0.05
Rathbone Brothers PLC	Financials	187	5,579	0.04
Halfords Group PLC	Consumer Discretionary	1,682	5,471	0.04
Primary Health Properties PLC	Real Estate	3,744	5,302	0.04
Renewables Infrastructure Group Ltd/The	Utilities	2,939	4,244	0.03
Games Workshop Group PLC	Consumer Discretionary	96	3,741	0.03
Hilton Food Group PLC	Consumer Staples	288	3,312	0.03
UK Commercial Property REIT Ltd	Real Estate	3,092	3,282	0.02
TBC Bank Group PLC	Financials	160	3,108	0.02
St Modwen Properties PLC	Real Estate	612	3,093	0.02
J D Wetherspoon PLC	Consumer Discretionary	193	2,745	0.02
CLS Holdings PLC	Real Estate	749	2,016	0.02
Bakkavor Group PLC	Consumer Staples	726	1,307	0.01
Spirent Communications PLC	Information Technology	346	523	0.00
Euromoney Institutional Investor PLC	Communication Services	34	508	0.00
Rank Group PLC	Consumer Discretionary	31	55	0.00

A basket (JPBIVAEU) of common stocks

Common Stocks	Sector	Shares	Value	Weight
Bayer AG	Health Care	11,462	$795,614	6.66%
Koninklijke Philips NV	Health Care	11,061	392,148	3.28
Koninklijke Ahold Delhaize NV	Consumer Staples	12,135	307,047	2.57
Siemens AG	Industrials	2,632	293,795	2.46
BNP Paribas SA	Financials	6,107	276,335	2.31
Danone SA	Consumer Staples	3,594	253,416	2.12
Telecom Italia SpA/Milano	Communication Services	445,267	246,678	2.07
Carrefour SA	Consumer Staples	14,212	242,887	2.03
Repsol SA	Energy	14,977	241,712	2.02
Eni SpA	Energy	14,289	225,161	1.89
Societe Generale SA	Financials	7,047	224,694	1.88
NN Group NV	Financials	5,467	218,052	1.83
Publicis Groupe SA	Communication Services	3,709	212,895	1.78
Henkel AG & Co KGaA	Consumer Staples	1,838	200,985	1.68
Amadeus IT Group SA	Information Technology	2,806	195,673	1.64
Aegon NV	Financials	39,792	186,037	1.56
Assicurazioni Generali SpA	Financials	11,095	185,666	1.55
BASF SE	Materials	2,658	184,031	1.54
Banco Bilbao Vizcaya Argentaria SA	Financials	34,587	183,768	1.54
Credit Agricole SA	Financials	16,836	181,975	1.52
Telefonica SA	Communication Services	21,388	179,913	1.51

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
AXA SA	Financials	8,182	$176,858	1.48%
Capgemini SE	Information Technology	1,682	167,348	1.40
Atos SE	Information Technology	2,006	164,355	1.38
Fiat Chrysler Automobiles NV	Consumer Discretionary	10,874	158,059	1.32
Poste Italiane SpA	Financials	19,504	156,135	1.31
Deutsche Lufthansa AG	Industrials	6,502	146,826	1.23
Peugeot SA	Consumer Discretionary	6,826	145,875	1.22
Michelin	Consumer Discretionary	1,413	140,409	1.18
UniCredit SpA	Financials	11,966	135,696	1.14
Saipem SpA	Energy	35,896	134,334	1.12
Valeo SA	Consumer Discretionary	4,481	131,016	1.10
adidas AG	Consumer Discretionary	625	130,582	1.09
Leonardo SpA	Industrials	14,355	126,335	1.06
SBM Offshore NV	Energy	8,387	124,255	1.04
Siltronic AG	Information Technology	1,484	122,799	1.03
EXOR NV	Financials	2,147	116,290	0.97
Rexel SA	Industrials	10,909	116,282	0.97
Iberdrola SA	Utilities	14,333	115,291	0.97
ArcelorMittal	Materials	5,395	112,169	0.94
Continental AG	Consumer Discretionary	786	108,803	0.91
STMicroelectronics NV	Information Technology	7,717	108,172	0.91
CNH Industrial NV	Industrials	11,870	106,780	0.89
RWE AG	Utilities	4,877	106,009	0.89
CRH PLC	Materials	3,913	103,615	0.87
ACS Actividades de Construccion y Servic	Industrials	2,615	101,414	0.85
Intesa Sanpaolo SpA	Financials	44,972	99,991	0.84
Signify NV	Industrials	4,164	97,700	0.82
Sopra Steria Group	Information Technology	1,033	95,475	0.80
HeidelbergCement AG	Materials	1,531	93,671	0.78
Schneider Electric SE	Industrials	1,356	92,812	0.78
ProSiebenSat.1 Media SE	Communication Services	5,206	92,782	0.78
Faurecia SA	Consumer Discretionary	2,360	89,468	0.75
Volkswagen AG	Consumer Discretionary	560	89,223	0.75
Eiffage SA	Industrials	1,060	88,659	0.74
Ingenico Group SA	Information Technology	1,502	85,292	0.71
Bollore SA	Industrials	20,515	82,299	0.69
Enagas SA	Energy	3,013	81,538	0.68
Engie SA	Utilities	5,460	78,384	0.66
E.ON SE	Utilities	7,904	78,159	0.65
Covestro AG	Materials	1,577	78,052	0.65
A2A SpA	Utilities	41,379	74,582	0.62
EDP – Energias de Portugal SA	Utilities	20,974	73,298	0.61
Heineken NV	Consumer Staples	802	71,000	0.59
Sodexo SA	Consumer Discretionary	692	70,983	0.59
Air France-KLM	Industrials	6,464	70,239	0.59
Cie Plastic Omnium SA	Consumer Discretionary	3,017	69,739	0.58
Fresenius SE & Co KGaA	Health Care	1,431	69,524	0.58
Wienerberger AG	Materials	3,281	67,698	0.57
Neste Oyj	Energy	875	67,559	0.57
Paddy Power Betfair PLC	Consumer Discretionary	822	67,528	0.57
Arkema SA	Materials	750	64,406	0.54
UPM-Kymmene OYJ	Materials	2,448	62,155	0.52
Hella GmbH & Co KGaA	Consumer Discretionary	1,527	60,913	0.51
Software AG	Information Technology	1,681	60,867	0.51
Atlantia SpA	Industrials	2,937	60,821	0.51
Stora Enso OYJ	Materials	5,161	59,661	0.50
Heineken Holding NV	Consumer Staples	646	54,620	0.46
Ferrovial SA	Industrials	2,595	52,640	0.44
Natixis SA	Financials	10,602	50,052	0.42

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
HOCHTIEF AG	Industrials	366	$49,381	0.41%
Koninklijke DSM NV	Materials	600	49,106	0.41
Smurfit Kappa Group PLC	Materials	1,817	48,432	0.41
Italgas SpA	Utilities	8,403	48,120	0.40
Renault SA	Consumer Discretionary	760	47,531	0.40
Glanbia PLC	Consumer Staples	2,438	45,821	0.38
METRO AG	Consumer Staples	2,708	41,579	0.35
Pirelli & C SpA	Consumer Discretionary	6,033	38,794	0.32
Solvay SA	Materials	388	38,791	0.32
CNP Assurances	Financials	1,757	37,295	0.31
Imerys SA	Materials	737	35,461	0.30
SEB SA	Consumer Discretionary	273	35,281	0.30
ASM International NV	Information Technology	824	34,198	0.29
ASR Nederland NV	Financials	730	28,939	0.24
Galp Energia SGPS SA	Energy	1,692	26,758	0.22
Alten SA	Information Technology	292	24,330	0.20
Altran Technologies SA	Information Technology	2,486	19,959	0.17
KION Group AG	Industrials	326	16,579	0.14
Aurubis AG	Materials	326	16,132	0.14
Dassault Aviation SA	Industrials	11	15,568	0.13
Bechtle AG	Information Technology	134	10,435	0.09

A basket (JPBIVAUK) of common stocks

Common Stocks	Sector	Shares	Value	Weight
Vodafone Group PLC	Communication Services	421,897	$823,078	7.78%
BP PLC	Energy	126,357	799,561	7.56
British American Tobacco PLC	Consumer Staples	22,104	705,051	6.67
GlaxoSmithKline PLC	Health Care	36,003	685,001	6.48
Lloyds Banking Group PLC	Financials	682,835	451,763	4.27
Tesco PLC	Consumer Staples	178,129	432,052	4.09
Anglo American PLC	Materials	14,750	328,922	3.11
Tullow Oil PLC	Energy	131,709	300,969	2.85
BHP Group PLC	Materials	13,149	277,076	2.62
Legal & General Group PLC	Financials	90,955	268,072	2.54
Standard Life Aberdeen PLC	Financials	77,761	254,737	2.41
CRH PLC	Materials	8,310	219,579	2.08
Wm Morrison Supermarkets PLC	Consumer Staples	77,330	210,407	1.99
Barclays PLC	Financials	104,423	200,545	1.90
National Grid PLC	Utilities	20,107	196,053	1.85
J Sainsbury PLC	Consumer Staples	56,518	191,093	1.81
Smith & Nephew PLC	Health Care	9,029	168,651	1.60
Aviva PLC	Financials	32,868	157,472	1.49
Standard Chartered PLC	Financials	19,140	148,796	1.41
International Consolidated Airlines Grou	Industrials	15,455	121,864	1.15
Petrofac Ltd	Energy	19,709	119,946	1.13
3i Group PLC	Financials	12,131	119,709	1.13
ConvaTec Group PLC	Health Care	66,407	117,733	1.11
Investec PLC	Financials	19,029	107,093	1.01
Rolls-Royce Holdings PLC	Industrials	9,938	105,241	1.00
Tate & Lyle PLC	Consumer Staples	12,210	102,823	0.97
Ferrexpo PLC	Materials	39,779	98,791	0.93
Smurfit Kappa Group PLC	Materials	3,697	98,218	0.93
Mediclinic International PLC	Health Care	22,657	93,230	0.88
Centrica PLC	Utilities	52,973	91,178	0.86
KAZ Minerals PLC	Materials	13,280	90,145	0.85
Rhi Magnesita NV	Materials	1,579	79,761	0.75
Great Portland Estates PLC	Real Estate	9,007	75,741	0.72
Royal Mail PLC	Industrials	21,554	74,831	0.71

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
easyJet PLC	Industrials	5,260	$74,160	0.70%
DCC PLC	Industrials	939	71,670	0.68
Bunzl PLC	Industrials	2,113	63,855	0.60
Berkeley Group Holdings PLC	Consumer Discretionary	1,378	61,158	0.58
BTG PLC	Health Care	5,712	60,487	0.57
Hikma Pharmaceuticals PLC	Health Care	2,735	59,877	0.57
Wizz Air Holdings Plc	Industrials	1,610	57,555	0.54
Indivior PLC	Health Care	40,077	57,451	0.54
Marks & Spencer Group PLC	Consumer Discretionary	17,792	56,117	0.53
Just Group PLC	Financials	47,526	55,634	0.53
Vesuvius PLC	Industrials	8,545	55,223	0.52
Evraz PLC	Materials	8,557	52,461	0.50
Inchcape PLC	Consumer Discretionary	7,346	51,692	0.49
Meggitt PLC	Industrials	8,541	51,326	0.49
Hunting PLC	Energy	8,228	50,389	0.48
John Wood Group PLC	Energy	7,784	50,276	0.48
Babcock International Group PLC	Industrials	7,950	49,630	0.47
BBA Aviation PLC	Industrials	17,624	49,067	0.46
Ashtead Group PLC	Industrials	2,268	47,361	0.45
Barratt Developments PLC	Consumer Discretionary	7,749	45,756	0.43
Burberry Group PLC	Consumer Discretionary	2,046	45,307	0.43
UDG Healthcare PLC	Health Care	5,621	42,817	0.40
Antofagasta PLC	Materials	4,191	41,881	0.40
Saga PLC	Financials	31,053	41,046	0.39
Redrow PLC	Consumer Discretionary	6,528	40,930	0.39
Paddy Power Betfair PLC	Consumer Discretionary	494	40,302	0.38
Coca-Cola HBC AG	Consumer Staples	1,246	38,986	0.37
Taylor Wimpey PLC	Consumer Discretionary	21,592	37,536	0.36
Smiths Group PLC	Industrials	2,017	35,108	0.33
Bellway PLC	Consumer Discretionary	1,038	33,315	0.32
Bovis Homes Group PLC	Consumer Discretionary	2,999	32,979	0.31
Sage Group PLC/The	Information Technology	4,018	30,831	0.29
Firstgroup PLC	Industrials	27,360	29,114	0.28
Countryside Properties PLC	Consumer Discretionary	7,452	28,941	0.27
Direct Line Insurance Group PLC	Financials	6,993	28,437	0.27
William Hill PLC	Consumer Discretionary	13,501	26,699	0.25
Genus PLC	Health Care	905	24,777	0.23
Drax Group PLC	Utilities	5,221	23,901	0.23
Kier Group PLC	Industrials	4,509	23,475	0.22
Greencore Group PLC	Consumer Staples	9,707	22,071	0.21
SSP Group Plc	Consumer Discretionary	2,649	21,883	0.21
Playtech Plc	Consumer Discretionary	4,422	21,722	0.21
Paragon Banking Group PLC	Financials	4,137	20,375	0.19
Hays PLC	Industrials	11,149	19,915	0.19
Senior PLC	Industrials	7,966	19,250	0.18
Sports Direct International PLC	Consumer Discretionary	6,318	19,171	0.18
Equiniti Group PLC	Information Technology	6,887	19,025	0.18
Sophos Group PLC	Information Technology	3,891	18,793	0.18
Avast PLC	Information Technology	5,136	18,612	0.18
Thomas Cook Group PLC	Consumer Discretionary	47,130	18,499	0.17
Cobham PLC	Industrials	14,327	17,862	0.17
Mitchells & Butlers PLC	Consumer Discretionary	5,133	16,859	0.16
Electrocomponents PLC	Information Technology	2,594	16,766	0.16
Spectris PLC	Information Technology	567	16,495	0.16
Hochschild Mining PLC	Materials	7,746	15,421	0.15
Dechra Pharmaceuticals PLC	Health Care	487	12,862	0.12
JD Sports Fashion PLC	Consumer Discretionary	2,836	12,619	0.12
Keller Group PLC	Industrials	1,968	12,394	0.12
Dixons Carphone PLC	Consumer Discretionary	7,781	11,924	0.11

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
BCA Marketplace PLC	Consumer Discretionary	4,160	$11,678	0.11%
St Modwen Properties PLC	Real Estate	2,248	11,359	0.11
AA PLC	Consumer Discretionary	11,041	10,565	0.10
Halfords Group PLC	Consumer Discretionary	3,073	9,998	0.09
Polypipe Group plc	Industrials	2,247	9,386	0.09
OneSavings Bank PLC	Financials	2,059	9,195	0.09
Bank of Georgia Group PLC	Financials	492	8,635	0.08
National Express Group PLC	Industrials	1,746	8,331	0.08
Charter Court Financial Services Group P	Financials	2,517	8,029	0.08
SIG PLC	Industrials	4,638	6,498	0.06
J D Wetherspoon PLC	Consumer Discretionary	401	5,694	0.05
QinetiQ Group PLC	Industrials	1,477	5,398	0.05
Superdry PLC	Consumer Discretionary	883	5,271	0.05
Cranswick PLC	Consumer Staples	140	4,689	0.04
Computacenter PLC	Information Technology	357	4,577	0.04
TI Fluid Systems PLC	Consumer Discretionary	1,873	3,992	0.04
TBC Bank Group PLC	Financials	173	3,358	0.03
Telecom Plus PLC	Utilities	129	2,355	0.02
Greggs PLC	Consumer Discretionary	145	2,341	0.02
Renewables Infrastructure Group Ltd/The	Utilities	1,459	2,107	0.02
Spire Healthcare Group PLC	Health Care	1,285	1,785	0.02
ContourGlobal PLC	Utilities	713	1,639	0.02
Bakkavor Group PLC	Consumer Staples	387	696	0.01
Rank Group PLC	Consumer Discretionary	132	232	0.00

A basket (JPGSLBUS) of common stocks

Common Stocks	Sector	Shares	Value	Weight
Johnson & Johnson	Health Care	1,798	$231,980	2.01%
Procter & Gamble Co/The	Consumer Staples	2,146	197,225	1.71
Verizon Communications Inc	Communication Services	3,434	193,050	1.67
Pfizer Inc	Health Care	4,039	176,309	1.53
AT&T Inc	Communication Services	5,720	163,259	1.41
Coca-Cola Co/The	Consumer Staples	3,339	158,120	1.37
Exxon Mobil Corp	Energy	2,308	157,356	1.36
PepsiCo Inc	Consumer Staples	1,340	148,018	1.28
Walmart Inc	Consumer Staples	1,568	146,065	1.26
Merck & Co Inc	Health Care	1,784	136,294	1.18
McDonald’s Corp	Consumer Discretionary	759	134,797	1.17
NextEra Energy Inc	Utilities	726	126,199	1.09
Duke Energy Corp	Utilities	1,390	119,997	1.04
Altria Group Inc	Consumer Staples	2,208	109,069	0.94
Southern Co/The	Utilities	2,451	107,659	0.93
Dominion Energy Inc	Utilities	1,497	106,970	0.93
Eli Lilly & Co	Health Care	923	106,863	0.92
Walt Disney Co/The	Communication Services	972	106,585	0.92
Comcast Corp	Communication Services	3,083	104,987	0.91
American Electric Power Co Inc	Utilities	1,390	103,914	0.90
Philip Morris International Inc	Consumer Staples	1,553	103,666	0.90
Exelon Corp	Utilities	2,293	103,430	0.89
Consolidated Edison Inc	Utilities	1,315	100,582	0.87
Xcel Energy Inc	Utilities	1,988	97,972	0.85
WEC Energy Group Inc	Utilities	1,392	96,398	0.83
Public Service Enterprise Group Inc	Utilities	1,804	93,913	0.81
Simon Property Group Inc	Real Estate	555	93,171	0.81
Public Storage	Real Estate	459	92,870	0.80
Welltower Inc	Real Estate	1,326	92,065	0.80
Eversource Energy	Utilities	1,396	90,807	0.79
American Tower Corp	Real Estate	574	90,775	0.79

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
CMS Energy Corp	Utilities	1,826	$90,666	0.78%
DTE Energy Co	Utilities	819	90,375	0.78
Entergy Corp	Utilities	1,032	88,795	0.77
American Water Works Co Inc	Utilities	975	88,491	0.77
Costco Wholesale Corp	Consumer Staples	434	88,442	0.77
Realty Income Corp	Real Estate	1,401	88,303	0.76
Edison International	Utilities	1,552	88,104	0.76
Ameren Corp	Utilities	1,343	87,612	0.76
Ventas Inc	Real Estate	1,495	87,603	0.76
Crown Castle International Corp	Real Estate	803	87,229	0.75
FirstEnergy Corp	Utilities	2,276	85,483	0.74
Colgate-Palmolive Co	Consumer Staples	1,434	85,379	0.74
CME Group Inc	Financials	454	85,357	0.74
Sempra Energy	Utilities	783	84,757	0.73
Pinnacle West Capital Corp	Utilities	994	84,698	0.73
AvalonBay Communities Inc	Real Estate	483	84,064	0.73
Alliant Energy Corp	Utilities	1,976	83,505	0.72
NiSource Inc	Utilities	3,226	81,769	0.71
AutoZone Inc	Consumer Discretionary	97	81,459	0.70
PPL Corp	Utilities	2,863	81,104	0.70
Essex Property Trust Inc	Real Estate	327	80,232	0.69
Kimberly-Clark Corp	Consumer Staples	700	79,801	0.69
Clorox Co/The	Consumer Staples	517	79,682	0.69
Medtronic PLC	Health Care	866	78,801	0.68
Hershey Co/The	Consumer Staples	724	77,603	0.67
Mid-America Apartment Communities Inc	Real Estate	807	77,214	0.67
Kellogg Co	Consumer Staples	1,347	76,790	0.66
Equity Residential	Real Estate	1,162	76,723	0.66
TJX Cos Inc/The	Consumer Discretionary	1,676	74,974	0.65
Waste Management Inc	Industrials	840	74,745	0.65
Extra Space Storage Inc	Real Estate	815	73,720	0.64
Newmont Mining Corp	Materials	2,116	73,332	0.63
Hormel Foods Corp	Consumer Staples	1,706	72,807	0.63
HCP Inc	Real Estate	2,533	70,751	0.61
Regency Centers Corp	Real Estate	1,196	70,196	0.61
Campbell Soup Co	Consumer Staples	2,108	69,557	0.60
Sysco Corp	Consumer Staples	1,108	69,420	0.60
Dollar General Corp	Consumer Discretionary	642	69,387	0.60
General Mills Inc	Consumer Staples	1,778	69,241	0.60
UDR Inc	Real Estate	1,744	69,114	0.60
CenterPoint Energy Inc	Utilities	2,391	67,495	0.58
Republic Services Inc	Industrials	920	66,358	0.57
Federal Realty Investment Trust	Real Estate	560	66,112	0.57
Digital Realty Trust Inc	Real Estate	620	66,094	0.57
McCormick & Co Inc/MD	Consumer Staples	474	65,991	0.57
Tyson Foods Inc	Consumer Staples	1,235	65,938	0.57
JM Smucker Co/The	Consumer Staples	672	62,801	0.54
Constellation Brands Inc	Consumer Staples	388	62,446	0.54
Intercontinental Exchange Inc	Financials	825	62,142	0.54
Church & Dwight Co Inc	Consumer Staples	944	62,055	0.54
Anthem Inc	Health Care	236	61,877	0.54
Kroger Co/The	Consumer Staples	2,217	60,954	0.53
Cboe Global Markets Inc	Financials	623	60,915	0.53
Dollar Tree Inc	Consumer Discretionary	667	60,224	0.52
Apartment Investment & Management Co	Real Estate	1,356	59,502	0.51
CVS Health Corp	Health Care	905	59,271	0.51
PG&E Corp	Utilities	2,455	58,300	0.50
Marsh & McLennan Cos Inc	Financials	728	58,069	0.50
Chubb Ltd	Financials	446	57,621	0.50

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Alexandria Real Estate Equities Inc	Real Estate	500	$57,588	0.50%
Equinix Inc	Real Estate	162	57,198	0.49
Target Corp	Consumer Discretionary	862	56,944	0.49
Bristol-Myers Squibb Co	Health Care	1,091	56,724	0.49
Mondelez International Inc	Consumer Staples	1,407	56,310	0.49
Twenty-First Century Fox Inc	Communication Services	1,146	55,160	0.48
Starbucks Corp	Consumer Discretionary	851	54,794	0.47
Allstate Corp/The	Financials	655	54,093	0.47
Ulta Beauty Inc	Consumer Discretionary	219	53,589	0.46
Everest Re Group Ltd	Financials	245	53,357	0.46
Prologis Inc	Real Estate	908	53,345	0.46
Becton Dickinson and Co	Health Care	236	53,282	0.46
Duke Realty Corp	Real Estate	2,022	52,378	0.45
Darden Restaurants Inc	Consumer Discretionary	522	52,093	0.45
Kimco Realty Corp	Real Estate	3,450	50,549	0.44
O’Reilly Automotive Inc	Consumer Discretionary	145	49,930	0.43
Advance Auto Parts Inc	Consumer Discretionary	316	49,823	0.43
Conagra Brands Inc	Consumer Staples	2,326	49,680	0.43
Stryker Corp	Health Care	315	49,443	0.43
Henry Schein Inc	Health Care	630	49,437	0.43
Baxter International Inc	Health Care	746	49,117	0.42
Macerich Co/The	Real Estate	1,121	48,496	0.42
Boston Properties Inc	Real Estate	420	47,274	0.41
Lowe’s Cos Inc	Consumer Discretionary	512	47,264	0.41
Ross Stores Inc	Consumer Discretionary	566	47,062	0.41
Vornado Realty Trust	Real Estate	741	45,950	0.40
Brown-Forman Corp	Consumer Staples	950	45,183	0.39
Danaher Corp	Health Care	423	43,594	0.38
International Flavors & Fragrances Inc	Materials	324	43,483	0.38
Walgreens Boots Alliance Inc	Consumer Staples	633	43,283	0.37
CH Robinson Worldwide Inc	Industrials	509	42,793	0.37
Omnicom Group Inc	Communication Services	582	42,627	0.37
Chipotle Mexican Grill Inc	Consumer Discretionary	99	42,545	0.37
General Electric Co	Industrials	5,613	42,492	0.37
Hasbro Inc	Consumer Discretionary	519	42,143	0.36
Twenty-First Century Fox Inc	Communication Services	872	41,666	0.36
DENTSPLY SIRONA Inc	Health Care	1,118	41,598	0.36
US Bancorp	Financials	906	41,404	0.36
HCA Healthcare Inc	Health Care	332	41,337	0.36
Genuine Parts Co	Consumer Discretionary	423	40,581	0.35
Progressive Corp/The	Financials	672	40,571	0.35
Iron Mountain Inc	Real Estate	1,241	40,225	0.35
United Parcel Service Inc	Industrials	404	39,430	0.34
Travelers Cos Inc/The	Financials	326	39,078	0.34
Cincinnati Financial Corp	Financials	502	38,861	0.34
Arthur J Gallagher & Co	Financials	525	38,729	0.34
WellCare Health Plans Inc	Health Care	161	38,039	0.33
Estee Lauder Cos Inc/The	Consumer Staples	290	37,779	0.33
Mattel Inc	Consumer Discretionary	3,780	37,760	0.33
Aon PLC	Financials	260	37,743	0.33
SBA Communications Corp	Real Estate	230	37,199	0.32
Nasdaq Inc	Financials	449	36,597	0.32
Foot Locker Inc	Consumer Discretionary	687	36,548	0.32
Kohl’s Corp	Consumer Discretionary	547	36,284	0.31
L Brands Inc	Consumer Discretionary	1,388	35,639	0.31
Charter Communications Inc	Communication Services	123	35,071	0.30
Aflac Inc	Financials	747	34,044	0.29
Jack Henry & Associates Inc	Information Technology	263	33,306	0.29
Macy’s Inc	Consumer Discretionary	1,117	33,251	0.29

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Stericycle Inc	Industrials	886	$32,495	0.28%
Coty Inc	Consumer Staples	4,911	32,217	0.28
Universal Health Services Inc	Health Care	264	30,770	0.27
Verisk Analytics Inc	Industrials	258	28,123	0.24
Cooper Cos Inc/The	Health Care	105	26,748	0.23
Fiserv Inc	Information Technology	352	25,858	0.22
Zimmer Biomet Holdings Inc	Health Care	228	23,602	0.20
Broadridge Financial Solutions Inc	Information Technology	243	23,369	0.20
People’s United Financial Inc	Financials	1,547	22,318	0.19
Cabot Oil & Gas Corp	Energy	982	21,952	0.19
WW Grainger Inc	Industrials	76	21,522	0.19
Motorola Solutions Inc	Information Technology	186	21,344	0.18
H&R Block Inc	Consumer Discretionary	814	20,649	0.18
Tractor Supply Co	Consumer Discretionary	247	20,621	0.18
Laboratory Corp of America Holdings	Health Care	156	19,670	0.17
Expeditors International of Washington I	Industrials	281	19,165	0.17
Ball Corp	Materials	415	19,096	0.17
Assurant Inc	Financials	206	18,468	0.16
Gap Inc/The	Consumer Discretionary	716	18,447	0.16
Yum! Brands Inc	Consumer Discretionary	184	16,918	0.15
Archer-Daniels-Midland Co	Consumer Staples	400	16,406	0.14
M&T Bank Corp	Financials	113	16,214	0.14
Nordstrom Inc	Consumer Discretionary	311	14,511	0.13
Copart Inc	Industrials	303	14,496	0.13
Carnival Corp	Consumer Discretionary	278	13,699	0.12
Perrigo Co PLC	Health Care	342	13,255	0.11
JB Hunt Transport Services Inc	Industrials	138	12,846	0.11
Quest Diagnostics Inc	Health Care	153	12,704	0.11
Willis Towers Watson PLC	Financials	83	12,667	0.11
AmerisourceBergen Corp	Health Care	114	8,502	0.07
DaVita Inc	Health Care	150	7,730	0.07
Capri Holdings Ltd	Consumer Discretionary	202	7,675	0.07
AES Corp/VA	Utilities	456	6,599	0.06
Varian Medical Systems Inc	Health Care	54	6,123	0.05

A basket (JPGSMOUS) of common stocks

Common Stocks	Sector	Shares	Value	Weight
Microsoft Corp	Information Technology	7,337	$745,209	4.20%
Amazon.com Inc	Consumer Discretionary	462	693,284	3.91
Apple Inc	Information Technology	4,168	657,439	3.71
Pfizer Inc	Health Care	8,728	380,972	2.15
Merck & Co Inc	Health Care	4,274	326,605	1.84
Verizon Communications Inc	Communication Services	5,405	303,851	1.71
UnitedHealth Group Inc	Health Care	1,201	299,209	1.69
Mastercard Inc	Information Technology	1,523	287,392	1.62
Visa Inc	Information Technology	2,127	280,620	1.58
Eli Lilly & Co	Health Care	2,388	276,332	1.56
Costco Wholesale Corp	Consumer Staples	1,157	235,728	1.33
Boeing Co/The	Industrials	722	232,808	1.31
Cisco Systems Inc	Information Technology	5,332	231,045	1.30
TJX Cos Inc/The	Consumer Discretionary	5,038	225,403	1.27
Netflix Inc	Communication Services	815	218,031	1.23
Fortinet Inc	Information Technology	3,029	213,309	1.20
HCA Healthcare Inc	Health Care	1,695	210,942	1.19
Church & Dwight Co Inc	Consumer Staples	3,172	208,619	1.18
ConocoPhillips	Energy	3,312	206,518	1.16
Automatic Data Processing Inc	Information Technology	1,573	206,224	1.16
Sysco Corp	Consumer Staples	3,216	201,499	1.14

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
ABIOMED Inc	Health Care	610	$198,302	1.12%
CME Group Inc	Financials	1,042	196,050	1.11
Twenty-First Century Fox Inc	Communication Services	3,965	190,818	1.08
Abbott Laboratories	Health Care	2,609	188,715	1.06
Jack Henry & Associates Inc	Information Technology	1,475	186,591	1.05
Twenty-First Century Fox Inc	Communication Services	3,878	185,275	1.05
WellCare Health Plans Inc	Health Care	782	184,722	1.04
Progressive Corp/The	Financials	3,053	184,203	1.04
salesforce.com Inc	Information Technology	1,339	183,399	1.03
Verisk Analytics Inc	Industrials	1,669	181,955	1.03
McCormick & Co Inc/MD	Consumer Staples	1,295	180,301	1.02
Intuit Inc	Information Technology	910	179,044	1.01
Centene Corp	Health Care	1,502	173,207	0.98
Union Pacific Corp	Industrials	1,238	171,122	0.97
Advance Auto Parts Inc	Consumer Discretionary	1,072	168,864	0.95
Motorola Solutions Inc	Information Technology	1,444	166,157	0.94
Amgen Inc	Health Care	848	165,166	0.93
Discovery Inc	Communication Services	7,096	163,778	0.92
Fiserv Inc	Information Technology	2,219	163,088	0.92
United Continental Holdings Inc	Industrials	1,934	161,975	0.91
Kohl’s Corp	Consumer Discretionary	2,423	160,750	0.91
Discovery Inc	Communication Services	6,497	160,730	0.91
ONEOK Inc	Energy	2,972	160,335	0.90
O’Reilly Automotive Inc	Consumer Discretionary	462	159,067	0.90
Copart Inc	Industrials	3,315	158,385	0.89
CSX Corp	Industrials	2,510	155,932	0.88
Anthem Inc	Health Care	589	154,563	0.87
AES Corp/VA	Utilities	10,579	152,977	0.86
F5 Networks Inc	Information Technology	932	151,021	0.85
Macy’s Inc	Consumer Discretionary	5,062	150,755	0.85
Edwards Lifesciences Corp	Health Care	980	150,181	0.85
Advanced Micro Devices Inc	Information Technology	8,119	149,883	0.85
Ross Stores Inc	Consumer Discretionary	1,795	149,381	0.84
Dollar General Corp	Consumer Discretionary	1,372	148,273	0.84
Archer-Daniels-Midland Co	Consumer Staples	3,556	145,685	0.82
AutoZone Inc	Consumer Discretionary	171	143,684	0.81
Target Corp	Consumer Discretionary	2,173	143,603	0.81
Walt Disney Co/The	Communication Services	1,237	135,658	0.77
NetApp Inc	Information Technology	2,248	134,146	0.76
NextEra Energy Inc	Utilities	768	133,468	0.75
VF Corp	Consumer Discretionary	1,840	131,299	0.74
Yum! Brands Inc	Consumer Discretionary	1,419	130,399	0.74
Adobe Inc	Information Technology	545	123,260	0.70
CenturyLink Inc	Communication Services	7,643	115,785	0.65
Hormel Foods Corp	Consumer Staples	2,680	114,383	0.65
Universal Health Services Inc	Health Care	969	112,962	0.64
Broadridge Financial Solutions Inc	Information Technology	1,165	112,179	0.63
Illumina Inc	Health Care	365	109,392	0.62
Nordstrom Inc	Consumer Discretionary	2,329	108,542	0.61
IDEXX Laboratories Inc	Health Care	573	106,626	0.60
TransDigm Group Inc	Industrials	313	106,467	0.60
Total System Services Inc	Information Technology	1,307	106,246	0.60
Mosaic Co/The	Materials	3,527	103,028	0.58
HollyFrontier Corp	Energy	2,008	102,633	0.58
Anadarko Petroleum Corp	Energy	2,285	100,159	0.56
CF Industries Holdings Inc	Materials	2,291	99,660	0.56
Fluor Corp	Industrials	3,068	98,778	0.56
Zoetis Inc	Health Care	1,142	97,690	0.55
Keysight Technologies Inc	Information Technology	1,529	94,938	0.54

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
NIKE Inc	Consumer Discretionary	1,263	$93,605	0.53%
Twitter Inc	Communication Services	3,185	91,524	0.52
Hess Corp	Energy	2,136	86,491	0.49
Republic Services Inc	Industrials	1,200	86,489	0.49
Kroger Co/The	Consumer Staples	3,108	85,478	0.48
Tractor Supply Co	Consumer Discretionary	1,015	84,669	0.48
Rollins Inc	Industrials	2,338	84,388	0.48
Thermo Fisher Scientific Inc	Health Care	362	81,072	0.46
Norfolk Southern Corp	Industrials	531	79,435	0.45
Boston Scientific Corp	Health Care	2,232	78,874	0.44
Cintas Corp	Industrials	417	70,041	0.40
Ralph Lauren Corp	Consumer Discretionary	677	70,009	0.39
Flowserve Corp	Industrials	1,737	66,040	0.37
Gartner Inc	Information Technology	513	65,587	0.37
CH Robinson Worldwide Inc	Industrials	747	62,835	0.35
Darden Restaurants Inc	Consumer Discretionary	622	62,075	0.35
VeriSign Inc	Information Technology	409	60,622	0.34
NRG Energy Inc	Utilities	1,514	59,945	0.34
Henry Schein Inc	Health Care	754	59,208	0.33
Clorox Co/The	Consumer Staples	381	58,668	0.33
Marathon Oil Corp	Energy	3,973	56,973	0.32
Omnicom Group Inc	Communication Services	745	54,575	0.31
Marathon Petroleum Corp	Energy	890	52,534	0.30
Viacom Inc	Communication Services	1,964	50,475	0.28
Best Buy Co Inc	Consumer Discretionary	944	49,973	0.28
MSCI Inc	Financials	325	47,943	0.27
WW Grainger Inc	Industrials	168	47,432	0.27
Ecolab Inc	Materials	311	45,770	0.26
Genuine Parts Co	Consumer Discretionary	466	44,757	0.25
Simon Property Group Inc	Real Estate	266	44,618	0.25
IHS Markit Ltd	Industrials	925	44,384	0.25
Interpublic Group of Cos Inc/The	Communication Services	2,081	42,925	0.24
Public Service Enterprise Group Inc	Utilities	770	40,085	0.23
Chipotle Mexican Grill Inc	Consumer Discretionary	92	39,698	0.22
Discover Financial Services	Financials	606	35,771	0.20
Fidelity National Information Services I	Information Technology	319	32,727	0.18
Ulta Beauty Inc	Consumer Discretionary	133	32,654	0.18
Quest Diagnostics Inc	Health Care	383	31,930	0.18
TripAdvisor Inc	Communication Services	555	29,949	0.17
Nektar Therapeutics	Health Care	771	25,339	0.14
Cardinal Health Inc	Health Care	461	20,553	0.12
Citrix Systems Inc	Information Technology	196	20,100	0.11
FirstEnergy Corp	Utilities	487	18,270	0.10
National Oilwell Varco Inc	Energy	706	18,144	0.10
Under Armour Inc	Consumer Discretionary	1,059	17,130	0.10
Helmerich & Payne Inc	Energy	214	10,266	0.06

A basket (JPGSQUUS) of common stocks

Common Stocks	Sector	Shares	Value	Weight
Microsoft Corp	Information Technology	12,287	$1,247,985	3.72%
Johnson & Johnson	Health Care	7,583	978,570	2.92
Amazon.com Inc	Consumer Discretionary	648	973,140	2.90
Boston Scientific Corp	Health Care	19,594	692,457	2.07
Berkshire Hathaway Inc	Financials	3,151	643,421	1.92
Edwards Lifesciences Corp	Health Care	4,046	619,688	1.85
Facebook Inc	Communication Services	4,335	568,284	1.70
Medtronic PLC	Health Care	5,980	543,954	1.62
Zoetis Inc	Health Care	6,345	542,769	1.62

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Alphabet Inc	Communication Services	505	$522,659	1.56%
Intel Corp	Information Technology	11,095	520,665	1.55
Merck & Co Inc	Health Care	6,722	513,609	1.53
Alphabet Inc	Communication Services	490	512,374	1.53
Mastercard Inc	Information Technology	2,444	461,081	1.38
Walmart Inc	Consumer Staples	4,402	410,064	1.22
Cisco Systems Inc	Information Technology	9,446	409,288	1.22
Adobe Inc	Information Technology	1,668	377,299	1.13
QUALCOMM Inc	Information Technology	6,213	353,608	1.06
Nektar Therapeutics	Health Care	10,474	344,276	1.03
Activision Blizzard Inc	Communication Services	7,337	341,700	1.02
Chevron Corp	Energy	3,114	338,723	1.01
Marathon Petroleum Corp	Energy	5,674	334,842	1.00
ResMed Inc	Health Care	2,938	334,594	1.00
Amgen Inc	Health Care	1,675	325,978	0.97
Honeywell International Inc	Industrials	2,423	320,070	0.96
Pioneer Natural Resources Co	Energy	2,415	317,672	0.95
Intuit Inc	Information Technology	1,551	305,250	0.91
TripAdvisor Inc	Communication Services	5,659	305,240	0.91
International Business Machines Corp	Information Technology	2,672	303,731	0.91
PepsiCo Inc	Consumer Staples	2,670	295,009	0.88
Electronic Arts Inc	Communication Services	3,707	292,512	0.87
Sysco Corp	Consumer Staples	4,664	292,261	0.87
Kroger Co/The	Consumer Staples	10,547	290,045	0.87
Starbucks Corp	Consumer Discretionary	4,125	265,678	0.79
Costco Wholesale Corp	Consumer Staples	1,257	256,147	0.76
Texas Instruments Inc	Information Technology	2,668	252,169	0.75
Emerson Electric Co	Industrials	3,990	238,431	0.71
Hormel Foods Corp	Consumer Staples	5,549	236,849	0.71
VeriSign Inc	Information Technology	1,581	234,421	0.70
S&P Global Inc	Financials	1,332	226,373	0.68
Masco Corp	Industrials	7,679	224,547	0.67
Arista Networks Inc	Information Technology	1,061	223,642	0.67
NIKE Inc	Consumer Discretionary	3,007	222,908	0.67
Progressive Corp/The	Financials	3,611	217,834	0.65
Citrix Systems Inc	Information Technology	2,094	214,564	0.64
Aflac Inc	Financials	4,678	213,124	0.64
Robert Half International Inc	Industrials	3,654	209,017	0.62
US Bancorp	Financials	4,436	202,722	0.60
EOG Resources Inc	Energy	2,304	200,911	0.60
Marsh & McLennan Cos Inc	Financials	2,505	199,755	0.60
Linde PLC	Materials	1,280	199,679	0.60
3M Co	Industrials	1,047	199,576	0.60
Xylem Inc/NY	Industrials	2,982	198,947	0.59
Sherwin-Williams Co/The	Materials	496	195,185	0.58
Laboratory Corp of America Holdings	Health Care	1,541	194,764	0.58
Discovery Inc	Communication Services	8,382	193,463	0.58
Moody’s Corp	Financials	1,381	193,430	0.58
Kellogg Co	Consumer Staples	3,328	189,721	0.57
Apache Corp	Energy	7,194	188,855	0.56
MSCI Inc	Financials	1,271	187,391	0.56
Accenture PLC	Information Technology	1,325	186,773	0.56
Omnicom Group Inc	Communication Services	2,533	185,500	0.55
CME Group Inc	Financials	979	184,211	0.55
American Tower Corp	Real Estate	1,164	184,089	0.55
Discovery Inc	Communication Services	7,385	182,707	0.55
F5 Networks Inc	Information Technology	1,099	178,031	0.53
Aon PLC	Financials	1,213	176,360	0.53
Equinix Inc	Real Estate	495	174,516	0.52
McCormick & Co Inc/MD	Consumer Staples	1,229	171,184	0.51
Motorola Solutions Inc	Information Technology	1,476	169,842	0.51

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
NetApp Inc	Information Technology	2,819	$168,201	0.50%
Rockwell Automation Inc	Industrials	1,113	167,555	0.50
Pentair PLC	Industrials	4,414	166,776	0.50
SBA Communications Corp	Real Estate	1,025	165,906	0.50
Southwest Airlines Co	Industrials	3,567	165,773	0.49
Torchmark Corp	Financials	2,215	165,118	0.49
Simon Property Group Inc	Real Estate	976	164,017	0.49
United Parcel Service Inc	Industrials	1,653	161,250	0.48
Eaton Corp PLC	Industrials	2,346	161,059	0.48
Noble Energy Inc	Energy	8,487	159,218	0.48
NRG Energy Inc	Utilities	3,988	157,938	0.47
HP Inc	Information Technology	7,686	157,253	0.47
General Electric Co	Industrials	19,941	150,955	0.45
Goodyear Tire & Rubber Co/The	Consumer Discretionary	7,383	150,686	0.45
T Rowe Price Group Inc	Financials	1,627	150,217	0.45
Chipotle Mexican Grill Inc	Consumer Discretionary	344	148,637	0.44
American Express Co	Financials	1,531	145,929	0.44
Copart Inc	Industrials	2,983	142,506	0.43
Broadridge Financial Solutions Inc	Information Technology	1,465	141,030	0.42
CMS Energy Corp	Utilities	2,838	140,883	0.42
Freeport-McMoRan Inc	Materials	13,619	140,416	0.42
PNC Financial Services Group Inc/The	Financials	1,201	140,416	0.42
FLIR Systems Inc	Information Technology	3,217	140,081	0.42
Gilead Sciences Inc	Health Care	2,218	138,711	0.41
Harley-Davidson Inc	Consumer Discretionary	3,984	135,922	0.41
Kinder Morgan Inc/DE	Energy	8,597	132,226	0.39
PG&E Corp	Utilities	5,535	131,457	0.39
Ameriprise Financial Inc	Financials	1,234	128,801	0.38
Principal Financial Group Inc	Financials	2,915	128,742	0.38
Discover Financial Services	Financials	2,174	128,233	0.38
Delta Air Lines Inc	Industrials	2,562	127,854	0.38
General Mills Inc	Consumer Staples	3,276	127,560	0.38
Charles Schwab Corp/The	Financials	3,065	127,308	0.38
Ball Corp	Materials	2,738	125,914	0.38
Allstate Corp/The	Financials	1,514	125,077	0.37
Duke Energy Corp	Utilities	1,449	125,026	0.37
Hasbro Inc	Consumer Discretionary	1,535	124,738	0.37
Juniper Networks Inc	Information Technology	4,587	123,428	0.37
BlackRock Inc	Financials	313	123,096	0.37
SVB Financial Group	Financials	632	120,051	0.36
Entergy Corp	Utilities	1,393	119,934	0.36
VF Corp	Consumer Discretionary	1,671	119,204	0.36
Xcel Energy Inc	Utilities	2,404	118,440	0.35
Cincinnati Financial Corp	Financials	1,522	117,858	0.35
American Airlines Group Inc	Industrials	3,634	116,689	0.35
Yum! Brands Inc	Consumer Discretionary	1,229	112,942	0.34
Capri Holdings Ltd	Consumer Discretionary	2,950	111,859	0.33
Fifth Third Bancorp	Financials	4,674	109,986	0.33
News Corp	Communication Services	9,413	106,835	0.32
Cummins Inc	Industrials	744	99,395	0.30
Jack Henry & Associates Inc	Information Technology	781	98,822	0.29
Microchip Technology Inc	Information Technology	1,369	98,462	0.29
Under Armour Inc	Consumer Discretionary	5,515	97,443	0.29
Under Armour Inc	Consumer Discretionary	5,984	96,763	0.29
Huntington Bancshares Inc/OH	Financials	8,103	96,592	0.29
MGM Resorts International	Consumer Discretionary	3,859	93,622	0.28
PPL Corp	Utilities	3,294	93,312	0.28
Sealed Air Corp	Materials	2,639	91,944	0.27
Fortune Brands Home & Security Inc	Industrials	2,415	91,761	0.27
Walgreens Boots Alliance Inc	Consumer Staples	1,334	91,143	0.27
Seagate Technology PLC	Information Technology	2,341	90,343	0.27

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Tapestry Inc	Consumer Discretionary	2,638	$89,043	0.27%
Paychex Inc	Information Technology	1,340	87,322	0.26
Edison International	Utilities	1,536	87,176	0.26
McKesson Corp	Health Care	780	86,127	0.26
Iron Mountain Inc	Real Estate	2,564	83,099	0.25
ANSYS Inc	Information Technology	567	81,068	0.24
Mattel Inc	Consumer Discretionary	8,067	80,590	0.24
Ross Stores Inc	Consumer Discretionary	907	75,498	0.23
Federal Realty Investment Trust	Real Estate	626	73,937	0.22
Extra Space Storage Inc	Real Estate	794	71,841	0.21
Best Buy Co Inc	Consumer Discretionary	1,300	68,855	0.21
Conagra Brands Inc	Consumer Staples	3,058	65,317	0.19
Allegion PLC	Industrials	815	64,978	0.19
AvalonBay Communities Inc	Real Estate	373	64,912	0.19
Prudential Financial Inc	Financials	776	63,317	0.19
Equity Residential	Real Estate	933	61,582	0.18
Synopsys Inc	Information Technology	710	59,781	0.18
Gap Inc/The	Consumer Discretionary	2,302	59,298	0.18
Ecolab Inc	Materials	402	59,239	0.18
Xilinx Inc	Information Technology	681	57,995	0.17
Darden Restaurants Inc	Consumer Discretionary	573	57,173	0.17
Alexandria Real Estate Equities Inc	Real Estate	478	55,099	0.16
AES Corp/VA	Utilities	3,727	53,887	0.16
DXC Technology Co	Information Technology	995	52,886	0.16
Mosaic Co/The	Materials	1,805	52,718	0.16
Verisk Analytics Inc	Industrials	482	52,605	0.16
Ingersoll-Rand PLC	Industrials	550	50,169	0.15
AutoZone Inc	Consumer Discretionary	59	49,352	0.15
WEC Energy Group Inc	Utilities	695	48,106	0.14
Sempra Energy	Utilities	436	47,185	0.14
Cboe Global Markets Inc	Financials	476	46,599	0.14
News Corp	Communication Services	3,999	46,194	0.14
Cimarex Energy Co	Energy	700	43,174	0.13
Synchrony Financial	Financials	1,836	43,073	0.13
Nordstrom Inc	Consumer Discretionary	875	40,806	0.12
Ulta Beauty Inc	Consumer Discretionary	158	38,670	0.12
Avery Dennison Corp	Materials	373	33,534	0.10
Campbell Soup Co	Consumer Staples	975	32,174	0.10
Western Union Co/The	Information Technology	1,581	26,969	0.08
Akamai Technologies Inc	Information Technology	390	23,810	0.07
Kimco Realty Corp	Real Estate	1,586	23,238	0.07
Wynn Resorts Ltd	Consumer Discretionary	224	22,190	0.07
Comerica Inc	Financials	319	21,944	0.07

A basket (JPGSVAUS) of common stocks

Common Stocks	Sector	Shares	Value	Weight
Apple Inc	Information Technology	4,304	$678,977	3.58%
Berkshire Hathaway Inc	Financials	2,152	439,308	2.32
AT&T Inc	Communication Services	9,170	261,722	1.38
International Business Machines Corp	Information Technology	2,212	251,439	1.33
Intel Corp	Information Technology	5,252	246,490	1.30
DXC Technology Co	Information Technology	4,506	239,588	1.26
Micron Technology Inc	Information Technology	7,530	238,919	1.26
Comcast Corp	Communication Services	6,946	236,503	1.25
Western Digital Corp	Information Technology	6,190	228,848	1.21
Walmart Inc	Consumer Staples	2,389	222,546	1.17
Boeing Co/The	Industrials	688	221,977	1.17
Bank of America Corp	Financials	8,792	216,635	1.14
Marathon Petroleum Corp	Energy	3,550	209,498	1.11
Seagate Technology PLC	Information Technology	5,181	199,924	1.05

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Chevron Corp	Energy	1,823	$198,296	1.05%
MetLife Inc	Financials	4,766	195,695	1.03
Juniper Networks Inc	Information Technology	7,193	193,568	1.02
Walt Disney Co/The	Communication Services	1,764	193,421	1.02
HollyFrontier Corp	Energy	3,698	189,028	1.00
Lam Research Corp	Information Technology	1,386	188,681	1.00
Prudential Financial Inc	Financials	2,290	186,738	0.99
Alliance Data Systems Corp	Information Technology	1,197	179,610	0.95
Phillips 66	Energy	1,949	167,930	0.89
Viacom Inc	Communication Services	6,418	164,942	0.87
Allstate Corp/The	Financials	1,989	164,381	0.87
HP Inc	Information Technology	7,781	159,198	0.84
Applied Materials Inc	Information Technology	4,799	157,127	0.83
CenturyLink Inc	Communication Services	10,164	153,984	0.81
Aflac Inc	Financials	3,323	151,374	0.80
Principal Financial Group Inc	Financials	3,385	149,527	0.79
McKesson Corp	Health Care	1,328	146,695	0.77
Walgreens Boots Alliance Inc	Consumer Staples	2,138	146,099	0.77
Amgen Inc	Health Care	749	145,798	0.77
AbbVie Inc	Health Care	1,572	144,881	0.76
CVS Health Corp	Health Care	2,207	144,601	0.76
Synchrony Financial	Financials	6,140	144,053	0.76
Lincoln National Corp	Financials	2,753	141,256	0.75
Centene Corp	Health Care	1,214	140,019	0.74
ConocoPhillips	Energy	2,207	137,631	0.73
Everest Re Group Ltd	Financials	627	136,496	0.72
Broadcom Inc	Information Technology	534	135,855	0.72
Discovery Inc	Communication Services	5,885	135,825	0.72
Gilead Sciences Inc	Health Care	2,164	135,382	0.71
Capital One Financial Corp	Financials	1,785	134,957	0.71
Morgan Stanley	Financials	3,361	133,269	0.70
Oracle Corp	Information Technology	2,951	133,232	0.70
Valero Energy Corp	Energy	1,768	132,513	0.70
TE Connectivity Ltd	Information Technology	1,718	129,918	0.69
Discovery Inc	Communication Services	5,217	129,069	0.68
Mylan NV	Health Care	4,488	122,983	0.65
Tyson Foods Inc	Consumer Staples	2,289	122,223	0.64
Costco Wholesale Corp	Consumer Staples	593	120,763	0.64
Thermo Fisher Scientific Inc	Health Care	530	118,579	0.63
Molson Coors Brewing Co	Consumer Staples	2,105	118,240	0.62
Cardinal Health Inc	Health Care	2,648	118,095	0.62
Invesco Ltd	Financials	7,033	117,733	0.62
United Continental Holdings Inc	Industrials	1,395	116,809	0.62
Cognizant Technology Solutions Corp	Information Technology	1,830	116,147	0.61
Southwest Airlines Co	Industrials	2,483	115,387	0.61
Delta Air Lines Inc	Industrials	2,305	115,018	0.61
DowDuPont Inc	Materials	2,136	114,247	0.60
Symantec Corp	Information Technology	5,912	111,708	0.59
Biogen Inc	Health Care	371	111,582	0.59
DaVita Inc	Health Care	2,157	110,990	0.59
Zimmer Biomet Holdings Inc	Health Care	1,069	110,830	0.58
News Corp	Communication Services	9,763	110,805	0.58
Loews Corp	Financials	2,331	106,126	0.56
Universal Health Services Inc	Health Care	910	106,058	0.56
Laboratory Corp of America Holdings	Health Care	831	104,952	0.55
Danaher Corp	Health Care	1,004	103,567	0.55
Quest Diagnostics Inc	Health Care	1,230	102,450	0.54
Assurant Inc	Financials	1,126	100,676	0.53
Omnicom Group Inc	Communication Services	1,358	99,424	0.52
United Technologies Corp	Industrials	931	99,143	0.52
Charter Communications Inc	Communication Services	348	99,089	0.52
HCA Healthcare Inc	Health Care	779	96,915	0.51

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
General Mills Inc	Consumer Staples	2,485	$96,775	0.51%
Chubb Ltd	Financials	737	95,177	0.50
Sysco Corp	Consumer Staples	1,479	92,675	0.49
Henry Schein Inc	Health Care	1,178	92,470	0.49
DENTSPLY SIRONA Inc	Health Care	2,483	92,382	0.49
Fortune Brands Home & Security Inc	Industrials	2,422	91,998	0.49
Eaton Corp PLC	Industrials	1,335	91,636	0.48
Starbucks Corp	Consumer Discretionary	1,418	91,343	0.48
JM Smucker Co/The	Consumer Staples	946	88,461	0.47
Alaska Air Group Inc	Industrials	1,435	87,329	0.46
Exelon Corp	Utilities	1,923	86,739	0.46
Ford Motor Co	Consumer Discretionary	11,295	86,411	0.46
Celgene Corp	Health Care	1,341	85,940	0.45
Nielsen Holdings PLC	Industrials	3,677	85,774	0.45
Lowe’s Cos Inc	Consumer Discretionary	919	84,852	0.45
Cummins Inc	Industrials	633	84,637	0.45
Booking Holdings Inc	Consumer Discretionary	48	82,771	0.44
Skyworks Solutions Inc	Information Technology	1,216	81,473	0.43
Citizens Financial Group Inc	Financials	2,680	79,688	0.42
Unum Group	Financials	2,660	78,139	0.41
Mondelez International Inc	Consumer Staples	1,935	77,467	0.41
Cerner Corp	Health Care	1,464	76,767	0.41
Lennar Corp	Consumer Discretionary	1,935	75,747	0.40
PulteGroup Inc	Consumer Discretionary	2,903	75,455	0.40
NRG Energy Inc	Utilities	1,890	74,831	0.39
Eversource Energy	Utilities	1,150	74,794	0.39
Perrigo Co PLC	Health Care	1,924	74,551	0.39
Quanta Services Inc	Industrials	2,469	74,325	0.39
Microchip Technology Inc	Information Technology	1,029	73,997	0.39
Snap-on Inc	Industrials	509	73,966	0.39
Nektar Therapeutics	Health Care	2,239	73,592	0.39
AmerisourceBergen Corp	Health Care	971	72,240	0.38
Campbell Soup Co	Consumer Staples	2,180	71,915	0.38
Target Corp	Consumer Discretionary	1,088	71,896	0.38
Foot Locker Inc	Consumer Discretionary	1,326	70,545	0.37
Torchmark Corp	Financials	943	70,270	0.37
Parker-Hannifin Corp	Industrials	470	70,042	0.37
Johnson Controls International plc	Industrials	2,351	69,693	0.37
Anthem Inc	Health Care	260	68,339	0.36
Kohl’s Corp	Consumer Discretionary	1,019	67,574	0.36
Masco Corp	Industrials	2,276	66,551	0.35
Fifth Third Bancorp	Financials	2,827	66,531	0.35
Kroger Co/The	Consumer Staples	2,417	66,457	0.35
IHS Markit Ltd	Industrials	1,379	66,146	0.35
Macy’s Inc	Consumer Discretionary	2,197	65,430	0.35
PG&E Corp	Utilities	2,732	64,885	0.34
Goodyear Tire & Rubber Co/The	Consumer Discretionary	3,137	64,018	0.34
State Street Corp	Financials	1,011	63,740	0.34
Dollar Tree Inc	Consumer Discretionary	699	63,172	0.33
Cincinnati Financial Corp	Financials	805	62,338	0.33
Hologic Inc	Health Care	1,453	59,727	0.32
Agilent Technologies Inc	Health Care	868	58,551	0.31
Duke Energy Corp	Utilities	665	57,408	0.30
Travelers Cos Inc/The	Financials	458	54,857	0.29
PVH Corp	Consumer Discretionary	590	54,810	0.29
Best Buy Co Inc	Consumer Discretionary	1,027	54,367	0.29
eBay Inc	Consumer Discretionary	1,890	53,049	0.28
Harley-Davidson Inc	Consumer Discretionary	1,538	52,469	0.28
BorgWarner Inc	Consumer Discretionary	1,507	52,358	0.28
Archer-Daniels-Midland Co	Consumer Staples	1,257	51,490	0.27
Capri Holdings Ltd	Consumer Discretionary	1,342	50,896	0.27
Electronic Arts Inc	Communication Services	638	50,307	0.27

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Freeport-McMoRan Inc	Materials	4,786	$49,339	0.26%
News Corp	Communication Services	4,224	48,792	0.26
Expedia Group Inc	Consumer Discretionary	432	48,673	0.26
LKQ Corp	Consumer Discretionary	2,038	48,373	0.26
Mohawk Industries Inc	Consumer Discretionary	413	48,327	0.25
Alliant Energy Corp	Utilities	1,141	48,187	0.25
Fortive Corp	Industrials	698	47,224	0.25
Dollar General Corp	Consumer Discretionary	437	47,198	0.25
LyondellBasell Industries NV	Materials	552	45,896	0.24
General Dynamics Corp	Industrials	291	45,757	0.24
Coty Inc	Consumer Staples	6,960	45,656	0.24
Regeneron Pharmaceuticals Inc	Health Care	121	45,146	0.24
Edison International	Utilities	789	44,817	0.24
Advance Auto Parts Inc	Consumer Discretionary	284	44,773	0.24
Westrock Co	Materials	1,183	44,659	0.24
CenterPoint Energy Inc	Utilities	1,582	44,649	0.24
Ingersoll-Rand PLC	Industrials	481	43,841	0.23
IQVIA Holdings Inc	Health Care	375	43,539	0.23
AES Corp/VA	Utilities	2,999	43,365	0.23
Nordstrom Inc	Consumer Discretionary	929	43,301	0.23
International Paper Co	Materials	1,065	42,966	0.23
CH Robinson Worldwide Inc	Industrials	502	42,245	0.22
Genuine Parts Co	Consumer Discretionary	438	42,012	0.22
AutoZone Inc	Consumer Discretionary	47	39,759	0.21
Pentair PLC	Industrials	1,050	39,680	0.21
Mosaic Co/The	Materials	1,350	39,420	0.21
Nucor Corp	Materials	739	38,303	0.20
DTE Energy Co	Utilities	345	38,076	0.20
National Oilwell Varco Inc	Energy	1,480	38,027	0.20
SunTrust Banks Inc	Financials	754	38,010	0.20
Consolidated Edison Inc	Utilities	493	37,690	0.20
Newell Brands Inc	Consumer Discretionary	2,014	37,439	0.20
Ralph Lauren Corp	Consumer Discretionary	338	35,020	0.18
Sherwin-Williams Co/The	Materials	86	33,687	0.18
Activision Blizzard Inc	Communication Services	708	32,973	0.17
Church & Dwight Co Inc	Consumer Staples	491	32,291	0.17
Jefferies Financial Group Inc	Financials	1,846	32,040	0.17
Gap Inc/The	Consumer Discretionary	1,181	30,418	0.16
Republic Services Inc	Industrials	409	29,499	0.16
H&R Block Inc	Consumer Discretionary	1,150	29,185	0.15
Ross Stores Inc	Consumer Discretionary	349	29,000	0.15
Norwegian Cruise Line Holdings Ltd	Consumer Discretionary	656	27,789	0.15
Eastman Chemical Co	Materials	373	27,263	0.14
Ball Corp	Materials	559	25,685	0.14
Hilton Worldwide Holdings Inc	Consumer Discretionary	357	25,614	0.14
Regions Financial Corp	Financials	1,872	25,045	0.13
AMETEK Inc	Industrials	370	25,032	0.13
Entergy Corp	Utilities	289	24,907	0.13
Discover Financial Services	Financials	422	24,890	0.13
Kraft Heinz Co/The	Consumer Staples	576	24,774	0.13
CF Industries Holdings Inc	Materials	564	24,561	0.13
DR Horton Inc	Consumer Discretionary	702	24,315	0.13
Tapestry Inc	Consumer Discretionary	708	23,882	0.13
Carnival Corp	Consumer Discretionary	438	21,601	0.11
Interpublic Group of Cos Inc/The	Communication Services	984	20,291	0.11
Varian Medical Systems Inc	Health Care	177	20,021	0.11
Evergy Inc	Utilities	341	19,359	0.10
Hormel Foods Corp	Consumer Staples	440	18,790	0.10
Packaging Corp of America	Materials	169	14,134	0.07
MGM Resorts International	Consumer Discretionary	548	13,287	0.07
United Rentals Inc	Industrials	128	13,081	0.07
Hanesbrands Inc	Consumer Discretionary	976	12,229	0.06

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED & WRITTEN OPTIONS CONTRACTS — At December 31, 2018, the Fund had the following purchased & written options contracts:

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by the Fund	Unrealized Appreciation/ (Depreciation)
Purchased options contracts:
Calls
CBOE Volatility Index	Morgan Stanley Co., Inc.	19 USD	01/16/2019	530	$1,347,260	$283,550	$148,930	$134,620
		22 USD	02/13/2019	440	1,118,480	110,000	105,820	4,180
		23 USD	03/19/2019	400	1,016,800	88,000	107,200	(19,200)
Total calls				1,370		$481,550	$361,950	$119,600
Puts
S&P 500 Index	Morgan Stanley Co., Inc.	2,100 USD	01/18/2019	5	1,253,425	913	3,170	(2,257)
		2,150 USD	01/18/2019	9	2,256,165	2,273	9,972	(7,699)
		2,250 USD	01/18/2019	12	3,008,220	6,420	10,333	(3,913)
		2,300 USD	01/18/2019	6	1,504,110	5,010	6,458	(1,448)
		2,350 USD	01/18/2019	1	250,685	1,315	771	544
		2,400 USD	01/18/2019	3	752,055	6,255	2,434	3,821
		2,050 USD	02/15/2019	4	1,002,740	2,180	3,158	(978)
		2,100 USD	02/15/2019	7	1,754,795	5,005	5,620	(615)
		2,150 USD	02/15/2019	10	2,506,850	9,550	9,558	(8)
		2,200 USD	02/15/2019	11	2,757,535	14,245	8,013	6,232
		2,300 USD	02/15/2019	3	752,055	7,215	3,572	3,643
		1,750 USD	03/15/2019	10	2,506,850	2,675	6,668	(3,993)
		2,000 USD	03/15/2019	7	1,754,795	5,635	5,530	105
		2,050 USD	03/15/2019	5	1,253,425	5,175	3,529	1,646
		2,100 USD	03/15/2019	2	501,370	2,670	1,442	1,228
		2,250 USD	03/15/2019	3	752,055	8,684	4,531	4,153
Total puts				98		$85,220	$84,759	$461
Total purchased options contracts				1,468		$566,770	$446,709	$120,061
Written options contracts:
Calls
S&P 500 Index	Morgan Stanley Co., Inc.	2,750 USD	01/18/2019	5	$(1,253,425)	$(287)	$(40,162)	$39,875
		2,775 USD	01/18/2019	1	(250,685)	(38)	(4,939)	4,901
		2,800 USD	01/18/2019	9	(2,256,165)	(247)	(32,833)	32,586
		2,825 USD	01/18/2019	3	(752,055)	(60)	(18,891)	18,831
		2,875 USD	01/18/2019	8	(2,005,480)	(60)	(32,812)	32,752
		2,950 USD	01/18/2019	6	(1,504,110)	(45)	(14,721)	14,676
		2,975 USD	01/18/2019	5	(1,253,425)	(25)	(19,902)	19,877
		2,600 USD	02/15/2019	1	(250,685)	(3,395)	(6,689)	3,294
		2,700 USD	02/15/2019	2	(501,370)	(1,970)	(13,180)	11,210
		2,725 USD	02/15/2019	6	(1,504,110)	(4,140)	(38,402)	34,262
		2,750 USD	02/15/2019	5	(1,253,425)	(2,425)	(36,245)	33,820
		2,775 USD	02/15/2019	4	(1,002,740)	(1,340)	(31,144)	29,804
		2,800 USD	02/15/2019	8	(2,005,480)	(1,900)	(40,674)	38,774
		2,825 USD	02/15/2019	7	(1,754,795)	(1,172)	(47,975)	46,803
		2,850 USD	02/15/2019	3	(752,055)	(368)	(7,102)	6,734
		2,450 USD	03/15/2019	10	(2,506,850)	(130,000)	(87,814)	(42,186)
		2,625 USD	03/15/2019	7	(1,754,795)	(27,965)	(54,560)	26,595
		2,725 USD	03/15/2019	6	(1,504,110)	(8,970)	(42,863)	33,893

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

December 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED & WRITTEN OPTIONS CONTRACTS (continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by the Fund	Unrealized Appreciation/ (Depreciation)
Written options contracts: (continued)
Calls (continued)
		2,750 USD	03/15/2019	2	$(501,370)	$(2,290)	$(17,469)	$15,179
		2,850 USD	03/15/2019	3	(752,055)	(1,155)	(10,528)	9,373
Total calls				101		$(187,852)	$(598,905)	$411,053
Puts
S&P 500 Index	Morgan Stanley Co., Inc.	2,650 USD	01/18/2019	5	(1,253,425)	(74,425)	(30,796)	(43,629)
		2,675 USD	01/18/2019	1	(250,685)	(17,175)	(6,349)	(10,826)
		2,700 USD	01/18/2019	9	(2,256,165)	(176,085)	(118,798)	(57,287)
		2,725 USD	01/18/2019	3	(752,055)	(65,985)	(14,159)	(51,826)
		2,775 USD	01/18/2019	8	(2,005,480)	(215,480)	(63,090)	(152,390)
		2,850 USD	01/18/2019	6	(1,504,110)	(206,400)	(59,003)	(147,397)
		2,875 USD	01/18/2019	1	(250,685)	(36,895)	(5,594)	(31,301)
		2,900 USD	01/18/2019	3	(752,055)	(118,155)	(17,719)	(100,436)
		2,500 USD	02/15/2019	1	(250,685)	(7,585)	(5,499)	(2,086)
		2,600 USD	02/15/2019	8	(2,005,480)	(102,360)	(53,642)	(48,718)
		2,625 USD	02/15/2019	4	(1,002,740)	(57,860)	(26,645)	(31,215)
		2,650 USD	02/15/2019	5	(1,253,425)	(81,425)	(28,051)	(53,374)
		2,675 USD	02/15/2019	8	(2,005,480)	(146,040)	(64,434)	(81,606)
		2,700 USD	02/15/2019	7	(1,754,795)	(142,450)	(46,275)	(96,175)
		2,750 USD	02/15/2019	3	(752,055)	(74,505)	(28,474)	(46,031)
		2,300 USD	03/15/2019	10	(2,506,850)	(37,150)	(74,247)	37,097
		2,500 USD	03/15/2019	7	(1,754,795)	(65,555)	(48,050)	(17,505)
		2,600 USD	03/15/2019	6	(1,504,110)	(86,190)	(45,795)	(40,395)
		2,625 USD	03/15/2019	2	(501,370)	(31,831)	(12,609)	(19,222)
		2,750 USD	03/15/2019	3	(752,055)	(76,515)	(32,743)	(43,772)
Total puts				100		$(1,820,066)	$(781,972)	$(1,038,094)
Total written options contracts				201		$(2,007,918)	$(1,380,877)	$(627,041)

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments

December 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Securities – 2.9%
FHLMC – 1.5%
$11	5.000%	02/01/2019	$11
8,204	5.500	01/01/2020	8,247
41,032	5.000	11/01/2025	42,926
73,430	5.000	08/01/2028	77,084
11,393	5.000	01/01/2033	12,065
1,208	5.000	03/01/2033	1,287
6,514	5.000	04/01/2033	6,942
956	5.000	05/01/2033	1,019
3,770	5.000	06/01/2033	4,018
22,552	5.000	07/01/2033	24,034
31,793	5.000	08/01/2033	33,868
2,791	5.000	09/01/2033	2,975
6,926	5.000	10/01/2033	7,381
12,878	5.000	11/01/2033	13,724
7,888	5.000	12/01/2033	8,406
7,370	5.000	01/01/2034	7,854
23,236	5.000	02/01/2034	24,764
9,562	5.000	03/01/2034	10,192
15,744	5.000	04/01/2034	16,783
25,556	5.000	05/01/2034	27,236
341,677	5.000	06/01/2034	364,141
4,401	5.000	11/01/2034	4,691
92,039	5.000	04/01/2035	98,087
1,580,667	5.000	07/01/2035	1,684,904
10,914	5.000	11/01/2035	11,632
69,387	5.000	03/01/2036	73,768
26,248	5.000	03/01/2037	27,927
75,858	5.000	12/01/2037	80,711
130,679	5.000	02/01/2038	139,040
342,031	5.000	03/01/2038	363,930
170,487	5.000	07/01/2038	181,402
146,417	5.000	11/01/2038	155,791
377,178	5.000	12/01/2038	401,309
210,532	5.000	01/01/2039	224,011
49,500	5.000	02/01/2039	52,670
347,533	5.000	06/01/2041	369,768

			4,564,598

FNMA – 1.4%
221	5.500	02/01/2019	221
322	5.500	03/01/2019	322
497	5.500	04/01/2019	498
466	5.500	05/01/2019	466
2,703	5.500	06/01/2019	2,706
9,365	5.500	07/01/2019	9,387
10,807	5.500	08/01/2019	10,837
10,481	5.500	09/01/2019	10,522
2,717	5.500	10/01/2019	2,728
4,716	5.500	11/01/2019	4,743
7,464	5.500	12/01/2019	7,503
538	5.500	01/01/2020	542
70	5.500	06/01/2020	70
70,360	5.500	07/01/2020	70,735
5,263	6.000	03/01/2034	5,832
19,344	6.000	08/01/2034	21,489
112,873	6.000	08/01/2035	125,645

Mortgage-Backed Securities – (continued)
FNMA – (continued)
109,453	6.000	09/01/2035	121,610
26,092	6.000	10/01/2035	28,980
194,516	6.000	11/01/2035	216,064
524,129	6.000	03/01/2036	582,185
4,126	6.000	06/01/2036	4,578
947,220	6.000	09/01/2036	1,039,305
216,219	6.000	12/01/2036	240,759
14,760	6.000	02/01/2037	16,396
2,066	6.000	04/01/2037	2,283
3,772	6.000	05/01/2037	4,189
92,975	6.000	06/01/2037	103,604
74,164	6.000	07/01/2037	82,642
226,715	6.000	08/01/2037	250,305
63,985	6.000	09/01/2037	71,270
12,260	6.000	10/01/2037	13,651
32,481	6.000	11/01/2037	36,252
2,661	6.000	12/01/2037	2,969
305,549	6.000	01/01/2038	340,179
44,042	6.000	03/01/2038	49,004
2,560	6.000	04/01/2038	2,855
13,074	6.000	05/01/2038	14,572
1,138	6.000	09/01/2038	1,271
71,893	6.000	10/01/2038	80,155
2,823	6.000	12/01/2038	3,119
2,496	6.000	01/01/2039	2,781
10,006	4.000	08/01/2039	10,306
26,951	4.500	02/01/2040	28,214
3,018	6.000	04/01/2040	3,362
125,550	6.000	06/01/2040	139,872
293,996	6.000	05/01/2041	326,936
121,234	4.500	08/01/2041	126,829

			4,220,743

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $8,881,286)			$8,785,341

Collateralized Mortgage Obligations – 9.0%
Agency Multi-Family(a) – 7.2%
FHLMC Multifamily Structured Pass-Through Certificates REMIC Series K011, Class A2
$5,433,297	4.084%	11/25/2020	$5,508,842
FHLMC Multifamily Structured Pass-Through Certificates REMIC Series K714, Class A2
16,293,062	3.034	10/25/2020	16,267,583

			21,776,425

Regular Floater(a) – 0.6%
FHLMC REMIC Series 3371, Class FA(b)
189,964	3.055	09/15/2037	191,952
NCUA Guaranteed Notes Trust Series 2010-R1, Class 1A(b)
245,873	2.829	10/07/2020	245,870
NCUA Guaranteed Notes Trust Series 2011-R2, Class 1A
855,844	2.779	02/06/2020	855,142
NCUA Guaranteed Notes Trust Series 2011-R3, Class 1A(b)
467,357	2.800	03/11/2020	466,918

			1,759,882

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments (continued)

December 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value

Collateralized Mortgage Obligations – (continued)
Sequential Fixed Rate – 1.2%
FHLMC REMIC Series 2755, Class ZA(b)
$443,423	5.000%	02/15/2034	$475,166
FHLMC REMIC Series 4273, Class PD(b)
1,171,065	6.500	11/15/2043	1,331,682
FNMA REMIC Series 2012-111, Class B
343,192	7.000	10/25/2042	389,017
FNMA REMIC Series 2012-153, Class B
1,216,310	7.000	07/25/2042	1,384,850

			3,580,715

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $28,148,718)			$27,117,022

Asset-Backed Securities(a)(b) – 0.1%
Home Equity – 0.1%
GMACM Home Equity Loan Trust Series 2007-HE3, Class 1A1
$12,576	7.000%	09/25/2037	$12,646
GMACM Home Equity Loan Trust Series 2007-HE3, Class 2A1
68,176	7.000	09/25/2037	70,412
NCUA Guaranteed Notes Trust Series 2010-A1, Class A
221,336	2.737	12/07/2020	221,535

TOTAL ASSET-BACKED SECURITIES
(Cost $302,240)			$304,593

U.S. Treasury Obligations – 12.4%
U.S. Treasury Bonds
$1,100,000	2.750%	11/15/2042	$1,052,705
1,990,000	3.750	11/15/2043	2,249,110
7,700,000	3.000 (c)	11/15/2044	7,692,341
4,780,000	3.000	05/15/2047	4,763,753
U.S. Treasury Notes
6,620,000	1.125	07/31/2021	6,398,078
4,610,000	1.875	01/31/2022	4,528,962
7,070,000	2.125	07/31/2024	6,916,675
900,000	2.750	06/30/2025	909,166
2,490,000	2.625	12/31/2025	2,495,853
410,000	2.250	02/15/2027	398,273

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $37,800,772)			$37,404,916

Shares	Description	Value

Exchange Traded Fund(d) –25.0%
750,000	Goldman Sachs Access Treasury 0-1 Year ETF	$75,037,500
(Cost $75,030,000)

Shares	Dividend Rate	Value

Investment Company(d) – 37.9%
Goldman Sachs Financial Square Government Fund – Institutional Shares
113,968,231	2.521%	$113,968,231
(Cost $113,968,231)

Principal Amount	Interest Rate	Maturity Date	Value

Short-Term Investments – 1.2%
Commercial Paper – 1.2%
Bell Canada, Inc.
$1,239,000	2.684%	01/22/2019	$1,236,920
VW Credit, Inc.
2,400,000	2.819	03/20/2019	2,383,637

TOTAL SHORT-TERM INVESTMENTS
(Cost $3,622,621)			$3,620,557

TOTAL INVESTMENTS –88.5%
(Cost $267,753,868)			$266,238,160

OTHER ASSETS IN EXCESS OF LIABILITIES – 11.5%			34,678,022

NET ASSETS – 100.0%			$300,916,182

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on December 31, 2018.

(b)	Securities with “Call” features. Maturity dates disclosed are the final maturity dates.

(c)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions. Total market value of these securities amounts to $984,020, which represents 0.3% of net assets as of December 31, 2018.

(d)	Represents an Affiliated Issuer.

Investment Abbreviations:
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
REMIC	— Real Estate Mortgage Investment Conduit

Currency Abbreviation:
USD	— United States Dollar

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury Long Bond	48	03/20/2019	$7,014,000	$331,233
Short position contracts:
3 Month Eurodollar	(13)	06/17/2019	$(3,162,900)	$22,078
3 Month Eurodollar	(261)	12/16/2019	(63,514,350)	(180,054)
3 Month Eurodollar	(35)	12/14/2020	(8,533,000)	(65,950)
U.S. Treasury 2 Year Note	(20)	03/29/2019	(4,245,312)	(28,242)
U.S. Treasury 5 Year Note	(187)	03/29/2019	(21,442,180)	(350,100)
U.S. Treasury 10 Year Note	(128)	03/20/2019	(15,622,000)	(320,428)
U.S. Treasury Ultra Bond	(115)	03/20/2019	(18,525,781)	(982,262)

Total				$(1,904,958)

Total Futures Contracts				$(1,573,725)

SWAP CONTRACTS — At December 31, 2018, the Fund had the following swap contracts:

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Referenced Obligation/Index(a)	Financing Rate Received (Paid) by the Fund	Counterparty	Termination Date		Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation)(b)
S&P GSCI Energy 1 Month Forward Index	(0.130)%	BNP Paribas SA	04/10/2019	USD	117,647	$—
Macquarie Investor Product 276E Index(*)	(0.000)	Macquarie Bank Ltd.	02/15/2019		95,632	—
BAML Commodity Excess Return Strategy Index(*)	(0.000)	Merrill Lynch International	05/24/2019		129,804	—

TOTAL						$—

*	The components of the basket are shown below.
(a)	Payments made monthly.
(b)	There are no upfront payments on the swap contracts listed above; therefore the unrealized gains (losses) on the swap contracts are equal to their value.

A basket (Macquarie Investor Product 276E Index) of commodities

Description	Sector	Number of Contracts	Value	Weight
WTI	Energy	1,000	$45,410	23.24%
Brent	Energy	1,000	53,800	17.71
Corn	Grains	5,000	18,750	5.29
GasOil	Energy	100	51,125	5.16
Copper	Metals	25	149,194	4.68
Live Cattle	Meats	40,000	49,550	4.56
Gold	Precious	100	128,130	4.41
Heating Oil	Energy	42,000	70,535	4.18
Gasoline RBOB	Energy	42,000	54,688	3.83
Natural Gas	Energy	10,000	29,400	3.77
Aluminum	Metals	25	45,906	3.67
Wheat	Grains	5,000	25,162	3.59
Soybeans	Grains	5,000	44,750	3.41
Lean Hogs	Meats	40,000	24,390	2.09

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments (continued)

December 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Description	Sector	Number of Contracts	Value	Weight
Sugar	Softs	112,000	$13,474	1.71%
Cotton	Textiles	50,000	36,100	1.62
Feeder Cattle	Meats	50,000	73,375	1.40
Winter Wheat	Grains	5,000	24,437	1.27
Zinc	Metals	25	61,888	1.22
Lead	Metals	25	50,550	0.80
Coffee	Softs	37,500	38,194	0.75
Nickel	Metals	6	63,927	0.73
Silver	Precious	5,000	77,700	0.47
Cocoa	Softs	10	24,160	0.42

A basket (BAML Commodity Excess Return Strategy Index) of commodities

Description	Sector	Number of Contracts	Value	Weight
WTI	Energy	1,000	$45,410	23.12%
Brent	Energy	1,000	53,800	17.73
Corn	Grains	5,000	18,750	5.29
GasOil	Energy	100	51,125	5.17
Copper	Metals	25	149,194	4.69
Live Cattle	Meats	40,000	49,550	4.57
Gold	Precious	100	128,130	4.42
Heating Oil	Energy	42,000	70,535	4.19
Gasoline RBOB	Energy	42,000	54,688	3.84
Natural Gas	Energy	10,000	29,400	3.78
Aluminum	Metals	25	45,906	3.68
Wheat	Grains	5,000	25,162	3.59
Soybeans	Grains	5,000	44,750	3.42
Lean Hogs	Meats	40,000	24,390	2.10
Sugar	Softs	112,000	13,474	1.72
Cotton	Textiles	50,000	36,100	1.62
Feeder Cattle	Meats	50,000	73,375	1.40
Winter Wheat	Grains	5,000	24,437	1.28
Zinc	Metals	25	61,888	1.22
Lead	Metals	25	50,550	0.80
Coffee	Softs	37,500	38,194	0.75
Nickel	Metals	6	63,927	0.73
Silver	Precious	5,000	77,700	0.47
Cocoa	Softs	10	24,160	0.42

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Schedule of Investments

December 31, 2018

Shares	Dividend Rate	Value

Investment Companies(a) – 77.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
195,709,998	2.521%	$195,709,998

TOTAL INVESTMENTS – 77.5%
(Cost $195,709,998)		$195,709,998

OTHER ASSETS IN EXCESS OF LIABILITIES – 22.5%		56,673,479

NET ASSETS – 100.0%		$252,383,477

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.

Investment Abbreviations:
BA	— Banker Acceptance Rate
BBR	— Bank Bill Reference Rate
BUBOR	— Budapest Interbank Offered Rate
EURIBOR	— Euro Interbank Offered Rate
JIBAR	— Johannesburg Interbank Agreed Rate
LIBOR	— London Interbank Offered Rate
PRIBOR	— Prague Interbank Offered Rate
STIBOR	— Stockholm Interbank Offered Rate
TIIE	— Interbank Equilibrium Interest Rate
WIBOR	— Warsaw Interbank Offered Rate

Currency Abbreviations:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
CLP	— Chilean Peso
COP	— Colombian Peso
CZK	— Czech Koruna
EUR	— Euro
GBP	— British Pound
HUF	— Hungarian Forint
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PLN	— Polish Zloty
RUB	— Russian Ruble
SEK	— Swedish Krona
TRY	— Turkish Lira
USD	— United States Dollar
ZAR	— South African Rand

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Morgan Stanley Co., Inc.	BRL	15,980,000	USD	4,083,301	01/03/2019	$39,772
	CHF	332,000	USD	338,001	03/20/2019	2,217
	EUR	6,573,000	USD	7,544,939	03/20/2019	34,688
	GBP	154,000	USD	195,555	03/20/2019	1,465
	INR	250,000,000	USD	3,466,075	03/20/2019	98,710
	JPY	56,276,000	USD	505,486	03/20/2019	11,138
	KRW	4,720,000,000	USD	4,217,844	03/20/2019	31,803
	MXN	10,901,000	USD	523,190	03/20/2019	24,948
	SEK	12,133,000	USD	1,354,825	03/20/2019	22,574
	TRY	5,000,000	USD	885,975	03/20/2019	21,231
	USD	8,367,367	AUD	11,578,000	03/20/2019	201,747
	USD	16,116,858	CAD	21,571,000	03/20/2019	288,063
	USD	7,464,808	CLP	4,990,000,000	03/20/2019	268,604
	USD	7,335,749	COP	23,386,000,000	03/20/2019	160,784

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Schedule of Investments (continued)

December 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Morgan Stanley Co., Inc. (continued)
	USD	13,749,462	GBP	10,699,250	03/20/2019	$61,423
	USD	12,105,358	KRW	13,420,000,000	03/20/2019	22,674
	USD	13,613,383	NOK	115,600,000	03/20/2019	198,418
	USD	606,447	NZD	880,000	03/20/2019	14,997
	USD	6,270,221	RUB	422,500,000	03/20/2019	267,700
	USD	308,162	ZAR	4,426,000	03/20/2019	3,345

TOTAL						$1,776,301

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Morgan Stanley Co., Inc.	BRL	3,780,000	USD	989,969	01/03/2019	$(14,674)
	CAD	22,000	USD	16,436	03/20/2019	(293)
	GBP	2,543,000	USD	3,258,172	03/20/2019	(4,797)
	NZD	4,100,000	USD	2,821,575	03/20/2019	(65,958)
	RUB	154,500,000	USD	2,301,444	03/20/2019	(106,439)
	USD	5,058,414	BRL	19,760,000	01/03/2019	(39,954)
	USD	4,076,063	BRL	15,980,000	02/04/2019	(38,823)
	USD	2,585,427	CHF	2,539,000	03/20/2019	(16,420)
	USD	10,524,198	CZK	237,693,000	03/20/2019	(81,549)
	USD	26,771,924	EUR	23,309,000	03/20/2019	(106,746)
	USD	506,608	GBP	399,000	03/20/2019	(3,851)
	USD	9,772,992	HUF	2,748,572,000	03/20/2019	(88,527)
	USD	4,110,550	INR	293,000,000	03/20/2019	(67,378)
	USD	16,122,707	JPY	1,794,949,000	03/20/2019	(355,262)
	USD	6,094,691	MXN	126,400,000	03/20/2019	(261,118)
	USD	12,494,263	MYR	51,720,000	03/20/2019	(10,523)
	USD	10,312,313	PLN	38,576,000	03/20/2019	(14,124)
	USD	13,789,901	SEK	123,138,600	03/20/2019	(189,410)

TOTAL						$(1,465,846)

FUTURES CONTRACTS — At December 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Amsterdam Exchange Index	23	01/18/2019	$2,570,504	$49,883
CAC 40 10 Euro Index	49	01/18/2019	2,654,663	59,123
CBOE Volatility Index	167	01/16/2019	4,037,225	666,667
FTSE 100 Index	24	03/15/2019	2,037,015	14,710
Hang Seng Index	17	01/30/2019	2,806,449	22,083
IBEX 35 Index	26	01/18/2019	2,537,201	21,693
Lean Hogs	69	02/14/2019	1,683,600	(116,607)
Live Cattle	50	02/28/2019	2,480,500	79,083
LME Aluminum Base Metal	69	01/14/2019	3,144,244	(223,607)
LME Copper Base Metal	21	01/14/2019	3,129,262	(119,237)
LME Lead Base Metal	55	01/14/2019	2,772,000	43,895

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts: (continued)
LME Nickel Base Metal	34	01/14/2019	$2,166,990	$(46,490)
LME Nickel Base Metal	3	02/20/2019	191,781	(3,670)
LME Zinc Base Metal	52	01/14/2019	3,227,250	(190,673)
LME Zinc Base Metal	25	02/20/2019	1,547,188	(73,497)
Natural Gas	82	01/29/2019	2,445,240	(1,090,417)
S&P 500 E-Mini Index	78	03/15/2019	9,770,280	(20,984)
S&P/TSX 60 Index	17	03/14/2019	2,135,086	83,789
SPI 200 Index	23	03/21/2019	2,252,212	55,510
Sugar No. 11	44	02/28/2019	593,331	(32,932)

Total				$(821,678)
Short position contracts:
100 oz Gold	(30)	02/26/2019	(3,852,600)	(157,813)
BIST 30 Index	(2,306)	02/28/2019	(5,142,478)	68,031
Brent Crude Oil	(19)	01/31/2019	(1,028,850)	146,732
Coffee ’C’	(45)	03/19/2019	(1,716,187)	107,052
Corn	(97)	03/14/2019	(1,818,750)	26,719
Cotton No. 2	(39)	03/07/2019	(1,408,485)	150,316
DAX Index	(10)	03/15/2019	(3,025,210)	43,522
DJIA CBOT E-Mini Index	(4)	03/15/2019	(465,360)	26,413
EURO STOXX 50 Index	(154)	03/15/2019	(5,247,489)	109,099
Feeder Cattle	(6)	03/28/2019	(439,725)	(12,681)
FTSE/JSE Top 40 Index	(219)	03/20/2019	(7,162,955)	(184,133)
FTSE/MIB Index	(24)	03/15/2019	(2,503,143)	49,143
HSCEI	(97)	01/30/2019	(6,256,906)	(30,723)
KC HRW Wheat	(40)	03/14/2019	(978,000)	63,410
KOSPI 200 Index	(142)	03/14/2019	(8,335,723)	122,901
LME Aluminum Base Metal	(69)	01/14/2019	(3,144,244)	231,868
LME Aluminum Base Metal	(63)	02/20/2019	(2,892,094)	192,395
LME Copper Base Metal	(21)	01/14/2019	(3,129,263)	103,638
LME Copper Base Metal	(21)	02/20/2019	(3,133,069)	103,069
LME Lead Base Metal	(55)	01/14/2019	(2,772,000)	(130,980)
LME Lead Base Metal	(49)	02/20/2019	(2,476,950)	(46,316)
LME Nickel Base Metal	(34)	01/14/2019	(2,166,990)	175,414
LME Nickel Base Metal	(37)	02/20/2019	(2,365,299)	48,144
LME Zinc Base Metal	(52)	01/14/2019	(3,227,250)	72,102
LME Zinc Base Metal	(36)	02/20/2019	(2,227,950)	143,465
Low Sulphur Gasoil	(18)	02/12/2019	(909,000)	103,989
MSCI Taiwan Index	(176)	01/29/2019	(6,325,440)	(99,855)
NASDAQ 100 E-Mini Index	(10)	03/15/2019	(1,266,650)	88,712
Nikkei 225 Index	(5)	03/07/2019	(912,367)	62,992
NY Harbor ULSD	(15)	01/31/2019	(1,065,645)	121,964
OMXS30 Index	(150)	01/18/2019	(2,383,377)	77,595
RBOB Gasoline	(27)	01/31/2019	(1,490,189)	197,754
Russell 2000 E-Mini Index	(30)	03/15/2019	(2,023,500)	115,526
SET50 Index	(696)	03/28/2019	(4,459,017)	106,638
Silver	(66)	03/27/2019	(5,126,550)	(269,212)
Soybean	(18)	03/14/2019	(804,600)	26,493
TOPIX Index	(17)	03/07/2019	(2,316,455)	127,359

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Schedule of Investments (continued)

December 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts: (continued)
VSTOXX	(525)	01/16/2019	$(1,440,637)	$(274,777)
Wheat	(41)	03/14/2019	(1,031,150)	38,758
WTI Crude Oil	(26)	01/22/2019	(1,191,320)	184,038

Total				$2,028,761

Total Futures Contracts				$1,207,083

SWAP CONTRACTS — At December 31, 2018, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by the Fund	Termination Date	Notional Amount (000’s)(a)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
3 Month BBR(b)	2.000%	03/20/2020	AUD	482,090	$327,965	$55,612	$272,353
2.500%(c)	3 Month BA	03/20/2020	CAD	13,750	(24,298)	4,910	(29,208)
6 Month LIBOR(c)	0.000	03/20/2020	CHF	351,420	2,278,979	(122,707)	2,401,686
6 Month EURIBOR(c)	0.000	03/20/2020	EUR	808,540	2,029,887	1,780,532	249,355
1.000(c)	6 Month LIBOR	03/20/2020	GBP	188,250	268,651	300,499	(31,848)
3 Month STIBOR(b)	0.000	03/20/2020	SEK	3,818,640	156,295	(348,885)	505,180
3.000(c)	3 Month LIBOR	03/20/2020	USD	899,410	(2,381,930)	(913,587)	(1,468,343)
0.000(d)	6 Month EURIBOR	03/20/2021	EUR	177,090	(600,892)	(340,802)	(260,090)
1.250(c)	6 Month LIBOR	03/20/2021	GBP	119,440	(189,333)	(176,784)	(12,549)
3.000(c)	3 Month LIBOR	03/20/2021	USD	220,700	(1,580,249)	(449,654)	(1,130,595)
2.500(d)	6 Month PRIBOR	03/20/2024	CZK	447,220	(677,881)	(650,884)	(26,997)
6 Month BUBOR(c)	2.500	03/20/2024	HUF	805,560	118,050	71,457	46,593
8.250(e)	1 Month TIIE	03/20/2024	MXN	366,220	257,886	(384,666)	642,552
6 Month WIBOR(c)	2.750	03/20/2024	PLN	94,860	706,913	151,091	555,822
3 Month JIBAR(b)	8.500	03/20/2024	ZAR	53,520	117,043	68,264	48,779
3 Month BA(c)	2.750	03/20/2029	CAD	1,320	23,233	11,704	11,529
6 Month LIBOR(c)	0.500	03/20/2029	CHF	18,170	308,087	122,582	185,505
6 Month EURIBOR(c)	1.000	03/20/2029	EUR	114,400	1,916,899	1,056,636	860,263
6 Month LIBOR(c)	1.500	03/20/2029	GBP	89,530	587,717	255,564	332,153
3 Month STIBOR(b)	1.250	03/20/2029	SEK	179,480	163,230	(518,304)	681,534
3 Month LIBOR(b)	3.250	03/20/2029	USD	120,300	5,676,224	3,582,323	2,093,901
1.500(d)	6 Month EURIBOR	03/20/2049	EUR	23,810	(767,166)	(417,930)	(349,236)
1.750(c)	6 Month LIBOR	03/20/2049	GBP	21,030	(1,369,304)	(738,524)	(630,780)
3.250(c)	3 Month LIBOR	03/20/2049	USD	30,290	(2,607,798)	(1,697,179)	(910,619)

TOTAL					$4,738,208	$701,268	$4,036,940

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2018.
(b)	Payments made quarterly.
(c)	Payments made semi-annually.
(d)	Payments made annually.
(e)	Payments made monthly.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Consolidated Statements of Assets and Liabilities(a)

December 31, 2018

	Absolute Return Tracker Fund	Alternative Premia Fund	Commodity Strategy Fund	Managed Futures Strategy Fund
Assets:
Investments in unaffiliated issuers, at value (cost $817,022,167, $0, $78,755,637 and $0)(b)	$784,950,937	$—	$77,232,429	$—
Investments in affiliated issuers, at value (cost $1,729,310,513, $91,312,279, $188,998,231 and $195,709,998)	1,729,310,513	91,312,279	189,005,731	195,709,998
Investments in affiliated securities lending reinvestment vehicle, at value (cost $62,495,245, $0, $0 and $0)	62,495,245	—	—	—
Purchased Options, at value (premiums paid $0, $446,709, $0 and $0)	—	566,770	—	—
Cash	61,677,818	1,887,097	13,015,686	12,259,891
Foreign currencies, at value (cost $1,373,407, $0, $0 and $20,574,977)	1,392,814	—	—	20,841,015
Receivables:
Collateral on certain derivative contracts(c)	76,580,036	16,464,845	52,155,953	23,341,980
Fund shares sold	18,593,011	265,231	2,284,092	623,136
Dividends and interest	468,055	—	451,448	205
Reimbursement from investment adviser	175,786	—	—	1,679
Securities lending income	17,640	—	—	—
Foreign tax reclaims	16,231	242,965	—	—
Due from broker	—	2,662,658	—	—
Investments sold	—	217,779	—	—
Unrealized gain on swap contracts	574,207	3,285,526	—	—
Unrealized gain on forward foreign currency exchange contracts	562,326	670,448	—	1,776,301
Variation margin on swaps	338,875	—	—	408,886
Variation margin on futures	—	109,894	—	—
Other assets	120,505	50,846	37,076	60,696
Total assets	2,737,273,999	117,736,338	334,182,415	255,023,787

Liabilities:
Written options, at value (premiums received $5,223,991, $1,380,877, $0 and $0)	9,206,620	2,007,918	—	—
Unrealized loss on forward foreign currency exchange contracts	1,380,792	1,048,865	—	1,465,846
Unrealized loss on swap contracts	822,391	3,214,342	—	—
Variation margin on futures	766,575	—	189,347	488,032
Due to custodian — foreign currencies, at value (cost $0, $1,049,734, $0 and $0)	—	1,044,063	—	—
Variation margin on swaps	—	18,255	—	—
Payables:
Payable upon return of securities loaned	62,495,245	—	—	—
Fund shares redeemed	31,180,706	99,021	5,651,669	225,559
Management fees	1,226,640	53,568	248,989	182,431
Collateral on certain derivative contracts(c)	440,000	—	—	—
Distribution and Service fees and Transfer Agency fees	161,182	15,458	25,496	26,103
Due to broker	—	—	26,862,172	—
Accrued expenses	462,534	281,626	288,560	252,339
Total liabilities	108,142,685	7,783,116	33,266,233	2,640,310

Net Assets:
Paid-in capital	2,715,988,079	112,110,792	350,208,995	245,065,615
Total distributable earnings (loss)	(86,856,765)	(2,157,570)	(49,292,813)	7,317,862
NET ASSETS	$2,629,131,314	$109,953,222	$300,916,182	$252,383,477
Net Assets:
Class A	$65,634,804	$9,166,315	$25,350,592	$8,621,865
Class C	18,985,401	8,546,539	2,472,440	3,281,490
Institutional	2,129,116,038	32,924,231	259,238,814	83,425,268
Investor	254,436,044	9,091,759	8,272,263	105,393,384
Class P	152,975,290	13,269	3,167,009	428,671
Class R	1,953,727	12,583	2,232,854	583,816
Class R6	6,030,010	50,198,526	182,210	50,648,983
Total Net Assets	$2,629,131,314	$109,953,222	$300,916,182	$252,383,477
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	7,427,678	1,157,019	2,626,112	859,192
Class C	2,331,188	1,162,591	269,674	343,399
Institutional	233,990,871	4,057,901	26,605,157	8,112,107
Investor	28,222,393	1,130,364	848,490	10,341,128
Class P	16,821,607	1,638	324,652	41,703
Class R	227,017	1,623	235,028	59,147
Class R6	663,467	6,203,978	18,666	4,922,510
Net asset value, offering and redemption price per share:(d)
Class A	$8.84	$7.92	$9.66	$10.03
Class C	8.14	7.35	9.17	9.56
Institutional	9.10	8.11	9.74	10.28
Investor	9.02	8.04	9.75	10.19
Class P	9.09	8.10	9.76	10.28
Class R	8.61	7.75	9.50	9.87
Class R6	9.09	8.09	9.76	10.29

(a)	Statements of Assets and Liabilities for Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds are consolidated and include the balances of Cayman Commodity-ART, Ltd., Cayman Commodity-AP, Ltd., Cayman Commodity-CSF, Ltd. and Cayman Commodity-MFS, Ltd. (wholly-owned subsidiaries), respectively. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Includes loaned securities having a market value of $61,254,313 for the Absolute Return Tracker Fund.
(c)	Segregated for initial margin and/or collateral on transactions as follows:

Fund	Forwards	Futures	Options	Swaps
Absolute Return Tracker	$—	$24,819,744	$39,271,204	$12,049,088
Alternative Premia	520,000	7,147,943	6,056,371	2,740,531
Commodity Strategy	—	—	—	52,155,953
Managed Futures Strategy	5,100,000	9,329,912	—	8,912,068

(d)	Maximum public offering price per share for Class A Shares of the Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds is $9.35, $8.38, $10.12 and $10.61, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS SELECT SATELLITE FUNDS

Consolidated Statements of Operations(a)

For the Fiscal Year Ended December 31, 2018

	Absolute Return Tracker Fund	Alternative Premia Fund	Commodity Strategy Fund	Managed Futures Strategy Fund
Investment income:

Dividends — affiliated issuers (net of foreign taxes withheld of $16,185, $5,118, $85,697 and $143,231)	$26,714,035	$1,643,790	$4,250,361	$3,512,655

Dividends — unaffiliated issuers (net of foreign taxes withheld of $132,868, $0, $0 and $0)	13,217,643	50,141	—	—

Securities lending income — affiliated issuer	90,229	—	—	—

Interest	—	—	2,600,027	—
Total investment income	40,021,907	1,693,931	6,850,388	3,512,655

Expenses:

Management fees	17,774,775	972,313	1,979,215	2,763,753

Transfer Agency fees(a)	1,261,112	82,086	211,327	284,425

Custody, accounting and administrative services	362,104	126,810	131,966	86,572

Distribution and Service fees(a)	339,613	145,877	158,197	58,059

Printing and mailing costs	253,125	23,922	97,461	79,098

Registration fees	242,893	44,526	78,463	89,901

Professional fees	188,990	213,731	153,907	183,371

Trustee fees	20,516	16,251	16,861	16,648

Other	50,645	15,174	14,624	72,432
Total expenses	20,493,773	1,640,690	2,842,021	3,634,259
Less — expense reductions	(5,881,729)	(611,637)	(651,122)	(415,451)
Net expenses	14,612,044	1,029,053	2,190,899	3,218,808
NET INVESTMENT INCOME	25,409,863	664,878	4,659,489	293,847

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	6,309,032	106,023	(894,168)	(54)

Futures contracts	(15,730,881)	(2,079,583)	3,681,524	(1,841,435)

Purchased options	—	169,223	(3,583)	—

Swap contracts	(5,009,588)	(4,907,382)	(63,667,433)	(377,446)

Forward foreign currency exchange contracts	4,595,172	306,549	—	870,894

Foreign currency transactions	(1,038,129)	(563,803)	—	(1,058,531)

Written options	(1,231,980)	(1,158,465)	—	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(90,364,043)	—	(1,281,557)	—

Investments —affiliated issuers	—	—	52,500	—

Futures contracts	9,405,998	(260,804)	(1,780,020)	108,162

Purchased options	—	161,474	(6,390)	—

Swap contracts	(7,804,601)	97,363	57,377	(5,577,906)

Forward foreign currency exchange contracts	(916,683)	(302,311)	—	(257,634)

Foreign currency translation	279,214	30,840	—	1,068,731

Written options	(7,053,354)	(476,041)	—	—
Net realized and unrealized loss	(108,559,843)	(8,876,917)	(63,841,750)	(7,065,219)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(83,149,980)	$(8,212,039)	$(59,182,261)	$(6,771,372)

(a)	Statements of Operations for Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds are consolidated and include the balances of Cayman Commodity-ART, Ltd., Cayman Commodity-AP, Ltd., Cayman Commodity-CSF, Ltd. and Cayman Commodity-MFS, Ltd. (wholly-owned subsidiaries), respectively. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Class specific Distribution and Service, and/or Transfer Agency fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class P(c)	Class R	Class R6
Absolute Return Tracker	$159,534	$169,401	$10,678	$114,864	$30,492	$770,407	$311,840	$28,193	$3,844	$1,472
Alternative Premia	26,783	119,029	65	19,283	21,426	10,084	12,880	20	23	18,370
Commodity Strategy	112,675	31,739	13,783	58,590	4,126	132,477	11,003	915	3,583	633
Managed Futures Strategy	19,868	35,283	2,908	14,305	6,351	47,984	205,717	66	1,047	8,955	(d)

(c)	Commenced operations on April 17, 2018.
(d)	Commenced operations on April 30, 2018.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Consolidated Statements of Changes in Net Assets(a)

	Absolute Return Tracker Fund			Alternative Premia Fund
	For the Fiscal Year Ended December 31, 2018	For the Fiscal Year Ended December 31, 2017		For the Fiscal Year Ended December 31, 2018	For the Fiscal Year Ended December 31, 2017
From operations:
Net investment income	$25,409,863	$4,534,610		$664,878	$907,973
Net realized gain (loss)	(12,106,374)	48,742,737		(8,127,438)	46,381,732
Net change in unrealized gain (loss)	(96,453,469)	43,660,271		(749,479)	(6,227,126)
Net increase (decrease) in net assets resulting from operations	(83,149,980)	96,937,618		(8,212,039)	41,062,579

Distributions to shareholders:
From distributable earnings:
Class A Shares	(1,511,937)	(1,737,531	)(b)	(478,739)	(3,217,611	)(b)
Class C Shares	(365,221)	(498,842	)(b)	(503,059)	(3,594,182	)(b)
Institutional Shares	(57,165,461)	(50,600,912	)(b)	(601,357)	(25,901,662	)(b)
Investor Shares(c)	(6,496,428)	(3,059,831	)(b)	(488,889)	(2,124,126	)(b)
Class P Shares(d)	(4,257,351)	—		(685)	—
Class R Shares	(44,609)	(81,002	)(b)	(677)	(3,022	)(b)
Class R6 Shares	(164,520)	(74,999	)(b)	(2,753,859)	(77,154	)(b)
Total distributions to shareholders	(70,005,527)	(56,053,117)		(4,827,265)	(34,917,757)

From share transactions:
Proceeds from sales of shares	2,260,230,175	1,044,898,268		151,588,154	41,007,234
Reinvestment of distributions	54,104,738	41,929,420		4,797,057	34,267,837
Cost of shares redeemed	(1,206,677,070)	(491,766,832)		(189,468,347)	(447,712,464)
Net increase (decrease) in net assets resulting from share transactions	1,107,657,843	595,060,856		(33,083,136)	(372,437,393)
TOTAL INCREASE (DECREASE)	954,502,336	635,945,357		(46,122,440)	(366,292,571)

Net assets: (e)
Beginning of year	1,674,628,978	1,038,683,621		156,075,662	522,368,233
End of year	$2,629,131,314	$1,674,628,978		$109,953,222	$156,075,662

(a)	Statements of Changes in Net Assets for the Absolute Return Tracker and Alternative Premia Funds are consolidated and include the balances of Cayman Commodity-ART, Ltd. and Cayman Commodity-AP, Ltd. (wholly-owned subsidiaries), respectively. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Prior year information has been revised to conform to current year presentation, see prior year presentation below:

	Class A	Class C	Institutional	Investor(b)	Class R	Class R6
Distribution from net investment income:
Absolute Return Tracker Fund :	$–	$–	$(566,418)	$–	$–	$(1,115)
Alternative Premia Fund :	$(259,480)	$(190,491)	$(2,618,250)	$(197,123)	$(248)	$(74,851)
Distributions from net realized gains:
Absolute Return Tracker Fund :	$(1,737,531)	$(498,842)	$(50,034,494)	$(3,059,831)	$(81,002)	$(73,884)
Alternative Premia Fund :	$(2,958,131)	$(3,403,691)	$(23,283,412)	$(1,927,003)	$(2,774)	$(2,303)

(c)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(d)	Commenced operations on April 17, 2018.
(e)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $1,505,276 and distributions in excess of net investment income were $(245,062) for the Absolute Return Tracker and Alternative Premia Funds, respectively, as of December 31, 2017.

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS SELECT SATELLITE FUNDS

Consolidated Statements of Changes in Net Assets(a) (continued)

	Commodity Strategy Fund			Managed Futures Strategy Fund
	For the Fiscal Year Ended December 31, 2018	For the Fiscal Year Ended December 31, 2017		For the Fiscal Year Ended December 31, 2018	For the Fiscal Year Ended December 31, 2017
From operations:
Net investment income (loss)	$4,659,489	$2,308,049		$293,847	$(1,093,057)
Net realized gain (loss)	(60,883,660)	29,034,251		(2,406,572)	4,194,860
Net change in unrealized gain (loss)	(2,958,090)	(18,073,299)		(4,658,647)	1,241,057
Net increase (decrease) in net assets resulting from operations	(59,182,261)	13,269,001		(6,771,372)	4,342,860

Distributions to shareholders:
From distributable earnings:
Class A Shares	(304,997)	(2,030,384	)(b)	(11,658)	(38,110	)(c)
Class C Shares	(5,522)	(119,392	)(b)	(5,457)	(17,904	)(c)
Institutional Shares	(3,852,136)	(14,785,402	)(b)	(120,745)	(732,982	)(c)
Investor Shares(d)	(103,250)	(389,143	)(b)	(159,539)	(499,819	)(c)
Class P Shares(e)	(66,814)	—		(662)	—
Class R Shares	(17,262)	(115,598	)(b)	(935)	(2,943	)(c)
Class R6 Shares(f)	(15,225)	(1,969	)(b)	(83,342)	—
Return of capital
Class A Shares	—	(493,143)		—	—
Class C Shares	—	(32,588)		—	—
Institutional Shares	—	(3,110,881)		—	—
Investor Shares(d)	—	(103,317)		—	—
Class R Shares	—	(32,492)		—	—
Class R6 Shares(f)	—	(8,058)		—	—
Total distributions to shareholders	(4,365,206)	(21,222,367)		(382,338)	(1,291,758)

From share transactions:
Proceeds from sales of shares	199,564,222	196,756,016		184,855,172	221,978,188
Reinvestment of distributions	3,162,715	16,010,720		381,904	1,237,724
Cost of shares redeemed	(214,478,490)	(231,261,163)		(207,886,873)	(102,561,020)
Net increase (decrease) in net assets resulting from share transactions	(11,751,553)	(18,494,427)		(22,649,797)	120,654,892
TOTAL INCREASE (DECREASE)	(75,299,020)	(26,447,793)		(29,803,507)	123,705,994

Net assets: (g)
Beginning of year	376,215,202	402,662,995		282,186,984	158,480,990
End of year	$300,916,182	$376,215,202		$252,383,477	$282,186,984

(a)	Statements of Changes in Net Assets for the Commodity Strategy and Managed Futures Strategy Funds are consolidated and include the balances of Cayman Commodity-CSF, Ltd. and Cayman Commodity-MFS, Ltd. (wholly-owned subsidiaries), respectively. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Prior year information has been revised to conform to current year presentation. Distributions to shareholders consisted solely of net investment income for the fiscal year ended December 31, 2017.
(c)	Prior year information has been revised to conform to current year presentation. Distributions to shareholders consisted solely of net realized gains for the fiscal year ended December 31, 2017.
(d)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(e)	Commenced operations on April 17, 2018.
(f)	Commenced operations on April 30, 2018 for Managed Futures Strategy Fund.
(g)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $1,975,290 and distributions in excess of net investment income were $(493,733) for the Commodity Strategy and Managed Futures Strategy Funds, respectively, as of December 31, 2017.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Absolute Return Tracker Fund
	Class A Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$9.31	$9.02	$8.67	$9.01	$9.12

Net investment income (loss)(a)	0.07	— (b)	(0.04)	(0.07)	(0.09)

Net realized and unrealized gain (loss)	(0.33)	0.62	0.43	(0.15)	0.33

Total from investment operations	(0.26)	0.62	0.39	(0.22)	0.24

Distributions to shareholders from net investment income	(0.07)	—	—	(0.02)	—

Distributions to shareholders from net realized gains	(0.14)	(0.33)	(0.04)	(0.10)	(0.35)

Total distributions	(0.21)	(0.33)	(0.04)	(0.12)	(0.35)

Net asset value, end of year	$8.84	$9.31	$9.02	$8.67	$9.01

Total return(c)	(2.80)%	6.93%	4.45%	(2.45)%	2.61%

Net assets, end of year (in 000s)	$65,635	$52,427	$38,886	$45,207	$64,120

Ratio of net expenses to average net assets	1.00%	1.03%	1.03%	1.04%	1.05%

Ratio of total expenses to average net assets	1.26%	1.61%	1.66%	1.60%	1.59%

Ratio of net investment income (loss) to average net assets	0.73%	(0.04)%	(0.43)%	(0.74)%	(0.96)%

Portfolio turnover rate(d)	137%	76%	130%	213%	134%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Absolute Return Tracker Fund
	Class C Shares
	Year Ended December 31,
	2018		2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$8.61		$8.43	$8.17	$8.54	$8.72

Net investment income (loss)(a)	—	(b)	(0.07)	(0.10)	(0.13)	(0.15)

Net realized and unrealized gain (loss)	(0.31)		0.58	0.40	(0.14)	0.32

Total from investment operations	(0.31)		0.51	0.30	(0.27)	0.17

Distributions to shareholders from net investment income	(0.02)		—	—	—	—

Distributions to shareholders from net realized gains	(0.14)		(0.33)	(0.04)	(0.10)	(0.35)

Total distributions	(0.16)		(0.33)	(0.04)	(0.10)	(0.35)

Net asset value, end of year	$8.14		$8.61	$8.43	$8.17	$8.54

Total return(c)	(3.60)%		6.10%	3.62%	(3.20)%	1.92%

Net assets, end of year (in 000s)	$18,985		$13,718	$13,490	$18,329	$28,736

Ratio of net expenses to average net assets	1.75%		1.78%	1.78%	1.79%	1.80%

Ratio of total expenses to average net assets	2.00%		2.36%	2.41%	2.35%	2.34%

Ratio of net investment income (loss) to average net assets	0.00	%(d)	(0.81)%	(1.18)%	(1.51)%	(1.69)%

Portfolio turnover rate(e)	137%		76%	130%	213%	134%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	Amount is less than 0.005% of average net assets.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Absolute Return Tracker Fund
	Institutional Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$9.58	$9.23	$8.86	$9.22	$9.32

Net investment income (loss)(a)	0.11	0.03	— (b)	(0.03)	(0.05)

Net realized and unrealized gain (loss)	(0.35)	0.65	0.43	(0.17)	0.34

Total from investment operations	(0.24)	0.68	0.43	(0.20)	0.29

Distributions to shareholders from net investment income	(0.10)	— (b)	(0.02)	(0.06)	(0.04)

Distributions to shareholders from net realized gains	(0.14)	(0.33)	(0.04)	(0.10)	(0.35)

Total distributions	(0.24)	(0.33)	(0.06)	(0.16)	(0.39)

Net asset value, end of year	$9.10	$9.58	$9.23	$8.86	$9.22

Total return(c)	(2.47)%	7.46%	4.82%	(2.18)%	3.09%

Net assets, end of year (in 000s)	$2,129,116	$1,510,457	$970,838	$1,111,353	$1,874,703

Ratio of net expenses to average net assets	0.61%	0.64%	0.62%	0.64%	0.65%

Ratio of total expenses to average net assets	0.88%	1.21%	1.24%	1.20%	1.19%

Ratio of net investment income (loss) to average net assets	1.13%	0.36%	(0.02)%	(0.36)%	(0.54)%

Portfolio turnover rate(d)	137%	76%	130%	213%	134%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Absolute Return Tracker Fund
	Investor Shares(a)
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$9.50	$9.17	$8.80	$9.15	$9.24

Net investment income (loss)(b)	0.10	0.03	(0.01)	(0.04)	(0.07)

Net realized and unrealized gain (loss)	(0.35)	0.63	0.43	(0.16)	0.34

Total from investment operations	(0.25)	0.66	0.42	(0.20)	0.27

Distributions to shareholders from net investment income	(0.09)	—	(0.01)	(0.05)	(0.01)

Distributions to shareholders from net realized gains	(0.14)	(0.33)	(0.04)	(0.10)	(0.35)

Total distributions	(0.23)	(0.33)	(0.05)	(0.15)	(0.36)

Net asset value, end of year	$9.02	$9.50	$9.17	$8.80	$9.15

Total return(c)	(2.58)%	7.25%	4.75%	(2.23)%	2.85%

Net assets, end of year (in 000s)	$254,436	$93,650	$13,245	$6,755	$8,046

Ratio of net expenses to average net assets	0.75%	0.78%	0.78%	0.79%	0.81%

Ratio of total expenses to average net assets	0.98%	1.35%	1.42%	1.35%	1.34%

Ratio of net investment income (loss) to average net assets	1.08%	0.28%	(0.13)%	(0.49)%	(0.73)%

Portfolio turnover rate(d)	137%	76%	130%	213%	134%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout the Period

	Goldman Sachs Absolute Return Tracker Fund
	Class P Shares
	April 17, 2018* to December 31, 2018
Per Share Data

Net asset value, beginning of period	$9.64

Net investment income(a)	0.10

Net realized and unrealized loss	(0.41)

Total from investment operations	(0.31)

Distributions to shareholders from net investment income	(0.10)

Distributions to shareholders from net realized gains	(0.14)

Total distributions	(0.24)

Net asset value, end of period	$9.09

Total return(b)	(3.17)%

Net assets, end of period (in 000s)	$152,975

Ratio of net expenses to average net assets	0.59	%(c)

Ratio of total expenses to average net assets	0.74	%(c)

Ratio of net investment income to average net assets	1.41	%(c)

Portfolio turnover rate(d)	137%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Absolute Return Tracker Fund
	Class R Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$9.08	$8.82	$8.50	$8.85	$8.98

Net investment income (loss)(a)	0.04	(0.03)	(0.06)	(0.09)	(0.11)

Net realized and unrealized gain (loss)	(0.33)	0.62	0.42	(0.15)	0.33

Total from investment operations	(0.29)	0.59	0.36	(0.24)	0.22

Distributions to shareholders from net investment income	(0.04)	—	—	(0.01)	—

Distributions to shareholders from net realized gains	(0.14)	(0.33)	(0.04)	(0.10)	(0.35)

Total distributions	(0.18)	(0.33)	(0.04)	(0.11)	(0.35)

Net asset value, end of year	$8.61	$9.08	$8.82	$8.50	$8.85

Total return(b)	(3.13)%	6.74%	4.19%	(2.71)%	2.42%

Net assets, end of year (in 000s)	$1,954	$2,150	$2,197	$2,019	$2,299

Ratio of net expenses to average net assets	1.25%	1.28%	1.28%	1.29%	1.30%

Ratio of total expenses to average net assets	1.53%	1.86%	1.91%	1.85%	1.84%

Ratio of net investment income (loss) to average net assets	0.45%	(0.31)%	(0.66)%	(0.97)%	(1.19)%

Portfolio turnover rate(c)	137%	76%	130%	213%	134%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Absolute Return Tracker Fund
	Class R6 Shares
	Year Ended December 31,			For the Period July 31, 2015* to December 31, 2015
	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$9.57	$9.23	$8.86	$9.30

Net investment income (loss)(a)	0.12	0.04	— (b)	(0.01)

Net realized and unrealized gain (loss)	(0.36)	0.63	0.43	(0.26)

Total from investment operations	(0.24)	0.67	0.43	(0.27)

Distributions to shareholders from net investment income	(0.10)	— (b)	(0.02)	(0.07)

Distributions to shareholders from net realized gains	(0.14)	(0.33)	(0.04)	(0.10)

Total distributions	(0.24)	(0.33)	(0.06)	(0.17)

Net asset value, end of period	$9.09	$9.57	$9.23	$8.86

Total return(c)	(2.46)%	7.36%	4.85%	(2.98)%

Net assets, end of period (in 000s)	$6,030	$2,226	$27	$10

Ratio of net expenses to average net assets	0.60%	0.62%	0.64%	0.64	%(d)

Ratio of total expenses to average net assets	0.84%	1.19%	1.24%	1.21	%(d)

Ratio of net investment income (loss) to average net assets	1.20%	0.39%	0.01%	(0.22	)%(d)

Portfolio turnover rate(e)	137%	76%	130%	213%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Alternative Premia Fund
	Class A Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$8.91	$10.01	$9.45	$10.49	$10.89

Net investment income (loss)(a)	0.03	(0.01)	(0.01)	(0.04)	(0.08)

Net realized and unrealized gain (loss)	(0.58)	1.40	0.57	(0.71)	0.32

Total from investment operations	(0.55)	1.39	0.56	(0.75)	0.24

Distributions to shareholders from net investment income	—	(0.17)	—	(0.01)	(0.05)

Distributions to shareholders from net realized gains	(0.44)	(2.32)	—	(0.28)	(0.59)

Total distributions	(0.44)	(2.49)	—	(0.29)	(0.64)

Net asset value, end of year	$7.92	$8.91	$10.01	$9.45	$10.49

Total return(b)	(6.18)%	14.17%	5.91%	(7.17)%	2.19%

Net assets, end of year (in 000s)	$9,166	$13,886	$27,566	$43,167	$78,100

Ratio of net expenses to average net assets	1.13%	1.12%	1.15%	1.13%	1.23%

Ratio of total expenses to average net assets	1.64%	1.51%	1.45%	1.43%	1.42%

Ratio of net investment income (loss) to average net assets	0.34%	(0.10)%	(0.13)%	(0.39)%	(0.70)%

Portfolio turnover rate(c)	—%	349%	272%	241%	211%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Alternative Premia Fund
	Class C Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$8.36	$9.55	$9.08	$10.15	$10.60

Net investment loss(a)	(0.03)	(0.08)	(0.08)	(0.11)	(0.15)

Net realized and unrealized gain (loss)	(0.54)	1.32	0.55	(0.68)	0.29

Total from investment operations	(0.57)	1.24	0.47	(0.79)	0.14

Distributions to shareholders from net investment income	—	(0.11)	—	—	—

Distributions to shareholders from net realized gains	(0.44)	(2.32)	—	(0.28)	(0.59)

Total distributions	(0.44)	(2.43)	—	(0.28)	(0.59)

Net asset value, end of year	$7.35	$8.36	$9.55	$9.08	$10.15

Total return(b)	(6.93)%	13.37%	5.16%	(7.82)%	1.29%

Net assets, end of year (in 000s)	$8,547	$15,239	$20,123	$27,914	$41,299

Ratio of net expenses to average net assets	1.88%	1.87%	1.90%	1.88%	1.97%

Ratio of total expenses to average net assets	2.39%	2.27%	2.20%	2.18%	2.17%

Ratio of net investment loss to average net assets	(0.41)%	(0.84)%	(0.88)%	(1.14)%	(1.42)%

Portfolio turnover rate(c)	—%	349%	272%	241%	211%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Alternative Premia Fund
	Institutional Shares
	Year Ended December 31,
	2018	2017	2016	2015		2014
Per Share Data

Net asset value, beginning of year	$9.07	$10.15	$9.54	$10.61		$11.02

Net investment income (loss)(a)	0.05	0.04	0.03	—	(b)	(0.03)

Net realized and unrealized gain (loss)	(0.57)	1.41	0.58	(0.72)		0.32

Total from investment operations	(0.52)	1.45	0.61	(0.72)		0.29

Distributions to shareholders from net investment income	—	(0.21)	—	(0.07)		(0.11)

Distributions to shareholders from net realized gains	(0.44)	(2.32)	—	(0.28)		(0.59)

Total distributions	(0.44)	(2.53)	—	(0.35)		(0.70)

Net asset value, end of year	$8.11	$9.07	$10.15	$9.54		$10.61

Total return(c)	(5.74)%	14.59%	6.38%	(6.84)%		2.61%

Net assets, end of year (in 000s)	$32,924	$114,953	$468,924	$510,789		$645,286

Ratio of net expenses to average net assets	0.73%	0.73%	0.75%	0.73%		0.81%

Ratio of total expenses to average net assets	1.27%	1.09%	1.05%	1.03%		1.02%

Ratio of net investment income (loss) to average net assets	0.52%	0.36%	0.27%	—	%(d)	(0.25)%

Portfolio turnover rate(e)	—%	349%	272%	241%		211%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	Amount is less than 0.005%.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Alternative Premia Fund
	Investor Shares(a)
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$9.02	$10.11	$9.52	$10.57	$10.99

Net investment income (loss)(b)	0.05	0.02	0.01	(0.01)	(0.05)

Net realized and unrealized gain (loss)	(0.59)	1.41	0.58	(0.72)	0.31

Total from investment operations	(0.54)	1.43	0.59	(0.73)	0.26

Distributions to shareholders from net investment income	—	(0.20)	—	(0.04)	(0.09)

Distributions to shareholders from net realized gains	(0.44)	(2.32)	—	(0.28)	(0.59)

Total distributions	(0.44)	(2.52)	—	(0.32)	(0.68)

Net asset value, end of year	$8.04	$9.02	$10.11	$9.52	$10.57

Total return(c)	(5.99)%	14.47%	6.18%	(6.90)%	2.33%

Net assets, end of year (in 000s)	$9,092	$8,910	$5,733	$9,933	$26,862

Ratio of net expenses to average net assets	0.88%	0.86%	0.90%	0.88%	0.97%

Ratio of total expenses to average net assets	1.39%	1.28%	1.20%	1.18%	1.17%

Ratio of net investment income (loss) to average net assets	0.61%	0.20%	0.10%	(0.14)%	(0.43)%

Portfolio turnover rate(d)	—%	349%	272%	241%	211%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout the Period

	Goldman Sachs Alternative Premia Fund
	Class P Shares
	April 17, 2018* to December 31, 2018
Per Share Data

Net asset value, beginning of period	$8.85

Net investment income(a)	0.05

Net realized and unrealized loss	(0.36)

Total from investment operations	(0.31)

Distributions to shareholders from net realized gains	(0.44)

Net asset value, end of period	$8.10

Total return(b)	(3.51)%

Net assets, end of period (in 000s)	$13

Ratio of net expenses to average net assets	0.77	%(c)

Ratio of total expenses to average net assets	1.36	%(c)

Ratio of net investment income to average net assets	0.83	%(c)

Portfolio turnover rate(d)	—%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Alternative Premia Fund
	Class R Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$8.75	$9.89	$9.36	$10.40	$10.83

Net investment income (loss)(a)	0.01	(0.03)	(0.04)	(0.05)	(0.10)

Net realized and unrealized gain (loss)	(0.57)	1.37	0.57	(0.71)	0.30

Total from investment operations	(0.56)	1.34	0.53	(0.76)	0.20

Distributions to shareholders from net investment income	—	(0.16)	—	—	(0.04)

Distributions to shareholders from net realized gains	(0.44)	(2.32)	—	(0.28)	(0.59)

Total distributions	(0.44)	(2.48)	—	(0.28)	(0.63)

Net asset value, end of year	$7.75	$8.75	$9.89	$9.36	$10.40

Total return(b)	(6.40)%	13.89%	5.65%	(7.35)%	1.85%

Net assets, end of year (in 000s)	$13	$13	$12	$11	$12

Ratio of net expenses to average net assets	1.38%	1.36%	1.40%	1.33%	1.49%

Ratio of total expenses to average net assets	1.88%	1.77%	1.71%	1.65%	1.62%

Ratio of net investment income (loss) to average net assets	0.11%	(0.33)%	(0.39)%	(0.49)%	(0.92)%

Portfolio turnover rate(c)	—%	349%	272%	241%	211%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Alternative Premia Fund
	Class R6 Shares
	Year Ended December 31,			For the Period July 31, 2015* to December 31, 2015
	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$9.05	$10.15	$9.54	$10.46

Net investment income (loss)(a)	0.07	0.02	0.02	(0.01)

Net realized and unrealized gain (loss)	(0.59)	1.42	0.59	(0.56)

Total from investment operations	(0.52)	1.44	0.61	(0.57)

Distributions to shareholders from net investment income	—	(0.22)	—	(0.07)

Distributions to shareholders from net realized gains	(0.44)	(2.32)	—	(0.28)

Total distributions	(0.44)	(2.54)	—	(0.35)

Net asset value, end of period	$8.09	$9.05	$10.15	$9.54

Total return(b)	(5.75)%	14.48%	6.38%	(5.48)%

Net assets, end of period (in 000s)	$50,199	$3,074	$10	$9

Ratio of net expenses to average net assets	0.72%	0.72%	0.77%	0.77	%(c)

Ratio of total expenses to average net assets	1.24%	1.27%	1.02%	0.97	%(c)

Ratio of net investment income (loss) to average net assets	0.82%	0.22%	0.24%	(0.21	)%(c)

Portfolio turnover rate(d)	—%	349%	272%	241%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Commodity Strategy Fund
	Class A Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$11.49	$11.68	$10.49	$15.58	$22.54

Net investment income (loss)(a)	0.10	0.02	0.02	(0.03)	(0.13)

Net realized and unrealized gain (loss)	(1.84)	0.43	1.23	(5.04)	(6.83)

Total from investment operations	(1.74)	0.45	1.25	(5.07)	(6.96)

Distributions to shareholders from net investment income	(0.09)	(0.52)	(0.06)	(0.02)	—

Distributions to shareholders from return of capital	—	(0.12)	—	—	—

Total distributions	(0.09)	(0.64)	(0.06)	(0.02)	—

Net asset value, end of year	$9.66	$11.49	$11.68	$10.49	$15.58

Total return(b)	(15.17)%	3.95%	11.91%	(32.43)%	(31.03)%

Net assets, end of year (in 000s)	$25,351	$46,809	$60,944	$58,901	$85,200

Ratio of net expenses to average net assets	0.84%	0.86%	0.90%	0.85%	0.88%

Ratio of total expenses to average net assets	1.01%	1.01%	1.07%	0.97%	0.95%

Ratio of net investment income (loss) to average net assets	0.88%	0.16%	0.19%	(0.21)%	(0.59)%

Portfolio turnover rate(c)	46%	89%	145%	506%	234%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Commodity Strategy Fund
	Class C Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$10.92	$11.15	$10.04	$14.99	$21.85

Net investment income (loss)(a)	0.02	(0.07)	(0.06)	(0.13)	(0.26)

Net realized and unrealized gain (loss)	(1.75)	0.42	1.17	(4.82)	(6.60)

Total from investment operations	(1.73)	0.35	1.11	(4.95)	(6.86)

Distributions to shareholders from net investment income	(0.02)	(0.46)	—	—	—

Distributions to shareholders from return of capital	—	(0.12)	—	—	—

Total distributions	(0.02)	(0.58)	—	—	—

Net asset value, end of year	$9.17	$10.92	$11.15	$10.04	$14.99

Total return(b)	(15.84)%	3.16%	11.02%	(32.95)%	(31.32)%

Net assets, end of year (in 000s)	$2,472	$2,949	$3,858	$4,578	$8,149

Ratio of net expenses to average net assets	1.59%	1.61%	1.65%	1.60%	1.62%

Ratio of total expenses to average net assets	1.76%	1.76%	1.82%	1.72%	1.71%

Ratio of net investment loss to average net assets	0.14%	(0.68)%	(0.56)%	(0.97)%	(1.27)%

Portfolio turnover rate(c)	46%	89%	145%	506%	234%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Commodity Strategy Fund
	Institutional Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$11.61	$11.80	$10.59	$15.72	$22.69

Net investment income (loss)(a)	0.15	0.09	0.06	0.02	(0.04)

Net realized and unrealized gain (loss)	(1.88)	0.40	1.25	(5.10)	(6.91)

Total from investment operations	(1.73)	0.49	1.31	(5.08)	(6.95)

Distributions to shareholders from net investment income	(0.14)	(0.56)	(0.10)	(0.05)	(0.02)

Distributions to shareholders from return of capital	—	(0.12)	—	—	—

Total distributions	(0.14)	(0.68)	(0.10)	(0.05)	(0.02)

Net asset value, end of year	$9.74	$11.61	$11.80	$10.59	$15.72

Total return(b)	(14.89)%	4.28%	12.32%	(32.38)%	(30.62)%

Net assets, end of year (in 000s)	$259,239	$314,888	$326,270	$544,699	$764,809

Ratio of net expenses to average net assets	0.50%	0.52%	0.56%	0.51%	0.53%

Ratio of total expenses to average net assets	0.66%	0.66%	0.72%	0.63%	0.62%

Ratio of net investment income (loss) to average net assets	1.23%	0.78%	0.53%	0.12%	(0.17)%

Portfolio turnover rate(c)	46%	89%	145%	506%	234%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Commodity Strategy Fund
	Investor Shares(a)
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$11.61	$11.81	$10.60	$15.74	$22.72

Net investment income (loss)(b)	0.14	(0.02)	0.05	— (c)	(0.05)

Net realized and unrealized gain (loss)	(1.87)	0.49	1.25	(5.08)	(6.93)

Total from investment operations	(1.73)	0.47	1.30	(5.08)	(6.98)

Distributions to shareholders from net investment income	(0.13)	(0.55)	(0.09)	(0.06)	— (c)

Distributions to shareholders from return of capital	—	(0.12)	—	—	—

Total distributions	(0.13)	(0.67)	(0.09)	(0.06)	— (c)

Net asset value, end of year	$9.75	$11.61	$11.81	$10.60	$15.74

Total return(d)	(14.97)%	4.08%	12.21%	(32.15)%	(30.80)%

Net assets, end of year (in 000s)	$8,272	$8,586	$5,265	$6,699	$7,740

Ratio of net expenses to average net assets	0.59%	0.61%	0.65%	0.60%	0.61%

Ratio of total expenses to average net assets	0.75%	0.75%	0.82%	0.72%	0.71%

Ratio of net investment income (loss) to average net assets	1.15%	(0.18)%	0.44%	0.03%	(0.24)%

Portfolio turnover rate(e)	46%	89%	145%	506%	234%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout the Period

	Goldman Sachs Commodity Strategy Fund
	Class P Shares
	April 17, 2018* to December 31, 2018
Per Share Data

Net asset value, beginning of period	$12.11

Net investment income(a)	0.12

Net realized and unrealized loss	(2.33)

Total from investment operations	(2.21)

Distributions to shareholders from net investment income	(0.14)

Net asset value, end of period	$9.76

Total return(b)	(18.31)%

Net assets, end of period (in 000s)	$3,167

Ratio of net expenses to average net assets	0.45	%(c)

Ratio of total expenses to average net assets	0.65	%(c)

Ratio of net investment income to average net assets	1.43	%(c)

Portfolio turnover rate(d)	46%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Commodity Strategy Fund
	Class R Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$11.31	$11.51	$10.35	$15.38	$22.31

Net investment income (loss)(a)	0.07	(0.04)	(0.01)	(0.06)	(0.16)

Net realized and unrealized gain (loss)	(1.81)	0.45	1.21	(4.97)	(6.77)

Total from investment operations	(1.74)	0.41	1.20	(5.03)	(6.93)

Distributions to shareholders from net investment income	(0.07)	(0.49)	(0.04)	— (b)	—

Distributions to shareholders from return of capital	—	(0.12)	—	—	—

Total distributions	(0.07)	(0.61)	(0.04)	— (b)	—

Net asset value, end of year	$9.50	$11.31	$11.51	$10.35	$15.38

Total return(c)	(15.40)%	3.60%	11.60%	(32.88)%	(31.00)%

Net assets, end of year (in 000s)	$2,233	$2,892	$4,419	$1,963	$1,542

Ratio of net expenses to average net assets	1.09%	1.11%	1.14%	1.10%	1.12%

Ratio of total expenses to average net assets	1.25%	1.26%	1.34%	1.23%	1.21%

Ratio of net investment income (loss) to average net assets	0.64%	(0.40)%	(0.07)%	(0.44)%	(0.77)%

Portfolio turnover rate(d)	46%	89%	145%	506%	234%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Commodity Strategy Fund
	Class R6 Shares
	Year Ended December 31,			For the Period July 31, 2015* to December 31, 2015
	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$11.62	$11.80	$10.60	$13.48

Net investment income (loss)(a)	0.14	(0.45)	0.06	0.02

Net realized and unrealized gain (loss)	(1.87)	0.95	1.24	(2.86)

Total from investment operations	(1.73)	0.50	1.30	(2.84)

Distributions to shareholders from net investment income	(0.13)	(0.56)	(0.10)	(0.04)

Distributions to shareholders from return of capital	—	(0.12)	—	—

Total distributions	(0.13)	(0.68)	(0.10)	(0.04)

Net asset value, end of period	$9.76	$11.62	$11.80	$10.60

Total return(b)	(14.96)%	4.29%	12.25%	(21.23)%

Net assets, end of period (in 000s)	$182	$90	$1,907	$1,336

Ratio of net expenses to average net assets	0.49%	0.50%	0.54%	0.51	%(c)

Ratio of total expenses to average net assets	0.68%	0.66%	0.72%	0.64	%(c)

Ratio of net investment income (loss) to average net assets	1.15%	(4.04)%	0.54%	0.35	%(c)

Portfolio turnover rate(d)	46%	89%	145%	506%

*	Commencement of operation.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Managed Futures Strategy Fund
	Class A Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$10.30	$10.12	$10.21	$9.67	$10.04

Net investment loss(a)	(0.02)	(0.10)	(0.14)	(0.16)	(0.14)

Net realized and unrealized gain (loss)	(0.23)	0.33	0.05	1.10	(0.14)

Total from investment operations	(0.25)	0.23	(0.09)	0.94	(0.28)

Distributions to shareholders from net investment income	—	—	—	(0.40)	—

Distributions to shareholders from net realized gains	(0.02)	(0.05)	—	—	(0.09)

Total distributions	(0.02)	(0.05)	—	(0.40)	(0.09)

Net asset value, end of year	$10.03	$10.30	$10.12	$10.21	$9.67

Total return(b)	(2.37)%	2.29%	(0.88)%	9.69%	(2.75)%

Net assets, end of year (in 000s)	$8,622	$7,711	$23,174	$24,000	$2,698

Ratio of net expenses to average net assets	1.47%	1.55%	1.55%	1.56%	1.51%

Ratio of total expenses to average net assets	1.62%	1.75%	1.74%	1.84%	1.96%

Ratio of net investment loss to average net assets	(0.19)%	(1.02)%	(1.33)%	(1.53)%	(1.50)%

Portfolio turnover rate(c)	—%	—%	529%	196%	343%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Managed Futures Strategy Fund
	Class C Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$9.88	$9.79	$9.95	$9.45	$9.89

Net investment loss(a)	(0.09)	(0.17)	(0.21)	(0.23)	(0.21)

Net realized and unrealized gain (loss)	(0.21)	0.31	0.05	1.07	(0.14)

Total from investment operations	(0.30)	0.14	(0.16)	0.84	(0.35)

Distributions to shareholders from net investment income	—	—	—	(0.34)	—

Distributions to shareholders from net realized gains	(0.02)	(0.05)	—	—	(0.09)

Total distributions	(0.02)	(0.05)	—	(0.34)	(0.09)

Net asset value, end of year	$9.56	$9.88	$9.79	$9.95	$9.45

Total return(b)	(3.08)%	1.44%	(1.60)%	8.93%	(3.50)%

Net assets, end of year (in 000s)	$3,281	$3,480	$4,054	$3,056	$897

Ratio of net expenses to average net assets	2.22%	2.29%	2.31%	2.30%	2.26%

Ratio of total expenses to average net assets	2.37%	2.48%	2.49%	2.60%	2.69%

Ratio of net investment loss to average net assets	(0.95)%	(1.72)%	(2.09)%	(2.28)%	(2.26)%

Portfolio turnover rate(c)	—%	—%	529%	196%	343%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Managed Futures Strategy Fund
	Institutional Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$10.52	$10.29	$10.36	$9.77	$10.11

Net investment income (loss)(a)	0.02	(0.06)	(0.10)	(0.12)	(0.11)

Net realized and unrealized gain (loss)	(0.24)	0.34	0.04	1.12	(0.14)

Total from investment operations	(0.22)	0.28	(0.06)	1.00	(0.25)

Distributions to shareholders from net investment income	—	—	(0.01)	(0.41)	—

Distributions to shareholders from net realized gains	(0.02)	(0.05)	—	—	(0.09)

Total distributions	(0.02)	(0.05)	(0.01)	(0.41)	(0.09)

Net asset value, end of year	$10.28	$10.52	$10.29	$10.36	$9.77

Total return(b)	(2.13)%	2.73%	(0.57)%	10.24%	(2.43)%

Net assets, end of year (in 000s)	$83,425	$163,971	$110,763	$87,820	$88,381

Ratio of net expenses to average net assets	1.07%	1.14%	1.16%	1.14%	1.11%

Ratio of total expenses to average net assets	1.22%	1.33%	1.34%	1.46%	1.54%

Ratio of net investment income (loss) to average net assets	0.16%	(0.54)%	(0.94)%	(1.12)%	(1.10)%

Portfolio turnover rate(c)	—%	—%	529%	196%	343%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Managed Futures Strategy Fund
	Investor Shares(a)
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$10.44	$10.23	$10.30	$9.73	$10.08

Net investment income (loss)(b)	0.01	(0.06)	(0.11)	(0.13)	(0.12)

Net realized and unrealized gain (loss)	(0.24)	0.32	0.04	1.11	(0.14)

Total from investment operations	(0.23)	0.26	(0.07)	0.98	(0.26)

Distributions to shareholders from net investment income	—	—	—	(0.41)	—

Distributions to shareholders from net realized gains	(0.02)	(0.05)	—	—	(0.09)

Total distributions	(0.02)	(0.05)	—	(0.41)	(0.09)

Net asset value, end of year	$10.19	$10.44	$10.23	$10.30	$9.73

Total return(c)	(2.24)%	2.55%	(0.68)%	10.08%	(2.54)%

Net assets, end of year (in 000s)	$105,393	$106,431	$20,181	$6,489	$391

Ratio of net expenses to average net assets	1.22%	1.26%	1.31%	1.31%	1.26%

Ratio of total expenses to average net assets	1.37%	1.45%	1.49%	1.60%	1.69%

Ratio of net investment income (loss) to average net assets	0.06%	(0.60)%	(1.09)%	(1.26)%	(1.25)%

Portfolio turnover rate(d)	—%	—%	529%	196%	343%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout the Period

	Goldman Sachs Managed Futures Strategy Fund
	Class P Shares
	April 17, 2018* to December 31, 2018
Per Share Data

Net asset value, beginning of period	$10.56

Net investment income(a)	0.02

Net realized and unrealized loss	(0.28)

Total from investment operations	(0.26)

Distributions to shareholders from net realized gains	(0.02)

Total distributions	(0.02)

Net asset value, end of period	$10.28

Total return(b)	(2.50)%

Net assets, end of period (in 000s)	$429

Ratio of net expenses to average net assets	1.12	%(c)

Ratio of total expenses to average net assets	1.27	%(c)

Ratio of net investment income to average net assets	0.32	%(c)

Portfolio turnover rate(d)	—%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

128	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Managed Futures Strategy Fund
	Class R Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$10.16	$10.00	$10.12	$9.59	$9.99

Net investment loss(a)	(0.04)	(0.12)	(0.16)	(0.18)	(0.17)

Net realized and unrealized gain (loss)	(0.23)	0.33	0.04	1.09	(0.14)

Total from investment operations	(0.27)	0.21	(0.12)	0.91	(0.31)

Distributions to shareholders from net investment income	—	—	—	(0.38)	—

Distributions to shareholders from net realized gains	(0.02)	(0.05)	—	—	(0.09)

Total distributions	(0.02)	(0.05)	—	(0.38)	(0.09)

Net asset value, end of year	$9.87	$10.16	$10.00	$10.12	$9.59

Total return(b)	(2.70)%	2.11%	(1.18)%	9.47%	(3.06)%

Net assets, end of year (in 000s)	$584	$595	$309	$197	$85

Ratio of net expenses to average net assets	1.72%	1.79%	1.81%	1.79%	1.76%

Ratio of total expenses to average net assets	1.87%	1.98%	1.99%	2.11%	2.20%

Ratio of net investment loss to average net assets	(0.44)%	(1.19)%	(1.59)%	(1.77)%	(1.75)%

Portfolio turnover rate(c)	—%	—%	529%	196%	343%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	129

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout the Period

	Goldman Sachs Managed Futures Strategy Fund
	Class R6 Shares
	April 30, 2018* to December 31, 2018
Per Share Data

Net asset value, beginning of period	$10.36

Net investment income(a)	0.02

Net realized and unrealized loss	(0.07)

Total from investment operations	(0.05)

Distributions to shareholders from net realized gains	(0.02)

Net asset value, end of period	$10.29

Total return(b)	(0.52)%

Net assets, end of period (in 000s)	$50,649

Ratio of net expenses to average net assets	1.12	%(c)

Ratio of total expenses to average net assets	1.27	%(c)

Ratio of net investment income to average net assets	0.31	%(c)

Portfolio turnover rate(d)	—%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

130	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements

December 31, 2018

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy	A, C, Institutional, Investor, P(a), R and R6(b)	Diversified

(a)	Commenced operations on April 17, 2018.
(b)	Commenced operations on April 30, 2018 for the Managed Futures Strategy Fund.

Class A Shares of the Absolute Return Tracker, Alternative Premia and Managed Futures Strategy Funds are sold with a front-end sales charge of up to 5.50%. Class A Shares of the Commodity Strategy Fund are sold with a front-end sales charge of up to 4.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as Investment Adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Basis of Consolidation for Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds — Cayman Commodity-ART, Ltd., Cayman Commodity-AP, Ltd., Cayman Commodity-CSF, Ltd. and Cayman Commodity-MFS, Ltd. (each a “Subsidiary” and collectively, the “Subsidiaries”), Cayman Islands exempted companies, were incorporated on September 11, 2013, September 11, 2014, April 2, 2009 and June 16, 2016, respectively, and are currently wholly-owned subsidiaries of the Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds, respectively. The Subsidiaries act as an investment vehicle for the Funds to enable the Funds to gain exposure to certain types of commodity-linked derivative instruments. The Funds are the sole shareholders of the Subsidiaries pursuant to subscription agreements dated as of June 20, 2014, November 17, 2014, June 17, 2009 and July 18, 2016, respectively, and it is intended that each Fund will remain the sole shareholder and will continue to control its respective Subsidiary. Under the Memorandum and Articles of Association of each Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation.

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Notes to Financial Statements (continued)

December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

As of December 31, 2018, the Fund and Subsidiary net assets were as follows:

Fund	Fund Net Assets	Subsidiary Net Assets	% Represented by Subsidiary’s Net Assets
Absolute Return Tracker	$2,629,131,314	$13,331,166	1%
Alternative Premia	109,953,222	11,470,641	10
Commodity Strategy	300,916,182	52,755,781	18
Managed Futures Strategy	252,383,477	48,699,642	19

B.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Consolidated Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Absolute Return Tracker, Alternative Premia and Managed Futures Strategy	Annually	Annually
Commodity Strategy	Semi-Annually	Annually

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2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The Subsidiaries are classified as controlled foreign corporations under the Code. Therefore, the Funds are required to increase their taxable income by their share of their respective Subsidiary’s income. Net losses of a Subsidiary cannot be deducted by the Funds in the current period nor carried forward to offset taxable income in future periods.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Consolidated Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Consolidated Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

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GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

ii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the

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GOLDMAN SACHS SELECT SATELLITE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iii.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

iv.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

v.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

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Notes to Financial Statements (continued)

December 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received, if any, is reported separately on the Consolidated Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Consolidated Schedules of Investments.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, basket of investments or indices, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2018:

ABSOLUTE RETURN TRACKER

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$—	$1,001,289	$—

Asia	—	9,730,523	—

Australia and Oceania	—	344,436	—

Europe	4,762,360	42,137,772	44,176

North America	538,872,684	91,822	—

South America	—	67,739	—

Closed End Fund	—	318	—

Exchange Traded Funds	187,897,818	—	—

Investment Company	1,729,310,513	—	—

Securities Lending Reinvestment Vehicle	62,495,245	—	—

Total	$2,523,338,620	$53,373,899	$44,176

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent third party (fair value) service for certain international equity securities, resulting in a Level 2 classification.

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Notes to Financial Statements (continued)

December 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ABSOLUTE RETURN TRACKER (continued)

Investment Type	Level 1	Level 2	Level 3

Derivative Type

Assets(a)

Forward Foreign Currency Exchange Contracts	$—	$562,326	$—

Futures Contracts	13,842,218	—	—

Credit Default Swap Contracts	—	11,827	—

Total Return Swap Contracts	—	574,207	—

Total	$13,842,218	$1,148,360	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(1,380,792)	$—

Futures Contracts(a)	(3,617,170)	—	—

Credit Default Swap Contracts(a)	—	(4,794,952)	—

Total Return Swap Contracts(a)	—	(822,391)	—

Written Options Contracts	(9,206,620)	—	—

Total	$(12,823,790)	$(6,998,135)	$—

ALTERNATIVE PREMIA

Investment Type	Level 1	Level 2	Level 3

Assets

Investment Company	$91,312,279	$—	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$670,448	$—

Futures Contracts(a)	5,428,304	—	—

Credit Default Swap Contracts(a)	—	7,222	—

Total Return Swap Contracts(a)	—	3,285,526	—

Purchased Options Contracts	566,770	—	—

Total	$5,995,074	$3,963,196	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(1,048,865)	$—

Futures Contracts(a)	(4,667,591)	—	—

Total Return Swap Contracts(a)	—	(3,214,342)	—

Written Options Contracts	(2,007,918)	—	—

Total	$(6,675,509)	$(4,263,207)	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

COMMODITY STRATEGY

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Mortgage-Backed Securities	$—	$8,785,341	$—

Collateralized Mortgage Obligations	—	27,117,022	—

Asset-Backed Securities	—	304,593	—

U.S. Treasury Obligations and/or Other U.S. Government Agencies	37,404,916	—	—

Exchange Traded Fund	75,037,500	—	—

Investment Company	113,968,231	—	—

Short-Term Investments	—	3,620,557	—

Total	$226,410,647	$39,827,513	$—

Derivative Type

Assets(a)

Futures Contracts	$353,311	$—	$—

Liabilities(a)

Futures Contracts	$(1,927,036)	$—	$—

MANAGED FUTURES STRATEGY

Investment Type	Level 1	Level 2	Level 3

Assets

Investment Company	$195,709,998	$—	$—

Derivative Type

Assets(a)

Forward Foreign Currency Exchange Contracts	$—	$1,776,301	$—

Futures Contracts	4,331,687	—	—

Interest Rate Swap Contracts	—	8,887,205	—

Total	$4,331,687	$10,663,506	$—

Liabilities(a)

Forward Foreign Currency Exchange Contracts	$—	$(1,465,846)	$—

Futures Contracts	(3,124,604)	—	—

Interest Rate Swap Contracts	—	(4,850,265)	—

Total	$(3,124,604)	$(6,316,111)	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Consolidated Schedules of Investments.

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Notes to Financial Statements (continued)

December 31, 2018

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2018. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

ABSOLUTE RETURN TRACKER
Risk	Consolidated Statements of Assets and Liabilities	Assets		Consolidated Statements of Assets and Liabilities	Liabilities
Commodity	Variation margin on futures contracts	$2,249,262	(a)	Payable for unrealized loss on swap contracts and variation margin on futures contrats	$(1,503,233)	(a)
Credit	Variation margin on swap contracts	11,827	(a)	Variation margin on swap contracts	(4,794,952)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	562,326		Payable for unrealized loss on forward foreign currency exchange contracts	(1,380,792)
Equity	Receivable for unrealized gain on swap contracts and variation margin on futures contracts	5,322,401	(a)	Written options, at value and variation margin on futures contrats	(12,121,722)	(a)(b)
Interest Rate	Variation margin on futures contracts	6,844,762	(a)	Variation margin on futures contracts	(21,226)	(a)
Total		$14,990,578			$(19,821,925)

ALTERNATIVE PREMIA
Risk	Consolidated Statements of Assets and Liabilities	Assets		Consolidated Statements of Assets and Liabilities	Liabilities
Commodity	Variation margin on futures contracts	$4,327,028	(a)	Variation margin on futures contracts	$(3,845,831)	(a)
Credit	Variation margin on swap contracts	7,222	(a)	—	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts and variation margin on futures contracts	686,935	(a)	Payable for unrealized loss on forward foreign currency exchange contracts and variation margin on futures contracts	(1,284,652)	(a)
Equity	Receivable for unrealized gain on swap contracts, Purchased options at value and variation margin on futures contracts	4,217,181	(a)	Payable for unrealized loss on swap contracts, Written options, at value and Variation margin on futures contracts	(5,594,720)	(a)(b)
Interest Rate	Variation margin on futures contracts	719,904	(a)	Variation margin on futures contracts	(213,513)	(a)
Total		$9,958,270			$(10,938,716)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information sections of the Consolidated Schedules of Investments. Only the variation margin as of December 31, 2018 is reported within the Consolidated Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $822,391 and $3,214,342 for the Absolute Return Tracker and Alternative Premia Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, their failure to pay on their obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

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4. INVESTMENTS IN DERIVATIVES (continued)

COMMODITY STRATEGY
Risk	Consolidated Statements of Assets and Liabilities	Assets		Consolidated Statements of Assets and Liabilities	Liabilities

Interest Rate	Variation margin on futures contracts	$353,311	(a)	Variation margin on futures contracts	$(1,927,036)	(a)

MANAGED FUTURES STRATEGY
Risk	Consolidated Statements of Assets and Liabilities	Assets		Consolidated Statements of Assets and Liabilities	Liabilities
Commodity	Variation margin on futures contracts	$2,360,298	(a)	Variation margin on futures contracts	$(2,514,132)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	1,776,301		Payable for unrealized loss on forward foreign currency exchange contracts	(1,465,846)
Equity	Variation margin on futures contracts	1,971,389	(a)	Variation margin on futures contracts	(610,472)	(a)
Interest Rate	Variation margin on swap contracts	8,887,205	(a)	Variation margin on swap contracts	(4,850,265)	(a)
Total		$14,995,193			$(9,440,715)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information sections of the Consolidated Schedules of Investments. Only the variation margin as of December 31, 2018 is reported within the Consolidated Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2018. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Consolidated Statements of Operations:

ABSOLUTE RETURN TRACKER
Risk	Consolidated Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$(1,615,288)	$(315,374)	1,044
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	3,360,798	(6,452,008)	4
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	4,595,172	(916,683)	39
Equity	Net realized gain (loss) from futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on futures contracts, swap contracts and written options	(23,871,574)	$(4,882,087)	5,355
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	153,615	6,197,512	5,266
Total		$(17,377,277)	$(6,368,640)	11,708

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Notes to Financial Statements (continued)

December 31, 2018

4. INVESTMENTS IN DERIVATIVES (continued)

ALTERNATIVE PREMIA
Risk	Consolidated Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(1,221,031)	$(1,203,814)	2,162
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(64,153)	(16,906)	4
Currency	Net realized gain (loss) from futures contracts and forward foreign currency exchange contracts/Net change in unrealized gain (loss) on futures contracts and forward foreign currency exchange contracts	454,266	(521,611)	119
Equity	Net realized gain (loss) from futures contracts, purchased options, swap contracts and written option/Net change in unrealized gain (loss) on futures contracts, purchased options, swap contracts and written options	(6,771,709)	(255,214)	854
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(67,031)	1,217,226	1,472
Total		$(7,669,658)	$(780,319)	4,611

COMMODITY STRATEGY
Risk	Consolidated Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from swap contracts	$(63,598,280)	$—	5
Interest rate	Net realized gain (loss) from futures contracts, purchased options and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	3,608,788	(1,729,033)	780
Total		$(59,989,492)	$(1,729,033)	785

MANAGED FUTURES STRATEGY
Risk	Consolidated Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(1,235,013)	$(589,589)	1,641
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	870,894	(257,634)	242
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(1,529,563)	697,751	5,993
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on swap contracts	545,695	(5,577,906)	341
Total		$(1,347,987)	$(5,727,378)	8,217

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2018.

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4. INVESTMENTS IN DERIVATIVES (continued)

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of December 31, 2018:

ALTERNATIVE PREMIA
	Derivative Assets(1)		Derivative Liabilities(1)		Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Forwards	Swaps	Forwards	Swaps
Morgan Stanley Co., Inc.	$670,448	$—	$(1,048,865)	$—	$(378,417)	378,417	$—
Deutsche Bank AG	—	434,038	—	(517,109)	(83,071)	—	(83,071)
JPMorgan Chase Bank NA	—	2,851,488	—	(2,697,233)	154,255	—	154,255

Total	$670,448	$3,285,526	$(1,048,865)	$(3,214,342)	$(307,233)	$378,417	$71,184

(1)	Gross amounts available for offset but not netted in the Consolidated Statements of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement.

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Notes to Financial Statements (continued)

December 31, 2018

4. INVESTMENTS IN DERIVATIVES (continued)

MANAGED FUTURES STRATEGY
	Derivative Assets(1)	Derivative Liabilities(1)	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Forwards	Forwards
Morgan Stanley Co., Inc.	$1,776,301	$(1,465,846)	$310,455	—	$310,455

(1)	Gross amounts available for offset but not netted in the Consolidated Statements of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

As of December 31, 2018, the contractual management fees with GSAM were as stated below. The effective contractual management rates and effective net management rates represent the rates for the fiscal year ended December 31, 2018.

	Contractual Management Rate						Effective Net Management Rate^(1)
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Absolute Return Tracker	0.70%	0.63%	0.60%	0.59%	0.53%	0.78%	0.56%
Alternative Premia	0.79	0.71	0.68	0.66	0.65	0.84	0.65
Commodity Strategy	0.50	0.50	0.45	0.43	0.42	0.50	0.41
Managed Futures Strategy	1.00	0.90	0.86	0.84	0.82	1.00	0.88

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.
(1)	Reflects combined management fees paid to GSAM under the Agreement and the Funds’ Subsidiary Agreements (as defined below) after the waivers.

Prior to April 30, 2018, the contractual management fee rates for the Absolute Return Tracker Fund and Alternative Premia Fund were as stated below.

Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
Absolute Return Tracker	1.15%	1.04%	0.99%	0.97%	0.95%
Alternative Premia	0.90	0.81	0.77	0.75	0.74

GSAM also provides management services to the Subsidiaries pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of each Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of each Fund’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the fiscal year ended December 31, 2018, GSAM waived $65,373, $48,235, $301,281 and $231,265 of each Fund’s management fee for Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds, respectively. This waiver represents an inter-fund transaction and, accordingly, has been eliminated in consolidation.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2018, GSAM waived $2,446,675, $159,772, $370,239 and $344,792 of the Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds’ management fees, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2018, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Absolute Return Tracker	$15,988	$1
Alternative Premia	415	16
Commodity Strategy	10,360	1
Managed Futures Strategy	2,956	—

D.  Service Plan — The Trust, on behalf of each applicable Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Funds.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% (except for the Commodity Strategy Fund, which charges an annual rate of 0.13%) of the average daily net

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Notes to Financial Statements (continued)

December 31, 2018

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds are 0.014%, 0.114%, 0.074% and 0.254%, respectively. Prior to April 30, 2018, the Other Expense limitation was 0.004% for the Alternative Premia Fund. These Other Expense limitations will remain in place through at least April 30, 2019, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Subsidiaries also pay certain other expenses, including service and custody fees. GSAM has agreed to reduce or limit each Subsidiary’s expenses (excluding management fees) to 0.004% of the Subsidiary’s average daily net assets for the Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended December 31, 2018, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
Absolute Return Tracker	$5,008,036	$798,370	$75,323	$5,881,729
Alternative Premia	213,333	360,965	37,339	611,637
Commodity Strategy	370,239	197,645	83,238	651,122
Managed Futures Strategy	344,792	33,753	36,906	415,451

G.  Line of Credit Facility — As of December 31, 2018, the Funds participated in a $770,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2018, the Funds did not have any borrowings under the facility.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H.  Other Transactions with Affiliates — The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2018:

Fund	Beginning Value as of December 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2018	Shares as of December 31, 2018	Dividend Income from Affiliated Investment Company
Absolute Return Tracker	$1,156,058,500	$1,782,959,063	$(1,209,707,050)	$1,729,310,513	1,729,310,513	$26,714,035
Alternative Premia	125,655,455	174,286,196	(208,629,372)	91,312,279	91,312,279	1,643,790
Commodity Strategy	127,131,680	768,457,081	(781,620,530)	113,968,231	113,968,231	2,977,558
Managed Futures Strategy	223,421,111	281,910,411	(309,621,524)	195,709,998	195,709,998	3,512,655

The Commodity Strategy Fund invests in the shares of the Goldman Sachs Access Treasury 0-1 Year ETF. The Goldman Sachs Access Treasury 0-1 Year ETF is considered to be affiliated with the Fund. The table below shows the transactions in and earnings from investments in the Goldman Sachs Access Treasury 0-1 Year ETF for the fiscal year ended December 31, 2018:

Fund	Affiliated Investment Company	Beginning Value as of December 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) on sale of Affiliated Investment Company	Change in Unrealized Appreciation (Depreciation)	Ending Value as of December 31, 2018	Shares as of December 31, 2018	Dividend Income from Affiliated Investment Company
Commodity Strategy	Goldman Sachs Access Treasury 0-1 Year ETF	$74,985,000	$—	$—	$—	$52,500	$75,037,500	750,000	$1,272,803

As of December 31, 2018, the following Goldman Sachs Fund of Funds Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Growth Strategy Portfolio
Alternative Premia	7%	19%	8%
Managed Futures Strategy	6	9	—

As of December 31, 2018, The Goldman Sachs Group, Inc. was the beneficial owner of the following Funds:

Fund	Class P	Class R
Alternative Premia	73%	100%

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Notes to Financial Statements (continued)

December 31, 2018

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2018, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Absolute Return Tracker	$—	$1,344,560,301	$—	$870,754,767
Commodity Strategy	77,171,871	—	131,446,703	663,752

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Absolute Return Tracker Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Consolidated Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Absolute Return Tracker Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% (prior to February 21, 2018, GSAM may have received a management fee of up to 0.205%) on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund may enter into master netting agreements with borrowers, which provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2018, are disclosed as “Payable upon return of securities loaned” on the Consolidated Statements of Assets and Liabilities, where applicable.

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7. SECURITIES LENDING (continued)

Both the Absolute Return Tracker Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended December 31, 2018, are reported under Investment Income on the Consolidated Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the fiscal year ended December 31, 2018		Amount Payable to Goldman Sachs Upon Return of Securities Loaned as of December 31, 2018
Fund	Earnings of GSAL Relating to Securities Loaned	Amount Received by the Fund from Lending to Goldman Sachs
Absolute Return Tracker	$11,370	$8,231	$1,434,000

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended December 31, 2018:

Fund	Beginning Value as of December 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2018
Absolute Return Tracker	$4,526,600	$312,806,874	$(254,838,229)	$62,495,245

8 . TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

	Absolute Return Tracker	Alternative Premia	Commodity Strategy	Managed Futures Strategy
Distributions paid from:
Ordinary income	$58,584,898	$3,958,839	$4,365,206	$—
Net long-term capital gains	11,420,629	868,426	—	382,338
Total taxable distributions	$70,005,527	$4,827,265	$4,365,206	$382,338

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

	Absolute Return Tracker	Alternative Premia	Commodity Strategy	Managed Futures Strategy
Distributions paid from:
Ordinary income	$38,810,519	$17,170,885	$17,441,888	$—
Net long-term capital gains	17,242,598	17,746,872	—	1,291,758
Return of capital distribution	—	—	3,780,479	—
Total taxable distributions	$56,053,117	$34,917,757	$21,222,367	$1,291,758

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Notes to Financial Statements (continued)

December 31, 2018

8. TAX INFORMATION (continued)

As of December 31, 2018, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Absolute Return Tracker	Alternative Premia	Commodity Strategy	Managed Futures Strategy
Undistributed ordinary income — net	$914,217	$—	$267,547	$—
Undistributed long-term capital gains	20,384	—	—	1,289,915
Total undistributed earnings	$934,601	$—	$267,547	$1,289,915
Capital loss carryforwards:
Perpetual Short-term	$—	$(1,596,536)	$(5,642,612)	$—
Perpetual Long-term	—	(607,760)	(12,209,074)	—
Total capital loss carryforwards	$—	$(2,204,296)	$(17,851,686)	$—
Timing differences (Post October Loss Deferral, Qualified Late Year Loss Deferral and Straddle Loss Deferral)	(30,623,186)	(285,908)	(1,990,865)	(7,630)
Unrealized gains (losses) — net	(57,168,180)	332,634	(29,717,809)	6,035,577
Total accumulated gains (losses) — net	$(86,856,765)	$(2,157,570)	$(49,292,813)	$7,317,862

As of December 31, 2018, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Absolute Return Tracker	Alternative Premia	Commodity Strategy	Managed Futures Strategy
Tax cost	$2,663,135,836	$90,355,874	$247,180,210	$197,220,386
Gross unrealized gain	50,956,673	10,042,008	628,129	14,995,193
Gross unrealized loss	(108,124,853)	(9,709,374)	(30,345,938)	(8,959,616)
Net unrealized gain (loss)	$(57,168,180)	$332,634	$(29,717,809)	$6,035,577

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures, options and foreign currency contracts, and differences related to the tax treatment of swap transactions and underlying fund investments and passive foreign investment company investments.

The Alternative Premia Fund reclassified $4,971,759 from distributable earnings to paid in capital for the year ending December 31, 2018. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from taxable overdistributions, net operating losses, and elimination entries related to cayman subsidiary.

The Commodity Strategy Fund reclassified $33,049,119 from distributable earnings to paid in capital for the year ending December 31, 2018. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from elimination entries related to Cayman subsidiary.

The Managed Futures Strategy Fund reclassified $3,250,594 from distributable earnings to paid in capital for the year ending December 31, 2018. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from net operating losses, and elimination entries related to cayman subsidiary.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.

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Notes to Financial Statements (continued)

December 31, 2018

9. OTHER RISKS (continued)

In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Tax Risk — Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. The IRS has issued such PLRs to the Absolute Return Tracker, Alternative Premia and Commodity Strategy Funds. Based on such rulings, these Funds may seek to gain exposure to the commodity markets through investments in commodity-linked notes and/or subsidiaries. The Managed Futures Strategy Fund has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. Additionally, the IRS has suspended the granting of such PLRs, pending review of its position on this matter. The IRS also recently issued proposed regulations that, if finalized, would generally treat the Fund’s income inclusion with respect to a subsidiary as qualifying income only if there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted would apply to taxable years beginning on or after 90 days after the regulations are published as final.

The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. The Managed Futures Strategy Fund has obtained an opinion of counsel that the Fund’s income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income”, in which case the Fund would fail to qualify as regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these investments. If a Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum

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10. INDEMNIFICATIONS (continued)

exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08 — Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, by requiring amortization to the earliest call date. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. GSAM is currently evaluating the impact, if any, of the amendments.

In September 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in the ASU modify fair value measurement disclosures. The amendments are effective for the Funds’ fiscal year beginning after December 15, 2019. GSAM is currently evaluating the impact, if any, of the amendments.

12. SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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Notes to Financial Statements (continued)

December 31, 2018

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Absolute Return Tracker Fund

	For the Fiscal Year Ended December 31, 2018		For the Fiscal Year Ended December 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,798,033	$44,842,536	4,155,392	$39,146,926
Reinvestment of distributions	160,862	1,438,177	181,440	1,683,766
Shares redeemed	(3,160,194)	(29,547,552)	(3,020,798)	(27,870,696)
	1,798,701	16,733,161	1,316,034	12,959,996
Class C Shares
Shares sold	1,258,940	10,851,182	495,237	4,306,884
Reinvestment of distributions	37,087	305,807	44,836	385,144
Shares redeemed	(557,406)	(4,790,628)	(548,390)	(4,746,483)
	738,621	6,366,361	(8,317)	(54,455)
Institutional Shares
Shares sold	184,753,329	1,781,048,133	95,572,065	913,321,573
Reinvestment of distributions	4,495,374	41,400,790	3,837,560	36,650,393
Shares redeemed	(112,906,830)	(1,081,871,140)	(46,891,600)	(449,758,187)
	76,341,873	740,577,783	52,518,025	500,213,779
Investor Shares(a)
Shares sold	23,848,937	228,166,646	8,957,614	85,109,117
Reinvestment of distributions	711,919	6,495,957	323,108	3,059,831
Shares redeemed	(6,195,929)	(58,596,382)	(867,881)	(8,272,568)
	18,364,927	176,066,221	8,412,841	79,896,380
Class P Shares(b)
Shares sold	19,347,235	187,497,150	—	—
Reinvestment of distributions	462,246	4,257,351	—	—
Shares redeemed	(2,987,874)	(27,949,398)	—	—
	16,821,607	163,805,103	—	—
Class R Shares
Shares sold	154,712	1,419,367	69,609	634,239
Reinvestment of distributions	4,837	42,136	8,319	75,287
Shares redeemed	(169,474)	(1,539,910)	(90,197)	(823,564)
	(9,925)	(78,407)	(12,269)	(114,038)
Class R6 Shares
Shares sold	663,674	6,405,161	252,533	2,379,529
Reinvestment of distributions	17,884	164,520	7,861	74,999
Shares redeemed	(250,643)	(2,382,060)	(30,766)	(295,334)
	430,915	4,187,621	229,628	2,159,194

NET INCREASE	114,486,719	$1,107,657,843	62,455,942	$595,060,856

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Commenced operations on April 17, 2018.

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13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Alternative Premia Fund

	For the Fiscal Year Ended December 31, 2018		For the Fiscal Year Ended December 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	229,026	$1,941,605	129,371	$1,341,861
Reinvestment of distributions	59,392	471,572	353,015	3,168,356
Shares redeemed	(689,924)	(5,926,201)	(1,677,162)	(17,293,028)
	(401,506)	(3,513,024)	(1,194,776)	(12,782,811)
Class C Shares
Shares sold	15,951	126,701	34,068	320,928
Reinvestment of distributions	66,038	486,701	416,821	3,492,742
Shares redeemed	(741,371)	(5,923,189)	(736,247)	(7,254,152)
	(659,382)	(5,309,787)	(285,358)	(3,440,482)
Institutional Shares
Shares sold	3,379,260	27,875,999	2,864,401	29,600,900
Reinvestment of distributions	73,146	594,674	2,778,371	25,477,015
Shares redeemed	(12,067,753)	(105,872,944)	(39,166,623)	(418,436,126)
	(8,615,347)	(77,402,271)	(33,523,851)	(363,358,211)
Investor Shares(a)
Shares sold	641,645	5,481,288	644,641	6,643,975
Reinvestment of distributions	60,656	488,889	233,124	2,124,125
Shares redeemed	(560,135)	(4,843,550)	(456,476)	(4,729,158)
	142,166	1,126,627	421,289	4,038,942
Class P Shares(b)
Shares sold	21,368	190,311	—	—
Reinvestment of distributions	84	685	—	—
Shares redeemed	(19,814)	(172,447)	—	—
	1,638	18,549	—	—
Class R Shares
Reinvestment of distributions	87	677	343	3,022
Shares redeemed	—	2	—	—
	87	679	343	3,022
Class R6 Shares
Shares sold	13,234,324	115,972,250	338,371	3,099,570
Reinvestment of distributions	339,564	2,753,859	281	2,577
Shares redeemed	(7,709,553)	(66,730,018)	—	—
	5,864,335	51,996,091	338,652	3,102,147

NET DECREASE	(3,668,009)	$(33,083,136)	(34,243,701)	$(372,437,393)

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Commenced operations on April 17, 2018.

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Notes to Financial Statements (continued)

December 31, 2018

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Commodity Strategy Fund

	For the Fiscal Year Ended December 31, 2018		For the Fiscal Year Ended December 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,251,112	$14,934,569	1,639,879	$18,151,681
Reinvestment of distributions	24,150	260,064	188,072	2,138,293
Shares redeemed	(2,723,863)	(30,606,937)	(2,969,031)	(33,355,502)
	(1,448,601)	(15,412,304)	(1,141,080)	(13,065,528)
Class C Shares
Shares sold	89,382	1,009,327	50,029	535,857
Reinvestment of distributions	535	4,993	12,116	131,581
Shares redeemed	(90,364)	(987,027)	(137,946)	(1,460,352)
	(447)	27,293	(75,801)	(792,914)
Institutional Shares
Shares sold	13,852,341	162,239,296	14,844,905	164,465,052
Reinvestment of distributions	254,245	2,712,225	1,146,384	13,133,768
Shares redeemed	(14,630,034)	(166,368,584)	(16,512,332)	(182,955,374)
	(523,448)	(1,417,063)	(521,043)	(5,356,554)
Investor Shares(a)
Shares sold	756,579	8,934,574	981,575	11,494,428
Reinvestment of distributions	9,842	103,250	43,024	492,408
Shares redeemed	(657,199)	(7,833,967)	(731,256)	(8,160,245)
	109,222	1,203,857	293,343	3,826,591
Class P Shares(b)
Shares sold	628,959	7,585,275	—	—
Reinvestment of distributions	6,042	66,814	—	—
Shares redeemed	(310,349)	(3,561,109)	—	—
	324,652	4,090,980	—	—
Class R Shares
Shares sold	111,272	1,280,888	124,106	1,352,903
Reinvestment of distributions	1,319	13,412	9,316	104,643
Shares redeemed	(133,213)	(1,517,725)	(261,776)	(2,883,989)
	(20,622)	(223,425)	(128,354)	(1,426,443)
Class R6 Shares
Shares sold	306,122	3,580,293	67,936	756,095
Reinvestment of distributions	189	1,957	924	10,027
Shares redeemed	(295,426)	(3,603,141)	(222,614)	(2,445,701)
	10,885	(20,891)	(153,754)	(1,679,579)

NET DECREASE	(1,548,359)	$(11,751,553)	(1,726,689)	$(18,494,427)

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Commenced operations on April 17, 2018.

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13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Managed Futures Strategy Fund

	For the Fiscal Year Ended December 31, 2018		For the Fiscal Year Ended December 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	439,024	$4,455,486	244,254	$2,500,639
Reinvestment of distributions	1,147	11,538	3,689	37,704
Shares redeemed	(329,581)	(3,314,739)	(1,789,506)	(18,264,273)
	110,590	1,152,285	(1,541,563)	(15,725,930)
Class C Shares
Shares sold	86,827	855,715	130,458	1,288,108
Reinvestment of distributions	570	5,457	1,825	17,904
Shares redeemed	(96,054)	(926,503)	(194,502)	(1,918,650)
	(8,657)	(65,331)	(62,219)	(612,638)
Institutional Shares
Shares sold	5,266,745	54,615,537	9,214,220	96,621,835
Reinvestment of distributions	11,693	120,438	65,135	679,354
Shares redeemed	(12,754,668)	(131,316,188)	(4,452,320)	(46,177,782)
	(7,476,230)	(76,580,213)	4,827,035	51,123,407
Investor Shares(a)
Shares sold	6,364,713	65,666,187	11,657,195	121,207,977
Reinvestment of distributions	15,625	159,532	48,292	499,819
Shares redeemed	(6,237,413)	(63,624,182)	(3,480,972)	(36,117,055)
	142,925	2,201,537	8,224,515	85,590,741
Class P Shares(b)
Shares sold	41,647	425,477	—	—
Reinvestment of distributions	64	662	—	—
Shares redeemed	(8)	(81)	—	—
	41,703	426,058	—	—
Class R Shares
Shares sold	5,066	50,581	35,598	359,629
Reinvestment of distributions	94	935	292	2,943
Shares redeemed	(4,551)	(46,180)	(8,267)	(83,260)
	609	5,336	27,623	279,312
Class R6 Shares(c)
Shares sold	5,758,231	58,786,189	—	—
Reinvestment of distributions	8,084	83,342	—	—
Shares redeemed	(843,805)	(8,659,000)	—	—
	4,922,510	50,210,531	—	—

NET INCREASE (DECREASE)	(2,266,550)	$(22,649,797)	11,475,391	$120,654,892

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Commenced operations on April 17, 2018.
(c)	Commenced operations on April 30, 2018.

157

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of

Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Alternative Premia Fund, Goldman Sachs Commodity Strategy Fund and Goldman Sachs Managed Futures Strategy Fund

Opinions on the Consolidated Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Alternative Premia Fund, Goldman Sachs Commodity Strategy Fund and Goldman Sachs Managed Futures Strategy Fund and each of their subsidiaries (four of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related consolidated statements of operations for the year ended December 31, 2018, the consolidated statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the consolidated financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These consolidated financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 26, 2019

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

158

GOLDMAN SACHS SELECT SATELLITE FUNDS

Fund Expenses — Six Month Period Ended December 31, 2018 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class P, Class R or Class R6 Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 through December 31, 2018, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Absolute Return Tracker Fund				Alternative Premia Fund				Commodity Strategy Fund				Managed Futures Strategy Fund
Share Class	Beginning Account Value 07/01/18	Ending Account Value 12/31/18		Expenses Paid for the 6 Months Ended 12/31/18*	Beginning Account Value 07/01/18	Ending Account Value 12/31/18		Expenses Paid for the 6 Months Ended 12/31/18*	Beginning Account Value 07/01/18	Ending Account Value 12/31/18		Expenses Paid for the 6 Months Ended 12/31/18*	Beginning Account Value 07/01/18	Ending Account Value 12/31/18		Expenses Paid for the 6 Months Ended 12/31/18*

Class A
Actual	$1,000	$966.80		$4.91	$1,000	$953.20		$6.01	$1,000	$779.30		$3.72	$1,000	$1,008.60		$7.64
Hypothetical 5% return	1,000	1,020.21	+	5.04	1,000	1,019.06	+	6.21	1,000	1,021.02	+	4.23	1,000	1,017.59	+	7.68
Class C
Actual	1,000	961.70		8.60	1,000	948.80		9.73	1,000	776.10		7.07	1,000	1,004.80		11.37
Hypothetical 5% return	1,000	1,016.43	+	8.84	1,000	1,015.22	+	10.06	1,000	1,017.24	+	8.03	1,000	1,013.86	+	11.42
Institutional
Actual	1,000	968.20		2.98	1,000	955.30		4.04	1,000	780.70		1.84	1,000	1,010.40		5.57
Hypothetical 5% return	1,000	1,022.18	+	3.06	1,000	1,021.07	+	4.18	1,000	1,023.14	+	2.09	1,000	1,019.66	+	5.60
Investor
Actual	1,000	968.10		3.67	1,000	953.80		4.73	1,000	780.30		2.60	1,000	1,009.50		6.38
Hypothetical 5% return	1,000	1,021.48	+	3.77	1,000	1,020.37	+	4.89	1,000	1,022.28	+	2.96	1,000	1,018.85	+	6.41
Class P
Actual	1,000	967.30		2.93	1,000	955.20		3.79	1,000	780.90		2.02	1,000	1,010.40		5.68
Hypothetical 5% return	1,000	1,022.23	+	3.01	1,000	1,021.32	+	3.92	1,000	1,022.94	+	2.29	1,000	1,019.56	+	5.70
Class R
Actual	1,000	965.50		6.14	1,000	951.20		7.23	1,000	778.40		4.84	1,000	1,006.70		8.90
Hypothetical 5% return	1,000	1,018.95	+	6.31	1,000	1,017.80	+	7.48	1,000	1,019.76	+	5.50	1,000	1,016.33	+	8.94
Class R6
Actual	1,000	968.30		2.93	1,000	955.20		3.94	1,000	780.10		2.11	1,000	1,010.40		5.68
Hypothetical 5% return	1,000	1,022.23	+	3.01	1,000	1,021.17	+	4.08	1,000	1,022.84	+	2.40	1,000	1,019.56	+	5.70

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class P	Class R	Class R6
Absolute Return Tracker	0.99%	1.74%	0.60%	0.74%	0.59%	1.24%	0.59%
Alternative Premia	1.22	1.98	0.82	0.96	0.77	1.47	0.80
Commodity Strategy	0.83	1.58	0.41	0.58	0.45	1.08	0.47
Managed Futures Strategy	1.51	2.25	1.10	1.26	1.12	1.76	1.12

159

GOLDMAN SACHS SELECT SATELLITE FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 69	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Director, Emerson Center for the Arts and Culture (2011-2017); and Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Kathryn A. Cassidy Age: 64	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Diana M. Daniels Age: 69	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Herbert J. Markley Age: 68	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Roy W. Templin Age: 58	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 67	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

160

GOLDMAN SACHS SELECT SATELLITE FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 56	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				156	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2018.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2018, Goldman Sachs Trust consisted of 90 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 29 portfolios (14 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

161

GOLDMAN SACHS SELECT SATELLITE FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 56	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 41	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 47	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2018.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Select Satellite Funds — Tax Information (Unaudited)

For the fiscal year ended December 31, 2018, 10.70% of the dividends paid from net investment company taxable income by the Absolute Return Tracker Fund qualified for the dividends received deduction available to corporations.

For the fiscal year ended December 31, 2018, 13.08% of the dividends paid from net investment company taxable income by the Absolute Return Tracker Fund qualified for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Absolute Return Tracker Fund, Alternative Premia Fund and Managed Futures Strategy Fund designate $11,420,629, $868,426 and $382,338 respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2018.

During the fiscal year ended December 31, 2018, the Absolute Return Tracker Fund and Alternative Premia Fund designate $30,271,896 and $3,958,839, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

162

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.34 trillion in assets under supervision as of December 31, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[4]
∎	International Equity ESG Fund[5]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[8]
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[5]	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer

and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of December 31, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2019 Goldman Sachs. All rights reserved. 155903-OTU-923339 SELSATAR-19/59K

Goldman Sachs Funds

Annual Report	December 31, 2018

Tax-Advantaged Equity Funds
U.S. Equity Dividend and Premium
International Equity Dividend and Premium
U.S. Tax-Managed Equity
International Tax-Managed Equity

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Service, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of a Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Funds’ transfer agent if you invest directly with the transfer agent.

Goldman Sachs Tax-Advantaged Equity Funds

∎	U.S. EQUITY DIVIDEND AND PREMIUM

∎	INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

∎	U.S. TAX-MANAGED EQUITY

∎	INTERNATIONAL TAX-MANAGED EQUITY

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Tax-Advantaged Equity Funds

Market Review

During the 12 months ended December 31, 2018 (the “Reporting Period”), the performance of the U.S. and international equity markets was influenced most by U.S. and global economic data, central bank monetary policy and geopolitical issues.

U.S. and international equities saw a strong start to the Reporting Period in January 2018, driven by positive economic data, a $1.5 trillion tax reform law signed in December 2017, and a favorable corporate earnings season. In February 2018, however, U.S. and international equities sold off on market speculation of a faster pace of Federal Reserve (“Fed”) short-term interest rate hikes, which stoked a sharp rise in bond yields and an increase in equity market volatility. Concerns about Fed monetary policy tightening were further exacerbated by solid U.S. labor and inflation data. While the hawkish Fed minutes were largely expected, new Fed Chair Jerome Powell’s Congressional testimony, positing a more optimistic economic outlook since the December 2017 Fed meeting, surprised equity markets with its hawkish tilt, sparking another sell-off in U.S. and international stocks. (Jerome Powell assumed the chairmanship of the Fed in February 2018. Hawkish language tends to suggest higher interest rates; opposite of dovish.) In March 2018, escalating trade tensions and potential tariffs weighed on investor sentiment. Meanwhile, the Fed delivered on a widely expected interest rate increase, with its “dot plot” pointing to a total of three interest rate hikes in the 2018 calendar year and potentially two in 2019. (The “dot plot” shows rate projections of the members of the Fed’s Open Market Committee.) In Europe, an agreement between the U.K. and the European Union on a 21-month transition after Brexit reduced political uncertainty. (Brexit is the popular term for the U.K.’s approved vote on a referendum to exit the European Union.)

By the end of the Reporting Period, the Fed had hiked interest rates four times and communicated an upbeat view of its economic outlook, spurred by strong U.S. labor and inflation data. Against these strong fundamentals, escalating trade tensions, fears of a global economic slowdown and populist politics broadly weighed on investor sentiment throughout 2018. During the second and third calendar quarters, U.S. equities recorded generally solid gains, supported by a combination of robust economic growth, strong corporate profits and rising earnings estimates. In contrast, international stocks finished the second calendar quarter with modestly negative returns and posted only modest gains during the third calendar quarter, as political uncertainty remained elevated in Europe, particularly surrounding the Italian fiscal budget and ongoing Brexit negotiations. In the fourth quarter of 2018, U.S. and international equities alike fell sharply on continued trade war escalations between the U.S. and China, on heightened political uncertainty and in a delayed response to an earlier rise in global interest rates. U.S. and international equities saw a reprieve in November on more accommodative comments from Fed Chair Powell and on encouraging progress toward China-U.S. trade talks. However, the recovery was short-lived, as U.S. and international equities plunged in December 2018 on softer global economic data, which led to downward consensus expectations for corporate earnings growth, and on the Fed’s ongoing interest rate hikes. A partial U.S. federal government shutdown and the U.S. President’s criticism of Fed Chair Jerome Powell also weighed on U.S. stocks, while European equities fell on continued uncertainty surrounding a no-deal Brexit scenario.

For the Reporting Period overall, the U.S. equity market, as represented by the S&P 500® Index (with dividends reinvested), recorded a return of -4.38%. Seven of the 11 sectors in the S&P 500® Index posted negative returns and four generated positive returns. During the Reporting Period, health care, utilities, consumer discretionary and information technology were the best performing sectors in the S&P 500® Index, as measured by total return, while

1

MARKET REVIEW

the weakest performing sectors in the S&P 500® Index were energy, materials, industrials and financials.

Within the U.S. equity market, there was significant disparity in performance not only among sectors but also among the various capitalization and style segments. While all capitalization segments posted negative returns, large-cap stocks, as measured by the Russell 1000® Index, performed best, followed at some distance by mid-cap stocks, as measured by the Russell Midcap® Index, and then small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the FTSE Russell indices.)

International equities produced a return of -13.79%, as measured by the MSCI EAFE Index (Net, USD, Unhedged), during the Reporting Period as a whole. On the basis of total return, financials, materials, information technology, consumer discretionary and industrials were the weakest performing sectors in the MSCI EAFE Index. Utilities was the only sector in the MSCI EAFE Index to post a positive return during the Reporting Period.

From a country perspective, all equity markets in the MSCI EAFE Index recorded negative absolute returns during the Reporting Period. Austria, Belgium, Ireland and Germany were the weakest individual country constituents in the MSCI EAFE Index. Although Finland, New Zealand, Israel, Norway, Hong Kong and Switzerland also posted negative absolute returns, they were the best performing individual country constituents in the MSCI EAFE Index during the Reporting Period.

Looking Ahead

In the months ahead, we expect less expensive stocks to outpace more expensive stocks. We also believe that stocks with good momentum are likely to outperform those with poor momentum. Our plan is to seek profitable companies with positive fundamentals, sustainable earnings and a track record of using capital to enhance shareholder value. To that end, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide potentially strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

2

INVESTMENT PROCESS

What Differentiates the Goldman Sachs U.S. Equity Dividend and Premium and Goldman Sachs International Equity Dividend and Premium Funds’ Investment Process?

The Goldman Sachs U.S. Equity Dividend and Premium Fund seeks to maximize income and total return. The Goldman Sachs International Equity Dividend and Premium Fund seeks to maximize total return with an emphasis on income. Their portfolios consist primarily of large-cap, dividend-paying stocks.1 By investing in these securities, and through the use of option call writing, the Funds seek to generate an attractive after-tax cash flow.

A diversified portfolio:

∎	Create a diversified large-cap equity portfolio that participates in all industries and sectors.

∎	Emphasize higher dividend-paying stocks within each industry and sector.

Written call options:

∎	The Funds utilize index call writing to seek to enhance their cash flow.

∎

We use proprietary quantitative techniques, including optimization tools, a risk model and a transactions cost model, in identifying a portfolio of stocks that we believe may enhance expected dividend yield while limiting deviations when compared to the S&P 500® Index or MSCI EAFE Index, as applicable.

∎	A fully invested, style-consistent portfolio.

∎	The Funds seek attractive after-tax cash flow from qualified dividends, long-term capital gains and option call writing.

∎	The Funds seek to enhance after-tax returns by generating distributions primarily from qualified dividends and long-term capital gains.

[1]	Dividends are not guaranteed and a company’s future ability to pay dividends may be limited.
There is no guarantee that these objectives will be met.

3

PORTFOLIO RESULTS

U.S. Equity Dividend and Premium Fund

Investment Objective

The Fund seeks to maximize income and total return.

Portfolio Management Discussion and Analysis

Effective after the close of business on June 29, 2018, the Goldman Sachs U.S. Equity Dividend and Premium Fund’s (the “Fund”) non-fundamental policy to invest at least 80% of its net assets in particular investments changed. After that date, the Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in dividend-paying equity investments in large-cap U.S. issuers with public stock market capitalizations within the range of the market capitalization of the S&P 500® Index at the time of the investment.

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended December 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional and Investor Shares generated average annual total returns, without sales charges, of -6.63%, -7.38%, -6.28% and -6.47%, respectively. These returns compare to the -4.38% average annual total return of the Fund’s primary benchmark, the Standard & Poor’s 500® Index (with dividends reinvested) (the “S&P 500® Index”), during the same period. The Bloomberg Barclays U.S. Aggregate Bond Index, the secondary benchmark, returned 0.01%.

For the period since their inception on April 17, 2018 through December 31, 2018, the Fund’s Class P Shares generated a cumulative total return of -6.73% compared to the -6.06% cumulative total return of the S&P 500® Index. The Bloomberg Barclays U.S. Aggregate Bond Index returned 2.25% during the same period.

For the period since their inception on April 30, 2018 through December 31, 2018, the Fund’s Class R6 Shares generated a cumulative total return of -4.78% compared to the -4.02% cumulative total return of the S&P 500® Index. The Bloomberg Barclays U.S. Aggregate Bond Index returned 2.25% during the same period.

Although the Fund does not invest in fixed income securities, maximizing income is part of the Fund’s investment objective, and therefore we believe that a comparison of the Fund’s performance to that of the Bloomberg Barclays U.S. Aggregate Bond Index is useful to investors.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, security selection detracted from the Fund’s relative performance. Specifically, the Fund’s bias toward stocks with higher dividend yields hurt returns. Overall, the Fund was hampered by its holdings in the financials, consumer discretionary and consumer staples sectors. It benefited from its investments in the health care, energy and real estate sectors.

The sale of call options on the S&P 500® Index contributed positively to the Fund’s total return during the Reporting Period. A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.

Q	How did the Fund’s call writing affect its performance?

A	Consistent with our investment approach, we wrote index call options on a portion of the stock portfolio’s market value. When the Fund sells an index call option, it retains the premium it receives from the sale. However, if the purchaser exercises the option, the Fund is obligated to pay the purchaser the difference between the price of the index and the exercise price of the option. Although the Fund retains the premium it receives from the sale of the option, the premium may not exceed the difference in the value of the index as call options are exercised. However, during the Reporting Period, the S&P® 500 Index declined, and thus our call writing overall added slightly to relative performance.

4

PORTFOLIO RESULTS

Call option writing has the potential to reduce Fund volatility. Since its inception, the realized daily volatility of the Fund has been 17.39% compared to the realized volatility of the S&P 500® Index of 18.91%. During the Reporting Period, the realized daily volatility of the Fund was 15.39% compared to the realized volatility of the S&P 500® Index of 16.93%.[1]

Q	What was the Fund’s dividend yield during the Reporting Period?

A	While maintaining industry and sector weights consistent with the S&P 500® Index, we favor stocks with higher dividend yields. The dividend yield of the Fund’s Institutional Share class during the Reporting Period was 3.08% compared to 2.24% for the S&P 500® Index. (Dividend yield is a ratio that shows how much a company pays out in dividends in a year divided by its share price.) The Fund’s dividend yield served to enhance its quarterly net income distributions. As of December 31, 2018, the Standardized 30-Day Subsidized Yield was 2.37% and the Standardized 30-Day Unsubsidized Yield was 2.33%.[2]

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	Relative to the S&P 500® Index, the Fund was hurt by its overweight positions in investment management company Invesco, fashion retailer L Brands and automaker Ford Motor Company. The Fund was overweight all three stocks primarily due to their attractive dividend yields and/or risk metrics.

Q	Which individual stock holdings contributed most positively to the Fund’s relative results?

A	The Fund benefited from overweight positions versus the S&P 500® Index in Pfizer and Abbott Laboratories, both pharmaceutical companies. An underweight in industrial conglomerate General Electric also added to performance. The Fund was overweight Pfizer and Abbott Laboratories largely because of their attractive dividend yields and/or risk metrics. The underweight in General Electric was primarily due to its unattractive yield and/or risk metrics.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures did not have a significant impact on Fund performance during the Reporting Period. Consistent with our investment approach, we also wrote equity index options on a portion of the portfolio’s market value in an effort to generate premiums. Equity index options had a positive impact on performance during the Reporting Period.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	We made no changes to our quantitative model during the Reporting Period.

[1]	The realized daily volatility of the Fund quoted herein is for Institutional Shares, net of fees. Based on GSAM calculations.

[2]	The Standardized 30-Day Subsidized Yield and Standardized 30-Day Unsubsidized Yield of the Fund quoted herein is for Institutional Shares, net of fees. Based on GSAM calculations.

5

FUND BASICS

U.S. Equity Dividend and Premium Fund

as of December 31, 2018

PERFORMANCE REVIEW

January 1, 2018–December 31, 2018	Fund Total Return (based on NAV)[1]	S&P 500® Index[2]	Bloomberg Barclays U.S. Aggregate Bond Index[3]

Class A	-6.63%	-4.38%	0.01%
Class C	-7.38	-4.38	0.01
Institutional	-6.28	-4.38	0.01
Investor	-6.47	-4.38	0.01

April 17, 2018–December 31, 2018
Class P	-6.73%	-6.06%	2.25%

April 30, 2018–December 31, 2018
Class R6	-4.78%	-4.02%	2.25%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500® Index is an unmanaged composite index of 500 common stock prices. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[4]

For the period ended 12/31/18	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-11.80%	5.18%	10.14%	5.92%	8/31/05
Class C	-8.29	5.59	9.93	5.57	8/31/05
Institutional	-6.28	6.80	11.21	6.79	8/31/05
Investor	-6.47	6.64	N/A	10.81	8/31/10
Class P	N/A	N/A	N/A	-6.73	4/17/18
Class R6	N/A	N/A	N/A	-4.78	4/30/18

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

6

FUND BASICS

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.12%	1.15%
Class C	1.87	1.90
Institutional	0.74	0.76
Investor	0.87	0.90
Class P	0.73	0.75
Class R6	0.73	0.75

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 12/31/18[6]

Class A Shares	One Year	Five Years	Ten Years

Returns before taxes*	-11.80%	5.18%	10.14%
Returns after taxes on distributions**	-13.22	3.74	8.95
Returns after taxes on distributions*** and sale of Fund shares	-5.89	3.97	8.27

[6]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 40.8% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

7

FUND BASICS

TOP TEN HOLDINGS AS OF 12/31/18[7]

Holding	% of Net Assets	Line of Business

Microsoft Corp.	4.3%	Software & Services
Apple, Inc.	3.6	Technology Hardware & Equipment
Amazon.com, Inc.	3.2	Retailing
JPMorgan Chase & Co.	2.1	Banks
Pfizer, Inc.	2.0	Pharmaceuticals, Biotechnology & Life Sciences
Exxon Mobil Corp.	1.8	Energy
Johnson & Johnson	1.7	Pharmaceuticals, Biotechnology & Life Sciences
Facebook, Inc. Class A	1.6	Media & Entertainment

Cisco Systems, Inc.	1.5	Technology Hardware & Equipment

Chevron Corp.	1.5	Energy

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[8]

As of December 31, 2018

[8]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.1% of the Fund’s net assets at December 31, 2018. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

8

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Performance Summary

December 31, 2018

The following graph shows the value as of December 31, 2018, of a $1,000,000 investment made on January 1, 2009 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s primary and secondary benchmarks, the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index, respectively, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class P and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

U.S. Equity Dividend and Premium Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 1, 2009 through December 31, 2018.

Average Annual Total Return through December 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 31, 2005)
Excluding sales charges	-6.63%	6.39%	10.77%	6.37%
Including sales charges	-11.80%	5.18%	10.14%	5.92%

Class C (Commenced August 31, 2005)
Excluding contingent deferred sales charges	-7.38%	5.59%	9.93%	5.57%
Including contingent deferred sales charges	-8.29%	5.59%	9.93%	5.57%

Institutional (Commenced August 31, 2005)	-6.28%	6.80%	11.21%	6.79%

Investor (Commenced August 31, 2010)	-6.47%	6.64%	N/A	10.81%

Class P (Commenced April 17, 2018)	N/A	N/A	N/A	-6.73%*

Class R6 (Commenced April 30, 2018)	N/A	N/A	N/A	-4.78%*

*	Total return for periods of less than one year represents cumulative total return.

9

PORTFOLIO RESULTS

International Equity Dividend and Premium Fund

Investment Objective

The Fund seeks to maximize total return with an emphasis on income.

Portfolio Management Discussion and Analysis

Effective after the close of business on June 29, 2018, the Goldman Sachs International Equity Dividend and Premium Fund’s (the “Fund”) non-fundamental policy to invest at least 80% of its net assets in particular investment changed. After that date, the Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in dividend-paying equity investments in non-U.S. issuers with public stock market capitalizations within the range of the market capitalization of the MSCI EAFE Index (Net, USD, Unhedged) at the time of investment.

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended December 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional and Investor Shares generated average annual total returns, without sales charges, of -13.34%, -14.01%, -12.96% and -13.10%, respectively. These returns compare to the -13.79% average annual total return of the Fund’s primary benchmark, the MSCI EAFE Index (Net, USD, Unhedged) (“MSCI EAFE Index”). The Bloomberg Barclays Global Aggregate Bond Index (USD, Unhedged), the secondary benchmark, returned -1.20%.

For the period since their inception on April 17, 2018 through December 31, 2018, the Fund’s Class P Shares generated a cumulative total return of -14.35% compared to the -14.52% cumulative total return of the MSCI EAFE Index. The Bloomberg Barclays Global Aggregate Bond Index returned -2.58% during the same period.

For the period since their inception on April 30, 2018 through December 31, 2018, the Fund’s Class R6 Shares generated a cumulative total return of -13.25% compared to the -14.40% cumulative total return of the MSCI EAFE Index. The Bloomberg Barclays Global Aggregate Bond Index returned -0.94% during the same period.

Although the Fund does not invest in fixed income securities, maximizing income is part of the Fund’s investment objective, and therefore we believe that a comparison of the Fund’s performance to that of the Bloomberg Barclays Global Aggregate Bond Index is useful to investors.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund benefited from security selection during the Reporting Period, as the Fund’s bias toward stocks with higher dividend yields added to performance. Overall, the Fund was helped by holdings in the financials, materials and health care sectors. It was held back by its investments in the communication services, industrials and information technology sectors. (After the close of business on September 28, 2018, the telecommunications services sector was renamed the communication services sector and was broadened to include certain companies from the information technology and consumer discretionary sectors that facilitate communication and offer related content and information through various media.)

The sale of call options on the MSCI EAFE Index contributed positively to the Fund’s total return during the Reporting Period. A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.

10

PORTFOLIO RESULTS

Q	How did the Fund’s call writing affect its performance?

A	Consistent with our investment approach, we wrote index call options on a portion of the stock portfolio’s market value. When the Fund sells an index call option, it retains the premium it receives from the sale. However, if the purchaser exercises the option, the Fund is obligated to pay the purchaser the difference between the price of the index and the exercise price of the option. While the Fund retains the premium it receives from the sale of the option, the premium may not exceed the difference in the value of the index as call options are exercised. However, during the Reporting Period, the MSCI EAFE Index declined, and our call writing overall added to performance.

Call option writing has the potential to reduce Fund volatility, but since its inception, the realized daily volatility of the Fund has been 20.30% compared to the realized volatility of the MSCI EAFE Index of 18.78%. During the Reporting Period, the realized daily volatility of the Fund was 12.17% compared to the realized volatility of the MSCI EAFE Index of 11.74%.[1]

Q	What was the Fund’s dividend yield during the Reporting Period?

A	While maintaining industry and sector weights consistent with the MSCI EAFE Index, we favor stocks with higher dividend yields. The dividend yield of the Fund’s Institutional Share class during the Reporting Period was 4.95% compared to 3.78% for the MSCI EAFE Index. (Dividend yield is a ratio that shows how much a company pays out in dividends in a year divided by its share price.) The Fund’s dividend yield served to enhance its quarterly net income distributions. As of December 31, 2018, the Standardized 30-Day Subsidized Yield was 3.68% and the Standardized 30-Day Unsubsidized Yield was 3.51%.[2]

Q	Which individual stock holdings contributed most positively to the Fund’s relative results during the Reporting Period?

A	Compared to the MSCI EAFE Index, the Fund benefited from overweight positions in Norwegian seafood company Mowi (formerly Marine Harvest); Hong Kong-based Link Real Estate Investment Trust; and U.K. pharmaceutical manufacturer GlaxoSmithKline. We chose to overweight all three stocks largely because of their attractive dividend yields and/or risk metrics.

Q	Which individual stock holdings detracted significantly from relative performance?

A	During the Reporting Period, the Fund was hurt by overweight positions relative to the MSCI EAFE Index in British telecommunications conglomerate Vodafone, German automobile maker Daimler and French-Italian semiconductor manufacturer STMicroelectronics. It was overweight all three stocks primarily because of their attractive dividend yield and/or risk metrics.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures did not have a significant impact on Fund performance during the Reporting Period. Consistent with our investment approach, we also wrote equity index options on a portion of the portfolio’s market value in an effort to generate premiums. Equity index options had a positive impact on performance during the Reporting Period.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	We made no changes to our quantitative model during the Reporting Period.

[1]	The realized daily volatility of the Fund quoted herein is for Institutional Shares, net of fees. Based on GSAM calculations.

[2]	The Standardized 30-Day Subsidized Yield and Standardized 30-Day Unsubsidized Yield of the Fund quoted herein is for Institutional Shares, net of fees. Based on GSAM calculations.

11

FUND BASICS

International Equity Dividend and Premium Fund

as of December 31, 2018

PERFORMANCE REVIEW

January 1, 2018–December 31, 2018	Fund Total Return (based on NAV)[1]	MSCI EAFE Index (net, USD, unhedged)[2]	Bloomberg Barclays Global Aggregate Bond Index (gross, USD, unhedged)[3]

Class A	-13.34%	-13.79%	-1.20%
Class C	-14.01	-13.79	-1.20
Institutional	-12.96	-13.79	-1.20
Investor	-13.10	-13.79	-1.20

April 17, 2018–December 31, 2018
Class P	-14.35%	-14.52%	-2.58%

April 30, 2018–December 31, 2018
Class R6	-13.25%	-14.40%	-0.94%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI EAFE Index (net, USD, unhedged) is an unmanaged market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

[3]	The Bloomberg Barclays Global Aggregate Bond Index (gross, USD, unhedged) represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[4]

For the period ended 12/31/18	One Years	Five Years	Ten Years	Since Inception	Inception Date

Class A	-18.09%	-1.73%	3.73%	-0.53%	1/31/08
Class C	-14.87	-1.39	3.52	-0.89	1/31/08
Institutional	-12.96	-0.24	4.69	0.26	1/31/08
Investor	-13.10	-0.40	N/A	3.49	8/31/10
Class P	N/A	N/A	N/A	-14.35	4/17/18
Class R6	N/A	N/A	N/A	-13.25	4/30/18

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

12

FUND BASICS

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.33%	1.34%
Class C	2.08	2.09
Institutional	0.94	0.95
Investor	1.08	1.09
Class P	0.93	0.94
Class R6	0.93	0.94

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 12/31/18[6]

Class A Shares	One Year	Five Years	Ten Years

Returns before taxes*	-18.09%	-1.73%	3.73%
Returns after taxes on distributions**	-18.54	-2.32	3.11
Returns after taxes on distributions*** and sale of Fund shares	-10.23	-1.10	3.22

[6]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 40.8% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

13

FUND BASICS

TOP TEN HOLDINGS AS OF 12/31/18[7]

Company	% of Net Assets	Line of Business	Country

HSBC Holdings plc	2.7%	Banks	United Kingdom

Novartis AG (Registered)	1.9	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Nestle SA (Registered)	1.8	Food, Beverage & Tobacco	Switzerland

Roche Holding AG	1.6	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
GlaxoSmithKline plc ADR	1.5	Pharmaceuticals, Biotechnology & Life Sciences	United Kingdom
National Australia Bank Ltd.	1.5	Banks	Australia

Daimler AG (Registered)	1.4	Automobiles & Components	Germany
Toyota Motor Corp.	1.4	Automobiles & Components	Japan
Royal Dutch Shell plc Class A	1.2	Energy	Netherlands
Vodafone Group plc ADR	1.2	Telecommunication Services	United Kingdom

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[8]

As of December 31, 2018

[8]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.8% of the Fund’s net assets at December 31, 2018. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

14

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Performance Summary

December 31, 2018

The following graph shows the value as of December 31, 2018, of a $1,000,000 investment made on January 1, 2009 in Institutional Shares. For comparative purposes, the performance of the Fund’s primary and secondary benchmarks, the MSCI EAFE Index (Net, USD, Unhedged) and the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Unhedged), respectively, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class P and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

International Equity Dividend and Premium Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 1, 2009 through December 31, 2018.

Average Annual Total Return through December 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced January 31, 2008)
Excluding sales charges	-13.34%	-0.60%	4.32%	-0.02%
Including sales charges	-18.09%	-1.73%	3.73%	-0.53%

Class C (Commenced January 31, 2008)
Excluding contingent deferred sales charges	-14.01%	-1.39%	3.52%	-0.89%
Including contingent deferred sales charges	-14.87%	-1.39%	3.52%	-0.89%

Institutional (Commenced January 31, 2008)	-12.96%	-0.24%	4.69%	0.26%

Investor (Commenced August 31, 2010)	-13.10%	-0.40%	N/A	3.49%

Class P (Commenced April 17, 2018)	N/A	N/A	N/A	-14.35%*

Class R6 (Commenced April 30, 2018)	N/A	N/A	N/A	-13.25%*

*	Total return for periods of less than one year represents cumulative total return.

15

INVESTMENT PROCESS

What Differentiates the Goldman Sachs Global Tax-Management Investment Process?

In managing money for many of the world’s wealthiest taxable investors, Goldman Sachs often constructs a diversified investment portfolio around a tax-managed core. With the Goldman Sachs U.S. Tax-Managed Equity Fund and Goldman Sachs International Tax-Managed Equity Fund, investors can access Goldman Sachs’ tax-smart investment expertise while capitalizing on this same strategic approach to portfolio construction.

Goldman Sachs Global Tax-Management Investment Process

The Goldman Sachs Global Tax-Management investment process is a disciplined quantitative approach that has been consistently applied since 1989. With the Goldman Sachs U.S. Tax-Managed Equity Fund and the Goldman Sachs International Tax-Managed Equity Fund, the investment process is enhanced with an additional layer that seeks to maximize after-tax returns.

∎	Comprehensive
∎	Extensive
∎	Rigorous
∎	Fundamental
∎	Objective
∎	Insightful

Advantage: Daily analysis of approximately 3,000 U.S. and international equity securities using a proprietary model.

∎	Benchmark driven
∎	Sector and size neutral
∎	Tax optimized

Tax optimization is an additional layer that is built into the existing investment process — a distinct advantage. While other managers may simply seek to minimize taxable distributions through a low turnover strategy, this extension of the investment process seeks to maximize after-tax returns — the true objective of every taxable investor.

Advantage: Value added through stock selection — not market timing, industry rotation or style bias.

∎	A fully invested, style-consistent portfolio
∎	Broad access to the total U.S. and international equity markets
∎	A consistent goal of seeking to maximize after-tax risk-adjusted returns

16

PORTFOLIO RESULTS

U.S. Tax-Managed Equity Fund

Investment Objective

The Fund seeks to provide long-term after-tax growth of capital through tax-sensitive participation in a broadly diversified portfolio of U.S. equity securities.

Portfolio Management Discussion and Analysis

Effective after the close of business on June 29, 2018, the Goldman Sachs U.S. Tax-Managed Equity Fund’s (the “Fund”) non-fundamental policy to invest at least 80% of its net assets in particular investments changed. After that date, the Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in equity investments in U.S. issuers.

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended December 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service and Investor Shares generated average annual total returns, without sales charges, of -8.15%, -8.85%, -7.78%, -8.26% and -7.95%, respectively. This compares to the -5.24% average annual total return of the Fund’s benchmark, the Russell 3000® Index (the “Index”), over the same time period.

For the period since their inception on April 17, 2018 through December 31, 2018, the Fund’s Class P Shares generated a cumulative total return of -10.62% compared to the -7.01% cumulative total return of the Index.

For the period since their inception on April 30, 2018 through December 31, 2018, the Fund’s Class R6 Shares generated a cumulative total return of -8.72% compared to the -4.99% cumulative total return of the Index.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, four of our quantitative model’s six investment themes added to relative returns. However, the Fund underperformed the Index largely because of certain individual stock positions.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	The Fund uses a variety of quantitative techniques, in combination with a qualitative overlay, when selecting investments that have the potential to maximize the Fund’s after-tax return and minimize capital gains and income distributions. These quantitative techniques are derived from fundamental research and are based on certain investment themes. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, four of our quantitative model’s six investment themes contributed positively to relative performance. Quality was our best performing theme. The Quality theme assesses both firm and financial quality. Momentum, Management and Sentiment added further to relative results. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Management theme assesses

17

PORTFOLIO RESULTS

the characteristics, policies and strategic decisions of company management. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

The Valuation and Profitability themes detracted from relative returns during the Reporting Period. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Profitability theme assesses whether a company is earning more than its cost of capital.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. The Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Q	How successful was your stock selection during the Reporting Period?

A	The Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire U.S. equity market, ranging from large- to small-cap stocks. During the Reporting Period, certain individual stock positions, led by holdings in the consumer discretionary, information technology and consumer staples sectors, detracted from relative performance. On the positive side, the Fund benefited from its investments in the industrials, utilities and health care sectors.

Q	Which individual stock holdings detracted significantly from relative performance?

A	During the Reporting Period, the Fund was hurt by overweight positions compared to the Index in semiconductor manufacturer Applied Materials, food maker Tyson Foods and recreational vehicle manufacturer Thor Industries. We chose to overweight Applied Materials because of our positive views on Sentiment and Management. The overweights in Tyson Foods and Thor Industries were due to our positive views on Sentiment and Valuation.

Q	Which individual stock holdings contributed most positively to the Fund’s relative results during the Reporting Period?

A	Relative to the Index, the Fund benefited from overweight positions in medical device manufacturer Boston Scientific and software company Adobe Systems. We adopted the overweights in Boston Scientific and Adobe Systems based on our positive views on Sentiment. An underweight in industrial conglomerate General Electric, assumed due to our negative views on Management, also bolstered performance.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures did not have a significant impact on Fund performance during the Reporting Period.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	During the Reporting Period, we made some enhancements to our quantitative model within the U.S. region. In the second quarter of 2018, we introduced two new signals within our Sentiment theme that use options data to gauge sentiment around companies. The first signal looks at high-conviction option purchases to assess how strongly market participants feel about the prospects of a particular stock. The second signal aims to infer the positive or negative sentiment around a stock by looking at put and call options purchased for the particular company. (A put option is an option contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying asset at a specified price within a specified time. A call option is an option that gives the holder the right, but not the obligation, to buy an underlying asset at an agreed-upon price at any time up to an agreed-upon date.)

We also introduced a new signal within our Momentum theme that helps us create economic links between different companies, potentially giving us insight into price movements of related companies. The signal uses natural language processing techniques to read through various sections in patent documents to form such economic linkages.

In the fourth quarter of 2018, we added a signal within our Quality theme that uses novel data to help us understand consumer retail trends. We believe this signal will complement our existing suite of alternative data metrics to

18

PORTFOLIO RESULTS

help us better understand retailers’ earnings growth. We also added a number of signals that utilize natural language processing and regulatory filings to help us better understand the regulatory and business risks faced by companies. In addition, within our Sentiment theme, we enhanced existing signals that use machine learning to help understand sell-side analyst sentiment. With a larger corpus of sell-side research reports to analyze, we introduced a new machine learning algorithm to help classify sentiment.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	As mentioned previously, we focus on picking stocks rather than on making industry or sector bets. The Fund is similar to the Index in terms of its sector allocation and style. That said, at the end of the Reporting Period, the Fund was overweight relative to the Index in the health care and financials sectors. It was underweight compared to the Index in the consumer staples, communications services and information technology sectors. The Fund was relatively neutral versus the Index in the industrials, consumer discretionary, energy, real estate, utilities and materials sectors at the end of the Reporting Period. (After the close of business on September 28, 2018, the telecommunications services sector was renamed the communication services sector and was broadened to include certain companies from the information technology and consumer discretionary sectors that facilitate communication and offer related content and information through various media.)

19

FUND BASICS

U.S. Tax-Managed Equity Fund

as of December 31, 2018

PERFORMANCE REVIEW

January 1, 2018–December 31, 2018	Fund Total Return (based on NAV)[1]	Russell 3000® Index[2]

Class A	-8.15%	-5.24%
Class C	-8.85	-5.24
Institutional	-7.78	-5.24
Service	-8.26	-5.24
Investor	-7.95	-5.24

April 17, 2018–December 31, 2018
Class P	-10.62%	-7.01%

April 30, 2018–December 31, 2018
Class R6	-8.72%	-4.99%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/18	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-13.19%	5.11%	11.27%	4.21%	4/3/00
Class C	-9.76	5.51	11.07	3.74	4/3/00
Institutional	-7.78	6.73	12.36	4.95	4/3/00
Service	-8.26	6.19	11.80	4.42	4/3/00
Investor	-7.95	6.56	N/A	13.08	8/31/10
Class P	N/A	N/A	N/A	-10.62	4/17/18
Class R6	N/A	N/A	N/A	-8.72	4/30/18

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Service, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

20

FUND BASICS

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.14%	1.14%
Class C	1.89	1.89
Institutional	0.75	0.75
Service	1.25	1.25
Investor	0.89	0.89
Class P	0.74	0.74
Class R6	0.74	0.74

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 12/31/18[5]

Class A Shares	One Year	Five Years	Ten Years

Returns before taxes*	-13.19%	5.11%	11.27%
Returns after taxes on distributions**	-13.31	4.98	11.09

Returns after taxes on distributions*** and sale of Fund shares	-7.73	3.97	9.37

[5]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 40.8% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

21

FUND BASICS

TOP TEN HOLDINGS AS OF 12/31/18[6]

Holding	% of Net Assets	Line of Business

Apple, Inc.	2.9%	Technology Hardware & Equipment
Amazon.com, Inc.	2.4	Retailing
Microsoft Corp.	2.3	Software & Services
Johnson & Johnson	2.2	Pharmaceuticals, Biotechnology & Life Sciences
Boeing Co. (The)	1.7	Capital Goods
Amgen, Inc.	1.5	Pharmaceuticals, Biotechnology & Life Sciences
UnitedHealth Group, Inc.	1.3	Health Care Equipment & Services
PayPal Holdings, Inc.	1.3	Software & Services
Alphabet, Inc. Class C	1.2	Media & Entertainment
Adobe, Inc.	1.2	Software & Services

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]

As of December 31, 2018

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.0% of the Fund’s net assets at December 31, 2018. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

22

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Performance Summary

December 31, 2018

The following graph shows the value as of December 31, 2018, of a $1,000,000 investment made on January 1, 2009 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 3000® Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Investor, Class P and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

U.S. Tax-Managed Equity Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 1, 2009 through December 31, 2018.

Average Annual Total Return through December 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced April 3, 2000)
Excluding sales charges	-8.15%	6.30%	11.91%	4.53%
Including sales charges	-13.19%	5.11%	11.27%	4.21%

Class C (Commenced April 3, 2000)
Excluding contingent deferred sales charges	-8.85%	5.51%	11.07%	3.74%
Including contingent deferred sales charges	-9.76%	5.51%	11.07%	3.74%

Institutional (Commenced April 3, 2000)	-7.78%	6.73%	12.36%	4.95%

Service (Commenced April 3, 2000)	-8.26%	6.19%	11.80%	4.42%

Investor (Commenced August 31, 2010)	-7.95%	6.56%	N/A	13.08%

Class P (Commenced April 17, 2018)	N/A	N/A	N/A	-10.62%*

Class R6 (Commenced April 30, 2018)	N/A	N/A	N/A	-8.72%*

*	Total return for periods of less than one year represents cumulative total return.

23

PORTFOLIO RESULTS

International Tax-Managed Equity Fund

Investment Objective

The Fund seeks to provide long-term after-tax growth of capital through tax-sensitive participation in a broadly diversified portfolio of international equity securities.

Portfolio Management Discussion and Analysis

Effective after the close of business on June 29, 2018, the Goldman Sachs International Tax-Managed Equity Fund’s (the “Fund”) non-fundamental policy to invest at least 80% of its net assets in particular investments changed. After that date, the Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in equity investments in non-U.S. issuers.

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended December 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional and Investor Shares generated average annual total returns, without sales charges, of -16.86%, -17.39%, -16.49% and -16.66%, respectively. This compares to the -13.79% average annual total return of the Fund’s benchmark, the MSCI EAFE Index (Net, USD, Unhedged) (the “Index”), during the same time period.

For the period since their inception on April 17, 2018 through December 31, 2018, the Fund’s Class P Shares generated a cumulative total return of -18.09% compared to the -14.52% cumulative total return of the Index.

For the period since their inception on April 30, 2018 through December 31, 2018, the Fund’s Class R6 Shares generated a cumulative total return of -17.07% compared to the -14.40% cumulative total return of the Index.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, four of our quantitative model’s six investment themes added to relative returns. However, the Fund underperformed the Index because of certain individual stock positions.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	The Fund uses a variety of quantitative techniques, in combination with a qualitative overlay, when selecting investments that have the potential to maximize the Fund’s after-tax return and minimize capital gains and income distributions. These quantitative techniques are derived from fundamental research and are based on certain investment themes. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, four of our quantitative model’s six investment themes — Momentum, Quality, Sentiment and Valuation — bolstered the Fund’s relative performance. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Quality theme assesses both firm and financial quality. The Sentiment theme reflects selected investment views and decisions of individuals and financial

24

PORTFOLIO RESULTS

intermediaries. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Our Profitability and Management themes detracted from relative returns during the Reporting Period. The Profitability theme assesses whether a company is earning more than its cost of capital. The Management theme assesses the characteristics, policies and strategic decisions of company management.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. The Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Q	How successful was your stock selection during the Reporting Period?

A	The Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire EAFE equity market. During the Reporting Period, certain individual stock positions detracted from relative returns, including investments in the consumer discretionary, industrials and materials sectors. The Fund was helped by its holdings in the financials and energy sectors.

Q	Which individual stock holdings detracted significantly from relative performance?

A	During the Reporting Period, the Fund was hurt by its overweight positions versus the Index in Covestro, a Germany-based adhesive manufacturing company and Air France-KLM, a French-Dutch airline. Our positive views on Management and Valuation led to the overweight in Covestro, while our positive views on Valuation and Momentum resulted in the overweight in Air France-KLM. An underweight position in Fresenius Medical Care, a German medical supplies maker, also detracted from the Fund’s relative performance. The underweight in Fresenius Medical Care was driven by our negative views on Momentum.

Q	Which individual stock holdings contributed most positively to the Fund’s relative results during the Reporting Period?

A	Compared to the Index, the Fund benefited most from its overweights in Sumitomo Dainippon Pharma and Wirecard. We assumed the overweight in Sumitomo Dainippon Pharma, a Japanese pharmaceutical company, due to our positive views on Valuation and Sentiment. The Fund’s overweight in German electronic payment processor Wirecard was the result of our positive views on Management. An underweight in tobacco company British American Tobacco, which was based on our negative views on Momentum and Quality, also added to the Fund’s performance.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures did not have a significant impact on Fund performance during the Reporting Period.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A

During the Reporting Period, we made some enhancements to our quantitative model within international regions. Within our Momentum theme, we introduced two signals that help us create economic links between different companies, potentially giving us insight into price movements of related companies. The first signal uses natural language processing techniques to read through various sections in patent documents to form such economic linkages in the markets of Europe and Japan. The second signal, introduced in the Japan region, uses natural language processing techniques to analyze various sections within companies’ annual financial statements. Also in the Japan region, we added a signal that uses consumer and retailer activity data to predict the sales of retailers and consumer goods companies. Within our Sentiment theme, we enhanced existing signals that use machine learning to help understand sell-side analyst sentiment. With a larger corpus of sell-side research reports to analyze, we introduced a new machine learning algorithm

25

PORTFOLIO RESULTS

to help classify sentiment. We also extended an existing market sentiment signal from the U.S. to the U.K. region. The signal examines institutional investor activity to extract conviction positions. Finally, we extended to the Japan region a suite of signals within our Quality and Sentiment themes that use natural language processing techniques on Japanese regulatory filings.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	As mentioned previously, we focus on picking stocks rather than on making industry or sector bets. The Fund is similar to the Index in terms of its sector allocation and style. That said, at the end of the Reporting Period, the Fund was overweight the industrials, communication services, utilities and health care sectors relative to the Index. It was underweight the financials, real estate, materials and information technology sectors. The Fund was relatively neutrally weighted in the consumer staples, consumer discretionary and energy sectors at the end of the Reporting Period. (After the close of business on September 28, 2018, the telecommunications services sector was renamed the communication services sector and was broadened to include certain companies from the information technology and consumer discretionary sectors that facilitate communication and offer related content and information through various media.)

At the end of the Reporting Period, the Fund was overweight compared to the Index in the Netherlands and Sweden. Relative to the Index, it was underweight Switzerland, the U.K. and France. The Fund was rather neutrally weighted relative to the Index in Germany, Japan, Norway, Italy, Denmark, Spain, Hong Kong, Austria, Portugal, New Zealand, Finland, Ireland, Israel, Belgium, Singapore and Australia at the end of the Reporting Period.

26

FUND BASICS

International Tax-Managed Equity Fund

as of December 31, 2018

PERFORMANCE REVIEW

January 1, 2018–December 31, 2018	Fund Total Return (based on NAV)[1]	MSCI EAFE Index (net, USD, unhedged)[2]

Class A	-16.86%	-13.79%
Class C	-17.39	-13.79
Institutional	-16.49	-13.79
Investor	-16.66	-13.79

April 17, 2018–December 31, 2018
Class P	-18.09%	-14.52%

April 30, 2018–December 31, 2018
Class R6	-17.07%	-14.40%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged MSCI EAFE Index (net, USD, unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/18	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-21.46%	-0.01%	5.28%	0.40%	1/31/08
Class C	-18.21	0.37	5.09	0.17	1/31/08
Institutional	-16.49	1.52	6.31	1.32	1/31/08
Investor	-16.66	1.35	N/A	5.66	8/31/10
Class P	N/A	N/A	N/A	-18.09	4/17/18
Class R6	N/A	N/A	N/A	-17.07	4/30/18

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

27

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.29%	1.35%
Class C	2.04	2.10
Institutional	0.90	0.96
Investor	1.04	1.10
Class P	0.89	0.95
Class R6	0.89	0.95

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER–TAX PERFORMANCE AS OF 12/31/18[5]

Class A Shares	One Year	Five Years	Ten Years

Returns before taxes*	-21.46%	-0.01%	5.28%
Returns after taxes on distributions**	-21.59	-0.28	5.00
Returns after taxes on distributions*** and sale of Fund shares	-12.30	0.11	4.35

[5]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 40.8% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

28

FUND BASICS

TOP TEN HOLDINGS AS OF 12/31/18[6]

Holding	% of Net Assets	Line of Business

Novartis AG (Registered)	2.0%	Pharmaceuticals, Biotechnology & Life Sciences

BP plc ADR	1.6	Energy
Novo Nordisk A/S Class B	1.4	Pharmaceuticals, Biotechnology & Life Sciences

Siemens AG (Registered)	1.4	Capital Goods
AIA Group Ltd.	1.2	Insurance
Allianz SE (Registered)	1.2	Insurance
Toyota Motor Corp.	1.2	Automobiles & Components
Air Liquide SA	1.1	Materials
International Consolidated Airlines Group SA	1.1	Transportation
Koninklijke Ahold Delhaize NV	1.1	Food & Staples Retailing

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]

As of December 31, 2018

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.7% of the Fund’s net assets at December 31, 2018. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

29

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Performance Summary

December 31, 2018

The following graph shows the value as of December 31, 2018, of a $1,000,000 investment made on January 1, 2009 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI EAFE Index (Net, USD, Unhedged), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class P and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

International Tax-Managed Equity Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 1, 2009 through December 31, 2018.

Average Annual Total Return through December 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced January 31, 2008)
Excluding sales charges	-16.86%	1.12%	5.87%	0.92%
Including sales charges	-21.46%	-0.01%	5.28%	0.40%

Class C (Commenced January 31, 2008)
Excluding contingent deferred sales charges	-17.39%	0.37%	5.09%	0.17%
Including contingent deferred sales charges	-18.21%	0.37%	5.09%	0.17%

Institutional (Commenced January 31, 2008)	-16.49%	1.52%	6.31%	1.32%

Investor (Commenced August 31, 2010)	-16.66%	1.35%	N/A	5.66%

Class P (Commenced April 17, 2018)	N/A	N/A	N/A	-18.09%*

Class R6 (Commenced April 30, 2018)	N/A	N/A	N/A	-17.07%*

*	Total return for periods of less than one year represents cumulative total return.

30

FUND BASICS

Index Definitions

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The Russell 1000® Index is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. The Russell Midcap® Index includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap® Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. The Russell 2000® Index includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

It is not possible to invest directly in an unmanaged index.

31

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments

December 31, 2018

Shares	Description	Value

Common Stocks – 102.2%
Automobiles & Components – 0.9%
2,041,300	Ford Motor Co.	$15,615,945
261,999	General Motors Co.	8,763,867

		24,379,812

Banks – 6.4%
926,465	Bank of America Corp.	22,828,098
104,299	BB&T Corp.	4,518,233
141,500	Citigroup, Inc.	7,366,490
106,300	FNB Corp.	1,045,992
765,400	Huntington Bancshares, Inc.	9,123,568
601,228	JPMorgan Chase & Co.	58,691,877
857,799	New York Community Bancorp, Inc.(a)	8,071,888
485,700	PacWest Bancorp	16,164,096
1,208,400	People’s United Financial, Inc.(a)	17,437,212
89,000	TFS Financial Corp.	1,435,570
200,100	Umpqua Holdings Corp.	3,181,590
580,198	Wells Fargo & Co.	26,735,524

		176,600,138

Capital Goods – 6.3%
58,699	3M Co.	11,184,507
93,499	Boeing Co. (The)	30,153,427
149,500	Caterpillar, Inc.	18,996,965
34,600	Cummins, Inc.	4,623,944
220,698	Eaton Corp. plc	15,153,125
254,098	Emerson Electric Co.	15,182,356
154,600	Fastenal Co.	8,084,034
803,503	General Electric Co.	6,082,518
31,400	Honeywell International, Inc.	4,148,568
25,800	Illinois Tool Works, Inc.	3,268,602
131,400	Johnson Controls International plc	3,896,010
109,236	Lockheed Martin Corp.	28,602,354
8,800	MSC Industrial Direct Co., Inc. Class A	676,896
29,803	Raytheon Co.	4,569,892
114,100	United Technologies Corp.	12,149,368
54,100	Watsco, Inc.	7,527,474

		174,300,040

Commercial & Professional Services – 0.4%
47,700	KAR Auction Services, Inc.	2,276,203
384,603	Nielsen Holdings plc	8,972,730

		11,248,933

Consumer Durables & Apparel – 1.1%
98,500	Garmin Ltd.	6,237,020
286,500	Newell Brands, Inc.	5,326,035
76,900	NIKE, Inc. Class B	5,701,366
124,200	Tapestry, Inc.	4,191,750
112,300	VF Corp.	8,011,482

		29,467,653

Consumer Services – 2.8%
147,900	Carnival Corp.	7,291,470
73,800	Darden Restaurants, Inc.	7,369,668

Common Stocks – (continued)
Consumer Services – (continued)
286,802	Extended Stay America, Inc.	4,445,431
141,547	International Game Technology plc(b)	2,070,833
195,400	Las Vegas Sands Corp.	10,170,570
132,001	McDonald’s Corp.	23,439,418
177,799	Six Flags Entertainment Corp.	9,890,958
106,600	Starbucks Corp.	6,865,040
4,900	Vail Resorts, Inc.	1,033,018
111,800	Wyndham Destinations, Inc.	4,006,912

		76,583,318

Diversified Financials – 4.3%
156,939	Berkshire Hathaway, Inc. Class B*	32,043,805
710,400	BGC Partners, Inc. Class A	3,672,768
31,000	BlackRock, Inc.	12,177,420
29,900	CME Group, Inc.	5,624,788
14,100	Eaton Vance Corp.	496,038
1,175,100	Invesco Ltd.	19,671,174
319,100	Janus Henderson Group plc	6,611,752
103,800	Legg Mason, Inc.	2,647,938
232,700	Morgan Stanley	9,226,555
674,400	Navient Corp.	5,941,464
136,600	Santander Consumer USA Holdings, Inc.	2,402,794
157,500	T. Rowe Price Group, Inc.	14,540,400
113,100	Virtu Financial, Inc. Class A	2,913,456

		117,970,352

Energy – 6.2%
377,498	Chevron Corp.(c)	41,068,007
92,000	ConocoPhillips	5,736,200
731,000	Exxon Mobil Corp.(a),(c)	49,846,890
172,000	Helmerich & Payne, Inc.	8,245,680
507,400	Kinder Morgan, Inc.	7,803,812
67,401	Marathon Petroleum Corp.	3,977,333
406,700	Occidental Petroleum Corp.	24,963,246
165,900	ONEOK, Inc.	8,950,305
47,600	Phillips 66	4,100,740
246,500	Schlumberger Ltd.	8,893,720
4,100	Targa Resources Corp.	147,682
71,200	Valero Energy Corp.	5,337,864
158,200	Williams Cos., Inc. (The)	3,488,310

		172,559,789

Food & Staples Retailing – 0.9%
75,700	Sysco Corp.	4,743,362
64,300	Walgreens Boots Alliance, Inc.	4,393,619
173,741	Walmart, Inc.	16,183,974

		25,320,955

Food, Beverage & Tobacco – 4.2%
238,659	Altria Group, Inc.	11,787,368
736,400	Coca-Cola Co. (The)(c)	34,868,540
68,800	Flowers Foods, Inc.	1,270,736
502,399	General Mills, Inc.	19,563,417
223,900	Kraft Heinz Co. (The)	9,636,656

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
Food, Beverage & Tobacco – (continued)
185,402	PepsiCo, Inc.	$20,483,213
281,300	Philip Morris International, Inc.	18,779,588

		116,389,518

Health Care Equipment & Services – 6.3%
500,142	Abbott Laboratories	36,175,271
10,300	ABIOMED, Inc.*	3,347,912
24,800	Align Technology, Inc.*	5,193,864
30,487	Anthem, Inc.	8,006,801
54,000	Becton Dickinson and Co.	12,167,280
210,800	Cardinal Health, Inc.	9,401,680
214,878	CVS Health Corp.	14,078,807
18,300	Intuitive Surgical, Inc.*	8,764,236
352,253	Medtronic plc	32,040,933
36,300	ResMed, Inc.	4,133,481
163,971	UnitedHealth Group, Inc.(c)	40,848,455

		174,158,720

Household & Personal Products – 1.8%
93,498	Kimberly-Clark Corp.	10,653,162
430,699	Procter & Gamble Co. (The)(c)	39,589,852

		50,243,014

Insurance – 2.2%
93,804	Arthur J Gallagher & Co.	6,913,182
1,800	Erie Indemnity Co. Class A	239,958
44,300	Fidelity National Financial, Inc.	1,392,792
41,000	First American Financial Corp.	1,830,240
198,600	Mercury General Corp.	10,269,606
276,600	MetLife, Inc.	11,357,196
653,901	Old Republic International Corp.	13,450,743
94,999	Principal Financial Group, Inc.	4,196,106
149,000	Prudential Financial, Inc.	12,150,950

		61,800,773

Materials – 2.7%
73,700	Air Products & Chemicals, Inc.	11,795,685
70,000	Domtar Corp.	2,459,100
394,349	DowDuPont, Inc.	21,089,785
271,600	International Paper Co.	10,961,776
33,600	Linde plc	5,242,944
190,100	LyondellBasell Industries NV Class A	15,808,716
53,300	Olin Corp.	1,071,863
29,800	Royal Gold, Inc.	2,552,370
123,400	Southern Copper Corp.	3,797,018

		74,779,257

Media & Entertainment – 7.1%
106,685	Activision Blizzard, Inc.	4,968,320
38,602	Alphabet, Inc. Class A*	40,337,546
39,183	Alphabet, Inc. Class C*	40,578,307
172,200	Cinemark Holdings, Inc.	6,164,760
679,916	Comcast Corp. Class A	23,151,140
342,342	Facebook, Inc. Class A*	44,877,613
491,700	Interpublic Group of Cos., Inc. (The)	10,143,771
22,100	Match Group, Inc.	945,217

Common Stocks – (continued)
Media & Entertainment – (continued)
62,890	Netflix, Inc.*	16,833,137
60,300	Omnicom Group, Inc.	4,416,372
160,300	Twitter, Inc.*	4,607,022

		197,023,205

Pharmaceuticals, Biotechnology & Life Sciences – 9.4%
327,085	AbbVie, Inc.(a),(c)	30,153,966
100	Agios Pharmaceuticals, Inc.*	4,611
7,000	Alnylam Pharmaceuticals, Inc.*	510,370
174,302	Amgen, Inc.	33,931,370
3,400	Bio-Techne Corp.	492,048
2,400	Bluebird Bio, Inc.*	238,080
258,001	Bristol-Myers Squibb Co.	13,410,892
125,400	Eli Lilly & Co.	14,511,288
800	Exact Sciences Corp.*	50,480
266,700	Gilead Sciences, Inc.	16,682,085
26,600	Illumina, Inc.*	7,978,138
361,100	Johnson & Johnson(c)	46,599,955
510,148	Merck & Co., Inc.	38,980,409
700	Neurocrine Biosciences, Inc.*	49,987
1,285,099	Pfizer, Inc.(c)	56,094,571
2,200	Sage Therapeutics, Inc.*	210,738
1,700	Sarepta Therapeutics, Inc.*	185,521
3,324	TESARO, Inc.*	246,807

		260,331,316

Real Estate – 3.0%
106,201	American Tower Corp. (REIT)	16,799,936
14,500	CoreSite Realty Corp. (REIT)	1,264,835
146,000	Crown Castle International Corp. (REIT)	15,859,980
6,200	CubeSmart (REIT)	177,878
69,000	CyrusOne, Inc. (REIT)	3,648,720
53,001	Digital Realty Trust, Inc. (REIT)	5,647,257
19,200	Equinix, Inc. (REIT)	6,769,152
32,100	Equity LifeStyle Properties, Inc. (REIT)	3,117,873
8,200	Invitation Homes, Inc. (REIT)	164,656
33,100	JBG SMITH Properties (REIT)	1,152,211
454,544	Newmark Group, Inc. Class A	3,645,443
143,560	Prologis, Inc. (REIT)	8,429,843
54,000	SBA Communications Corp. (REIT)*	8,742,060
39,900	STORE Capital Corp. (REIT)	1,129,569
63,300	Sun Communities, Inc. (REIT)	6,438,243
17,100	Uniti Group, Inc. (REIT)	266,247

		83,253,903

Retailing – 5.5%
58,922	Amazon.com, Inc.*,(c)	88,499,076
157,600	Gap, Inc. (The)	4,059,776
37,200	Genuine Parts Co.	3,571,944
2,100	GrubHub, Inc.*	161,301
164,975	Home Depot, Inc. (The)	28,346,005
57,500	Kohl’s Corp.	3,814,550
79,900	Lowe’s Cos., Inc.	7,379,564

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2018

Shares	Description	Value

Common Stocks – (continued)
Retailing – (continued)
391,799	Macy’s, Inc.	$11,667,774
278	MercadoLibre, Inc.	81,412
89,900	Target Corp.	5,941,491

		153,522,893

Semiconductors & Semiconductor Equipment – 4.4%
75,990	Broadcom, Inc.	19,322,737
233,600	Cypress Semiconductor Corp.	2,971,392
663,100	Intel Corp.	31,119,283
50,100	Lam Research Corp.	6,822,117
161,401	Maxim Integrated Products, Inc.	8,207,241
91,600	Micron Technology, Inc.*	2,906,468
78,225	NVIDIA Corp.	10,443,038
253,399	QUALCOMM, Inc.	14,420,937
264,448	Texas Instruments, Inc.(c)	24,990,336

		121,203,549

Software & Services – 11.6%
3,600	2U, Inc.*	178,992
85,800	Accenture plc Class A	12,098,658
66,900	Adobe, Inc.*	15,135,456
3,800	Atlassian Corp. plc Class A*	338,124
57,300	Autodesk, Inc.*	7,369,353
126,700	Automatic Data Processing, Inc.	16,612,904
283,200	International Business Machines Corp.	32,191,344
27,700	Intuit, Inc.	5,452,745
8,201	LogMeIn, Inc.	668,927
47,900	Mastercard, Inc. Class A	9,036,335
1,162,752	Microsoft Corp.	118,100,720
9,500	Nutanix, Inc. Class A*	395,105
9,600	Okta, Inc.*	612,480
224,476	Oracle Corp.	10,135,091
377,600	Paychex, Inc.	24,600,640
2,700	Paycom Software, Inc.*	330,615
96,400	PayPal Holdings, Inc.*	8,106,276
17,800	RingCentral, Inc. Class A*	1,467,432
10,900	Sabre Corp.	235,876
111,712	salesforce.com, Inc.*	15,301,193
14,362	ServiceNow, Inc.*	2,557,154
6,100	Shopify, Inc. Class A*	844,545
18,800	Splunk, Inc.*	1,971,180
10,200	Square, Inc. Class A*	572,118
14,400	Twilio, Inc. Class A*	1,285,920
157,767	Visa, Inc. Class A	20,815,778
678,200	Western Union Co. (The)	11,570,092
7,000	Workday, Inc. Class A*	1,117,760
15,200	Zendesk, Inc.*	887,224

		319,990,037

Technology Hardware & Equipment – 5.9%
627,788	Apple, Inc.(a),(c)	99,027,279
963,048	Cisco Systems, Inc.(c)	41,728,870
282,000	Hewlett Packard Enterprise Co.	3,725,220
169,800	HP, Inc.	3,474,108
4,800	National Instruments Corp.	217,824

Common Stocks – (continued)
Technology Hardware & Equipment – (continued)
57,000	NetApp, Inc.	3,401,190
134,399	Seagate Technology plc	5,186,457
68,400	Western Digital Corp.	2,528,748
185,300	Xerox Corp.	3,661,528

		162,951,224

Telecommunication Services – 2.8%
1,411,928	AT&T, Inc.(c)	40,296,425
673,701	Verizon Communications, Inc.(a)	37,875,470

		78,171,895

Transportation – 2.3%
11,000	Copa Holdings SA Class A	865,810
61,800	CSX Corp.	3,839,634
101,800	Delta Air Lines, Inc.	5,079,820
39,901	Norfolk Southern Corp.	5,966,796
135,500	Union Pacific Corp.	18,730,165
298,900	United Parcel Service, Inc. Class B	29,151,717

		63,633,942

Utilities – 3.7%
459,299	Dominion Energy, Inc.	32,821,507
275,600	Duke Energy Corp.	23,784,280
124,500	FirstEnergy Corp.	4,674,975
478,001	PPL Corp.	13,541,768
630,500	Southern Co. (The)	27,691,560

		102,514,090

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $2,723,642,318)		$2,828,398,326

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(d) – 0.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,016,000	2.521%	$2,016,000
(Cost $2,016,000)

TOTAL INVESTMENTS – 102.3%
(Cost $2,725,658,318)		$2,830,414,326

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.3)%		(64,190,546)

NET ASSETS – 100.0%		$2,766,223,780

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions. Total market value of these securities amounts to $1,445,892, which represents 0.0% of net assets as of December 31, 2018.

(b)	All or a portion of security is on loan.

(c)	All or a portion of security is segregated as collateral for call options written. Total market value of these securities amounts to $62,622,986, which represents 2.3% of net assets as of December 31, 2018.

(d)	Represents an Affiliated Issuer.

Investment Abbreviations:
REIT	—Real Estate Investment Trust

Currency Abbreviation:
USD	—United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts:
S&P 500 E-Mini Index	(53)	03/15/2019	$(6,638,780)	$(226,183)

WRITTEN OPTIONS CONTRACTS — At December 31, 2018, the Fund had the following written options contracts:

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by the Fund	Unrealized Appreciation/ Depreciation
Written options contracts:
Calls
S&P 500 Index	Morgan Stanley Co., Inc.	2,790.00 USD	02/28/2019	1,576	$(395,079,560)	$(717,080)	$(11,596,208)	$10,879,128
		2,540.00 USD	03/29/2019	1,121	(281,017,885)	(9,567,735)	(9,617,306)	49,571

Total written options contracts				2,697		$(10,284,815)	$(21,213,514)	$10,928,699

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments

December 31, 2018

Shares	Description	Value

Common Stocks – 100.2%
Australia – 9.3%
61,040	AGL Energy Ltd. (Utilities)	$886,437
115,349	AMP Ltd. (Diversified Financials)	199,123
64,998	APA Group (Utilities)	389,348
221,122	Aurizon Holdings Ltd. (Transportation)	667,125
51,255	Australia & New Zealand Banking Group Ltd. (Banks)	885,619
281,158	Bank of Queensland Ltd. (Banks)	1,921,736
78,384	Bendigo & Adelaide Bank Ltd. (Banks)	595,557
89,207	BHP Group Ltd. (Materials)	2,156,228
88,859	Coca-Cola Amatil Ltd. (Food, Beverage & Tobacco)	512,501
99,410	Coles Group Ltd. (Food & Staples Retailing)*	822,028
37,066	Commonwealth Bank of Australia (Banks)	1,890,651
141,449	Fortescue Metals Group Ltd. (Materials)	417,103
794,669	Harvey Norman Holdings Ltd. (Retailing)	1,768,837
123,137	Insurance Australia Group Ltd. (Insurance)	607,338
270,244	National Australia Bank Ltd. (Banks)	4,585,861
13,762	Rio Tinto Ltd. (Materials)	761,672
11,619	Rio Tinto plc (Materials)	556,462
46,976	Rio Tinto plc ADR (Materials)(a),(b)	2,277,397
13,759	Sonic Healthcare Ltd. (Health Care Equipment & Services)	214,642
101,291	South32 Ltd. (Materials)	240,953
83,771	Suncorp Group Ltd. (Insurance)	745,543
952	Sydney Airport (Transportation)	4,514
177,227	Tabcorp Holdings Ltd. (Consumer Services)	535,798
841,542	Telstra Corp. Ltd. (Telecommunication Services)	1,688,858
119,572	Transurban Group (Transportation)	981,391
99,410	Wesfarmers Ltd. (Retailing)	2,258,463
41,292	Westpac Banking Corp. (Banks)	729,625
262	Woodside Petroleum Ltd. (Energy)	5,771

		29,306,581

Austria – 0.0%
2,799	voestalpine AG (Materials)(b)	83,478

Belgium – 1.7%
8,441	Ageas (Insurance)	379,977
35,048	Anheuser-Busch InBev SA/NV (Food, Beverage & Tobacco)	2,308,928
23,678	KBC Group NV (Banks)	1,523,417
46,480	Proximus SADP (Telecommunication Services)	1,257,694
212	Solvay SA (Materials)(b)	21,201

		5,491,217

Denmark – 1.6%
15,309	Coloplast A/S Class B (Health Care Equipment & Services)	1,423,976
26,306	Danske Bank A/S (Banks)	522,237

Common Stocks – (continued)
Denmark – (continued)
37,638	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	1,728,603
55,744	Tryg A/S (Insurance)	1,405,918

		5,080,734

Finland – 2.8%
39,142	Fortum OYJ (Utilities)	856,794
23,392	Kone OYJ Class B (Capital Goods)	1,116,766
12,594	Metso OYJ (Capital Goods)	330,873
165,526	Nokia OYJ (Technology Hardware & Equipment)	960,899
1,437	Nokian Renkaat OYJ (Automobiles & Components)	44,135
258,326	Nordea Bank Abp (Banks)	2,174,640
20,550	Orion OYJ Class B (Pharmaceuticals, Biotechnology & Life Sciences)	714,913
43,523	Sampo OYJ Class A (Insurance)(b)	1,928,925
12,920	Stora Enso OYJ Class R (Materials)	149,791
22,128	UPM-Kymmene OYJ (Materials)	560,144

		8,837,880

France – 9.7%
1,432	Accor SA (Consumer Services)(b)	60,895
156	Aeroports de Paris (Transportation)	29,582
7,025	Air Liquide SA (Materials)	872,334
12,766	Airbus SE (Capital Goods)(b)	1,217,108
31,802	AXA SA (Insurance)	686,348
24,706	BNP Paribas SA (Banks)	1,115,742
36,142	Bouygues SA (Capital Goods)(b)	1,297,817
8,909	Capgemini SE (Software & Services)(b)	886,134
39,682	Casino Guichard Perrachon SA (Food & Staples Retailing)(b)(c)	1,652,490
36,180	Credit Agricole SA (Banks)	389,385
10,779	Danone SA (Food, Beverage & Tobacco)	759,732
16,638	Edenred (Commercial & Professional Services)	612,760
47,625	Electricite de France SA (Utilities)	753,755
237,980	Engie SA (Utilities)(b)	3,419,281
9,925	Eutelsat Communications SA (Media & Entertainment)	195,534
3,203	Kering SA (Consumer Durables & Apparel)(b)	1,500,505
746	L’Oreal SA (Household & Personal Products)(b)	170,703
9,709	LVMH Moet Hennessy Louis Vuitton SE (Consumer Durables & Apparel)(b)	2,842,562
295,836	Natixis SA (Diversified Financials)	1,395,307
5,546	Orange SA (Telecommunication Services)	89,877
8,050	Renault SA (Automobiles & Components)	501,460
71,573	Rexel SA (Capital Goods)	762,403
565	Safran SA (Capital Goods)	67,763

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
France – (continued)
35,412	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)(b)	$3,071,988
25,900	Schneider Electric SE (Capital Goods)(b)	1,756,830
45,082	Societe Generale SA (Banks)(b)	1,429,305
12,100	Suez (Utilities)	159,847
53,239	TOTAL SA (Energy)(b)	2,808,069

		30,505,516

Germany – 8.2%
13,679	Allianz SE (Registered) (Insurance)	2,748,868
36,655	BASF SE (Materials)	2,553,155
17,394	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)(b)	1,209,732
13,810	Bayerische Motoren Werke AG (Automobiles & Components)(b)	1,120,062
15,417	Bayerische Motoren Werke AG (Preference) (Automobiles & Components)(d)	1,099,413
4,321	Covestro AG (Materials)(e)	213,995
83,654	Daimler AG (Registered) (Automobiles & Components)(b)	4,409,815
7,556	Deutsche Lufthansa AG (Registered) (Transportation)	170,641
44,017	Deutsche Post AG (Registered) (Transportation)	1,202,070
15,810	Evonik Industries AG (Materials)(b)	394,636
4,831	FUCHS PETROLUB SE (Preference) (Materials)(d)	199,724
16,207	GEA Group AG (Capital Goods)	417,260
10,953	HUGO BOSS AG (Consumer Durables & Apparel)(b)	675,190
1,994	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered) (Insurance)(b)	434,889
53,913	ProSiebenSat.1 Media SE (Media & Entertainment)(b)	959,408
601	Puma SE (Consumer Durables & Apparel)	294,030
16,581	SAP SE (Software & Services)	1,645,659
30,836	Siemens AG (Registered) (Capital Goods)(b)	3,441,348
408,992	Telefonica Deutschland Holding AG (Telecommunication Services)	1,609,760
5,334	TUI AG (Consumer Services)	76,664
14,698	Vonovia SE (Real Estate)(b)	662,570
1,754	Wirecard AG (Software & Services)	264,420

		25,803,309

Hong Kong – 3.3%
138,600	AIA Group Ltd. (Insurance)	1,151,324
19,900	ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)	192,118
35,908	CK Asset Holdings Ltd. (Real Estate)	262,724
109,000	Hang Lung Properties Ltd. (Real Estate)	207,179

Common Stocks – (continued)
Hong Kong – (continued)
28,500	Hang Seng Bank Ltd. (Banks)	638,436
12,100	Henderson Land Development Co. Ltd. (Real Estate)	60,222
351,792	Hong Kong & China Gas Co. Ltd. (Utilities)	726,820
46,300	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	1,338,467
57,700	Hongkong Land Holdings Ltd. (Real Estate)	363,749
27,000	Hysan Development Co. Ltd. (Real Estate)	128,395
82,014	I-CABLE Communications Ltd. (Media & Entertainment)*	1,231
8,100	Jardine Matheson Holdings Ltd. (Capital Goods)	563,993
5,300	Jardine Strategic Holdings Ltd. (Capital Goods)	194,320
326,000	Link REIT (REIT)	3,304,898
67,500	MTR Corp. Ltd. (Transportation)	355,241
135,261	Sino Land Co. Ltd. (Real Estate)	231,740
2,500	Sun Hung Kai Properties Ltd. (Real Estate)	35,679
58,200	Swire Properties Ltd. (Real Estate)	204,494
24,000	Techtronic Industries Co. Ltd. (Consumer Durables & Apparel)	127,360
16,000	Wharf Holdings Ltd. (The) (Real Estate)	41,714
69,000	Wharf Real Estate Investment Co. Ltd. (Real Estate)	412,683

		10,542,787

Ireland – 0.2%
24,568	CRH plc (Materials)(b)	650,728

Israel – 0.3%
562,967	Bezeq The Israeli Telecommunication Corp. Ltd. (Telecommunication Services)	549,360
28,931	Israel Chemicals Ltd. (Materials)	164,504
14,757	Teva Pharmaceutical Industries Ltd. ADR (Pharmaceuticals, Biotechnology & Life Sciences)(b)	227,553

		941,417

Italy – 1.1%
41,323	Assicurazioni Generali SpA (Insurance)	690,672
121,623	Eni SpA (Energy)	1,921,304
59,277	Intesa Sanpaolo SpA (Banks)	131,988
21,516	Mediobanca Banca di Credito Finanziario SpA (Banks)	182,056
110,626	Snam SpA (Energy)	484,361

		3,410,381

Japan – 23.5%
2,400	ABC-Mart, Inc. (Retailing)	132,909
13,000	AEON Financial Service Co. Ltd. (Diversified Financials)	230,631

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2018

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
20,100	AGC, Inc. (Capital Goods)	$624,768
19,100	Alfresa Holdings Corp. (Health Care Equipment & Services)	486,852
2,700	Alps Alpine Co. Ltd. (Technology Hardware & Equipment)	52,354
20,900	Aozora Bank Ltd. (Banks)	622,922
41,000	Asahi Kasei Corp. (Materials)	420,799
7,700	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	98,380
53,100	Bridgestone Corp. (Automobiles & Components)	2,037,226
115,600	Canon, Inc. (Technology Hardware & Equipment)	3,180,815
7,000	Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	405,995
31,100	Chugoku Electric Power Co., Inc. (The) (Utilities)	404,167
27,700	Daicel Corp. (Materials)	284,358
9,700	Dai-ichi Life Holdings, Inc. (Insurance)	150,637
2,600	Daiichi Sankyo Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	83,163
2,800	Daikin Industries Ltd. (Capital Goods)	297,515
6,600	Daito Trust Construction Co. Ltd. (Real Estate)	903,563
22,200	Daiwa House Industry Co. Ltd. (Real Estate)	708,145
236,000	Daiwa Securities Group, Inc. (Diversified Financials)	1,197,851
2,900	Denso Corp. (Automobiles & Components)	128,376
1,500	Disco Corp. (Semiconductors & Semiconductor Equipment)	174,403
13,600	Eisai Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,052,910
9,500	FANUC Corp. (Capital Goods)	1,441,717
400	Fast Retailing Co. Ltd. (Retailing)	204,296
2,600	Fuji Electric Co. Ltd. (Capital Goods)	76,576
600	Hamamatsu Photonics KK (Technology Hardware & Equipment)	20,108
1,300	Hikari Tsushin, Inc. (Retailing)	203,198
33,500	Hino Motors Ltd. (Capital Goods)	315,454
1,916	Hirose Electric Co. Ltd. (Technology Hardware & Equipment)	187,450
6,000	Hitachi Chemical Co. Ltd. (Materials)	90,262
8,900	Hitachi Ltd. (Technology Hardware & Equipment)	235,941
2,900	Hitachi Metals Ltd. (Materials)	30,162
34,500	Honda Motor Co. Ltd. (Automobiles & Components)	908,905
12,900	Hulic Co. Ltd. (Real Estate)	115,279
4,400	Idemitsu Kosan Co. Ltd. (Energy)	143,117
11,800	Isuzu Motors Ltd. (Automobiles & Components)	165,520
126,000	ITOCHU Corp. (Capital Goods)	2,139,831

Common Stocks – (continued)
Japan – (continued)
5,600	Japan Airlines Co. Ltd. (Transportation)	198,470
34,300	Japan Exchange Group, Inc. (Diversified Financials)	553,255
57,000	Japan Post Holdings Co. Ltd. (Insurance)	658,124
41,500	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	986,086
20,900	JFE Holdings, Inc. (Materials)	332,902
6,400	JSR Corp. (Materials)	96,067
109,900	JXTG Holdings, Inc. (Energy)	570,769
9,300	Kakaku.com, Inc. (Media & Entertainment)	164,505
10,000	Kaneka Corp. (Materials)	358,124
19,300	Kao Corp. (Household & Personal Products)	1,428,540
9,100	Kawasaki Heavy Industries Ltd. (Capital Goods)	194,191
33,900	KDDI Corp. (Telecommunication Services)	810,038
200	Keyence Corp. (Technology Hardware & Equipment)	101,089
7,700	Kikkoman Corp. (Food, Beverage & Tobacco)	412,062
8,000	Kintetsu Group Holdings Co. Ltd. (Transportation)	347,625
43,800	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	913,299
43,600	Komatsu Ltd. (Capital Goods)	936,962
23,600	Konica Minolta, Inc. (Technology Hardware & Equipment)	212,434
5,800	Kose Corp. (Household & Personal Products)	911,052
8,000	Kubota Corp. (Capital Goods)	113,710
7,300	Kyushu Railway Co. (Transportation)	246,979
7,700	Lawson, Inc. (Food & Staples Retailing)	487,060
40,800	LIXIL Group Corp. (Capital Goods)	505,799
7,800	M3, Inc. (Health Care Equipment & Services)	105,076
6,000	Makita Corp. (Capital Goods)	213,096
179,100	Marubeni Corp. (Capital Goods)	1,256,657
16,100	Marui Group Co. Ltd. (Retailing)	312,017
800	Maruichi Steel Tube Ltd. (Materials)	25,096
2,800	MEIJI Holdings Co. Ltd. (Food, Beverage & Tobacco)	228,193
22,600	Mitsubishi Chemical Holdings Corp. (Materials)	170,742
20,900	Mitsubishi Corp. (Capital Goods)	573,006
23,400	Mitsubishi Electric Corp. (Capital Goods)	258,046
400	Mitsubishi Heavy Industries Ltd. (Capital Goods)	14,353
100	Mitsubishi Materials Corp. (Materials)	2,635
5,400	Mitsubishi Motors Corp. (Automobiles & Components)	29,407
243,200	Mitsubishi UFJ Financial Group, Inc. (Banks)	1,193,542

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
449,900	Mizuho Financial Group, Inc. (Banks)	$696,102
13,700	MS&AD Insurance Group Holdings, Inc. (Insurance)	389,426
8,400	Murata Manufacturing Co. Ltd. (Technology Hardware & Equipment)	1,131,898
4,500	Nabtesco Corp. (Capital Goods)	97,429
3,900	NEC Corp. (Technology Hardware & Equipment)	115,962
10,200	NGK Spark Plug Co. Ltd. (Automobiles & Components)	201,908
6,400	Nidec Corp. (Capital Goods)	724,141
1,900	Nintendo Co. Ltd. (Media & Entertainment)	504,524
8,300	Nippon Express Co. Ltd. (Transportation)	461,092
2,400	Nippon Paint Holdings Co. Ltd. (Materials)	81,772
473	Nippon Prologis REIT, Inc. (REIT)	998,254
4,401	Nippon Steel & Sumitomo Metal Corp. (Materials)	75,613
13,300	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	542,631
72,300	Nissan Motor Co. Ltd. (Automobiles & Components)	578,351
11,600	Nisshin Seifun Group, Inc. (Food, Beverage & Tobacco)	238,919
7,100	Nitto Denko Corp. (Materials)	356,096
9,600	Nomura Holdings, Inc. (Diversified Financials)	36,380
3,500	Nomura Real Estate Holdings, Inc. (Real Estate)	64,181
9,900	Nomura Research Institute Ltd. (Software & Services)	367,118
32,300	NSK Ltd. (Capital Goods)	277,126
82,000	NTT DOCOMO, Inc. (Telecommunication Services)	1,842,477
4,200	Obic Co. Ltd. (Software & Services)	324,192
19,000	Odakyu Electric Railway Co. Ltd. (Transportation)	417,822
2,300	Omron Corp. (Technology Hardware & Equipment)	83,379
3,400	Ono Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	69,430
5,400	Otsuka Corp. (Software & Services)	148,616
3,400	Otsuka Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	138,939
55,400	Panasonic Corp. (Consumer Durables & Apparel)	497,682
10,500	Park24 Co. Ltd. (Commercial & Professional Services)	231,222
4,000	Pola Orbis Holdings, Inc. (Household & Personal Products)	107,793
15,900	Recruit Holdings Co. Ltd. (Commercial & Professional Services)	384,124

Common Stocks – (continued)
Japan – (continued)
49,100	Resona Holdings, Inc. (Banks)	235,507
400	Ryohin Keikaku Co. Ltd. (Retailing)	97,113
24,500	Sankyo Co. Ltd. (Consumer Durables & Apparel)	931,746
22,600	SBI Holdings, Inc. (Diversified Financials)	440,747
13,200	Sega Sammy Holdings, Inc. (Consumer Durables & Apparel)	184,018
30,800	Seiko Epson Corp. (Technology Hardware & Equipment)	430,174
87,700	Sekisui House Ltd. (Consumer Durables & Apparel)	1,287,881
70,400	Seven Bank Ltd. (Banks)	200,967
7,000	Shimadzu Corp. (Technology Hardware & Equipment)	138,039
9,400	Shin-Etsu Chemical Co. Ltd. (Materials)	722,229
5,700	Shiseido Co. Ltd. (Household & Personal Products)	356,979
48,900	Showa Shell Sekiyu KK (Energy)	677,468
8,900	SoftBank Group Corp. (Telecommunication Services)	582,943
3,800	Sompo Holdings, Inc. (Insurance)	129,086
14,900	Sony Corp. (Consumer Durables & Apparel)	718,323
45,100	Subaru Corp. (Automobiles & Components)	963,488
59,000	Sumitomo Chemical Co. Ltd. (Materials)	285,720
129,600	Sumitomo Corp. (Capital Goods)	1,838,864
5,500	Sumitomo Metal Mining Co. Ltd. (Materials)	147,287
47,600	Sumitomo Mitsui Financial Group, Inc. (Banks)	1,569,137
15,800	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	575,388
9,700	Sysmex Corp. (Health Care Equipment & Services)	460,664
52,600	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)(c)	1,782,851
1,000	TDK Corp. (Technology Hardware & Equipment)	70,005
52,900	Tohoku Electric Power Co., Inc. (Utilities)	696,477
22,300	Tokio Marine Holdings, Inc. (Insurance)	1,059,444
14,400	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	1,621,070
300	Tokyo Gas Co. Ltd. (Utilities)	7,588
17,700	Tokyu Fudosan Holdings Corp. (Real Estate)	87,244
4,600	TOTO Ltd. (Capital Goods)	159,115
3,800	Toyoda Gosei Co. Ltd. (Automobiles & Components)	74,810
75,620	Toyota Motor Corp. (Automobiles & Components)	4,377,384
18,400	Trend Micro, Inc. (Software & Services)	994,254

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2018

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
61,200	USS Co. Ltd. (Retailing)	$1,026,838
3,300	Yamaha Corp. (Consumer Durables & Apparel)	140,380
22,600	Yamaha Motor Co. Ltd. (Automobiles & Components)	441,235
5,200	Yamato Holdings Co. Ltd. (Transportation)	142,567
2,800	Yaskawa Electric Corp. (Technology Hardware & Equipment)	68,444
3,900	ZOZO, Inc. (Retailing)	71,452

		73,857,088

Luxembourg – 0.8%
19,039	RTL Group SA (Media & Entertainment)(b)	1,020,310
60,499	SES SA FDR (Media & Entertainment)	1,158,321
21,968	Tenaris SA (Energy)	236,107

		2,414,738

Macau – 0.5%
59,000	Galaxy Entertainment Group Ltd. (Consumer Services)	372,682
88,000	MGM China Holdings Ltd. (Consumer Services)	146,913
136,800	Sands China Ltd. (Consumer Services)	596,587
139,200	Wynn Macau Ltd. (Consumer Services)	303,020

		1,419,202

Mexico – 0.0%
5,855	Fresnillo plc (Materials)	64,336

Netherlands – 4.1%
141,919	Aegon NV (Insurance)	664,698
3,595	Akzo Nobel NV (Materials)	289,520
6,573	ASML Holding NV (Semiconductors & Semiconductor Equipment)	1,029,724
126,192	ING Groep NV (Banks)	1,357,397
3,885	Koninklijke DSM NV (Materials)	315,174
27,544	Koninklijke Philips NV (Health Care Equipment & Services)	965,679
16,131	NN Group NV (Insurance)	641,346
13,987	Randstad NV (Commercial & Professional Services)	641,303
140,874	Royal Dutch Shell plc Class A (Energy)(b)	4,150,545
91,972	Royal Dutch Shell plc Class B (Energy)	2,749,733

		12,805,119

New Zealand – 0.4%
46,364	Fisher & Paykel Healthcare Corp. Ltd. (Health Care Equipment & Services)	405,158
257,003	Spark New Zealand Ltd. (Telecommunication Services)	716,890

		1,122,048

Common Stocks – (continued)
Norway – 0.9%
29,114	Gjensidige Forsikring ASA (Insurance)	455,453
118,351	Marine Harvest ASA (Food, Beverage & Tobacco)	2,494,544

		2,949,997

Portugal – 0.3%
79,885	EDP – Energias de Portugal SA (Utilities)	279,461
23,364	Galp Energia SGPS SA (Energy)	367,885
27,474	Jeronimo Martins SGPS SA (Food & Staples Retailing)	325,581

		972,927

Singapore – 1.2%
12,700	City Developments Ltd. (Real Estate)	75,714
48,200	ComfortDelGro Corp. Ltd. (Transportation)	76,134
67,200	DBS Group Holdings Ltd. (Banks)	1,168,598
67,300	Keppel Corp. Ltd. (Capital Goods)	292,163
142,700	SATS Ltd. (Transportation)	488,757
58,200	Singapore Exchange Ltd. (Diversified Financials)	305,015
265,000	Singapore Technologies Engineering Ltd. (Capital Goods)	679,326
121,700	Singapore Telecommunications Ltd. (Telecommunication Services)	261,927
19,600	United Overseas Bank Ltd. (Banks)	354,564

		3,702,198

South Africa – 0.2%
27,115	Anglo American plc (Materials)	606,310

Spain – 3.0%
3,305	ACS Actividades de Construccion y Servicios SA (Capital Goods)(b)	127,928
12,460	Amadeus IT Group SA (Software & Services)	866,937
164,783	Banco Santander SA (Banks)	748,279
49,245	Enagas SA (Energy)	1,331,193
74,269	Endesa SA (Utilities)	1,712,693
108,562	Ferrovial SA (Capital Goods)	2,198,674
7,155	Iberdrola SA (Utilities)	57,454
20,462	Mapfre SA (Insurance)	54,345
48,755	Naturgy Energy Group SA (Utilities)	1,243,776
136,572	Telefonica SA (Telecommunication Services)	1,149,581

		9,490,860

Sweden – 2.9%
7,077	Atlas Copco AB Class B (Capital Goods)*	155,070
113,005	Hennes & Mauritz AB Class B (Retailing)	1,607,054
209,834	Skandinaviska Enskilda Banken AB Class A (Banks)	2,039,774
42,555	Skanska AB Class B (Capital Goods)	678,549

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
Sweden – (continued)
156,735	Swedbank AB Class A (Banks)	$3,503,209
26,214	Telefonaktiebolaget LM Ericsson Class B (Technology Hardware & Equipment)	232,045
212,780	Telia Co. AB (Telecommunication Services)	1,012,171

		9,227,872

Switzerland – 9.8%
63,112	ABB Ltd. (Registered) (Capital Goods)	1,205,193
11,392	Adecco Group AG (Registered) (Commercial & Professional Services)	535,451
2,590	EMS-Chemie Holding AG (Registered) (Materials)	1,233,144
1,087	Geberit AG (Registered) (Capital Goods)	423,300
532	Givaudan SA (Registered) (Materials)	1,233,533
259,705	Glencore plc (Materials)	965,601
8,736	Kuehne + Nagel International AG (Registered) (Transportation)	1,124,556
32,191	LafargeHolcim Ltd. (Registered) (Materials)*	1,328,477
69,268	Nestle SA (Registered) (Food, Beverage & Tobacco)	5,621,984
68,738	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	5,887,016
20,703	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	5,139,703
397	SGS SA (Registered) (Commercial & Professional Services)	893,656
1,293	Sonova Holding AG (Registered) (Health Care Equipment & Services)	212,629
134,312	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)(b)	1,903,686
737	Temenos AG (Registered) (Software & Services)	88,560
42,726	UBS Group AG (Registered) (Diversified Financials)*	532,932
8,140	Zurich Insurance Group AG (Insurance)*	2,426,443

		30,755,864

United Kingdom – 14.4%
44,076	AstraZeneca plc ADR (Pharmaceuticals, Biotechnology & Life Sciences)(b)	1,674,006
250,164	BAE Systems plc (Capital Goods)	1,463,170
89,513	BP plc ADR (Energy)(b)	3,394,333
52,689	British American Tobacco plc (Food, Beverage & Tobacco)(b)	1,676,513
326,667	Centrica plc (Utilities)	563,492
15,614	Compass Group plc (Consumer Services)	328,594
13,945	Diageo plc (Food, Beverage & Tobacco)	498,316

Common Stocks – (continued)
United Kingdom – (continued)
50,835	easyJet plc (Transportation)	716,308
130,365	G4S plc (Commercial & Professional Services)	329,083
124,922	GlaxoSmithKline plc ADR (Pharmaceuticals, Biotechnology & Life Sciences)(a),(b)	4,773,270
1,024,773	HSBC Holdings plc (Banks)(b)	8,454,108
46,596	Imperial Brands plc (Food, Beverage & Tobacco)(b)	1,414,269
118,879	J Sainsbury plc (Food & Staples Retailing)	401,871
851,730	Legal & General Group plc (Insurance)	2,509,511
636	Linde plc (Materials)	100,961
170,569	Marks & Spencer Group plc (Retailing)	534,972
1,016	Next plc (Retailing)(b)	51,732
110,948	Persimmon plc (Consumer Durables & Apparel)	2,732,184
1,916	Reckitt Benckiser Group plc (Household & Personal Products)(b)	146,720
27,421	Royal Mail plc (Transportation)	95,175
66,083	Segro plc (REIT)	496,095
148,325	SSE plc (Utilities)	2,048,285
67,101	Unilever NV CVA (Household & Personal Products)(b)	3,635,014
63,494	Unilever plc ADR (Household & Personal Products)(b)	3,317,561
197,996	Vodafone Group plc ADR (Telecommunication Services)(a),(b)	3,817,363
61,537	Wm Morrison Supermarkets plc (Food & Staples Retailing)	167,291

		45,340,197

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $355,210,538)		$315,382,784

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(f) – 0.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,448,255	2.521%	$2,448,255
(Cost $2,448,255)

TOTAL INVESTMENTS – 101.0%
(Cost $357,658,793)		$317,831,039

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.0)%		(3,004,820)

NET ASSETS – 100.0%		$314,826,219

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2018

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions. Total market value of these securities amounts to $704,049, which represents 0.2% of net assets as of December 31, 2018.

(b)	All or a portion of security is segregated as collateral for call options written. Total market value of these securities amounts to $46,886,031, which represents 14.9% of net assets as of December 31, 2018.

(c)	All or a portion of security is on loan.

(d)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

(e)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $213,995, which represents approximately 0.1% of net assets as of December 31, 2018. The liquidity determination is unaudited.

(f)	Represents an Affiliated Issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
CVA	—Dutch Certification
FDR	—Fiduciary Depositary Receipt
REIT	—Real Estate Investment Trust

Currency Abbreviations:
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts:
EURO STOXX 50 Index	(33)	03/15/2019	$(1,124,462)	$(10,346)
FTSE 100 Index	(6)	03/15/2019	(509,254)	(7,185)
MSCI Singapore Index	(1)	01/30/2019	(25,071)	104
SPI 200 Index	(2)	03/21/2019	(195,844)	279
TOPIX Index	(4)	03/07/2019	(545,048)	(1,107)

Total Futures Contracts				$(18,255)

WRITTEN OPTIONS CONTRACTS — At December 31, 2018, the Fund had the following written options contracts:

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by the Fund	Unrealized Appreciation/ Depreciation
Written options contracts:
Calls
EURO STOXX 50 Index	Morgan Stanley Co., Inc	3,050.00 EUR	03/15/2019	1,843	$(55,316,171)	$(1,554,150)	$(1,345,528)	$(208,622)
FTSE 100 Index		6,800.00 GBP	03/15/2019	283	(19,040,608)	(620,424)	(564,681)	(55,743)
Nikkei 225 Index		22,000.00 JPY	03/08/2019	163	(3,262,407,510)	(260,253)	(734,581)	474,328

Total written options contracts				2,289		$(2,434,827)	$(2,644,790)	$209,963

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Schedule of Investments

December 31, 2018

Shares	Description	Value

Common Stocks – 95.8%
Automobiles & Components – 0.3%
125,130	General Motors Co.	$4,185,599
21,887	Gentex Corp.	442,335

		4,627,934

Banks – 5.9%
10,049	Bank of America Corp.	247,607
38,634	CenterState Bank Corp.	812,859
19,853	Central Pacific Financial Corp.	483,421
88,014	Citigroup, Inc.	4,582,009
468,112	Citizens Financial Group, Inc.	13,916,970
223,935	Comerica, Inc.	15,382,095
28,409	East West Bancorp, Inc.	1,236,644
11,376	FCB Financial Holdings, Inc. Class A*	382,006
141,472	Fifth Third Bancorp	3,328,836
4,108	First Citizens BancShares, Inc. Class A	1,548,921
133,010	JPMorgan Chase & Co.	12,984,436
208,520	KeyCorp	3,081,926
37,804	PacWest Bancorp	1,258,117
64,124	PNC Financial Services Group, Inc. (The)	7,496,737
42,261	Popular, Inc.	1,995,564
66,097	Radian Group, Inc.	1,081,347
20,756	SVB Financial Group*	3,941,980
18,859	Synovus Financial Corp.	603,299
69,288	TCF Financial Corp.	1,350,423
34,664	United Community Banks, Inc.	743,890
54,610	Western Alliance Bancorp*	2,156,549
242,508	Zions Bancorp NA	9,879,776

		88,495,412

Capital Goods – 5.9%
108,238	AECOM*	2,868,307
95,444	Allison Transmission Holdings, Inc.	4,190,946
12,856	AO Smith Corp.	548,951
80,179	Boeing Co. (The)	25,857,727
11,432	Eaton Corp. plc	784,921
8,010	Esterline Technologies Corp.*(a)	972,815
32,482	Fluor Corp.	1,045,920
13,565	Fortive Corp.	917,808
41,574	HD Supply Holdings, Inc.*	1,559,856
9,481	Honeywell International, Inc.	1,252,630
114,094	Illinois Tool Works, Inc.	14,454,569
17,320	Ingersoll-Rand plc	1,580,104
26,915	Lockheed Martin Corp.	7,047,424
45,024	Parker-Hannifin Corp.	6,714,879
64,168	Raytheon Co.	9,840,163
6,825	Textron, Inc.	313,882
4,653	United Rentals, Inc.*	477,072
13,192	WABCO Holdings, Inc.*	1,416,029
23,184	Watsco, Inc.	3,225,822
55,797	WESCO International, Inc.*	2,678,256

		87,748,081

Common Stocks – (continued)
Commercial & Professional Services – 1.1%
19,268	Brady Corp. Class A	837,387
29,156	Cintas Corp.	4,897,916
7,506	CoStar Group, Inc.*	2,532,074
53,013	Insperity, Inc.	4,949,294
4,505	Korn/Ferry International	178,128
38,156	ManpowerGroup, Inc.	2,472,509
7,974	Robert Half International, Inc.	456,113

		16,323,421

Consumer Durables & Apparel – 1.7%
555,895	Callaway Golf Co.	8,505,194
19,685	Columbia Sportswear Co.	1,655,312
114,608	NIKE, Inc. Class B	8,497,037
1,355	NVR, Inc.*	3,302,121
18,100	PulteGroup, Inc.	470,419
855	Ralph Lauren Corp.	88,458
22,789	Whirlpool Corp.	2,435,460

		24,954,001

Consumer Services – 2.3%
51,446	Carnival Corp.	2,536,288
9,890	Chipotle Mexican Grill, Inc.*	4,270,403
46,795	Domino’s Pizza, Inc.	11,604,692
6,048	Marriott International, Inc. Class A	656,571
63,631	Texas Roadhouse, Inc.	3,798,771
2,563	Vail Resorts, Inc.	540,332
5,307	Wyndham Destinations, Inc.	190,203
5,307	Wyndham Hotels & Resorts, Inc.	240,779
87,531	Yum China Holdings, Inc.	2,934,914
87,531	Yum! Brands, Inc.	8,045,849

		34,818,802

Diversified Financials – 3.5%
150,478	Ally Financial, Inc.	3,409,832
32,395	Ameriprise Financial, Inc.	3,381,066
38,603	Berkshire Hathaway, Inc. Class B*	7,881,961
4,505	Capital One Financial Corp.	340,533
143,228	E*TRADE Financial Corp.	6,284,845
9,925	Enova International, Inc.*	193,141
516,539	Ladder Capital Corp. (REIT)	7,990,858
13,256	Morgan Stanley	525,600
54,206	MSCI, Inc.	7,991,591
71,481	Nasdaq, Inc.	5,830,705
3,182	SEI Investments Co.	147,008
11,606	State Street Corp.	731,990
41,488	Synchrony Financial	973,308
173,087	Voya Financial, Inc.	6,947,712

		52,630,150

Energy – 4.8%
3,157	Cheniere Energy, Inc.*	186,863
145,202	ConocoPhillips	9,053,345
249,606	Delek US Holdings, Inc.	8,114,691
39,820	Devon Energy Corp.	897,543
20,943	Diamondback Energy, Inc.	1,941,416

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

December 31, 2018

Shares	Description	Value

Common Stocks – (continued)
Energy – (continued)
23,551	EQT Corp.	$444,878
38,749	Exxon Mobil Corp.	2,642,294
100,388	HollyFrontier Corp.	5,131,835
158,635	Marathon Oil Corp.	2,274,826
103,310	Marathon Petroleum Corp.	6,096,323
45,549	Matrix Service Co.*	817,149
164,385	Phillips 66	14,161,768
27,045	Renewable Energy Group, Inc.*	695,056
42,874	SEACOR Holdings, Inc.*	1,586,338
168,041	Valero Energy Corp.	12,598,034
247,662	Williams Cos., Inc. (The)	5,460,947

		72,103,306

Food & Staples Retailing – 0.3%
113,577	Kroger Co. (The)	3,123,368
41,241	US Foods Holding Corp.*	1,304,865

		4,428,233

Food, Beverage & Tobacco – 3.1%
13,185	Coca-Cola European Partners plc	604,532
158,205	Conagra Brands, Inc.	3,379,259
22,365	Constellation Brands, Inc. Class A	3,596,739
48,499	Freshpet, Inc.*	1,559,728
27,436	General Mills, Inc.	1,068,358
74,760	Ingredion, Inc.	6,833,064
52,873	Lamb Weston Holdings, Inc.	3,889,338
13,685	Lancaster Colony Corp.	2,420,329
115,628	Monster Beverage Corp.*	5,691,210
8,519	National Beverage Corp.	611,409
7,412	Sanderson Farms, Inc.	735,938
289,881	Tyson Foods, Inc. Class A	15,479,645

		45,869,549

Health Care Equipment & Services – 7.6%
17,888	ABIOMED, Inc.*	5,814,315
32,290	Anthem, Inc.	8,480,323
378,743	Boston Scientific Corp.*	13,384,778
40,756	Centene Corp.*	4,699,167
42,333	Cigna Corp.	8,039,883
135,062	HCA Healthcare, Inc.	16,808,466
35,490	Humana, Inc.	10,167,175
45,685	IDEXX Laboratories, Inc.*	8,498,324
30,156	Medtronic plc	2,742,990
77,415	UnitedHealth Group, Inc.	19,285,625
2,418	Universal Health Services, Inc. Class B	281,842
54,322	WellCare Health Plans, Inc.*	12,824,881
14,896	Zimmer Biomet Holdings, Inc.	1,545,013

		112,572,782

Household & Personal Products – 0.2%
3,630	Kimberly-Clark Corp.	413,602
2,359	Medifast, Inc.	294,922

Common Stocks – (continued)
Household & Personal Products – (continued)
8,185	Procter & Gamble Co. (The)	752,365
9,724	USANA Health Sciences, Inc.*	1,144,807

		2,605,696

Insurance – 4.8%
126,877	American Equity Investment Life Holding Co.	3,544,943
9,184	American Financial Group, Inc.	831,428
26,419	Arch Capital Group Ltd.*	705,916
60,733	Argo Group International Holdings Ltd.	4,084,294
109,389	Assured Guaranty Ltd.	4,187,411
5,894	First American Financial Corp.	263,108
98,971	Lincoln National Corp.	5,078,202
17,026	Marsh & McLennan Cos., Inc.	1,357,823
190,267	Progressive Corp. (The)	11,478,808
33,331	Prudential Financial, Inc.	2,718,143
107,660	Reinsurance Group of America, Inc.	15,097,162
82,165	Travelers Cos., Inc. (The)	9,839,259
110,107	Unum Group	3,234,944
10,767	White Mountains Insurance Group Ltd.	9,234,748

		71,656,189

Materials – 3.4%
98,433	Berry Global Group, Inc.*	4,678,521
12,663	Celanese Corp.	1,139,290
181,257	CF Industries Holdings, Inc.	7,886,492
186,494	Freeport-McMoRan, Inc.	1,922,753
22,879	Huntsman Corp.	441,336
8,039	Mosaic Co. (The)	234,819
97,498	Nucor Corp.	5,051,371
14,002	Sealed Air Corp.	487,830
15,983	Sherwin-Williams Co. (The)	6,288,671
285,374	Steel Dynamics, Inc.	8,572,635
379,802	Westrock Co.	14,341,324

		51,045,042

Media & Entertainment – 5.8%
16,005	Alphabet, Inc. Class A*	16,724,585
17,039	Alphabet, Inc. Class C*	17,645,759
159,230	AMC Entertainment Holdings, Inc. Class A	1,955,344
96,478	Cinemark Holdings, Inc.	3,453,912
271,158	Comcast Corp. Class A	9,232,930
130,289	Facebook, Inc. Class A*	17,079,585
3,606	Madison Square Garden Co. (The) Class A*	965,326
20,176	Netflix, Inc.*	5,400,308
224,203	News Corp. Class A	2,544,704
85,979	Nexstar Media Group, Inc. Class A	6,761,389
4,419	Twitter, Inc.*	127,002
161,440	Viacom, Inc. Class B	4,149,008

		86,039,852

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – 10.0%
77,032	AbbVie, Inc.	$7,101,580
91,371	Agilent Technologies, Inc.	6,163,888
28,864	Alexion Pharmaceuticals, Inc.*	2,810,199
15,723	Allergan plc	2,101,536
111,473	Amgen, Inc.	21,700,449
51,104	Biogen, Inc.*	15,378,216
137,213	Genomic Health, Inc.*	8,837,889
26,065	Gilead Sciences, Inc.	1,630,366
26,724	Ironwood Pharmaceuticals, Inc.*	276,860
257,914	Johnson & Johnson	33,283,802
26,154	Merck & Co., Inc.	1,998,427
478,227	Mylan NV*	13,103,420
279,257	Pfizer, Inc.	12,189,568
11,659	Repligen Corp.*	614,896
3,494	Thermo Fisher Scientific, Inc.	781,922
87,531	Vertex Pharmaceuticals, Inc.*	14,504,762
78,577	Zoetis, Inc.	6,721,476

		149,199,256

Real Estate – 4.5%
55,068	American Homes 4 Rent Class A (REIT)	1,093,100
88,800	American Tower Corp. (REIT)	14,047,272
67,570	Apartment Investment & Management Co. Class A (REIT)	2,964,972
67,491	Brandywine Realty Trust (REIT)	868,609
99,973	Brixmor Property Group, Inc. (REIT)	1,468,603
34,577	Brookfield Property REIT, Inc. Class A (REIT)	556,690
37,216	Camden Property Trust (REIT)	3,276,869
47,783	CBRE Group, Inc. Class A*	1,913,231
11,750	Columbia Property Trust, Inc. (REIT)	227,362
18,849	CoreSite Realty Corp. (REIT)	1,644,198
4,262	Digital Realty Trust, Inc. (REIT)	454,116
28,090	Douglas Emmett, Inc. (REIT)	958,712
186,115	Duke Realty Corp. (REIT)	4,820,378
143,146	Empire State Realty Trust, Inc. Class A (REIT)	2,036,968
39,468	Equity LifeStyle Properties, Inc. (REIT)	3,833,527
44,196	First Industrial Realty Trust, Inc. (REIT)	1,275,497
19,185	Healthcare Trust of America, Inc. Class A (REIT)	485,572
268,937	Host Hotels & Resorts, Inc. (REIT)	4,483,180
9,393	Hudson Pacific Properties, Inc. (REIT)	272,961
175,488	Kimco Realty Corp. (REIT)	2,570,899
47,968	Lamar Advertising Co. Class A (REIT)	3,318,426
13,452	Mid-America Apartment Communities, Inc. (REIT)	1,287,356
72,014	Paramount Group, Inc. (REIT)	904,496
76,806	Prologis, Inc. (REIT)	4,510,048
1,888	PS Business Parks, Inc. (REIT)	247,328
74,328	Retail Properties of America, Inc. Class A (REIT)	806,459

Common Stocks – (continued)
Real Estate – (continued)
40,008	Rexford Industrial Realty, Inc. (REIT)	1,179,036
89,358	Sabra Health Care REIT, Inc. (REIT)	1,472,620
34,179	Senior Housing Properties Trust (REIT)	400,578
98,393	Spirit Realty Capital, Inc. (REIT)	3,468,645

		66,847,708

Retailing – 6.0%
23,359	Amazon.com, Inc.*	35,084,517
16,950	AutoZone, Inc.*	14,209,863
3,947	Best Buy Co., Inc.	209,033
2,525	Booking Holdings, Inc.*	4,349,111
8,277	Dollar Tree, Inc.*	747,579
34,974	eBay, Inc.*	981,720
3,786	Expedia Group, Inc.	426,493
214,835	Liberty Expedia Holdings, Inc. Class A*	8,402,197
141,850	Lowe’s Cos., Inc.	13,101,266
24,791	Michaels Cos., Inc. (The)*	335,670
31,865	O’Reilly Automotive, Inc.*	10,972,075

		88,819,524

Semiconductors & Semiconductor Equipment – 3.6%
447,419	Applied Materials, Inc.	14,648,498
31,784	Intel Corp.	1,491,623
136,437	KLA-Tencor Corp.	12,209,747
15,650	Lam Research Corp.	2,131,061
52,273	Maxim Integrated Products, Inc.	2,658,082
115,816	Micron Technology, Inc.*	3,674,842
74,630	NXP Semiconductors NV	5,468,886
96,874	ON Semiconductor Corp.*	1,599,390
100,492	Teradyne, Inc.	3,153,439
63,128	Texas Instruments, Inc.	5,965,596

		53,001,164

Software & Services – 9.0%
77,168	Adobe, Inc.*	17,458,488
91,317	Black Knight, Inc.*	4,114,744
31,479	Cadence Design Systems, Inc.*	1,368,707
120,557	Citrix Systems, Inc.	12,352,270
5,124	EPAM Systems, Inc.*	594,435
169,840	Fortinet, Inc.*	11,961,831
19,239	GoDaddy, Inc. Class A*	1,262,463
107,838	International Business Machines Corp.	12,257,946
11,993	Intuit, Inc.	2,360,822
339,794	Microsoft Corp.(b)	34,512,877
212,943	Oracle Corp.	9,614,376
222,501	PayPal Holdings, Inc.*	18,710,109
4,090	ServiceNow, Inc.*	728,225
14,421	Synopsys, Inc.*	1,214,825
4,533	Tableau Software, Inc. Class A*	543,960
44,097	Teradata Corp.*	1,691,561
16,186	VeriSign, Inc.*	2,400,222

		133,147,861

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

December 31, 2018

Shares	Description	Value

Common Stocks – (continued)
Technology Hardware & Equipment – 4.8%
268,997	Apple, Inc.	$42,431,587
46,878	CDW Corp.	3,799,462
50,551	CommScope Holding Co., Inc.*	828,531
9,482	EchoStar Corp. Class A*	348,179
22,229	F5 Networks, Inc.*	3,601,765
38,721	Fabrinet*	1,986,774
68,413	Insight Enterprises, Inc.*	2,787,830
35,323	Keysight Technologies, Inc.*	2,192,852
42,942	NetApp, Inc.	2,562,349
39,109	NETGEAR, Inc.*	2,034,841
35,788	Palo Alto Networks, Inc.*	6,740,670
12,679	Zebra Technologies Corp. Class A*	2,018,877

		71,333,717

Telecommunication Services – 0.2%
43,673	AT&T, Inc.	1,246,427
39,380	Telephone & Data Systems, Inc.	1,281,425
128,439	Vonage Holdings Corp.*	1,121,273

		3,649,125

Transportation – 3.4%
33,146	Alaska Air Group, Inc.	2,016,934
122,489	American Airlines Group, Inc.	3,933,122
10,206	ArcBest Corp.	349,657
8,641	Copa Holdings SA Class A	680,133
31,353	CSX Corp.	1,947,962
167,169	Delta Air Lines, Inc.	8,341,733
56,539	Norfolk Southern Corp.	8,454,842
126,272	Southwest Airlines Co.	5,869,123
18,844	Union Pacific Corp.	2,604,806
192,122	United Continental Holdings, Inc.*	16,086,375

		50,284,687

Utilities – 3.6%
43,106	Ameren Corp.	2,811,804
9,873	American Water Works Co., Inc.	896,172
10,577	Black Hills Corp.	664,024
133,249	CenterPoint Energy, Inc.	3,761,619
338,978	CMS Energy Corp.	16,830,258
138,948	DTE Energy Co.	15,325,965
283,475	NRG Energy, Inc.	11,225,610
35,047	OGE Energy Corp.	1,373,492

		52,888,944

TOTAL COMMON STOCKS
(Cost $1,107,014,594)		$1,425,090,436

Shares	Dividend Rate	Value

Investment Company(c) – 0.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
9,875,798	2.521%	$9,875,798
(Cost $9,875,798)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,116,890,392)		$1,434,966,234

Securities Lending Reinvestment Vehicle(c) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
148,800	2.521%	$148,800
(Cost $148,800)

TOTAL INVESTMENTS – 96.5%
(Cost $1,117,039,192)		$1,435,115,034

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.5%		51,985,017

NET ASSETS – 100.0%		$1,487,100,051

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions. Total market value of these securities amounts to $1,036,522, which represents 0.1% of net assets as of December 31, 2018.
(c)	Represents an Affiliated Issuer.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Russell 2000 E-Mini Index	79	03/15/2019	$5,328,550	$(44,487)
S&P 500 E-Mini Index	423	03/15/2019	52,984,980	(440,679)

Total Futures Contracts				$(485,166)

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments

December 31, 2018

Shares	Description	Value

Common Stocks – 99.5%
Australia – 7.2%
84,210	AGL Energy Ltd. (Utilities)	$1,222,916
17,868	Altium Ltd. (Software & Services)	273,495
77,055	ASX Ltd. (Diversified Financials)	3,255,947
722,672	Aurizon Holdings Ltd. (Transportation)	2,180,302
317,067	Beach Energy Ltd. (Energy)	299,569
106,157	BHP Group plc (Materials)	2,243,205
9,338	CIMIC Group Ltd. (Capital Goods)	285,556
700,647	Coca-Cola Amatil Ltd. (Food, Beverage & Tobacco)	4,041,038
232,669	GDI Property Group (REIT)	221,251
80,030	Inghams Group Ltd. (Food, Beverage & Tobacco)	232,848
993,484	Insurance Australia Group Ltd. (Insurance)	4,900,075
405,600	Metcash Ltd. (Food & Staples Retailing)	700,521
1,033,294	Qantas Airways Ltd. (Transportation)	4,215,350
88,657	QBE Insurance Group Ltd. (Insurance)	631,292
88,916	Rio Tinto plc ADR (Materials)	4,310,648
1,850,739	Telstra Corp. Ltd. (Telecommunication Services)	3,714,177
150,039	TPG Telecom Ltd. (Telecommunication Services)	680,584
248,562	Treasury Wine Estates Ltd. (Food, Beverage & Tobacco)	2,591,953
19,349	Washington H Soul Pattinson & Co. Ltd. (Energy)	339,318
179,238	Westpac Banking Corp. (Banks)	3,167,117
369,465	Whitehaven Coal Ltd. (Energy)	1,125,924
270,140	Woolworths Group Ltd. (Food & Staples Retailing)	5,603,788

		46,236,874

Austria – 0.6%
91,393	OMV AG (Energy)	3,991,418

Belgium – 0.3%
21,403	UCB SA (Pharmaceuticals, Biotechnology & Life Sciences)	1,748,125
1,629	Warehouses De Pauw CVA (REIT)	215,012

		1,963,137

China – 0.7%
546,000	CITIC Telecom International Holdings Ltd. (Telecommunication Services)	191,608
267,900	ENN Energy Holdings Ltd. (Utilities)	2,381,034
559,000	Fosun International Ltd. (Capital Goods)	814,655
402,000	Tingyi Cayman Islands Holding Corp. (Food, Beverage & Tobacco)	538,401
735,000	Towngas China Co. Ltd. (Utilities)	544,596
302,000	Uni-President China Holdings Ltd. (Food, Beverage & Tobacco)	261,519

		4,731,813

Common Stocks – (continued)
Denmark – 2.5%
9,302	Carlsberg A/S Class B (Food, Beverage & Tobacco)	989,539
50,056	GN Store Nord A/S (Health Care Equipment & Services)	1,875,549
44,972	H Lundbeck A/S (Pharmaceuticals, Biotechnology & Life Sciences)	1,979,347
199,896	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	9,180,640
14,927	Royal Unibrew A/S (Food, Beverage & Tobacco)	1,031,352
54,246	Scandinavian Tobacco Group A/S Class A (Food, Beverage & Tobacco)(a)	653,745
4,708	Sydbank A/S (Banks)	112,265

		15,822,437

Finland – 0.8%
38,990	Neste OYJ (Energy)	3,018,708
37,545	Nokian Renkaat OYJ (Automobiles & Components)	1,153,146
35,963	Tieto OYJ (Software & Services)	971,277

		5,143,131

France – 9.4%
12,306	Accor SA (Consumer Services)	523,305
195,705	Air France-KLM (Transportation)*	2,125,306
58,482	Air Liquide SA (Materials)	7,262,042
33,766	Arkema SA (Materials)	2,898,751
41,504	Casino Guichard Perrachon SA (Food & Staples Retailing)(b)	1,728,364
2,775	Christian Dior SE (Consumer Durables & Apparel)	1,061,835
20,144	Cie Generale des Etablissements Michelin SCA (Automobiles & Components)	1,982,713
16,768	Coface SA (Insurance)*	152,395
18,578	Eiffage SA (Capital Goods)	1,553,255
143,971	Eutelsat Communications SA (Media & Entertainment)	2,836,395
48,540	Faurecia SA (Automobiles & Components)	1,831,478
5,655	Gaztransport Et Technigaz SA (Energy)	434,870
19,622	Gecina SA (REIT)	2,540,068
17,652	Ipsen SA (Pharmaceuticals, Biotechnology & Life Sciences)	2,283,936
13,421	Kering SA (Consumer Durables & Apparel)	6,287,316
4,923	Klepierre SA (REIT)	152,141
92,286	Lagardere SCA (Media & Entertainment)	2,328,870
34,147	Legrand SA (Capital Goods)	1,930,415
229,078	Peugeot SA (Automobiles & Components)	4,885,733
8,147	Publicis Groupe SA (Media & Entertainment)	464,841
20,414	Safran SA (Capital Goods)	2,448,353

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
France – (continued)
16,565	Sartorius Stedim Biotech (Pharmaceuticals, Biotechnology & Life Sciences)	$1,658,478
90,354	Schneider Electric SE (Capital Goods)	6,128,827
27,947	Teleperformance (Commercial & Professional Services)	4,470,678

		59,970,365

Germany – 9.8%
28,572	adidas AG (Consumer Durables & Apparel)	5,971,236
38,181	Allianz SE (Registered) (Insurance)	7,672,675
36,212	Axel Springer SE (Media & Entertainment)	2,051,635
32,603	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	2,267,499
33,474	Continental AG (Automobiles & Components)	4,660,784
74,624	Covestro AG (Materials)(a)	3,695,716
2,067	CTS Eventim AG & Co. KGaA (Media & Entertainment)	77,189
199,641	Deutsche Lufthansa AG (Registered) (Transportation)	4,508,604
175,973	E.ON SE (Utilities)	1,737,087
31,410	Evotec AG (Pharmaceuticals, Biotechnology & Life Sciences)*	622,955
10,084	Freenet AG (Telecommunication Services)	196,173
28,859	Fresenius Medical Care AG & Co. KGaA (Health Care Equipment & Services)	1,870,676
97,564	Fresenius SE & Co. KGaA (Health Care Equipment & Services)	4,715,670
172,753	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	3,458,804
2,884	Jenoptik AG (Technology Hardware & Equipment)	75,199
224,343	ProSiebenSat.1 Media SE (Media & Entertainment)	3,991,865
28,146	Rheinmetall AG (Capital Goods)	2,495,956
126,947	RWE AG (Utilities)	2,764,890
77,619	Siemens AG (Registered) (Capital Goods)	8,662,406
34,548	TAG Immobilien AG (Real Estate)	786,893

		62,283,912

Hong Kong – 3.5%
932,200	AIA Group Ltd. (Insurance)	7,743,612
298,000	Cathay Pacific Airways Ltd. (Transportation)	424,058
148,000	CK Hutchison Holdings Ltd. (Capital Goods)	1,420,535
480,000	CLP Holdings Ltd. (Utilities)	5,424,430
117,600	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	3,399,647

Common Stocks – (continued)
Hong Kong – (continued)
103,000	Hysan Development Co. Ltd. (Real Estate)	489,804
363,000	NWS Holdings Ltd. (Capital Goods)	745,374
197,500	Power Assets Holdings Ltd. (Utilities)	1,372,112
352,500	Swire Pacific Ltd. Class B (Real Estate)	589,189
179,000	Swire Properties Ltd. (Real Estate)	628,942
425,000	Yuexiu REIT (REIT)	272,411

		22,510,114

Ireland – 0.1%
190,037	C&C Group plc (Food, Beverage & Tobacco)	593,328

Italy – 2.2%
1,138,693	A2A SpA (Utilities)	2,053,605
398,474	Eni SpA (Energy)	6,294,777
114,841	Moncler SpA (Consumer Durables & Apparel)	3,821,640
305,567	Terna Rete Elettrica Nazionale SpA (Utilities)	1,735,359

		13,905,381

Japan – 25.2%
228,000	AEON Financial Service Co. Ltd. (Diversified Financials)	4,044,912
72,600	Aeon Mall Co. Ltd. (Real Estate)	1,156,644
11,000	Alfresa Holdings Corp. (Health Care Equipment & Services)	280,386
53,100	ANA Holdings, Inc. (Transportation)	1,906,241
15,300	Asahi Group Holdings Ltd. (Food, Beverage & Tobacco)	592,934
458,700	Asahi Kasei Corp. (Materials)	4,707,812
243,100	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	3,105,999
29,400	Central Japan Railway Co. (Transportation)	6,203,028
58,400	Chubu Electric Power Co., Inc. (Utilities)	829,830
4,000	Cosmo Energy Holdings Co. Ltd. (Energy)	81,210
600	Cosmos Pharmaceutical Corp. (Food & Staples Retailing)	100,110
58,800	Dai Nippon Printing Co. Ltd. (Commercial & Professional Services)	1,227,397
3,900	Don Quijote Holdings Co. Ltd. (Retailing)	241,123
65,300	East Japan Railway Co. (Transportation)	5,766,652
70,400	Eisai Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	5,450,356
196,300	Hitachi Ltd. (Technology Hardware & Equipment)	5,203,963
203,000	Honda Motor Co. Ltd. (Automobiles & Components)	5,348,049
42,900	Hulic Co. Ltd. (Real Estate)	383,370

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

December 31, 2018

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
39,500	IHI Corp. (Capital Goods)	$1,087,896
43,000	Isetan Mitsukoshi Holdings Ltd. (Retailing)	475,094
5,100	Ito En Ltd. (Food, Beverage & Tobacco)	228,161
123,700	Japan Airlines Co. Ltd. (Transportation)	4,384,062
31,100	Japan Exchange Group, Inc. (Diversified Financials)	501,640
341,300	JXTG Holdings, Inc. (Energy)	1,772,551
3,100	Kaneka Corp. (Materials)	111,018
40,500	Kansai Electric Power Co., Inc. (The) (Utilities)	607,367
14,700	KDDI Corp. (Telecommunication Services)	351,255
60,800	Kewpie Corp. (Food, Beverage & Tobacco)	1,353,862
79,100	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	1,649,359
11,200	KYORIN Holdings, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	244,657
20,400	Mandom Corp. (Household & Personal Products)	555,818
151,000	Marui Group Co. Ltd. (Retailing)	2,926,367
41,000	Matsumotokiyoshi Holdings Co. Ltd. (Food & Staples Retailing)	1,260,617
37,300	Medipal Holdings Corp. (Health Care Equipment & Services)	798,003
88,500	Mitsubishi Chemical Holdings Corp. (Materials)	668,614
24,000	Mitsubishi Gas Chemical Co., Inc. (Materials)	359,510
30,300	Mitsubishi Tanabe Pharma Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	437,399
1,130,200	Mitsubishi UFJ Financial Group, Inc. (Banks)	5,546,632
1,731,800	Mizuho Financial Group, Inc. (Banks)	2,679,505
167,600	MS&AD Insurance Group Holdings, Inc. (Insurance)	4,764,079
20,400	NET One Systems Co. Ltd. (Software & Services)	359,835
5,100	Nippon Flour Mills Co. Ltd. (Food, Beverage & Tobacco)	85,489
82,400	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	3,361,864
6,400	Nisshin Oillio Group Ltd. (The) (Food, Beverage & Tobacco)	182,856
15,400	Nomura Research Institute Ltd. (Software & Services)	571,073
23,600	Okinawa Electric Power Co., Inc. (The) (Utilities)	458,281
181,800	Ono Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	3,712,484

Common Stocks – (continued)
Japan – (continued)
6,600	Oracle Corp. Japan (Software & Services)	418,954
138,200	Osaka Gas Co. Ltd. (Utilities)	2,521,041
4,200	Otsuka Corp. (Software & Services)	115,590
42,500	Pola Orbis Holdings, Inc. (Household & Personal Products)	1,145,297
34,100	Riso Kyoiku Co. Ltd. (Consumer Services)	141,398
6,700	Ryohin Keikaku Co. Ltd. (Retailing)	1,626,644
116,500	SAMTY Co. Ltd. (Real Estate)	1,330,183
81,000	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,168,689
5,000	Sawai Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	238,180
232,500	Sega Sammy Holdings, Inc. (Consumer Durables & Apparel)	3,241,224
6,200	Seino Holdings Co. Ltd. (Transportation)	81,173
132,000	Seven & i Holdings Co. Ltd. (Food & Staples Retailing)	5,736,074
88,400	Shionogi & Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	5,045,473
20,500	SoftBank Group Corp. (Telecommunication Services)	1,342,733
30,200	Sompo Holdings, Inc. (Insurance)	1,025,897
6,000	St Marc Holdings Co. Ltd. (Consumer Services)	133,953
265,200	Sumitomo Chemical Co. Ltd. (Materials)	1,284,288
25,400	Sumitomo Corp. (Capital Goods)	360,395
114,500	Sumitomo Heavy Industries Ltd. (Capital Goods)	3,395,061
185,500	Sumitomo Mitsui Financial Group, Inc. (Banks)	6,115,020
114,400	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	4,166,101
24,400	Suzuken Co. Ltd. (Health Care Equipment & Services)	1,242,512
172,900	Takashimaya Co. Ltd. (Retailing)	2,207,640
83,300	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)(b)	2,823,412
119,100	Teijin Ltd. (Materials)	1,900,825
8,700	TIS, Inc. (Software & Services)	342,544
3,100	Toei Co. Ltd. (Media & Entertainment)	364,052
43,100	Tohoku Electric Power Co., Inc. (Utilities)	567,451
127,500	Tokio Marine Holdings, Inc. (Insurance)	6,057,362
21,800	Tokyo Tatemono Co. Ltd. (Real Estate)	225,992
1,700	Towa Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	118,467
132,400	Toyota Motor Corp. (Automobiles & Components)	7,664,185

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
14,600	Tsuruha Holdings, Inc. (Food & Staples Retailing)	$1,250,227
22,300	Valor Holdings Co. Ltd. (Food & Staples Retailing)	537,972
27,200	West Japan Railway Co. (Transportation)	1,921,713
1,709,400	Yahoo Japan Corp. (Media & Entertainment)	4,252,511
2,500	Yaoko Co. Ltd. (Food & Staples Retailing)	136,838
2,800	Zensho Holdings Co. Ltd. (Consumer Services)	67,840

		160,440,275

Netherlands – 6.6%
189,919	ABN AMRO Group NV CVA (Banks)(a)	4,469,146
255,732	Altice Europe NV (Media & Entertainment)*	496,204
16,664	ASML Holding NV (Semiconductors & Semiconductor Equipment)	2,610,576
93,070	ASR Nederland NV (Insurance)	3,682,683
10,788	ForFarmers NV (Food, Beverage & Tobacco)	99,355
267,160	Koninklijke Ahold Delhaize NV (Food & Staples Retailing)	6,749,050
57,390	Koninklijke DSM NV (Materials)	4,655,807
348,633	Koninklijke KPN NV (Telecommunication Services)	1,018,356
17,567	Koninklijke Vopak NV (Energy)	796,635
117,866	NN Group NV (Insurance)	4,686,187
1,898	NSI NV (REIT)	74,155
15,870	NXP Semiconductors NV (Semiconductors & Semiconductor Equipment)	1,162,954
44,754	Royal Dutch Shell plc Class A (Energy)	1,319,119
157,773	Royal Dutch Shell plc Class B (Energy)	4,717,018
6,046	Vastned Retail NV (REIT)	216,776
90,771	Wolters Kluwer NV (Commercial & Professional Services)	5,337,988

		42,092,009

Norway – 1.5%
132,378	Austevoll Seafood ASA (Food, Beverage & Tobacco)	1,634,173
131,014	DNB ASA (Banks)	2,102,993
5,303	Entra ASA (Real Estate)(a)	70,626
6,684	Grieg Seafood ASA (Food, Beverage & Tobacco)	78,942
86,893	Kongsberg Gruppen ASA (Capital Goods)	1,181,296
19,073	Leroy Seafood Group ASA (Food, Beverage & Tobacco)	145,155
286,534	Norsk Hydro ASA (Materials)	1,298,303

Common Stocks – (continued)
Norway – (continued)
72,041	Orkla ASA (Food, Beverage & Tobacco)	564,074
79,584	SpareBank 1 SR-Bank ASA (Banks)	821,118
92,045	Storebrand ASA (Insurance)	656,633
50,586	Tomra Systems ASA (Commercial & Professional Services)	1,139,270

		9,692,583

Portugal – 0.3%
82,928	EDP – Energias de Portugal SA (Utilities)	290,106
90,118	Galp Energia SGPS SA (Energy)	1,418,983

		1,709,089

Russia – 0.2%
230,113	Evraz plc (Materials)	1,409,092

Singapore – 0.7%
848,000	Singapore Exchange Ltd. (Diversified Financials)	4,444,209

Spain – 3.3%
63,320	ACS Actividades de Construccion y Servicios SA (Capital Goods)	2,450,945
932,378	Banco Bilbao Vizcaya Argentaria SA (Banks)	4,952,623
999,693	CaixaBank SA (Banks)	3,620,324
166,497	Enagas SA (Energy)	4,500,753
677,581	Telefonica SA (Telecommunication Services)	5,703,471

		21,228,116

Sweden – 4.4%
213,085	Alfa Laval AB (Capital Goods)	4,580,747
100,145	Arjo AB Class B (Health Care Equipment & Services)	320,716
42,003	Axfood AB (Food & Staples Retailing)	718,429
69,122	Boliden AB (Materials)*	1,497,806
152,995	KappAhl AB (Retailing)	300,364
140,446	Kungsleden AB (Real Estate)	998,931
186,250	Swedbank AB Class A (Banks)	4,162,903
103,663	Swedish Match AB (Food, Beverage & Tobacco)	4,080,946
10,121	Swedish Orphan Biovitrum AB (Pharmaceuticals, Biotechnology & Life Sciences)*	220,395
658,062	Telefonaktiebolaget LM Ericsson Class B (Technology Hardware & Equipment)	5,825,142
402,190	Volvo AB Class B (Capital Goods)	5,266,300

		27,972,679

Switzerland – 6.3%
56	Belimo Holding AG (Registered) (Capital Goods)	224,620
4,963	BKW AG (Utilities)	347,068
21,603	Galenica AG (Pharmaceuticals, Biotechnology & Life Sciences)(a)	951,603

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

December 31, 2018

Shares	Description	Value

Common Stocks – (continued)
Switzerland – (continued)
158	Intershop Holding AG (Real Estate)	$78,504
45,623	Logitech International SA (Registered) (Technology Hardware & Equipment)	1,441,166
17,723	Lonza Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	4,607,180
58,948	Nestle SA (Registered) (Food, Beverage & Tobacco)	4,784,384
148,712	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	12,736,330
21,880	Oriflame Holding AG (Household & Personal Products)	492,151
10,793	PSP Swiss Property AG (Registered) (Real Estate)	1,064,396
12,690	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	3,150,405
262	Siegfried Holding AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	89,607
153,379	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	2,162,015
34,821	Sunrise Communications Group AG (Telecommunication Services)(a)	3,065,755
1,311	Tecan Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	255,168
37,502	Temenos AG (Registered) (Software & Services)	4,506,347
1,443	Valora Holding AG (Registered) (Retailing)*	316,321

		40,273,020

United Kingdom – 13.8%
15,035	AG Barr plc (Food, Beverage & Tobacco)	151,201
56,387	B&M European Value Retail SA (Retailing)	202,352
166,466	Barratt Developments plc (Consumer Durables & Apparel)	981,938
274,450	BP plc ADR (Energy)(c)	10,407,144
86,589	Britvic plc (Food, Beverage & Tobacco)	881,893
604,614	BT Group plc (Telecommunication Services)	1,838,387
17,153	Burberry Group plc (Consumer Durables & Apparel)	376,663
696,408	Centrica plc (Utilities)	1,201,285
29,425	Computacenter plc (Software & Services)	377,456
13,205	Derwent London plc (REIT)	480,152
26,071	Diageo plc (Food, Beverage & Tobacco)	931,632
1,158,134	Direct Line Insurance Group plc (Insurance)	4,707,751
127,078	Drax Group plc (Utilities)	581,371

Common Stocks – (continued)
United Kingdom – (continued)
227,339	Experian plc (Commercial & Professional Services)	5,511,136
213,584	Fiat Chrysler Automobiles NV (Automobiles & Components)*	3,079,533
31,628	Great Portland Estates plc (REIT)	265,866
39,448	Greene King plc (Consumer Services)	265,555
25,706	Greggs plc (Consumer Services)	414,908
178,350	HSBC Holdings plc (Banks)	1,471,341
181,155	Imperial Brands plc (Food, Beverage & Tobacco)	5,498,369
880,688	International Consolidated Airlines Group SA (Transportation)	6,959,925
17,028	Intertek Group plc (Commercial & Professional Services)	1,042,163
105,294	J Sainsbury plc (Food & Staples Retailing)	355,947
79,500	JD Sports Fashion plc (Retailing)	354,004
1,415,917	Legal & General Group plc (Insurance)	4,171,814
1,198,190	Lloyds Banking Group plc (Banks)	789,824
589,133	National Grid plc (Utilities)	5,763,679
17,166	Next plc (Retailing)	874,039
43,809	Paragon Banking Group plc (Banks)	215,626
416,294	Pearson plc (Media & Entertainment)	4,987,159
100,343	Pennon Group plc (Utilities)	887,028
166,695	Persimmon plc (Consumer Durables & Apparel)	4,104,998
67,723	Reckitt Benckiser Group plc (Household & Personal Products)	5,185,979
18,424	Safestore Holdings plc (REIT)	118,943
285,387	Smith & Nephew plc (Health Care Equipment & Services)	5,342,064
43,866	SSP Group plc (Consumer Services)	362,108
116,448	Standard Life Investment Property Income Trust Ltd. (REIT)	120,669
17,834	Unilever plc (Household & Personal Products)	936,335
45,923	Unilever plc ADR (Household & Personal Products)	2,399,477
158,800	Vodafone Group plc ADR (Telecommunication Services)	3,061,664

		87,659,378

United States – 0.1%
9,043	Carnival plc ADR (Consumer Services)	440,665

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $666,202,642)		$634,513,025

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(d) – 0.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
4,166,835	2.521%	$4,166,835
(Cost $4,166,835)

TOTAL INVESTMENTS – 100.2%
(Cost $670,369,477)		$638,679,860

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%		(1,558,901)

NET ASSETS – 100.0%		$637,120,959

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $12,906,591, which represents approximately 2.0% of net assets as of December 31, 2018. The liquidity determination is unaudited.

(b)	All or a portion of security is on loan.

(c)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions. Total market value of these securities amounts to $378,821, which represents 0.1% of net assets as of December 31, 2018.

(d)	Represents an Affiliated Issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
CVA	—Dutch Certification
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short position contracts:
EURO STOXX 50 Index	(12)	03/15/2019	$(408,896)	$(2,471)
FTSE 100 Index	(2)	03/15/2019	(169,751)	(1,080)
SPI 200 Index	(1)	03/21/2019	(97,922)	(37)
TOPIX Index	(1)	03/07/2019	(136,262)	(459)

Total Futures Contracts				$(4,047)

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Assets and Liabilities

December 31, 2018

	U.S. Equity Dividend and Premium Fund	International Equity Dividend and Premium Fund	U.S. Tax- Managed Equity Fund	International Tax-Managed Equity Fund
Assets:

Investments in unaffiliated issuers, at value (cost $2,723,642,318, $355,210,538, $1,107,014,594 and $666,202,642)(a)	$2,828,398,326	$315,382,784	$1,425,090,436	$634,513,025
Investments in affiliated issuers, at value (cost $0, $0, $9,875,798 and $0)	—	—	9,875,798	—
Investments in affiliated securities lending reinvestment vehicle, at value (cost $2,016,000, $2,448,255, $148,800 and $4,166,835)	2,016,000	2,448,255	148,800	4,166,835
Cash	—	341,381	24,065,809	—
Foreign currencies, at value (cost $0, $117,783, $0 and $151,386)	—	121,410	—	151,388
Receivables:
Investments sold	9,617,306	2,712,540	—	—
Fund shares sold	7,519,157	2,498,932	38,334,915	13,924,174
Dividends	3,815,524	497,349	1,471,755	437,514
Reimbursement from investment adviser	92,429	47,390	—	78,301
Securities lending income	263	7,023	256	15,668
Foreign tax reclaims	—	1,956,577	—	1,506,659
Variation margin on futures	—	1,859	29,278	761
Other assets	106,097	79,820	33,865	42,465
Total assets	2,851,565,102	326,095,320	1,499,050,912	654,836,790

Liabilities:
Written options, at value (premiums received $21,213,514, $2,644,790, $0 and $0)	10,284,815	2,434,827	—	—
Variation margin on futures	50,872	—	—	—
Payables:
Fund shares redeemed	49,020,029	5,995,542	10,727,542	7,417,981
Due to custodian	21,589,221	—	—	5,418,254
Payable upon return of securities loaned	2,016,000	2,448,255	148,800	4,166,835
Management fees	1,772,353	224,927	858,230	478,178
Distribution and Service fees and Transfer Agency fees	354,127	11,625	75,487	24,708
Investments purchased	—	1,400	—	—
Accrued expenses	253,905	152,525	140,802	209,875
Total liabilities	85,341,322	11,269,101	11,950,861	17,715,831

Net Assets:
Paid-in capital	2,644,158,988	383,870,452	1,187,453,609	680,285,930
Total distributable earnings (loss)	122,064,792	(69,044,233)	299,646,442	(43,164,971)
NET ASSETS	$2,766,223,780	$314,826,219	$1,487,100,051	$637,120,959
Net Assets:
Class A	$187,523,707	$2,231,698	$57,833,318	$8,145,166
Class C	139,580,078	1,251,727	14,380,175	2,550,716
Institutional	1,106,178,817	15,695,745	34,811,625	16,948,157
Service	—	—	732,396	—
Investor	432,136,137	8,207,289	17,894,420	14,007,618
Class P	648,423,679	162,129,054	97,892,455	64,578,461
Class R6	252,381,362	125,310,706	1,263,555,662	530,890,841
Total Net Assets	$2,766,223,780	$314,826,219	$1,487,100,051	$637,120,959
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	16,366,033	340,763	2,831,303	912,038
Class C	12,230,093	198,037	742,672	294,004
Institutional	96,798,587	2,443,060	1,664,471	1,902,166
Service	—	—	35,608	—
Investor	37,790,645	1,280,976	863,065	1,571,878
Class P	56,748,864	25,214,436	4,720,451	7,290,989
Class R6	22,093,218	19,516,422	60,945,862	59,967,293
Net asset value, offering and redemption price per share:(b)
Class A	$11.46	$6.55	$20.43	$8.93
Class C	11.41	6.32	19.36	8.68
Institutional	11.43	6.42	20.91	8.91
Service	—	—	20.57	—
Investor	11.44	6.41	20.73	8.91
Class P	11.43	6.43	20.74	8.86
Class R6	11.42	6.42	20.73	8.85

(a)	Includes loaned securities having a market value of $1,966,272, $2,339,003, $145,740 and $3,983,444 for the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds is $12.13, $6.93, $21.62 and $9.45, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Operations

For the Fiscal Year Ended December 31, 2018

	U.S. Equity Dividend and Premium Fund	International Equity Dividend and Premium Fund	U.S. Tax- Managed Equity Fund	International Tax-Managed Equity Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign taxes withheld of $0, $1,458,308, $2,271 and $1,973,602)	$91,886,803	$15,493,079	$24,925,473	$20,527,356

Dividends — affiliated issuers	324,751	16,107	129,874	25,174

Securities lending income — affiliated issuer	31,814	24,048	8,066	60,940

Total investment income	92,243,368	15,533,234	25,063,413	20,613,470

Expenses:

Management fees	23,255,734	3,161,053	10,795,184	5,994,083

Transfer Agency fees(a)	2,564,831	156,730	693,406	290,295

Distribution and Service fees(a)	2,337,284	40,138	343,195	62,667

Custody, accounting and administrative services	420,869	168,417	204,469	308,193

Printing and mailing costs	308,493	42,257	56,688	47,373

Professional fees	118,479	122,514	121,966	127,084

Registration fees	111,700	73,464	82,523	65,014

Trustee fees	22,795	16,834	19,310	17,448

Service share fees — Service and Shareholder Administration Plan	—	—	3,932	—

Other	77,959	119,111	52,028	46,872

Total expenses	29,218,144	3,900,518	12,372,701	6,959,029

Less — expense reductions	(718,292)	(173,121)	(30,922)	(521,418)

Net expenses	28,499,852	3,727,397	12,341,779	6,437,611

NET INVESTMENT INCOME	63,743,516	11,805,837	12,721,634	14,175,859

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	214,460,280	(5,691,624)	3,116,692	(11,048,722)

In-kind transactions	—	—	77,486,688	—

Futures contracts	(610,615)	(125,362)	1,351,181	95,548

Foreign currency transactions	—	(304,016)	—	(497,930)

Written options	(23,463,897)	5,041,512	—	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(480,065,654)	(61,544,018)	(219,989,806)	(132,231,392)

Futures contracts	(129,892)	(16,146)	(625,315)	9,353

Foreign currency translation	—	(90,838)	—	(110,562)

Written options	22,337,037	201,007	—	—

Net realized and unrealized loss	(267,472,741)	(62,529,485)	(138,660,560)	(143,783,705)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(203,729,225)	$(50,723,648)	$(125,938,926)	$(129,607,846)

(a)	Class specific Distribution and/or Service, and Transfer Agency fees were as follows:

	Distribution and/or Service Fees		Transfer Agency Fees
Fund	Class A	Class C	Class A	Class C	Institutional	Service	Investor	Class P(b)	Class R6(c)
U.S. Equity Dividend and Premium	$639,922	$1,697,362	$460,745	$305,525	$740,743	N/A	$873,292	$139,190	$45,336
International Equity Dividend and Premium	8,524	31,614	6,138	5,690	80,175	N/A	11,705	30,972	22,050
U.S. Tax-Managed Equity	136,919	206,276	98,581	37,129	291,100	$315	32,089	11,526	222,666
International Tax-Managed Equity	27,174	35,493	19,565	6,389	135,870	N/A	27,774	10,018	90,679

(b)	Commenced operations on April 17, 2018.
(c)	Commenced operations on April 30, 2018.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Changes in Net Assets

	U.S. Equity Dividend and Premium Fund			International Equity Dividend and Premium Fund
	For the Fiscal Year Ended December 31, 2018	For the Fiscal Year Ended December 31, 2017		For the Fiscal Year Ended December 31, 2018	For the Fiscal Year Ended December 31, 2017
From operations:
Net investment income	$63,743,516	$56,830,517		$11,805,837	$9,838,391
Net realized gain (loss)	190,385,768	120,810,368		(1,079,490)	(1,723,195)
Net change in unrealized gain (loss)	(457,858,509)	275,559,374		(61,449,995)	71,868,026
Net increase (decrease) in net assets resulting from operations	(203,729,225)	453,200,259		(50,723,648)	79,983,222

Distributions to shareholders:
From distributable earnings:
Class A Shares	(15,468,512)	(15,018,103	)(a)	(91,884)	(97,747	)(a)
Class C Shares	(9,209,896)	(8,642,483	)(a)	(54,797)	(56,946	)(a)
Institutional Shares	(97,415,908)	(151,536,522	)(a)	(2,464,098)	(10,184,968	)(a)
Investor Shares(b)	(33,144,596)	(26,467,708	)(a)	(187,293)	(120,278	)(a)
Class P Shares(c)	(50,730,626)	—		(5,301,151)	—
Class R6 Shares(d)	(18,072,196)	—		(3,555,021)	—
Total distributions to shareholders	(224,041,734)	(201,664,816)		(11,654,244)	(10,459,939)

From share transactions:
Proceeds from sales of shares	1,907,832,243	1,283,188,454		423,531,802	88,942,877
Reinvestment of distributions	201,664,139	181,754,076		11,429,363	10,353,429
Cost of shares redeemed	(2,407,191,500)	(899,381,110)		(471,997,811)	(72,517,073)
Net increase (decrease) in net assets resulting from share transactions	(297,695,118)	565,561,420		(37,036,646)	26,779,233
TOTAL INCREASE (DECREASE)	(725,466,077)	817,096,863		(99,414,538)	96,302,516

Net assets:(e)
Beginning of year	3,491,689,857	2,674,592,994		414,240,757	317,938,241
End of year	$2,766,223,780	$3,491,689,857		$314,826,219	$414,240,757

(a)	Prior year information has been revised to conform to current year presentation, see prior year presentation below:

	Class A	Class C	Institutional	Investor(b)
Distributions from net investment income:

U.S. Equity Dividend and Premium Fund:	$(3,974,753)	$(1,305,021)	$(45,497,275)	$(7,319,152)
International Equity Dividend and Premium Fund:	$(97,747)	$(56,946)	$(10,184,968)	$(120,278)
Distributions from net realized gains:

U.S. Equity Dividend and Premium Fund:	$(11,043,350)	$(7,337,462)	$(106,039,247)	$(19,148,556)

(b)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(c)	Commenced operations on April 17, 2018.
(d)	Commenced operations on April 30, 2018.
(e)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $1,706,173 and $88,089 for the U.S. Equity Dividend and Premium and International Equity Dividend and Premium Funds, respectively, as of December 31, 2017.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Changes in Net Assets (continued)

	U.S. Tax-Managed Equity Fund			International Tax-Managed Equity Fund
	For the Fiscal Year Ended December 31, 2018	For the Fiscal Year Ended December 31, 2017		For the Fiscal Year Ended December 31, 2018	For the Fiscal Year Ended December 31, 2017
From operations:
Net investment income	$12,721,634	$12,722,967		$14,175,859	$10,088,081
Net realized gain (loss)	81,954,561	18,031,352		(11,451,104)	99,238,821
Net change in unrealized gain (loss)	(220,615,121)	209,357,661		(132,332,601)	38,813,188
Net increase (decrease) in net assets resulting from operations	(125,938,926)	240,111,980		(129,607,846)	148,140,090

Distributions to shareholders:
From distributable earnings:
Class A Shares	(319,218)	(240,546	)(a)	(143,812)	(150,734	)(a)
Class C Shares	—	—		(20,693)	(33,326	)(a)
Institutional Shares	(36,134)	(11,897,314	)(a)	(355,413)	(11,345,058	)(a)
Service Shares	(2,719)	(2,973	)(a)	—	—
Investor Shares(b)	(134,928)	(124,607	)(a)	(297,404)	(272,879	)(a)
Class P Shares(c)	(908,225)	—		(1,579,421)	—
Class R6 Shares(d)	(11,402,299)	—		(11,604,834)	—
Total distributions to shareholders	(12,803,523)	(12,265,440)		(14,001,577)	(11,801,997)

From share transactions:
Proceeds from sales of shares	1,849,737,045	183,988,254		859,458,016	126,605,605
Reinvestment of distributions	12,780,494	12,080,312		13,987,660	11,794,946
Cost of shares redeemed	(1,601,182,871)	(84,481,305)		(739,640,420)	(87,883,762)
Proceeds paid in connection with in-kind transactions	(121,370,000)	—		—	(66,410,000)
Net increase (decrease) in net assets resulting from share transactions	139,964,668	111,587,261		133,805,256	(15,893,211)
TOTAL INCREASE (DECREASE)	1,222,219	339,433,801		(9,804,167)	120,444,882

Net assets:(e)
Beginning of year	1,485,877,832	1,146,444,031		646,925,126	526,480,244
End of year	$1,487,100,051	$1,485,877,832		$637,120,959	$646,925,126

(a)	Prior year information has been revised to conform to current year presentation. Distributions to shareholders for the U.S. Tax-Managed Equity and International Tax-Managed Equity Funds consisted solely of net investment income for the fiscal year ended December 31, 2017.
(b)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(c)	Commenced operations on April 17, 2018.
(d)	Commenced operations on April 30, 2018.
(e)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $632,757 and $21,112 for the U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively as of December 31, 2017.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Dividend and Premium Fund
	Class A Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$13.16	$12.11	$11.34	$11.76	$11.26

Net investment income(a)	0.21	0.19	0.20	0.21	0.23

Net realized and unrealized gain (loss)	(1.05)	1.61	1.21	0.04	0.95

Total from investment operations	(0.84)	1.80	1.41	0.25	1.18

Distributions to shareholders from net investment income	(0.22)	(0.19)	(0.19)	(0.20)	(0.22)

Distributions to shareholders from net realized gains	(0.64)	(0.56)	(0.45)	(0.47)	(0.46)

Total distributions	(0.86)	(0.75)	(0.64)	(0.67)	(0.68)

Net asset value, end of year	$11.46	$13.16	$12.11	$11.34	$11.76

Total return(b)	(6.63)%	14.83%	12.73%	2.08%	10.47%

Net assets, end of year (in 000s)	$187,524	$275,451	$294,401	$194,237	$172,832

Ratio of net expenses to average net assets	1.12%	1.13%	1.16%	1.17%	1.19%

Ratio of total expenses to average net assets	1.15%	1.15%	1.19%	1.20%	1.20%

Ratio of net investment income to average net assets	1.61%	1.47%	1.67%	1.75%	1.96%

Portfolio turnover rate(c)	37%	34%	23%	39%	53%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes reinvestment of all dividends and distributions. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Dividend and Premium Fund
	Class C Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$13.11	$12.07	$11.31	$11.74	$11.24

Net investment income(a)	0.11	0.10	0.11	0.12	0.14

Net realized and unrealized gain (loss)	(1.05)	1.60	1.21	0.03	0.96

Total from investment operations	(0.94)	1.70	1.32	0.15	1.10

Distributions to shareholders from net investment income	(0.12)	(0.10)	(0.11)	(0.11)	(0.14)

Distributions to shareholders from net realized gains	(0.64)	(0.56)	(0.45)	(0.47)	(0.46)

Total distributions	(0.76)	(0.66)	(0.56)	(0.58)	(0.60)

Net asset value, end of year	$11.41	$13.11	$12.07	$11.31	$11.74

Total return(b)	(7.38)%	13.99%	11.92%	1.26%	9.68%

Net assets, end of year (in 000s)	$139,580	$177,178	$142,909	$90,091	$74,125

Ratio of net expenses to average net assets	1.87%	1.88%	1.91%	1.92%	1.94%

Ratio of total expenses to average net assets	1.90%	1.90%	1.94%	1.95%	1.95%

Ratio of net investment income to average net assets	0.86%	0.76%	0.92%	1.01%	1.21%

Portfolio turnover rate(c)	37%	34%	23%	39%	53%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes reinvestment of all dividends and distributions. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Dividend and Premium Fund
	Institutional Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$13.13	$12.09	$11.31	$11.73	$11.24

Net investment income(a)	0.27	0.24	0.24	0.25	0.27

Net realized and unrealized gain (loss)	(1.06)	1.60	1.22	0.04	0.95

Total from investment operations	(0.79)	1.84	1.46	0.29	1.22

Distributions to shareholders from net investment income	(0.27)	(0.24)	(0.23)	(0.24)	(0.27)

Distributions to shareholders from net realized gains	(0.64)	(0.56)	(0.45)	(0.47)	(0.46)

Total distributions	(0.91)	(0.80)	(0.68)	(0.71)	(0.73)

Net asset value, end of year	$11.43	$13.13	$12.09	$11.31	$11.73

Total return(b)	(6.28)%	15.31%	13.17%	2.49%	10.83%

Net assets, end of year (in 000s)	$1,106,179	$2,565,883	$2,062,756	$1,262,977	$1,149,361

Ratio of net expenses to average net assets	0.74%	0.74%	0.76%	0.77%	0.79%

Ratio of total expenses to average net assets	0.76%	0.76%	0.79%	0.80%	0.80%

Ratio of net investment income to average net assets	2.01%	1.89%	2.07%	2.15%	2.36%

Portfolio turnover rate(c)	37%	34%	23%	39%	53%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes reinvestment of all dividends and distributions. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Dividend and Premium Fund
	Investor Shares(a)
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$13.14	$12.10	$11.33	$11.75	$11.25

Net investment income(b)	0.25	0.23	0.23	0.24	0.26

Net realized and unrealized gain (loss)	(1.06)	1.60	1.21	0.04	0.95

Total from investment operations	(0.81)	1.83	1.44	0.28	1.21

Distributions to shareholders from net investment income	(0.25)	(0.23)	(0.22)	(0.23)	(0.25)

Distributions to shareholders from net realized gains	(0.64)	(0.56)	(0.45)	(0.47)	(0.46)

Total distributions	(0.89)	(0.79)	(0.67)	(0.70)	(0.71)

Net asset value, end of year	$11.44	$13.14	$12.10	$11.33	$11.75

Total return(c)	(6.47)%	15.18%	12.92%	2.34%	10.75%

Net assets, end of year (in 000s)	$432,136	$473,178	$174,527	$54,106	$39,960

Ratio of net expenses to average net assets	0.87%	0.88%	0.91%	0.92%	0.94%

Ratio of total expenses to average net assets	0.90%	0.90%	0.94%	0.95%	0.95%

Ratio of net investment income to average net assets	1.86%	1.76%	1.90%	2.03%	2.21%

Portfolio turnover rate(d)	37%	34%	23%	39%	53%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes reinvestment of all dividends and distributions. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout The Period

	Goldman Sachs U.S. Equity Dividend and Premium Fund
	Class P Shares
	April 17, 2018* to December 31, 2018
Per Share Data

Net asset value, beginning of period	$13.12

Net investment income(a)	0.18

Net realized and unrealized loss	(1.03)

Total from investment operations	(0.85)

Distributions to shareholders from net investment income	(0.20)

Distributions to shareholders from net realized gains	(0.64)

Total distributions	(0.84)

Net asset value, end of period	$11.43

Total return(b)	(6.73)%

Net assets, end of period (in 000s)	$648,424

Ratio of net expenses to average net assets	0.73	%(c)

Ratio of total expenses to average net assets	0.76	%(c)

Ratio of net investment income to average net assets	1.93	%(c)

Portfolio turnover rate(d)	37%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes reinvestment of all dividends and distributions. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout The Period

	Goldman Sachs U.S. Equity Dividend and Premium Fund
	Class R6 Shares
	April 30, 2018* to December 31, 2018
Per Share Data

Net asset value, beginning of period	$12.84

Net investment income(a)	0.17

Net realized and unrealized loss	(0.75)

Total from investment operations	(0.58)

Distributions to shareholders from net investment income	(0.20)

Distributions to shareholders from net realized gains	(0.64)

Total distributions	(0.84)

Net asset value, end of period	$11.42

Total return(b)	(4.78)%

Net assets, end of period (in 000s)	$252,381

Ratio of net expenses to average net assets	0.73	%(c)

Ratio of total expenses to average net assets	0.76	%(c)

Ratio of net investment income to average net assets	1.91	%(c)

Portfolio turnover rate(d)	37%
*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes reinvestment of all dividends and distributions. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Dividend and Premium Fund
	Class A Shares
	Year Ended December 31,
	2018	2017	2016	2015		2014
Per Share Data

Net asset value, beginning of year	$7.76	$6.43	$6.56	$7.14		$8.00

Net investment income(a)	0.20	0.15	0.18	0.16	(b)	0.25	(c)

Net realized and unrealized gain (loss)	(1.22)	1.34	(0.14)	(0.49)		(0.64)

Total from investment operations	(1.02)	1.49	0.04	(0.33)		(0.39)

Distributions to shareholders from net investment income	(0.19)	(0.16)	(0.17)	(0.14)		(0.23)

Distributions to shareholders from net realized gains	—	—	—	(0.11)		(0.24)

Total distributions	(0.19)	(0.16)	(0.17)	(0.25)		(0.47)

Net asset value, end of year	$6.55	$7.76	$6.43	$6.56		$7.14

Total return(d)	(13.34)%	23.36%	0.66%	(4.80)%		(5.30)%

Net assets, end of year (in 000s)	$2,232	$3,962	$5,968	$9,532		$10,565

Ratio of net expenses to average net assets	1.34%	1.34%	1.37%	1.37%		1.35%

Ratio of total expenses to average net assets	1.38%	1.34%	1.38%	1.37%		1.35%

Ratio of net investment income to average net assets	2.71%	2.16%	2.87%	2.26	%(b)	3.13	%(c)

Portfolio turnover rate(e)	14%	17%	18%	100%		44%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a corporate action which amounted to $0.03 per share and 0.38% of average net assets.
(c)	Reflects income recognized from a corporate action which amounted to $0.05 per share and 0.69% of average net assets.
(d)	Assumes reinvestment of all dividends and distributions. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Dividend and Premium Fund
	Class C Shares
	Year Ended December 31,
	2018	2017	2016	2015		2014
Per Share Data

Net asset value, beginning of year	$7.48	$6.21	$6.35	$6.94		$7.80

Net investment income(a)	0.16	0.09	0.12	0.09	(b)	0.18	(c)

Net realized and unrealized gain (loss)	(1.20)	1.30	(0.14)	(0.47)		(0.62)

Total from investment operations	(1.04)	1.39	(0.02)	(0.38)		(0.44)

Distributions to shareholders from net investment income	(0.12)	(0.12)	(0.12)	(0.10)		(0.18)

Distributions to shareholders from net realized gains	—	—	—	(0.11)		(0.24)

Total distributions	(0.12)	(0.12)	(0.12)	(0.21)		(0.42)

Net asset value, end of year	$6.32	$7.48	$6.21	$6.35		$6.94

Total return(d)	(14.01)%	22.50%	(0.21)%	(5.59)%		(6.04)%

Net assets, end of year (in 000s)	$1,252	$4,276	$2,549	$3,329		$2,634

Ratio of net expenses to average net assets	2.09%	2.09%	2.12%	2.12%		2.10%

Ratio of total expenses to average net assets	2.11%	2.09%	2.13%	2.12%		2.10%

Ratio of net investment income to average net assets	2.24%	1.29%	2.00%	1.38	%(b)	2.32	%(c)

Portfolio turnover rate(e)	14%	17%	18%	100%		44%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a corporate action which amounted to $0.03 per share and 0.38% of average net assets.
(c)	Reflects income recognized from a corporate action which amounted to $0.05 per share and 0.69% of average net assets.
(d)	Assumes reinvestment of all dividends and distributions. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Dividend and Premium Fund
	Institutional Shares
	Year Ended December 31,
	2018	2017	2016	2015		2014
Per Share Data

Net asset value, beginning of year	$7.62	$6.32	$6.46	$7.03		$7.89

Net investment income(a)	0.31	0.18	0.19	0.18	(b)	0.27	(c)

Net realized and unrealized gain (loss)	(1.29)	1.31	(0.14)	(0.48)		(0.63)

Total from investment operations	(0.98)	1.49	0.05	(0.30)		(0.36)

Distributions to shareholders from net investment income	(0.22)	(0.19)	(0.19)	(0.16)		(0.26)

Distributions to shareholders from net realized gains	—	—	—	(0.11)		(0.24)

Total distributions	(0.22)	(0.19)	(0.19)	(0.27)		(0.50)

Net asset value, end of year	$6.42	$7.62	$6.32	$6.46		$7.03

Total return(d)	(12.96)%	23.85%	0.92%	(4.42)%		(4.99)%

Net assets, end of year (in 000s)	$15,696	$399,955	$307,311	$281,204		$415,503

Ratio of net expenses to average net assets	0.95%	0.95%	0.97%	0.97%		0.95%

Ratio of total expenses to average net assets	0.95%	0.95%	0.98%	0.97%		0.95%

Ratio of net investment income to average net assets	4.12%	2.58%	3.08%	2.65	%(b)	3.45	%(c)

Portfolio turnover rate(e)	14%	17%	18%	100%		44%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a corporate action which amounted to $0.03 per share and 0.38% of average net assets.
(c)	Reflects income recognized from a corporate action which amounted to $0.05 per share and 0.69% of average net assets.
(d)	Assumes reinvestment of all dividends and distributions. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Dividend and Premium Fund
	Investor Shares(a)
	Year Ended December 31,
	2018	2017	2016	2015		2014
Per Share Data

Net asset value, beginning of year	$7.60	$6.31	$6.44	$7.02		$7.88

Net investment income(b)	0.20	0.17	0.17	0.16	(c)	0.28	(d)

Net realized and unrealized gain (loss)	(1.18)	1.30	(0.11)	(0.48)		(0.66)

Total from investment operations	(0.98)	1.47	0.06	(0.32)		(0.38)

Distributions to shareholders from net investment income	(0.21)	(0.18)	(0.19)	(0.15)		(0.24)

Distributions to shareholders from net realized gains	—	—	—	(0.11)		(0.24)

Total distributions	(0.21)	(0.18)	(0.19)	(0.26)		(0.48)

Net asset value, end of year	$6.41	$7.60	$6.31	$6.44		$7.02

Total return(e)	(13.10)%	23.58%	0.96%	(4.69)%		(5.16)%

Net assets, end of year (in 000s)	$8,207	$6,048	$2,111	$749		$862

Ratio of net expenses to average net assets	1.09%	1.09%	1.12%	1.12%		1.09%

Ratio of total expenses to average net assets	1.14%	1.09%	1.13%	1.12%		1.09%

Ratio of net investment income to average net assets	2.76%	2.36%	2.64%	2.33	%(c)	3.52	%(d)

Portfolio turnover rate(f)	14%	17%	18%	100%		44%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from a corporate action which amounted to $0.03 per share and 0.38% of average net assets.
(d)	Reflects income recognized from a corporate action which amounted to $0.05 per share and 0.69% of average net assets.
(e)	Assumes reinvestment of all dividends and distributions. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout The Period

	Goldman Sachs International Equity Dividend and Premium Fund
	Class P Shares
	April 17, 2018* to December 31, 2018
Per Share Data

Net asset value, beginning of period	$7.71

Net investment income(a)	0.09

Net realized and unrealized loss	(1.18)

Total from investment operations	(1.09)

Distributions to shareholders from net investment income	(0.19)

Net asset value, end of period	$6.43

Total return(b)	(14.35)%

Net assets, end of period (in 000s)	$162,129

Ratio of net expenses to average net assets	0.93	%(c)

Ratio of total expenses to average net assets	1.03	%(c)

Ratio of net investment income to average net assets	1.81	%(c)

Portfolio turnover rate(d)	14%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes reinvestment of all dividends and distributions. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout The Period

	Goldman Sachs International Equity Dividend and Premium Fund
	Class R6 Shares
	April 30, 2018* to December 31, 2018
Per Share Data

Net asset value, beginning of period	$7.60

Net investment income(a)	0.08

Net realized and unrealized loss	(1.07)

Total from investment operations	(0.99)

Distributions to shareholders from net investment income	(0.19)

Net asset value, end of period	$6.42

Total return(b)	(13.25)%

Net assets, end of period (in 000s)	$125,311

Ratio of net expenses to average net assets	0.93	%(c)

Ratio of total expenses to average net assets	1.03	%(c)

Ratio of net investment income to average net assets	1.81	%(c)

Portfolio turnover rate(d)	14%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes reinvestment of all dividends and distributions. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Tax-Managed Equity Fund
	Class A Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$22.37	$18.75	$17.28	$17.44	$15.45

Net investment income(a)	0.10	0.13	0.11	0.13	0.09

Net realized and unrealized gain (loss)	(1.93)	3.60	1.47	(0.18)	1.97

Total from investment operations	(1.83)	3.73	1.58	(0.05)	2.06

Distributions to shareholders from net investment income	(0.11)	(0.11)	(0.11)	(0.11)	(0.07)

Net asset value, end of year	$20.43	$22.37	$18.75	$17.28	$17.44

Total return(b)	(8.15)%	19.88%	9.09%	(0.28)%	13.32%

Net assets, end of year (in 000s)	$57,833	$50,218	$51,206	$57,913	$51,253

Ratio of net expenses to average net assets	1.14%	1.15%	1.17%	1.17%	1.18%

Ratio of total expenses to average net assets	1.14%	1.15%	1.17%	1.17%	1.19%

Ratio of net investment income to average net assets	0.44%	0.61%	0.61%	0.73%	0.52%

Portfolio turnover rate(c)	152%	108%	118%	96%	57%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes reinvestment of all dividends and distributions. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Tax-Managed Equity Fund
	Class C Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$21.24	$17.86	$16.48	$16.67	$14.82

Net investment loss(a)	(0.07)	(0.03)	(0.02)	— (b)	(0.04)

Net realized and unrealized gain (loss)	(1.81)	3.41	1.40	(0.18)	1.89

Total from investment operations	(1.88)	3.38	1.38	(0.18)	1.85

Distributions to shareholders from net investment income	—	—	—	(0.01)	—

Net asset value, end of year	$19.36	$21.24	$17.86	$16.48	$16.67

Total return(c)	(8.85)%	18.93%	8.35%	(1.05)%	12.48%

Net assets, end of year (in 000s)	$14,380	$22,337	$22,512	$22,194	$15,750

Ratio of net expenses to average net assets	1.88%	1.90%	1.92%	1.92%	1.93%

Ratio of total expenses to average net assets	1.89%	1.90%	1.92%	1.92%	1.94%

Ratio of net investment loss to average net assets	(0.33)%	(0.14)%	(0.15)%	(0.02)%	(0.22)%

Portfolio turnover rate(d)	152%	108%	118%	96%	57%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes reinvestment of all dividends and distributions. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Tax-Managed Equity Fund
	Institutional Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$22.71	$19.04	$17.53	$17.69	$15.66

Net investment income(a)	0.19	0.21	0.18	0.20	0.15

Net realized and unrealized gain (loss)	(1.97)	3.65	1.51	(0.18)	2.01

Total from investment operations	(1.78)	3.86	1.69	0.02	2.16

Distributions to shareholders from net investment income	(0.02)	(0.19)	(0.18)	(0.18)	(0.13)

Net asset value, end of year	$20.91	$22.71	$19.04	$17.53	$17.69

Total return(b)	(7.78)%	20.29%	9.61%	0.10%	13.78%

Net assets, end of year (in 000s)	$34,812	$1,395,335	$1,057,850	$957,273	$735,421

Ratio of net expenses to average net assets	0.74%	0.75%	0.77%	0.77%	0.78%

Ratio of total expenses to average net assets	0.74%	0.75%	0.77%	0.77%	0.79%

Ratio of net investment income to average net assets	0.79%	1.02%	1.01%	1.12%	0.93%

Portfolio turnover rate(c)	152%	108%	118%	96%	57%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes reinvestment of all dividends and distributions. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Tax-Managed Equity Fund
	Service Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$22.51	$18.88	$17.33	$17.53	$15.49

Net investment income(a)	0.08	0.11	0.09	0.12	0.04

Net realized and unrealized gain (loss)	(1.94)	3.61	1.49	(0.19)	2.00

Total from investment operations	(1.86)	3.72	1.58	(0.07)	2.04

Distributions to shareholders from net investment income	(0.08)	(0.09)	(0.03)	(0.13)	—

Net asset value, end of year	$20.57	$22.51	$18.88	$17.33	$17.53

Total return(b)	(8.26)%	19.71%	9.07%	(0.41)%	13.17%

Net assets, end of year (in 000s)	$732	$736	$614	$1,236	$58

Ratio of net expenses to average net assets	1.25%	1.25%	1.27%	1.27%	1.28%

Ratio of total expenses to average net assets	1.25%	1.25%	1.27%	1.27%	1.29%

Ratio of net investment income to average net assets	0.33%	0.52%	0.53%	0.67%	0.25%

Portfolio turnover rate(c)	152%	108%	118%	96%	57%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes reinvestment of all dividends and distributions. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Tax-Managed Equity Fund
	Investor Shares(a)
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$22.70	$19.03	$17.54	$17.70	$15.68

Net investment income(b)	0.16	0.18	0.15	0.18	0.13

Net realized and unrealized gain (loss)	(1.97)	3.65	1.50	(0.18)	2.00

Total from investment operations	(1.81)	3.83	1.65	— (c)	2.13

Distributions to shareholders from net investment income	(0.16)	(0.16)	(0.16)	(0.16)	(0.11)

Net asset value, end of year	$20.73	$22.70	$19.03	$17.54	$17.70

Total return(d)	(7.95)%	20.14%	9.40%	(0.03)%	13.57%

Net assets, end of year (in 000s)	$17,894	$17,251	$14,262	$6,799	$4,175

Ratio of net expenses to average net assets	0.89%	0.90%	0.92%	0.92%	0.93%

Ratio of total expenses to average net assets	0.89%	0.90%	0.93%	0.92%	0.94%

Ratio of net investment income to average net assets	0.68%	0.88%	0.84%	0.99%	0.78%

Portfolio turnover rate(e)	152%	108%	118%	96%	57%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes reinvestment of all dividends and distributions. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout The Period

	Goldman Sachs U.S. Tax- Managed Equity Fund
	Class P Shares
	April 17, 2018* to December 31, 2018
Per Share Data

Net asset value, beginning of period	$23.43

Net investment income(a)	0.16

Net realized and unrealized loss	(2.66)

Total from investment operations	(2.50)

Distributions to shareholders from net investment income	(0.19)

Net asset value, end of period	$20.74

Total return(b)	(10.62)%

Net assets, end of period (in 000s)	$97,892

Ratio of net expenses to average net assets	0.74	%(c)

Ratio of total expenses to average net assets	0.75	%(c)

Ratio of net investment income to average net assets	0.95	%(c)

Portfolio turnover rate(d)	152%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes reinvestment of all dividends and distributions. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout The Period

	Goldman Sachs U.S. Tax- Managed Equity Fund
	Class R6 Shares
	April 30, 2018* to December 31, 2018
Per Share Data

Net asset value, beginning of period	$22.93

Net investment income(a)	0.13

Net realized and unrealized loss	(2.14)

Total from investment operations	(2.01)

Distributions to shareholders from net investment income	(0.19)

Net asset value, end of period	$20.73

Total return(b)	(8.72)%

Net assets, end of period (in 000s)	$1,263,556

Ratio of net expenses to average net assets	0.74	%(c)

Ratio of total expenses to average net assets	0.74	%(c)

Ratio of net investment income to average net assets	0.85	%(c)

Portfolio turnover rate(d)	152%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes reinvestment of all dividends and distributions. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Tax-Managed Equity Fund
	Class A Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$10.93	$8.62	$8.67	$8.45	$9.18

Net investment income(a)	0.18	0.11	0.12	0.11	0.27	(b)

Net realized and unrealized gain (loss)	(2.03)	2.38	(0.04)	0.21	(0.80)

Total from investment operations	(1.85)	2.49	0.08	0.32	(0.53)

Distributions to shareholders from net investment income	(0.15)	(0.18)	(0.13)	(0.10)	(0.20)

Net asset value, end of year	$8.93	$10.93	$8.62	$8.67	$8.45

Total return(c)	(16.86)%	28.85%	0.93%	3.77%	(5.79)%

Net assets, end of year (in 000s)	$8,145	$9,429	$5,082	$3,408	$2,151

Ratio of net expenses to average net assets	1.29%	1.31%	1.38%	1.38%	1.38%

Ratio of total expenses to average net assets	1.37%	1.36%	1.39%	1.39%	1.42%

Ratio of net investment income to average net assets	1.69%	1.04%	1.37%	1.22%	2.98	%(b)

Portfolio turnover rate(d)	177%	134%	125%	113%	106%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.06 per share and 0.71% of average net assets.
(c)	Assumes reinvestment of all dividends and distributions. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Tax-Managed Equity Fund
	Class C Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$10.59	$8.39	$8.45	$8.27	$9.03

Net investment income(a)	0.10	0.04	0.06	0.02	0.15	(b)

Net realized and unrealized gain (loss)	(1.94)	2.30	(0.05)	0.23	(0.74)

Total from investment operations	(1.84)	2.34	0.01	0.25	(0.59)

Distributions to shareholders from net investment income	(0.07)	(0.14)	(0.07)	(0.07)	(0.17)

Net asset value, end of year	$8.68	$10.59	$8.39	$8.45	$8.27

Total return(c)	(17.39)%	27.85%	0.11%	3.07%	(6.55)%

Net assets, end of year (in 000s)	$2,551	$2,661	$1,012	$812	$181

Ratio of net expenses to average net assets	2.04%	2.06%	2.13%	2.13%	2.13%

Ratio of total expenses to average net assets	2.12%	2.11%	2.14%	2.13%	2.17%

Ratio of net investment income to average net assets	1.01%	0.40%	0.67%	0.20%	1.71	%(b)

Portfolio turnover rate(d)	177%	134%	125%	113%	106%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.06 per share and 0.71% of average net assets.
(c)	Assumes reinvestment of all dividends and distributions. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Tax-Managed Equity Fund
	Institutional Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$10.85	$8.54	$8.59	$8.36	$9.10

Net investment income(a)	0.31	0.17	0.16	0.15	0.28	(b)

Net realized and unrealized gain (loss)	(2.10)	2.34	(0.05)	0.21	(0.77)

Total from investment operations	(1.79)	2.51	0.11	0.36	(0.49)

Distributions to shareholders from net investment income	(0.15)	(0.20)	(0.16)	(0.13)	(0.25)

Net asset value, end of year	$8.91	$10.85	$8.54	$8.59	$8.36

Total return(c)	(16.49)%	29.42%	1.26%	4.26%	(5.48)%

Net assets, end of year (in 000s)	$16,948	$619,288	$519,135	$426,168	$316,062

Ratio of net expenses to average net assets	0.90%	0.92%	0.98%	0.98%	0.98%

Ratio of total expenses to average net assets	0.96%	0.97%	0.99%	0.99%	1.02%

Ratio of net investment income to average net assets	2.87%	1.74%	1.90%	1.71%	3.12	%(b)

Portfolio turnover rate(d)	177%	134%	125%	113%	106%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.06 per share and 0.71% of average net assets.
(c)	Assumes reinvestment of all dividends and distributions. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Tax-Managed Equity Fund
	Investor Shares(a)
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of year	$10.91	$8.61	$8.65	$8.43	$9.17

Net investment income(b)	0.19	0.13	0.15	0.07	0.29	(c)

Net realized and unrealized gain (loss)	(2.00)	2.36	(0.05)	0.27	(0.80)

Total from investment operations	(1.81)	2.49	0.10	0.34	(0.51)

Distributions to shareholders from net investment income	(0.19)	(0.19)	(0.14)	(0.12)	(0.23)

Net asset value, end of year	$8.91	$10.91	$8.61	$8.65	$8.43

Total return(d)	(16.66)%	29.09%	1.21%	4.04%	(5.59)%

Net assets, end of year (in 000s)	$14,008	$15,547	$1,251	$1,444	$205

Ratio of net expenses to average net assets	1.04%	1.05%	1.13%	1.13%	1.13%

Ratio of total expenses to average net assets	1.12%	1.11%	1.14%	1.13%	1.17%

Ratio of net investment income to average net assets	1.82%	1.30%	1.76%	0.84%	3.12	%(c)

Portfolio turnover rate(e)	177%	134%	125%	113%	106%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.06 per share and 0.71% of average net assets.
(d)	Assumes reinvestment of all dividends and distributions. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout The Period

	Goldman Sachs International Tax-Managed Equity Fund
	Class P Shares
	April 17, 2018* to December 31, 2018
Per Share Data

Net asset value, beginning of period	$11.07

Net investment income(a)	0.10

Net realized and unrealized loss	(2.11)

Total from investment operations	(2.01)

Distributions to shareholders from net investment income	(0.20)

Net asset value, end of period	$8.86

Total return(b)	(18.09)%

Net assets, end of period (in 000s)	$64,578

Ratio of net expenses to average net assets	0.89	%(c)

Ratio of total expenses to average net assets	1.00	%(c)

Ratio of net investment income to average net assets	1.43	%(c)

Portfolio turnover rate(d)	177%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes reinvestment of all dividends and distributions. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout The Period

	Goldman Sachs International Tax-Managed Equity Fund
	Class R6 Shares
	April 30, 2018* to December 31, 2018
Per Share Data

Net asset value, beginning of period	$10.92

Net investment income(a)	0.08

Net realized and unrealized loss	(1.95)

Total from investment operations	(1.87)

Distributions to shareholders from net investment income	(0.20)

Net asset value, end of period	$8.85

Total return(b)	(17.07)%

Net assets, end of period (in 000s)	$530,891

Ratio of net expenses to average net assets	0.89	%(c)

Ratio of total expenses to average net assets	0.99	%(c)

Ratio of net investment income to average net assets	1.14	%(c)

Portfolio turnover rate(d)	177%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes reinvestment of all dividends and distributions. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements

December 31, 2018

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
U.S. Equity Dividend and Premium, International Equity Dividend and Premium, International Tax-Managed Equity	A, C, Institutional, Investor, P(a) and R6(b)	Diversified
U. S. Tax-Managed Equity	A, C, Institutional, Service, Investor, P(a) and R6(b)	Diversified

(a)	Commenced operations on April 17, 2018.
(b)	Commenced operations on April 30, 2018.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class P and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
U.S. Equity Dividend and Premium International Equity Dividend and Premium	Quarterly	Annually
U.S. Tax-Managed Equity International Tax-Managed Equity	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F. In-Kind Transactions — The Funds may allow investors, under certain circumstances, to purchase shares with securities instead of cash. In addition, the Trust reserves the right to redeem an investor’s shares by distributing securities instead of cash.

These are known as in-kind transactions. Securities included as part of in-kind purchases and redemptions of Fund shares are valued in the same manner as they are valued for purposes of computing a Fund’s NAV, in accordance with the Fund’s Valuation Procedures, and such valuations are as of the date the trade is submitted pursuant to the procedures specified in the Funds’ prospectus.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and

85

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

ii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2018:

U.S. EQUITY DIVIDEND AND PREMIUM

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$11,854,696	$—	$—

North America	2,812,665,200	—	—

South America	3,878,430	—	—

Securities Lending Reinvestment Vehicle	2,016,000	—	—

Total	$2,830,414,326	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

U.S. EQUITY DIVIDEND AND PREMIUM (continued)

Derivative Type	Level 1	Level 2	Level 3

Liabilities

Futures Contracts(b)	$(226,183)	$—	$—

Written Options Contracts	(10,284,815)	—	—

Total	$(10,510,998)	$—	$—

INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$—	$606,310	$—

Asia	227,553	90,235,139	—

Australia and Oceania	2,277,397	28,151,232	—

Europe	16,976,533	176,844,284	—

North America	—	64,336	—

Securities Lending Reinvestment Vehicle	2,448,255	—	—

Total	$21,929,738	$295,901,301	$—

Derivative Type

Assets(b)

Futures Contracts	$383	$—	$—

Liabilities

Futures Contracts(b)	$ (18,638)	$—	$—

Written Options Contracts	(2,434,827)	—	—

Total	$(2,453,465)	$—	$—

U.S. TAX-MANAGED EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$4,921,688	$—	$—

Europe	6,073,418

North America	1,414,095,330	—	—

Investment Company	9,875,798	—	—

Securities Lending Reinvestment Vehicle	148,800	—	—

Total	$1,435,115,034	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

87

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

U.S. TAX-MANAGED EQUITY (continued)

Derivative Type	Level 1	Level 2	Level 3

Liabilities(b)

Futures Contracts	$(485,166)	$—	$—

INTERNATIONAL TAX-MANAGED EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$—	$193,535,503	$—

Australia and Oceania	4,310,648	41,926,226	—

Europe	17,031,239	377,268,744	—

North America	440,665	—	—

Securities Lending Reinvestment Vehicle	4,166,835	—	—

Total	$25,949,387	$612,730,473	$—

Derivative Type

Liability(b)

Futures Contracts	$(4,047)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2018. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Fund	Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities(a)
U.S. Equity Dividend and Premium	Equity	—	$—		Variation margin on futures, Payable for written options at value	$(10,510,998)
International Equity Dividend and Premium	Equity	Variation margin on futures	383	(a)	Variation margin on futures, Payable for written options at value	(2,453,465)
U.S. Tax-Managed Equity	Equity	—	—		Variation margin on futures	(485,166)
International Tax-Managed Equity	Equity	—	—		Variation margin on futures	(4,047)
Total			$383			$(13,453,676)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only variation margin as of December 31, 2018 is reported within the Statements of Assets and Liabilities.

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2018. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
U.S. Equity Dividend and Premium	Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	$(24,074,512)	$22,207,145	4,474
International Equity Dividend and Premium	Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	4,916,150	184,861	2,347
U.S. Tax-Managed Equity	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	1,351,181	(625,315)	121
International Tax-Managed Equity	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	95,548	9,353	85
Total			$(17,711,633)	$21,776,044	7,027

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2018.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

As of December 31, 2018, the contractual management fees with GSAM were as stated below. The effective contractual management rates and effective net management rates represent the rates for the fiscal year ended December 31, 2018.

	Contractual Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
U.S. Equity Dividend and Premium	0.75%	0.68%	0.65%	0.64%	0.63%	0.69%	0.69%
International Equity Dividend and Premium	0.81	0.73	0.69	0.68	0.67	0.81	0.81
U.S. Tax-Managed Equity	0.70	0.63	0.60	0.59	0.58	0.67	0.67
International Tax-Managed Equity	0.85	0.77	0.73	0.72	0.71	0.85	0.85

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2018

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2018, GSAM waived $28,554, $1,646, $13,265 and $2,833 of the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds’ management fees, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A Shares of each Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Funds, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Service
Distribution and/or Service Plan	0.25%	0.75%	0.25%

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2018, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
U.S. Equity Dividend and Premium	$59,594	$6
International Equity Dividend and Premium	278	—
U.S. Tax-Managed Equity	4,619	—
International Tax-Managed Equity	1,989	—

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C or Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C and Investor Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.01% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Investor Shares of the U.S. Equity Dividend and Premium Fund. This arrangement will remain in effect through at least April 30, 2019, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds are 0.014%, 0.094%, 0.044% and 0.014%, respectively. Prior to April 30, 2018, the Other Expense limitation was 0.124% for the International Equity Dividend and Premium Fund. These Other Expense limitations will remain in place through at least April 30, 2019, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended December 31, 2018, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Transfer Agency Waivers/ Credits	Total Expense Reductions
U.S. Equity Dividend and Premium	$28,554	$587,574	$11,068	$91,096	$718,292
International Equity Dividend and Premium	1,646	170,841	634	—	173,121
U.S. Tax-Managed Equity	13,265	—	17,657	—	30,922
International Tax-Managed Equity	2,833	513,314	5,271	—	521,418

G.  Line of Credit Facility — As of December 31, 2018, the Funds participated in a $770,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2018, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2018, Goldman Sachs earned $780 and $159 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the International Equity Dividend and Premium and International Tax-Managed Equity Funds, respectively.

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Notes to Financial Statements (continued)

December 31, 2018

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2018:

Fund	Beginning Value as of December 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2018	Shares as of December 31, 2018	Dividend Income from Affiliated Investment Company
U.S. Equity Dividend and Premium	$—	$407,999,261	$(407,999,261)	$—	—	$324,751
International Equity Dividend and Premium	—	31,570,367	(31,570,367)	—	—	16,107
U.S. Tax-Managed Equity	17,924,899	286,434,203	(294,483,304)	9,875,798	9,875,798	129,874
International Tax-Managed Equity	4,441,437	96,959,920	(101,401,357)	—	—	25,174

As of December 31, 2018, the following Goldman Sachs Global Tax-Aware Equity Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Enhanced Dividend Global Equity Portfolio	Goldman Sachs Tax-Advantaged Global Equity Portfolio
U.S. Equity Dividend and Premium	9%	—%
International Equity Dividend and Premium	40	—
U.S. Tax-Managed Equity	—	84
International Tax-Managed Equity	—	83

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2018, were as follows:

Fund	Purchases	Sales
U.S. Equity Dividend and Premium	$1,248,190,203	$1,666,021,759
International Equity Dividend and Premium	54,761,894	83,307,178
U.S. Tax-Managed Equity	2,596,354,397	2,363,712,237
International Tax-Managed Equity	1,358,213,227	1,212,771,429

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to

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7. SECURITIES LENDING (continued)

the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% (prior to February 21, 2018, GSAM may have received a management fee of up to 0.205%) on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds may enter into master netting agreements with borrowers, which provide the right, in the event of a default (including bankruptcy or insolvency), for the nondefaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2018, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended December 31, 2018, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year ended December 31, 2018		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of December 31, 2018
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
U.S. Equity Dividend and Premium	$3,527	$12,011	$2,016,000
International Equity Dividend and Premium	2,707	8,665	—
U.S. Tax-Managed Equity	893	1,976	—
International Tax-Managed Equity	6,483	5,921	2,788,275

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Notes to Financial Statements (continued)

December 31, 2018

7. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended December 31, 2018:

Fund	Beginning Value as of December 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2018
U.S. Equity Dividend and Premium	$1,422,950	$107,954,678	$(107,361,628)	$2,016,000
International Equity Dividend and Premium	89,044	14,802,532	(12,443,321)	2,448,255
U.S. Tax-Managed Equity	502,350	50,602,070	(50,955,620)	148,800
International Tax-Managed Equity	3,671,191	67,151,631	(66,655,987)	4,166,835

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ending December 31, 2018 was as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	U.S. Tax-Managed Equity	International Tax-Managed Equity
Distributions paid from:
Ordinary income	$92,546,663	$11,654,244	$12,803,523	$14,001,577
Net long-term capital gains	131,495,071	—	—	—
Total taxable distributions	$224,041,734	$11,654,244	$12,803,523	$14,001,577

The tax character of distributions paid during the fiscal year ending December 31, 2017 was as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	U.S. Tax-Managed Equity	International Tax-Managed Equity
Distributions paid from:
Ordinary income	$83,100,688	$10,459,939	$12,265,440	$11,801,997
Net long-term capital gains	117,561,793	—	—	—
Total taxable distributions	$200,662,481	$10,459,939	$12,265,440	$11,801,997

As of December 31, 2018, the components of accumulated earnings (losses) on a tax-basis were as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	U.S. Tax-Managed Equity	International Tax-Managed Equity
Undistributed ordinary income — net	$16,887	$9,217	$265,439	$382,523
Undistributed long — term capital gains	19,008,391	—	—	—
Total undistributed earnings	$19,025,278	$9,217	$265,439	$382,523
Capital loss carryforwards:(1)
Perpetual Long — term	$—	$(26,664,963)	$—	$—
Perpetual Short — term	—	(1,984,705)	(16,633,317)	(8,180,925)
Total capital loss carryforwards	$—	$(28,649,668)	$(16,633,317)	$(8,180,925)
Timing differences (Post October Loss Deferral and Deferred Dividends)	(1,916,424)	(949,478)	(878,700)	(3,010,114)
Unrealized gains (losses) — net	104,955,938	(39,454,304)	316,893,020	(32,356,455)
Total accumulated gains (losses) — net	$122,064,792	$(69,044,233)	$299,646,442	$(43,164,971)
(1)	The U.S. Tax-Managed Equity Fund utilized $3,448,713 of capital losses in the current fiscal year.

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8. TAX INFORMATION (continued)

As of December 31, 2018, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	U.S. Tax- Managed Equity	International Tax-Managed Equity
Tax cost	$2,736,160,904	$357,434,833	$1,117,736,848	$671,049,741
Gross unrealized gain	377,096,042	21,374,512	358,445,457	20,376,518
Gross unrealized loss	(272,140,104)	(60,828,816)	(41,552,437)	(52,732,973)
Net unrealized gain (loss)	$104,955,938	$(39,454,304)	$316,893,020	$(32,356,455)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and options contracts, and differences in the tax treatment of underlying fund investments, real estate investment trust investments and passive foreign investment company investments.

The International Equity Dividend and Premium Fund reclassified $5,767 from distributable earnings to paid in capital for the year ending December 31, 2018. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from certain non-deductible expenses.

The U.S. Tax-Managed Equity Fund reclassified $(77,483,163) from distributable earnings to paid in capital for the year ending December 31, 2018. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from redemptions in-kind.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no

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Notes to Financial Statements (continued)

December 31, 2018

9. OTHER RISKS (continued)

regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Fund‘s investments in securities of issuers located in emerging market countries.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

In September 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in the ASU modify fair value measurement disclosures. The amendments are effective for the Fund’s fiscal year beginning after December 15, 2019. GSAM is currently evaluating the impact, if any, of the amendments.

12. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	U.S. Equity Dividend and Premium Fund

	For the Fiscal Year Ended December 31, 2018		For the Fiscal Year Ended December 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,295,207	$70,158,277	12,918,207	$163,815,279
Reinvestment of distributions	1,217,097	14,874,034	1,105,825	14,472,750
Shares redeemed	(11,074,287)	(141,568,778)	(17,401,288)	(219,289,485)
	(4,561,983)	(56,536,467)	(3,377,256)	(41,001,456)
Class C Shares
Shares sold	2,086,830	27,160,327	4,052,530	51,294,321
Reinvestment of distributions	659,608	7,980,024	574,479	7,492,584
Shares redeemed	(4,031,361)	(52,408,594)	(2,948,335)	(37,617,998)
	(1,284,923)	(17,268,243)	1,678,674	21,168,907
Institutional Shares
Shares sold	33,504,921	441,167,825	57,919,587	735,316,716
Reinvestment of distributions	6,280,998	76,871,798	10,206,795	133,321,074
Shares redeemed	(138,392,227)	(1,825,561,094)	(43,387,937)	(555,285,051)
	(98,606,308)	(1,307,521,471)	24,738,445	313,352,739
Investor Shares(a)
Shares sold	13,150,709	172,599,651	26,327,723	332,762,138
Reinvestment of distributions	2,715,798	33,135,461	2,024,729	26,467,668
Shares redeemed	(14,086,815)	(183,423,650)	(6,766,206)	(87,188,576)
	1,779,692	22,311,462	21,586,246	272,041,230
Class P Shares(b)
Shares sold	66,170,177	886,799,790	—	—
Reinvestment of distributions	4,165,280	50,730,626	—	—
Shares redeemed	(13,586,593)	(169,426,665)	—	—
	56,748,864	768,103,751	—	—
Class R6 Shares(c)
Shares sold	23,298,666	309,946,373	—	—
Reinvestment of distributions	1,484,667	18,072,196	—	—
Shares redeemed	(2,690,115)	(34,802,719)	—	—
	22,093,218	293,215,850	—	—

NET INCREASE (DECREASE)	(23,831,440)	$(297,695,118)	44,626,109	$565,561,420

(a) Effective August 15, 2017, Class IR changed its name to Investor Shares.

(b) Commenced operations on April 17, 2018.

(c) Commenced operations on April 30, 2018.

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Notes to Financial Statements (continued)

December 31, 2018

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Equity Dividend and Premium Fund

	For the Fiscal Year Ended December 31, 2018		For the Fiscal Year Ended December 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	185,864	$1,394,265	102,945	$732,847
Reinvestment of distributions	12,738	91,921	13,426	97,747
Shares redeemed	(368,502)	(2,705,700)	(534,475)	(3,749,238)
	(169,900)	(1,219,514)	(418,104)	(2,918,644)
Class C Shares
Shares sold	30,138	226,469	247,825	1,759,661
Reinvestment of distributions	7,774	54,558	8,111	56,946
Shares redeemed	(411,315)	(2,910,023)	(94,640)	(655,969)
	(373,403)	(2,628,996)	161,296	1,160,638
Institutional Shares
Shares sold	3,299,255	25,150,510	11,561,703	81,010,689
Reinvestment of distributions	302,041	2,239,419	1,403,222	10,078,458
Shares redeemed	(53,613,348)	(391,611,679)	(9,122,052)	(65,755,238)
	(50,012,052)	(364,221,750)	3,842,873	25,333,909
Investor Shares(a)
Shares sold	792,283	5,588,837	777,673	5,439,680
Reinvestment of distributions	26,898	187,293	16,732	120,278
Shares redeemed	(333,831)	(2,430,334)	(333,516)	(2,356,628)
	485,350	3,345,796	460,889	3,203,330
Class P Shares(b)
Shares sold	33,241,157	239,776,975	—	—
Reinvestment of distributions	759,524	5,301,151	—	—
Shares redeemed	(8,786,245)	(59,552,901)	—	—
	25,214,436	185,525,225	—	—
Class R6 Shares(c)
Shares sold	20,858,813	151,394,746	—	—
Reinvestment of distributions	511,578	3,555,021	—	—
Shares redeemed	(1,853,969)	(12,787,174)	—	—
	19,516,422	142,162,593	—	—

NET INCREASE (DECREASE)	(5,339,147)	$(37,036,646)	4,046,954	$26,779,233

(a) Effective August 15, 2017, Class IR changed its name to Investor Shares.

(b) Commenced operations on April 17, 2018.

(c) Commenced operations on April 30, 2018.

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13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	U.S. Tax-Managed Equity Fund

	For the Fiscal Year Ended December 31, 2018		For the Fiscal Year Ended December 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	814,705	$19,000,067	235,553	$4,819,759
Reinvestment of distributions	15,443	303,925	9,922	222,759
Shares redeemed	(243,885)	(5,567,445)	(730,782)	(14,705,297)
	586,263	13,736,547	(485,307)	(9,662,779)
Class C Shares
Shares sold	224,904	4,799,971	103,720	2,018,823
Shares redeemed	(533,843)	(11,927,357)	(312,769)	(6,033,717)
	(308,939)	(7,127,386)	(209,049)	(4,014,894)
Institutional Shares
Shares sold	6,330,060	148,125,329	7,938,889	166,788,196
Reinvestment of distributions	1,416	28,533	514,698	11,729,973
Shares redeemed	(63,995,284)	(1,536,242,572)	(2,581,620)	(53,472,574)
Shares redeemed in connection with in-kind transactions	(2,117,152)	(48,160,000)	—	—
	(59,780,960)	(1,436,248,710)	5,871,967	125,045,595
Service Shares
Shares sold	6,595	155,606	22	450
Reinvestment of distributions	137	2,719	132	2,973
Shares redeemed	(3,821)	(83,145)	(1)	(32)
	2,911	75,180	153	3,391
Investor Shares(a)
Shares sold	263,401	6,120,169	513,078	10,361,026
Reinvestment of distributions	6,750	134,794	5,470	124,607
Shares redeemed	(167,106)	(3,921,618)	(508,010)	(10,269,685)
	103,045	2,333,345	10,538	215,948
Class P Shares(b)
Shares sold	4,933,205	117,732,028	—	—
Reinvestment of distributions	45,457	908,224	—	—
Shares redeemed	(258,211)	(5,610,626)	—	—
	4,720,451	113,029,626	—	—
Class R6 Shares(c)
Shares sold	65,073,762	1,553,803,875	—	—
Reinvestment of distributions	570,971	11,402,299	—	—
Shares redeemed	(1,683,318)	(37,830,108)	—	—
Shares redeemed in connection with in-kind transactions	(3,015,553)	(73,210,000)	—	—
	60,945,862	1,454,166,066	—	—

NET INCREASE	6,268,633	$139,964,668	5,188,302	$111,587,261

(a) Effective August 15, 2017, Class IR changed its name to Investor Shares.

(b) Commenced operations on April 17, 2018.

(c) Commenced operations on April 30, 2018.

99

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2018

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Tax-Managed Equity Fund

	For the Fiscal Year Ended December 31, 2018		For the Fiscal Year Ended December 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	433,592	$4,744,157	586,809	$6,085,147
Reinvestment of distributions	16,440	143,686	13,828	150,589
Shares redeemed	(401,065)	(4,071,679)	(327,027)	(3,123,517)
	48,967	816,164	273,610	3,112,219
Class C Shares
Shares sold	185,896	1,983,469	149,372	1,539,863
Reinvestment of distributions	2,415	20,501	3,119	32,937
Shares redeemed	(145,534)	(1,419,976)	(21,877)	(223,790)
	42,777	583,994	130,614	1,349,010
Institutional Shares
Shares sold	7,605,815	82,771,894	10,302,979	103,200,782
Reinvestment of distributions	39,199	341,815	1,048,894	11,338,541
Shares redeemed	(62,839,603)	(668,058,108)	(8,711,180)	(80,971,761)
Shares redeemed in connection with in-kind transactions	—	—	(6,300,759)	(66,410,000)
	(55,194,589)	(584,944,399)	(3,660,066)	(32,842,438)
Investor Shares(a)
Shares sold	1,372,365	14,541,257	1,592,806	15,779,813
Reinvestment of distributions	34,106	297,404	25,081	272,879
Shares redeemed	(1,258,959)	(13,294,693)	(338,822)	(3,564,694)
	147,512	1,543,968	1,279,065	12,487,998
Class P Shares(b)
Shares sold	11,151,190	115,721,758	—	—
Reinvestment of distributions	182,381	1,579,421	—	—
Shares redeemed	(4,042,582)	(36,926,746)	—	—
	7,290,989	80,374,433	—	—
Class R6 Shares(c)
Shares sold	60,289,988	639,695,481	—	—
Reinvestment of distributions	1,340,050	11,604,833	—	—
Shares redeemed	(1,662,745)	(15,869,218)	—	—
	59,967,293	635,431,096	—	—

NET INCREASE (DECREASE)	12,302,949	$133,805,256	(1,976,777)	$(15,893,211)

(a) Effective August 15, 2017, Class IR changed its name to Investor Shares.

(b) Commenced operations on April 17, 2018.

(c) Commenced operations on April 30, 2018.

100

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs U.S. Tax-Managed Equity Fund and Goldman Sachs International Tax-Managed Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs U.S. Tax-Managed Equity Fund and Goldman Sachs International Tax-Managed Equity Fund (four of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 26, 2019

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

101

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Fund Expenses — Six Month Period Ended December 31, 2018 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class P or Class R6 Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) contingent deferred sales charges on redemptions (with respect to Class C Shares), (if any); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class P and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 through December 31, 2018, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	U.S. Equity Dividend and Premium Fund				International Equity Dividend and Premium Fund				U.S. Tax-Managed Equity Fund				International Tax-Managed Equity Fund
Share Class	Beginning Account Value 07/01/18	Ending Account Value 12/31/18		Expenses Paid for the 6 Months Ended 12/31/18*	Beginning Account Value 07/01/18	Ending Account Value 12/31/18		Expenses Paid for the 6 Months Ended 12/31/18*	Beginning Account Value 07/01/18	Ending Account Value 12/31/18		Expenses Paid for the 6 Months Ended 12/31/18*	Beginning Account Value 07/01/18	Ending Account Value 12/31/18		Expenses Paid for the 6 Months Ended 12/31/18*
Class A
Actual	$1,000	$924.40		$5.43	$1,000	$904.70		$6.43	$1,000	$888.00		$5.43	$1,000	$849.20		$6.01
Hypothetical 5% return	1,000	1,019.56	+	5.70	1,000	1,018.45	+	6.82	1,000	1,019.46	+	5.80	1,000	1,018.70	+	6.56
Class C
Actual	1,000	920.20		9.05	1,000	900.50		10.01	1,000	884.00		8.98	1,000	846.10		9.54
Hypothetical 5% return	1,000	1,015.78	+	9.50	1,000	1,014.67	+	10.61	1,000	1,015.68	+	9.60	1,000	1,014.87	+	10.41
Institutional
Actual	1,000	926.20		3.59	1,000	906.40		4.85	1,000	889.70		3.57	1,000	850.70		4.20
Hypothetical 5% return	1,000	1,021.48	+	3.77	1,000	1,020.11	+	5.14	1,000	1,021.42	+	3.82	1,000	1,020.67	+	4.58
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	887.40		5.95	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,018.90	+	6.36	N/A	N/A		N/A
Investor
Actual	1,000	924.80		4.22	1,000	905.60		5.24	1,000	888.40		4.24	1,000	849.70		4.85
Hypothetical 5% return	1,000	1,020.82	+	4.43	1,000	1,019.71	+	5.55	1,000	1,020.72	+	4.53	1,000	1,019.96	+	5.30
Class P
Actual	1,000	926.30		3.54	1,000	906.50		4.47	1,000	889.60		3.52	1,000	851.40		4.15
Hypothetical 5% return	1,000	1,021.53	+	3.72	1,000	1,020.52	+	4.74	1,000	1,021.48	+	3.77	1,000	1,020.72	+	4.53
Class R6
Actual	1,000	925.50		3.54	1,000	906.40		4.47	1,000	889.20		3.52	1,000	850.40		4.15
Hypothetical 5% return	1,000	1,021.53	+	3.72	1,000	1,020.52	+	4.74	1,000	1,021.48	+	3.77	1,000	1,020.72	+	4.53

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class P	Class R6
U.S. Equity Dividend and Premium	1.12%	1.87%	0.74%	N/A	0.87%	0.73%	0.73%
International Equity Dividend and Premium	1.34	2.09	1.01	N/A	1.09	0.93	0.93
U.S. Tax-Managed Equity	1.14	1.89	0.75	1.25%	0.89	0.74	0.74
International Tax-Managed Equity	1.29	2.05	0.90	N/A	1.04	0.89	0.89

102

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 69	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Director, Emerson Center for the Arts and Culture (2011-2017); and Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Kathryn A. Cassidy Age: 64	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Diana M. Daniels Age: 69	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Herbert J. Markley Age: 68	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Roy W. Templin Age: 58	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 67	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

103

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 56	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				156	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2018.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2018, Goldman Sachs Trust consisted of 90 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 29 portfolios (14 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

104

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 56	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 41	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 47	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2018.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

105

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Goldman Sachs Trust — Tax-Advantaged Equity Funds — Tax Information (Unaudited)

For the fiscal year ended December 31, 2018, 90.41% and 100% of the dividends paid from net investment company taxable income by the U.S. Equity Dividend and Premium and U.S. Tax-Managed Equity Funds, respectively, qualify for the dividends received deduction available to corporations.

For the 2018 tax year, the International Equity Dividend and Premium and International Tax-Managed Equity Funds have elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the International Equity Dividend and Premium and International Tax-Managed Equity Funds from sources within foreign countries and possessions of the United States was $0.0526 and $0.2284 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the International Equity Dividend and Premium and International Tax-Managed Equity Funds during the year from foreign sources was 100% and 99.65%, respectively. The total amount of taxes paid by the International Equity Dividend and Premium and International Tax-Managed Equity Funds to such countries was $0.0057 and $0.0282 per share, respectively.

For the fiscal year ended December 31, 2018, 97.96%, 100%, 100% and 100% of the dividends paid from net investment company taxable income by the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the U.S. Equity Dividend and Premium Fund designates $131,495,071 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2018.

During the fiscal year ended December 31, 2018, the U.S. Equity Dividend and Premium Fund designates $28,831,901 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

106

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.34 trillion in assets under supervision as of December 31, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[4]
∎	International Equity ESG Fund[5]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[8]
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[5]	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and

Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer

and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman Sachs & Co. LLC (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Holdings and allocations shown are as of December 31, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2019 Goldman Sachs. All rights reserved. 156263-OTU-923346 TAXADVAR-19/31K

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2018	2017	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,673,345	$3,596,511	Financial Statement audits.

Audit-Related Fees:

• PwC	$398,872	$226,262	Other attest services.

Tax Fees:

• PwC	$1,135,205	$828,716	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2018	2017	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,845,098	$1,860,429	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and Semi-Annual Updates related to withholding tax accrual for non-US Jurisdictions. These fees are borne by the Funds’ Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended December 31, 2018 and December 31, 2017 were approximately $1,534,077 and $1,054,978 respectively.

The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2017 and December 31, 2016 were approximately $9.4 million and $11.4 million respectively. The figures for these entities are not yet available for twelve months ended December 31, 2018. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2017 and 2016 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	March 1, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	March 1, 2019

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	March 1, 2019